UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

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Thrivent Financial for Lutherans®

# Thrivent Series Fund, Inc.

## Annual Report December 31, 2010

23572AR R2-11 Thrivent.com

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Dear Member:

A brief review of the economy

The 12-month period ended December 31, 2010, was productive for investors as the nation’s financial markets and economy continued to recover from a deep recession and ensuing investment sell off in 2008 and 2009.

The U.S. economy grew slowly during the year but posted positive growth nonetheless. Gross domestic product (GDP) growth was measured at a 3.7% annual rate during the first quarter of 2010, then fell to a 1.7% rate for the second quarter, strengthening to a 2.6% annual rate for the third quarter.1 The pace of GDP growth in the fourth quarter fell to a 2.2% annual rate, according to a board of 43 professional forecasters surveyed by the Federal Reserve Bank of Philadelphia.

While this level of growth is far from the robust economic recovery required to generate the myriad of new jobs needed, it shows strong improvement since mid-2009.

The U.S. employment picture continues to be the major area of concern and the slowest part of the economy to recover. The monthly U.S. nonfarm payrolls report, which indicates the health of the nation’s employment, has been mixed in recent months. In 2009, nearly all of the monthly reports showed a net decrease in jobs, while 2010 saw slight improvement. Through the end of 2010, the economy added 1.124 million jobs—certainly an improvement over 2009, but still many fewer than the 200,000 or 300,000 jobs per month required to loosen a national unemployment rate stuck above 9.5% for most of the year.

Inflation continued to be muted, with the December 2010 Consumer Price Index registering a 1.5% year-over-year increase.1 With inflation largely in check, the Federal Reserve Open Market Committee may feel more comfortable leaving the benchmark federal funds target interest rate unchanged at its current 0.25%. The consensus appears to be that we have enough inflation to provide evidence that the overall economy is growing, albeit weakly, but not so little that we risk deflation.

That said, low inflation and a low interest rate environment can be viewed as a double-edged sword. Low interest rates make borrowing money, funding business plans and servicing debt less costly and can lead to greater economic growth. The flip side, unfortunately, is that conservative investors and savers get little in exchange for placing assets in bank accounts, money markets and fixed-rate products.

A brief review of the markets

Stock prices posted strong returns to close out 2009, and opened 2010 in much the same way before falling back in May and June due to concerns over faltering U.S. economic data and debt worries in the European Union. The rally resumed toward late summer, as another round of strong corporate profit reports, teamed with improved economic news, generally propelled stocks forward through the end of the year.

As is typical of a strong market, the most aggressive investment types generally performed best. Small-company stocks, as measured by the Russell 2000® Index, recorded a 26.85% total return. Their large-company cousins, as measured by the S&P 500 Index, posted a 15.06% total return. Large-company stocks typically trail the more nimble small-cap stocks in sharp market rallies and tend to outperform in more modest market conditions later in economic recoveries. The value and growth styles of investing varied somewhat over the period, as investor interest in growth sectors—such as information technology and consumer discretionary—led to larger gains as measured by the Russell 1000® Growth Index, which returned 16.71%. Weighed down in part by uncertainty over the prospects for banks and other financial companies, the value style underperformed as illustrated by the Russell 1000® Value Index’s total return of 15.51%.

Overseas equities posted weaker returns than their domestic counterparts over concerns about the financial health and ongoing debt issues of several European Union countries and weaker economic conditions in Europe. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, a common benchmark for large, higher-quality international company stocks, posted an 8.21% total return. Holding true to higher-risk financial assets performing better, the MSCI Emerging Markets Index recorded a robust 19.20% total return. Emerging Markets Index stocks benefited from strong retail demand for the securities. Also, many of these emerging market countries are simply growing faster than our more mature economy, and may offer greater prospects along with greater potential risks.

Most sectors of the U.S. bond market posted solid results during 2010, with the riskiest sectors—such as commercial- and nonagency-backed mortgage securities and high-yield bonds—generating the best returns. The recovery extended through most of the year, but in May, Europe’s debt crisis and high U.S. unemployment renewed concerns about growth and pushed Treasury yields to historic lows.

Outlook

We think that much of the rally in stocks and higher-risk bonds is behind us, and that returns going forward will be more muted.

We see economic conditions continuing to improve, but at a relatively slow pace. With economic growth in the 2% to 3% range, it may be difficult to see major improvements in the employment picture. That said, we think the current fundamental underpinnings are stronger than they were a year ago, and that’s one thing for which to be thankful.

Though improvement in the economy has been slow, economic data has shown recent signs of strengthening. In October, the Institute for Supply Management reported that its Manufacturing Index improved at a level above expectations. Additionally, some leading indicators data showed marked improvement in new orders, while existing inventories dropped. The service industry, which accounts for close to 70% of the U.S. economy, also has shown signs of improvement. In our opinion, this kind of evidence supports a pickup in both the manufacturing and service sides of our economy and could spell new jobs if the improvements take a more lasting hold.

The Federal Reserve appears to be willing to actively foster more economic growth. Its second round of quantitative easing, or QE2, was designed to improve consumer and business confidence. While I am not entirely sure of the necessity of such a program, the Fed’s commitment to growth could prove a positive for many asset classes and investment types, at least for the near term.

Despite the Fed’s easing programs, we expect interest rates to stay in their current range or move modestly higher through the first half of 2011. Longer term, we are concerned about the risk of rising interest rates, which would negatively impact bond portfolios with longer average durations more than those with shorter durations.

In conclusion

Moving into a new year is a great time to get your financial house in order. As you do this, it’s important to remember that stock investments should be viewed with a longer time frame. They can provide growth prospects for the long haul while adding a hedge against inflation versus bonds and other fixed-rate investments. Most investors need a meaningful allocation to stocks in their portfolio to generate the growth that retirees require in order to not outlive their savings. But you have to be comfortable with the amount of risk in your portfolio.

If fear of the stock market or fear of not having enough growth in your retirement portfolio keeps you up at night, it’s time to sit down with your Thrivent Financial representative. He or she can help you build a personal strategy that seeks to balance your appetite for risk with the goals you have for your money. Thrivent Financial has many tools and product solutions that can help. Let us know if we can help in any way, and thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen

President

Thrivent Series Fund, Inc.

[1]	U.S. Department of Commerce, Bureau of Economic Analysis

Thrivent Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Aggressive Allocation Portfolio earned a return of 17.53%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 15.11%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned a return of 15.06% and 6.54%, respectively.

What factors affected the Portfolio’s performance?

Allocations to equity segments providing higher returns than the S&P 500, good relative returns on the part of many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving the good results over the last fiscal year. The Portfolio benefited from exposure to mid- and small-capitalization companies, as those segments of the market outperformed the S&P 500. International mid- and small-cap stocks as well as emerging market equity and debt exposure provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results, as this group did not keep pace with the advance in domestic stocks.

Additionally, because of underweighting, our investments in large-cap stocks did not perform as well as the S&P 500. Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April, we increased fixed- income exposure as equity prices appeared full, and following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Portfolio, and that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur it would be a function of policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit subpar versus historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-income securities are fully priced, and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge the risks of accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of December 31, 2010

Net Assets	$587,105,042
NAV	$12.22
NAV - High†	12/29/2010 - $12.25
NAV - Low†	7/2/2010 - $9.74
Number of Holdings: 332
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/29/2005
17.53%	3.69%	5.72%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 15.43%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 13.18%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 15.06% and 6.54%, respectively.

What factors affected the Portfolio’s performance?

Allocations to equity segments providing higher returns than the S&P 500, good relative returns on the part of many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving the good results over the last fiscal year. The Portfolio benefited from exposure to mid- and small-capitalization companies, as those segments of the market outperformed the S&P 500. International mid- and small-cap stocks as well as emerging market equity and debt exposure provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results as this group did not keep pace with the advance in domestic stocks.

Additionally, because of underweighting, our investments in large-cap stocks did not perform as well as the S&P 500. Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April, we increased fixed- income exposure as equity prices appeared full, and following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Portfolio, and that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur it would be a function of policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit subpar versus historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-

income securities are fully priced, and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge the risks of accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of December 31, 2010

Net Assets	$2,505,554,313
NAV	$11.89
NAV - High†	12/29/2010 - $11.90
NAV - Low†	7/2/2010 - $9.84
Number of Holdings: 367
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/29/2005
15.43%	4.00%	5.62%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderate Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Moderate Allocation Portfolio earned a return of 13.68%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 11.40%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 15.06% and 6.54%, respectively.

What factors affected the Portfolio’s performance?

Allocations to equity segments providing higher returns than the S&P 500, good relative returns on the part of many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving the good results over the last fiscal year. The Portfolio benefited from exposure to mid- and small-capitalization companies as those segments of the market outperformed the S&P 500. International mid- and small-cap stocks as well as emerging market equity and debt exposure provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results as this group did not keep pace with the advance in domestic stocks.

Additionally, because of underweighting, our investments in large-cap stocks did not perform as well as the S&P 500. Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April, we increased fixed- income exposure as equity prices appeared full, and following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Portfolio, and that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur, it would be a function of policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit subpar versus historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-income securities are fully priced, and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the

s

undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge the risks of accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of December 31, 2010

Net Assets	$3,569,369,286
NAV	$11.79
NAV - High†	12/29/2010 - $11.80
NAV - Low†	7/2/2010 - $10.15
Number of Holdings: 370
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/29/2005
13.68%	4.42%	5.63%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 11.41%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 9.42%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned a return of 15.06% and 6.54%, respectively.

What factors affected the Portfolio’s performance?

Allocations to equity segments providing higher returns than the S&P 500, good relative returns on the part of many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving good results over the last fiscal year. The Portfolio benefited from exposure to mid- and small-capitalization companies, as those segments of the market outperformed the S&P 500. International mid- and small-cap stocks, as well as emerging market equity and debt exposure, provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results, as this group did not keep pace with the advance in domestic stocks.

Additionally, our investments in large-cap stocks did not perform as well as the S&P 500. Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April, we increased fixed-income exposure as equity prices appeared full, and following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Portfolio, and that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur it would be a function of policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit subpar versus historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-

income securities are fully priced, and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge the risks of accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of December 31, 2010

Net Assets	$1,591,317,482
NAV	$11.66
NAV - High†	12/31/2010 - $11.66
NAV - Low†	7/2/2010 - $10.43
Number of Holdings: 360
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/29/2005
11.41%	4.62%	5.38%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Technology Portfolio earned a return of 25.00%, compared with the median return of its peer group, the Lipper Science & Technology category, of 20.12%. The Portfolio’s market benchmark, the NASDAQ Composite Index, returned 18.15%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance was a direct result of our bottom-up stock selection. Netflix, Inc. and NetApp, Inc. were the top positive contributors to relative performance, while FormFactor, Inc. and Equinix, Inc. detracted from performance.

Netflix rapidly added subscribers during the period, driven predominantly by its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers.

NetApp develops data storage hardware and software for enterprise clients. Within this space, we believe the company’s storage devices are easier to buy, install and manage than competing products.

FormFactor designs and manufactures wafer probe cards that are used for testing semiconductor chips. We decided to exit the position in favor of higher conviction names.

In October, Equinix pre-announced third-quarter and full-year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers.

What is your outlook?

Equity returns were strong in 2010 despite continued concerns over the impact that new government regulations may have on the economy and the generally uneven nature of the U.S. recovery. Additionally, it appears that stock price momentum became a growing trend and investors’ appetite for equities increased, as noted in retail mutual fund flows. We are encouraged that the global economy appears to have entered its next chapter of recovery, moving from government-subsidized stimulus to what we expect to be a more sustainable stage led by healthy corporate spending and consumer participation. We expect recent tax policies out of Washington may also be helpful in increasing confidence and helping create some needed visibility into the future so that longer-term investment plans can be put in place.

We remain optimistic on corporate profits, predominantly driven by top-line rather than margin expansion, particularly in the information technology sector. We have seen and expect to continue to see more in the way of strategic mergers and acquisitions, private equity transactions and corporate buybacks. Collectively, we believe this provides a good backdrop for demand for equities. However, we feel that the need to pick the right stocks in the coming year will increase as not all companies will be beneficiaries of these trends. In our view, greater differentiation between stocks will continue as correlations decline from their 2010 highs.

Portfolio Facts

As of December 31, 2010

Net Assets	$36,305,028
NAV	$7.11
NAV - High†	12/27/2010 - $7.16
NAV - Low†	2/4/2010 - $5.18
Number of Holdings: 40
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 3/1/2001
25.00%	3.01%	-1.34%

*	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Healthcare Portfolio earned a return of 11.13%, compared with the median return of its peer group, the Lipper Health/Biotechnology category of 7.10%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Healthcare Index, earned a return of 3.03%.

What factors affected the Portfolio’s performance?

Over the last 12 months, stock selection accounted for the outperformance of the Thrivent Partner Healthcare Portfolio relative to the benchmark (the MSCI World Healthcare Index), with both industry selection and cash positions detracting from outperformance slightly. In biotechnology, InterMune, Inc. and Genzyme Corporation were additive to results. Illumina, Inc., in life sciences, was also a positive contributor to results. In pharmaceuticals, Novo Nordisk favorably impacted returns. Pfizer, Inc. and Roche Holding detracted from returns as these stocks underperformed both the group and the overall markets.

What is your outlook?

All industries appear to offer good value at the current levels. The biotech focus is on companies entering new product cycles, primarily mid- and large-cap stocks. Earnings are expected to grow at 20%, while the industry pipeline should continue to advance. Recent approvals and pipeline progress on new vaccinations, medications and treatments, position the industry for continued growth despite a deteriorating pricing and reimbursement environment. We expect biotechnology companies to significantly outgrow the pharmaceuticals market.

For medtech companies, the emphasis is on novel technologies. Medtechs are expected to continue to grow, led by companies developing products offering significant innovations with marked improvements over current treatment practice.

For generics, we expect companies based in emerging pharmaceutical markets to continue performing well, benefiting from strong domestic growth mainly driven by branded generics. Japan, a potentially huge market for generics that is currently not well-penetrated, is showing some signs of progress, but more political support is still needed. We believe the generics industry remains attractively valued with good sales and earnings growth projected over the next five years. We think pharmaceuticals, through restructuring via mergers and acquisitions, spinouts and cost-cutting, are in the process of reinvigorating business models. Companies with manageable generic exposures, a significant presence in emerging markets, and developing pipelines are the most attractive investment opportunities, offering attractive price/earnings ratios and dividend yields.

Portfolio Facts

As of December 31, 2010

Net Assets	$17,868,183
NAV	$12.08
NAV - High†	12/23/2010 - $12.16
NAV - Low†	7/1/2010 - $10.54
Number of Holdings: 34
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
11.13%	8.12%

*	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Natural Resources Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Natural Resources Portfolio earned a return of 16.33%, compared with the median return of its peer group, the Lipper Natural Resources category, of 19.34%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of 23.88%.

What factors affected the Portfolio’s performance?

Energy and resources stocks were particularly strong in the fourth quarter, in conjunction with the broad market, as stronger-than-anticipated global growth combined with continued monetary and fiscal stimulus contributed to improved investor sentiment, benefiting “risk” assets broadly.

Stock selection among oil and gas drilling names detracted from performance. Our allocation to Transocean, Ltd. was the major factor here, as the stock fell sharply following the Gulf oil spill. Our allocation to cash created a drag on performance, as 2010 was a relatively strong year for energy and resources stocks and equities in general.

The Portfolio’s overweighting to the oil and gas equipment and services segment, one of the higher-beta and better-performing groups in the energy sector, contributed strongly to returns. Stock selection among exploration and production names, particularly Whiting Petroleum Corporation and CNOOC, Ltd., also aided relative returns. Our overweighting to metals and mining within the materials sector also contributed, as returns in this group were particularly strong in the fourth quarter.

What is your outlook?

With supply for many natural resources relatively constrained, global demand and economic activity levels are likely to remain the key drivers of prices. To the extent that the worldwide economy continues to generate solid growth, oil prices will likely be supported above the $90 per barrel mark as demand remains robust. All groups look attractively valued, and we believe the sector will continue to outperform broad equity markets.

At the end of 2010, we had a large focus on oil-related names, and subsequently the Portfolio’s largest weightings were in the exploration and production, integrated oil and gas, and equipment and services segments of the energy sector. At this time, we continue to prefer oil to gas-related names and also carry an allocation to both precious and diversified metals names.

Portfolio Facts

As of December 31, 2010

Net Assets	$28,699,411
NAV	$9.56
NAV - High†	12/31/2010 - $9.56
NAV - Low†	7/2/2010 - $7.19
Number of Holdings: 94
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
16.33%	-1.58%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Emerging Markets Portfolio earned a return of 27.33%, compared with the median return of its peer group, the Lipper Emerging Markets category, of 18.21%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of 19.20%.

What factors affected the Portfolio’s performance?

Emerging stock markets had a good 2010, in spite of a still uncertain environment. What were initially buoyant stock markets lost their footing in April and May because of recurrent fears over Europe’s sovereign debt problems and China’s monetary tightening. But equities bounced back after the summer, encouraged by the European Central Bank and International Monetary Fund bailout of Greece, continued growth in key emerging economies and improved corporate results. Capital inflows and expectations that the Fed would unleash another bout of quantitative easing lent further support. The momentum remained largely uninterrupted for the rest of the year, though November saw markets stumble briefly following the artillery attack on South Korea by the North.

The Portfolio’s significant outperformance was largely due to positive stock selection, notably in Brazil and South Africa. In Brazil, our holding in tobacco company Souza Cruz was buoyed by healthy third-quarter results, while retailer Lojas Renner gained from robust like-for-like sales growth across its network of apparel stores. South African retailers Massmart and Truworths rose on the back of improved consumer spending; Massmart was further bolstered by Walmart’s bid.

Stock selection in India was also beneficial. Our financial holdings, such as Housing Development Finance Corp. and ICICI Bank, aided performance as they experienced buoyant earnings growth and remained relatively unaffected by news of alleged corruption among senior officials at Indian state-owned banks, which hurt sentiment in the domestic banking sector. Meanwhile, Infosys Technologies was bolstered by robust sales and new clients.

At the regional level, our overweightings to several smaller markets, such as the Philippines, Thailand and Turkey, contributed to relative return, as these markets rallied on better-than-expected economic growth. The significant underweighting to China also helped, as the China domestic market lagged the benchmark on concerns over inflationary risks.

What is your outlook?

Looking ahead, robust growth in the developing world, and a further influx of liquidity fueled by the Fed’s latest bout of quantitative easing, may well continue to drive emerging equities. But we expect volatility to persist, as structural imbalances, rising inflation, international currency disputes and Europe’s debt problems continue to dominate market attention in 2011. Also, gains of the last year have left some markets looking vulnerable to a correction, so a degree of caution is merited.

Portfolio Facts

As of December 31, 2010

Net Assets	$40,943,672
NAV	$12.38
NAV - High†	11/4/2010 - $12.56
NAV - Low†	2/8/2010 - $8.91
Number of Holdings: 53
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
27.33%	8.87%

*	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Real Estate Securities Portfolio earned a return of 27.56%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 25.29%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 27.95%.

What factors affected the Portfolio’s performance?

While the Portfolio slightly outperformed its peer group and slightly underperformed its index, real estate investment trust (REIT) stocks performed well during 2010, benefiting from the demand for equities with attractive current dividend yields as a result of historically low interest rates. Another factor that helped performance was an improvement in capital markets, which allowed REITs to refinance their debt maturities at favorably low interest rates. Most importantly, occupancy rates improved for certain property types, specifically lodging properties and apartments, which allowed owners to increase rental rates as a result of improving demand. Investment demand for high-quality institutional real estate was strong in 2010, which supported an increase in transaction activity at higher valuation levels than expected when the year began. The significant deterioration in commercial real estate and widespread mortgage defaults that were expected in 2010 did not materialize, primarily because of lenders’ willingness to restructure or extend loan maturities.

The best-performing sectors in the Portfolio were apartments, lodging and regional malls. The Portfolio’s largest positive contributors to performance were: Equity Residential, which acquires, develops and manages apartment complexes throughout the United States; Simon Property Group, which develops, owns and manages regional malls, outlet centers and community shopping centers (domestically and abroad); and Host Hotels & Resorts, which owns upscale and luxury full-service hotels throughout the United States, Europe and Asia.

What is your outlook?

The U.S. economy appears to have stabilized and should continue to expand in 2011, though the pace of economic recovery is likely to be slower than historical recoveries. As a result, the commercial real estate market is likely to experience a gradual recovery. Occupancy rates are low by historical standards, particularly for office and industrial properties. The apartment sector is an exception, with healthy occupancy rates in the mid-90% range in most U.S. metropolitan markets. New construction within commercial real estate has been exceptionally low for several years. We believe this is a result of the weak economy, and it represents a necessary condition for an eventual improvement in occupancy and rental rates. The Portfolio has exposure to companies within each property sector, as well as mid- and small-capitalization REITs that offer attractive relative value and long-term growth characteristics. We believe 2010’s improvement in commercial real estate will continue, and we have positioned the Portfolio to benefit from improving trends.

Portfolio Facts

As of December 31, 2010

Net Assets	$329,450,651
NAV	$14.49
NAV - High†	11/5/2010 - $15.23
NAV - Low†	2/9/2010 - $10.73
Number of Holdings: 120
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/30/2003
27.56%	2.90%	11.44%

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Utilities Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. The Portfolio is also subject to the risks of investing in foreign (including emerging markets) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Utilities Portfolio earned a return of 6.69%, compared with the median return of its peer group, the Lipper Utility category, of 13.31%. The Portfolio’s market benchmarks, the S&P 500 Utilities Index and the S&P 500 Telecommunications Services Index, earned returns of 5.46% and 18.97%, respectively.

What factors affected the Portfolio’s performance?

The biggest impact on relative returns for the fourth quarter were stock selection within the electric utilities, integrated utilities and independent power-producing industries. Separately, an overweighted position in the oil, gas and consumable fuels industry within the energy sector also contributed significantly to relative performance during the quarter.

The biggest detractor from performance for the fourth quarter was an underweighting in the diversified telecommunications industry, followed by an underweighting in the wireless telecommunications industry. Finally, a small Portfolio weighting in the Internet and software services industry within the information technology sector detracted from relative performance.

The largest contributors to performance for the year were overweightings in the gas utilities and electric utilities industries, followed by stock selection within the independent power-producing industries. Additionally, an overweighting in the wireless telecommunications industry added meaningfully to relative returns for the year.

The biggest detriments to overall performance for the year were an underweighting in the diversified telecommunications industry, a marginal overweighting in the energy sector, and an overweighting in the commercial services and supplies segment within the industrials sector.

What is your outlook?

With respect to the U.S. electric utility sector, we are positive and believe that general profitability at the company level will move in-line with a recovering economy in 2011. We expect some overdue multiple expansions and look for stronger earnings from the sector. Additionally, increased usage of modern electronics and appliances should continue to provide a robust base for volume growth into the next few years.

In terms of industry trends, we will be keeping a watchful eye on management succession, the general move toward a more regulated approach and away from merchant generation at the company level, and public utilities seeking to increase their scale to help offset new environmental rules. Within the telecom sector, we are currently favoring the wireless companies, and believe that a lowering unemployment figure and gradually improving economy will directly impact the proliferation of data-heavy smart phones and tablets, helping to support earnings within the sector.

Portfolio Facts

As of December 31, 2010

Net Assets	$7,906,814
NAV	$8.10
NAV - High†	12/29/2010 - $8.10
NAV - Low†	7/2/2010 - $6.97
Number of Holdings: 86
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
6.69%	-6.25%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Small Cap Growth Portfolio earned a return of 28.86%, compared with the median return of its peer group, the Lipper Small-Cap Growth category, of 26.49%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of 29.09%.

What factors affected the Portfolio’s performance?

Strong earnings, cash-rich companies and fair valuations, along with signs of life from the battered U.S. economy, combined to push the market up in the second half of the year. With improving economic conditions and what we feel is a favorable backdrop for companies to grow their earnings, the Thrivent Partner Small Cap Growth Portfolio provided a healthy return and performed in-line with the Russell 2000® Growth Index. With the exception of the utilities sector, every Portfolio sector generated positive returns led by energy and technology. On a relative basis, the health care sector was the best-returning sector, by far. Meanwhile, the technology sector, despite posting a solid absolute return, detracted from results.

The technology sector was an area of weakness for the Portfolio. Specifically, semiconductor and Internet software services holdings contributed to a large amount of the underperformance. Vocus, Inc., which offers on-demand software for public relations management, continues to be a low priority for enterprises in the initial stages of an IT spending recovery. While there is nothing fundamentally flawed with the company, we sold the position as we believe it will take longer for the company to see a rebound in its bookings. Volterra Semiconductor Corp., the maker of low voltage power supply chips used in servers, PCs and notebooks, reported a lackluster quarter during the period as the company’s new chip for notebooks was moving along slower than anticipated. We exited the position because we feel the server market refresh cycle has passed

What is your outlook?

Although the equity markets posted solid gains over the past year, we believe that the market can continue to march higher for several reasons. First, the market still appears cheap from a valuation standpoint. Second, earnings continue to exceed Wall Street’s expectations, with the S&P 500 Index reporting seven straight quarters of positive earnings surprises. We expect this trend to continue through 2011. Third, the equity market should benefit from a continuation of corporate-related mergers as companies seek ways to generate returns from their stockpiles of cash.

Portfolio Facts

As of December 31, 2010

Net Assets	$208,524,665
NAV	$12.92
NAV - High†	12/21/2010 - $13.18
NAV - Low†	2/8/2010 - $9.33
Number of Holdings: 210
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
28.86%	3.79%	4.89%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Advisors, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term capital appreciation.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Small Cap Value Portfolio earned a return of 23.46%, compared with the median return of its peer group, the Lipper Small-Cap Value category, of 25.10%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of 24.50%.

What factors affected the Portfolio’s performance?

Stock selection detracted from performance versus the index; however, sector allocation mitigated the impact, resulting in a return that was in-line with that of the benchmark. Sectors that underperformed due to stock selection included materials and industrials and business services. Overweighted positions in these sectors were beneficial and helped to partly offset the under-performance of our holdings.

The materials sector of the Portfolio was hampered by investments in the paper and forest products and metals and mining industries. In general, metals and mining stocks were among the best performers in the materials sector. However, the returns of gold-focused companies like Franco-Nevada Corporation, which the Portfolio held, fell short of companies more focused on silver. Silver prices appreciated significantly during the period.

While the Portfolio’s industrials and business services sector produced a strong absolute return during the fourth quarter, stock selection hindered results relative to the index in the sector. In particular, Navigant Consulting, Inc. and A.O. Smith Corporation had a negative impact. Navigant Consulting provides business consulting on a variety of issues to private- and public-sector clients. The firm’s latest earnings release was weaker than expected. A.O. Smith, a manufacturer of water heaters and electric motors, announced that it would be divesting its electric motors business to a competitor.

On the plus side, stock selection in the information technology sector, especially of communications equipment and software companies, worked to the Portfolio’s advantage. Progress Software Corporation reported a healthy profit largely due to stronger-than-expected sales of its flagship product.

A substantially underweighted position in the financials sector and good performance from select real estate investment trusts was also beneficial.

What is your outlook?

The economic recovery appears to have entered a more secure phase in recent months. Continued growth in the U.S. and abroad should provide a favorable backdrop for stocks, but we are mindful that strong gains will be difficult for small-cap stocks to achieve since they rose more than 20% in 2010. In line with our moderately positive expectations, we perceive that stocks are valued roughly where they should be—neither sharply undervalued, as they were two years ago, nor particularly pricey in historical terms.

Portfolio Facts

As of December 31, 2010

Net Assets	$266,938,882
NAV	$19.06
NAV - High†	12/27/2010 - $19.46
NAV - Low†	7/6/2010 - $14.72
Number of Holdings: 162
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/30/2003
23.46%	7.12%	13.02%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Stock Portfolio

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Small Cap Stock Portfolio earned a return of 25.09%, compared with the median return of its peer group, the Lipper Small-Cap Core category, of 26.09%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of 26.85%.

What factors affected the Portfolio’s performance?

The relative underperformance of the Portfolio was concentrated in the first half of the year. While such mismatches are not uncommon over short measures of time, we remain comfortable with our strategy and exposures, and believe the better performance over the second half of the year validates our confidence in the Portfolio’s long-term performance potential and strategy.

Investments in technology-related sectors were the dominant source of relative outperformance during the period, although their performance was not enough to completely offset the underperformance of our exposures in retail and capital goods. Energy and health care were also positive contributors to overall performance, while financials and materials were additional detractors. We were well-positioned in an application software sector that benefited from low valuations and a consolidation trend, which prompted dramatic re-valuations of many of our holdings, including TIBCO Software and Informatica Corporation. Specialty semiconductor company Atmel was among our most profitable holdings, resulting from our ability to correctly identify an inflection in operating performance and a demand for their proprietary chips within the touch-sensitive application market. Within the energy, oil and gas service area, Complete Production Services and Superior Well Services generated meaningful outperformance, as resilient energy prices boosted activity prospects. Within retail, we proved overexposed to apparel, where rising input costs constrained margins and earnings gains. In industrials, the other primary source of underperformance, we were too timid in our focus on valuations during a momentum-rewarding market that pushed cyclical values well beyond levels we believed sustainable. Our value-focus on broader, diversified companies with exposure to slowly recovering infrastructure and construction trends—and our meaningful domestic exposure—produced returns far below the sector’s averages.

What is your outlook?

We continue to believe that emerging markets will be the primary source of better-than-expected global growth, while persistently high unemployment, secular consumer deleveraging, and slowing re-stocking benefits will keep U.S. economic growth below 3%. This output gap is expected to keep pass-through inflation trends muted in

2011. We expect interest rates to stabilize near current levels, but remain at historically low levels. Our outlook for U.S. corporate profitability generally exceeds our macro expectations. Global demand for U.S. exports, healthy continuation in corporate capital expenditures, and a less-uncertain legislative and tax environment should allow for solid earnings gains and higher valuations, especially in the technology, industrials and materials sectors. Additionally, we still see particular value in health care as legislative uncertainty is further resolved.

Portfolio Facts

As of December 31, 2010

Net Assets	$303,237,303
NAV	$12.66
NAV - High†	12/30/2010 - $12.74
NAV - Low†	8/24/2010 - $9.44
Number of Holdings: 93

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 3/1/2001
25.09%	2.41%	6.38%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Small Cap Index Portfolio earned a return of 25.88%, compared with the median return of its peer group, the Lipper Small-Cap Core category, of 26.09%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 26.31%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small-cap stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks outperformed large-cap stocks and were in-line with mid-cap stocks for the last 12 months. All sectors sported a positive return. Energy and consumer discretionary had the most positive returns. The stocks of utilities and telecommunication services were the weakest performers, posting the most negative returns. These sectors tend to lag in this portion of the economic cycle.

What is your outlook?

The Portfolio will seek to remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Smaller-cap stocks have resumed enjoying an advantage over larger-cap issues in the past year. Over the last six months, investors seemed to become less risk-averse, providing an environment that tends to favor mid- and small-capitalized companies. Small-cap companies, particularly those exposed to the domestic markets and U.S. consumers, have had a less-challenging operating environment relative to large-cap companies.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and which led to the severe credit contraction that has increased the odds of a recession in the U.S. At a minimum, global growth seems to be slowing and the prices of risk assets appear to have adjusted significantly, reflecting the increased uncertainty. We are over a year into the current cycle. Typically, as a new economic cycle matures, investors begin to favor larger-cap issues over smaller-cap issues.

Whether this marks a period of rotation in the markets remains to be seen. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the near future as the new cycle continues to mature.

Portfolio Facts

As of December 31, 2010

Net Assets	$220,101,174
NAV	$13.19
NAV - High†	12/27/2010 - $13.37
NAV - Low†	2/8/2010 - $9.91
Number of Holdings: 602

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
25.88%	4.41%	7.36%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio II

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Mid Cap Growth Portfolio II earned a return of 28.03%, compared with the median return of its peer group, the Lipper Mid-Cap Growth category, of 27.34%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 26.38%.

What factors affected the Portfolio’s performance?

Accommodative policy on the part of the Federal Reserve supported investors’ preference for assets, especially stocks. The biggest positive contributor to performance was our stock selection within the technology and materials sectors. Technology names that benefited from the build out of the Internet and an increase in Web traffic did particularly well over the period. Companies that contributed to performance included: F5 Networks, NetApp, Inc. and Riverbed Technologies. In the materials sector, the Portfolio benefited from a takeover of Pactiv, one of the Portfolio’s largest positions. Additional performance contributors came from precious metals holdings, such as Pan American Silver and Newmont Mining Corporation.

The biggest drag on performance came from the energy sector, as these stocks lagged the rest of the market, and we had a heavier weighting in natural gas stocks, which underperformed oil stocks over the period.

What is your outlook?

The U.S. economy has stabilized since the crisis, but economic growth remains slow without the necessary job growth to sustain robust gross domestic product (GDP) growth. Until we see evidence that the unemployment picture is improving, we think it will be difficult for the economy to reaccelerate for any sustained period of time. It remains to be seen if further purchases of securities by the Fed, i.e., the second round of quantitative easing (QE2), will boost the real economy. By keeping rates low, the Fed is trying to force investors out on the risk curve, especially into the stock market. We believe improving stock market valuations creates a wealth effect. The theory is that as businesses and consumers see their investment accounts improve, they will begin to spend some of that extra money and help drive GDP growth. For consumers, the problem with this plan has been the negative drag from the housing market. In effect, negative housing equity has cancelled some of the wealth that the stock market has created. Businesses have been reluctant to spend and hire due, in part, to uncertainty about government policies, future regulation and future tax obligations. To date, we do not believe there has been a meaningful recovery in GDP.

The Fed’s policy of continued quantitative easing will likely create volatility in the currency market. We believe the currency markets will continue to drive all markets, as fears about declining fiat currencies (currencies declared as legal tender by a government, even though they lack intrinsic value and backing) may push investors into inflation-protected assets over the coming months. In this environment, we intend to remain overweighted in energy and materials companies that we think will benefit from commodity inflation. We are growing more cautious about the effect of commodity inflation on input costs for many companies, which will impact margins and earnings.

Portfolio Facts

As of December 31, 2010

Net Assets	$160,228,019
NAV	$9.95
NAV - High†	12/10/2010 - $10.63
NAV - Low†	2/8/2010 - $7.97
Number of Holdings: 104

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
28.03%	7.34%	4.66%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Mid Cap Growth Portfolio earned a return of 29.11%, compared with the median return of its peer group, the Lipper Mid-Cap Growth category, of 27.34%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 26.38%.

What factors affected the Portfolio’s performance?

Accommodative policy on the part of the Federal Reserve supported investors’ preference for assets, especially stocks. The biggest positive contributor to performance was our stock selection within the technology and the materials sectors. Technology names that benefited from the build out of the Internet and an increase in Web traffic did particularly well over the period. Companies that contributed to performance included: F5 Networks, NetApp, Inc. and Riverbed Technologies. In the materials sector, the Portfolio benefited from a takeover of Pactiv, one of the Portfolio’s largest positions. Additional performance contributors came from precious metals holdings, such as Pan American Silver and Newmont Mining Corporation.

The biggest drag on performance came from the energy sector, as these stocks lagged the rest of the market, and we had a heavier weighting in natural gas stocks, which underperformed oil stocks over the period.

What is your outlook?

The U.S. economy has stabilized since the crisis, but economic growth remains slow without the necessary job growth to sustain robust gross domestic product (GDP) growth. Until we see evidence that the unemployment picture is improving, we think it will be difficult for the economy to reaccelerate for any sustained period of time. It remains to be seen if further purchases of securities by the Fed, i.e., the second round of quantitative easing (QE2), will boost the real economy. By keeping rates low, the Fed is trying to force investors out on the risk curve, especially into the stock market. We believe improving stock market valuations creates a wealth effect. The theory is that as businesses and consumers see their investment accounts improve, they will begin to spend some of that extra money and help drive GDP growth. For consumers, the problem with this plan has been the negative drag from the housing market. In effect, negative housing equity has cancelled some of the wealth that the stock market has created. Businesses have been reluctant to spend and hire due, in part, to uncertainty about government policies, future regulation and future tax obligations. To date, we don’t believe there has been a meaningful recovery in GDP.

The Fed’s policy of continued quantitative easing will likely create volatility in the currency market. We believe the currency markets will continue to drive all markets, as fears about declining fiat currencies (currencies declared as legal tender by a government, even though they lack intrinsic value and backing) may push investors into inflation-protected assets over the coming months. In this environment, we intend to remain overweighted in energy and materials companies that we think will benefit from commodity inflation. We are growing more cautious about the effect of commodity inflation on input costs for many companies, which will impact margins and earnings.

Portfolio Facts

As of December 31, 2010

Net Assets	$419,909,337
NAV	$18.56
NAV - High†	12/30/2010 - $18.61
NAV - Low†	2/8/2010 - $13.66
Number of Holdings: 117

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
29.11%	8.37%	4.09%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Mid Cap Value Portfolio earned a return of 24.73%, compared with the median return of its peer group, the Lipper Mid-Cap Value category, of 23.52%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, returned 24.75%.

What factors affected the Portfolio’s performance?

Effective stock selection in the information technology, materials and industrials sectors helped the Portfolio’s performance relative to the index. Detracting from our relative results was stock selection in the consumer discretionary, energy and financials sectors, where company-specific issues weighed on certain holdings.

The Portfolio benefited the most from positions in Internet security company McAfee, Inc. in the information technology sector and diversified mining and natural resources company Cliffs Natural Resources, Inc. in the materials sector. Detracting from the Portfolio’s results were positions in satellite TV provider DISH Network Corporation in the consumer discretionary sector and independent oil and natural gas producer Range Resources Corporation in the energy sector. Range Resources’ shares were negatively affected by weak natural gas prices and regulatory uncertainty within the energy sector broadly. Also, the company’s announcement that it had increased its capital expenditures in the Marcellus region was not well-received by investors. We trimmed the Portfolio’s position in Range Resources based on what we considered to be increased financial risk in a still-weak natural gas price environment and higher-than-originally expected capital costs.

What is your outlook?

We believe valuations are compelling on both absolute and relative levels. We think companies are exhibiting strong fundamentals with improving corporate profits and balance sheets. High cash levels and strong balance sheets seem to bode well for capital expenditures—the fuel for long-term growth. We expect that management teams will be focused on capital redeployment in the forms of mergers and acquisitions, buybacks and deleveraging of balance sheets, providing further catalysts. We believe recent government actions have created an environment that is more conducive for businesses to grow.

Additionally, we believe that the coming year will be a fertile stock-picking environment. The trends that were headwinds for stock-picking in 2010 appear to have started to reverse. The market seems to be shifting its focus from the macro to the micro (company specifics) now that valuation and volatility levels have generally normalized. We expect greater stock level differentiation going forward, especially between high- and low-quality stocks now trading at comparable valuations; a recent pickup in merger and acquisition activity has been contributing to this trend. Regulatory uncertainty has been reduced with the passage of financial and health care reform, and more clarity is to be expected on drilling requirements and best practices in energy in 2011.

Portfolio Facts

As of December 31, 2010

Net Assets	$232,162,749
NAV	$13.38
NAV - High†	12/22/2010 - $13.47
NAV - Low†	2/8/2010 - $10.24
Number of Holdings: 110
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/29/2005
24.73%	5.06%	7.11%

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Mid Cap Stock Portfolio earned a return of 25.60%, compared with the median return in its peer group, the Lipper Mid-Cap Core category, of 24.90%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 25.48%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance versus its benchmark was driven by the information technology sector. Software, communications equipment, semiconductors, IT services and Internet investments all contributed significant outperformance over the last year. TIBCO Software Inc. and Compuware Corporation benefited from increased spending on infrastructure software and attractive valuations. Continued data center spending resulted in improved prospects for F5 Networks, and Atmel Corporation combined a restructuring with a proliferation of touch screens to dramatically outperform over the last 12 months. Finally, VeriFone Systems Inc. took advantage of a rebounding payment systems market and new recurring revenue streams to outperform the market.

Conservatively positioning the financials sector detracted from relative returns as the low-beta property and casualty insurance stocks underperformed the resurging bank sector. Finally, underweighting the consumer discretionary sector proved detrimental to performance as retail and restaurants outperformed the market in spite of significant consumer headwinds.

What is your outlook?

The market continues to ebb and flow between a positive micro picture and a negative macro outlook. Companies continue to generate significant cash flow, corporate balance sheets appear healthy, and many firms are generating positive operating leverage. Yet macro concerns including Europe’s fiscal austerity plans, large fiscal and state deficits domestically, and China’s interest rate hikes cloud the outlook. Investor sentiment has also become more positive at the same time that corporate insiders are selling stock at an accelerated pace. Finally, valuations have gone from attractive to neutral.

Opportunities are not as pervasive as 12 months ago. The Portfolio’s investments are focused on business spending as opposed to consumer spending as significant cash positions on corporate balance sheets are being spent on mergers and acquisitions and capital expenditures. While the consumer should benefit from an improving employment picture and stable taxes, most valuations already reflect this scenario. Currently, the Portfolio’s largest sector overweightings are information technology and energy, and the largest underweighting is consumer discretionary, though these weightings are subject to change as the market changes. Given more challenging valuations and elevated sentiment, the Portfolio is more neutrally positioned versus the benchmark than it has been in the recent past.

Portfolio Facts

As of December 31, 2010

Net Assets	$511,476,533
NAV	$12.25
NAV - High†	12/22/2010 - $12.34
NAV - Low†	7/6/2010 - $9.28
Number of Holdings: 75
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 3/1/2001
25.60%	4.41%	5.61%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Mid Cap Index Portfolio earned a return of 25.91%, compared with the median return of its peer group, the Lipper Mid-Cap Core category, of 24.90%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 26.64%.

What factors affected the Portfolio’s performance?

The Portfolio is designed to invest in a way that reflects its benchmark index, the S&P MidCap 400. The only changes made to the Portfolio are done to reconcile with any alterations in the composition of the index itself or to adjust position changes for cash flows. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Mid-cap stocks outperformed large-cap stocks and slightly outperformed small-cap stocks. All 10 sectors posted positive returns. Information technology, consumer discretionary, and industrials posted the most positive returns during the most recent six-month period. This was a trend reversal as these sectors had underperformed during the previous six-month period. Telecommunication services and utilities underperformed, which is typical for utilities in this part of the economic cycle. Demand for telecommunication services simply did not keep up with the demand for the other sectors.

What is your outlook?

The Portfolio will remain fully invested in a way that seeks to track the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last 12 months, it seems that investors went from being extremely risk-averse to become less risk-averse, providing an environment that we think tends to favor smaller companies. Mid-cap companies, particularly those exposed to the domestic markets and U.S. consumers, outperformed their large-cap counterparts.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has impacted the fixed- income markets and had increased the risk of another round of credit contraction. At a minimum, prices of equity risk assets have adjusted relative to fixed income, reflecting the increased uncertainty.

As mentioned a year ago, a transition in market leadership took place. Typically as a new economic cycle matures, investors begin to favor large- and mid-cap issues over small cap. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of December 31, 2010

Net Assets	$94,176,792
NAV	$12.91
NAV - High†	12/30/2010 - $13.00
NAV - Low†	2/8/2010 - $9.89
Number of Holdings: 403
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 3/1/2001
25.91%	5.32%	7.29%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., Aberdeen Asset Management Investment Services Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 13.43%, compared with the median return of its peer group, the Lipper International Core category, of 8.38%. The Portfolio’s market benchmark, the MSCI All Country World ex-USA Index, earned a return of 11.60%.

What factors affected the Portfolio’s performance?

The Portfolio’s allocations to mid- and small-cap EAFE (Europe, Australasia and Far East) companies, allocations to emerging market debt and equity securities, and strong returns versus respective benchmarks on the part of the Portfolio’s managers were all contributors to good returns for the period. Approximately 60% of the Portfolio’s assets were allocated to large-cap EAFE managers, and 15% were allocated to each of the emerging market equity and small- and mid-cap EAFE equity managers. The remaining 10% of assets were in emerging market debt. The emerging market equity component provided the best returns, on both an absolute and relative basis, achieving results well in excess of the Index. Emerging market debt holdings provided returns in the mid teens, while the small- and mid-cap equity EAFE allocation provided returns similar to the emerging markets equity segment. The Portfolio’s large-cap positions achieved returns moderately in excess of the EAFE Index (the benchmark for the large-cap segment).

What is your outlook?

Across markets and among individual stocks, there has been a stubbornly high degree of correlation in daily price swings. More typically, such high correlations are associated with sharply declining markets. This persistence in an up market suggests that trading volumes are being influenced more by tactical and short-term trading, particularly exchange-traded portfolios (ETFs), in which there is little discriminating among individual stocks. While this has presented some challenges for stock selection, it may set the stage for compelling future opportunities to successfully differentiate based on company-specific fundamentals.

With governments actively buying bonds to increase money supply, interest rates have fallen to unprecedentedly low levels in many countries. While this has yet to stimulate bank lending, a traditional sign of economic recovery, it has allowed financially strong companies to access cheap credit for mergers and acquisitions, share buybacks and higher dividends. All of these factors should help support equities. The Portfolio should continue to benefit from these trends in an otherwise highly uncertain macro environment. Some sectors of the markets appear to be carrying relatively full valuations, and Portfolio segment allocations may be adjusted to take advantage of opportunities as they arise.

Portfolio Facts

As of December 31, 2010

Net Assets	$522,605,174
NAV	$8.77
NAV - High†	11/4/2010 - $8.95
NAV - Low†	5/26/2010 - $6.96
Number of Holdings: 494
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
13.43%	-3.48%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World ex-USA Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner International Stock Portfolio earned a return of 8.78%, compared with the median return of its peer group, the Lipper International Core category, of 8.38%. The Portfolio’s market benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, returned 8.21%.

What factors affected the Portfolio’s performance?

The Portfolio’s sector weightings versus the benchmark were a contributing factor to relative results. Specifically, our underweighting to the poorly performing financial sector was a key factor aiding the Portfolio’s return. The Portfolio also had an underweighting in the utility segment, which produced subpar returns versus the benchmark. The Portfolio had an overweighting in the consumer discretionary sector, and that group outperformed the benchmark.

Additionally, our stock selections provided better results than the stocks in the benchmark, giving some additional lift to Portfolio returns. While the Portfolio’s weighting in the energy sector approximated that of the index, our holdings provided better results by a meaningful margin. Overall, our positions in energy and financials had the greatest positive impact on the Portfolio versus the benchmark.

For the period, currency had a negative impact on returns versus a U.S. dollar account, as the dollar generally strengthened versus the euro and the British pound. The yen strengthened over the year as well. Some of the best-performing stocks in the Portfolio were based in (and benefited from) the higher-growth Asian markets, such as Hutchison Whampoa Limited, Daito Trust Construction, and PTT. Stocks that detracted from performance over the period were Resona Holdings, a Japan-based financial services company, and BMW, a German automobile manufacturer.

What is your outlook?

Across markets and among individual stocks, there has been a stubbornly high degree of correlation in daily price swings. More typically, such high correlations are associated with sharply declining markets. This persistence in an up market suggests that trading volumes are being influenced more by tactical and short-term trading, particularly exchange-traded funds (ETFs), in which there is little discriminating among individual stocks. While this has presented some challenges for stock selection, it may set the stage for even more compelling future opportunities to successfully differentiate based on company-specific fundamentals. With governments actively buying bonds to increase money supply, interest rates have fallen to unprecedentedly low levels in many countries. While this has yet to stimulate bank lending, it has allowed financially strong companies to access cheap credit to fund mergers and acquisitions, share buybacks and higher dividends—factors which should help support stocks. The Portfolio should continue to benefit from these trends in an otherwise uncertain macro environment.

Portfolio Facts

As of December 31, 2010

Net Assets	$889,339,432
NAV	$10.67
NAV - High†	11/4/2010 - $10.92
NAV - Low†	6/7/2010 - $8.50
Number of Holdings: 224
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
8.78%	1.44%	1.92%

*	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of 18.31%, compared with the median return of its peer group, the Lipper Large-Cap Growth Core category, of 12.92%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 15.06%.

What factors affected the Portfolio’s performance?

The Portfolio’s performance was most favorably impacted by its positions in Netflix, Inc. and priceline.com Inc. in the consumer discretionary sector. Positions in restaurant companies Starbucks Corporation and Chipotle Mexican Grill, Inc. also lifted the Portfolio’s returns relative to the benchmark. Mitigating the advance in this sector, however, were less-satisfactory results in Lowe’s Companies Inc. and GameStop Corporation.

In the technology sector, our holding in Apple Inc. was a positive contributor that was mitigated by weakness in our position in Hewlett-Packard Inc.

Holdings in health care performed better than the peer group, but the group and our holdings underperformed the broad market for the period. Our positions in the chemical industry also did not keep pace with the group or the benchmark index.

In the industrial sector, holdings in transportation companies Expeditors International and C.H. Robinson Worldwide, Inc. performed well relative to both their segments and the broad market.

What is your outlook?

As we begin a new year, we feel pretty optimistic about the outlook for the economy and the U.S. market. We believe the odds of building economic momentum have increased, which we think is the key to continued growth in stock prices. Earnings growth has been strong, and we expect that to continue. Valuations are low and should rise as confidence builds. While we cannot rule out bumps along the road, we anticipate solid earnings growth and rising multiples to set up 2011 as another year for equities.

Portfolio Facts

As of December 31, 2010

Net Assets	$4,427,287
NAV	$10.35
NAV - High†	12/22/2010 - $10.44
NAV - Low†	7/2/2010 - $8.15
Number of Holdings: 48
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
18.31%	1.61%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner All Cap Growth Portfolio earned a returned of 25.33%, compared with the median return of its peer group, the Lipper Multi-Cap Growth category, of 19.58%. The Portfolio’s market benchmark, the Russell 3000® Growth Index, returned 17.64%

What factors affected the Portfolio’s performance?

The relative security selection for the Portfolio within information technology and health care added the most value during 2010. Within health care, we continue to assess opportunities on a case-by-case basis and remain watchful, as the sector may be headed for significant change given the recent reform legislation. We remain focused on companies within the health care equipment, tools and services industries—especially those with global footprints.

The Portfolio’s selection within the financial sector was positive, yet underperformed the index return and detracted from relative performance. Within financials, we remain cautious due to heightened regulatory risk, as well as continued deleveraging that remains in many large financial companies. Within this sector we are favoring global asset managers and selected financial service firms where we believe revenues tend to be more stable and consistent.

What is your outlook?

The Portfolio’s largest allocations remain in the information technology and consumer discretionary sectors. We believe many technology companies have high long-term growth potential as companies seek to enhance productivity and as individuals continue to demand devices that provide access to information, anywhere and anytime. Within the consumer discretionary sector, our focus is on strong global brands with diversified revenue bases, as well as on lower-cost providers servicing a more cost-conscious consumer. We believe the Portfolio’s holdings within the sector are positioned to potentially benefit from the rapid growth and maturation of a middle class in emerging markets.

The Portfolio’s most significant underweighting is to consumer staples, where we continue to seek stocks with an attractive mix of growth potential and valuation. We may look to add stocks when they are priced low, reflecting an opportunistic approach, and favor low-cost producers with strong brands and globally diversified revenues.

Regardless of sector, we are focused on companies with

strong products and global reach. We believe these types of companies are better able to manage their product lines and businesses in what may be a slower-growing, volatile economy. Many of these companies were able to withstand the difficult overall economic environment of a few years ago, and, based on their products, balance sheets and strong management teams, showed stable operations and revenue bases.

Portfolio Facts

As of December 31, 2010

Net Assets	$11,758,387
NAV	$10.07
NAV - High†	12/22/2010 - $10.13
NAV - Low†	7/2/2010 - $7.31
Number of Holdings: 84

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
25.33%	0.25%

*

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner All Cap Value Portfolio earned a return of 18.86%, compared with the median return of its peer group, the Lipper Multi-Cap Value category, of 13.07%. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of 16.23%.

What factors affected the Portfolio’s performance?

The largest areas of outperformance for the Portfolio were within the industrials, materials and consumer discretionary sectors, as a result of stronger relative stock selection. Within industrials, the Portfolio’s exposure to the machinery subsector provided the bulk of the Portfolio’s outperformance, as overweightings in WABCO Holdings, Inc. and Navistar International Corp. contributed to results. WABCO is a global leader in providing technology that improves commercial vehicle safety and operating costs whose stock performed well based on solid company results. Navistar International is a trucking company that also performed well during the period. The Portfolio outperformed the Index in the materials sector as a result of its exposure to the fertilizers and agricultural chemicals subsector, particularly Potash Corp. of Saskatchewan, Inc., one of the world’s largest fertilizer enterprises. Following two years of subpar global crop production, demand for fertilizer and crop nutrients escalated during the reporting period as countries sought to rebuild grain and animal-feed supplies. The Portfolio’s overweighting in Celanese Corp. also benefited results during the period. Celanese is a global leader in the chemicals industry (e.g., polymers and acetyl products). In the consumer discretionary sector, overweightings in media companies Time Warner Cable, Inc. and Viacom, Inc. produced strong results, as did Lear Corporation, a supplier of automotive seat systems and electrical power management systems.

The Portfolio underperformed the Index primarily within the energy and consumer staples sectors. In energy, the oil, gas and consumable fuels subsector was the greatest detractor from relative performance. Within this subsector, overweightings in Apache Corp. and Consol Energy, Inc. were the greatest underperformers. We exited our positions in both securities by period end. Within consumer staples, an overweighting in Chiquita Brands International, Inc. was the primary detractor.

As of the reporting period end, the Portfolio had overweightings in consumer discretionary, materials, industrials and information technology, and underweightings in financials, health care, consumer staples, telecommunication services, energy and utilities.

What is your outlook?

We remain cautious regarding the complex economic challenges that continue to confront investors, such as European sovereign debt and the slow pace of economic growth in the developed world. Yet, we remain confident in our long-term approach to investing primarily in stocks of large, well-established companies that we believe are trading at a discount to their potential worth.

Portfolio Facts

As of December 31, 2010

Net Assets	$7,357,684
NAV	$9.09
NAV - High†	12/29/2010 - $9.11
NAV - Low†	7/2/2010 - $7.03
Number of Holdings: 53
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
18.86%	-2.44%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner All Cap Portfolio earned a return of 16.34%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 15.11%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 16.93%.

What factors affected the Portfolio’s performance?

The industrials, health care and financials sectors were the largest contributors to relative performance. Within the industrials sector, our overweighting in heavy equipment manufacturer Terex and Bucyrus aided performance. Within health care, our overweighting in pharmaceutical company King Pharmaceuticals benefited performance. Within the financials sector, our decision to not hold a position in Berkshire Hathaway (the financial conglomerate) benefited performance. Shares of Berkshire Hathaway declined after the company announced earnings that were lower than consensus estimates, due to losses tied to derivatives. Among individual holdings, our overweightings in automaker Ford Motor and casino operator MGM Resorts contributed to performance.

In terms of what detracted from performance, we note an overweighting in beauty products retailer Avon Products, which underperformed. Among individual holdings, an overweighting in consumer electronics retailer Best Buy—and underweightings in integrated oil company Exxon Mobil and commercial bank Wells Fargo—detracted from performance. For example, shares of Exxon Mobil rose as the price of crude oil increased and as the company announced third-quarter earnings that were higher than analysts’ estimates.

What is your outlook?

Within information technology and telecommunication services, we continue to invest in companies that we expect to benefit from the increased use of smartphones as well as the infrastructure necessary to support this expansion. More recently, we have also been increasingly interested in the tablet device platform, with the proliferation of new devices due in 2011. Within natural resources, we are generally overweighted in materials that come out of the ground such as gold, copper and iron ore—as we believe supply is still constrained and global demand remains healthy. Additionally, we have been overweighted in agricultural-related issues. This positioning is largely due to the fact that global grain inventories are low, which should support strong grain prices and maximum fertilizer application as farmers take advantage of increased profit opportunities. Within health care, our largest overweightings are in the biotechnology area. In the consumer area, we have recently begun to shift capital away from some of our profitable names in the gaming and auto industries and into more defensive areas. Lastly, within financials, we are biased toward broker-related and capital market-related companies and continue to avoid regional banks and real estate-affiliated companies.

Portfolio Facts

As of December 31, 2010

Net Assets	$62,423,639
NAV	$8.93
NAV - High†	12/29/2010 - $8.94
NAV - Low†	7/2/2010 - $7.02
Number of Holdings: 119

† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
16.34%	3.47%	2.51%

*

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio II

Michael A. Binger (left) and David E. Heupel (right), Portfolio Co-Managers

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Large Cap Growth Portfolio II earned a return of 8.35%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of 16.18%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 16.71%.

What factors affected the Portfolio’s performance?

Equities followed the recovery of 2009 with another strong year of appreciation. Those segments of the economy most troubled by the recession of 2008, namely banking and automotive, posted impressive results and further solidified investor confidence in a sustained period of economic recovery.

Our Portfolio’s underperformance relative to its comparable peer group and index was driven by a combination of asset allocation and security selection, as our posture was geared toward large, high-quality growth stocks. The most pronounced underperformance came from the technology, consumer discretionary, health care and financial sectors. Each of them (within the Portfolio) underperformed based on asset allocation and security selection. Despite strong earnings growth, shares of Teva Pharmaceuticals, Google and Goldman Sachs all significantly underperformed for the year. Also challenging the Portfolio were the disappointing earnings growth of our positions in International Game Technology, Zimmer Holdings and JCPenney.

Looking at sector-based analysis, the energy and materials sectors were positive contributors for the year, driven by security selection. Within energy, positions in Occidental Petroleum and Baker Hughes were the biggest contributors to performance, while a strong commodity market in metals/mining drove excellent performance in shares of Teck Resources.

What is your outlook?

Despite a weak job market and a lackluster housing market, we believe the economy exited the year on firmer footing, and fears of a “double dip” recession were lessened. As we enter the new year, we are closely monitoring interest rates and inflation. The recent rise in longer-term interest rates has the potential to impede improvement in the housing market, which is still early in its recovery. Inflationary pressures are also concerning as commodity costs in agriculture, metals/mining, textiles and energy have witnessed strong appreciation. We believe the Federal Reserve will be mindful of these risks and be conservative in its approach of pulling back on its stimulus efforts, so long as its confidence in economic growth remains. We expect modest economic growth in 2011 and believe the environment should favor high-quality growth stocks. We find most large-cap companies with strong balance sheets and the desire to put cash to work, given the little return for holding cash. How capital is deployed and returns are generated will play an increasing role in stock performance. We believe this once again puts a premium on stock selection in 2011.

Portfolio Facts

As of December 31, 2010

Net Assets	$385,112,197
NAV	$6.94
NAV - High†	4/15/2010 - $7.84
NAV - Low†	8/26/2010 - $6.24
Number of Holdings: 48

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
8.35%	1.81%	1.51%

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Large Cap Growth Portfolio earned a return of 10.90%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of 16.18%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 16.71%.

What factors affected the Portfolio’s performance?

The Portfolio’s underperformance relative to the Index was primarily due to poor stock selection, and to a lesser extent, inefficient asset allocation across sectors. Stock selection in the technology, health care and financial sectors had the greatest negative impact on performance. Earnings disappointments from Cisco Systems and QUALCOMM during the year hurt stock selection within the technology sector, despite significant outperformance from our position in Apple Computer. Within the financial sector, Goldman Sachs was the largest detractor from performance. And within health care, the Portfolio suffered from two things: first, the underperformance of our holdings of Teva Pharmaceuticals and Pfizer, and second, our overweighting in health care, as that sector underperformed within the Index.

Outperforming sectors in the Portfolio were industrials, consumer discretionary and materials, due mostly to good stock selection. Stock selection was the strongest within industrials, as an improving economy helped drive superior earnings growth in companies like Cummins, Dover and Caterpillar. Despite some disappointments in the consumer discretionary sector from retailers such as JCPenney, our holdings of casino stocks like MGM Resorts and Las Vegas Sands helped to provide good stock selection within the sector. The strong commodities market throughout the year drove excellent performance from our holdings of CF Industries in fertilizers, and Teck Resources in metals/mining.

What is your outlook?

We believe the economy begins the year on a firm footing as the GDP exhibits moderate growth, and employment is starting to show some improvement. Some of the potential risks for the equity markets in 2011 may include: a further deterioration in the housing market, the sustainability of Chinese economic growth, and the potential inflationary pressures coming from rising commodity prices in the agriculture, metals and energy markets.

We are still constructive on the equity markets for 2011, as continued moderate economic growth will favor high-quality growth stocks, and cyclical companies exposed to the strong export markets will be driven by more robust international economies. Mergers and acquisitions should be a positive for the equity markets, as many large-cap companies have excess cash, and that cash is earning only nominal returns. The Portfolio seeks to take advantage of these trends, including overweightings in technology, industrial and energy stocks.

Portfolio Facts

As of December 31, 2010

Net Assets	$983,302,528
NAV	$16.98
NAV - High†	12/22/2010 - $17.09
NAV - Low†	7/2/2010 - $13.73
Number of Holdings: 107

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
10.90%	2.53%	-0.36%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Stocks, in general, are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Growth Stock Portfolio earned a return of 16.62%, compared with the median return of its peer group, the Lipper Large-Cap Growth category, of 16.18%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 15.09%.

What factors affected the Portfolio’s performance?

Health care was the top relative performer, in terms of good stock selection and the favorable underweighting of a poor performer within the Index. Shares of Illumina (maker of DNA analysis equipment) rose steadily with the increase in research projects using genome sequencing. Additionally, shares of Express Scripts (pharmacy benefits manager) gained from positive future guidance and a strong sales report, plus news that it had nearly completed the integration of recently acquired NextRx.

The consumer discretionary sector outperformed based on stock selection. Luxury leather goods maker Coach benefited from stronger earnings tied to higher sales and margins. Coffee chain Starbucks experienced rising sales, with indications of notable overseas expansion possibilities, including more outlets in China.

Consumer staples contributed positively to the Portfolio’s relative performance, due to our significant underweighting of this typically defensive stock sector, which we believe currently offers few long-term strong-growth prospects.

Stock selection within information technology was a detractor of performance. The price of Baidu, China’s top Internet search engine, fell on the company’s disappointing revenue and earnings forecast, after an earlier report of strong quarterly earnings and more service users. Credit card companies, including Visa, were hurt by proposed rules to limit the fees of debit card customers.

Our underweighting in energy, the Index’s top performer, hurt relative results, as did stock selection within this sector. Shares of EOG Resources fell sharply on lower natural gas prices, and the company announced a shift in focus to the more lucrative oil business. Petroleo Brasileiro, the Brazilian state-owned resources company, underperformed its peers on concerns about production of its oil reserves and political uncertainties. Our overweighting within the telecommunication services sector was also detrimental to relative performance.

What is your outlook?

We hold a modestly positive view of the equities market. Earnings and cash flow should improve, boosting investor confidence and thus strengthening equity markets. We are particularly focused on exposure to emerging markets and believe the underlying factors favoring these markets will persist. There is also a good chance for multiple expansions in U.S. equities, since these equities seem attractively valued and corporate fundamentals appear strong.

Portfolio Facts

As of December 31, 2010

Net Assets	$61,427,087
NAV	$11.58
NAV - High†	12/22/2010 - $11.64
NAV - Low†	7/2/2010 - $9.07
Number of Holdings: 104

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
16.62%	3.63%	4.00%

*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Large Cap Value Portfolio earned a return of 12.61%, compared with the median return of its peer group, the Lipper Large-Cap Value category, of 13.21%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 15.51%.

What factors affected the Portfolio’s performance?

Detracting from the Portfolio’s performance was our underweighting in telecommunications services and our low average cash balance of 2.2%. Additionally, stock selection hurt performance versus the benchmark—most notably in the energy, technology and health care sectors. Stock selection within the industrials, consumer staples and materials sectors added to relative Portfolio performance.

Sector weightings, however, helped the Portfolio’s performance versus the benchmark. Contributing factors included our underweighting in financials (which lagged the benchmark) and our overweightings in the consumer discretionary and materials sectors (which led the market).

What is your outlook?

The largest sector overweightings in the Portfolio are industrials, technology and consumer discretionary.

The largest underweightings are financials, utilities and health care.

In our view, the global economic recovery is in the early stages, and shares of attractively valued companies with strong positions in their respective industries should benefit from continuing improvements.

Portfolio Facts

As of December 31, 2010

Net Assets	$811,283,097
NAV	$10.73
NAV - High†	12/22/2010 - $10.88
NAV - Low†	7/2/2010 - $8.70
Number of Holdings: 75

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
12.61%	2.17%	3.38%

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Stock Portfolio

Matthew D. Finn, CFA (left), David E. Heupel (right), Michael A. Binger (far right), Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

*Effective April 2010, David E. Heupel and Michael A. Binger are the Portfolio’s additional Portfolio co-managers.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Large Cap Stock Portfolio earned a return of 10.82%, compared with the median return of its peer group, the Lipper Large-Cap Core category, of 12.92%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 15.06%.

What factors affected the Portfolio’s performance?

Stock selection was the most significant factor in the Portfolio’s underperformance versus its benchmark. Secondary factors were sector weightings and a modest cash position. In the consumer discretionary group, International Game Technology was a poor performer as were Kohl’s and JCPenney in the retail group. In health care, the Portfolio’s holding in Pfizer did not keep pace with the industry or the sector. In the health care providers group, the Portfolio’s holding in UnitedHealth Group did perform well versus the market and the sector. Holdings in the information technology sector did not keep pace with the group. The Portfolio’s emphasis on high-quality, large-cap stable growth technology companies was not rewarded. Money flowed into more aggressive and speculative positions, particularly in the lower market capitalizations of the technology industry. In the financial sector, the Portfolio’s holdings in companies exposed to capital markets came under pressure, particularly in the second half of the period as financial markets were disrupted by the events in Greece related to debt rollover issues. Mitigating those results were somewhat better returns to the Portfolio’s holdings in regional banks like US Bancorp and Comerica. In the materials sector, a number of holdings performed well. In the chemical group, the Portfolio had a position in Potash Corp as it received an unsolicited takeover offer and rose sharply. A position in DuPont also performed well over the period.

What is your outlook?

We believe the economic recovery is likely to be sustained, albeit at levels below what one would expect given the falloff in growth in the recent recession. We acknowledge fundamental risks are unusually high and assign some probability the recovery could abort, but consider the more likely outcome will be subpar growth. Unemployment is likely to remain elevated, but that does not preclude a recovery as much as alter the trajectory. Recessions that have a financial crisis as a component have historically taken longer to recover as the system adjusts to the necessary debt deleveraging. The U.S. economy is unlikely to be the global engine of growth as it was in the last cycle. Other economies are growing and have large unsatisfied domestic demand that could be the catalyst for sustained recovery.

We continue to maintain a pro-cyclical tilt to the Portfolio. Stocks appear to be attractively valued versus other investment alternatives, assuming a sustained recovery. We think there are many large-cap domestic companies that have the financial and operating strength to compete in the global economy. A meaningful portion of earnings of large-cap companies is directly or indirectly impacted by growth outside the U.S. We believe the Portfolio is positioned to benefit from that characteristic.

Portfolio Facts

As of December 31, 2010

Net Assets	$628,281,403
NAV	$8.50
NAV - High†	12/22/2010 - $8.58
NAV - Low†	7/2/2010 - $6.95
Number of Holdings: 112

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 3/1/2001
10.82%	1.19%	0.51%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Large Cap Index Portfolio earned a return of 14.63%, compared with the median return of its peer group, the S&P 500 Index Objective category, of 14.68%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 15.06%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

All of the sectors posted positive returns for the year. Consumer discretionary, industrials and materials were the best-performing sectors in the market over the past 12 months, posting the most positive returns. Large-cap stocks underperformed small- and mid-cap stocks over the reporting period, as large-cap stocks have more exposure to international markets. Utilities and health care delivered the least positive returns for the 12-month period, though we believe it is normal for utilities to lag in this part of the market cycle. Health care results were driven by political uncertainty as to the status of health care overhaul.

What is your outlook?

While providing a good return, large-cap stocks did not keep pace with the strong advances in both mid-cap stocks and small-cap stocks for the reporting period. This is not unusual in the early phases of an economic and market recovery that follows a recession/bear market. As the cycle matures, these performance disparities typically are not as significant and we would expect that to be the case from here. Additionally, valuation metrics indicate the large-capitalization stocks are priced more attractively. While opportunities for small- and mid-cap stocks exist, our view is that as this cycle matures, large-cap companies should outperform their small- and mid-cap counterparts.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has impacted the fixed- income markets and had increased the risk of another round of credit contraction. At a minimum, prices of equity risk assets have adjusted significantly relative to fixed income, reflecting the increased uncertainty.

Portfolio Facts

As of December 31, 2010

Net Assets	$331,529,491
NAV	$17.71
NAV - High†	12/29/2010 - $17.74
NAV - Low†	7/2/2010 - $14.28
Number of Holdings: 505
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
14.63%	1.99%	1.14%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Equity Income Plus Portfolio earned a return of 16.23%, compared with the median return of its peer group, the Lipper Equity Income Portfolios category, of 15.02%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 15.06%.

What factors affected the Portfolio’s performance?

Contributing to the Portfolio’s performance was an overall positioning in high-quality firms exhibiting strong operating performance and an ability to pay and grow dividends. At the security and sector levels, security selection was the major contributor to outperformance, with additional benefit coming from sector allocations. Stock selection was strong in several key areas, including health care, financials, industrials, telecommunication services and consumer discretionary. Security selection underperformed in the utilities and information technology sectors.

Sector allocation was strong in health care and information technology due to the Portfolio’s underweighting to those underperforming sectors, while the Portfolio’s allocation to the materials sector provided a positive contribution due to the Portfolio’s overweighting to this outperforming sector.

The Portfolio’s buy-write options strategy added value by generating premiums and moderating volatility. Additionally, the Portfolio’s allocations to international securities through ADRs (American depositary receipts) and domestic and international REITs (real estate investment trusts) outperformed their respective benchmarks and the S&P 500 overall. However, the Portfolio’s exposure to preferred stocks underperformed the S&P 500 Index, thus detracting from the Portfolio’s overall relative performance.

What is your outlook?

We approach 2011 with cautious optimism. The Portfolio intends to continue a more conservative approach to dividend equity that includes emphasis on dividend coverage, improving operating performance and quality balance sheets, in addition to attractive valuations. If the economy continues to improve, we will continue to consider investing in mid- and small-cap stocks relative to large caps if there are attractive opportunities.

At the sector level, the Portfolio may continue overweighting to pro-cyclical sectors such as consumer discretionary and materials, while underweighting counter-cyclical sectors such as consumer staples and health care.

Portfolio Facts

As of December 31, 2010

Net Assets	$76,302,671
NAV	$9.06
NAV - High†	12/22/2010 - $9.20
NAV - Low†	7/2/2010 - $7.46
Number of Holdings: 323
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
16.23%	-1.71%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Balanced Portfolio earned a total return of 13.30%. The Portfolio’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 15.06% and 6.54%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

Most sectors of the stock and bond markets posted strong gains during the first four months of the year. However, in May the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed doubts about the global economic recovery, spurring an investor flight to the safety of U.S. Treasury securities. As investor worries generally abated later, riskier sectors of both the stock and bond markets outperformed through the remainder of 2010.

The equity component return was closely aligned with its benchmark, the S&P 500 Index. Within the Portfolio, consumer discretionary, industrials and materials were the best-performing sectors, while information technology, utilities and health care fared worst.

The fixed-income component of the Portfolio significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. The main factor in the relative outperformance was the Portfolio’s floating-rate debt used to back its mortgage securities. Historically considered high quality and low risk, this floating-rate debt hurt performance during the credit crisis; but in 2009 and 2010, the securities rebounded as the credit markets recovered. These securities also continued paying down principal. Once they pay off, we do not intend to reinstitute this “dollar-roll” program.

What is your outlook?

The pace of economic growth improved by the end of 2010, led by manufacturing. However, we expect job growth to continue to lag in this recovery. This will likely cause Federal Reserve policymakers to keep the federal funds rate at current levels at least through 2011. Barring unforeseen circumstances, we expect interest rates to move modestly higher in 2011.

For equities, we expect that large-cap issues will outperform mid- and small-cap stocks in 2011, though we do not foresee a recurrence of the same returns investors enjoyed in 2010.

In fixed income, we intend to maintain a well-diversified mix of debt securities and to not make major strategic bets against the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Facts

As of December 31, 2010

Net Assets	$270,593,069
NAV	$14.72
NAV - High†	12/29/2010 - $14.72
NAV - Low†	7/2/2010 - $12.66
Number of Holdings: 763
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
13.30%	3.69%	3.28%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

69x

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent High Yield Portfolio returned 14.58%, compared with a median return of 13.87% for its Lipper U.S. High Current Yield Funds peer group. The Portfolio’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 15.12%.

What factors affected the Portfolio’s performance?

The main reasons the Portfolio outperformed its Lipper peer group include:

•	The Portfolio’s fully invested position when yields on cash investments were at historic lows.

•	The Portfolio’s overweighted positions and good security selections in industries that responded well to a recovering economy, including metals and mining, autos and other cyclical sectors.

What is your outlook?

We are optimistic about the high-yield bond market’s prospects because:

•	The financial health of issuing companies seems to continue to improve. Also, we’re relatively early in the credit cycle, and issuing companies’ debt burden appears to still be declining.

•

The default rate among bond issuers is continuing to decline. The rate started the period near 13% and ended at just over 3%. We expect the default rate to fall somewhat further to about 2% sometime in 2011.

Although the recent returns won’t likely be repeated any time soon, we think the economic recovery will set a favorable environment for investors in high-yield bonds going forward. As of this writing, high-yield bond spreads remain at about 5.00% over that of U.S. Treasury securities, with what appears to be room for tightening—even if interest rates rise. So the sector appears to still be overcompensating investors for the current level of default risk.

As we expect continued slow economic growth, we intend to keep the Portfolio fully invested with an underweighted position in CCC- and lower-rated securities, awaiting a pullback opportunity to add to these issues. Generally we do not expect slow growth to be bad for high-yield bonds, except for the riskier issues.

Portfolio Facts

As of December 31, 2010

Net Assets	$782,988,501
NAV	$4.81
NAV - High†	11/9/2010 - $4.88
NAV - Low†	5/25/2010 - $4.46
Number of Holdings: 240
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
14.58%	8.02%	6.62%

*	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Diversified Income Plus Portfolio

Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High- yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Portfolio’s Prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Diversified Income Plus Portfolio earned a total return of 15.85%. This compares with the Portfolio’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital U.S. Aggregate Bond Index, which returned 19.35% and 6.54%, respectively.

What factors affected the Portfolio’s performance?

Riskier sectors of the fixed-income markets provided the best returns, and stocks outperformed bonds by a large margin. The Portfolio’s fixed-income and equities portions outperformed their respective benchmark indexes due to heavier portfolio weightings and good securities selection in risk assets.

The Portfolio’s allocation to nonagency mortgage-backed securities, for example, benefited our relative performance considerably. These assets generally returned 20% to 25% during the year.

Our high-yield bonds also performed very well as the U.S. stock market reached two-year highs during 2010. On the equities side, our selection of real estate investment trusts (REITs) did quite well as the sector outperformed most other stock sectors.

What is your outlook?

The pace of U.S. economic growth improved by the end of 2010. However, we still expect the current recovery to lag previous economic recoveries. We expect job growth to be disappointing and the unemployment rate to remain uncomfortably high.

We expect interest rates to remain at current levels or move modestly higher through the first half of 2011.

Longer term, we are concerned about the risk of rising interest rates.

We think much of the rally in “spread sector” bonds may be behind us, but these assets may still offer value versus low-yielding Treasuries and cash alternatives. This should bode well for the Portfolio, given its highly diversified composition and pursuit of attractive, steady income.

Portfolio Facts

As of December 31, 2010

Net Assets	$106,008,643
NAV	$6.75
NAV - High†	12/31/2010 -$6.75
NAV - Low†	7/2/2010 -$5.93
Number of Holdings: 242
† For the year ended December 31, 2010

Average Annual Total Returns1,2

As of December 31, 2010

1-Year	5-Year	10-Year
15.85%	6.00%	6.70%

*	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio invested primarily in “junk bonds”.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio

Subadvised by Calvert Asset Management Company, Inc.

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified portfolio, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Partner Socially Responsible Bond Portfolio earned a return of 8.05%, compared with a median return of 7.86% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Portfolio’s market benchmark, the Barclays Capital U.S. Credit Index, posted a return of 8.47%.

What factors affected the Portfolio’s performance?

We underperformed the benchmark index due to the index’s shorter duration in a period when interest rates rose about 0.54%.

Factors contributing to the Portfolio’s outperformance of its Lipper peer group included: the Portfolio’s higher allocation to high-yield bonds, which provided strong returns during the year; a trading strategy that anticipated and took advantage of a flattening yield curve; and an active trading strategy that enabled the Portfolio to benefit from price opportunities in asset-backed and mortgage-backed securities and 5- to 10-year Treasury securities.

What is your outlook?

We expect the economic recovery to continue in 2011 but the pace of growth to be slow, with unemployment remaining high. We think the Federal Reserve will keep short-term interest rates at low levels for some time, but we expect higher rates eventually.

Because we anticipate interest rates to move higher in the long term, we are planning to maintain a shorter relative duration in the Portfolio.

We expect the yield curve to flatten further during the remainder of the year. We also expect credit-sector securities to continue providing attractive returns over Treasuries, with yield premiums, or “spreads,” narrowing as the economy recovers, corporate earnings to remain positive, and default rates to stay low.

Portfolio Facts

As of December 31, 2010

Net Assets	$8,802,078
NAV	$10.31
NAV - High†	8/31/2010 -$10.95
NAV - Low†	1/4/2010 -$10.16
Number of Holdings: 104
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	From Inception 4/30/2008
8.05%	8.11%

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Income Portfolio returned 11.55%, compared with a median return of 7.86% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 6.54%.

What factors affected the Portfolio’s performance?

Most sectors of the bond market posted solid gains during the period, with the riskiest sectors generating the best returns. The recovery extended through most of the year, but in May, Europe’s debt crisis and high U.S. unemployment renewed concerns about growth and pushed Treasury yields to historic lows.

The main reasons the Portfolio outperformed both its Lipper peer group and benchmark index were its overweighted positions in securitized assets such as commercial mortgage-backed securities and nonagency mortgage-backed securities. These assets were significantly oversold during the credit crisis, and their prices rebounded strongly during the period.

Our overweighted positions and securities selections in investment-grade corporate and high-yield bonds also benefited our relative performance considerably.

What is your outlook?

The pace of economic growth improved by the end of 2010. However, we still believe the current recovery will lag past economic recoveries. We expect job growth to continue to disappoint, causing unemployment to remain uncomfortably high. This will likely cause Federal Reserve policymakers to keep the federal funds rate at current levels at least through 2011. Because of this, we expect interest rates to stay in their current range or move modestly higher through the first half of 2011. Longer term, we are concerned about the risk of rising interest rates and anticipate increasing the Portfolio’s holdings of floating-rate securities with coupon rates that adjust to rising interest rates. We think much of the rally in securitized asset bonds and corporate bonds is behind us, but that both sectors still offer good value. Consequently, we plan to gradually reduce our overweighted position in both securitized asset and corporate bonds to lower the Portfolio’s overall risk profile.

Portfolio Facts

As of December 31, 2010

Net Assets	$1,322,211,956
NAV	$9.96
NAV - High†	11/4/2010 - $10.19
NAV - Low†	1/4/2010 - $9.40
Number of Holdings: 506
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
11.55%	5.71%	5.71%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk. While the Portfolio attempts to closely track the Barclays Capital U.S. Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Bond Index Portfolio earned a total return of 9.24%, compared with a 6.54% return for the Portfolio’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

The main reason for the Portfolio’s relative outperformance was a strong recovery in prices of the floating-rate debt we hold that backs our mortgage securities. These formerly high-quality, low-risk securities hurt performance during the credit crisis, so their recovery in 2009 and 2010 was welcomed. The floating-rate debt securities also have continued paying down principal; once they pay off, we do not plan to reinstitute this “dollar-roll” program.

Many non-Treasury bonds delivered strong returns due to the ongoing recovery of the credit markets during the period. Liquidity and trading moved more toward normal, and as this happened, yield spreads between Treasury securities and other types of bonds tightened dramatically. Conversely, the yields on Treasury securities rose and their prices fell.

What is your outlook?

The pace of economic growth improved by the end of 2010. However, we still believe the current recovery will lag prior economic recoveries. We expect job growth to continue to disappoint, causing unemployment to remain uncomfortably high. This will likely cause Federal Reserve policymakers to keep the federal funds rate at current levels at least through 2011.

Because of this, we expect interest rates to stay in their current range or move modestly higher through the first half of 2011.

As always, we intend to maintain a well-diversified mix of debt securities in our efforts to track the performance of the index.

Portfolio Facts

As of December 31, 2010

Net Assets	$161,386,830
NAV	$10.73
NAV - High†	11/4/2010 - $10.97
NAV - Low†	1/4/2010 - $10.15
Number of Holdings: 259
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
9.24%	5.26%	5.39%

*	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA , Portfolio
Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Limited Maturity Bond Portfolio returned 5.25%, compared with a median return of 3.04% for its Lipper Short-Intermediate Investment Grade Debt peer group. The Portfolio’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, posted a return of 2.80%.

What factors affected the Portfolio’s performance?

Most sectors of the bond market posted solid gains during the period, with the riskiest sectors generating the best returns. The recovery extended through most of the year, but in May, Europe’s debt crisis and a high U.S. unemployment rate renewed concerns about growth and pushed Treasury yields to historic lows.

The Portfolio outperformed its Lipper peer group and benchmark index mostly due to its heavier weighting in high-quality corporate bonds and securitized asset bonds (mortgage-backed securities and asset-backed securities). Both sectors generated average returns of 7% to 8% during the year—significantly better than U.S. Treasury and other government securities.

In addition, good security selection within the corporate bond and securitized asset sectors contributed significantly to the Portfolio’s relative performance.

What is your outlook?

The pace of economic growth improved by the end of 2010. However, we still believe the current recovery will lag prior economic recoveries. We expect job growth to continue to disappoint, causing unemployment to remain uncomfortably high. This will likely cause Federal Reserve policymakers to keep the federal funds rate at current levels at least through 2011.

Because of this, we expect interest rates to stay in their current range or move modestly higher through the first half of 2011. Longer term, we are concerned about the risk of rising interest rates and anticipate increasing the Portfolio’s concentration in floating-rate securities with coupon rates that adjust to rising interest rates.

We think much of the rally in corporate bonds and securitized asset bonds is behind us, but that both sectors still offer good value. Consequently, we plan to gradually reduce our overweighted position in both corporate and securitized asset bonds to lower the Portfolio’s overall risk profile.

Portfolio Facts

As of December 31, 2010

Net Assets	$1,318,735,013
NAV	$9.80
NAV - High†	11/4/2010 - $9.89
NAV - Low†	1/4/2010 - $9.63
Number of Holdings: 329
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 11/30/2001
5.25%	4.07%	3.72%

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid principal at lower rates of return. The real estate industry — and therefore, the performance of the Portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Mortgage Securities Portfolio earned a total return of 12.09%, compared with a median return of 5.81% for its Lipper U.S. Mortgage Funds peer group. The Portfolio’s market benchmark, the Barclays Capital Mortgage-Backed Securities Index, posted a return of 5.37%.

What factors affected the Portfolio’s performance?

Most sectors of the bond market posted solid gains during the period, with the riskiest sectors generating the best returns. The recovery extended through most of the year, but in May, Europe’s debt crisis and high U.S. unemployment renewed concerns about growth and pushed Treasury yields to historic lows.

The main factor in the Portfolio’s outperformance of its Lipper peer group and benchmark index was its allocation to nonagency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). The prices of both types of securities rose through the year, as investors chased higher yields and a shrinking supply of investable bonds.

What is your outlook?

The pace of economic growth picked up in the final months of 2010. However, we still believe the current recovery will lag prior economic recoveries. We expect job growth to continue to disappoint, causing unemployment to remain uncomfortably high. This will likely cause Federal Reserve policymakers to keep the federal funds rate at current levels at least through 2011.

Because of this, we expect interest rates to remain stable or move modestly higher through the first half of 2011. Longer term, we are concerned about the risk of rising interest rates.

We think a significant part of the rally in mortgage bonds is behind us, but these investments still offer good value versus low-yielding Treasuries and cash alternatives. Considering the outperformance of these assets over the past year, we anticipate gradually reducing our overweighted position in them.

Portfolio Facts

As of December 31, 2010

Net Assets	$33,528,041
NAV	$10.32
NAV - High†	11/4/2010 - $10.38
NAV - Low†	1/4/2010 - $9.63
Number of Holdings: 57
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	From Inception 4/30/2003
12.09%	5.79%	4.79%

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. These and other risks are described in the Portfolio’s prospectus. Views expressed in this discussion of portfolio performance are the views of this particular portfolio’s management team.

How did the Portfolio perform during the 12-month period ended December 31, 2010?

Thrivent Money Market Portfolio produced a 0.00% return during the period, while its Lipper Money Market peer group reported a median net return of 0.01%.

What factors affected the Portfolio’s performance?

Money funds continued their struggle to provide a positive return during the period. The Federal Reserve kept the federal funds target interest rate at a range of zero to 0.25% throughout the 12 months. Adding to the challenges were declining balances in money funds throughout the industry, as investors departed to seek higher yields elsewhere. To maintain a positive return for investors, the Portfolio’s investment adviser waived fees on the Portfolio throughout the 12-month period.

With credit markets still experiencing volatility, we structured the Portfolio conservatively to maintain credit quality and liquidity. By the end of December 2010, U.S. government-supported securities constituted more than 37% of the Portfolio’s assets.

Also impacting performance were the new SEC regulatory requirements for money market funds being implemented during 2010. The Federal Reserve, SEC and the President’s Working Group are working together to bring additional reform to the industry. Under consideration is the potential to require money market portfolios to have a floating net asset value and hold capital.

The Portfolio’s investment adviser has had direct dialogue with the Federal Reserve and the SEC, supporting both the floating net asset value and required capital concepts. We will continue to work with regulators, seeking to help shape positive reforms for the health of the industry.

What is your outlook?

Money market credit quality and liquidity should remain sound, as the industry prepares for additional regulation. Even though the U.S. economy appears to show signs of improvement, the Federal Reserve has indicated that it is unlikely to raise rates any time soon. The significant debt burdens of Europe and the United States, combined with high unemployment and low inflation expectations, are some of the reasons the Fed continues to be on hold. As long as the Fed keeps the target benchmark rate between zero and 0.25%, yields for the Portfolio will likely remain close to zero in the months ahead. For the benefit of investors, the investment adviser continues to waive fees to maintain a positive yield for the Portfolio. As in any interest rate environment, we will continue to manage the Portfolio with safety and liquidity as our primary objectives.

Portfolio Facts

As of December 31, 2010

Net Assets	$171,766,583
NAV	$1.00
Numberof Holdings: 73
† For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

1-Year	5-Year	10-Year
0.00%	2.66%	2.34%

Money Market Portfolio Yields *

As of December 31, 2010

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.19%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.19%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Advisor were not waiving or reimbursing certain expenses associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period 7/1/2010 - 12/31/2010*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,247	$2.00	0.35%
Hypothetical**	$1,000	$1,023	$1.81	0.35%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,201	$1.62	0.29%
Hypothetical**	$1,000	$1,024	$1.49	0.29%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,157	$1.43	0.26%
Hypothetical**	$1,000	$1,024	$1.35	0.26%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,114	$1.52	0.29%
Hypothetical**	$1,000	$1,024	$1.46	0.29%
Thrivent Partner Technology Portfolio
Actual	$1,000	$1,318	$6.64	1.14%
Hypothetical**	$1,000	$1,019	$5.79	1.14%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,138	$7.46	1.39%
Hypothetical**	$1,000	$1,018	$7.05	1.39%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$1,327	$6.94	1.18%
Hypothetical**	$1,000	$1,019	$6.02	1.18%

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period 7/1/2010 - 12/31/2010*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$1,269	$8.55	1.50%
Hypothetical**	$1,000	$1,018	$7.60	1.50%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,210	$4.83	0.87%
Hypothetical**	$1,000	$1,021	$4.42	0.87%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$1,159	$4.84	0.89%
Hypothetical**	$1,000	$1,021	$4.53	0.89%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,323	$5.89	1.01%
Hypothetical**	$1,000	$1,020	$5.12	1.01%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,263	$5.00	0.88%
Hypothetical**	$1,000	$1,021	$4.46	0.88%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,309	$4.43	0.76%
Hypothetical**	$1,000	$1,021	$3.88	0.76%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,272	$2.58	0.45%
Hypothetical**	$1,000	$1,023	$2.29	0.45%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,314	$4.16	0.71%
Hypothetical**	$1,000	$1,022	$3.63	0.71%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,327	$2.71	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,290	$4.86	0.84%
Hypothetical**	$1,000	$1,021	$4.29	0.84%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,305	$4.25	0.73%
Hypothetical**	$1,000	$1,022	$3.72	0.73%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,280	$3.08	0.54%
Hypothetical**	$1,000	$1,023	$2.73	0.54%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,238	$5.63	1.00%
Hypothetical**	$1,000	$1,020	$5.09	1.00%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,246	$4.69	0.83%
Hypothetical**	$1,000	$1,021	$4.22	0.83%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$1,263	$5.58	0.98%
Hypothetical**	$1,000	$1,020	$4.98	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$1,366	$5.94	1.00%
Hypothetical**	$1,000	$1,020	$5.07	1.00%

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period 7/1/2010 - 12/31/2010*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$1,278	$5.58	0.97%
Hypothetical**	$1,000	$1,020	$4.94	0.97%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,262	$5.81	1.02%
Hypothetical**	$1,000	$1,020	$5.19	1.02%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,220	$3.45	0.62%
Hypothetical**	$1,000	$1,022	$3.14	0.62%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,235	$2.53	0.45%
Hypothetical**	$1,000	$1,023	$2.29	0.45%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,269	$5.42	0.95%
Hypothetical**	$1,000	$1,020	$4.83	0.95%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,239	$3.65	0.65%
Hypothetical**	$1,000	$1,022	$3.29	0.65%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,224	$3.89	0.69%
Hypothetical**	$1,000	$1,022	$3.53	0.69%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,230	$2.35	0.42%
Hypothetical**	$1,000	$1,023	$2.14	0.42%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$1,222	$4.74	0.85%
Hypothetical**	$1,000	$1,021	$4.31	0.85%
Thrivent Balanced Portfolio
Actual	$1,000	$1,156	$2.38	0.44%
Hypothetical**	$1,000	$1,023	$2.23	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,107	$2.37	0.45%
Hypothetical**	$1,000	$1,023	$2.28	0.45%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,134	$3.00	0.56%
Hypothetical**	$1,000	$1,022	$2.84	0.56%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,010	$3.35	0.66%
Hypothetical**	$1,000	$1,022	$3.37	0.66%
Thrivent Income Portfolio
Actual	$1,000	$1,053	$2.26	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,020	$2.33	0.46%
Hypothetical**	$1,000	$1,023	$2.34	0.46%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,023	$2.21	0.43%
Hypothetical**	$1,000	$1,023	$2.21	0.43%

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period 7/1/2010 - 12/31/2010*	Annualized Expense Ratio
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,032	$4.51	0.88%
Hypothetical**	$1,000	$1,021	$4.48	0.88%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.76	0.35%
Hypothetical**	$1,000	$1,023	$1.78	0.35%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

    of the Thrivent Series Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the forty-one funds constituting the Thrivent Series Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 17, 2011

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Mutual Funds (66.4%)	Value
Equity Mutual Funds (65.3%)
810,218	Thrivent Real Estate Securities Portfolio	$11,741,196
3,498,692	Thrivent Partner Small Cap Growth Portfolio[a]	45,198,556
770,341	Thrivent Partner Small Cap Value Portfolio	14,685,240
1,925,833	Thrivent Small Cap Stock Portfolio	24,387,985
4,443,916	Thrivent Mid Cap Growth Portfolio IIa	44,227,632
1,558,206	Thrivent Partner Mid Cap Value Portfolio	20,855,810
2,717,509	Thrivent Mid Cap Stock Portfolio	33,298,998
2,743,914	Thrivent Partner Worldwide Allocation Portfolio	24,071,806
7,197,910	Thrivent Partner International Stock Portfolio	76,818,979
3,672,400	Thrivent Large Cap Growth Portfolio II	25,486,458
2,682,429	Thrivent Large Cap Value Portfolio	28,774,412
3,440,881	Thrivent Large Cap Stock Portfolio	29,249,553
529,515	Thrivent Equity Income Plus Portfolio	4,796,661

	Total Equity Mutual Funds	383,593,286

Fixed Income Mutual Funds (1.1%)
1,300,810	Thrivent High Yield Portfolio	6,259,496

	Total Fixed Income Mutual Funds	6,259,496

	Total Mutual Funds (cost $413,901,452)	389,852,782

	Common Stock (26.5%)
Consumer Discretionary (3.8%)
4,300	Amazon.com, Inc.[a]	774,000
6,163	Autoliv, Inc.	486,507
21,300	Carnival Corporation	982,143
38,759	Cooper Tire & Rubber Company	913,937
25,970	Dana Holding Corporation[a]	446,944
3,701	Dollar Tree, Inc.[a]	207,552
21,550	Expedia, Inc.	540,689
55,200	Foot Locker, Inc.	1,083,024
13,585	Kohl’s Corporation[a]	738,209
23,056	Macy’s, Inc.	583,317
56,500	MGM Resorts International[a]	839,025
1,100	Netflix, Inc.[a]	193,270
9,140	Omnicom Group, Inc.	418,612
3,182	Panera Bread Company[a]	322,050
90,600	Pier 1 Imports, Inc.[a]	951,300
14,500	Signet Jewelers, Ltd.[a]	629,300
82,900	Starbucks Corporation	2,663,577
43,970	Target Corporation	2,643,916
6,350	Time Warner Cable, Inc.	419,291
70,800	TJX Companies, Inc.	3,142,812
15,103	Walt Disney Company	566,514
16,300	Warnaco Group, Inc.[a]	897,641
32,400	Williams-Sonoma, Inc.	1,156,356
18,718	WMS Industries, Inc.[a]	846,802

	Total Consumer Discretionary	22,446,788

Consumer Staples (1.4%)
19,691	Avon Products, Inc.	572,220
27,200	Colgate-Palmolive Company	2,186,064
3,420	Diageo plc ADR	254,209
8,764	Flowers Foods, Inc.	235,839
13,900	Herbalife, Ltd.	950,343
25,760	Kraft Foods, Inc.	811,698
18,455	PepsiCo, Inc.	1,205,665
20,201	Philip Morris International, Inc.	1,182,365
5,883	TreeHouse Foods, Inc.[a]	300,562
12,310	Walgreen Company	479,598

	Total Consumer Staples	8,178,563

Energy (2.6%)
4,191	Alpha Natural Resources, Inc.[a]	251,586
4,990	Apache Corporation	594,958
34,600	Arch Coal, Inc.	1,213,076
24,520	Baker Hughes, Inc.	1,401,808
11,760	Chevron Corporation	1,073,100
42,100	Complete Production Services, Inc.[a]	1,244,055
7,450	ConocoPhillips	507,345
16,100	Dresser-Rand Group, Inc.[a]	685,699
10,290	ENSCO International plc ADR	549,280
33,941	Forest Oil Corporation[a]	1,288,740
134,000	International Coal Group, Inc.[a]	1,037,160
43,300	James River Coal Company[a]	1,096,789
5,964	National Oilwell Varco, Inc.	401,079
9,240	Occidental Petroleum
	Corporation	906,444
13,202	Schlumberger, Ltd.	1,102,367
23,150	Ultra Petroleum Corporation[a]	1,105,875
18,100	Weatherford International, Ltd.[a]	412,680
2,300	Whiting Petroleum Corporation[a]	269,537

	Total Energy	15,141,578

Financials (3.9%)
3,990	ACE, Ltd.	248,377
10,629	Affiliated Managers Group, Inc.[a]	1,054,609
4,450	Ameriprise Financial, Inc.	256,097
32,870	Bank of America Corporation	438,486
5,650	BlackRock, Inc.	1,076,777
44,170	Chubb Corporation	2,634,299
118,190	Citigroup, Inc.[a]	559,039
13,730	Comerica, Inc.	579,955
15,624	Duke Realty Corporation	194,675
5,400	Endurance Specialty Holdings, Ltd.	248,778
13,490	Equity One, Inc.	245,248
21,742	Fifth Third Bancorp	319,173
7,340	Goldman Sachs Group, Inc.	1,234,294
4,135	Hanover Insurance Group, Inc.	193,187
13,827	HCC Insurance Holdings, Inc.	400,153
9,400	Healthcare Realty Trust, Inc.	198,998
18,048	Host Hotels & Resorts, Inc.	322,518
1,618	IntercontinentalExchange, Inc.[a]	192,785
16,400	iShares Russell 2000 Index Fund	1,282,972
48,900	Itau Unibanco Holding SA ADR	1,174,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (26.5%)	Value
Financials (3.9%) - continued
14,623	J.P. Morgan Chase & Company	$620,308
32,900	LaSalle Hotel Properties	868,560
5,131	Lazard, Ltd.	202,623
4,700	M&T Bank Corporation	409,135
5,800	MetLife, Inc.	257,752
9,394	Morgan Stanley	255,611
13,810	Northern Trust Corporation	765,212
100,327	Ocwen Financial Corporation[a]	957,120
17,200	People’s United Financial, Inc.	240,972
6,300	Potlatch Corporation	205,065
12,590	Principal Financial Group, Inc.	409,930
22,160	SVB Financial Group[a]	1,175,588
47,900	Texas Capital Bancshares, Inc.[a]	1,018,833
37,200	U.S. Bancorp	1,003,284
1,400	Unum Group	33,908
13,086	W.R. Berkley Corporation	358,295
4,840	Wells Fargo & Company	149,992
50,100	Zions Bancorporation	1,213,923

	Total Financials	23,000,620

Health Care (3.7%)
4,320	Abbott Laboratories	206,971
22,600	Aetna, Inc.	689,526
2,900	Alexion Pharmaceuticals, Inc.[a]	233,595
46,400	Align Technology, Inc.[a]	906,656
15,700	Allergan, Inc.	1,078,119
7,068	C.R. Bard, Inc.	648,630
11,945	Celgene Corporation[a]	706,427
5,706	Community Health Systems, Inc.[a]	213,233
17,100	Covance, Inc.[a]	879,111
11,474	Coventry Health Care, Inc.[a]	302,914
8,580	Covidien, Ltd.	391,763
61,800	Eli Lilly and Company	2,165,472
14,350	Hospira, Inc.[a]	799,152
37,670	Johnson & Johnson	2,329,890
17,000	LifePoint Hospitals, Inc.[a]	624,750
8,620	Novartis AG ADR	508,149
9,900	Omnicare, Inc.	251,361
36,300	PSS World Medical, Inc.[a]	820,380
3,900	Quest Diagnostics, Inc.	210,483
15,100	Salix Pharmaceuticals, Ltd.[a]	709,096
28,250	Teva Pharmaceutical Industries, Ltd. ADR	1,472,673
18,573	Thermo Fisher Scientific, Inc.[a]	1,028,201
13,100	United Therapeutics Corporation[a]	828,182
75,496	UnitedHealth Group, Inc.	2,726,161
2,933	Varian Medical Systems, Inc.[a]	203,198
4,474	Vertex Pharmaceuticals, Inc.[a]	156,724
2,500	Waters Corporation[a]	194,275
4,480	Zimmer Holdings, Inc.[a]	240,486

	Total Health Care	21,525,578

Industrials (2.5%)
3,370	3M Company	290,831
3,410	Boeing Company	222,537
12,470	Caterpillar, Inc.	1,167,940
3,185	CSX Corporation	205,783
43,700	Delta Air Lines, Inc.[a]	550,620
7,440	Emerson Electric Company	425,345
2,370	Fluor Corporation	157,036
29,800	FTI Consulting, Inc.[a]	1,110,944
28,510	General Electric Company	521,448
5,645	Honeywell International, Inc.	300,088
43,700	Knight Transportation, Inc.	830,300
115,618	Manitowoc Company, Inc.	1,515,752
3,700	Manpower, Inc.	232,212
6,220	Norfolk Southern Corporation	390,740
47,025	Oshkosh Corporation[a]	1,657,161
3,328	Parker Hannifin Corporation	287,206
6,800	Republic Services, Inc.	203,048
36,800	Shaw Group, Inc.[a]	1,259,664
9,800	Siemens AG ADR	1,217,650
3,575	SPX Corporation	255,577
20,780	Teledyne Technologies, Inc.[a]	913,697
5,960	Textron, Inc.	140,895
6,000	Tyco International, Ltd.	248,640
3,638	United Technologies Corporation	286,383
8,147	Werner Enterprises, Inc.	184,122
4,880	WESCO International, Inc.[a]	257,664

	Total Industrials	14,833,283

Information Technology (6.9%)
47,700	Accenture plc	2,312,973
20,400	ADTRAN, Inc.	738,684
4,500	Alliance Data Systems Corporation[a]	319,635
10,738	Apple, Inc.[a]	3,463,649
15,000	ASML Holding NV	575,100
81,875	Atmel Corporation[a]	1,008,700
4,300	Broadcom Corporation	187,265
11,600	Cognizant Technology Solutions Corporation[a]	850,164
25,700	CommVault Systems, Inc.[a]	735,534
29,682	Compuware Corporation[a]	346,389
7,874	eBay, Inc.[a]	219,133
66,990	EMC Corporation[a]	1,534,071
3,385	Google, Inc.[a]	2,010,589
37,500	GSI Commerce, Inc.[a]	870,000
60,500	Hewlett-Packard Company	2,547,050
19,100	Informatica Corporation[a]	840,973
18,003	International Business Machines Corporation	2,642,120
6,710	Juniper Networks, Inc.[a]	247,733
4,400	Lam Research Corporation[a]	227,832
50,350	Marvell Technology Group, Ltd.[a]	933,993
153,160	Microsoft Corporation	4,276,227
50,600	Monster Worldwide, Inc.[a]	1,195,678
92,050	Oracle Corporation	2,881,165
27,900	Plantronics, Inc.	1,038,438
28,900	Plexus Corporation[a]	894,166
29,050	QUALCOMM, Inc.	1,437,685
120,402	Teradyne, Inc.[a]	1,690,444
56,123	TIBCO Software, Inc.[a]	1,106,184
10,926	Tyco Electronics, Ltd.	386,780
17,600	ValueClick, Inc.[a]	282,128
7,500	VeriFone Systems, Inc.[a]	289,200
13,300	Visa, Inc.	936,054
5,850	VMware, Inc.[a]	520,124
48,890	Xerox Corporation	563,213
18,486	Xilinx, Inc.	535,724

	Total Information Technology	40,644,797

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (26.5%)	Value
Materials (0.7%)
4,888	Albemarle Corporation	$272,653
4,510	Allegheny Technologies, Inc.	248,862
19,329	E.I. du Pont de Nemours and Company	964,131
29,200	International Paper Company	795,408
7,466	Silgan Holdings, Inc.	267,357
16,670	Steel Dynamics, Inc.	305,061
13,250	Teck Resources, Ltd.	819,247
12,500	Temple-Inland, Inc.	265,500

	Total Materials	3,938,219

Telecommunications Services (0.4%)
204,000	Alcatel-Lucent ADR[a]	603,840
12,180	AT&T, Inc.	357,848
16,400	NII Holdings, Inc.[a]	732,424
5,210	Telephone & Data Systems, Inc.	190,426
18,360	Verizon Communications, Inc.	656,921

	Total Telecommunications Services	2,541,459

Utilities (0.6%)
4,573	Alliant Energy Corporation	168,149
19,200	American Electric Power Company, Inc.	690,816
12,600	CMS Energy Corporation	234,360
6,330	Duke Energy Corporation	112,737
17,088	NV Energy, Inc.	240,086
8,877	Portland General Electric Company	192,631
21,679	Southwest Gas Corporation	794,969
33,175	UGI Corporation	1,047,667
4,920	Xcel Energy, Inc.	115,866

	Total Utilities	3,597,281

	Total Common Stock (cost $136,277,491)	155,848,166

Principal Amount	Long-Term Fixed Income (5.7%)
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Acquisition Corporation
1,000,000	5.461%, 10/25/2036	793,107
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	434,397

	Total Asset-Backed Securities	1,227,504

Basic Materials (0.2%)
	ArcelorMittal
100,000	7.000%, 10/15/2039	103,778
	CONSOL Energy, Inc.
130,000	8.000%, 4/1/2017[b]	138,450
	FMG Finance, Pty., Ltd.
130,000	7.000%, 11/1/2015[b]	133,250
	Georgia-Pacific, LLC
130,000	8.000%, 1/15/2024	148,525
	Lyondell Chemical Company
120,000	11.000%, 5/1/2018	135,900
	Novelis, Inc.
140,000	8.375%, 12/15/2017[b]	144,900
	Rohm & Haas Company
100,000	7.850%, 7/15/2029	116,200

	Total Basic Materials	921,003

Capital Goods (0.1%)
	Abengoa Finance SAU
130,000	8.875%, 11/1/2017[b]	120,250
	Associated Materials, LLC
140,000	9.125%, 11/1/2017[b]	146,300
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017[b]	131,100

	Total Capital Goods	397,650

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
176,296	5.441%, 9/20/2046	62,309
	WaMu Mortgage Pass Through Certificates
193,328	5.867%, 9/25/2036	176,737
286,170	5.987%, 10/25/2036	264,575

	Total Collateralized Mortgage Obligations	503,621

Commercial Mortgage-Backed Securities (0.1%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
201,451	3.342%, 12/25/2019	204,551
	Government National Mortgage Association
203,272	2.164%, 3/16/2033	205,740
202,331	3.214%, 1/16/2040	209,323

	Total Commercial Mortgage-Backed Securities	619,614

Communications Services (0.1%)
	CBS Corporation
50,000	5.900%, 10/15/2040	48,164
	Cincinnati Bell, Inc.
130,000	8.250%, 10/15/2017	128,700
	Clear Channel Worldwide Holdings, Inc.
70,000	9.250%, 12/15/2017	76,650
	Cox Communications, Inc.
100,000	6.950%, 6/1/2038[b]	111,241
	Frontier Communications Corporation
70,000	8.250%, 4/15/2017	76,825
	Intelsat Jackson Holdings, Ltd.
70,000	8.500%, 11/1/2019[b]	76,125
	Viacom, Inc.
50,000	7.875%, 7/30/2030	59,034
	Virgin Media Finance plc
120,000	9.500%, 8/15/2016	135,600
	Wind Acquisition Finance SA
137,000	7.250%, 2/15/2018[b]	139,398

	Total Communications Services	851,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (5.7%)	Value
Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
$90,000	8.250%, 8/15/2020	$93,150
	Home Depot, Inc.
100,000	5.875%, 12/16/2036	104,015
	Macy’s Retail Holdings, Inc.
110,000	8.375%, 7/15/2015	128,700
	MGM Resorts International
110,000	11.125%, 11/15/2017	126,500
	Rite Aid Corporation
140,000	7.500%, 3/1/2017	134,575
	Starwood Hotels & Resorts Worldwide, Inc.
130,000	6.750%, 5/15/2018	142,350
	Toys R Us Property Company I, LLC
120,000	10.750%, 7/15/2017	136,800
	Warner Music Group
140,000	7.375%, 4/15/2014	134,400
	West Corporation
140,000	7.875%, 1/15/2019[b]	142,450
	Wyndham Worldwide Corporation
130,000	6.000%, 12/1/2016	136,036

	Total Consumer Cyclical	1,278,976

Consumer Non-Cyclical (0.1%)
	Altria Group, Inc.
100,000	9.950%, 11/10/2038	140,913
	Anheuser-Busch Companies, Inc.
50,000	6.450%, 9/1/2037	57,213
	Anheuser-Busch InBev Worldwide, Inc.
50,000	8.200%, 1/15/2039[b]	67,830
	HCA, Inc.
130,000	9.625%, 11/15/2016	139,263
	JBS USA, LLC/JBS USA Finance, Inc.
120,000	11.625%, 5/1/2014	140,400
	Kraft Foods, Inc.
50,000	6.500%, 11/1/2031	55,617
50,000	7.000%, 8/11/2037	58,535
	Mylan, Inc.
120,000	7.875%, 7/15/2020[b]	129,300
	UnitedHealth Group, Inc.
50,000	6.875%, 2/15/2038	58,211

	Total Consumer Non-Cyclical	847,282

Energy (0.1%)
	Denbury Resources, Inc.
140,000	9.750%, 3/1/2016	156,100
	Linn Energy, LLC
130,000	7.750%, 2/1/2021[b]	133,250
	Pioneer Natural Resources Company
70,000	7.500%, 1/15/2020	76,862
	Plains Exploration & Production Company
130,000	7.625%, 6/1/2018	136,825
	Sandridge Energy, Inc.
140,000	8.000%, 6/1/2018[b]	142,100
	Valero Energy Corporation
100,000	6.625%, 6/15/2037	101,563
	Weatherford International, Ltd.
100,000	6.750%, 9/15/2040	105,028

	Total Energy	851,728

Financials (0.4%)
	Achmea Hypotheekbank NV
205,000	3.200%, 11/3/2014[b]	213,287
	Ally Financial, Inc.
130,000	8.300%, 2/12/2015	143,000
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[b]	225,027
	Canadian Imperial Bank of Commerce
205,000	2.600%, 7/2/2015[b]	206,117
	CIT Group, Inc.
71,075	7.000%, 5/1/2017	71,253
	Compagnie de Financement Foncier
225,000	2.125%, 4/22/2013[b]	226,915
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[b]	228,247
	General Electric Capital Corporation
100,000	6.750%, 3/15/2032	113,212
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	70,000
	International Bank for Reconstruction & Development
210,000	2.375%, 5/26/2015	214,919
	Morgan Stanley Dean Witter & Company
100,000	7.250%, 4/1/2032	114,489
	Prudential Financial, Inc.
100,000	6.200%, 11/15/2040	105,785
	Royal Bank of Canada
160,000	3.125%, 4/14/2015[b]	163,889
	Toronto-Dominion Bank
205,000	2.200%, 7/29/2015[b]	201,654
	UnitedHealth Group, Inc.
50,000	5.700%, 10/15/2040	49,783
	XL Capital, Ltd.
100,000	6.250%, 5/15/2027	98,483

	Total Financials	2,446,060

Foreign Government (0.1%)
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[b]	230,075
	Kreditanstalt fuer Wiederaufbau
55,000	1.250%, 6/15/2012	55,467

	Total Foreign Government	285,542

Mortgage-Backed Securities (0.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
800,000	6.000%, 1/1/2041[c]	866,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (5.7%)	Value
Mortgage-Backed Securities (0.4%) - continued
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$450,000	3.500%, 1/1/2026[c]	$453,094
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
800,000	4.500%, 1/1/2041[c]	821,125

	Total Mortgage-Backed Securities	2,140,719

Technology (0.1%)
	Freescale Semiconductor, Inc.
130,000	9.250%, 4/15/2018[b]	143,000
	NXP BV/NXP Funding, LLC
110,000	9.750%, 8/1/2018[b]	123,750
	Seagate HDD Cayman
120,000	7.750%, 12/15/2018[b]	121,500

	Total Technology	388,250

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
130,000	8.250%, 1/15/2019[b]	131,300
	Delta Air Lines, Inc.
140,000	9.500%, 9/15/2014[b]	152,425

	Total Transportation	283,725

U.S. Government and Agencies (3.5%)
	FDIC Structured Sale Guaranteed Notes
85,000	Zero Coupon, 1/7/2012[b]	84,287
85,000	Zero Coupon, 1/7/2014[b]	80,711
	Federal Agricultural Mortgage Corporation
210,000	2.125%, 9/15/2015	210,906
	Federal Home Loan Banks
860,000	5.375%, 5/18/2016	986,642
1,300,000	5.000%, 11/17/2017	1,473,870
	Federal Home Loan Mortgage Corporation
400,000	2.500%, 1/7/2014	416,010
580,000	4.875%, 6/13/2018	648,635
300,000	3.750%, 3/27/2019	310,551
	Federal National Mortgage Association
1,300,000	0.375%, 12/28/2012	1,291,749
715,000	2.000%, 4/15/2013	717,816
255,000	4.375%, 10/15/2015	280,690
210,000	6.250%, 5/15/2029	257,641
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	174,441
	U.S. Treasury Bonds
300,000	4.625%, 2/15/2040	314,250
	U.S. Treasury Bonds, TIPS
55,652	2.125%, 2/15/2040	58,904
	U.S. Treasury Notes
550,000	1.125%, 6/15/2013	554,510
1,425,000	1.750%, 1/31/2014	1,454,837
2,150,000	2.500%, 4/30/2015	2,222,730
465,000	1.250%, 10/31/2015	450,033
625,000	2.625%, 2/29/2016	641,455
1,500,000	3.250%, 3/31/2017	1,566,562
1,300,000	3.625%, 2/15/2020	1,349,156
1,415,000	3.500%, 5/15/2020	1,449,498
420,000	7.625%, 2/15/2025	595,612
550,000	4.375%, 5/15/2040	552,662
	U.S. Treasury Notes, TIPS
258,653	3.375%, 1/15/2012	270,393
305,240	0.625%, 4/15/2013	314,468
349,168	2.000%, 1/15/2014	374,865
251,981	1.625%, 1/15/2015	268,695
232,832	2.500%, 7/15/2016	261,318
316,569	2.625%, 7/15/2017	360,270
252,840	1.375%, 1/15/2020	262,756
63,813	2.375%, 1/15/2025	71,012

	Total U.S. Government and Agencies	20,327,935

Utilities (<0.1%)
	Energy Transfer Partners, LP
28,000	6.625%, 10/15/2036	29,518
50,000	7.500%, 7/1/2038	58,157
	NRG Energy, Inc.
130,000	7.375%, 2/1/2016	133,250

	Total Utilities	220,925

	Total Long-Term Fixed Income (cost $32,563,721)	33,592,271

	Short-Term Investments (1.6%)[d]
	Liberty Street Funding, LLC
5,165,000	0.130%, 1/3/2011[e]	5,164,963
	U.S. Treasury Bills
4,000,000	0.118%, 2/24/2011[e,f]	3,999,307

	Total Short-Term Investments (at amortized cost)	9,164,270

	Total Investments (cost $591,906,934) 100.2%	$588,457,489

	Other Assets and Liabilities, Net (0.2%)	(1,352,447)

	Total Net Assets 100.0%	$587,105,042

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $4,288,128 or 0.7% of total net assets.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

f	At December 31, 2010, $1,499,740 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,940,712
Gross unrealized depreciation	(47,607,614)

Net unrealized appreciation (depreciation)	$(3,666,902)

Cost for federal income tax purposes	$592,124,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	383,593,286	383,593,286	—	—
Fixed Income Mutual Funds	6,259,496	6,259,496	—	—
Common Stock
Consumer Discretionary	22,446,788	22,446,788	—	—
Consumer Staples	8,178,563	8,178,563	—	—
Energy	15,141,578	15,141,578	—	—
Financials	23,000,620	23,000,620	—	—
Health Care	21,525,578	21,525,578	—	—
Industrials	14,833,283	14,833,283	—	—
Information Technology	40,644,797	40,644,797	—	—
Materials	3,938,219	3,938,219	—	—
Telecommunications Services	2,541,459	2,541,459	—	—
Utilities	3,597,281	3,597,281	—	—
Long-Term Fixed Income
Asset-Backed Securities	1,227,504	—	1,227,504	—
Basic Materials	921,003	—	921,003	—
Capital Goods	397,650	—	397,650	—
Collateralized Mortgage Obligations	503,621	—	503,621	—
Commercial Mortgage-Backed
Securities	619,614	—	619,614	—
Communications Services	851,737	—	851,737	—
Consumer Cyclical	1,278,976	—	1,278,976	—
Consumer Non-Cyclical	847,282	—	847,282	—
Energy	851,728	—	851,728	—
Financials	2,446,060	—	2,446,060	—
Foreign Government	285,542	—	285,542	—
Mortgage-Backed Securities	2,140,719	—	2,140,719	—
Technology	388,250	—	388,250	—
Transportation	283,725	—	283,725	—
U.S. Government and Agencies	20,327,935	—	20,327,935	—
Utilities	220,925	—	220,925	—
Short-Term Investments	9,164,270	—	9,164,270	—

Total	$588,457,489	$545,700,948	$42,756,541	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	219,483	219,483	—	—

Total Asset Derivatives	$219,483	$219,483	$—	$—

Liability Derivatives
Futures Contracts	242,327	242,327	—	—

Total Liability Derivatives	$242,327	$242,327	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(149)	March 2011	($11,502,266)	($11,656,270)	($154,004)
S&P 400 Index Mini-Futures	(49)	March 2011	(4,347,648)	(4,435,971)	(88,323)
S&P 500 Index Futures	35	March 2011	10,744,267	10,963,750	219,483
Total Futures Contracts					($22,844)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	219,483
Total Equity Contracts		219,483

Total Asset Derivatives		$219,483

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	242,327
Total Equity Contracts		242,327

Total Liability Derivatives		$242,327

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,772,766
Total Equity Contracts		2,772,766
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(110,966)
Total Credit Contracts		(110,966)

Total		$2,661,800

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,020,711)
Total Equity Contracts		(1,020,711)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	128,858
Total Credit Contracts		128,858

Total		($891,853)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$37,598,163	7.2%	N/A	N/A	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	1
Credit Contracts	N/A	N/A	$516,640	0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Real Estate Securities	$9,257,711	$497,853	$259,387	810,218	$11,741,196	$309,400
Partner Small Cap Growth	35,237,937	502,541	691,698	3,498,692	45,198,556	—
Partner Small Cap Value	13,668,534	322,786	2,259,387	770,341	14,685,240	134,333
Small Cap Stock	19,713,116	636,436	864,622	1,925,833	24,387,985	8,260
Mid Cap Growth II	34,693,798	3,794,412	605,235	4,443,916	44,227,632	—
Partner Mid Cap Value	17,809,343	405,517	1,535,849	1,558,206	20,855,810	154,247
Mid Cap Stock	38,013,558	833,409	13,951,084	2,717,509	33,298,998	142,416
Partner Worldwide Allocation	8,638,175	13,978,520	612,053	2,743,915	24,071,806	310,620
Partner International Stock	71,544,054	1,385,882	857,805	7,197,910	76,818,979	1,385,883
Large Cap Growth II	26,504,431	4,701,699	4,539,761	3,672,400	25,486,458	69,080
Large Cap Value	25,779,138	996,136	864,622	2,682,429	28,774,412	367,960
Large Cap Stock	36,416,956	710,395	10,691,698	3,440,881	29,249,553	207,854
Equity Income Plus	4,126,856	69,292	—	529,515	4,796,661	69,292
High Yield	10,041,199	1,199,540	5,484,746	1,300,810	6,259,496	775,450
Income	15,431,962	409,210	16,285,338	—	—	220,757
Limited Maturity Bond	8,002,838	265,909	8,375,116	—	—	77,456
Total Value and Income Earned	374,879,606				389,852,782	4,233,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Mutual Funds (74.4%)	Value
Equity Mutual Funds (59.6%)
5,203,119	Thrivent Real Estate Securities Portfolio	$75,400,485
5,056,075	Thrivent Partner Small Cap Growth Portfolio[a]	65,317,912
3,429,481	Thrivent Partner Small Cap Value Portfolio	65,377,232
4,528,335	Thrivent Small Cap Stock Portfolio	57,345,023
6,726,855	Thrivent Mid Cap Growth Portfolio IIa	66,948,352
6,145,106	Thrivent Partner Mid Cap Value Portfolio	82,249,173
14,064,899	Thrivent Mid Cap Stock Portfolio	172,344,241
16,469,121	Thrivent Partner Worldwide Allocation Portfolio	144,480,301
19,469,938	Thrivent Partner International Stock Portfolio	207,790,968
22,363,632	Thrivent Large Cap Growth Portfolio II	155,203,606
18,426,522	Thrivent Large Cap Value Portfolio	197,661,302
21,655,536	Thrivent Large Cap Stock Portfolio	184,085,048
2,217,865	Thrivent Equity Income Plus Portfolio	20,090,748

	Total Equity Mutual Funds	1,494,294,391

Fixed Income Mutual Funds (14.8%)
21,485,397	Thrivent High Yield Portfolio	103,387,730
17,360,927	Thrivent Income Portfolio	172,852,335
9,669,979	Thrivent Limited Maturity Bond Portfolio	94,786,105

	Total Fixed Income Mutual Funds	371,026,170

	Total Mutual Funds (cost $1,947,054,790)	1,865,320,561

	Common Stock (15.2%)
Consumer Discretionary (2.3%)
9,350	Amazon.com, Inc.[a]	1,683,000
16,634	Autoliv, Inc.	1,313,088
45,650	Carnival Corporation	2,104,921
75,239	Cooper Tire & Rubber Company	1,774,136
62,140	Dana Holding Corporation[a]	1,069,429
9,655	Dollar Tree, Inc.[a]	541,452
46,200	Expedia, Inc.	1,159,158
106,600	Foot Locker, Inc.	2,091,492
28,968	Kohl’s Corporation[a]	1,574,121
57,342	Macy’s, Inc.	1,450,753
121,150	MGM Resorts International[a]	1,799,078
3,000	Netflix, Inc.[a]	527,100
23,760	Omnicom Group, Inc.	1,088,208
9,118	Panera Bread Company[a]	922,833
175,000	Pier 1 Imports, Inc.[a]	1,837,500
27,300	Signet Jewelers, Ltd.[a]	1,184,820
269,400	Starbucks Corporation	8,655,822
146,650	Target Corporation	8,818,064
15,190	Time Warner Cable, Inc.	1,002,996
219,150	TJX Companies, Inc.	9,728,069
36,025	Walt Disney Company	1,351,298
31,500	Warnaco Group, Inc.[a]	1,734,705
68,700	Williams-Sonoma, Inc.	2,451,903
36,172	WMS Industries, Inc.[a]	1,636,421

	Total Consumer Discretionary	57,500,367

Consumer Staples (0.9%)
42,300	Avon Products, Inc.	1,229,238
96,900	Colgate-Palmolive Company	7,787,853
8,170	Diageo plc ADR	607,276
22,804	Flowers Foods, Inc.	613,656
27,000	Herbalife, Ltd.	1,845,990
61,632	Kraft Foods, Inc.	1,942,024
39,486	PepsiCo, Inc.	2,579,620
46,416	Philip Morris International, Inc.	2,716,728
16,155	TreeHouse Foods, Inc.[a]	825,359
29,410	Walgreen Company	1,145,814

	Total Consumer Staples	21,293,558

Energy (1.3%)
11,443	Alpha Natural Resources, Inc.[a]	686,923
11,910	Apache Corporation	1,420,029
72,000	Arch Coal, Inc.	2,524,320
54,680	Baker Hughes, Inc.	3,126,056
28,110	Chevron Corporation	2,565,038
81,300	Complete Production Services, Inc.[a]	2,402,415
17,790	ConocoPhillips	1,211,499
31,100	Dresser-Rand Group, Inc.[a]	1,324,549
26,080	ENSCO International plc ADR	1,392,150
71,776	Forest Oil Corporation[a]	2,725,335
258,800	International Coal Group, Inc.[a]	2,003,112
83,600	James River Coal Company[a]	2,117,588
16,138	National Oilwell Varco, Inc.	1,085,281
20,830	Occidental Petroleum Corporation	2,043,423
28,331	Schlumberger, Ltd.	2,365,638
49,600	Ultra Petroleum Corporation[a]	2,369,392
47,300	Weatherford International, Ltd.[a]	1,078,440
6,500	Whiting Petroleum Corporation[a]	761,735

	Total Energy	33,202,923

Financials (2.2%)
9,540	ACE, Ltd.	593,865
20,544	Affiliated Managers Group, Inc.[a]	2,038,376
10,648	Ameriprise Financial, Inc.	612,792
78,565	Bank of America Corporation	1,048,057
12,000	BlackRock, Inc.	2,286,960
148,050	Chubb Corporation	8,829,702
282,810	Citigroup, Inc.[a]	1,337,691
32,800	Comerica, Inc.	1,385,472
40,731	Duke Realty Corporation	507,508
15,200	Endurance Specialty Holdings, Ltd.	700,264
35,106	Equity One, Inc.	638,227
51,907	Fifth Third Bancorp	761,995
16,170	Goldman Sachs Group, Inc.	2,719,147
11,260	Hanover Insurance Group, Inc.	526,067
36,072	HCC Insurance Holdings, Inc.	1,043,924
17,800	Healthcare Realty Trust, Inc.	376,826
47,295	Host Hotels & Resorts, Inc.	845,162
4,480	IntercontinentalExchange, Inc.[a]	533,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (15.2%)	Value
Financials (2.2%) - continued
31,900	iShares Russell 2000 Index Fund	$2,495,537
104,750	Itau Unibanco Holding SA ADR	2,515,047
34,949	J.P. Morgan Chase & Company	1,482,537
64,700	LaSalle Hotel Properties	1,708,080
14,350	Lazard, Ltd.	566,682
12,600	M&T Bank Corporation	1,096,830
13,860	MetLife, Inc.	615,938
22,474	Morgan Stanley	611,518
34,950	Northern Trust Corporation	1,936,580
193,891	Ocwen Financial Corporation[a]	1,849,720
44,700	People’s United Financial, Inc.	626,247
11,878	Potlatch Corporation	386,629
30,102	Principal Financial Group, Inc.	980,121
44,040	SVB Financial Group[a]	2,336,322
92,455	Texas Capital Bancshares, Inc.[a]	1,966,518
79,650	U.S. Bancorp	2,148,161
3,300	Unum Group	79,926
34,596	W.R. Berkley Corporation	947,238
11,570	Wells Fargo & Company	358,554
104,100	Zions Bancorporation	2,522,343

	Total Financials	54,016,355

Health Care (2.2%)
10,320	Abbott Laboratories	494,431
48,450	Aetna, Inc.	1,478,210
7,800	Alexion Pharmaceuticals, Inc.[a]	628,290
89,900	Align Technology, Inc.[a]	1,756,646
33,650	Allergan, Inc.	2,310,746
17,777	C.R. Bard, Inc.	1,631,395
25,524	Celgene Corporation[a]	1,509,489
15,215	Community Health Systems, Inc.[a]	568,585
32,900	Covance, Inc.[a]	1,691,389
29,832	Coventry Health Care, Inc.[a]	787,565
20,520	Covidien, Ltd.	936,943
220,100	Eli Lilly and Company	7,712,304
30,650	Hospira, Inc.[a]	1,706,899
129,670	Johnson & Johnson	8,020,089
36,400	LifePoint Hospitals, Inc.[a]	1,337,700
20,600	Novartis AG ADR	1,214,370
25,500	Omnicare, Inc.	647,445
70,400	PSS World Medical, Inc.[a]	1,591,040
10,400	Quest Diagnostics, Inc.	561,288
30,200	Salix Pharmaceuticals, Ltd.[a]	1,418,192
60,500	Teva Pharmaceutical Industries, Ltd. ADR	3,153,865
39,797	Thermo Fisher Scientific, Inc.[a]	2,203,162
25,300	United Therapeutics Corporation[a]	1,599,466
245,685	UnitedHealth Group, Inc.	8,871,685
7,954	Varian Medical Systems, Inc.[a]	551,053
12,430	Vertex Pharmaceuticals, Inc.[a]	435,423
6,900	Waters Corporation[a]	536,199
10,700	Zimmer Holdings, Inc.[a]	574,376

	Total Health Care	55,928,245

Industrials (1.3%)
8,044	3M Company	694,197
8,150	Boeing Company	531,869
27,560	Caterpillar, Inc.	2,581,270
8,728	CSX Corporation	563,916
93,650	Delta Air Lines, Inc.[a]	1,179,990
17,790	Emerson Electric Company	1,017,054
5,660	Fluor Corporation	375,031
61,900	FTI Consulting, Inc.[a]	2,307,632
68,160	General Electric Company	1,246,646
13,482	Honeywell International, Inc.	716,703
85,400	Knight Transportation, Inc.	1,622,600
241,688	Manitowoc Company, Inc.	3,168,530
10,200	Manpower, Inc.	640,152
14,860	Norfolk Southern Corporation	933,505
99,966	Oshkosh Corporation[a]	3,522,802
9,207	Parker Hannifin Corporation	794,564
18,000	Republic Services, Inc.	537,480
79,400	Shaw Group, Inc.[a]	2,717,862
21,000	Siemens AG ADR	2,609,250
9,967	SPX Corporation	712,541
40,070	Teledyne Technologies, Inc.[a]	1,761,878
14,220	Textron, Inc.	336,161
16,300	Tyco International, Ltd.	675,472
8,697	United Technologies Corporation	684,628
21,693	Werner Enterprises, Inc.	490,262
11,680	WESCO International, Inc.[a]	616,704

	Total Industrials	33,038,699

Information Technology (4.1%)
170,100	Accenture plc	8,248,149
39,400	ADTRAN, Inc.	1,426,674
11,900	Alliance Data Systems Corporation[a]	845,257
22,955	Apple, Inc.[a]	7,404,365
32,100	ASML Holding NV	1,230,714
158,340	Atmel Corporation[a]	1,950,749
9,200	Broadcom Corporation	400,660
25,000	Cognizant Technology Solutions Corporation[a]	1,832,250
49,705	CommVault Systems, Inc.[a]	1,422,557
78,986	Compuware Corporation[a]	921,767
21,198	eBay, Inc.[a]	589,940
145,610	EMC Corporation[a]	3,334,469
7,258	Google, Inc.[a]	4,311,034
74,500	GSI Commerce, Inc.[a]	1,728,400
199,350	Hewlett-Packard Company	8,392,635
36,900	Informatica Corporation[a]	1,624,707
60,041	International Business Machines Corporation	8,811,617
17,627	Juniper Networks, Inc.[a]	650,789
11,900	Lam Research Corporation[a]	616,182
113,000	Marvell Technology Group, Ltd.[a]	2,096,150
443,240	Microsoft Corporation	12,375,261
97,869	Monster Worldwide, Inc.[a]	2,312,644
304,050	Oracle Corporation	9,516,765
54,081	Plantronics, Inc.	2,012,895
56,400	Plexus Corporation[a]	1,745,016
62,350	QUALCOMM, Inc.	3,085,702
265,105	Teradyne, Inc.[a]	3,722,074
119,243	TIBCO Software, Inc.[a]	2,350,280
26,151	Tyco Electronics, Ltd.	925,745
45,800	ValueClick, Inc.[a]	734,174
20,100	VeriFone Systems, Inc.[a]	775,056
28,550	Visa, Inc.	2,009,349
12,450	VMware, Inc.[a]	1,106,930
116,970	Xerox Corporation	1,347,494
46,144	Xilinx, Inc.	1,337,253

	Total Information Technology	103,195,703

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (15.2%)	Value
Materials (0.4%)
13,733	Albemarle Corporation	$766,027
10,770	Allegheny Technologies, Inc.	594,288
46,234	E.I. du Pont de Nemours and Company	2,306,152
62,450	International Paper Company	1,701,138
19,910	Silgan Holdings, Inc.	712,977
43,320	Steel Dynamics, Inc.	792,756
28,500	Teck Resources, Ltd.	1,762,155
32,600	Temple-Inland, Inc.	692,424

	Total Materials	9,327,917

Telecommunications Services (0.2%)
437,400	Alcatel-Lucent ADR[a]	1,294,704
29,120	AT&T, Inc.	855,546
35,070	NII Holdings, Inc.[a]	1,566,226
14,760	Telephone & Data Systems, Inc.	539,478
43,870	Verizon Communications, Inc.	1,569,668

	Total Telecommunications Services	5,825,622

Utilities (0.3%)
12,761	Alliant Energy Corporation	469,222
45,930	American Electric Power Company, Inc.	1,652,561
32,800	CMS Energy Corporation	610,080
15,130	Duke Energy Corporation	269,465
44,369	NV Energy, Inc.	623,385
23,306	Portland General Electric Company	505,740
41,878	Southwest Gas Corporation	1,535,666
70,134	UGI Corporation	2,214,832
11,750	Xcel Energy, Inc.	276,713

	Total Utilities	8,157,664

	Total Common Stock (cost $337,379,659)	381,487,053

Principal Amount	Long-Term Fixed Income (6.6%)
Asset-Backed Securities (0.4%)
	GSAMP Trust
1,816,396	0.441%, 2/25/2036[b]	1,576,094
	J.P. Morgan Mortgage Acquisition Corporation
3,800,000	5.461%, 10/25/2036	3,013,807
	Morgan Stanley Capital, Inc.
1,742,253	0.411%, 2/25/2037[b]	1,174,223
	Renaissance Home Equity Loan Trust
1,807,602	5.746%, 5/25/2036	1,391,036
2,800,000	6.011%, 5/25/2036	1,871,248
1,330,306	5.580%, 11/25/2036	1,065,348

	Total Asset-Backed Securities	10,091,756

Basic Materials (0.2%)
	ArcelorMittal
1,350,000	7.000%, 10/15/2039	1,401,007
	CONSOL Energy, Inc.
510,000	8.000%, 4/1/2017[c]	543,150
	FMG Finance, Pty., Ltd.
540,000	7.000%, 11/1/2015[c]	553,500
	Georgia-Pacific, LLC
$490,000	8.000%, 1/15/2024	559,825
	Lyondell Chemical Company
490,000	11.000%, 5/1/2018	554,925
	Novelis, Inc.
540,000	8.375%, 12/15/2017[c]	558,900
	Rohm & Haas Company
1,350,000	7.850%, 7/15/2029	1,568,692

	Total Basic Materials	5,739,999

Capital Goods (0.1%)
	Abengoa Finance SAU
540,000	8.875%, 11/1/2017[c]	499,500
	Associated Materials, LLC
540,000	9.125%, 11/1/2017[c]	564,300
	Case New Holland, Inc.
550,000	7.875%, 12/1/2017[c]	600,875

	Total Capital Goods	1,664,675

Collateralized Mortgage Obligations (0.8%)
	Citigroup Mortgage Loan Trust, Inc.
817,186	5.500%, 11/25/2035	698,039
	CitiMortgage Alternative Loan Trust
2,788,342	5.750%, 4/25/2037	2,189,492
	Countrywide Alternative Loan Trust
535,482	6.000%, 1/25/2037	381,218
2,637,430	5.500%, 5/25/2037	2,036,708
2,296,852	7.000%, 10/25/2037	1,521,097
	Countrywide Home Loans, Inc.
1,985,000	5.750%, 4/25/2037	1,799,106
	Deutsche Alt-A Securities, Inc.
644,485	5.500%, 10/25/2021	568,325
1,103,879	6.000%, 10/25/2021	909,785
	HomeBanc Mortgage Trust
1,923,641	5.942%, 4/25/2037	1,253,223
	J.P. Morgan Mortgage Trust
337,190	5.759%, 10/25/2036	306,027
	MASTR Alternative Loans Trust
627,680	6.500%, 7/25/2034	641,946
	Merrill Lynch Alternative Note Asset Trust
648,798	6.000%, 3/25/2037	541,158
	Sequoia Mortgage Trust
940,245	5.441%, 9/20/2046	332,316
	WaMu Mortgage Pass Through Certificates
703,013	5.867%, 9/25/2036	642,682
1,402,233	5.987%, 10/25/2036	1,296,418
5,325,118	5.493%, 11/25/2036	4,820,169

	Total Collateralized Mortgage Obligations	19,937,709

Commercial Mortgage-Backed Securities (1.0%)
	Banc of America Commercial Mortgage, Inc.
2,800,000	5.689%, 4/10/2049	2,925,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (6.6%)	Value
Commercial Mortgage-Backed Securities (1.0%) - continued
$3,675,000	5.658%, 6/10/2049	$3,771,825
	Bear Stearns Commercial Mortgage Securities, Inc.
1,710,000	5.331%, 2/11/2044	1,755,814
	Citigroup/Deutsche Bank Commercial Mortgage
3,900,000	5.322%, 12/11/2049	4,042,428
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	2,855,631
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
456,949	3.342%, 12/25/2019	463,981
	Government National Mortgage Association
461,080	2.164%, 3/16/2033	466,678
458,947	3.214%, 1/16/2040	474,807
	GS Mortgage Securities Corporation II
3,900,000	4.761%, 7/10/2039	4,022,160
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,350,000	5.814%, 6/12/2043	3,591,488

	Total Commercial Mortgage- Backed Securities	24,370,739

Communications Services (0.3%)
	CBS Corporation
675,000	5.900%, 10/15/2040	650,211
	Cincinnati Bell, Inc.
540,000	8.250%, 10/15/2017	534,600
	Clear Channel Worldwide Holdings, Inc.
590,000	9.250%, 12/15/2017	646,050
	Cox Communications, Inc.
1,350,000	6.950%, 6/1/2038[c]	1,501,754
	Frontier Communications Corporation
635,000	8.250%, 4/15/2017	696,913
	Intelsat Jackson Holdings, Ltd.
605,000	8.500%, 11/1/2019[c]	657,938
	Viacom, Inc.
675,000	7.875%, 7/30/2030	796,962
	Virgin Media Finance plc
480,000	9.500%, 8/15/2016	542,400
	Wind Acquisition Finance SA
537,000	7.250%, 2/15/2018[c]	546,397

	Total Communications Services	6,573,225

Consumer Cyclical (0.3%)
	Goodyear Tire & Rubber Company
580,000	8.250%, 8/15/2020	600,300
	Home Depot, Inc.
1,350,000	5.875%, 12/16/2036	1,404,201
	Macy’s Retail Holdings, Inc.
450,000	8.375%, 7/15/2015	526,500
	MGM Resorts International
450,000	11.125%, 11/15/2017	517,500
	Rite Aid Corporation
540,000	7.500%, 3/1/2017	519,075
	Starwood Hotels & Resorts Worldwide, Inc.
540,000	6.750%, 5/15/2018	591,300
	Toys R Us Property Company I, LLC
450,000	10.750%, 7/15/2017	513,000
	Warner Music Group
540,000	7.375%, 4/15/2014	518,400
	West Corporation
540,000	7.875%, 1/15/2019[c]	549,450
	Wyndham Worldwide Corporation
500,000	6.000%, 12/1/2016	523,217

	Total Consumer Cyclical	6,262,943

Consumer Non-Cyclical (0.3%)
	Altria Group, Inc.
1,350,000	9.950%, 11/10/2038	1,902,328
	Anheuser-Busch Companies, Inc.
675,000	6.450%, 9/1/2037	772,373
	Anheuser-Busch InBev Worldwide, Inc.
675,000	8.200%, 1/15/2039[c]	915,704
	HCA, Inc.
490,000	9.625%, 11/15/2016	524,912
	JBS USA, LLC/JBS USA Finance, Inc.
450,000	11.625%, 5/1/2014	526,500
	Kraft Foods, Inc.
675,000	6.500%, 11/1/2031	750,834
675,000	7.000%, 8/11/2037	790,228
	Mylan, Inc.
480,000	7.875%, 7/15/2020[c]	517,200
	UnitedHealth Group, Inc.
675,000	6.875%, 2/15/2038	785,844

	Total Consumer Non-Cyclical	7,485,923

Energy (0.2%)
	Denbury Resources, Inc.
540,000	9.750%, 3/1/2016	602,100
	Linn Energy, LLC
540,000	7.750%, 2/1/2021[c]	553,500
	Pioneer Natural Resources Company
605,000	7.500%, 1/15/2020	664,306
	Plains Exploration & Production Company
540,000	7.625%, 6/1/2018	568,350
	Sandridge Energy, Inc.
540,000	8.000%, 6/1/2018[c]	548,100
	Valero Energy Corporation
1,350,000	6.625%, 6/15/2037	1,371,105
	Weatherford International, Ltd.
1,345,000	6.750%, 9/15/2040	1,412,624

	Total Energy	5,720,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (6.6%)	Value
Financials (0.5%)
	Achmea Hypotheekbank NV
$465,000	3.200%, 11/3/2014[c]	$483,797
	Ally Financial, Inc.
540,000	8.300%, 2/12/2015	594,000
	Bank of Nova Scotia
450,000	1.450%, 7/26/2013[c]	450,055
	Canadian Imperial Bank of Commerce
465,000	2.600%, 7/2/2015[c]	467,535
	CIT Group, Inc.
631,685	7.000%, 5/1/2017	633,264
	Compagnie de Financement Foncier
450,000	2.125%, 4/22/2013[c]	453,829
	Dexia Credit Local SA
450,000	2.750%, 4/29/2014[c]	456,495
	General Electric Capital Corporation
1,350,000	6.750%, 3/15/2032	1,528,359
	Icahn Enterprises, LP
630,000	8.000%, 1/15/2018	630,000
	International Bank for Reconstruction & Development
465,000	2.375%, 5/26/2015	475,891
	Morgan Stanley Dean Witter & Company
1,350,000	7.250%, 4/1/2032	1,545,603
	Prudential Financial, Inc.
1,350,000	6.200%, 11/15/2040	1,428,099
	Royal Bank of Canada
400,000	3.125%, 4/14/2015[c]	409,724
	Toronto-Dominion Bank
465,000	2.200%, 7/29/2015[c]	457,410
	UnitedHealth Group, Inc.
675,000	5.700%, 10/15/2040	672,072
	XL Capital, Ltd.
1,350,000	6.250%, 5/15/2027	1,329,515

	Total Financials	12,015,648

Foreign Government (<0.1%)
	Kommunalbanken AS
450,000	2.750%, 5/5/2015[c]	460,150
	Kreditanstalt fuer Wiederaufbau
205,000	1.250%, 6/15/2012	206,742

	Total Foreign Government	666,892

Mortgage-Backed Securities (0.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,800,000	6.000%, 1/1/2041[d]	1,949,625
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
900,000	3.500%, 1/1/2026[d]	906,187
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
1,800,000	4.500%, 1/1/2041[d]	1,847,531

	Total Mortgage-Backed Securities	4,703,343

Technology (0.1%)
	Freescale Semiconductor, Inc.
510,000	9.250%, 4/15/2018[c]	561,000
	NXP BV/NXP Funding, LLC
440,000	9.750%, 8/1/2018[c]	495,000
	Seagate HDD Cayman
540,000	7.750%, 12/15/2018[c]	546,750

	Total Technology	1,602,750

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
550,000	8.250%, 1/15/2019[c]	555,500
	Delta Air Lines, Inc.
540,000	9.500%, 9/15/2014[c]	587,925

	Total Transportation	1,143,425

U.S. Government and Agencies (2.1%)
	FDIC Structured Sale Guaranteed Notes
185,000	Zero Coupon, 1/7/2012[c]	183,448
185,000	Zero Coupon, 1/7/2014[c]	175,665
	Federal Agricultural Mortgage Corporation
465,000	2.125%, 9/15/2015	467,006
	Federal Home Loan Banks
1,870,000	5.375%, 5/18/2016	2,145,372
2,750,000	5.000%, 11/17/2017	3,117,801
	Federal Home Loan Mortgage Corporation
920,000	2.500%, 1/7/2014	956,823
1,400,000	4.875%, 6/13/2018	1,565,672
660,000	3.750%, 3/27/2019	683,212
	Federal National Mortgage Association
2,830,000	0.375%, 12/28/2012	2,812,038
1,725,000	2.000%, 4/15/2013	1,731,795
735,000	4.375%, 10/15/2015	809,047
505,000	6.250%, 5/15/2029	619,565
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	412,314
	U.S. Treasury Bonds
755,000	4.625%, 2/15/2040	790,863
	U.S. Treasury Bonds, TIPS
131,542	2.125%, 2/15/2040	139,229
	U.S. Treasury Notes
800,000	1.125%, 6/15/2013	806,560
3,515,000	1.750%, 1/31/2014	3,588,597
9,000,000	2.500%, 4/30/2015	9,304,452
1,035,000	1.250%, 10/31/2015	1,001,685
1,390,000	2.625%, 2/29/2016	1,426,596
3,350,000	3.250%, 3/31/2017	3,498,656
2,900,000	3.625%, 2/15/2020	3,009,655
5,310,000	3.500%, 5/15/2020	5,439,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (6.6%)	Value
U.S. Government and Agencies (2.1%) - continued
$950,000	7.625%, 2/15/2025	$1,347,219
2,250,000	4.375%, 5/15/2040	2,260,890
	U.S. Treasury Notes, TIPS
603,523	3.375%, 1/15/2012	630,918
682,909	0.625%, 4/15/2013	703,556
793,026	2.000%, 1/15/2014	851,387
595,592	1.625%, 1/15/2015	635,097
536,055	2.500%, 7/15/2016	601,638
707,004	2.625%, 7/15/2017	804,604
556,248	1.375%, 1/15/2020	578,063
156,632	2.375%, 1/15/2025	174,302

	Total U.S. Government and Agencies	53,273,183

Utilities (0.1%)
	Energy Transfer Partners, LP
375,000	6.625%, 10/15/2036	395,331
675,000	7.500%, 7/1/2038	785,119
	NRG Energy, Inc.
530,000	7.375%, 2/1/2016	543,250

	Total Utilities	1,723,700

	Total Long-Term Fixed Income (cost $156,598,080)	162,975,995

	Short-Term Investments (3.9%)[e]
	AllianceBernstein, LP
5,595,000	0.170%, 1/3/2011	5,594,947
	Charta, LLC
11,760,000	0.150%, 1/3/2011	11,759,902
	Federal Home Loan Bank Discount Notes
4,000,000	0.050%, 1/7/2011[f]	3,999,967
10,000,000	0.095%, 1/14/2011[f]	9,999,657
30,480,000	0.060%, 1/19/2011[f]	30,479,085
5,000,000	0.070%, 1/21/2011[f]	4,999,805
	Federal Home Loan Mortgage Corporation Discount Notes
3,000,000	0.200%, 3/14/2011[f,g]	2,998,824
	Federal National Mortgage Association Discount Notes
5,000,000	0.050%, 1/5/2011[f]	4,999,972
	Merrill Lynch Repurchase Agreement
15,760,000	0.150%, 1/3/2011[h]	15,760,000
	U.S. Treasury Bills
2,000,000	0.118%, 2/24/2011[f,g]	1,999,654
5,000,000	0.100%, 3/10/2011[f,g]	4,999,056

	Total Short-Term Investments (at amortized cost)	97,590,869

	Total Investments (cost $2,538,623,398) 100.1%	$2,507,374,478

	Other Assets and Liabilities, Net (0.1%)	(1,820,165)

	Total Net Assets 100.0%	$2,505,554,313

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $15,854,551 or 0.6% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At December 31, 2010, $9,997,533 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	Repurchase agreement dated December 31, 2010, $15,760,197 maturing January 3, 2011, collateralized by $16,075,291 U.S. Treasury Notes, 2.625% due April 30, 2016.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$133,977,909
Gross unrealized depreciation	(165,076,162)

Net unrealized appreciation (depreciation)	$(31,098,253)

Cost for federal income tax purposes	$2,538,472,731

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,494,294,391	1,494,294,391	—	—
Fixed Income Mutual Funds	371,026,170	371,026,170	—	—
Common Stock
Consumer Discretionary	57,500,367	57,500,367	—	—
Consumer Staples	21,293,558	21,293,558	—	—
Energy	33,202,923	33,202,923	—	—
Financials	54,016,355	54,016,355	—	—
Health Care	55,928,245	55,928,245	—	—
Industrials	33,038,699	33,038,699	—	—
Information Technology	103,195,703	103,195,703	—	—
Materials	9,327,917	9,327,917	—	—
Telecommunications Services	5,825,622	5,825,622	—	—
Utilities	8,157,664	8,157,664	—	—
Long-Term Fixed Income
Asset-Backed Securities	10,091,756	—	10,091,756	—
Basic Materials	5,739,999	—	5,739,999	—
Capital Goods	1,664,675	—	1,664,675	—
Collateralized Mortgage Obligations	19,937,709	—	19,937,709	—
Commercial Mortgage-Backed
Securities	24,370,739	—	24,370,739	—
Communications Services	6,573,225	—	6,573,225	—
Consumer Cyclical	6,262,943	—	6,262,943	—
Consumer Non-Cyclical	7,485,923	—	7,485,923	—
Energy	5,720,085	—	5,720,085	—
Financials	12,015,648	—	12,015,648	—
Foreign Government	666,892	—	666,892	—
Mortgage-Backed Securities	4,703,343	—	4,703,343	—
Technology	1,602,750	—	1,602,750	—
Transportation	1,143,425	—	1,143,425	—
U.S. Government and Agencies	53,273,183	—	53,273,183	—
Utilities	1,723,700	—	1,723,700	—
Short-Term Investments	97,590,869	—	97,590,869	—

Total	$2,507,374,478	$2,246,807,614	$260,566,864	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,350,921	1,350,921	—	—

Total Asset Derivatives	$1,350,921	$1,350,921	$—	$—

Liability Derivatives
Futures Contracts	905,837	905,837	—	—

Total Liability Derivatives	$905,837	$905,837	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(638)	March 2011	($49,004,903)	($49,910,740)	($905,837)
S&P 400 Index Mini-Futures	(19)	March 2011	(1,724,654)	(1,720,070)	4,584
S&P 500 Index Futures	281	March 2011	86,676,913	88,023,250	1,346,337
Total Futures Contracts					$445,084

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,350,921
Total Equity Contracts		1,350,921

Total Asset Derivatives		$1,350,921

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	905,837
Total Equity Contracts		905,837

Total Liability Derivatives		$905,837

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	14,270,595
Total Equity Contracts		14,270,595
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,293,431)
Total Credit Contracts		(1,293,431)

Total		$12,977,164

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,978,867)
Total Equity Contracts		(2,978,867)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,508,131
Total Credit Contracts		1,508,131

Total		($1,470,736)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$128,362,497	5.9%	N/A	N/A	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	4
Credit Contracts	N/A	N/A	$6,199,675	0.3%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Real Estate Securities	$57,409,186	$3,875,133	$261,417	5,203,119	$75,400,485	$1,986,927
Partner Small Cap Growth	49,447,816	1,416,155	196,063	5,056,075	65,317,912	—
Partner Small Cap Value	54,192,601	2,002,478	3,196,063	3,429,481	65,377,232	586,324
Small Cap Stock	45,306,168	2,355,275	1,802,365	4,528,335	57,345,023	19,423
Mid Cap Growth II	51,063,329	6,494,222	196,063	6,726,855	66,948,352	—
Partner Mid Cap Value	66,785,383	2,490,867	3,261,417	6,145,106	82,249,173	602,661
Mid Cap Stock	142,761,304	5,390,132	10,504,730	14,064,899	172,344,241	718,428
Partner Worldwide Allocation	73,662,379	54,417,603	58,759	16,469,121	144,480,301	1,864,778
Partner International Stock	192,151,514	3,748,732	986,908	19,469,938	207,790,968	3,748,732
Large Cap Growth II	139,972,788	22,920,983	522,834	22,363,632	155,203,606	427,979
Large Cap Value	170,664,869	8,192,260	784,250	18,426,522	197,661,302	2,527,642
Large Cap Stock	168,883,667	5,034,654	6,483,784	21,655,536	184,085,048	1,297,291
Equity Income Plus	16,875,813	762,279	65,354	2,217,865	20,090,748	290,228
High Yield	109,725,904	17,521,690	29,989,589	21,485,397	103,387,730	9,052,839
Income	229,716,268	23,498,156	92,120,277	17,360,927	172,852,335	9,326,923
Limited Maturity Bond	81,682,750	18,770,660	7,229,467	9,669,979	94,786,105	2,876,638
Total Value and Income Earned	1,650,301,739				1,865,320,561	35,326,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Mutual Funds (75.8%)	Value
Equity Mutual Funds (43.5%)
6,860,853	Thrivent Real Estate Securities Portfolio	$99,423,361
4,491,902	Thrivent Partner Small Cap Growth Portfolio[a]	58,029,531
4,226,133	Thrivent Partner Small Cap Value Portfolio	80,564,038
3,596,908	Thrivent Small Cap Stock Portfolio	45,549,804
2,827,144	Thrivent Mid Cap Growth Portfolio IIa	28,136,866
5,840,733	Thrivent Partner Mid Cap Value Portfolio	78,175,286
11,618,400	Thrivent Mid Cap Stock Portfolio	142,366,059
23,788,143	Thrivent Partner Worldwide Allocation Portfolio	208,688,622
17,540,407	Thrivent Partner International Stock Portfolio	187,198,240
21,793,027	Thrivent Large Cap Growth Portfolio II	151,243,607
25,637,117	Thrivent Large Cap Value Portfolio	275,009,351
20,066,761	Thrivent Large Cap Stock Portfolio	170,579,507
2,922,765	Thrivent Equity Income Plus Portfolio	26,476,160

	Total Equity Mutual Funds	1,551,440,432

Fixed Income Mutual Funds (32.3%)
30,853,206	Thrivent High Yield Portfolio	148,465,627
49,625,465	Thrivent Income Portfolio	494,090,978
52,175,900	Thrivent Limited Maturity Bond Portfolio	511,433,385

	Total Fixed Income Mutual Funds	1,153,989,990

	Total Mutual Funds (cost $2,779,300,537)	2,705,430,422

	Common Stock (11.6%)
Consumer Discretionary (1.7%)
11,200	Amazon.com, Inc.[a]	2,016,000
14,580	Autoliv, Inc.	1,150,945
54,550	Carnival Corporation	2,515,301
78,899	Cooper Tire & Rubber Company	1,860,438
76,360	Dana Holding Corporation[a]	1,314,156
8,405	Dollar Tree, Inc.[a]	471,352
55,100	Expedia, Inc.	1,382,459
111,500	Foot Locker, Inc.	2,187,630
34,718	Kohl’s Corporation[a]	1,886,576
60,322	Macy’s, Inc.	1,526,147
146,000	MGM Resorts International[a]	2,168,100
2,500	Netflix, Inc.[a]	439,250
23,470	Omnicom Group, Inc.	1,074,926
7,791	Panera Bread Company[a]	788,527
183,100	Pier 1 Imports, Inc.[a]	1,922,550
29,300	Signet Jewelers, Ltd.[a]	1,271,620
287,850	Starbucks Corporation	9,248,620
156,970	Target Corporation	9,438,606
18,660	Time Warner Cable, Inc.	1,232,120
236,450	TJX Companies, Inc.	10,496,016
44,225	Walt Disney Company	1,658,880
32,900	Warnaco Group, Inc.[a]	1,811,803
67,900	Williams-Sonoma, Inc.	2,423,351
37,843	WMS Industries, Inc.[a]	1,712,017

	Total Consumer Discretionary	61,997,390

Consumer Staples (0.7%)
50,900	Avon Products, Inc.	1,479,154
101,300	Colgate-Palmolive Company	8,141,481
9,960	Diageo plc ADR	740,327
20,116	Flowers Foods, Inc.	541,322
28,300	Herbalife, Ltd.	1,934,871
75,722	Kraft Foods, Inc.	2,386,000
47,186	PepsiCo, Inc.	3,082,661
56,556	Philip Morris International, Inc.	3,310,223
14,161	TreeHouse Foods, Inc.[a]	723,485
35,860	Walgreen Company	1,397,106

	Total Consumer Staples	23,736,630

Energy (1.0%)
10,113	Alpha Natural Resources, Inc.[a]	607,083
14,520	Apache Corporation	1,731,220
72,200	Arch Coal, Inc.	2,531,332
66,190	Baker Hughes, Inc.	3,784,082
34,530	Chevron Corporation	3,150,862
85,000	Complete Production Services, Inc.[a]	2,511,750
21,680	ConocoPhillips	1,476,408
32,700	Dresser-Rand Group, Inc.[a]	1,392,693
28,010	ENSCO International plc ADR	1,495,174
71,229	Forest Oil Corporation[a]	2,704,565
270,700	International Coal Group, Inc.[a]	2,095,218
87,400	James River Coal Company[a]	2,213,842
14,183	National Oilwell Varco, Inc.	953,807
25,310	Occidental Petroleum Corporation	2,482,911
33,781	Schlumberger, Ltd.	2,820,713
59,250	Ultra Petroleum Corporation[a]	2,830,373
41,600	Weatherford International, Ltd.[a]	948,480
5,700	Whiting Petroleum Corporation[a]	667,983

	Total Energy	36,398,496

Financials (1.6%)
11,720	ACE, Ltd.	729,570
21,487	Affiliated Managers Group, Inc.[a]	2,131,940
12,988	Ameriprise Financial, Inc.	747,459
95,805	Bank of America Corporation	1,278,039
14,350	BlackRock, Inc.	2,734,823
158,190	Chubb Corporation	9,434,452
347,460	Citigroup, Inc.[a]	1,643,486
40,290	Comerica, Inc.	1,701,850
35,789	Duke Realty Corporation	445,931
13,200	Endurance Specialty Holdings, Ltd.	608,124
30,743	Equity One, Inc.	558,908
63,727	Fifth Third Bancorp	935,512
19,570	Goldman Sachs Group, Inc.	3,290,891
10,015	Hanover Insurance Group, Inc.	467,901
31,663	HCC Insurance Holdings, Inc.	916,327
16,397	Healthcare Realty Trust, Inc.	347,124
41,546	Host Hotels & Resorts, Inc.	742,427
3,908	IntercontinentalExchange, Inc.[a]	465,638
33,300	iShares Russell 2000 Index Fund	2,605,059
125,200	Itau Unibanco Holding SA ADR	3,006,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (11.6%)	Value
Financials (1.6%) - continued
42,929	J.P. Morgan Chase & Company	$1,821,048
67,100	LaSalle Hotel Properties	1,771,440
12,507	Lazard, Ltd.	493,901
11,000	M&T Bank Corporation	957,550
16,900	MetLife, Inc.	751,036
27,594	Morgan Stanley	750,833
36,530	Northern Trust Corporation	2,024,127
202,759	Ocwen Financial Corporation[a]	1,934,321
39,300	People’s United Financial, Inc.	550,593
11,400	Potlatch Corporation	371,070
36,972	Principal Financial Group, Inc.	1,203,808
47,090	SVB Financial Group[a]	2,498,125
96,600	Texas Capital Bancshares, Inc.[a]	2,054,682
95,250	U.S. Bancorp	2,568,893
4,100	Unum Group	99,302
30,134	W.R. Berkley Corporation	825,069
14,210	Wells Fargo & Company	440,368
104,000	Zions Bancorporation	2,519,920

	Total Financials	58,427,599

Health Care (1.7%)
12,680	Abbott Laboratories	607,499
57,950	Aetna, Inc.	1,768,055
6,900	Alexion Pharmaceuticals, Inc.[a]	555,795
94,300	Align Technology, Inc.[a]	1,842,622
40,250	Allergan, Inc.	2,763,968
18,981	C.R. Bard, Inc.	1,741,886
30,524	Celgene Corporation[a]	1,805,189
13,313	Community Health Systems, Inc.[a]	497,507
34,400	Covance, Inc.[a]	1,768,504
26,240	Coventry Health Care, Inc.[a]	692,736
25,200	Covidien, Ltd.	1,150,632
230,000	Eli Lilly and Company	8,059,200
36,700	Hospira, Inc.[a]	2,043,823
137,190	Johnson & Johnson	8,485,201
37,100	LifePoint Hospitals, Inc.[a]	1,363,425
25,310	Novartis AG ADR	1,492,024
22,300	Omnicare, Inc.	566,197
73,900	PSS World Medical, Inc.[a]	1,670,140
9,000	Quest Diagnostics, Inc.	485,730
32,400	Salix Pharmaceuticals, Ltd.[a]	1,521,504
72,200	Teva Pharmaceutical Industries, Ltd. ADR	3,763,786
47,697	Thermo Fisher Scientific, Inc.[a]	2,640,506
26,600	United Therapeutics Corporation[a]	1,681,652
265,515	UnitedHealth Group, Inc.	9,587,747
7,010	Varian Medical Systems, Inc.[a]	485,653
10,839	Vertex Pharmaceuticals, Inc.[a]	379,690
5,900	Waters Corporation[a]	458,489
13,140	Zimmer Holdings, Inc.[a]	705,355

	Total Health Care	60,584,515

Industrials (1.0%)
9,884	3M Company	852,989
10,010	Boeing Company	653,253
33,200	Caterpillar, Inc.	3,109,512
7,499	CSX Corporation	484,510
112,703	Delta Air Lines, Inc.[a]	1,420,058
21,860	Emerson Electric Company	1,249,736
6,960	Fluor Corporation	461,170
62,000	FTI Consulting, Inc.[a]	2,311,360
83,110	General Electric Company	1,520,082
16,542	Honeywell International, Inc.	879,373
89,600	Knight Transportation, Inc.	1,702,400
240,971	Manitowoc Company, Inc.	3,159,130
8,800	Manpower, Inc.	552,288
18,250	Norfolk Southern Corporation	1,146,465
98,558	Oshkosh Corporation[a]	3,473,184
7,931	Parker Hannifin Corporation	684,445
15,800	Republic Services, Inc.	471,788
77,500	Shaw Group, Inc.[a]	2,652,825
25,100	Siemens AG ADR	3,118,675
8,609	SPX Corporation	615,457
41,975	Teledyne Technologies, Inc.[a]	1,845,641
17,460	Textron, Inc.	412,754
14,300	Tyco International, Ltd.	592,592
10,677	United Technologies Corporation	840,494
18,844	Werner Enterprises, Inc.	425,874
14,240	WESCO International, Inc.[a]	751,872

	Total Industrials	35,387,927

Information Technology (3.2%)
177,800	Accenture plc	8,621,522
41,200	ADTRAN, Inc.	1,491,852
10,400	Alliance Data Systems Corporation[a]	738,712
27,405	Apple, Inc.[a]	8,839,757
38,400	ASML Holding NV	1,472,256
166,197	Atmel Corporation[a]	2,047,547
11,100	Broadcom Corporation	483,405
29,850	Cognizant Technology Solutions Corporation[a]	2,187,706
51,900	CommVault Systems, Inc.[a]	1,485,378
69,125	Compuware Corporation[a]	806,689
18,474	eBay, Inc.[a]	514,131
174,550	EMC Corporation[a]	3,997,195
8,708	Google, Inc.[a]	5,172,291
77,500	GSI Commerce, Inc.[a]	1,798,000
212,000	Hewlett-Packard Company	8,925,200
38,600	Informatica Corporation[a]	1,699,558
64,301	International Business Machines Corporation	9,436,815
15,624	Juniper Networks, Inc.[a]	576,838
10,500	Lam Research Corporation[a]	543,690
126,050	Marvell Technology Group, Ltd.[a]	2,338,228
490,070	Microsoft Corporation	13,682,754
102,700	Monster Worldwide, Inc.[a]	2,426,801
323,150	Oracle Corporation	10,114,595
56,700	Plantronics, Inc.	2,110,374
59,100	Plexus Corporation[a]	1,828,554
74,500	QUALCOMM, Inc.	3,687,005
257,205	Teradyne, Inc.[a]	3,611,158
118,100	TIBCO Software, Inc.[a]	2,327,751
32,121	Tyco Electronics, Ltd.	1,137,083
40,200	ValueClick, Inc.[a]	644,406
17,700	VeriFone Systems, Inc.[a]	682,512
34,050	Visa, Inc.	2,396,439
14,950	VMware, Inc.[a]	1,329,205
143,690	Xerox Corporation	1,655,309
47,598	Xilinx, Inc.	1,379,390

	Total Information Technology	112,190,106

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (11.6%)	Value
Materials (0.3%)
11,804	Albemarle Corporation	$658,427
13,230	Allegheny Technologies, Inc.	730,031
56,804	E.I. du Pont de Nemours and Company	2,833,384
74,650	International Paper Company	2,033,466
17,522	Silgan Holdings, Inc.	627,463
37,930	Steel Dynamics, Inc.	694,119
34,000	Teck Resources, Ltd.	2,102,220
28,600	Temple-Inland, Inc.	607,464

	Total Materials	10,286,574

Telecommunications Services (0.2%)
522,350	Alcatel-Lucent ADR[a]	1,546,156
35,770	AT&T, Inc.	1,050,923
42,000	NII Holdings, Inc.[a]	1,875,720
12,690	Telephone & Data Systems, Inc.	463,819
53,890	Verizon Communications, Inc.	1,928,184

	Total Telecommunications Services	6,864,802

Utilities (0.2%)
11,104	Alliant Energy Corporation	408,294
56,430	American Electric Power Company, Inc.	2,030,351
28,800	CMS Energy Corporation	535,680
18,580	Duke Energy Corporation	330,910
38,973	NV Energy, Inc.	547,571
20,380	Portland General Electric Company	442,246
43,738	Southwest Gas Corporation	1,603,873
69,542	UGI Corporation	2,196,136
14,440	Xcel Energy, Inc.	340,062

	Total Utilities	8,435,123

	Total Common Stock (cost $371,334,263)	414,309,162

Principal Amount	Long-Term Fixed Income (7.8%)
Asset-Backed Securities (0.5%)
	GSAMP Trust
4,995,089	0.441%, 2/25/2036[b]	4,334,258
	J.P. Morgan Mortgage Acquisition Corporation
5,300,000	5.461%, 10/25/2036	4,203,467
	Morgan Stanley Capital, Inc.
5,065,108	0.411%, 2/25/2037[b]	3,413,721
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036	4,343,970
3,990,918	5.580%, 11/25/2036	3,196,043

	Total Asset-Backed Securities	19,491,459

Basic Materials (0.3%)
	ArcelorMittal
3,500,000	7.000%, 10/15/2039	3,632,240
	CONSOL Energy, Inc.
700,000	8.000%, 4/1/2017[c]	745,500
	FMG Finance, Pty., Ltd.
740,000	7.000%, 11/1/2015[c]	758,500
	Georgia-Pacific, LLC
660,000	8.000%, 1/15/2024	754,050
	Lyondell Chemical Company
670,000	11.000%, 5/1/2018	758,775
	Novelis, Inc.
740,000	8.375%, 12/15/2017[c]	765,900
	Rohm & Haas Company
3,500,000	7.850%, 7/15/2029	4,066,979

	Total Basic Materials	11,481,944

Capital Goods (0.1%)
	Abengoa Finance SAU
740,000	8.875%, 11/1/2017[c]	684,500
	Associated Materials, LLC
740,000	9.125%, 11/1/2017[c]	773,300
	Case New Holland, Inc.
730,000	7.875%, 12/1/2017[c]	797,525

	Total Capital Goods	2,255,325

Collateralized Mortgage Obligations (1.4%)
	Citigroup Mortgage Loan Trust, Inc.
1,906,767	5.500%, 11/25/2035	1,628,757
	CitiMortgage Alternative Loan Trust
6,373,352	5.750%, 4/25/2037	5,004,554
	Countrywide Alternative Loan Trust
3,279,964	6.000%, 4/25/2036	2,691,381
1,249,457	6.000%, 1/25/2037	889,509
7,649,282	5.500%, 5/25/2037	5,907,020
6,654,115	7.000%, 10/25/2037	4,406,707
	Countrywide Home Loans, Inc.
4,466,249	5.750%, 4/25/2037	4,047,990
	Deutsche Alt-A Securities, Inc.
1,503,798	5.500%, 10/25/2021	1,326,091
2,538,224	6.000%, 10/25/2021	2,091,930
	GSR Mortgage Loan Trust
3,956,630	0.451%, 8/25/2046[b]	3,317,441
	HomeBanc Mortgage Trust
1,507,719	5.942%, 4/25/2037	982,256
	J.P. Morgan Mortgage Trust
2,993,412	5.595%, 6/25/2036	2,715,920
786,777	5.759%, 10/25/2036	714,064
	MASTR Alternative Loans Trust
1,457,838	6.500%, 7/25/2034	1,490,971
	Merrill Lynch Alternative Note Asset Trust
1,513,863	6.000%, 3/25/2037	1,262,702
	Sequoia Mortgage Trust
2,374,117	5.441%, 9/20/2046	839,096
	WaMu Mortgage Pass Through Certificates
984,218	5.867%, 9/25/2036	899,754
3,491,275	5.987%, 10/25/2036	3,227,816
5,325,118	5.493%, 11/25/2036	4,820,169

	Total Collateralized Mortgage Obligations	48,264,128

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (7.8%)	Value
Commercial Mortgage-Backed Securities (1.0%)
	Banc of America Commercial Mortgage, Inc.
$7,200,000	5.689%, 4/10/2049	$7,523,813
4,975,000	5.658%, 6/10/2049	5,106,076
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,593,772
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,109,560
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	7,343,050
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
599,439	3.342%, 12/25/2019	608,663
	Government National Mortgage Association
604,857	2.164%, 3/16/2033	612,201
602,060	3.214%, 1/16/2040	622,865
	GS Mortgage Securities Corporation II
5,300,000	4.761%, 7/10/2039	5,466,012
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,700,000	5.814%, 6/12/2043	3,966,718

	Total Commercial Mortgage-Backed Securities	37,952,730

Communications Services (0.3%)
	CBS Corporation
1,750,000	5.900%, 10/15/2040	1,685,733
	Cincinnati Bell, Inc.
740,000	8.250%, 10/15/2017	732,600
	Clear Channel Worldwide Holdings, Inc.
750,000	9.250%, 12/15/2017	821,250
	Cox Communications, Inc.
3,500,000	6.950%, 6/1/2038[c]	3,893,435
	Frontier Communications Corporation
765,000	8.250%, 4/15/2017	839,588
	Intelsat Jackson Holdings, Ltd.
730,000	8.500%, 11/1/2019[c]	793,875
	Viacom, Inc.
1,750,000	7.875%, 7/30/2030	2,066,199
	Virgin Media Finance plc
670,000	9.500%, 8/15/2016	757,100
	Wind Acquisition Finance SA
737,000	7.250%, 2/15/2018[c]	749,897

	Total Communications Services	12,339,677

Consumer Cyclical (0.3%)
	Goodyear Tire & Rubber Company
730,000	8.250%, 8/15/2020	755,550
	Home Depot, Inc.
3,500,000	5.875%, 12/16/2036	3,640,522
	Macy’s Retail Holdings, Inc.
630,000	8.375%, 7/15/2015	737,100
	MGM Resorts International
630,000	11.125%, 11/15/2017	724,500
	Rite Aid Corporation
740,000	7.500%, 3/1/2017	711,325
	Starwood Hotels & Resorts Worldwide, Inc.
740,000	6.750%, 5/15/2018	810,300
	Toys R Us Property Company I, LLC
620,000	10.750%, 7/15/2017	706,800
	Warner Music Group
740,000	7.375%, 4/15/2014	710,400
	West Corporation
740,000	7.875%, 1/15/2019[c]	752,950
	Wyndham Worldwide Corporation
690,000	6.000%, 12/1/2016	722,040

	Total Consumer Cyclical	10,271,487

Consumer Non-Cyclical (0.5%)
	Altria Group, Inc.
3,500,000	9.950%, 11/10/2038	4,931,962
	Anheuser-Busch Companies, Inc.
1,750,000	6.450%, 9/1/2037	2,002,448
	Anheuser-Busch InBev Worldwide, Inc.
1,750,000	8.200%, 1/15/2039[c]	2,374,047
	HCA, Inc.
660,000	9.625%, 11/15/2016	707,025
	JBS USA, LLC/JBS USA Finance, Inc.
620,000	11.625%, 5/1/2014	725,400
	Kraft Foods, Inc.
1,750,000	6.500%, 11/1/2031	1,946,607
1,750,000	7.000%, 8/11/2037	2,048,739
	Mylan, Inc.
670,000	7.875%, 7/15/2020[c]	721,925
	UnitedHealth Group, Inc.
1,750,000	6.875%, 2/15/2038	2,037,373

	Total Consumer Non-Cyclical	17,495,526

Energy (0.3%)
	Denbury Resources, Inc.
740,000	9.750%, 3/1/2016	825,100
	Linn Energy, LLC
730,000	7.750%, 2/1/2021[c]	748,250
	Pioneer Natural Resources Company
735,000	7.500%, 1/15/2020	807,050
	Plains Exploration & Production Company
730,000	7.625%, 6/1/2018	768,325
	Sandridge Energy, Inc.
740,000	8.000%, 6/1/2018[c]	751,100
	Valero Energy Corporation
3,500,000	6.625%, 6/15/2037	3,554,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (7.8%)	Value
Energy (0.3%) - continued
	Weatherford International, Ltd.
$3,500,000	6.750%, 9/15/2040	$3,675,973

	Total Energy	11,130,513

Financials (0.7%)
	Achmea Hypotheekbank NV
610,000	3.200%, 11/3/2014[c]	634,659
	Ally Financial, Inc.
730,000	8.300%, 2/12/2015	803,000
	Bank of Nova Scotia
600,000	1.450%, 7/26/2013[c]	600,073
	Canadian Imperial Bank of Commerce
610,000	2.600%, 7/2/2015[c]	613,325
	CIT Group, Inc.
766,555	7.000%, 5/1/2017	768,471
	Compagnie de Financement Foncier
600,000	2.125%, 4/22/2013[c]	605,105
	Dexia Credit Local SA
600,000	2.750%, 4/29/2014[c]	608,660
	General Electric Capital Corporation
3,500,000	6.750%, 3/15/2032	3,962,413
	Icahn Enterprises, LP
770,000	8.000%, 1/15/2018	770,000
	International Bank for Reconstruction & Development
600,000	2.375%, 5/26/2015	614,053
	Morgan Stanley Dean Witter & Company
3,500,000	7.250%, 4/1/2032	4,007,119
	Prudential Financial, Inc.
3,500,000	6.200%, 11/15/2040	3,702,479
	Royal Bank of Canada
550,000	3.125%, 4/14/2015[c]	563,370
	Toronto-Dominion Bank
610,000	2.200%, 7/29/2015[c]	600,044
	UnitedHealth Group, Inc.
1,750,000	5.700%, 10/15/2040	1,742,410
	XL Capital, Ltd.
3,500,000	6.250%, 5/15/2027	3,446,891

	Total Financials	24,042,072

Foreign Government (<0.1%)
	Kommunalbanken AS
600,000	2.750%, 5/5/2015[c]	613,534
	Kreditanstalt fuer Wiederaufbau
295,000	1.250%, 6/15/2012	297,506

	Total Foreign Government	911,040

Mortgage-Backed Securities (0.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,400,000	6.000%, 1/1/2041[d]	2,599,500
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,200,000	3.500%, 1/1/2026[d]	1,208,250
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,400,000	4.500%, 1/1/2041[d]	2,463,374

	Total Mortgage-Backed Securities	6,271,124

Technology (0.1%)
	Freescale Semiconductor, Inc.
700,000	9.250%, 4/15/2018[c]	770,000
	NXP BV/NXP Funding, LLC
600,000	9.750%, 8/1/2018[c]	675,000
	Seagate HDD Cayman
710,000	7.750%, 12/15/2018[c]	718,875

	Total Technology	2,163,875

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
730,000	8.250%, 1/15/2019[c]	737,300
	Delta Air Lines, Inc.
740,000	9.500%, 9/15/2014[c]	805,675

	Total Transportation	1,542,975

U.S. Government and Agencies (2.0%)
	FDIC Structured Sale Guaranteed Notes
240,000	Zero Coupon, 1/7/2012[c]	237,986
240,000	Zero Coupon, 1/7/2014[c]	227,890
	Federal Agricultural Mortgage Corporation
600,000	2.125%, 9/15/2015	602,589
	Federal Home Loan Banks
2,400,000	5.375%, 5/18/2016	2,753,419
3,500,000	5.000%, 11/17/2017	3,968,111
	Federal Home Loan Mortgage Corporation
1,200,000	2.500%, 1/7/2014	1,248,030
1,675,000	4.875%, 6/13/2018	1,873,214
850,000	3.750%, 3/27/2019	879,894
	Federal National Mortgage Association
3,640,000	0.375%, 12/28/2012	3,616,897
2,250,000	2.000%, 4/15/2013	2,258,863
910,000	4.375%, 10/15/2015	1,001,677
680,000	6.250%, 5/15/2029	834,266
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	549,752
	U.S. Treasury Bonds
1,020,000	4.625%, 2/15/2040	1,068,450
	U.S. Treasury Bonds, TIPS
177,075	2.125%, 2/15/2040	187,423
	U.S. Treasury Notes
915,000	1.125%, 6/15/2013	922,503
4,665,000	1.750%, 1/31/2014	4,762,676
12,950,000	2.500%, 4/30/2015	13,388,073
1,225,000	1.250%, 10/31/2015	1,185,570
1,785,000	2.625%, 2/29/2016	1,831,996
4,350,000	3.250%, 3/31/2017	4,543,031
3,700,000	3.625%, 2/15/2020	3,839,904
7,535,000	3.500%, 5/15/2020	7,718,703
1,250,000	7.625%, 2/15/2025	1,772,656

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (7.8%)	Value
U.S. Government and Agencies (2.0%) - continued
$2,975,000	4.375%, 5/15/2040	$2,989,399
	U.S. Treasury Notes, TIPS
763,642	3.375%, 1/15/2012	798,304
895,024	0.625%, 4/15/2013	922,084
988,323	2.000%, 1/15/2014	1,061,057
801,759	1.625%, 1/15/2015	854,938
703,911	2.500%, 7/15/2016	790,030
912,774	2.625%, 7/15/2017	1,038,780
733,236	1.375%, 1/15/2020	761,993
197,241	2.375%, 1/15/2025	219,492

	Total U.S. Government and Agencies	70,709,650

Utilities (0.1%)
	Energy Transfer Partners, LP
968,000	6.625%, 10/15/2036	1,020,481
1,750,000	7.500%, 7/1/2038	2,035,493
	NRG Energy, Inc.
740,000	7.375%, 2/1/2016	758,500

	Total Utilities	3,814,474

	Total Long-Term Fixed Income (cost $269,624,396)	280,137,999

	Short-Term Investments (4.9%)[e]
	Federal Home Loan Bank Discount Notes
4,000,000	0.050%, 1/7/2011[f]	3,999,967
14,755,000	0.050%, 1/10/2011[f]	14,754,816
45,000,000	0.095%, 1/14/2011[f]	44,998,456
20,000,000	0.060%, 1/19/2011[f]	19,999,400
13,325,000	0.070%, 1/21/2011[f]	13,324,482
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.090%, 1/10/2011[f]	4,999,888
4,000,000	0.200%, 3/14/2011[f,g]	3,998,432
	Federal National Mortgage Association Discount Notes
4,000,000	0.050%, 1/5/2011[f]	3,999,978
9,310,000	0.090%, 2/1/2011[f]	9,309,278
	Merrill Lynch Repurchase Agreement
44,660,000	0.150%, 1/3/2011[h]	44,660,000
	U.S. Treasury Bills
1,400,000	0.118%, 2/24/2011[f,g]	1,399,757
7,600,000	0.100%, 3/10/2011[f,g]	7,598,564

	Total Short-Term Investments (at amortized cost)	173,043,018

	Total Investments (cost $3,593,302,214) 100.1%	$3,572,920,601

	Other Assets and Liabilities, Net (0.1%)	(3,551,315)

	Total Net Assets 100.0%	$3,569,369,286

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $24,322,200 or 0.7% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At December 31, 2010, $12,996,753 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	Repurchase agreement dated December 31, 2010, $44,660,558 maturing January 3, 2011, collateralized by $16,274,180 U.S. Treasury Notes, 2.625% due April 30, 2016 and $29,279,195 U.S. Treasury Notes, 1.125% due June 15, 2013.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

TIPS -	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$135,228,233
Gross unrealized depreciation	(155,372,253)

Net unrealized appreciation (depreciation)	$(20,144,020)

Cost for federal income tax purposes	$3,593,064,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Moderate Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,551,440,432	1,551,440,432	—	—
Fixed Income Mutual Funds	1,153,989,990	1,153,989,990	—	—
Common Stock
Consumer Discretionary	61,997,390	61,997,390	—	—
Consumer Staples	23,736,630	23,736,630	—	—
Energy	36,398,496	36,398,496	—	—
Financials	58,427,599	58,427,599	—	—
Health Care	60,584,515	60,584,515	—	—
Industrials	35,387,927	35,387,927	—	—
Information Technology	112,190,106	112,190,106	—	—
Materials	10,286,574	10,286,574	—	—
Telecommunications Services	6,864,802	6,864,802	—	—
Utilities	8,435,123	8,435,123	—	—
Long-Term Fixed Income
Asset-Backed Securities	19,491,459	—	19,491,459	—
Basic Materials	11,481,944	—	11,481,944	—
Capital Goods	2,255,325	—	2,255,325	—
Collateralized Mortgage Obligations	48,264,128	—	48,264,128	—
Commercial Mortgage-Backed Securities	37,952,730	—	37,952,730	—
Communications Services	12,339,677	—	12,339,677	—
Consumer Cyclical	10,271,487	—	10,271,487	—
Consumer Non-Cyclical	17,495,526	—	17,495,526	—
Energy	11,130,513	—	11,130,513	—
Financials	24,042,072	—	24,042,072	—
Foreign Government	911,040	—	911,040	—
Mortgage-Backed Securities	6,271,124	—	6,271,124	—
Technology	2,163,875	—	2,163,875	—
Transportation	1,542,975	—	1,542,975	—
U.S. Government and Agencies	70,709,650	—	70,709,650	—
Utilities	3,814,474	—	3,814,474	—
Short-Term Investments	173,043,018	—	173,043,018	—

Total	$3,572,920,601	$3,119,739,584	$453,181,017	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,163,690	2,163,690	—	—

Total Asset Derivatives	$2,163,690	$2,163,690	$—	$—

Liability Derivatives
Futures Contracts	586,904	586,904	—	—

Total Liability Derivatives	$586,904	$586,904	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(326)	March 2011	($24,916,076)	($25,502,980)	($586,904)
S&P 400 Index Mini-Futures	266	March 2011	23,604,175	24,080,980	476,805
S&P 500 Index Futures	269	March 2011	82,577,364	84,264,249	1,686,885
Total Futures Contracts					$1,576,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,163,690
Total Equity Contracts		2,163,690
Total Asset Derivatives		$2,163,690
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	586,904
Total Equity Contracts		586,904
Total Liability Derivatives		$586,904

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	34,528,428
Total Return Swaps	Net realized gains/(losses) on Swap agreements	(28,894)
Total Equity Contracts		34,499,534
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,606,862)
Total Credit Contracts		(1,606,862)
Total		$32,892,672

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,106,061)
Total Equity Contracts		(3,106,061)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,870,736
Total Credit Contracts		1,870,736

Total		($1,235,325)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$172,632,817	5.7%	$253,462	<0.1%	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	6
Credit Contracts	N/A	N/A	7,646,266	0.3%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Real Estate Securities	$74,232,873	$6,248,016	$30,521	6,860,853	$99,423,361	$2,619,969
Partner Small Cap Growth	43,206,268	1,814,023	15,261	4,491,902	58,029,531	—
Partner Small Cap Value	68,298,602	3,449,697	7,022,891	4,226,133	80,564,038	728,662
Small Cap Stock	35,697,044	2,660,484	1,946,912	3,596,908	45,549,804	15,428
Mid Cap Growth II	21,070,311	3,041,207	7,630	2,827,144	28,136,866	—
Partner Mid Cap Value	59,064,656	4,191,949	30,521	5,840,733	78,175,286	563,902
Mid Cap Stock	109,944,779	5,883,575	1,893,825	11,618,400	142,366,059	593,462
Partner Worldwide Allocation	84,392,265	106,675,132	64,409	23,788,143	208,688,622	2,690,992
Partner International Stock	172,123,931	3,377,221	27,155	17,540,407	187,198,240	3,377,221
Large Cap Growth II	139,164,862	23,946,212	4,893,825	21,793,027	151,243,607	417,059
Large Cap Value	234,271,133	13,493,877	83,933	25,637,117	275,009,351	3,516,748
Large Cap Stock	154,405,740	5,610,541	4,911,521	20,066,761	170,579,507	1,202,114
Equity Income Plus	21,869,980	1,289,482	7,630	2,922,765	26,476,160	382,470
High Yield	132,591,457	38,832,534	31,099,414	30,853,206	148,465,627	12,071,001
Income	445,825,251	85,713,242	64,287,126	49,625,465	494,090,978	23,215,281
Limited Maturity Bond	423,125,775	83,645,183	3,604,468	52,175,900	511,433,385	15,157,324
Total Value and Income Earned	2,219,284,927				2,705,430,422	66,551,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Mutual Funds (72.1%)	Value
Equity Mutual Funds (25.1%)
1,980,178	Thrivent Real Estate Securities Portfolio	$28,695,550
1,262,322	Thrivent Partner Small Cap Value Portfolio	24,064,028
1,614,844	Thrivent Small Cap Stock Portfolio	20,449,739
2,128,673	Thrivent Partner Mid Cap Value Portfolio	28,491,230
2,925,908	Thrivent Mid Cap Stock Portfolio	35,852,618
8,156,721	Thrivent Partner Worldwide Allocation Portfolio	71,557,285
3,792,553	Thrivent Partner International Stock Portfolio	40,475,646
5,342,525	Thrivent Large Cap Growth Portfolio II	37,077,121
7,460,702	Thrivent Large Cap Value Portfolio	80,030,955
2,726,191	Thrivent Large Cap Stock Portfolio	23,174,261
1,158,289	Thrivent Equity Income Plus Portfolio	10,492,477

	Total Equity Mutual Funds	400,360,910

Fixed Income Mutual Funds (47.0%)
13,878,531	Thrivent High Yield Portfolio	66,783,491
20,673,433	Thrivent Income Portfolio	205,832,967
48,529,689	Thrivent Limited Maturity Bond Portfolio	475,692,869

	Total Fixed Income Mutual Funds	748,309,327

	Total Mutual Funds (cost $1,158,126,323)	1,148,670,237

	Common Stock (9.7%)
Consumer Discretionary (1.4%)
4,200	Amazon.com, Inc.[a]	756,000
7,009	Autoliv, Inc.	553,290
20,350	Carnival Corporation	938,339
22,780	Cooper Tire & Rubber Company	537,152
39,760	Dana Holding Corporation[a]	684,270
4,102	Dollar Tree, Inc.[a]	230,040
20,650	Expedia, Inc.	518,108
32,400	Foot Locker, Inc.	635,688
12,937	Kohl’s Corporation[a]	702,997
30,566	Macy’s, Inc.	773,320
53,950	MGM Resorts International[a]	801,157
1,300	Netflix, Inc.[a]	228,410
11,680	Omnicom Group, Inc.	534,944
3,654	Panera Bread Company[a]	369,821
53,100	Pier 1 Imports, Inc.[a]	557,550
7,200	Signet Jewelers, Ltd.[a]	312,480
88,350	Starbucks Corporation	2,838,686
51,970	Target Corporation	3,124,956
9,730	Time Warner Cable, Inc.	642,472
74,450	TJX Companies, Inc.	3,304,836
23,092	Walt Disney Company	866,181
9,600	Warnaco Group, Inc.[a]	528,672
23,600	Williams-Sonoma, Inc.	842,284
11,038	WMS Industries, Inc.[a]	499,359

	Total Consumer Discretionary	21,781,012

Consumer Staples (0.6%)
18,800	Avon Products, Inc.	546,328
29,900	Colgate-Palmolive Company	2,403,063
5,230	Diageo plc ADR	388,746
9,876	Flowers Foods, Inc.	265,763
8,200	Herbalife, Ltd.	560,634
39,446	Kraft Foods, Inc.	1,242,944
17,591	PepsiCo, Inc.	1,149,220
26,508	Philip Morris International, Inc.	1,551,513
6,889	TreeHouse Foods, Inc.[a]	351,959
18,830	Walgreen Company	733,617

	Total Consumer Staples	9,193,787

Energy (0.9%)
4,661	Alpha Natural Resources, Inc.[a]	279,800
7,630	Apache Corporation	909,725
24,100	Arch Coal, Inc.	844,946
28,440	Baker Hughes, Inc.	1,625,915
18,000	Chevron Corporation	1,642,500
24,700	Complete Production Services, Inc.[a]	729,885
11,390	ConocoPhillips	775,659
9,400	Dresser-Rand Group, Inc.[a]	400,346
14,160	ENSCO International plc ADR	755,861
24,894	Forest Oil Corporation[a]	945,225
78,600	International Coal Group, Inc.[a]	608,364
25,400	James River Coal Company[a]	643,382
6,909	National Oilwell Varco, Inc.	464,630
11,390	Occidental Petroleum Corporation	1,117,359
12,600	Schlumberger, Ltd.	1,052,100
22,050	Ultra Petroleum Corporation[a]	1,053,328
20,400	Weatherford International, Ltd.[a]	465,120
2,700	Whiting Petroleum Corporation[a]	316,413

	Total Energy	14,630,558

Financials (1.5%)
6,110	ACE, Ltd.	380,347
6,215	Affiliated Managers Group, Inc.[a]	616,652
6,819	Ameriprise Financial, Inc.	392,433
50,313	Bank of America Corporation	671,175
5,400	BlackRock, Inc.	1,029,132
52,000	Chubb Corporation	3,101,280
180,960	Citigroup, Inc.[a]	855,941
21,000	Comerica, Inc.	887,040
17,683	Duke Realty Corporation	220,330
6,200	Endurance Specialty Holdings, Ltd.	285,634
15,126	Equity One, Inc.	274,991
33,273	Fifth Third Bancorp	488,448
8,260	Goldman Sachs Group, Inc.	1,389,002
4,690	Hanover Insurance Group, Inc.	219,117
15,518	HCC Insurance Holdings, Inc.	449,091
5,600	Healthcare Realty Trust, Inc.	118,552
20,398	Host Hotels & Resorts, Inc.	364,512
1,845	IntercontinentalExchange, Inc.[a]	219,832
9,600	iShares Russell 2000 Index Fund	751,008
46,650	Itau Unibanco Holding SA ADR	1,120,066
22,385	J.P. Morgan Chase & Company	949,572
18,500	LaSalle Hotel Properties	488,400
5,888	Lazard, Ltd.	232,517
5,300	M&T Bank Corporation	461,365
8,870	MetLife, Inc.	394,183
14,387	Morgan Stanley	391,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (9.7%)	Value
Financials (1.5%) - continued
18,390	Northern Trust Corporation	$1,018,990
58,764	Ocwen Financial Corporation[a]	560,609
19,300	People’s United Financial, Inc.	270,393
3,900	Potlatch Corporation	126,945
19,276	Principal Financial Group, Inc.	627,627
15,560	SVB Financial Group[a]	825,458
28,100	Texas Capital Bancshares, Inc.[a]	597,687
35,450	U.S. Bancorp	956,086
2,100	Unum Group	50,862
14,924	W.R. Berkley Corporation	408,619
7,410	Wells Fargo & Company	229,636
35,500	Zions Bancorporation	860,165

	Total Financials	23,285,167

Health Care (1.3%)
6,610	Abbott Laboratories	316,685
21,650	Aetna, Inc.	660,542
3,200	Alexion Pharmaceuticals, Inc.[a]	257,760
27,200	Align Technology, Inc.[a]	531,488
15,000	Allergan, Inc.	1,030,050
9,512	C.R. Bard, Inc.	872,916
11,442	Celgene Corporation[a]	676,680
6,504	Community Health Systems, Inc.[a]	243,054
10,000	Covance, Inc.[a]	514,100
12,783	Coventry Health Care, Inc.[a]	337,471
13,140	Covidien, Ltd.	599,972
67,900	Eli Lilly and Company	2,379,216
13,650	Hospira, Inc.[a]	760,169
43,030	Johnson & Johnson	2,661,406
10,000	LifePoint Hospitals, Inc.[a]	367,500
13,190	Novartis AG ADR	777,551
11,000	Omnicare, Inc.	279,290
21,300	PSS World Medical, Inc.[a]	481,380
4,400	Quest Diagnostics, Inc.	237,468
7,900	Salix Pharmaceuticals, Ltd.[a]	370,984
26,900	Teva Pharmaceutical Industries, Ltd. ADR	1,402,297
17,750	Thermo Fisher Scientific, Inc.[a]	982,640
7,700	United Therapeutics Corporation[a]	486,794
91,553	UnitedHealth Group, Inc.	3,305,979
3,289	Varian Medical Systems, Inc.[a]	227,862
5,082	Vertex Pharmaceuticals, Inc.[a]	178,022
2,800	Waters Corporation[a]	217,588
6,850	Zimmer Holdings, Inc.[a]	367,708

	Total Health Care	21,524,572

Industrials (0.9%)
5,167	3M Company	445,912
5,220	Boeing Company	340,657
14,090	Caterpillar, Inc.	1,319,669
3,557	CSX Corporation	229,818
41,643	Delta Air Lines, Inc.[a]	524,702
11,390	Emerson Electric Company	651,166
3,630	Fluor Corporation	240,524
20,600	FTI Consulting, Inc.[a]	767,968
43,640	General Electric Company	798,176
8,641	Honeywell International, Inc.	459,356
24,900	Knight Transportation, Inc.	473,100
82,632	Manitowoc Company, Inc.	1,083,305
4,200	Manpower, Inc.	263,592
9,510	Norfolk Southern Corporation	597,418
34,817	Oshkosh Corporation[a]	1,226,951
3,852	Parker Hannifin Corporation	332,428
7,700	Republic Services, Inc.	229,922
28,100	Shaw Group, Inc.[a]	961,863
9,400	Siemens AG ADR	1,167,950
4,117	SPX Corporation	294,324
12,190	Teledyne Technologies, Inc.[a]	535,994
9,120	Textron, Inc.	215,597
6,900	Tyco International, Ltd.	285,936
5,574	United Technologies Corporation	438,785
9,298	Werner Enterprises, Inc.	210,135
7,480	WESCO International, Inc.[a]	394,944

	Total Industrials	14,490,192

Information Technology (2.4%)
52,500	Accenture plc	2,545,725
11,900	ADTRAN, Inc.	430,899
5,100	Alliance Data Systems Corporation[a]	362,253
10,136	Apple, Inc.[a]	3,269,468
14,300	ASML Holding NV	548,262
48,098	Atmel Corporation[a]	592,567
4,100	Broadcom Corporation	178,555
11,100	Cognizant Technology Solutions Corporation[a]	813,519
15,000	CommVault Systems, Inc.[a]	429,300
33,621	Compuware Corporation[a]	392,357
9,150	eBay, Inc.[a]	254,644
68,810	EMC Corporation[a]	1,575,749
3,232	Google, Inc.[a]	1,919,711
22,000	GSI Commerce, Inc.[a]	510,400
64,800	Hewlett-Packard Company	2,728,080
11,200	Informatica Corporation[a]	493,136
21,316	International Business Machines Corporation	3,128,336
7,507	Juniper Networks, Inc.[a]	277,158
4,900	Lam Research Corporation[a]	253,722
50,000	Marvell Technology Group, Ltd.[a]	927,500
165,340	Microsoft Corporation	4,616,293
29,700	Monster Worldwide, Inc.[a]	701,811
98,700	Oracle Corporation	3,089,310
16,316	Plantronics, Inc.	607,282
16,800	Plexus Corporation[a]	519,792
27,750	QUALCOMM, Inc.	1,373,348
95,301	Teradyne, Inc.[a]	1,338,026
41,584	TIBCO Software, Inc.[a]	819,621
16,731	Tyco Electronics, Ltd.	592,277
19,700	ValueClick, Inc.[a]	315,791
8,550	VeriFone Systems, Inc.[a]	329,688
12,700	Visa, Inc.	893,826
5,550	VMware, Inc.[a]	493,451
74,840	Xerox Corporation	862,157
24,201	Xilinx, Inc.	701,345

	Total Information Technology	38,885,359

Materials (0.3%)
5,558	Albemarle Corporation	310,025
6,900	Allegheny Technologies, Inc.	380,742
29,582	E.I. du Pont de Nemours and Company	1,475,550
27,850	International Paper Company	758,634
8,478	Silgan Holdings, Inc.	303,597
18,580	Steel Dynamics, Inc.	340,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (9.7%)	Value
Materials (0.3%) - continued
12,750	Teck Resources, Ltd.	$788,333
14,100	Temple-Inland, Inc.	299,484

	Total Materials	4,656,379

Telecommunications Services (0.2%)
194,650	Alcatel-Lucent ADR[a]	576,164
18,640	AT&T, Inc.	547,643
15,688	NII Holdings, Inc.[a]	700,626
6,040	Telephone & Data Systems, Inc.	220,762
28,090	Verizon Communications, Inc.	1,005,061

	Total Telecommunications Services	3,050,256

Utilities (0.2%)
5,215	Alliant Energy Corporation	191,756
29,390	American Electric Power Company, Inc.	1,057,452
14,100	CMS Energy Corporation	262,260
9,690	Duke Energy Corporation	172,579
19,192	NV Energy, Inc.	269,648
9,952	Portland General Electric Company	215,958
12,759	Southwest Gas Corporation	467,872
23,883	UGI Corporation	754,225
7,520	Xcel Energy, Inc.	177,096

	Total Utilities	3,568,846

	Total Common Stock (cost $136,839,681)	155,066,128

Principal Amount	Long-Term Fixed Income (9.7%)
Asset-Backed Securities (1.0%)
	GSAMP Trust
2,406,725	0.441%, 2/25/2036[b]	2,088,324
	J.P. Morgan Mortgage Acquisition Corporation
7,500,000	5.461%, 10/25/2036	5,948,303
	Morgan Stanley Capital, Inc.
3,358,777	0.411%, 2/25/2037[b]	2,263,708
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036	3,675,667
2,660,612	5.580%, 11/25/2036	2,130,695

	Total Asset-Backed Securities	16,106,697

Basic Materials (0.4%)
	ArcelorMittal
2,300,000	7.000%, 10/15/2039	2,386,901
	CONSOL Energy, Inc.
285,000	8.000%, 4/1/2017[c]	303,525
	FMG Finance, Pty., Ltd.
310,000	7.000%, 11/1/2015[c]	317,750
	Georgia-Pacific, LLC
270,000	8.000%, 1/15/2024	308,475
	Lyondell Chemical Company
270,000	11.000%, 5/1/2018	305,775
	Novelis, Inc.
300,000	8.375%, 12/15/2017[c]	310,500
	Rohm & Haas Company
2,300,000	7.850%, 7/15/2029	2,672,586

	Total Basic Materials	6,605,512

Capital Goods (0.1%)
	Abengoa Finance SAU
330,000	8.875%, 11/1/2017[c]	305,250
	Associated Materials, LLC
300,000	9.125%, 11/1/2017[c]	313,500
	Case New Holland, Inc.
330,000	7.875%, 12/1/2017[c]	360,525

	Total Capital Goods	979,275

Collateralized Mortgage Obligations (1.3%)
	Citigroup Mortgage Loan Trust, Inc.
1,035,102	5.500%, 11/25/2035	884,182
	CitiMortgage Alternative Loan Trust
3,505,344	5.750%, 4/25/2037	2,752,505
	Countrywide Alternative Loan Trust
678,277	6.000%, 1/25/2037	482,876
4,977,272	5.500%, 5/25/2037	3,843,609
4,323,486	7.000%, 10/25/2037	2,863,242
	Countrywide Home Loans, Inc.
2,481,250	5.750%, 4/25/2037	2,248,883
	Deutsche Alt-A Securities, Inc.
816,347	5.500%, 10/25/2021	719,878
1,393,535	6.000%, 10/25/2021	1,148,511
	HomeBanc Mortgage Trust
855,240	5.942%, 4/25/2037	557,176
	J.P. Morgan Mortgage Trust
427,108	5.759%, 10/25/2036	387,635
	MASTR Alternative Loans Trust
830,158	6.500%, 7/25/2034	849,025
	Merrill Lynch Alternative Note Asset Trust
821,811	6.000%, 3/25/2037	685,467
	Sequoia Mortgage Trust
881,479	5.441%, 9/20/2046	311,545
	WaMu Mortgage Pass Through Certificates
1,353,299	5.867%, 9/25/2036	1,237,162
1,297,304	5.987%, 10/25/2036	1,199,407
1,452,305	5.493%, 11/25/2036	1,314,592

	Total Collateralized Mortgage Obligations	21,485,695

Commercial Mortgage-Backed Securities (2.1%)
	Banc of America Commercial Mortgage, Inc.
4,600,000	5.689%, 4/10/2049	4,806,880
6,000,000	5.658%, 6/10/2049	6,158,082
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	2,053,584
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,762,084
	Credit Suisse First Boston Mortgage Securities
4,600,000	5.542%, 1/15/2049	4,691,393

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (9.7%)	Value
Commercial Mortgage-Backed Securities (2.1%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
$216,191	3.342%, 12/25/2019	$219,518
	Government National Mortgage Association
218,145	2.164%, 3/16/2033	220,794
217,137	3.214%, 1/16/2040	224,640
	GS Mortgage Securities Corporation II
6,549,700	4.761%, 7/10/2039	6,754,856
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
5,100,000	5.814%, 6/12/2043	5,467,639

	Total Commercial Mortgage- Backed Securities	32,359,470

Communications Services (0.4%)
	CBS Corporation
1,150,000	5.900%, 10/15/2040	1,107,767
	Cincinnati Bell, Inc.
300,000	8.250%, 10/15/2017	297,000
	Clear Channel Worldwide Holdings, Inc.
215,000	9.250%, 12/15/2017	235,425
	Cox Communications, Inc.
2,300,000	6.950%, 6/1/2038[c]	2,558,543
	Frontier Communications Corporation
235,000	8.250%, 4/15/2017	257,913
	Intelsat Jackson Holdings, Ltd.
220,000	8.500%, 11/1/2019[c]	239,250
	Viacom, Inc.
1,150,000	7.875%, 7/30/2030	1,357,788
	Virgin Media Finance plc
270,000	9.500%, 8/15/2016	305,100
	Wind Acquisition Finance SA
300,000	7.250%, 2/15/2018[c]	305,250

	Total Communications Services	6,664,036

Consumer Cyclical (0.3%)
	Goodyear Tire & Rubber Company
410,000	8.250%, 8/15/2020	424,350
	Home Depot, Inc.
2,300,000	5.875%, 12/16/2036	2,392,342
	Macy’s Retail Holdings, Inc.
260,000	8.375%, 7/15/2015	304,200
	MGM Resorts International
260,000	11.125%, 11/15/2017	299,000
	Rite Aid Corporation
300,000	7.500%, 3/1/2017	288,375
	Starwood Hotels & Resorts Worldwide, Inc.
300,000	6.750%, 5/15/2018	328,500
	Toys R Us Property Company I, LLC
260,000	10.750%, 7/15/2017	296,400
	Warner Music Group
300,000	7.375%, 4/15/2014	288,000
	West Corporation
300,000	7.875%, 1/15/2019[c]	305,250
	Wyndham Worldwide Corporation
280,000	6.000%, 12/1/2016	293,002

	Total Consumer Cyclical	5,219,419

Consumer Non-Cyclical (0.7%)
	Altria Group, Inc.
2,300,000	9.950%, 11/10/2038	3,241,004
	Anheuser-Busch Companies, Inc.
1,150,000	6.450%, 9/1/2037	1,315,894
	Anheuser-Busch InBev Worldwide, Inc.
1,150,000	8.200%, 1/15/2039[c]	1,560,088
	HCA, Inc.
270,000	9.625%, 11/15/2016	289,237
	JBS USA, LLC/JBS USA Finance, Inc.
260,000	11.625%, 5/1/2014	304,200
	Kraft Foods, Inc.
1,150,000	6.500%, 11/1/2031	1,279,199
1,150,000	7.000%, 8/11/2037	1,346,314
	Mylan, Inc.
270,000	7.875%, 7/15/2020[c]	290,925
	UnitedHealth Group, Inc.
1,150,000	6.875%, 2/15/2038	1,338,845

	Total Consumer Non-Cyclical	10,965,706

Energy (0.4%)
	Denbury Resources, Inc.
300,000	9.750%, 3/1/2016	334,500
	Linn Energy, LLC
300,000	7.750%, 2/1/2021[c]	307,500
	Pioneer Natural Resources Company
220,000	7.500%, 1/15/2020	241,566
	Plains Exploration & Production Company
300,000	7.625%, 6/1/2018	315,750
	Sandridge Energy, Inc.
300,000	8.000%, 6/1/2018[c]	304,500
	Valero Energy Corporation
2,300,000	6.625%, 6/15/2037	2,335,956
	Weatherford International, Ltd.
2,300,000	6.750%, 9/15/2040	2,415,639

	Total Energy	6,255,411

Financials (0.9%)
	Achmea Hypotheekbank NV
220,000	3.200%, 11/3/2014[c]	228,893
	Ally Financial, Inc.
300,000	8.300%, 2/12/2015	330,000
	Bank of Nova Scotia
225,000	1.450%, 7/26/2013[c]	225,028
	Canadian Imperial Bank of Commerce
220,000	2.600%, 7/2/2015[c]	221,199
	CIT Group, Inc.
232,740	7.000%, 5/1/2017	233,322

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (9.7%)	Value
Financials (0.9%) - continued
	Compagnie de Financement Foncier
$225,000	2.125%, 4/22/2013[c]	$226,915
	Dexia Credit Local SA
225,000	2.750%, 4/29/2014[c]	228,247
	General Electric Capital Corporation
2,300,000	6.750%, 3/15/2032	2,603,871
	Icahn Enterprises, LP
235,000	8.000%, 1/15/2018	235,000
	International Bank for Reconstruction & Development
225,000	2.375%, 5/26/2015	230,270
	Morgan Stanley Dean Witter & Company
2,300,000	7.250%, 4/1/2032	2,633,249
	Prudential Financial, Inc.
2,300,000	6.200%, 11/15/2040	2,433,057
	Royal Bank of Canada
215,000	3.125%, 4/14/2015[c]	220,227
	Toronto-Dominion Bank
220,000	2.200%, 7/29/2015[c]	216,409
	UnitedHealth Group, Inc.
1,150,000	5.700%, 10/15/2040	1,145,013
	XL Capital, Ltd.
2,300,000	6.250%, 5/15/2027	2,265,100

	Total Financials	13,675,800

Foreign Government (<0.1%)
	Kommunalbanken AS
225,000	2.750%, 5/5/2015[c]	230,075
	Kreditanstalt fuer Wiederaufbau
120,000	1.250%, 6/15/2012	121,020

	Total Foreign Government	351,095

Mortgage-Backed Securities (0.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	6.000%, 1/1/2041[d]	947,734
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
450,000	3.500%, 1/1/2026[d]	453,094
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
875,000	4.500%, 1/1/2041[d]	898,105

	Total Mortgage-Backed Securities	2,298,933

Technology (0.1%)
	Freescale Semiconductor, Inc.
285,000	9.250%, 4/15/2018[c]	313,500
	NXP BV/NXP Funding, LLC
250,000	9.750%, 8/1/2018[c]	281,250
	Seagate HDD Cayman
340,000	7.750%, 12/15/2018[c]	344,250

	Total Technology	939,000

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
340,000	8.250%, 1/15/2019[c]	343,400
	Delta Air Lines, Inc.
300,000	9.500%, 9/15/2014[c]	326,625

	Total Transportation	670,025

U.S. Government and Agencies (1.7%)
	FDIC Structured Sale Guaranteed Notes
90,000	Zero Coupon, 1/7/2012[c]	89,245
90,000	Zero Coupon, 1/7/2014[c]	85,459
	Federal Agricultural Mortgage Corporation
225,000	2.125%, 9/15/2015	225,971
	Federal Home Loan Banks
870,000	5.375%, 5/18/2016	998,114
1,300,000	5.000%, 11/17/2017	1,473,870
	Federal Home Loan Mortgage Corporation
430,000	2.500%, 1/7/2014	447,211
595,000	4.875%, 6/13/2018	665,411
315,000	3.750%, 3/27/2019	326,078
	Federal National Mortgage Association
1,355,000	0.375%, 12/28/2012	1,346,400
710,000	2.000%, 4/15/2013	712,797
325,000	4.375%, 10/15/2015	357,742
255,000	6.250%, 5/15/2029	312,850
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	211,443
	U.S. Treasury Bonds
375,000	4.625%, 2/15/2040	392,813
	U.S. Treasury Bonds, TIPS
65,771	2.125%, 2/15/2040	69,614
	U.S. Treasury Notes
260,000	1.125%, 6/15/2013	262,132
1,745,000	1.750%, 1/31/2014	1,781,537
5,150,000	2.500%, 4/30/2015	5,324,214
475,000	1.250%, 10/31/2015	459,711
650,000	2.625%, 2/29/2016	667,113
1,550,000	3.250%, 3/31/2017	1,618,781
1,350,000	3.625%, 2/15/2020	1,401,046
2,940,000	3.500%, 5/15/2020	3,011,677
455,000	7.625%, 2/15/2025	645,247
1,275,000	4.375%, 5/15/2040	1,281,171
	U.S. Treasury Notes, TIPS
283,286	3.375%, 1/15/2012	296,145
315,587	0.625%, 4/15/2013	325,128
355,086	2.000%, 1/15/2014	381,218
297,796	1.625%, 1/15/2015	317,548
259,906	2.500%, 7/15/2016	291,703
332,397	2.625%, 7/15/2017	378,284
278,124	1.375%, 1/15/2020	289,032
75,416	2.375%, 1/15/2025	83,923

	Total U.S. Government and Agencies	26,530,628

Utilities (0.1%)
	Energy Transfer Partners, LP
637,000	6.625%, 10/15/2036	671,535
1,150,000	7.500%, 7/1/2038	1,337,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (9.7%)	Value
Utilities (0.1%) - continued
	NRG Energy, Inc.
$300,000	7.375%, 2/1/2016	$307,500

	Total Utilities	2,316,645

	Total Long-Term Fixed Income (cost $146,170,071)	153,423,347

	Short-Term Investments (8.5%)[e]
	Federal Home Loan Bank Discount Notes
74,345,000	0.090%, 1/14/2011[f]	74,342,589
10,000,000	0.060%, 1/19/2011[f]	9,999,700
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.090%, 1/10/2011[f]	4,999,887
2,000,000	0.200%, 3/14/2011[f,g]	1,999,216
	Merrill Lynch Repurchase Agreement
39,580,000	0.150%, 1/3/2011[h]	39,580,000
	U.S. Treasury Bills
1,500,000	0.118%, 2/24/2011[f,g]	1,499,741
2,500,000	0.100%, 3/10/2011[f,g]	2,499,528

	Total Short-Term Investments (at amortized cost)	134,920,661

	Total Investments (cost $1,576,056,736) 100.0%	$1,592,080,373

	Other Assets and Liabilities, Net (<0.1%)	(762,891)

	Total Net Assets 100.0%	$1,591,317,482

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $11,363,078 or 0.7% of total net assets.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At December 31, 2010, $5,998,485 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	Repurchase agreement dated December 31, 2010, $39,580,495 maturing January 3, 2011, collateralized by $40,371,687 U.S. Treasury Notes, 2.625% due April 30, 2016.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS -	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$51,583,092
Gross unrealized depreciation	(35,634,248)

Net unrealized appreciation (depreciation)	$15,948,844

Cost for federal income tax purposes	$1,576,131,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	400,360,910	400,360,910	—	—
Fixed Income Mutual Funds	748,309,327	748,309,327	—	—

Common Stock
Consumer Discretionary	21,781,012	21,781,012	—	—
Consumer Staples	9,193,787	9,193,787	—	—
Energy	14,630,558	14,630,558	—	—
Financials	23,285,167	23,285,167	—	—
Health Care	21,524,572	21,524,572	—	—
Industrials	14,490,192	14,490,192	—	—
Information Technology	38,885,359	38,885,359	—	—
Materials	4,656,379	4,656,379	—	—
Telecommunications Services	3,050,256	3,050,256	—	—
Utilities	3,568,846	3,568,846	—	—

Long-Term Fixed Income
Asset-Backed Securities	16,106,697	—	16,106,697	—
Basic Materials	6,605,512	—	6,605,512	—
Capital Goods	979,275	—	979,275	—
Collateralized Mortgage Obligations	21,485,695	—	21,485,695	—
Commercial Mortgage-Backed Securities	32,359,470	—	32,359,470	—
Communications Services	6,664,036	—	6,664,036	—
Consumer Cyclical	5,219,419	—	5,219,419	—
Consumer Non-Cyclical	10,965,706	—	10,965,706	—
Energy	6,255,411	—	6,255,411	—
Financials	13,675,800	—	13,675,800	—
Foreign Government	351,095	—	351,095	—
Mortgage-Backed Securities	2,298,933	—	2,298,933	—
Technology	939,000	—	939,000	—
Transportation	670,025	—	670,025	—
U.S. Government and Agencies	26,530,628	—	26,530,628	—
Utilities	2,316,645	—	2,316,645	—
Short-Term Investments	134,920,661	—	134,920,661	—

Total	$1,592,080,373	$1,303,736,365	$288,344,008	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,404,693	1,404,693	—	—

Total Asset Derivatives	$1,404,693	$1,404,693	$—	$—

Liability Derivatives
Futures Contracts	264,806	264,806	—	—

Total Liability Derivatives	$264,806	$264,806	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(74)	March 2011	($5,655,796)	($5,789,020)	($133,224)
S&P 400 Index Mini-Futures	(73)	March 2011	(6,477,108)	(6,608,690)	(131,582)
S&P 500 Index Futures	224	March 2011	68,763,307	70,168,000	1,404,693
Total Futures Contracts					$1,139,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,404,693
Total Equity Contracts		1,404,693

Total Asset Derivatives		$1,404,693

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	264,806
Total Equity Contracts		264,806

Total Liability Derivatives		$264,806

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	10,075,699
Total Equity Contracts		10,075,699
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(477,134)
Total Credit Contracts		(477,134)

Total		$9,598,565

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	331,034
Total Equity Contracts		331,034
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	555,798
Total Credit Contracts		555,798

Total		$886,832

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$64,942,208	5.0%	N/A	N/A	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	2
Credit Contracts	N/A	N/A	$2,273,214	0.2%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Real Estate Securities	$20,581,955	$2,649,583	$28,896	1,980,178	$28,695,550	$756,175
Partner Small Cap Value	18,563,033	1,160,466	14,448	1,262,322	24,064,028	213,762
Small Cap Stock	14,943,231	1,426,982	21,672	1,614,844	20,449,739	6,926
Partner Mid Cap Value	21,911,316	1,152,220	14,448	2,128,673	28,491,230	205,516
Mid Cap Stock	33,656,035	2,042,862	7,528,896	2,925,908	35,852,618	149,454
Partner Worldwide Allocation	32,456,561	31,409,568	57,793	8,156,721	71,557,285	922,752
Partner International Stock	37,209,802	730,216	—	3,792,553	40,475,646	730,216
Large Cap Growth II	33,851,497	6,421,318	1,483,294	5,342,525	37,077,121	102,241
Large Cap Value	66,870,534	5,283,583	65,017	7,460,702	80,030,955	1,023,415
Large Cap Stock	21,481,444	1,087,217	1,491,647	2,726,191	23,174,261	163,314
Equity Income Plus	8,557,906	624,925	7,224	1,158,289	10,492,477	151,573
High Yield	47,830,809	29,312,776	13,751,210	13,878,531	66,783,491	4,972,470
Income	131,353,189	65,535,202	132,875	20,673,433	205,832,967	8,554,364
Limited Maturity Bond	372,300,168	117,241,216	21,120,201	48,529,689	475,692,869	13,473,025
Total Value and Income Earned	861,567,480				1,148,670,237	31,425,203

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.8%)	Value
Communications Equipment (10.3%)
36,629	Calix, Inc.[a,b]	$619,030
46,452	Cisco Systems, Inc.[b]	939,724
44,317	QUALCOMM, Inc.	2,193,248

	Total Communications Equipment	3,752,002

Computers & Peripherals (12.4%)
8,954	Apple, Inc.[b]	2,888,202
29,256	NetApp, Inc.[b]	1,607,910

	Total Computers & Peripherals	4,496,112

Consumer Discretionary (6.5%)
21,483	Coinstar, Inc.[b]	1,212,501
49,915	GameStop Corporation[a,b]	1,142,055

	Total Consumer Discretionary	2,354,556

Electronic Equipment, Instruments & Components (6.8%)
17,726	Amphenol Corporation	935,578
13,628	Dolby Laboratories, Inc.[b]	908,988
12,857	DTS, Inc.[b]	630,636

	Total Electronic Equipment, Instruments & Components	2,475,202

Financials (2.0%)
2,226	CME Group, Inc.	716,216

	Total Financials	716,216

Industrials (4.2%)
25,132	DigitalGlobe, Inc.[b]	796,936
28,800	Iron Mountain, Inc.	720,288

	Total Industrials	1,517,224

Internet Software & Services (10.0%)
7,607	Equinix, Inc.[b]	618,145
2,334	Google, Inc.[b]	1,386,326
31,762	GSI Commerce, Inc.[b]	736,878
28,947	Rackspace Hosting, Inc.[a,b]	909,225

	Total Internet Software & Services	3,650,574

IT Consulting & Services (5.2%)
11,109	Cognizant Technology Solutions Corporation[b]	814,178
16,775	Global Payments, Inc.	775,173
16,765	iSoftstone Holdings, Ltd.[b]	304,620

	Total IT Consulting & Services	1,893,971

Materials (2.5%)
44,912	STR Holdings, Inc.[a,b]	898,240

	Total Materials	898,240

Semiconductors & Semiconductor Equipment (11.0%)
20,560	Altera Corporation	731,525
25,021	Broadcom Corporation	1,089,664
16,104	Cavium Networks, Inc.[a,b]	606,799
17,873	Linear Technology Corporation	618,227
33,048	Xilinx, Inc.	957,731

	Total Semiconductors & Semiconductor Equipment	4,003,946

Software (23.1%)
60,703	Activision Blizzard, Inc.	755,145
12,775	Citrix Systems, Inc.[b]	873,938
2,190	CommVault Systems, Inc.[b]	62,678
25,646	Microsoft Corporation	716,036
32,769	Motricity, Inc.[a,b]	608,520
30,033	Oracle Corporation	940,033
32,437	RealD, Inc.[b]	840,767
9,308	Salesforce.com, Inc.[b]	1,228,656
99,513	Sonic Solutions, Inc.[a,b]	1,492,695
29,551	SuccessFactors, Inc.[b]	855,797

	Total Software	8,374,265

Telecommunications Services (5.8%)
14,276	American Tower Corporation[b]	737,213
17,825	SBA Communications Corporation[b]	729,755
38,132	TW Telecom, Inc.[b]	650,151

	Total Telecommunications Services	2,117,119

	Total Common Stock (cost $25,223,319)	36,249,427

	Collateral Held for Securities Loaned (15.0%)
5,439,525	Thrivent Financial Securities Lending Trust	5,439,525

	Total Collateral Held for Securities Loaned (cost $5,439,525)	5,439,525

	Total Investments (cost $30,662,844) 114.8%	$41,688,952

	Other Assets and Liabilities, Net (14.8%)	(5,383,924)

	Total Net Assets 100.0%	$36,305,028

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,566,761
Gross unrealized depreciation	(38,775)

Net unrealized appreciation (depreciation)	$10,527,986

Cost for federal income tax purposes	$31,160,966

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Technology Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	3,752,002	3,752,002	—	—
Computers & Peripherals	4,496,112	4,496,112	—	—
Consumer Discretionary	2,354,556	2,354,556	—	—
Electronic Equipment, Instruments & Components	2,475,202	2,475,202	—	—
Financials	716,216	716,216	—	—
Industrials	1,517,224	1,517,224	—	—
Internet Software & Services	3,650,574	3,650,574	—	—
IT Consulting & Services	1,893,971	1,893,971	—	—
Materials	898,240	898,240	—	—
Semiconductors & Semiconductor Equipment	4,003,946	4,003,946	—	—
Software	8,374,265	8,374,265	—	—
Telecommunications Services	2,117,119	2,117,119	—	—
Collateral Held for Securities Loaned	5,439,525	5,439,525	—	—

Total	$41,688,952	$41,688,952	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$3,353,411	$44,687,626	$42,601,512	5,439,525	$5,439,525	$43,053
Total Value and Income Earned	3,353,411				5,439,525	43,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.6%)	Value
Biotechnology (24.6%)
19,040	Amgen, Inc.[a]	$1,045,296
15,843	BioMarin Pharmaceutical, Inc.[a]	426,652
13,600	Celgene Corporation[a]	804,304
4,800	Genzyme Corporation[a]	341,760
4,233	Human Genome Sciences, Inc.[a]	101,126
6,700	InterMune, Inc.[a]	243,880
12,200	Onyx Pharmaceuticals, Inc.[a]	449,814
14,400	Savient Pharmaceuticals, Inc.[a]	160,416
5,243	Targacept, Inc.[a]	138,940
10,845	United Therapeutics Corporation[a]	685,621

	Total Biotechnology	4,397,809

Health Care Equipment (18.5%)
14,888	Dexcom, Inc.[a]	203,221
15,289	Given Imaging, Ltd.[a]	223,831
19,800	Medtronic, Inc.	734,382
18,000	St. Jude Medical, Inc.[a]	769,500
6,900	Stryker Corporation	370,530
17,147	Thoratec Corporation[a]	485,603
7,467	Varian Medical Systems, Inc.[a]	517,314

	Total Health Care Equipment	3,304,381

Health Care Supplies (2.2%)
20,587	Align Technology, Inc.[a]	402,270

	Total Health Care Supplies	402,270

Life Sciences Tools & Services (1.0%)
3,200	Life Technologies Corporation[a]	177,600

	Total Life Sciences Tools & Services	177,600

Pharmaceuticals (51.3%)
21,400	Abbott Laboratories	1,025,274
6,592	Dr. Reddy’s Laboratories, Ltd. ADR	243,640
1,500	Egis plc	144,849
38,900	Hikma Pharmaceuticals plc	493,085
3,200	Hospira, Inc.[a]	178,208
36,100	Merck & Company, Inc.	1,301,044
36,600	Mylan, Inc.[a]	773,358
4,900	Nichi-iko Pharmaceutical Company, Ltd.	171,587
22,000	Novartis AG	1,295,042
7,440	Novo Nordisk AS ADR	837,521
13,020	Pharmstandard GDR[a]	371,360
7,010	Roche Holding AG	1,027,616
4,000	Sawai Pharmaceutical Company, Ltd.	326,846
15,600	Teva Pharmaceutical Industries, Ltd. ADR	813,228
2,800	Towa Pharmaceutical Company, Ltd.	155,329

	Total Pharmaceuticals	9,157,987

	Total Common Stock (cost $14,904,670)	17,440,047

	Total Investments (cost $14,904,670) 97.6%	$17,440,047

	Other Assets and Liabilities, Net 2.4%	428,136

	Total Net Assets 100.0%	$17,868,183

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,638,795
Gross unrealized depreciation	(104,022)

Net unrealized appreciation (depreciation)	$2,534,773

Cost for federal income tax purposes	$14,905,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Healthcare Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	4,397,809	4,397,809	—	—
Health Care Equipment	3,304,381	3,304,381	—	—
Health Care Supplies	402,270	402,270	—	—
Life Sciences Tools & Services	177,600	177,600	—	—
Pharmaceuticals	9,157,987	5,543,633	3,614,354	—

Total	$17,440,047	$13,825,693	$3,614,354	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(3,452)
Total Foreign Exchange Contracts		(3,452)

Total		($3,452)

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$10,474	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (90.7%)	Value
Coal & Consumable Fuels (2.9%)
1,050	Arch Coal, Inc.	$36,813
2,840	CONSOL Energy, Inc.	138,421
210	Patriot Coal Corporation[a]	4,068
7,620	Peabody Energy Corporation	487,527
22,594	Uranium Energy Corporation[a]	136,468
11,297	Uranium Energy Corporation Warrants, $3.95, expires 10/22/2011[a,b]	23,611

	Total Coal & Consumable Fuels	826,908

Financials (0.4%)
8,700	Sprott Physical Silver Trust[a]	122,409

	Total Financials	122,409

Industrials (0.6%)
1,450	Aegean Marine Petroleum Network, Inc.	15,124
3,000	Saipem SPA	148,125

	Total Industrials	163,249

Integrated Oil & Gas (19.7%)
10,580	Chevron Corporation	965,425
4,700	Coastal Energy Company[a]	28,645
4,830	ConocoPhillips	328,923
520	Eni SPA ADR	22,745
10,362	Exxon Mobil Corporation	757,669
5,150	Hess Corporation	394,181
1,690	Husky Energy, Inc.	45,127
10,580	Marathon Oil Corporation	391,777
5,970	Murphy Oil Corporation	445,063
8,860	Occidental Petroleum Corporation	869,166
6,670	Petroleo Brasileiro SA ADR	252,393
20,392	Suncor Energy, Inc.	785,081
6,910	Total SA ADR	369,547

	Total Integrated Oil & Gas	5,655,742

Materials (9.5%)
200	Alcoa, Inc.	3,078
2,840	Aluminum Corporation of China, Ltd. ADR[a]	64,724
3,570	Barrick Gold Corporation	190,725
5,530	BHP Billiton, Ltd.	257,153
1,170	E.I. du Pont de Nemours and Company	58,360
24,000	Eldorado Gold Corporation	446,545
1,838	Fibria Celulose SA ADR[a]	29,408
2,480	First Quantum Minerals, Ltd.	269,375
5,680	Gammon Gold, Inc.[a]	46,386
9,530	Goldcorp, Inc.	439,743
4,640	HudBay Minerals, Inc.	83,859
200	Intrepid Potash, Inc.[a]	7,458
3,620	Newcrest Mining, Ltd.	150,154
140	Newmont Mining Corporation	8,600
620	Praxair, Inc.	59,191
6,000	Southern Copper Corporation	292,440
9,340	Vale SA SP ADR	322,884

	Total Materials	2,730,083

Oil & Gas Drilling (7.1%)
2,880	Diamond Offshore Drilling, Inc.	192,586
6,910	Helmerich & Payne, Inc.	334,997
5,560	Nabors Industries, Ltd.[a]	130,438
11,400	Noble Corporation	407,778
6,790	Pride International, Inc.[a]	224,070
500	Rowan Companies, Inc.[a]	17,455
136	Seahawk Drilling, Inc.[a]	1,217
10,630	Transocean, Ltd.[a]	738,891

	Total Oil & Gas Drilling	2,047,432

Oil & Gas Equipment & Services (16.8%)
2,270	Acergy SA ADR	55,252
8,196	Baker Hughes, Inc.	468,565
14,490	Cameron International Corporation[a]	735,078
7,720	Dresser-Rand Group, Inc.[a]	328,795
4,350	Dril-Quip, Inc.[a]	338,082
5,410	FMC Technologies, Inc.[a]	481,003
13,540	Halliburton Company	552,838
14,870	National Oilwell Varco, Inc.	1,000,008
6,936	Schlumberger, Ltd.	579,156
790	Technip SA ADR	73,470
1,390	Tesco Corporation[a]	22,073
1,720	Trican Well Service, Ltd.	34,839
7,150	Weatherford International, Ltd.[a]	163,020

	Total Oil & Gas Equipment & Services	4,832,179

Oil & Gas Exploration & Production (33.3%)
7,420	Anadarko Petroleum Corporation	565,107
9,635	Apache Corporation	1,148,781
3,200	Berry Petroleum Company	139,840
5,520	Cabot Oil & Gas Corporation	208,932
11,590	Canadian Natural Resources, Ltd.	516,963
1,620	Carrizo Oil & Gas, Inc.[a]	55,874
9,060	Cenovus Energy, Inc.	303,245
182	Chinook Energy, Inc.[a]	392
2,530	Cimarex Energy Company	223,981
1,570	CNOOC, Ltd. ADR	374,241
12,830	Crew Energy, Inc.[a]	246,458
2,110	Denbury Resources, Inc.[a]	40,280
9,100	Devon Energy Corporation	714,441
9,530	EnCana Corporation	278,817
10,370	EOG Resources, Inc.	947,922
5,830	EQT Corporation	261,417
5,480	EXCO Resources, Inc.	106,421
2,280	Forest Oil Corporation[a]	86,572
2,200	MEG Energy Corporation[a]	100,652
4,490	Newfield Exploration Company[a]	323,774
4,980	Nexen, Inc.	114,195
240	Niko Resources, Ltd.	24,905
5,290	Noble Energy, Inc.	455,363
2,130	Pan Orient Energy Corporation[a]	14,246
600	Paramount Resources, Ltd.[a]	19,117
2,377	PetroBakken Energy, Ltd.	51,900
2,530	Pioneer Natural Resources Company	219,655
9,530	Progress Energy Resources Corporation	121,725
8,670	Range Resources Corporation	389,976
5,000	Southwestern Energy Company[a]	187,150
40,780	Talisman Energy, Inc.	907,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (90.7%)	Value
Oil & Gas Exploration & Production (33.3%) - continued
3,570	Whiting Petroleum Corporation[a]	$418,368

	Total Oil & Gas Exploration & Production	9,567,935

Oil & Gas Refining & Marketing (0.2%)
2,060	Valero Energy Corporation	47,627

	Total Oil & Gas Refining & Marketing	47,627

Oil & Gas Storage & Transportation (0.2%)
1,880	Williams Companies, Inc.	46,474

	Total Oil & Gas Storage & Transportation	46,474

	Total Common Stock (cost $21,740,501)	26,040,038

	Total Investments (cost $21,740,501) 90.7%	$26,040,038

	Other Assets and Liabilities, Net 9.3%	2,659,373

	Total Net Assets 100.0%	$28,699,411

a	Non-income producing security.
b	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,129,508
Gross unrealized depreciation	(867,129)

Net unrealized appreciation (depreciation)	$4,262,379

Cost for federal income tax purposes	$21,777,659

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Natural Resources Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	826,908	803,297	—	23,611
Financials	122,409	122,409	—	—
Industrials	163,249	15,124	148,125	—
Integrated Oil & Gas	5,655,742	4,796,889	858,853	—
Materials	2,730,083	846,143	1,883,940	—
Oil & Gas Drilling	2,047,432	2,047,432	—	—
Oil & Gas Equipment & Services	4,832,179	4,797,340	34,839	—
Oil & Gas Exploration & Production	9,567,935	6,868,095	2,699,840	—
Oil & Gas Refining & Marketing	47,627	47,627	—	—
Oil & Gas Storage & Transportation	46,474	46,474	—	—

Total	$26,040,038	$20,390,830	$5,625,597	$23,611

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Natural Resources Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Common Stock Coal & Consumable Fuels	—	—	23,611	—	—	—	—	23,611
Total	$—	$—	$23,611	$—	$—	$—	$—	$23,611

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $23,611.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains /(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,595
Total Foreign Exchange Contracts		2,595

Total		$2,595

The following table presents Partner Natural Resources Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$4,223	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (96.5%)	Value
Brazil (17.9%)
65,072	Banco Bradesco SA ADR	$1,320,311
17,400	Lojas Renner SA	591,181
22,000	Multiplan Empreendimentos Imobiliarios SA	489,036
45,500	Petroleo Brasileiro SA PREF ADR	1,554,736
13,300	Souza Cruz SA	724,209
14,850	Ultrapar Participacoes SA	940,202
55,947	Vale SA SP PREF ADR	1,690,718

	Total Brazil	7,310,393

Chile (1.8%)
7,800	Banco Santander Chile SA ADR	729,066

	Total Chile	729,066

China (3.0%)
931,000	PetroChina Company, Ltd.	1,222,788

	Total China	1,222,788

Hong Kong (10.1%)
205,000	AIA Group, Ltd.[a]	576,272
157,000	China Mobile, Ltd.	1,556,632
143,000	Hang Lung Group, Ltd.	939,533
54,500	Swire Pacific, Ltd., Class A	895,436
60,000	Swire Pacific, Ltd., Class B	177,457

	Total Hong Kong	4,145,330

Hungary (2.7%)
5,371	Richter Gedeon Nyrt	1,098,184

	Total Hungary	1,098,184

India (12.8%)
60,000	Bharti Airtel, Ltd.	481,356
6,500	GlaxoSmithKline Pharmaceuticals, Ltd.	339,716
2,200	Grasim Industries, Ltd.	115,222
4,350	Grasim Industries, Ltd. GDR	220,806
16,000	Hero Honda Motors, Ltd.	711,341
70,000	Hindustan Unilever, Ltd.	489,764
61,370	Housing Development Finance Corporation	999,116
7,500	ICICI Bank, Ltd.	191,933
5,000	ICICI Bank, Ltd. ADR	253,200
11,000	Infosys Technologies, Ltd.	845,914
3,900	Infosys Technologies, Ltd. ADR	296,712
9,947	Ultra Tech Cement, Ltd.	241,147
1,242	Ultra Tech Cement, Ltd. GDR	60,232

	Total India	5,246,459

Indonesia (2.3%)
156,000	PT Astra International Tbk	942,774

	Total Indonesia	942,774

Israel (0.7%)
6,200	Check Point Software
	Technologies, Ltd.[a]	286,812

	Total Israel	286,812

Luxembourg (2.2%)
18,100	Tenaris SA ADR	886,538

	Total Luxembourg	886,538

Malaysia (2.8%)
320,000	CIMB Group Holdings Berhad	882,250
66,500	Public Bank Berhad	280,363

	Total Malaysia	1,162,613

Mexico (7.3%)
21,200	Fomento Economico Mexicano SAB de CV ADR	1,185,504
6,800	Grupo Aeroportuario del Sureste SAB de CV ADR	383,860
221,000	Grupo Financiero Banorte SAB de CV ADR	1,050,421
120,300	Organizacion Soriana SAB de CV	384,765

	Total Mexico	3,004,550

Philippines (2.1%)
1,213,700	Ayala Land, Inc.	456,283
312,897	Bank of the Philippine Islands	421,129

	Total Philippines	877,412

Poland (1.5%)
10,290	Bank Pekao SA	622,621

	Total Poland	622,621

Russia (2.5%)
18,400	LUKOIL ADR	1,040,943

	Total Russia	1,040,943

South Africa (5.1%)
52,581	Massmart Holdings, Ltd.	1,171,128
82,800	Truworths International, Ltd.	900,953

	Total South Africa	2,072,081

South Korea (5.7%)
2,250	Samsung Electronics Company, Ltd.	1,284,325
1,570	Samsung Electronics Company, Ltd. GDR	452,209
1,130	Shinsegae Company, Ltd.	611,349

	Total South Korea	2,347,883

Taiwan (5.1%)
220,000	Taiwan Mobile Company, Ltd.	525,748
635,499	Taiwan Semiconductor Manufacturing Company, Ltd.	1,546,993

	Total Taiwan	2,072,741

Thailand (4.1%)
134,700	PTT Exploration & Production pcl	749,717
78,600	Siam Cement pcl	940,861

	Total Thailand	1,690,578

Turkey (4.4%)
224,833	Akbank TAS	1,245,508
16,299	BIM Birlesik Magazalar AS	552,987

	Total Turkey	1,798,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (96.5%)	Value
United Kingdom (2.4%)
35,750	Standard Chartered plc	$965,088

	Total United Kingdom	965,088

	Total Common Stock (cost $32,189,683)	39,523,349

	Total Investments (cost $32,189,683) 96.5%	$39,523,349

	Other Assets and Liabilities, Net 3.5%	1,420,323

	Total Net Assets 100.0%	$40,943,672

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,542,372
Gross unrealized depreciation	(499,355)

Net unrealized appreciation (depreciation)	$7,043,017

Cost for federal income tax purposes	$32,480,332

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Emerging Markets Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,142,363	—	4,142,363	—
Consumer Staples	4,123,592	1,185,504	2,938,088	—
Energy	6,394,924	3,482,217	2,912,707	—
Financials	10,933,094	2,302,577	8,630,517	—
Health Care	1,437,900	—	1,437,900	—
Industrials	3,524,057	664,898	2,859,159	—
Information Technology	4,712,965	1,035,733	3,677,232	—
Materials	1,690,718	1,690,718	—	—
Telecommunications Services	2,563,736	—	2,563,736	—

Total	$39,523,349	$10,361,647	$29,161,702	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains /(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(14,489)
Total Foreign Exchange Contracts		(14,489)

Total		($14,489)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(429)
Total Foreign Exchange Contracts		(429)

Total		($429)

The following table presents Partner Emerging Markets Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$26,734	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.3%)	Value
Diversified Real Estate Activities (0.1%)
15,000	Brookfield Asset Management, Inc.	$499,350

	Total Diversified Real Estate Activities	499,350

Diversified REITS (6.8%)
41,852	Colonial Properties Trust	755,429
9,800	Coresite Realty Corporation	133,672
20,425	Cousins Properties, Inc.	170,344
9,000	Excel Trust, Inc.	108,900
113,295	Liberty Property Trust[a]	3,616,376
16,500	PS Business Parks, Inc.	919,380
17,600	Retail Opportunity Investments Corporation	174,416
185,175	Vornado Realty Trust	15,430,633
32,920	Washington Real Estate Investment Trust[a]	1,020,191

	Total Diversified REITS	22,329,341

Financials (0.1%)
20,082	Cohen & Steers Quality Income Realty Fund, Inc.	173,709

	Total Financials	173,709

Hotels, Resorts & Cruise Lines (0.9%)
10,700	Gaylord Entertainment Company[a,b]	384,558
10,000	Marriott International, Inc.	415,400
35,221	Starwood Hotels & Resorts Worldwide, Inc.	2,140,732
6,000	Wyndham Worldwide Corporation	179,760

	Total Hotels, Resorts & Cruise Lines	3,120,450

Industrial REITS (5.0%)
163,474	AMB Property Corporation	5,183,761
221,353	DCT Industrial Trust, Inc.	1,175,385
57,053	DuPont Fabros Technology, Inc.[a]	1,213,517
27,000	EastGroup Properties, Inc.	1,142,640
20,000	First Industrial Realty Trust, Inc.[a,b]	175,200
38,431	First Potomac Realty Trust	646,409
477,735	ProLogis	6,898,493

	Total Industrial REITS	16,435,405

Mortgage REITS (1.2%)
14,950	Apollo Commercial Real Estate Finance, Inc.	244,432
5,000	Capstead Mortgage Corporation	62,950
126,800	Cypress Sharpridge Investments, Inc.	1,636,988
24,800	Dynex Capital, Inc.	270,816
53,100	Invesco Mortgage Capital, Inc.	1,159,704
6,500	Starwood Property Trust, Inc.	139,620
49,650	Two Harbors Investment Corporation	486,074

	Total Mortgage REITS	4,000,584

Office REITS (16.1%)
63,000	Alexandria Real Estate Equities, Inc.	4,615,380
145,017	BioMed Realty Trust, Inc.	2,704,567
164,500	Boston Properties, Inc.	14,163,450
164,940	Brandywine Realty Trust	1,921,551
24,402	CommonWealth REIT	622,495
69,955	Corporate Office Properties Trust	2,444,927
127,924	Digital Realty Trust, Inc.[a]	6,593,203
139,500	Douglas Emmett, Inc.[a]	2,315,700
198,500	Duke Realty Corporation	2,473,310
18,500	Government Properties Income Trust	495,615
70,300	Highwoods Properties, Inc.	2,239,055
67,061	Kilroy Realty Corporation	2,445,715
45,558	Lexington Realty Trust	362,186
84,475	Mack-Cali Realty Corporation	2,792,744
24,800	Piedmont Office Realty Trust, Inc.[a]	499,472
93,299	SL Green Realty Corporation	6,298,615

	Total Office REITS	52,987,985

Real Estate Operating Companies (0.9%)
104,300	Brookfield Properties Corporation[a]	1,828,379
63,940	Forest City Enterprises, Inc.[a,b]	1,067,159

	Total Real Estate Operating Companies	2,895,538

Residential REITS (17.8%)
92,600	American Campus Communities, Inc.	2,940,976
128,803	Apartment Investment & Management Company	3,328,270
38,400	Associated Estates Realty Corporation	587,136
91,340	AvalonBay Communities, Inc.	10,280,317
56,977	BRE Properties, Inc.	2,478,499
84,937	Camden Property Trust	4,584,899
60,000	Campus Crest Communities, Inc.[a]	841,200
36,000	Education Realty Trust, Inc.	279,720
49,015	Equity Lifestyle Properties, Inc.	2,741,409
303,950	Equity Residential	15,790,203
45,300	Essex Property Trust, Inc.	5,174,166
36,300	Home Properties, Inc.[a]	2,014,287
31,412	Mid-America Apartment Communities, Inc.	1,994,348
47,076	Post Properties, Inc.	1,708,859
6,000	Sun Communities, Inc.	199,860
163,431	UDR, Inc.	3,843,897

	Total Residential REITS	58,788,046

Retail REITS (25.0%)
54,078	Acadia Realty Trust	986,383
6,450	Agree Realty Corporation	168,925
144,780	CBL & Associates Properties, Inc.[a]	2,533,650
198,160	Developers Diversified Realty Corporation	2,792,074
33,181	Equity One, Inc.[a]	603,231
83,120	Federal Realty Investment Trust	6,477,542
376,450	General Growth Properties, Inc.	5,827,446
59,424	Glimcher Realty Trust	499,162
43,300	Inland Real Estate Corporation	381,040
342,225	Kimco Realty Corporation	6,173,739
60,100	Kite Realty Group Trust	325,141
142,242	Macerich Company	6,738,003
85,100	National Retail Properties, Inc.[a]	2,255,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.3%)	Value
Retail REITS (25.0%) - continued
17,300	Pennsylvania Real Estate Investment Trust[a]	$251,369
39,486	Ramco-Gershenson Properties Trust	491,601
29,425	Realty Income Corporation[a]	1,006,335
120,100	Regency Centers Corporation	5,073,024
8,500	Saul Centers, Inc.	402,475
316,390	Simon Property Group, Inc.	31,477,641
48,851	Tanger Factory Outlet Centers, Inc.	2,500,683
63,000	Taubman Centers, Inc.	3,180,240
88,700	Weingarten Realty Investors[a]	2,107,512

	Total Retail REITS	82,252,366

Specialized REITS (25.4%)
61,124	Ashford Hospitality Trust[b]	589,847
3,095	Chatham Lodging Trust	53,389
17,050	Chesapeake Lodging Trust	320,711
41,250	Cogdell Spencer, Inc.	239,250
136,493	DiamondRock Hospitality Company[b]	1,637,916
46,236	Entertainment Properties Trust	2,138,415
108,435	Extra Space Storage, Inc.	1,886,769
47,400	FelCor Lodging Trust, Inc.[b]	333,696
306,029	Health Care Property Investors, Inc.	11,258,807
140,974	Health Care REIT, Inc.[a]	6,716,001
48,875	Healthcare Realty Trust, Inc.	1,034,684
152,300	Hersha Hospitality Trust	1,005,180
75,355	Hospitality Properties Trust	1,736,179
701,404	Host Hotels & Resorts, Inc.	12,534,089
73,738	LaSalle Hotel Properties	1,946,683
6,200	LTC Properties, Inc.	174,096
60,778	Medical Properties Trust, Inc.	658,226
130,525	Nationwide Health Properties, Inc.	4,748,499
71,700	Omega Healthcare Investors, Inc.	1,608,948
19,050	Pebblebrook Hotel Trust	387,096
45,609	Plum Creek Timber Company, Inc.[a]	1,708,057
150,032	Public Storage, Inc.	15,216,245
25,300	Rayonier, Inc. REIT	1,328,756
9,683	Sabra Healthcare REIT, Inc.	178,167
126,256	Senior Housing Property Trust	2,770,057
9,700	Sovran Self Storage, Inc.	357,057
57,500	Strategic Hotel Capital, Inc.[b]	304,175
111,400	Sunstone Hotel Investors, Inc.[b]	1,150,762
68,475	U-Store-It Trust	652,567
170,759	Ventas, Inc.	8,961,432

	Total Specialized REITS	83,635,756

	Total Common Stock (cost $299,007,523)	327,118,530

Principal Amount	Long-Term Fixed Income (0.1%)
Collateralized Mortgage Obligations (0.1%)
	Countrywide Home Loans, Inc.
49,382	4.241%, 3/20/2036	48,896
	Deutsche Alt-A Securities, Inc.
113,277	5.888%, 6/25/2036	104,623
	Impac Secured Assets Corporation
$161,114	0.371%, 2/25/2037[c]	84,124

	Total Collateralized Mortgage Obligations	237,643

	Total Long-Term Fixed Income (cost $312,453)	237,643

Shares	Collateral Held for Securities Loaned (8.6%)
28,278,375	Thrivent Financial Securities Lending Trust	28,278,375

	Total Collateral Held for Securities Loaned (cost $28,278,375)	28,278,375

Principal Amount	Short-Term Investments (0.3%)[d]
1,065,000	Old Line Funding, LLC 0.170%, 1/3/2011[e]	1,064,990

	Total Short-Term Investments (at amortized cost)	1,064,990

	Total Investments (cost $328,663,341) 108.3%	$356,699,538

	Other Assets and Liabilities, Net (8.3%)	(27,248,887)

	Total Net Assets 100.0%	$329,450,651

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$51,885,865
Gross unrealized depreciation	(24,277,476)

Net unrealized appreciation (depreciation)	$27,608,389
Cost for federal income tax purposes	$329,091,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Real Estate Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified Real Estate Activities	499,350	499,350	—	—
Diversified REITS	22,329,341	22,329,341	—	—
Financials	173,709	173,709	—	—
Hotels, Resorts & Cruise Lines	3,120,450	3,120,450	—	—
Industrial REITS	16,435,405	16,435,405	—	—
Mortgage REITS	4,000,584	4,000,584	—	—
Office REITS	52,987,985	52,987,985	—	—
Real Estate Operating Companies	2,895,538	2,895,538	—	—
Residential REITS	58,788,046	58,788,046	—	—
Retail REITS	82,252,366	82,252,366	—	—
Specialized REITS	83,635,756	83,635,756	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	237,643	—	237,643	—
Collateral Held for Securities Loaned	28,278,375	28,278,375	–	—
Short-Term Investments	1,064,990	—	1,064,990	—

Total	$356,699,538	$355,396,905	$1,302,633	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$78,496,425	$244,038,945	$294,256,995	28,278,375	$28,278,375	$107,356
Total Value and Income Earned	78,496,425				28,278,375	107,356

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (93.7%)	Value
Alternative Carriers (0.5%)
2,400	TW Telecom, Inc.[a]	$40,920

	Total Alternative Carriers	40,920

Consumer Discretionary (1.4%)
3,400	Comcast Corporation	70,754
600	Time Warner Cable, Inc.	39,618

	Total Consumer Discretionary	110,372

Electric Utilities (33.2%)
3,200	AES Tiete SA	46,265
6,000	American Electric Power Company, Inc.	215,880
2,102	Cia Energetica de Minas Gerais ADR	34,872
900	Cleco Corporation	27,684
3,300	Companhia Energetica de Sao Paulo	53,675
400	CPFL Energia SA ADR	30,724
4,200	DPL, Inc.	107,982
10,000	Duke Energy Corporation	178,100
4,600	Edison International, Inc.	177,560
1,800	EDP - Energias do Brasil SA	41,975
3,600	Entergy Corporation	254,988
1,800	Exelon Corporation	74,952
2,800	FirstEnergy Corporation	103,656
3,500	ITC Holdings Corporation	216,930
6,300	NextEra Energy, Inc.	327,537
2,600	Northeast Utilities	82,888
1,300	NV Energy, Inc.	18,265
1,400	Pinnacle West Capital Corporation	58,030
2,800	PPL Corporation	73,696
2,200	Progress Energy, Inc.	95,656
8,870	Southern Company	339,100
2,400	Westar Energy, Inc.	60,384

	Total Electric Utilities	2,620,799

Energy (6.2%)
400	EOG Resources, Inc.	36,564
1,600	EQT Corporation	71,744
1,000	Petrohawk Energy Corporation[a]	18,250
3,300	QEP Resources, Inc.	119,823
400	Range Resources Corporation	17,992
900	Southwestern Energy Company[a]	33,687
2,500	Spectra Energy Corporation	62,475
2,000	Talisman Energy, Inc.	44,380
3,500	Williams Companies, Inc.	86,520

	Total Energy	491,435

Gas Utilities (3.2%)
9,000	Centrica plc	46,630
800	Energen Corporation	38,608
1,300	New Jersey Resources Corporation	56,043
500	ONEOK, Inc.	27,735
3,300	Questar Corporation	57,453
800	UGI Corporation	25,264

	Total Gas Utilities	251,733

Independent Power Producers & Energy Traders (4.3%)
7,700	AES Corporation[a]	93,786
5,500	Calpine Corporation[a]	73,370
8,300	International Power plc	56,841
6,000	NRG Energy, Inc.[a]	117,240

	Total Independent Power Producers & Energy Traders	341,237

Industrials (0.7%)
4,419	Iberdrola SA	34,264
700	Tetra Tech, Inc.[a]	17,542

	Total Industrials	51,806

Integrated Telecommunication Services (11.8%)
10,200	AT&T, Inc.	299,676
2,400	BCE, Inc.	85,104
700	CenturyLink, Inc.	32,319
1,128	Frontier Communications Corporation	10,975
25,000	Qwest Communications International, Inc.	190,250
100	Swisscom AG	43,959
1,900	Telefonica SA	43,379
5,000	Verizon Communications, Inc.	178,900
3,500	Windstream Corporation	48,790

	Total Integrated Telecommunication Services	933,352

Multi-Utilities (20.5%)
5,300	CenterPoint Energy, Inc.	83,316
8,900	CMS Energy Corporation	165,540
2,600	Consolidated Edison, Inc.	128,882
7,300	Dominion Resources, Inc.	311,856
600	DTE Energy Company	27,192
500	Integrys Energy Group, Inc.	24,255
1,600	NiSource, Inc.	28,192
1,600	NSTAR	67,504
1,100	OGE Energy Corporation	50,094
4,300	PG&E Corporation	205,712
6,800	Public Service Enterprise Group, Inc.	216,308
2,000	Sempra Energy	104,960
4,500	United Utilities Group plc	41,632
1,800	Wisconsin Energy Corporation	105,948
2,400	Xcel Energy, Inc.	56,520

	Total Multi-Utilities	1,617,911

Water Utilities (2.1%)
100	American States Water Company	3,447
3,200	American Water Works Company, Inc.	80,928
2,600	Aqua America, Inc.	58,448
700	California Water Service Group	26,089

	Total Water Utilities	168,912

Wireless Telecommunication Services (9.8%)
1,900	America Movil SA de CV ADR	108,946
900	American Tower Corporation[a]	46,476
800	Cellcom Israel, Ltd.	26,152
5,100	Clearwire Corporation[a]	26,265
1,700	Crown Castle International Corporation[a]	74,511

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (93.7%)	Value
Wireless Telecommunication Services (9.8%) - continued
400	Millicom International Cellular SA	$38,240
2,600	NII Holdings, Inc.[a]	116,116
1,500	NTELOS Holdings Corporation	28,575
1,300	Rogers Communications, Inc.	45,238
2,900	SBA Communications Corporation[a]	118,726
900	Vivo Participacoes SA ADR	29,331
4,500	Vodafone Group plc ADR	118,935

	Total Wireless Telecommunication Services	777,511

	Total Common Stock (cost $7,119,996)	7,405,988

	Total Investments (cost $7,119,996) 93.7%	$7,405,988

	Other Assets and Liabilities, Net 6.3%	500,826

	Total Net Assets 100.0%	$7,906,814

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$821,240
Gross unrealized depreciation	(535,251)

Net unrealized appreciation (depreciation)	$285,989
Cost for federal income tax purposes	$7,119,999

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Utilities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Alternative Carriers	40,920	40,920	—	—
Consumer Discretionary	110,372	110,372	—	—
Electric Utilities	2,620,799	2,478,884	141,915	—
Energy	491,435	491,435	—	—
Gas Utilities	251,733	205,103	46,630	—
Independent Power Producers & Energy Traders	341,237	284,396	56,841	—
Industrials	51,806	17,542	34,264	—
Integrated Telecommunication Services	933,352	846,014	87,338	—
Multi-Utilities	1,617,911	1,576,279	41,632	—
Water Utilities	168,912	168,912	—	—
Wireless Telecommunication Services	777,511	732,273	45,238	—

Total	$7,405,988	$6,952,130	$453,858	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	1,918
Total Foreign Exchange Contracts		1,918

Total		$1,918

The following table presents Partner Utilities Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$6,019	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (16.3%)
47,450	7 Days Group Holdings, Ltd. ADR[a,b]	$1,010,685
16,950	AnnTaylor Stores Corporation[b]	464,260
19,960	Asbury Automotive Group, Inc.[b]	368,861
52,160	Brunswick Corporation	977,478
41,790	Buffalo Wild Wings, Inc.[b]	1,832,491
19,750	California Pizza Kitchen, Inc.[b]	341,280
19,850	Capella Education Company[a,b]	1,321,613
6,070	Chico’s FAS, Inc.	73,022
6,550	Children’s Place Retail Stores, Inc.[b]	325,142
13,090	Cooper Tire & Rubber Company	308,662
8,510	Cracker Barrel Old Country Store, Inc.	466,093
78,690	Crocs, Inc.[b]	1,347,173
18,820	Deckers Outdoor Corporation[b]	1,500,707
29,820	DineEquity, Inc.[a,b]	1,472,512
106,570	Finish Line, Inc.	1,831,938
36,532	Gaylord Entertainment Company[a,b]	1,312,960
36,950	hhgregg, Inc.[a,b]	774,103
1,480	IMAX Corporation[a,b]	41,514
6,270	Jo-Ann Stores, Inc.[b]	377,579
10,700	Joseph A. Bank Clothiers, Inc.[b]	431,424
4,040	Maidenform Brands, Inc.[b]	96,031
76,100	Modine Manufacturing Company[b]	1,179,550
8,780	Polaris Industries, Inc.	685,016
147,870	Saks, Inc.[a,b]	1,582,209
45,100	Sotheby’s Holdings, Inc.	2,029,500
36,210	Steven Madden, Ltd.[b]	1,510,681
43,130	Tempur-Pedic International, Inc.[b]	1,727,788
27,540	Tenneco, Inc.[b]	1,133,546
107,040	Texas Roadhouse, Inc.[b]	1,837,877
61,200	True Religion Apparel, Inc.[b]	1,362,312
49,220	Ulta Salon Cosmetics & Fragrance, Inc.[b]	1,673,480
3,520	Vera Bradley, Inc.[b]	116,160
8,170	Vitamin Shoppe, Inc.[b]	274,839
27,350	Warnaco Group, Inc.[b]	1,506,165
14,080	WMS Industries, Inc.[b]	636,979

	Total Consumer Discretionary	33,931,630

Consumer Staples (2.9%)
3,420	Boston Beer Company, Inc.[b]	325,208
120,650	Cott Corporation[b]	1,087,056
20,610	Diamond Foods, Inc.[a]	1,096,040
10,200	Green Mountain Coffee Roasters, Inc.[a,b]	335,172
12,500	TreeHouse Foods, Inc.[b]	638,625
70,040	United Natural Foods, Inc.[b]	2,569,067

	Total Consumer Staples	6,051,168

Energy (5.3%)
14,160	Approach Resources Inc.[b]	327,096
7,670	BreitBurn Energy Partners LP	154,320
17,670	Brigham Exploration Company[b]	481,331
14,410	Carrizo Oil & Gas, Inc.[b]	497,001
27,390	Energy XXI Ltd.[b]	757,881
46,450	James River Coal Company[a,b]	1,176,578
175,683	Key Energy Services, Inc.[b]	2,280,365
5,360	Lufkin Industries, Inc.	334,410
9,760	Northern Oil and Gas, Inc.[b]	265,570
45,780	Oasis Petroleum, Inc.[b]	1,241,554
71,100	Patriot Coal Corporation[b]	1,377,207
16,750	Rex Energy Corporation[b]	228,638
44,467	Swift Energy Company[b]	1,740,883
7,330	T-3 Energy Services, Inc.[b]	291,954

	Total Energy	11,154,788

Financials (4.4%)
27,603	Bank of the Ozarks, Inc.	1,196,590
27,520	DuPont Fabros Technology, Inc.[a]	585,351
27,235	Green Dot Corporation[a,b]	1,545,314
8,290	Greenhill & Company, Inc.[a]	677,127
7,260	Harleysville Group, Inc.	266,732
3,790	IBERIABANK Corporation	224,103
26,230	MarketAxess Holdings, Inc.	545,846
81,830	National Financial Partners[b]	1,096,522
42,300	Radian Group, Inc.	341,361
92,720	Sunstone Hotel Investors, Inc.[b]	957,798
30,690	Tanger Factory Outlet Centers, Inc.	1,571,021
11,250	Umpqua Holdings Corporation	137,025

	Total Financials	9,144,790

Health Care (18.4%)
17,410	Acorda Therapeutics, Inc.[b]	474,597
25,420	Align Technology, Inc.[b]	496,707
87,210	Amarin Corporation plc ADR[a,b]	715,994
57,590	AMERIGROUP Corporation[b]	2,529,353
5,900	Ardea Biosciences, Inc.[a,b]	153,400
6,380	ArthroCare Corporation[b]	198,163
10,240	Bio-Reference Laboratories, Inc.[b]	227,123
42,430	Catalyst Health Solutions, Inc.[b]	1,972,571
40,550	Cepheid, Inc.[b]	922,513
18,440	Chemed Corporation	1,171,124
37,490	Cooper Companies, Inc.	2,112,187
3,420	Dexcom, Inc.[b]	46,683
18,690	Emergency Medical Services Corporation[b]	1,207,561
46,230	Exelixis, Inc.[b]	379,548
84,810	Healthsouth Corporation[b]	1,756,415
1,820	HeartWare International, Inc.[b]	159,377
32,060	Hill-Rom Holdings, Inc.	1,262,202
21,977	HMS Holding Corporation[b]	1,423,450
13,690	ICON plc ADR[b]	299,811
74,380	Impax Laboratories, Inc.[b]	1,495,782
52,160	Incyte Corporation[a,b]	863,770
49,460	Medicis Pharmaceutical Corporation	1,325,033
4,640	Medivation Inc.[b]	70,389
20,070	Mednax, Inc.[b]	1,350,510
8,060	Molina Healthcare, Inc.[b]	224,471
13,030	NxStage Medical, Inc.[b]	324,186
33,040	Onyx Pharmaceuticals, Inc.[b]	1,218,185
21,490	Orthofix International NVb	623,210
4,370	Par Pharmaceutical Companies, Inc.[b]	168,289
57,320	PAREXEL International Corporation[b]	1,216,904
22,880	Pharmasset, Inc.[b]	993,221
67,690	PSS World Medical, Inc.[b]	1,529,794
3,380	QLT Inc.[b]	24,775
29,520	Quality Systems, Inc.[a]	2,061,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Health Care (18.4%) - continued
30,330	Questcor Pharmaceuticals, Inc.[b]	$446,761
12,940	Regeneron Pharmaceuticals, Inc.[b]	424,820
22,930	Salix Pharmaceuticals, Ltd.[b]	1,076,793
57,950	Seattle Genetics, Inc.[a,b]	866,352
39,250	SXC Health Solutions Corporation[b]	1,682,255
26,190	Targacept, Inc.[b]	694,035
175,320	Tenet Healthcare Corporation[b]	1,172,891
37,110	Volcano Corporation[b]	1,013,474

	Total Health Care	38,375,765

Industrials (18.3%)
70,540	A123 Systems, Inc.[a,b]	672,952
68,450	Actuant Corporation	1,822,139
17,750	Alaska Air Group, Inc.[b]	1,006,247
2,180	American Science & Engineering, Inc.	185,801
126,570	ArvinMeritor, Inc.[b]	2,597,216
56,600	Avis Budget Group, Inc.[b]	880,696
26,130	Belden, Inc.	962,107
2,460	Chart Industries, Inc.[b]	83,099
24,500	Clean Harbors, Inc.[b]	2,059,960
5,010	Consolidated Graphics, Inc.[b]	242,634
30,840	Copa Holdings SA	1,814,626
24,390	EnerNOC, Inc.[a,b]	583,165
43,930	EnPro Industries, Inc.[b]	1,825,731
6,250	ESCO Technologies, Inc.	236,500
38,930	GATX Corporation	1,373,450
44,730	Genesee & Wyoming, Inc.[b]	2,368,454
87,730	GrafTech International, Ltd.[b]	1,740,563
11,100	Greenbrier Companies, Inc.[b]	232,989
76,880	Hexcel Corporation[b]	1,390,759
58,430	Hub Group, Inc.[b]	2,053,230
7,850	Huron Consulting Group, Inc.[b]	207,632
106,940	Kforce, Inc.[b]	1,730,289
62,670	Knight Transportation, Inc.	1,190,730
17,250	Lindsay Manufacturing Company[a]	1,025,167
5,130	Middleby Corporation[b]	433,075
23,520	Polypore International, Inc.[b]	957,970
24,870	Robbins & Myers, Inc.[a]	889,849
28,340	Triumph Group, Inc.	2,533,879
83,020	TrueBlue, Inc.[b]	1,493,530
43,110	WESCO International, Inc.[b]	2,276,208
32,126	Woodward Governor Company	1,206,653

	Total Industrials	38,077,300

Information Technology (25.3%)
42,870	Acme Packet, Inc.[b]	2,278,969
42,170	Aeroflex Holding Corp.[b]	693,697
19,720	Anixter International, Inc.	1,177,876
9,390	ANSYS, Inc.[b]	488,937
96,160	Ariba, Inc.[b]	2,258,798
108,190	Aruba Networks, Inc.[b]	2,259,007
39,620	Atheros Communications, Inc.[b]	1,423,150
13,130	Blue Coat Systems, Inc.[b]	392,193
9,150	Bottomline Technologies, Inc.[b]	198,647
17,550	Camelot Information Systems, Inc. ADR[b]	419,796
63,600	Cavium Networks, Inc.[a,b]	2,396,448
101,560	Cirrus Logic, Inc.[a,b]	1,622,929
16,320	Cogo Group, Inc.[b]	144,432
3,470	Coherent, Inc.[b]	156,636
32,540	Concur Technologies, Inc.[b]	1,689,802
44,520	Dice Holdings, Inc.[b]	638,862
171,780	Entropic Communications, Inc.[a,b]	2,075,102
28,450	Finisar Corporation[a,b]	844,681
7,950	Hittite Microwave Corporation[b]	485,268
73,470	Hypercom Corporation[b]	614,944
31,060	Inphi Corporation[a,b]	623,995
41,470	IntraLinks Holdings, Inc.[b]	775,904
93,260	Ixia[b]	1,564,903
50,200	Jack Henry & Associates, Inc.	1,463,330
15,190	Kenexa Corporation[b]	330,990
3,730	LogMeIn, Inc.[b]	165,388
13,190	Manhattan Associates, Inc.[b]	402,823
9,310	Motricity, Inc.[a,b]	172,887
8,740	NETGEAR, Inc.[b]	294,363
73,610	Netlogic Microsystems, Inc.[a,b]	2,312,090
10,240	NetScout Systems, Inc.[b]	235,622
83,510	OmniVision Technologies, Inc.[b]	2,472,731
8,490	OpenTable, Inc.[b]	598,375
6,530	Power Integrations, Inc.	262,114
61,850	Quantum Corporation[b]	230,082
35,290	Rackspace Hosting, Inc.[a,b]	1,108,459
59,750	Radiant Systems, Inc.[b]	1,169,308
67,980	Riverbed Technology, Inc.[b]	2,390,857
158,050	Sapient Corporation	1,912,405
5,860	Semtech Corporation[b]	132,670
15,740	Silicon Image, Inc.[b]	115,689
60,060	SuccessFactors, Inc.[b]	1,739,338
45,890	Synchronoss Technologies, Inc.[b]	1,225,722
59,520	Taleo Corporation[b]	1,645,728
124,260	Teradyne, Inc.[b]	1,744,610
19,360	Terremark Worldwide, Inc.[b]	250,712
87,010	TIBCO Software, Inc.[b]	1,714,967
47,120	Ultratech, Inc.[b]	936,746
20,690	Veeco Instruments, Inc.[a,b]	888,842
41,610	VeriFone Systems, Inc.[b]	1,604,482

	Total Information Technology	52,746,306

Materials (6.5%)
5,460	A. Schulman, Inc.	124,979
41,130	AK Steel Holding Corporation	673,298
50,140	Allied Nevada Gold Corporation[b]	1,319,184
6,330	Domtar Corporation	480,574
20,250	Globe Specialty Metals, Inc.	346,073
54,080	Huntsman Corporation	844,189
105,750	Louisiana-Pacific Corporation[b]	1,000,395
8,260	Market Vectors Junior Gold Miners ETF[a]	329,491
15,700	Noranda Aluminum Holding Corporation[b]	229,220
36,209	Rock-Tenn Company	1,953,476
109,980	Solutia, Inc.[b]	2,538,338
76,260	Stillwater Mining Company[b]	1,628,151
85,070	Thompson Creek Metals Company, Inc.[b]	1,252,230
7,000	Walter Energy, Inc.	894,880

	Total Materials	13,614,478

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Telecommunications Services (0.5%)
59,970	TW Telecom, Inc.[b]	$1,022,488

	Total Telecommunications Services	1,022,488

Utilities (<0.1%)
5,092	Artesian Resources Corporation[a]	96,493

	Total Utilities	96,493

	Total Common Stock (cost $148,314,758)	204,215,206

Shares	Collateral Held for Securities Loaned (14.0%)
29,124,371	Thrivent Financial Securities Lending Trust	29,124,371

	Total Collateral Held for Securities Loaned (cost $29,124,371)	29,124,371

Principal Amount	Short-Term Investments (2.3%)[c]
	Federal Home Loan Bank Discount Notes
2,000,000	0.095%, 1/14/2011[d]	1,999,932
	Liberty Street Funding, LLC
1,620,000	0.130%, 1/3/2011[d]	1,619,988
	Old Line Funding, LLC
1,250,000	0.170%, 1/3/2011[d]	1,249,988

	Total Short-Term Investments (at amortized cost)	4,869,908

	Total Investments (cost $182,309,037) 114.2%	$238,209,485

	Other Assets and Liabilities, Net (14.2%)	(29,684,820)

	Total Net Assets 100.0%	$208,524,665

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$56,124,732
Gross unrealized depreciation	(1,059,578)

Net unrealized appreciation (depreciation)	$55,065,154

Cost for federal income tax purposes	$183,144,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	33,931,630	33,931,630	—	—
Consumer Staples	6,051,168	6,051,168	—	—
Energy	11,154,788	11,154,788	—	—
Financials	9,144,790	9,144,790	—	—
Health Care	38,375,765	38,375,765	—	—
Industrials	38,077,300	38,077,300	—	—
Information Technology	52,746,306	52,746,306	—	—
Materials	13,614,478	13,614,478	—	—
Telecommunications Services	1,022,488	1,022,488	—	—
Utilities	96,493	96,493	—	—
Collateral Held for Securities Loaned	29,124,371	29,124,371	—	—
Short-Term Investments	4,869,908	—	4,869,908	—

Total	$238,209,485	$233,339,577	$4,869,908	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$21,405,506	$154,438,834	$146,719,969	29,124,371	$29,124,371	$157,747
Total Value and Income Earned	21,405,506				29,124,371	157,747

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (13.4%)
216,100	Aaron’s, Inc.	$4,406,279
31,000	Ascent Media Corporation[a]	1,201,560
62,000	Brunswick Corporation	1,161,880
41,700	Cavco Industries, Inc.[a]	1,946,973
47,500	CSS Industries, Inc.	978,975
59,100	Dorman Products, Inc.[a]	2,141,784
100,000	Drew Industries, Inc.	2,272,000
86,300	Fred’s, Inc.	1,187,488
96,000	Haverty Furniture Companies, Inc.	1,246,080
40,700	Hooker Furniture Corporation	575,091
66,200	M/I Homes, Inc.[a]	1,018,156
84,300	MarineMax, Inc.[a]	788,205
47,500	Matthews International Corporation	1,661,550
74,600	Men’s Wearhouse, Inc.	1,863,508
106,600	Meritage Homes Corporation[a]	2,366,520
189,900	Orient-Express Hotels, Ltd.[a]	2,466,801
567,000	Sealy Corporation[a,b]	1,655,640
143,400	Shiloh Industries, Inc.	1,713,630
62,100	Stanley Furniture Company, Inc.[a,b]	193,131
159,600	Stein Mart, Inc.	1,476,300
44,350	Steven Madden, Ltd.[a]	1,850,282
113,400	Winnebago Industries, Inc.[a]	1,723,680

	Total Consumer Discretionary	35,895,513

Consumer Staples (0.9%)
242,300	Alliance One International, Inc.[a]	1,027,352
32,000	Nash Finch Company	1,360,320

	Total Consumer Staples	2,387,672

Energy (5.5%)
17,900	Carbo Ceramics, Inc.	1,853,366
90,900	Cloud Peak Energy, Inc.[a]	2,111,607
61,100	Forest Oil Corporation[a]	2,319,967
70,200	Gulf Island Fabrication, Inc.	1,978,236
261,700	Hercules Offshore, Inc.[a]	905,482
38,000	Oasis Petroleum, Inc.[a]	1,030,560
127,900	Penn Virginia Corporation	2,151,278
150,200	Tetra Technologies, Inc.[a]	1,782,874
4,200	Whiting Petroleum Corporation[a]	492,198

	Total Energy	14,625,568

Financials (22.3%)
86,300	Alterra Capital Holdings, Ltd.	1,867,532
195,800	Ares Capital Corporation	3,226,784
185,100	CBL & Associates Properties, Inc.[b]	3,239,250
127,500	Cedar Shopping Centers, Inc.	801,975
98,600	Columbia Banking System, Inc.	2,076,516
80,400	East West Bancorp, Inc.	1,571,820
48,500	Employers Holdings, Inc.	847,780
99,400	First Opportunity Fund, Inc.[a]	738,542
68,500	First Potomac Realty Trust	1,152,170
96,000	Glacier Bancorp, Inc.	1,450,560
67,800	Gladstone Capital Corporation[b]	781,056
76,600	Hatteras Financial Corporation[b]	2,318,682
133,200	Hercules Technology Growth Capital, Inc.	1,379,952
79,600	Home Bancshares, Inc.	1,753,588
19,400	iShares Russell 2000 Value Fund[b]	1,379,146
56,400	JMP Group, Inc.	430,332
58,200	Kilroy Realty Corporation	2,122,554
203,500	Kite Realty Group Trust	1,100,935
77,500	LaSalle Hotel Properties	2,046,000
3,800	Markel Corporation[a]	1,436,894
100,000	Meadowbrook Insurance Group, Inc.	1,025,000
70,400	National Interstate Corporation	1,506,560
37,800	Parkway Properties, Inc.	662,256
40,700	Pebblebrook Hotel Trust	827,024
175,400	PennantPark Investment Corporation	2,146,896
31,500	Piper Jaffray Companies[a]	1,102,815
71,700	Potlatch Corporation	2,333,835
70,900	ProAssurance Corporation[a]	4,296,540
135,700	Redwood Trust, Inc.	2,026,001
123,100	Safeguard Scientifics, Inc.[a]	2,102,548
145,400	Sandy Spring Bancorp, Inc.	2,679,722
53,300	SeaBright Holdings, Inc.	491,426
54,100	SVB Financial Group[a]	2,870,005
296,600	Western Alliance Bancorp[a,b]	2,182,976
43,500	Wintrust Financial Corporation[b]	1,436,805

	Total Financials	59,412,477

Health Care (4.9%)
69,812	Accelrys, Inc.[a]	579,440
37,800	Angiodynamics, Inc.[a]	580,986
6,700	Atrion Corporation	1,202,382
94,000	Infinity Pharmaceuticals, Inc.[a,b]	557,420
842,100	Lexicon Pharmaceuticals, Inc.[a,b]	1,212,624
32,500	National Healthcare Corporation	1,503,775
110,500	Owens & Minor, Inc.	3,252,015
90,500	Triple-S Management Corporation[a]	1,726,740
61,100	West Pharmaceutical Services, Inc.	2,517,320

	Total Health Care	13,132,702

Industrials (25.0%)
56,400	A.O. Smith Corporation	2,147,712
35,800	Alaska Air Group, Inc.[a]	2,029,502
28,000	Ameron International Corporation	2,138,360
38,700	Applied Industrial Technologies, Inc.	1,256,976
19,300	Astec Industries, Inc.[a]	625,513
146,400	Beacon Roofing Supply, Inc.[a]	2,616,168
47,500	Belden, Inc.	1,748,950
33,400	Cascade Corporation	1,579,152
28,800	Circor International, Inc.	1,217,664
64,600	Colfax Corporation[a]	1,189,286
87,200	Comfort Systems USA, Inc.	1,148,424
36,800	Courier Corporation	571,136
50,800	Dolan Company[a]	707,136
17,400	Franklin Electric Company, Inc.	677,208
25,200	FTI Consulting, Inc.[a]	939,456
57,200	G & K Services, Inc.	1,768,052
85,300	Genesee & Wyoming, Inc.[a]	4,516,635
98,100	Gibraltar Industries, Inc.[a]	1,331,217
111,900	Greenbrier Companies, Inc.[a]	2,348,781
64,700	Hub Group, Inc.[a]	2,273,558
54,300	IDEX Corporation	2,124,216
92,800	Insituform Technologies, Inc.[a]	2,460,128
48,500	Kaman Corporation	1,409,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.0%) Value
Industrials (25.0%) - continued
101,800	Kforce, Inc.[a]	$1,647,124
84,800	Kirby Corporation[a]	3,735,440
49,700	Kratos Defense & Security Solutions, Inc.[a]	654,549
110,000	McGrath Rentcorp	2,884,200
40,800	Mine Safety Appliances Company	1,270,104
118,200	Navigant Consulting, Inc.[a]	1,087,440
29,500	Nordson Corporation	2,710,460
70,800	Robbins & Myers, Inc.[b]	2,533,224
95,000	SkyWest, Inc.	1,483,900
52,300	Sterling Construction Company, Inc.[a]	681,992
28,700	Sun Hydraulics Corporation	1,084,860
46,500	Universal Forest Products, Inc.	1,808,850
142,500	Vitran Corporation, Inc.[a]	1,869,600
69,050	Waste Connections, Inc.	1,900,947
65,400	Woodward Governor Company	2,456,424

	Total Industrials	66,634,239

Information Technology (10.9%)
134,700	Advanced Energy Industries, Inc.[a]	1,837,308
36,500	ATMI, Inc.[a]	727,810
138,800	Brooks Automation, Inc.[a]	1,258,916
16,100	Cabot Microelectronics Corporation[a]	667,345
65,900	Cognex Corporation	1,938,778
59,100	Cohu, Inc.	979,878
120,500	Electro Rent Corporation	1,947,280
53,300	Electro Scientific Industries, Inc.[a]	854,399
136,800	Ixia[a]	2,295,504
14,000	Littelfuse, Inc.	658,840
85,300	Methode Electronics, Inc.	1,106,341
126,000	Monotype Imaging Holdings, Inc.[a]	1,398,600
86,500	Progress Software Corporation[a]	3,660,680
158,000	ShoreTel, Inc.[a]	1,233,980
316,000	Sonus Networks, Inc.[a]	843,720
48,500	Standard Microsystems Corporation[a]	1,398,255
82,400	StarTek, Inc.[a]	417,768
66,400	Synnex Corporation[a]	2,071,680
75,600	Teradyne, Inc.[a]	1,061,424
66,200	Xyratex, Ltd.[a]	1,079,722
297,700	Zarlink Semiconductor, Inc.[a,b]	556,401
79,500	Zygo Corporation[a]	972,285

	Total Information Technology	28,966,914

Materials (9.2%)
39,300	AMCOL International Corporation	1,218,300
79,000	AptarGroup, Inc.	3,758,030
75,300	Arch Chemicals, Inc.	2,856,129
56,700	Carpenter Technology Corporation	2,281,608
45,400	Clearwater Paper Corporation[a]	3,554,820
60,100	Franco-Nevada Corporation	2,010,385
48,200	Innospec, Inc.[a]	983,280
23,700	Minerals Technologies, Inc.	1,550,217
118,300	Myers Industries, Inc.	1,152,242
215,600	North American Palladium, Ltd.[a,b]	1,496,264
96,000	Sims Metal Management, Ltd. ADR	2,096,640
188,000	Wausau Paper Corporation	1,618,680

	Total Materials	24,576,595

Telecommunications Services (0.2%)
95,000	Premiere Global Services, Inc.[a]	646,000
	Total Telecommunications Services	646,000

Utilities (4.7%)
43,700	Black Hills Corporation[b]	1,311,000
99,800	Cleco Corporation	3,069,848
97,900	El Paso Electric Company[a]	2,695,187
23,700	Empire District Electric Company[b]	526,140
53,200	NorthWestern Corporation	1,533,756
65,400	Southwest Gas Corporation	2,398,218
44,600	Vectren Corporation	1,131,948

	Total Utilities	12,666,097

	Total Common Stock (cost $213,298,234)	258,943,777

	Preferred Stock (0.9%)
Financials (0.6%)
8,100	Assured Guaranty, Ltd., Convertible	597,213
820	East West Bancorp, Inc.[c]	1,166,450

	Total Financials	1,763,663

Health Care (0.3%)
51,400	National Healthcare Corporation, Convertible[c]	704,180

	Total Health Care	704,180

	Total Preferred Stock (cost $1,910,546)	2,467,843

Shares	Collateral Held for Securities Loaned (7.2%)
19,198,200	Thrivent Financial Securities
	Lending Trust	19,198,200
	Total Collateral Held for Securities Loaned (cost $19,198,200)	19,198,200

Principal Amount	Short-Term Investments (1.9%)[d]	Value
	Ciesco, LLC
5,085,000	0.120%, 1/3/2011	5,084,966

	Total Short-Term Investments (at amortized cost)	5,084,966

	Total Investments (cost $239,491,946) 107.0%	$285,694,786

	Other Assets and Liabilities, Net (7.0%)	(18,755,904)

	Total Net Assets 100.0%	$266,938,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2010

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$61,615,087
Gross unrealized depreciation	(16,769,449)

Net unrealized appreciation (depreciation)	$44,845,638

Cost for federal income tax purposes	$240,849,148

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	35,895,513	35,895,513	—	—
Consumer Staples	2,387,672	2,387,672	—	—
Energy	14,625,568	14,625,568	—	—
Financials	59,412,477	59,412,477	—	—
Health Care	13,132,702	13,132,702	—	—
Industrials	66,634,239	66,634,239	—	—
Information Technology	28,966,914	28,966,914	—	—
Materials	24,576,595	22,566,210	2,010,385	—
Telecommunications Services	646,000	646,000	—	—
Utilities	12,666,097	12,666,097	—	—
Preferred Stock
Financials	1,763,663	—	1,763,663	—
Health Care	704,180	704,180	—	—
Collateral Held for Securities Loaned	19,198,200	19,198,200	—	—
Short-Term Investments	5,084,966	—	5,084,966	—

Total	$285,694,786	$276,835,772	$8,859,014	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Small Cap Value Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Preferred Stock Financials	760,032	7,800	(147,819)	—	(22,800)	—	(597,213)	—

Total	$760,032	$7,800	($147,819)	$—	($22,800)	$—	($597,213)	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Small Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	279
Total Foreign Exchange Contracts		279

Total		$279

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2010

The following table presents Partner Small Cap Value Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$317	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$30,107,005	$125,234,426	$136,143,231	19,198,200	$19,198,200	$28,916
Total Value and Income Earned	30,107,005				19,198,200	28,916

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (89.7%)	Value
Consumer Discretionary (13.0%)
226,000	Cooper Tire & Rubber Company	$5,329,080
13,800	DreamWorks Animation SKG, Inc.[a]	406,686
311,000	Foot Locker, Inc.	6,101,820
15,200	KB Home	205,048
66,200	Knology, Inc.[a]	1,034,706
12,600	P.F. Chang’s China Bistro, Inc.[b]	610,596
23,400	Panera Bread Company[a]	2,368,314
509,200	Pier 1 Imports, Inc.[a]	5,346,600
75,972	Signet Jewelers, Ltd.[a]	3,297,185
6,000	Toll Brothers, Inc.[a]	114,000
91,900	Warnaco Group, Inc.[a]	5,060,933
135,400	Williams-Sonoma, Inc.	4,832,426
105,777	WMS Industries, Inc.[a]	4,785,351

	Total Consumer Discretionary	39,492,745

Consumer Staples (2.7%)
17,400	Corn Products International, Inc.	800,400
6,500	Diamond Foods, Inc.[b]	345,670
81,000	Herbalife, Ltd.	5,537,970
26,900	TreeHouse Foods, Inc.[a]	1,374,321

	Total Consumer Staples	8,058,361

Energy (11.3%)
155,700	Arch Coal, Inc.	5,458,842
11,000	Cloud Peak Energy, Inc.[a]	255,530
237,100	Complete Production Services, Inc.[a]	7,006,305
89,400	Dresser-Rand Group, Inc.[a]	3,807,546
141,200	Forest Oil Corporation[a]	5,361,364
755,282	International Coal Group, Inc.[a]	5,845,883
244,000	James River Coal Company[a,b]	6,180,520
25,300	Willbros Group, Inc.[a]	248,446

	Total Energy	34,164,436

Financials (15.0%)
60,000	Affiliated Managers Group, Inc.[a]	5,953,200
4,100	East West Bancorp, Inc.	80,155
136,600	First Niagara Financial Group, Inc.[b]	1,909,668
54,600	Healthcare Realty Trust, Inc.	1,155,882
80,800	Hercules Technology Growth Capital, Inc.	837,088
61,050	Home Bancshares, Inc.	1,344,931
38,100	IBERIABANK Corporation	2,252,853
174,800	LaSalle Hotel Properties	4,614,720
46,200	MB Financial, Inc.	800,184
564,400	Ocwen Financial Corporation[a]	5,384,376
35,800	Potlatch Corporation	1,165,290
21,900	Prosperity Bancshares, Inc.	860,232
88,000	Solar Capital, Ltd.[b]	2,180,640
109,900	SVB Financial Group[a]	5,830,195
269,800	Texas Capital Bancshares, Inc.[a]	5,738,646
217,400	Zions Bancorporation	5,267,602

	Total Financials	45,375,662

Health Care (10.4%)
253,000	Align Technology, Inc.[a,b]	4,943,620
29,500	Conceptus, Inc.[a,b]	407,100
96,100	Covance, Inc.[a]	4,940,501
234,304	Endologix, Inc.[a]	1,675,274
133,300	LifePoint Hospitals, Inc.[a]	4,898,775
42,100	Omnicare, Inc.[b]	1,068,919
34,200	PAREXEL International Corporation[a]	726,066
198,300	PSS World Medical, Inc.[a]	4,481,580
83,500	Salix Pharmaceuticals, Ltd.[a]	3,921,160
71,200	United Therapeutics Corporation[a]	4,501,264

	Total Health Care	31,564,259

Industrials (15.2%)
61,500	Deluxe Corporation	1,415,730
135,650	FTI Consulting, Inc.[a]	5,057,032
56,600	Herman Miller, Inc.	1,431,980
57,300	ICF International, Inc.[a]	1,473,756
16,000	Kforce, Inc.[a]	258,880
282,000	Knight Transportation, Inc.	5,358,000
26,700	Landstar System, Inc.	1,093,098
497,300	Manitowoc Company, Inc.	6,519,603
99,800	Navigant Consulting, Inc.[a]	918,160
23,400	Old Dominion Freight Line, Inc.[a]	748,566
189,400	Oshkosh Corporation[a]	6,674,456
138,500	Shaw Group, Inc.[a]	4,740,855
20,000	Steelcase, Inc.	211,400
52,800	Sykes Enterprises, Inc.[a]	1,069,728
117,000	Teledyne Technologies, Inc.[a]	5,144,490
17,800	URS Corporation[a]	740,658
90,800	Waste Connections, Inc.	2,499,724
38,000	Werner Enterprises, Inc.	858,800

	Total Industrials	46,214,916

Information Technology (17.6%)
115,200	ADTRAN, Inc.	4,171,392
3,300	Arrow Electronics, Inc.[a]	113,025
471,866	Atmel Corporation[a]	5,813,389
142,374	Cogo Group, Inc.[a]	1,260,010
144,900	CommVault Systems, Inc.[a]	4,147,038
196,800	GSI Commerce, Inc.[a]	4,565,760
107,800	Informatica Corporation[a]	4,746,434
58,600	Ingram Micro, Inc.[a]	1,118,674
277,200	Monster Worldwide, Inc.[a]	6,550,236
153,200	Plantronics, Inc.	5,702,104
157,800	Plexus Corporation[a]	4,882,332
5,300	Tech Data Corporation[a]	233,306
414,630	Teradyne, Inc.[a]	5,821,405
222,300	TIBCO Software, Inc.[a]	4,381,533

	Total Information Technology	53,506,638

Materials (1.0%)
15,000	Packaging Corporation of America	387,600
92,600	Puda Coal, Inc.[a,b]	1,319,550
26,400	Reliance Steel & Aluminum Company	1,349,040

	Total Materials	3,056,190

Telecommunications Services (0.5%)
76,600	NTELOS Holdings Corporation	1,459,230

	Total Telecommunications Services	1,459,230

Utilities (3.0%)
122,100	Southwest Gas Corporation	4,477,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (89.7%)	Value
Utilities (3.0%) - continued
142,600	UGI Corporation	$4,503,308

	Total Utilities	8,980,715

	Total Common Stock (cost $217,374,883)	271,873,152

Shares	Collateral Held for Securities Loaned (4.5%)	Value
13,642,150	Thrivent Financial Securities Lending Trust	13,642,150

	Total Collateral Held for Securities Loaned (cost $13,642,150)	13,642,150

Principal Amount	Short-Term Investments (10.4%)[c]	Value
	Federal Home Loan Bank Discount Notes
13,795,000	0.089%, 1/14/2011[d]	13,794,554
10,000,000	0.060%, 1/19/2011[d]	9,999,700
	U.S. Treasury Bills
7,800,000	0.117%, 2/24/2011[d,e]	7,798,659

	Total Short-Term Investments (at amortized cost)	31,592,913

	Total Investments (cost $262,609,946) 104.6%	$317,108,215

	Other Assets and Liabilities, Net (4.6%)	(13,870,912)

	Total Net Assets 100.0%	$303,237,303

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2010, $1,799,690 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$55,656,911
Gross unrealized depreciation	(1,588,055)

Net unrealized appreciation (depreciation)	$54,068,856

Cost for federal income tax purposes	$263,039,359

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Small Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	39,492,745	39,492,745	—	—
Consumer Staples	8,058,361	8,058,361	—	—
Energy	34,164,436	34,164,436	—	—
Financials	45,375,662	45,375,662	—	—
Health Care	31,564,259	31,564,259	—	—
Industrials	46,214,916	46,214,916	—	—
Information Technology	53,506,638	53,506,638	—	—
Materials	3,056,190	3,056,190	—	—
Telecommunications Services	1,459,230	1,459,230	—	—
Utilities	8,980,715	8,980,715	—	—
Collateral Held for Securities Loaned	13,642,150	13,642,150	—	—
Short-Term Investments	31,592,913	—	31,592,913	—

Total	$317,108,215	$285,515,302	$31,592,913	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	428,418	428,418	–	–

Total Asset Derivatives	$428,418	$428,418	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	335	March 2011	$25,778,632	$26,207,050	$428,418
Total Futures Contracts					$428,418

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	428,418
Total Equity Contracts		428,418

Total Asset Derivatives		$428,418

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,592,368
Total Equity Contracts		1,592,368
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(12,596)
Total Foreign Exchange Contracts		(12,596)

Total		$1,579,772

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	428,418
Total Equity Contracts		428,418
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	5,249
Total Foreign Exchange Contracts		5,249

Total		$433,667

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$9,184,925	3.5%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$8,513	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$14,969,779	$153,332,890	$154,660,519	13,642,150	$13,642,150	$149,475
Total Value and Income Earned	14,969,779				13,642,150	149,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (14.5%)
8,100	American Public Education, Inc.[a,b]	$301,644
12,100	Arbitron, Inc.	502,392
5,400	Arctic Cat, Inc.[b]	79,056
8,400	Audiovox Corporation[b]	72,492
9,700	Big 5 Sporting Goods Corporation	148,119
615	Biglari Holdings, Inc.[b]	252,279
10,000	BJ’s Restaurants, Inc.[b]	354,300
6,500	Blue Nile, Inc.[a,b]	370,890
2,500	Blyth, Inc.	86,200
19,525	Brown Shoe Company, Inc.	271,983
39,500	Brunswick Corporation	740,230
11,650	Buckle, Inc.[a]	440,021
8,200	Buffalo Wild Wings, Inc.[b]	359,570
18,000	Cabela’s, Inc.[a,b]	391,500
10,900	California Pizza Kitchen, Inc.[b]	188,352
29,000	Callaway Golf Company	234,030
7,300	Capella Education Company[a,b]	486,034
25,600	Carter’s, Inc.[b]	755,456
13,100	Cato Corporation	359,071
9,125	CEC Entertainment, Inc.[b]	354,324
11,700	Children’s Place Retail Stores, Inc.[b]	580,788
16,225	Christopher & Banks Corporation	99,784
14,200	Coinstar, Inc.[a,b]	801,448
27,400	Coldwater Creek, Inc.[b]	86,858
38,100	Corinthian Colleges, Inc.[a,b]	198,501
10,500	Cracker Barrel Old Country Store, Inc.	575,085
39,000	Crocs, Inc.[b]	667,680
7,000	DineEquity, Inc.[a,b]	345,660
8,500	Drew Industries, Inc.	193,120
13,633	E.W. Scripps Company[b]	138,375
12,750	Ethan Allen Interiors, Inc.[a]	255,127
23,793	Finish Line, Inc.	409,002
17,550	Fred’s, Inc.	241,488
10,700	Genesco, Inc.[b]	401,143
10,700	Group 1 Automotive, Inc.[a]	446,832
8,400	Haverty Furniture Companies, Inc.	109,032
13,600	Helen of Troy, Ltd.[b]	404,464
12,450	Hibbett Sports, Inc.[b]	459,405
27,900	Hillenbrand, Inc.	580,599
20,175	Hot Topic, Inc.	126,497
17,200	HSN, Inc.[b]	527,008
32,400	Iconix Brand Group, Inc.[b]	625,644
18,200	Interval Leisure Group, Inc.[b]	293,748
23,600	Jack in the Box, Inc.[b]	498,668
12,300	JAKKS Pacific, Inc.[a,b]	224,106
11,830	Jo-Ann Stores, Inc.[b]	712,403
12,262	Joseph A. Bank Clothiers, Inc.[b]	494,404
9,700	Kid Brands, Inc.[b]	82,935
7,100	Kirkland’s, Inc.[b]	99,613
12,200	K-Swiss, Inc.[b]	152,134
23,200	La-Z-Boy, Inc.[b]	209,264
9,800	Lithia Motors, Inc.	140,042
66,618	Live Nation Entertainment, Inc.[b]	760,778
42,400	Liz Claiborne, Inc.[a,b]	303,584
10,500	Lumber Liquidators Holdings, Inc.[a,b]	261,555
8,200	M/I Homes, Inc.[b]	126,116
10,500	Maidenform Brands, Inc.[b]	249,585
9,600	Marcus Corporation	127,392
9,900	MarineMax, Inc.[b]	92,565
23,500	Men’s Wearhouse, Inc.	587,030
14,300	Meritage Homes Corporation[b]	317,460
6,300	Midas, Inc.[b]	51,093
5,000	Monarch Casino & Resort, Inc.[b]	62,500
13,650	Monro Muffler Brake, Inc.	472,153
7,700	Movado Group, Inc.[b]	124,278
12,700	Multimedia Games, Inc.[b]	70,866
11,900	NutriSystem, Inc.[a]	250,257
8,400	O’Charley’s, Inc.[b]	60,480
38,000	OfficeMax, Inc.[b]	672,600
6,300	Oxford Industries, Inc.	161,343
10,300	P.F. Chang’s China Bistro, Inc.[a]	499,138
8,900	Papa John’s International, Inc.[b]	246,530
5,700	Peet’s Coffee & Tea, Inc.[a,b]	237,918
23,500	Pep Boys - Manny, Moe & Jack	315,605
4,400	Perry Ellis International, Inc.[b]	120,868
10,100	PetMed Express, Inc.[a]	179,881
27,500	Pinnacle Entertainment, Inc.[b]	385,550
22,212	Pool Corporation[a]	500,658
4,300	Pre-Paid Legal Services, Inc.[a,b]	259,075
58,200	Quiksilver, Inc.[b]	295,074
9,600	RC2 Corporation[b]	208,992
6,900	Red Robin Gourmet Burgers, Inc.[b]	148,143
29,000	Ruby Tuesday, Inc.[b]	378,740
13,900	Ruth’s Hospitality Group, Inc.[b]	64,357
24,025	Shuffle Master, Inc.[b]	275,086
15,200	Skechers USA, Inc.[b]	304,000
3,000	Skyline Corporation	78,240
15,700	Sonic Automotive, Inc.	207,868
27,652	Sonic Corporation[b]	279,838
14,800	Spartan Motors, Inc.	90,132
16,300	Stage Stores, Inc.	282,642
5,300	Stamps.com, Inc.	70,225
8,800	Standard Motor Products, Inc.	120,560
44,800	Standard Pacific Corporation[b]	206,080
12,100	Stein Mart, Inc.	111,925
10,200	Steven Madden, Ltd.[b]	425,544
8,500	Sturm, Ruger & Company, Inc.[a]	129,965
10,300	Superior Industries International, Inc.	218,566
25,900	Texas Roadhouse, Inc.[b]	444,703
11,400	True Religion Apparel, Inc.[b]	253,764
16,500	Tuesday Morning Corporation[b]	87,120
6,600	Universal Electronic, Inc.[b]	187,242
9,300	Universal Technical Institute, Inc.	204,786
7,600	Volcom, Inc.	143,412
13,000	Winnebago Industries, Inc.[b]	197,600
21,700	Wolverine World Wide, Inc.	691,796
10,800	Zale Corporation[b]	46,008
9,400	Zumiez, Inc.[b]	252,578

	Total Consumer Discretionary	31,830,644

Consumer Staples (3.3%)
39,900	Alliance One International, Inc.[b]	169,176
8,300	Andersons, Inc.	301,705
4,100	Boston Beer Company, Inc.[b]	389,869
5,300	Calavo Growers, Inc.	122,165
5,900	Cal-Maine Foods, Inc.[a]	186,322
16,800	Casey’s General Stores, Inc.	714,168
24,700	Central Garden & Pet Company[b]	244,036
36,700	Darling International, Inc.[b]	487,376
9,900	Diamond Foods, Inc.[a]	526,482

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Consumer Staples (3.3%) - continued
19,100	Hain Celestial Group, Inc.[b]	$516,846
6,300	J & J Snack Foods Corporation	303,912
6,100	Medifast, Inc.[b]	176,168
5,400	Nash Finch Company	229,554
8,600	Sanderson Farms, Inc.	336,690
4,100	Seneca Foods Corporation[b]	110,618
20,600	Snyders-Lance, Inc.	482,864
10,100	Spartan Stores, Inc.	171,195
15,800	TreeHouse Foods, Inc.[b]	807,222
21,500	United Natural Foods, Inc.[b]	788,620
7,470	WD-40 Company	300,892

	Total Consumer Staples	7,365,880

Energy (5.2%)
10,300	Basic Energy Services, Inc.[b]	169,744
16,100	Bristow Group, Inc.[b]	762,335
8,400	Carbo Ceramics, Inc.	869,736
5,700	Contango Oil & Gas Company[b]	330,201
6,400	Gulf Island Fabrication, Inc.	180,352
12,300	Gulfport Energy Corporation[b]	266,295
19,800	Holly Corporation	807,246
10,500	Hornbeck Offshore Services, Inc.[b]	219,240
68,100	ION Geophysical Corporation[b]	577,488
13,400	Lufkin Industries, Inc.	836,026
11,900	Matrix Service Company[b]	144,942
22,500	Oil States International, Inc.[b]	1,442,025
20,300	Penn Virginia Corporation	341,446
10,400	Petroleum Development Corporation[b]	438,984
25,100	PetroQuest Energy, Inc.[a,b]	189,003
24,400	Pioneer Drilling Company[b]	214,964
9,450	SEACOR Holdings, Inc.	955,300
5,420	Seahawk Drilling, Inc.[b]	48,509
21,600	Stone Energy Corporation[b]	481,464
18,700	Swift Energy Company[b]	732,105
34,050	Tetra Technologies, Inc.[b]	404,174
30,800	World Fuel Services Corporation	1,113,728

	Total Energy	11,525,307

Financials (18.6%)
18,128	Acadia Realty Trust	330,655
8,400	Amerisafe, Inc.[b]	147,000
21,300	Bank Mutual Corporation	101,814
5,900	Bank of the Ozarks, Inc.	255,765
58,500	BioMed Realty Trust, Inc.	1,091,025
34,400	Boston Private Financial Holdings, Inc.	225,320
26,700	Brookline Bancorp, Inc.	289,695
13,200	Cash America International, Inc.	487,476
21,400	Cedar Shopping Centers, Inc.	134,606
6,900	City Holding Company[a]	249,987
37,400	Colonial Properties Trust	675,070
17,500	Columbia Banking System, Inc.	368,550
14,900	Community Bank System, Inc.	413,773
24,365	Delphi Financial Group, Inc.	702,687
69,067	DiamondRock Hospitality Company[b]	828,804
12,275	Dime Community Bancshares	179,092
12,000	EastGroup Properties, Inc.	507,840
10,100	eHealth, Inc.[a,b]	143,319
17,900	Employers Holdings, Inc.	312,892
20,700	Entertainment Properties Trust	957,375
39,200	Extra Space Storage, Inc.	682,080
22,200	EZCORP, Inc.[b]	602,286
149,600	First BanCorp[a,b]	68,816
13,500	First Cash Financial Services, Inc.[b]	418,365
42,700	First Commonwealth Financial Corporation	302,316
25,900	First Financial Bancorp	478,632
9,300	First Financial Bankshares, Inc.[a]	475,974
33,212	First Midwest Bancorp, Inc.	382,602
15,800	Forestar Real Estate Group, Inc.[b]	304,940
31,300	Franklin Street Properties Corporation	446,025
32,100	Glacier Bancorp, Inc.	485,031
13,100	Hancock Holding Company[a]	456,666
69,600	Hanmi Financial Corporation[a,b]	80,040
28,900	Healthcare Realty Trust, Inc.	611,813
9,720	Home Bancshares, Inc.	214,132
16,900	Home Properties, Inc.[a]	937,781
17,600	Horace Mann Educators Corporation	317,504
9,400	Independent Bank Corporation (MA)	254,270
5,500	Infinity Property & Casualty Corporation	339,900
34,300	Inland Real Estate Corporation	301,840
18,900	Interactive Brokers Group, Inc.	336,798
18,600	Investment Technology Group, Inc.[b]	304,482
23,300	Kilroy Realty Corporation	849,751
28,800	Kite Realty Group Trust	155,808
17,000	LaBranche & Company, Inc.[b]	61,200
32,600	LaSalle Hotel Properties	860,640
57,259	Lexington Realty Trust	455,209
11,700	LTC Properties, Inc.	328,536
50,100	Medical Properties Trust, Inc.	542,583
15,300	Mid-America Apartment Communities, Inc.	971,397
17,100	Nara Bancorp, Inc.[b]	167,922
19,600	National Financial Partners[b]	262,640
56,500	National Penn Bancshares, Inc.	453,695
37,400	National Retail Properties, Inc.[a]	991,100
5,500	Navigators Group, Inc.[b]	276,925
15,300	NBT Bancorp, Inc.	369,495
43,000	Old National Bancorp	511,270
18,900	optionsXpress Holdings, Inc.	296,163
9,900	Parkway Properties, Inc.	173,448
24,800	Pennsylvania Real Estate Investment Trust[a]	360,344
15,100	Pinnacle Financial Partners, Inc.[b]	205,058
7,100	Piper Jaffray Companies[b]	248,571
7,600	Portfolio Recovery Associates, Inc.[b]	571,520
21,700	Post Properties, Inc.	787,710
9,700	Presidential Life Corporation	96,321
26,200	PrivateBancorp, Inc.	376,756
13,700	ProAssurance Corporation[b]	830,220
23,300	Provident Financial Services, Inc.	352,529
8,300	PS Business Parks, Inc.	462,476
7,300	RLI Corporation	383,761
11,000	S&T Bancorp, Inc.[a]	248,490
6,700	Safety Insurance Group, Inc.	318,719
5,100	Saul Centers, Inc.	241,485
24,100	Selective Insurance Group, Inc.	437,415
18,200	Signature Bank[b]	910,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Financials (18.6%) - continued
7,700	Simmons First National Corporation	$219,450
12,300	Sovran Self Storage, Inc.	452,763
12,200	Sterling Bancorp	127,734
46,000	Sterling Bancshares, Inc.	322,920
8,300	Stewart Information Services Corporation[a]	95,699
15,700	Stifel Financial Corporation[b]	974,028
58,100	Susquehanna Bancshares, Inc.	562,408
14,026	SWS Group, Inc.	70,831
18,100	Tanger Factory Outlet Centers, Inc.	926,539
16,400	Texas Capital Bancshares, Inc.[b]	348,828
3,640	Tompkins Financial Corporation	142,542
18,500	Tower Group, Inc.	473,230
18,300	TradeStation Group, Inc.[b]	123,525
35,282	Trustco Bank Corporation NYa	223,688
13,300	UMB Financial Corporation	550,886
51,300	Umpqua Holdings Corporation	624,834
17,100	United Bankshares, Inc.[a]	499,320
43,276	United Community Banks, Inc.[b]	84,388
9,400	United Fire & Casualty Company	209,808
5,500	Universal Health Realty Income Trust	200,915
10,600	Urstadt Biddle Properties, Inc.	206,170
43,400	Whitney Holding Corporation	614,110
41,400	Wilmington Trust Corporation	179,676
9,000	Wilshire Bancorp, Inc.	68,580
15,400	Wintrust Financial Corporation	508,662
7,012	World Acceptance Corporation[a,b]	370,234

	Total Financials	40,945,963

Health Care (12.4%)
9,900	Abaxis, Inc.[b]	265,815
31,800	Affymetrix, Inc.[b]	159,954
4,900	Air Methods Corporation[b]	275,723
30,400	Align Technology, Inc.[a,b]	594,016
3,700	Almost Family, Inc.[b]	142,154
13,033	Amedisys, Inc.[a,b]	436,606
34,200	American Medical Systems Holdings, Inc.[b]	645,012
22,200	AMERIGROUP Corporation[b]	975,024
17,700	AMN Healthcare Services, Inc.[b]	108,678
13,850	AmSurg Corporation[b]	290,158
5,700	Analogic Corporation	282,207
17,000	ArQule, Inc.[b]	99,790
10,900	Bio-Reference Laboratories, Inc.[b]	241,762
13,400	Cambrex Corporation[b]	69,278
5,700	Cantel Medical Corporation	133,380
17,500	Catalyst Health Solutions, Inc.[b]	813,575
22,000	Centene Corporation[b]	557,480
10,100	Chemed Corporation	641,451
4,900	Computer Programs and Systems, Inc.	229,516
12,550	CONMED Corporation[b]	331,697
20,500	Cooper Companies, Inc.	1,154,970
2,900	Corvel Corporation[b]	140,215
14,000	Cross Country Healthcare, Inc.[b]	118,580
12,850	CryoLife, Inc.[b]	69,647
26,400	Cubist Pharmaceuticals, Inc.[b]	564,960
10,700	Cyberonics, Inc.[b]	331,914
7,700	Dionex Corporation[b]	908,677
9,600	Emergent Biosolutions, Inc.[b]	225,216
5,800	Ensign Group, Inc.	144,246
15,597	Enzo Biochem, Inc.[b]	82,352
19,600	eResearch Technology, Inc.[b]	144,060
7,800	Genoptix, Inc.[b]	148,356
13,300	Gentiva Health Services, Inc.[b]	353,780
10,400	Greatbatch, Inc.[b]	251,160
11,000	Haemonetics Corporation[b]	694,980
14,500	Hanger Orthopedic Group, Inc.[b]	307,255
25,600	Healthspring, Inc.[b]	679,168
15,400	Healthways, Inc.[b]	171,864
4,600	Hi-Tech Pharmacal Company[b]	114,770
12,300	HMS Holding Corporation[b]	796,671
5,200	ICU Medical, Inc.[b]	189,800
9,000	Integra LifeSciences Holdings Corporation[b]	425,700
14,400	Invacare Corporation	434,304
7,200	IPC The Hospitalist Company, Inc.[b]	280,872
6,600	Kendle International, Inc.[b]	71,874
3,800	Kensey Nash Corporation[b]	105,754
4,200	Landauer, Inc.	251,874
8,550	LCA-Vision, Inc.[b]	49,162
7,100	LHC Group, Inc.[b]	213,000
14,900	Magellan Health Services, Inc.[b]	704,472
14,900	Martek Biosciences Corporation[b]	466,370
9,200	MedCath Corporation[b]	128,340
18,100	Meridian Bioscience, Inc.	419,196
12,600	Merit Medical Systems, Inc.[b]	199,458
7,500	Molina Healthcare, Inc.[b]	208,875
5,500	MWI Veterinary Supply, Inc.[b]	347,325
13,000	Natus Medical, Inc.[b]	184,340
10,050	Neogen Corporation[b]	412,351
14,800	Omnicell, Inc.[b]	213,860
8,300	Palomar Medical Technologies, Inc.[b]	117,943
15,800	Par Pharmaceutical Companies, Inc.[b]	608,458
25,900	PAREXEL International Corporation[b]	549,857
13,200	PharMerica Corporation[b]	151,140
24,700	PSS World Medical, Inc.[b]	558,220
8,500	Quality Systems, Inc.[a]	593,470
32,400	Regeneron Pharmaceuticals, Inc.[b]	1,063,692
11,200	RehabCare Group, Inc.[b]	265,440
25,900	Salix Pharmaceuticals, Ltd.[b]	1,216,264
31,400	Savient Pharmaceuticals, Inc.[a,b]	349,796
7,700	SurModics, Inc.[b]	91,399
16,200	Symmetry Medical, Inc.[b]	149,850
34,900	Viropharma, Inc.[b]	604,468
14,800	West Pharmaceutical Services, Inc.	609,760
9,700	Zoll Medical Corporation[b]	361,131

	Total Health Care	27,293,932

Industrials (15.8%)
14,900	A.O. Smith Corporation	567,392
5,300	AAON, Inc.	149,513
17,500	AAR Corporation[b]	480,725
20,900	ABM Industries, Inc.	549,670
30,400	Actuant Corporation	809,248
9,900	Administaff, Inc.	290,070
6,700	Aerovironment, Inc.[b]	179,761
12,300	Albany International Corporation	291,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Industrials (15.8%) - continued
6,800	Allegiant Travel Company[a]	$334,832
4,000	American Science & Engineering, Inc.	340,920
12,500	Apogee Enterprises, Inc.	168,375
16,850	Applied Industrial Technologies, Inc.	547,288
5,900	Applied Signal Technology, Inc.	223,551
11,300	Arkansas Best Corporation	309,846
8,800	Astec Industries, Inc.[b]	285,208
5,500	AZZ, Inc.	220,055
6,700	Badger Meter, Inc.[a]	296,274
20,300	Barnes Group, Inc.	419,601
20,925	Belden, Inc.	770,459
23,400	Brady Corporation	763,074
22,400	Briggs & Stratton Corporation	441,056
4,100	Cascade Corporation	193,848
5,800	CDI Corporation	107,822
11,050	Ceradyne, Inc.[b]	348,407
7,600	Circor International, Inc.	321,328
22,500	CLARCOR, Inc.	965,025
17,000	Comfort Systems USA, Inc.	223,890
4,600	Consolidated Graphics, Inc.[b]	222,778
7,000	Cubic Corporation	330,050
20,500	Curtiss-Wright Corporation	680,600
13,700	Dolan Company[b]	190,704
15,600	Dycom Industries, Inc.[b]	230,100
29,600	EMCOR Group, Inc.[b]	857,808
8,500	Encore Wire Corporation	213,180
9,300	EnPro Industries, Inc.[b]	386,508
11,800	ESCO Technologies, Inc.	446,512
13,400	Esterline Technologies Corporation[b]	919,106
6,200	Exponent, Inc.[b]	232,686
28,200	Federal Signal Corporation	193,452
12,900	Forward Air Corporation	366,102
8,300	G & K Services, Inc.	256,553
26,700	GenCorp, Inc.[b]	138,039
28,800	Geo Group, Inc.[b]	710,208
13,500	Gibraltar Industries, Inc.[b]	183,195
21,030	Griffon Corporation[b]	267,922
29,737	Healthcare Services Group, Inc.	483,821
22,948	Heartland Express, Inc.	367,627
7,800	Heidrick & Struggles International, Inc.	223,470
16,600	Hub Group, Inc.[b]	583,324
11,300	II-VI, Inc.[b]	523,868
17,600	Insituform Technologies, Inc.[b]	466,576
28,600	Interface, Inc.	447,590
12,600	John Bean Technologies Corporation	253,638
11,600	Kaman Corporation	337,212
14,900	Kaydon Corporation	606,728
12,700	Kelly Services, Inc.[b]	238,760
27,750	Knight Transportation, Inc.	527,250
1,700	Lawson Products, Inc.	42,313
5,650	Lindsay Manufacturing Company[a]	335,779
7,800	Lydall, Inc.[b]	62,790
16,300	Mobile Mini, Inc.[b]	320,947
20,250	Moog, Inc.[b]	805,950
16,800	Mueller Industries, Inc.	549,360
2,300	National Presto Industries, Inc.	299,023
7,560	NCI Building Systems, Inc.[b]	105,764
18,825	Old Dominion Freight Line, Inc.[b]	602,212
16,500	On Assignment, Inc.[b]	134,475
25,900	Orbital Sciences Corporation[b]	443,667
12,100	Orion Marine Group, Inc.[b]	140,360
3,900	Powell Industries, Inc.[b]	128,232
16,775	Quanex Building Products Corporation	318,222
14,700	Robbins & Myers, Inc.[a]	525,966
7,100	School Specialty, Inc.[b]	98,903
23,600	SFN Group, Inc.[b]	230,336
17,600	Simpson Manufacturing Company, Inc.	544,016
24,600	SkyWest, Inc.	384,252
6,500	Standard Register Company	22,165
5,600	Standex International Corporation	167,496
18,100	Sykes Enterprises, Inc.[b]	366,706
16,200	Teledyne Technologies, Inc.[b]	712,314
27,506	Tetra Tech, Inc.[b]	689,300
13,900	Toro Company	856,796
10,200	Tredegar Corporation	197,676
7,300	Triumph Group, Inc.	652,693
19,600	TrueBlue, Inc.[b]	352,604
6,500	UniFirst Corporation	357,825
10,400	United Stationers, Inc.[b]	663,624
8,600	Universal Forest Products, Inc.	334,540
9,000	Viad Corporation	229,230
8,700	Vicor Corporation	142,680
5,500	Volt Information Sciences, Inc.[b]	47,575
13,000	Watts Water Technologies, Inc.	475,670

	Total Industrials	34,825,453

Information Technology (19.3%)
17,300	Advanced Energy Industries, Inc.[b]	235,972
9,000	Agilysys, Inc.[b]	50,670
12,500	Anixter International, Inc.	746,625
55,223	Arris Group, Inc.[b]	619,602
14,000	ATMI, Inc.[b]	279,160
12,913	Avid Technology, Inc.[b]	225,461
5,200	Bel Fuse, Inc.	124,280
27,150	Benchmark Electronics, Inc.[b]	493,044
7,900	Black Box Corporation	302,491
19,500	Blackbaud, Inc.	505,050
19,200	Blue Coat Systems, Inc.[b]	573,504
14,400	Bottomline Technologies, Inc.[b]	312,624
30,300	Brightpoint, Inc.[b]	264,519
29,207	Brooks Automation, Inc.[b]	264,907
10,200	Cabot Microelectronics Corporation[b]	422,790
13,500	CACI International, Inc.[b]	720,900
9,800	Ceva, Inc.[b]	200,900
17,700	Checkpoint Systems, Inc.[b]	363,735
31,700	CIBER, Inc.[b]	148,356
17,800	Cognex Corporation	523,676
10,600	Cohu, Inc.	175,748
19,200	CommVault Systems, Inc.[b]	549,504
10,300	Compellent Technologies, Inc.[b]	284,177
11,300	comScore, Inc.[b]	252,103
12,300	Comtech Telecommunications Corporation	341,079
15,200	CSG Systems International, Inc.[b]	287,888
15,200	CTS Corporation	168,112
13,200	Cymer, Inc.[b]	594,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Information Technology (19.3%) - continued
74,300	Cypress Semiconductor Corporation[b]	$1,380,494
15,800	Daktronics, Inc.	251,536
18,100	DealerTrack Holdings, Inc.[b]	363,267
10,900	DG FastChannel, Inc.[b]	314,792
11,300	Digi International, Inc.[b]	125,430
16,150	Diodes, Inc.[b]	435,888
10,700	DSP Group, Inc.[b]	87,098
7,600	DTS, Inc.[b]	372,780
15,600	Ebix, Inc.[a,b]	369,252
10,600	Electro Scientific Industries, Inc.[b]	169,918
6,800	EMS Technologies, Inc.[b]	134,504
20,800	Epicor Software Corporation[b]	210,080
14,500	EPIQ Systems, Inc.	199,085
20,300	Exar Corporation[b]	141,694
7,200	FARO Technologies, Inc.[b]	236,448
17,000	FEI Company[b]	448,970
6,500	Forrester Research, Inc.	229,385
11,300	Gerber Scientific, Inc.[b]	88,931
43,600	Harmonic, Inc.[b]	373,652
17,000	Heartland Payment Systems, Inc.	262,140
11,000	Hittite Microwave Corporation[b]	671,440
11,000	Hutchinson Technology, Inc.[a,b]	40,810
12,900	iGATE Corporation	254,259
16,300	InfoSpace, Inc.[b]	135,290
20,675	Insight Enterprises, Inc.[b]	272,083
7,900	Integral Systems, Inc.[b]	78,289
5,900	Interactive Intelligence, Inc.[b]	154,344
21,400	Intermec, Inc.[b]	270,924
10,000	Intevac, Inc.[b]	140,100
20,300	J2 Global Communication, Inc.[b]	587,685
19,500	JDA Software Group, Inc.[b]	546,000
13,800	Knot, Inc.[b]	136,344
29,700	Kopin Corporation[b]	123,552
31,600	Kulicke and Soffa Industries, Inc.[b]	227,520
7,600	Liquidity Services, Inc.[b]	106,780
9,900	Littelfuse, Inc.	465,894
7,400	LogMeIn, Inc.[b]	328,116
8,300	LoJack Corporation[b]	53,618
9,700	Manhattan Associates, Inc.[b]	296,238
7,600	MAXIMUS, Inc.	498,408
10,800	Mercury Computer Systems, Inc.[b]	198,504
16,500	Methode Electronics, Inc.	214,005
22,400	Micrel, Inc.[a]	290,976
37,200	Microsemi Corporation[b]	851,880
3,700	MicroStrategy, Inc.[b]	316,239
22,400	MKS Instruments, Inc.[b]	548,576
16,100	Monolithic Power Systems, Inc.[b]	265,972
6,800	MTS Systems Corporation	254,728
3,500	NCI, Inc.[b]	80,465
15,900	NETGEAR, Inc.[b]	535,512
15,600	NetScout Systems, Inc.[b]	358,956
13,700	Network Equipment Technologies, Inc.[a,b]	63,431
16,400	Newport Corporation[b]	284,868
14,200	Novatel Wireless, Inc.[b]	135,610
8,700	Oplink Communications, Inc.[b]	160,689
8,400	OSI Systems, Inc.[b]	305,424
9,150	Park Electrochemical Corporation	274,500
8,600	PC-Tel, Inc.[b]	51,600
13,200	Perficient, Inc.[b]	165,000
11,200	Pericom Semiconductor Corporation[b]	122,976
18,000	Plexus Corporation[b]	556,920
12,400	Power Integrations, Inc.	497,736
19,300	Progress Software Corporation[b]	816,776
18,900	Pulse Electronics Corporation	100,548
14,900	Radiant Systems, Inc.[b]	291,593
11,000	RadiSys Corporation[b]	97,900
10,500	RightNow Technologies, Inc.[b]	248,535
12,600	Rofin-Sinar Technologies, Inc.[b]	446,544
7,000	Rogers Corporation[b]	267,750
14,100	Rudolph Technologies, Inc.[b]	116,043
11,900	ScanSource, Inc.[b]	379,610
12,500	Sigma Designs, Inc.[b]	177,125
13,400	Smith Micro Software, Inc.[b]	210,916
21,700	Sonic Solutions, Inc.[a,b]	325,500
12,600	Sourcefire, Inc.[b]	326,718
10,100	Standard Microsystems Corporation[b]	291,183
5,600	StarTek, Inc.[b]	28,392
9,300	Stratasys, Inc.[a,b]	303,552
11,300	Super Micro Computer, Inc.[b]	130,402
5,800	Supertex, Inc.[b]	140,244
19,650	Symmetricom, Inc.[b]	139,319
15,300	Synaptics, Inc.[a,b]	449,514
10,800	Synchronoss Technologies, Inc.[b]	288,468
10,500	Synnex Corporation[b]	327,600
37,950	Take-Two Interactive Software, Inc.[b]	464,508
18,000	Taleo Corporation[b]	497,700
30,800	Tekelec, Inc.[b]	366,828
12,900	TeleTech Holdings, Inc.[b]	265,611
22,500	Tessera Technologies, Inc.[b]	498,375
30,537	THQ, Inc.[b]	185,054
4,600	Tollgrade Communications, Inc.[b]	42,688
71,100	TriQuint Semiconductor, Inc.[b]	831,159
19,400	TTM Technologies, Inc.[b]	289,254
11,200	Tyler Technologies, Inc.[b]	232,512
10,900	Ultratech, Inc.[b]	216,692
38,600	United Online, Inc.	254,760
32,975	Varian Semiconductor Equipment Associates, Inc.[b]	1,219,086
17,900	Veeco Instruments, Inc.[a,b]	768,984
18,300	Viasat, Inc.[b]	812,703
12,100	Volterra Semiconductor Corporation[b]	280,236
18,600	Websense, Inc.[b]	376,650
17,000	Wright Express Corporation[b]	782,000

	Total Information Technology	42,438,438

Materials (4.5%)
14,000	A. Schulman, Inc.	320,460
7,500	A.M. Castle & Company[b]	138,075
11,200	AMCOL International Corporation	347,200
9,800	American Vanguard Corporation	83,692
11,200	Arch Chemicals, Inc.	424,816
12,700	Balchem Corporation	429,387
9,000	Brush Engineered Materials, Inc.[b]	347,760
17,700	Buckeye Technologies, Inc.	371,877
25,300	Calgon Carbon Corporation[b]	382,536
25,200	Century Aluminum Company[b]	391,356
5,200	Clearwater Paper Corporation[b]	407,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.9%)	Value
Materials (4.5%) - continued
4,800	Deltic Timber Corporation	$270,432
19,700	Eagle Materials, Inc.	556,525
21,800	H.B. Fuller Company	447,336
27,300	Headwaters, Inc.[b]	125,034
6,600	Kaiser Aluminum Corporation	330,594
17,000	KapStone Paper and Packaging Corporation[b]	260,100
7,200	LSB Industries, Inc.[b]	174,672
15,963	Myers Industries, Inc.	155,480
6,600	Neenah Paper, Inc.	129,888
4,100	Olympic Steel, Inc.	117,588
13,700	OM Group, Inc.[b]	527,587
5,300	Penford Corporation[b]	32,383
41,800	PolyOne Corporation[b]	522,082
5,000	Quaker Chemical Corporation	208,350
13,400	RTI International Metals, Inc.[b]	361,532
8,100	Schweitzer-Mauduit International, Inc.	509,652
3,400	Stepan Company	259,318
18,500	STR Holdings, Inc.[b]	370,000
12,400	Texas Industries, Inc.[a]	567,672
22,100	Wausau Paper Corporation	190,281
9,650	Zep, Inc.	191,842

	Total Materials	9,952,667

Telecommunications Services (0.6%)
4,000	Atlantic Tele-Network, Inc.	153,360
13,700	Cbeyond, Inc.[a,b]	209,336
17,500	General Communication, Inc.[b]	221,550
14,700	Neutral Tandem, Inc.[b]	212,268
13,300	NTELOS Holdings Corporation	253,365
9,900	USA Mobility, Inc.	175,923

	Total Telecommunications Services	1,225,802

Utilities (3.7%)
13,933	ALLETE, Inc.	519,144
8,250	American States Water Company	284,378
25,500	Avista Corporation	574,260
5,900	Central Vermont Public Service Corporation	128,974
7,000	CH Energy Group, Inc.	342,230
19,100	El Paso Electric Company[b]	525,823
10,000	Laclede Group, Inc.	365,400
18,350	New Jersey Resources Corporation	791,068
11,900	Northwest Natural Gas Company	552,993
16,200	NorthWestern Corporation	467,046
32,300	Piedmont Natural Gas Company, Inc.[a]	903,108
13,300	South Jersey Industries, Inc.	702,506
20,300	Southwest Gas Corporation	744,401
22,466	UIL Holdings Corporation	673,081
16,300	UniSource Energy Corporation	584,192

	Total Utilities	8,158,604

	Total Common Stock (cost $172,779,073)	215,562,690

	Collateral Held for Securities Loaned (8.0%)
17,693,984	Thrivent Financial Securities Lending Trust	$17,693,984

	Total Collateral Held for Securities Loaned (cost $17,693,984)	17,693,984

Principal Amount	Short-Term Investments (2.1%)[c]
	U.S. Treasury Bills
4,550,000	0.118%, 2/24/2011[d,e]	4,549,212

	Total Short-Term Investments (at amortized cost)	4,549,212

	Total Investments (cost $195,022,269) 108.0%	$237,805,886

	Other Assets and Liabilities, Net (8.0%)	(17,704,712)

	Total Net Assets 100.0%	$220,101,174

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2010, $349,939 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$59,087,120
Gross unrealized depreciation	(21,140,971)

Net unrealized appreciation (depreciation)	$37,946,149

Cost for federal income tax purposes	$199,859,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Small Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	31,830,644	31,830,644	—	—
Consumer Staples	7,365,880	7,365,880	—	—
Energy	11,525,307	11,525,307	—	—
Financials	40,945,963	40,945,963	—	—
Health Care	27,293,932	27,293,932	—	—
Industrials	34,825,453	34,825,453	—	—
Information Technology	42,438,438	42,438,438	—	—
Materials	9,952,667	9,952,667	—	—
Telecommunications Services	1,225,802	1,225,802	—	—
Utilities	8,158,604	8,158,604	—	—
Collateral Held for Securities Loaned	17,693,984	17,693,984	—	—
Short-Term Investments	4,549,212	—	4,549,212	—

Total	$237,805,886	$233,256,674	$4,549,212	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives Futures Contracts	36,419	36,419	—	—

Total Asset Derivatives	$36,419	$36,419	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	59	March 2011	$4,579,151	$4,615,570	$36,419
Total Futures Contracts					$36,419

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	36,419
Total Equity Contracts		36,419

Total Asset Derivatives		$36,419

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	188,802
Total Equity Contracts		188,802

Total		$188,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(76,863)
Total Equity Contracts		(76,863)

Total		($76,863)

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,533,852	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$24,200,701	$88,983,876	$95,490,593	17,693,984	$17,693,984	$208,235
Total Value and Income Earned	24,200,701				17,693,984	208,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2010

Shares	Common Stock (94.1%)	Value
Consumer Discretionary (13.6%)
32,200	Abercrombie & Fitch Company	$1,855,687
99,100	American Eagle Outfitters, Inc.	1,449,833
22,100	Autoliv, Inc.	1,744,574
23,700	BorgWarner, Inc.[a]	1,714,932
36,400	Darden Restaurants, Inc.	1,690,416
32,500	Discovery Communications, Inc.[a]	1,355,250
50,550	Dollar Tree, Inc.[a]	2,834,844
44,600	DreamWorks Animation SKG, Inc.[a]	1,314,362
34,700	Guess ?, Inc.	1,642,004
54,900	International Game Technology	971,181
81,000	MGM Resorts International[a,b]	1,202,850
21,100	O’Reilly Automotive, Inc.[a]	1,274,862
14,700	P.F. Chang’s China Bistro, Inc.[b]	712,362
52,500	Toll Brothers, Inc.[a]	997,500
13,100	VF Corporation	1,128,958

	Total Consumer Discretionary	21,889,615

Consumer Staples (5.7%)
59,900	Avon Products, Inc.	1,740,694
31,784	BJ’s Wholesale Club, Inc.[a]	1,522,453
20,700	Clorox Company	1,309,896
56,200	H.J. Heinz Company	2,779,652
34,200	Whole Foods Market, Inc.[a]	1,730,178

	Total Consumer Staples	9,082,873

Energy (11.0%)
39,400	Alpha Natural Resources, Inc.[a]	2,365,182
19,400	Dresser-Rand Group, Inc.[a]	826,246
32,200	ENSCO International plc ADR	1,718,836
65,800	Forest Oil Corporation[a]	2,498,426
37,900	Frontline, Ltd.[b]	961,523
83,300	Nabors Industries, Ltd.[a]	1,954,218
119,900	Petrohawk Energy Corporation[a]	2,188,175
21,700	Range Resources Corporation	976,066
31,400	Sunoco, Inc.	1,265,734
50,900	Ultra Petroleum Corporation[a]	2,431,493
48,300	Willbros Group, Inc.[a]	474,306

	Total Energy	17,660,205

Financials (5.3%)
68,400	Discover Financial Services	1,267,452
6,600	IntercontinentalExchange, Inc.[a]	786,390
46,800	Lazard, Ltd.	1,848,132
21,700	MSCI, Inc.[a]	845,432
26,400	PartnerRe, Ltd.	2,121,240
80,793	TCF Financial Corporation[b]	1,196,544
26,800	TD Ameritrade Holding Corporation	508,932

	Total Financials	8,574,122

Health Care (12.0%)
10,600	Alexion Pharmaceuticals, Inc.[a]	853,830
29,900	Beckman Coulter, Inc.	2,249,377
172,200	Boston Scientific Corporation[a,b]	1,303,554
25,100	C.R. Bard, Inc.	2,303,427
15,300	Cephalon, Inc.[a]	944,316
43,000	CIGNA Corporation	1,576,380
89,100	Hologic, Inc.[a]	1,676,862
24,600	Hospira, Inc.[a]	1,369,974
22,400	Life Technologies Corporation[a]	1,243,200
75,300	Myriad Genetics, Inc.[a]	1,719,852
20,900	Shire Pharmaceuticals Group plc ADR	1,512,742
27,800	Thermo Fisher Scientific, Inc.[a]	1,539,008
25,500	Vertex Pharmaceuticals, Inc.[a]	893,265

	Total Health Care	19,185,787

Industrials (16.9%)
52,700	Aecom Technology Corporation[a]	1,474,019
72,000	BE Aerospace, Inc.[a]	2,666,160
49,500	Delta Air Lines, Inc.[a]	623,700
49,700	Expeditors International of Washington, Inc.	2,713,620
24,699	FTI Consulting, Inc.[a]	920,779
55,400	JB Hunt Transport Services, Inc.	2,260,874
76,600	Knight Transportation, Inc.	1,455,400
36,700	Manpower, Inc.	2,303,292
39,500	Pentair, Inc.	1,442,145
19,200	Precision Castparts Corporation	2,672,832
36,500	Quanta Services, Inc.[a]	727,080
19,600	Roper Industries, Inc.	1,498,028
36,800	Ryanair Holdings plc ADR	1,131,968
38,600	Shaw Group, Inc.[a]	1,321,278
19,300	SPX Corporation	1,379,757
30,100	Stericycle, Inc.[a]	2,435,692

	Total Industrials	27,026,624

Information Technology (18.6%)
20,787	Akamai Technologies, Inc.[a]	978,028
14,500	Altera Corporation	515,910
15,300	ANSYS, Inc.[a]	796,671
174,000	Atmel Corporation[a]	2,143,680
19,400	CommVault Systems, Inc.[a]	555,228
62,400	Electronic Arts, Inc.[a]	1,022,112
32,300	F5 Networks, Inc.[a]	4,204,168
57,100	JDS Uniphase Corporation[a]	826,808
79,800	Marvell Technology Group, Ltd.[a]	1,480,290
9,200	Mercadolibre, Inc.[a]	613,180
52,260	Monster Worldwide, Inc.[a]	1,234,904
48,800	NetApp, Inc.[a]	2,682,048
47,302	Netlogic Microsystems, Inc.[a,b]	1,485,756
22,600	Nice Systems, Ltd. ADR[a]	788,740
117,600	Nuance Communications, Inc.[a]	2,137,968
105,700	NVIDIA Corporation[a]	1,627,780
71,900	Polycom, Inc.[a]	2,802,662
20,200	Red Hat, Inc.[a]	922,130
13,200	Riverbed Technology, Inc.[a]	464,244
94,100	Symantec Corporation[a]	1,575,234
23,100	Teradata Corporation[a]	950,796

	Total Information Technology	29,808,337

Materials (8.9%)
14,900	Allegheny Technologies, Inc.	822,182
54,300	Celanese Corporation	2,235,531
29,800	Crown Holdings, Inc.[a]	994,724
42,000	Ecolab, Inc.	2,117,640
24,900	Newmont Mining Corporation	1,529,607
45,600	Pan American Silver Corporation	1,879,176
6,300	Randgold Resources, Ltd. ADR[b]	518,679
16,800	Reliance Steel & Aluminum Company	858,480
71,900	Temple-Inland, Inc.	1,527,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2010

Shares	Common Stock (94.1%)	Value
Materials (8.9%) - continued
13,900	Walter Energy, Inc.	$1,776,976

	Total Materials	14,260,151

Telecommunications Services (2.1%)
22,900	NII Holdings, Inc.[a]	1,022,714
56,400	SBA Communications Corporation[a]	2,309,016

	Total Telecommunications Services	3,331,730

	Total Common Stock (cost $112,425,111)	150,819,444

	Collateral Held for Securities Loaned (3.0%)
4,709,450	Thrivent Financial Securities Lending Trust	4,709,450

	Total Collateral Held for Securities Loaned (cost $4,709,450)	4,709,450

Principal Amount	Short-Term Investments (5.9%)[c]
	Ciesco, LLC
3,960,000	0.120%, 1/3/2011	3,959,974
	Federal Home Loan Bank Discount Notes
3,000,000	0.095%, 1/14/2011[d]	2,999,897
2,500,000	0.120%, 2/9/2011[d]	2,499,675

	Total Short-Term Investments (at amortized cost)	9,459,546

	Total Investments (cost $126,594,107) 103.0%	$164,988,440

	Other Assets and Liabilities, Net (3.0%)	(4,760,421)

	Total Net Assets 100.0%	$160,228,019

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$40,495,184
Gross unrealized depreciation	(2,289,429)

Net unrealized appreciation (depreciation)	$38,205,755

Cost for federal income tax purposes	$126,782,685

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Mid Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	21,889,615	21,889,615	—	—
Consumer Staples	9,082,873	9,082,873	—	—
Energy	17,660,205	17,660,205	—	—
Financials	8,574,122	8,574,122	—	—
Health Care	19,185,787	19,185,787	—	—
Industrials	27,026,624	27,026,624	—	—
Information Technology	29,808,337	29,808,337	—	—
Materials	14,260,151	14,260,151	—	—
Telecommunications Services	3,331,730	3,331,730	—	—
Collateral Held for Securities Loaned	4,709,450	4,709,450	—	—
Short-Term Investments	9,459,546	—	9,459,546	—

Total	$164,988,440	$155,528,894	$9,459,546	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$2,701,775	$57,793,844	$55,786,169	4,709,450	$4,709,450	$28,305
Total Value and Income Earned	2,701,775				4,709,450	28,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (95.0%)	Value
Consumer Discretionary (14.7%)
87,100	Abercrombie & Fitch Company	$5,019,573
207,600	American Eagle Outfitters, Inc.	3,037,188
56,100	Autoliv, Inc.	4,428,534
71,350	BorgWarner, Inc.[a]	5,162,886
85,600	Darden Restaurants, Inc.	3,975,264
73,350	Discovery Communications, Inc.[a]	3,058,695
99,700	Dollar Tree, Inc.[a]	5,591,176
117,300	DreamWorks Animation SKG, Inc.[a]	3,456,831
76,200	Guess ?, Inc.	3,605,784
81,650	Hasbro, Inc.	3,852,247
120,950	International Game Technology	2,139,605
56,150	Jack in the Box, Inc.[a]	1,186,450
99,800	KB Home	1,346,302
231,400	MGM Resorts International[a,b]	3,436,290
51,500	O’Reilly Automotive, Inc.[a]	3,111,630
39,800	P.F. Chang’s China Bistro, Inc.[b]	1,928,708
125,725	Toll Brothers, Inc.[a]	2,388,775
36,700	VF Corporation	3,162,806
41,400	WMS Industries, Inc.[a]	1,872,936

	Total Consumer Discretionary	61,761,680

Consumer Staples (5.2%)
134,200	Avon Products, Inc.	3,899,852
86,300	BJ’s Wholesale Club, Inc.[a]	4,133,770
57,300	Clorox Company	3,625,944
116,000	H.J. Heinz Company	5,737,360
91,600	Whole Foods Market, Inc.[a]	4,634,044

	Total Consumer Staples	22,030,970

Energy (11.3%)
102,400	Alpha Natural Resources, Inc.[a]	6,147,072
36,300	Arch Coal, Inc.	1,272,678
50,900	Dresser-Rand Group, Inc.[a]	2,167,831
69,400	ENSCO International plc ADR	3,704,572
169,500	Forest Oil Corporation[a]	6,435,915
83,300	Frontline, Ltd.[b]	2,113,321
166,600	Nabors Industries, Ltd.[a]	3,908,436
273,725	Petrohawk Energy Corporation[a]	4,995,481
50,200	Range Resources Corporation	2,257,996
89,675	Sunoco, Inc.	3,614,799
138,500	Ultra Petroleum Corporation[a]	6,616,145
129,200	Weatherford International, Ltd.[a]	2,945,760
143,525	Willbros Group, Inc.[a]	1,409,416

	Total Energy	47,589,422

Financials (5.2%)
184,000	Discover Financial Services	3,409,520
16,850	IntercontinentalExchange, Inc.[a]	2,007,677
129,250	Lazard, Ltd.	5,104,083
61,800	MSCI, Inc.[a]	2,407,728
57,600	PartnerRe, Ltd.	4,628,160
188,614	TCF Financial Corporation[b]	2,793,373
70,600	TD Ameritrade Holding Corporation	1,340,694

	Total Financials	21,691,235

Health Care (11.1%)
29,600	Alexion Pharmaceuticals, Inc.[a]	2,384,280
64,600	Beckman Coulter, Inc.	4,859,858
332,000	Boston Scientific Corporation[a,b]	2,513,240
67,575	C.R. Bard, Inc.	6,201,358
31,100	Cephalon, Inc.[a]	1,919,492
113,100	CIGNA Corporation	4,146,246
178,250	Hologic, Inc.[a]	3,354,665
65,600	Hospira, Inc.[a]	3,653,264
50,700	Life Technologies Corporation[a]	2,813,850
189,850	Myriad Genetics, Inc.[a]	4,336,174
57,900	Shire Pharmaceuticals Group plc ADR	4,190,802
55,800	Thermo Fisher Scientific, Inc.[a]	3,089,088
51,300	Vertex Pharmaceuticals, Inc.[a]	1,797,039
25,100	Watson Pharmaceuticals, Inc.[a]	1,296,415

	Total Health Care	46,555,771

Industrials (16.8%)
130,400	Aecom Technology Corporation[a]	3,647,288
186,600	BE Aerospace, Inc.[a]	6,909,798
32,400	C.H. Robinson Worldwide, Inc.	2,598,156
136,075	Delta Air Lines, Inc.[a]	1,714,545
130,795	Expeditors International of Washington, Inc.	7,141,407
58,647	FTI Consulting, Inc.[a]	2,186,360
134,100	JB Hunt Transport Services, Inc.	5,472,621
166,900	Knight Transportation, Inc.	3,171,100
84,400	Manpower, Inc.	5,296,944
93,275	Pentair, Inc.	3,405,470
45,450	Precision Castparts Corporation	6,327,095
101,600	Quanta Services, Inc.[a]	2,023,872
64,875	Roper Industries, Inc.	4,958,396
88,550	Ryanair Holdings plc ADR	2,723,798
99,900	Shaw Group, Inc.[a]	3,419,577
50,900	SPX Corporation	3,638,841
71,500	Stericycle, Inc.[a]	5,785,780

	Total Industrials	70,421,048

Information Technology (18.5%)
44,414	Akamai Technologies, Inc.[a]	2,089,679
37,800	Altera Corporation	1,344,924
40,400	ANSYS, Inc.[a]	2,103,628
443,200	Atmel Corporation[a]	5,460,224
35,400	Broadcom Corporation	1,541,670
52,800	CommVault Systems, Inc.[a]	1,511,136
178,925	Electronic Arts, Inc.[a]	2,930,791
70,175	F5 Networks, Inc.[a]	9,133,978
153,500	JDS Uniphase Corporation[a]	2,222,680
199,800	Marvell Technology Group, Ltd.[a]	3,706,290
24,300	Mercadolibre, Inc.[a]	1,619,595
104,650	Monster Worldwide, Inc.[a]	2,472,880
110,275	NetApp, Inc.[a]	6,060,714
109,102	Netlogic Microsystems, Inc.[a,b]	3,426,894
60,500	Nice Systems, Ltd. ADR[a]	2,111,450
249,300	Nuance Communications, Inc.[a]	4,532,274
270,825	NVIDIA Corporation[a]	4,170,705
172,025	Polycom, Inc.[a]	6,705,534
55,100	Red Hat, Inc.[a]	2,515,315
36,000	Riverbed Technology, Inc.[a]	1,266,120
188,850	Symantec Corporation[a]	3,161,349
62,400	Teradata Corporation[a]	2,568,384
136,900	Tyco Electronics, Ltd.	4,846,260

	Total Information Technology	77,502,474

Materials (9.4%)
39,600	Allegheny Technologies, Inc.	2,185,128

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (95.0%)	Value
Materials (9.4%) - continued
147,575	Celanese Corporation	$6,075,663
68,100	Crown Holdings, Inc.[a]	2,273,178
102,300	Ecolab, Inc.	5,157,966
64,200	Newmont Mining Corporation	3,943,806
114,800	Pan American Silver Corporation	4,730,908
18,400	Randgold Resources, Ltd. ADR[b]	1,514,872
44,600	Reliance Steel & Aluminum Company	2,279,060
81,975	Rockwood Holdings, Inc.[a]	3,206,862
152,400	Temple-Inland, Inc.	3,236,976
39,100	Walter Energy, Inc.	4,998,544

	Total Materials	39,602,963

Telecommunications Services (2.8%)
72,042	American Tower Corporation[a]	3,720,249
48,550	NII Holdings, Inc.[a]	2,168,243
140,400	SBA Communications Corporation[a]	5,747,976

	Total Telecommunications Services	11,636,468

	Total Common Stock (cost $316,370,956)	398,792,031

	Collateral Held for Securities Loaned (2.3%)
9,754,800	Thrivent Financial Securities Lending Trust	9,754,800

	Total Collateral Held for Securities Loaned (cost $9,754,800)	9,754,800

Principal Amount	Short-Term Investments (5.1%)[c]
	Ciesco, LLC
3,190,000	0.120%, 1/3/2011	3,189,979
	Federal Home Loan Bank Discount Notes
3,125,000	0.050%, 1/7/2011[d]	3,124,974
5,000,000	0.095%, 1/14/2011[d]	4,999,828
10,000,000	0.060%, 1/19/2011[d]	9,999,700

	Total Short-Term Investments (at amortized cost)	21,314,481

	Total Investments (cost $347,440,237) 102.4%	$429,861,312

	Other Assets and Liabilities, Net (2.4%)	(9,951,975)

	Total Net Assets 100.0%	$419,909,337

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$89,163,999
Gross unrealized depreciation	(10,638,051)

Net unrealized appreciation (depreciation)	$78,525,948

Cost for federal income tax purposes	$351,335,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Mid Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	61,761,680	61,761,680	—	—
Consumer Staples	22,030,970	22,030,970	—	—
Energy	47,589,422	47,589,422	—	—
Financials	21,691,235	21,691,235	—	—
Health Care	46,555,771	46,555,771	—	—
Industrials	70,421,048	70,421,048	—	—
Information Technology	77,502,474	77,502,474	—	—
Materials	39,602,963	39,602,963	—	—
Telecommunications Services	11,636,468	11,636,468	—	—
Collateral Held for Securities Loaned	9,754,800	9,754,800	—	—
Short-Term Investments	21,314,481	—	21,314,481	—

Total	$429,861,312	$408,546,831	$21,314,481	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$10,479,037	$144,170,207	$144,894,444	9,754,800	$9,754,800	$59,300
Total Value and Income Earned	10,479,037				9,754,800	59,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (11.9%)
210,120	CBS Corporation	$4,002,786
169,688	DISH Network Corporation[a]	3,336,066
36,323	Guess ?, Inc.	1,718,804
24,088	Hasbro, Inc.	1,136,472
39,570	Lear Corporation[a]	3,905,955
194,271	Liberty Media Corporation - Interactive[a]	3,063,654
19,943	Mohawk Industries, Inc.[a]	1,131,965
149,831	Newell Rubbermaid, Inc.	2,723,927
2,213	NVR, Inc.[a]	1,529,227
45,231	TRW Automotive Holdings Corporation[a]	2,383,674
28,420	Urban Outfitters, Inc.[a]	1,017,720
56,058	Wyndham Worldwide Corporation	1,679,498

	Total Consumer Discretionary	27,629,748

Consumer Staples (5.0%)
97,186	ConAgra Foods, Inc.	2,194,460
15,374	Energizer Holdings, Inc.[a]	1,120,765
41,007	H.J. Heinz Company	2,028,206
19,225	Hansen Natural Corporation[a]	1,005,083
55,375	J.M. Smucker Company	3,635,369
85,979	Sara Lee Corporation	1,505,492

	Total Consumer Staples	11,489,375

Energy (11.1%)
45,346	Alpha Natural Resources, Inc.[a]	2,722,120
55,576	Cameron International Corporation[a]	2,819,370
100,807	Forest Oil Corporation[a]	3,827,642
83,422	Key Energy Services, Inc.[a]	1,082,818
89,370	Newfield Exploration Company[a]	6,444,471
83,048	QEP Resources, Inc.	3,015,473
46,150	Range Resources Corporation	2,075,827
164,438	Weatherford International, Ltd.[a]	3,749,186

	Total Energy	25,736,907

Financials (28.3%)
24,771	Alexandria Real Estate Equities, Inc.	1,814,723
28,162	Boston Properties, Inc.	2,424,748
14,739	CIT Group, Inc.[a]	694,207
33,637	Comerica, Inc.	1,420,827
76,726	Douglas Emmett, Inc.[b]	1,273,652
74,944	Equity Residential	3,893,341
44,455	Everest Re Group, Ltd.	3,770,673
244,968	Fifth Third Bancorp	3,596,130
2,267	First Horizon National Corporation[a]	26,705
18,577	First Republic Bank[a],b	540,962
188,338	Genworth Financial, Inc.[a]	2,474,761
127,216	Hartford Financial Services Group, Inc.	3,369,952
134,515	Host Hotels & Resorts, Inc.	2,403,783
143,969	Invesco, Ltd.	3,463,894
131,612	Janus Capital Group, Inc.	1,707,008
38,104	Lazard, Ltd.	1,504,727
48,018	Legg Mason, Inc.	1,741,613
18,691	M&T Bank Corporation[b]	1,627,052
90,347	Marsh & McLennan Companies, Inc.	2,470,087
255,064	MFA Mortgage Investments, Inc.	2,081,322
152,331	Principal Financial Group, Inc.	4,959,897
59,283	Progressive Corporation	1,177,953
237,937	SLM Corporation[a]	2,995,627
118,911	SunTrust Banks, Inc.	3,509,064
32,788	Tanger Factory Outlet Centers, Inc.	1,678,418
71,011	Unum Group	1,719,886
47,041	Ventas, Inc.	2,468,712
95,928	W.R. Berkley Corporation	2,626,509
104,916	XL Group plc	2,289,267

	Total Financials	65,725,500

Health Care (6.0%)
101,181	Aetna, Inc.	3,087,032
49,981	Biogen Idec, Inc.[a]	3,351,226
161,321	Boston Scientific Corporation[a]	1,221,200
22,276	C.R. Bard, Inc.	2,044,269
107,761	Hologic, Inc.[a]	2,028,062
52,674	Kinetic Concepts, Inc.[a]	2,205,987

	Total Health Care	13,937,776

Industrials (9.4%)
49,082	BE Aerospace, Inc.[a]	1,817,506
29,627	Cooper Industries plc	1,726,958
23,966	Eaton Corporation	2,432,789
204,043	JetBlue Airways Corporation[a,b]	1,348,724
44,944	Kansas City Southern, Inc.[a]	2,151,020
133,974	Masco Corporation	1,696,111
29,906	Parker Hannifin Corporation	2,580,888
79,977	Pentair, Inc.	2,919,960
60,001	Republic Services, Inc.	1,791,630
24,512	Ryder System, Inc.	1,290,312
87,149	Textron, Inc.	2,060,202

	Total Industrials	21,816,100

Information Technology (6.6%)
75,347	Adobe Systems, Inc.[a]	2,319,181
32,357	Amphenol Corporation	1,707,802
48,220	BMC Software, Inc.[a]	2,273,091
26,236	Check Point Software Technologies, Ltd.[a]	1,213,677
217,390	ON Semiconductor Corporation[a]	2,147,813
82,847	Parametric Technology Corporation[a]	1,866,543
29,886	Polycom, Inc.[a]	1,164,956
25,173	Quest Software, Inc.[a]	698,299
18,909	VeriFone Systems, Inc.[a]	729,131
40,173	Xilinx, Inc.	1,164,214

	Total Information Technology	15,284,707

Materials (5.2%)
32,501	Celanese Corporation	1,338,066
16,437	Cliffs Natural Resources, Inc.	1,282,250
210,224	Huntsman Corporation	3,281,597
52,243	Owens-Illinois, Inc.[a]	1,603,860
39,931	Steel Dynamics, Inc.	730,737
59,201	Stillwater Mining Company[a]	1,263,941
81,094	Temple-Inland, Inc.	1,722,437

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.4%)	Value
Materials (5.2%) - continued
64,937	Thompson Creek Metals Company, Inc.[a]	$955,873

	Total Materials	12,178,761

Telecommunications Services (3.3%)
75,979	CenturyLink, Inc.[b]	3,507,950
163,108	Clearwire Corporation[a,b]	840,006
780,652	Sprint Nextel Corporation[a]	3,302,158

	Total Telecommunications Services	7,650,114

Utilities (10.6%)
12,499	Alliant Energy Corporation	459,588
145,544	CMS Energy Corporation	2,707,118
25,231	DPL, Inc.	648,689
49,009	Edison International, Inc.	1,891,747
21,983	FirstEnergy Corporation[b]	813,811
68,802	Northeast Utilities	2,193,408
126,382	NV Energy, Inc.	1,775,667
31,754	Pinnacle West Capital Corporation	1,316,203
95,117	PPL Corporation	2,503,479
20,828	Progress Energy, Inc.	905,602
67,178	SCANA Corporation	2,727,427
44,129	Sempra Energy	2,315,890
23,880	Westar Energy, Inc.	600,821
160,163	Xcel Energy, Inc.	3,771,839

	Total Utilities	24,631,289

	Total Common Stock (cost $179,228,664)	226,080,277

	Collateral Held for Securities Loaned (2.7%)
6,220,480	Thrivent Financial Securities Lending Trust	6,220,480

	Total Collateral Held for Securities Loaned (cost $6,220,480)	6,220,480

Principal Amount	Short-Term Investments (3.0%)[c]
	Ciesco, LLC
4,065,000	0.120%, 1/3/2011	4,064,973
	Federal Home Loan Bank Discount Notes
3,000,000	0.120%, 2/9/2011[d]	2,999,610

	Total Short-Term Investments (at amortized cost)	7,064,583

	Total Investments (cost $192,513,727) 103.1%	$239,365,340

	Other Assets and Liabilities, Net (3.1%)	(7,202,591)

	Total Net Assets 100.0%	$232,162,749

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$47,110,442
Gross unrealized depreciation	(1,277,127)

Net unrealized appreciation (depreciation)	$45,833,315

Cost for federal income tax purposes	$193,532,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	27,629,748	27,629,748	—	—
Consumer Staples	11,489,375	11,489,375	—	—
Energy	25,736,907	25,736,907	—	—
Financials	65,725,500	65,725,500	—	—
Health Care	13,937,776	13,937,776	—	—
Industrials	21,816,100	21,816,100	—	—
Information Technology	15,284,707	15,284,707	—	—
Materials	12,178,761	12,178,761	—	—
Telecommunications Services	7,650,114	7,650,114	—	—
Utilities	24,631,289	24,631,289	—	—
Collateral Held for Securities Loaned	6,220,480	6,220,480	—	—
Short-Term Investments	7,064,583	—	7,064,583	—

Total	$239,365,340	$232,300,757	$7,064,583	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$9,806,665	$107,248,962	$110,835,147	6,220,480	$6,220,480	$41,233
Total Value and Income Earned	9,806,665				6,220,480	41,233

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (10.3%)
156,414	Autoliv, Inc.	$12,347,321
91,036	Dollar Tree, Inc.[a]	5,105,299
276,900	Macy’s, Inc.	7,005,570
28,200	Netflix, Inc.[a,b]	4,954,740
153,400	Omnicom Group, Inc.	7,025,720
86,655	Panera Bread Company[a]	8,770,353
209,000	Williams-Sonoma, Inc.	7,459,210

	Total Consumer Discretionary	52,668,213

Consumer Staples (2.6%)
214,340	Flowers Foods, Inc.	5,767,889
151,512	TreeHouse Foods, Inc.[a]	7,740,748

	Total Consumer Staples	13,508,637

Energy (10.7%)
109,092	Alpha Natural Resources, Inc.[a]	6,548,793
176,400	Arch Coal, Inc.	6,184,584
108,000	ENSCO International plc ADR	5,765,040
224,160	Forest Oil Corporation[a]	8,511,355
152,106	National Oilwell Varco, Inc.	10,229,128
446,600	Weatherford International, Ltd.[a]	10,182,480
63,500	Whiting Petroleum Corporation[a]	7,441,565

	Total Energy	54,862,945

Financials (18.1%)
384,273	Duke Realty Corporation	4,788,042
142,171	Endurance Specialty Holdings, Ltd.	6,549,818
330,335	Equity One, Inc.[b]	6,005,490
108,300	Hanover Insurance Group, Inc.	5,059,776
340,620	HCC Insurance Holdings, Inc.	9,857,543
444,148	Host Hotels & Resorts, Inc.	7,936,925
44,349	IntercontinentalExchange, Inc.[a]	5,284,183
135,324	Lazard, Ltd.	5,343,945
118,800	M&T Bank Corporation	10,341,540
173,633	Northern Trust Corporation	9,621,004
421,900	People’s United Financial, Inc.	5,910,819
324,660	W.R. Berkley Corporation	8,889,191
280,272	Zions Bancorporation[b]	6,790,990

	Total Financials	92,379,266

Health Care (10.2%)
76,200	Alexion Pharmaceuticals, Inc.[a]	6,137,910
80,582	C.R. Bard, Inc.	7,395,010
143,362	Community Health Systems, Inc.[a]	5,357,438
281,571	Coventry Health Care, Inc.[a]	7,433,475
238,900	Omnicare, Inc.	6,065,671
98,200	Quest Diagnostics, Inc.	5,299,854
77,614	Varian Medical Systems, Inc.[a]	5,377,098
118,575	Vertex Pharmaceuticals, Inc.[a]	4,153,682
65,900	Waters Corporation[a]	5,121,089

	Total Health Care	52,341,227

Industrials (15.2%)
83,131	CSX Corporation	5,371,094
144,400	FTI Consulting, Inc.[a]	5,383,232
672,986	Manitowoc Company, Inc.	8,822,846
96,608	Manpower, Inc.	6,063,118
327,634	Oshkosh Corporation[a]	11,545,822
87,882	Parker Hannifin Corporation	7,584,216
169,400	Republic Services, Inc.	5,058,284
300,000	Shaw Group, Inc.[a]	10,269,000
94,532	SPX Corporation	6,758,093
152,888	Tyco International, Ltd.	6,335,679
204,018	Werner Enterprises, Inc.	4,610,807

	Total Industrials	77,802,191

Information Technology (16.4%)
112,900	Alliance Data Systems Corporation[a,b]	8,019,287
744,286	Compuware Corporation[a]	8,685,818
199,504	eBay, Inc.[a]	5,552,196
167,332	Juniper Networks, Inc.[a]	6,177,897
113,882	Lam Research Corporation[a]	5,896,810
262,300	Marvell Technology Group, Ltd.[a]	4,865,665
1,131,987	Teradyne, Inc.[a,b]	15,893,098
392,400	TIBCO Software, Inc.[a]	7,734,204
429,900	ValueClick, Inc.[a]	6,891,297
188,700	VeriFone Systems, Inc.[a]	7,276,272
239,791	Xilinx, Inc.	6,949,143

	Total Information Technology	83,941,687

Materials (5.5%)
128,517	Albemarle Corporation	7,168,678
188,624	Silgan Holdings, Inc.	6,754,626
407,300	Steel Dynamics, Inc.	7,453,590
306,700	Temple-Inland, Inc.	6,514,308

	Total Materials	27,891,202

Telecommunications Services (1.0%)
137,996	Telephone & Data Systems, Inc.	5,043,754

	Total Telecommunications Services	5,043,754

Utilities (5.3%)
121,147	Alliant Energy Corporation	4,454,575
308,800	CMS Energy Corporation	5,743,680
418,178	NV Energy, Inc.	5,875,401
217,785	Portland General Electric Company	4,725,935
199,466	UGI Corporation	6,299,136

	Total Utilities	27,098,727

	Total Common Stock (cost $374,692,796)	487,537,849

	Collateral Held for Securities Loaned (6.4%)
33,032,547	Thrivent Financial Securities Lending Trust	33,032,547

	Total Collateral Held for Securities Loaned (cost $33,032,547)	33,032,547

Principal Amount	Short-Term Investments (4.7%)[c]
	Federal Home Loan Bank Discount Notes
10,430,000	0.085%, 1/14/2011[d]	10,429,681
4,000,000	0.120%, 2/9/2011[d]	3,999,480
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.090%, 1/10/2011[d]	4,999,888

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Short-Term Investments (4.7%)[c]	Value
	Thunder Bay Funding, Inc.
4,465,000	0.140%, 1/3/2011[d]	$4,464,965

	Total Short-Term Investments (at amortized cost)	23,894,014

	Total Investments (cost $431,619,357) 106.4%	$544,464,410

	Other Assets and Liabilities, Net (6.4%)	(32,987,877)

	Total Net Assets 100.0%	$511,476,533

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$111,625,151
Gross unrealized depreciation	(2,384,898)

Net unrealized appreciation (depreciation)	$109,240,253

Cost for federal income tax purposes	$435,224,157

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Mid Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	52,668,213	52,668,213	—	—
Consumer Staples	13,508,637	13,508,637	—	—
Energy	54,862,945	54,862,945	—	—
Financials	92,379,266	92,379,266	—	—
Health Care	52,341,227	52,341,227	—	—
Industrials	77,802,191	77,802,191	—	—
Information Technology	83,941,687	83,941,687	—	—
Materials	27,891,202	27,891,202	—	—
Telecommunications Services	5,043,754	5,043,754	—	—
Utilities	27,098,727	27,098,727	—	—
Collateral Held for Securities Loaned	33,032,547	33,032,547	—	—
Short-Term Investments	23,894,014	—	23,894,014	—

Total	$544,464,410	$520,570,396	$23,894,014	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$18,736,612	$228,865,623	$214,569,688	33,032,547	$33,032,547	$29,973
Total Value and Income Earned	18,736,612				33,032,547	29,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (13.9%)
3,933	99 Cents Only Stores[a]	$62,692
6,100	Aaron’s, Inc.	124,379
6,900	Advance Auto Parts, Inc.	456,435
7,650	Aeropostale, Inc.[a]	188,496
16,180	American Eagle Outfitters, Inc.	236,713
3,400	American Greetings Corporation	75,344
4,850	AnnTaylor Stores Corporation[a]	132,842
4,500	Bally Technologies, Inc.[a]	189,855
3,270	Barnes & Noble, Inc.[b]	46,271
2,610	Bob Evans Farms, Inc.	86,026
9,420	BorgWarner, Inc.[a]	681,631
4,700	Boyd Gaming Corporation[a,b]	49,820
7,655	Brinker International, Inc.	159,836
5,400	Career Education Corporation[a]	111,942
5,000	Cheesecake Factory, Inc.[a]	153,300
14,700	Chico’s FAS, Inc.	176,841
2,500	Chipotle Mexican Grill, Inc.[a]	531,650
5,400	Collective Brands, Inc.[a]	113,940
3,100	Deckers Outdoor Corporation[a]	247,194
7,300	Dick’s Sporting Goods, Inc.[a]	273,750
10,340	Dollar Tree, Inc.[a]	579,867
5,900	DreamWorks Animation SKG, Inc.[a]	173,873
5,800	Dress Barn, Inc.[a]	153,236
22,200	Eastman Kodak Company[a]	118,992
12,900	Foot Locker, Inc.	253,098
4,300	Fossil, Inc.[a]	303,064
11,620	Gentex Corporation	343,487
5,200	Guess ?, Inc.	246,064
7,900	Hanesbrands, Inc.[a]	200,660
3,300	Harte-Hanks, Inc.	42,141
2,470	International Speedway Corporation	64,640
2,100	ITT Educational Services, Inc.[a,b]	133,749
5,200	J. Crew Group, Inc.[a]	224,328
3,900	John Wiley and Sons, Inc.	176,436
6,000	KB Home	80,940
4,700	Lamar Advertising Company[a]	187,248
3,500	Life Time Fitness, Inc.[a,b]	143,465
11,900	LKQ Corporation[a]	270,368
3,200	M.D.C. Holdings, Inc.	92,064
2,500	Matthews International Corporation	87,450
4,570	Mohawk Industries, Inc.[a]	259,393
9,800	New York Times Company[a]	96,040
400	NVR, Inc.[a]	276,408
23,000	Office Depot, Inc.[a]	124,200
2,600	Panera Bread Company[a]	263,146
9,700	PetSmart, Inc.	386,254
5,400	Phillips-Van Heusen Corporation	340,254
2,900	Polaris Industries, Inc.	226,258
4,800	Regis Corporation	79,680
5,400	Rent-A-Center, Inc.	174,312
3,700	Ryland Group, Inc.	63,011
13,250	Saks, Inc.[a,b]	141,775
2,010	Scholastic Corporation	59,375
5,300	Scientific Games Corporation[a]	52,788
20,300	Service Corporation International	167,475
5,520	Sotheby’s Holdings, Inc.	248,400
1,100	Strayer Education, Inc.	167,442
3,600	Thor Industries, Inc.	122,256
3,200	Timberland Company[a]	78,688
12,000	Toll Brothers, Inc.[a]	228,000
6,100	Tractor Supply Company	295,789
5,200	Tupperware Brands Corporation	247,884
3,000	Under Armour, Inc.[a,b]	164,520
3,700	Warnaco Group, Inc.[a]	203,759
26,714	Wendy’s/Arby’s Group, Inc.	123,419
8,780	Williams-Sonoma, Inc.	313,358
4,700	WMS Industries, Inc.[a]	212,628

	Total Consumer Discretionary	13,090,639

Consumer Staples (3.5%)
7,100	Alberto-Culver Company	262,984
4,440	BJ’s Wholesale Club, Inc.[a]	212,676
5,810	Church & Dwight Company, Inc.	401,006
6,200	Corn Products International, Inc.	285,200
5,750	Energizer Holdings, Inc.[a]	419,175
6,200	Flowers Foods, Inc.	166,842
9,600	Green Mountain Coffee Roasters, Inc.[a,b]	315,456
5,700	Hansen Natural Corporation[a]	297,996
1,640	Lancaster Colony Corporation	93,808
4,500	Ralcorp Holdings, Inc.[a]	292,545
3,610	Ruddick Corporation	132,993
13,700	Smithfield Foods, Inc.[a]	282,631
2,098	Tootsie Roll Industries, Inc.	60,779
2,040	Universal Corporation	83,028

	Total Consumer Staples	3,307,119

Energy (5.8%)
13,400	Arch Coal, Inc.	469,804
4,700	Atwood Oceanics, Inc.[a]	175,639
3,900	Bill Barrett Corporation[a]	160,407
7,000	Cimarex Energy Company	619,710
4,000	Comstock Resources, Inc.[a]	98,240
2,900	Dril-Quip, Inc.[a]	225,388
5,178	Exterran Holdings, Inc.[a]	124,013
9,300	Forest Oil Corporation[a]	353,121
8,800	Frontier Oil Corporation[a]	158,488
8,800	Helix Energy Solutions Group, Inc.[a]	106,832
4,400	Oceaneering International, Inc.[a]	323,972
2,300	Overseas Shipholding Group, Inc.[b]	81,466
6,700	Patriot Coal Corporation[a]	129,779
12,700	Patterson-UTI Energy, Inc.	273,685
11,539	Plains Exploration & Production Company[a]	370,864
14,520	Pride International, Inc.[a]	479,160
9,800	Quicksilver Resources, Inc.[a]	144,452
5,200	SM Energy Company	306,436
10,300	Southern Union Company	247,921
6,500	Superior Energy Services, Inc.[a]	227,435
4,200	Tidewater, Inc.	226,128
3,300	Unit Corporation[a]	153,384

	Total Energy	5,456,324

Financials (19.3%)
4,200	Affiliated Managers Group, Inc.[a]	416,724
4,500	Alexandria Real Estate Equities, Inc.	329,670
13,900	AMB Property Corporation	440,769
6,535	American Financial Group, Inc.	211,015
16,100	Apollo Investment Corporation	178,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.7%)	Value
Financials (19.3%) - continued
8,800	Arthur J. Gallagher & Company	$255,904
14,293	Associated Banc-Corp	216,539
6,870	Astoria Financial Corporation	95,562
6,100	BancorpSouth, Inc.	97,295
4,000	Bank of Hawaii Corporation	188,840
5,400	BRE Properties, Inc.	234,900
9,700	Brown & Brown, Inc.	232,218
5,600	Camden Property Trust	302,288
6,600	Cathay General Bancorp	110,220
3,820	City National Corporation	234,395
6,485	Commerce Bancshares, Inc.	257,649
5,600	Corporate Office Properties Trust	195,720
8,688	Cousins Properties, Inc.	72,458
5,000	Cullen/Frost Bankers, Inc.	305,600
20,800	Duke Realty Corporation	259,168
12,200	East West Bancorp, Inc.	238,510
9,900	Eaton Vance Corporation	299,277
3,900	Equity One, Inc.[b]	70,902
2,600	Essex Property Trust, Inc.	296,972
4,510	Everest Re Group, Ltd.	382,538
5,100	Federal Realty Investment Trust	397,443
18,705	Fidelity National Financial, Inc.	255,884
8,700	First American Financial Corporation	129,978
17,300	First Niagara Financial Group, Inc.[b]	241,854
8,998	FirstMerit Corporation	178,070
16,400	Fulton Financial Corporation	169,576
2,100	Greenhill & Company, Inc.[b]	171,528
3,770	Hanover Insurance Group, Inc.	176,134
9,550	HCC Insurance Holdings, Inc.	276,377
6,000	Highwoods Properties, Inc.	191,100
10,300	Hospitality Properties Trust	237,312
4,400	International Bancshares Corporation	88,132
10,200	Jefferies Group, Inc.[b]	271,626
3,600	Jones Lang LaSalle, Inc.	302,112
9,500	Liberty Property Trust	303,240
10,768	Macerich Company	510,080
6,600	Mack-Cali Realty Corporation	218,196
3,000	Mercury General Corporation	129,030
9,800	MSCI, Inc.[a]	381,808
10,500	Nationwide Health Properties, Inc.	381,990
36,011	New York Community Bancorp, Inc.	678,807
8,800	NewAlliance Bancshares, Inc.	131,824
21,150	Old Republic International Corporation	288,274
8,200	Omega Healthcare Investors, Inc.	184,008
2,700	PacWest Bancorp	57,726
3,407	Potlatch Corporation	110,898
3,900	Prosperity Bancshares, Inc.	153,192
7,070	Protective Life Corporation	188,345
8,325	Raymond James Financial, Inc.	272,228
6,708	Rayonier, Inc. REIT	352,304
9,700	Realty Income Corporation[b]	331,740
6,800	Regency Centers Corporation	287,232
6,100	Reinsurance Group of America, Inc.	327,631
12,140	SEI Investments Company	288,811
11,600	Senior Housing Property Trust	254,504
6,400	SL Green Realty Corporation	432,064
3,900	StanCorp Financial Group, Inc.	176,046
3,430	SVB Financial Group[a]	181,962
65,000	Synovus Financial Corporation[b]	171,600
10,420	TCF Financial Corporation[b]	154,320
5,300	Transatlantic Holdings, Inc.	273,586
4,800	Trustmark Corporation	119,232
15,003	UDR, Inc.	352,871
4,200	Unitrin, Inc.	103,068
13,295	Valley National Bancorp[b]	190,118
9,875	W.R. Berkley Corporation	270,378
7,140	Waddell & Reed Financial, Inc.	251,971
9,227	Washington Federal, Inc.	156,121
6,030	Webster Financial Corporation	118,791
10,000	Weingarten Realty Investors[b]	237,600
2,420	Westamerica Bancorporation	134,237

	Total Financials	18,166,319

Health Care (10.8%)
15,400	Allscripts Healthcare Solutions, Inc.[a]	296,758
5,730	Beckman Coulter, Inc.	431,068
1,700	Bio-Rad Laboratories, Inc.[a]	176,545
4,800	Charles River Laboratories International, Inc.[a]	170,592
7,600	Community Health Systems, Inc.[a]	284,012
5,310	Covance, Inc.[a]	272,987
9,440	Edwards Lifesciences Corporation[a]	763,130
9,500	Endo Pharmaceutical Holdings, Inc.[a]	339,245
4,000	Gen-Probe, Inc.[a]	233,400
20,700	Health Management Associates, Inc.[a]	197,478
7,880	Health Net, Inc.[a]	215,045
7,600	Henry Schein, Inc.[a]	466,564
5,250	Hill-Rom Holdings, Inc.	206,692
21,500	Hologic, Inc.[a]	404,630
4,700	IDEXX Laboratories, Inc.[a,b]	325,334
5,800	Immucor, Inc.[a]	115,014
3,300	Kindred Healthcare, Inc.[a]	60,621
5,200	Kinetic Concepts, Inc.[a]	217,776
4,400	LifePoint Hospitals, Inc.[a]	161,700
8,030	Lincare Holdings, Inc.	215,445
4,900	Masimo Corporation	142,443
5,100	Medicis Pharmaceutical Corporation	136,629
3,900	Mednax, Inc.[a]	262,431
2,700	Mettler-Toledo International, Inc.[a]	408,267
9,520	Omnicare, Inc.	241,713
5,250	Owens & Minor, Inc.	154,508
6,850	Perrigo Company	433,810
9,800	Pharmaceutical Product Development, Inc.	265,972
12,500	ResMed, Inc.[a,b]	433,000
4,900	STERIS Corporation	178,654
3,000	Techne Corporation	197,010
3,340	Teleflex, Inc.	179,725
4,800	Thoratec Corporation[a]	135,936
4,100	United Therapeutics Corporation[a]	259,202
8,000	Universal Health Services, Inc.	347,360
7,100	VCA Antech, Inc.[a]	165,359
16,820	Vertex Pharmaceuticals, Inc.[a]	589,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.7%)	Value
Health Care (10.8%) - continued
3,600	Wellcare Health Plans, Inc.[a]	$108,792

	Total Health Care	10,194,052

Industrials (15.9%)
3,600	Acuity Brands, Inc.	207,612
9,800	Aecom Technology Corporation[a]	274,106
7,630	AGCO Corporation[a]	386,536
11,300	AirTran Holdings, Inc.[a]	83,507
3,040	Alaska Air Group, Inc.[a]	172,338
3,460	Alexander & Baldwin, Inc.	138,504
2,700	Alliant Techsystems, Inc.[a]	200,961
13,155	AMETEK, Inc.	516,334
4,000	Baldor Electric Company	252,160
8,400	BE Aerospace, Inc.[a]	311,052
3,860	Brink’s Company	103,757
6,700	Bucyrus International, Inc.	598,980
5,040	Carlisle Companies, Inc.	200,290
1,900	Clean Harbors, Inc.[a]	159,752
4,530	Con-way, Inc.	165,662
5,800	Copart, Inc.[a]	216,630
2,900	Corporate Executive Board Company	108,895
9,100	Corrections Corporation of America[a]	228,046
3,900	Crane Company	160,173
4,300	Deluxe Corporation	98,986
6,300	Donaldson Company, Inc.	367,164
3,800	FTI Consulting, Inc.[a]	141,664
4,400	Gardner Denver, Inc.	302,808
3,920	GATX Corporation	138,298
5,000	Graco, Inc.	197,250
2,860	Granite Construction, Inc.	78,450
6,600	Harsco Corporation	186,912
4,790	Herman Miller, Inc.	121,187
3,730	HNI Corporation	116,376
5,030	Hubbell, Inc.	302,454
6,800	IDEX Corporation	266,016
7,440	JB Hunt Transport Services, Inc.	303,626
16,775	JetBlue Airways Corporation[a,b]	110,883
8,550	Joy Global, Inc.	741,712
8,400	Kansas City Southern, Inc.[a]	402,024
12,500	KBR, Inc.	380,875
6,740	Kennametal, Inc.	265,960
4,500	Kirby Corporation[a]	198,225
3,840	Korn/Ferry International[a]	88,742
4,100	Landstar System, Inc.	167,854
3,800	Lennox International, Inc.	179,702
3,600	Lincoln Electric Holdings, Inc.	234,972
6,670	Manpower, Inc.	418,609
2,600	Mine Safety Appliances Company	80,938
3,700	MSC Industrial Direct Company, Inc.	239,353
4,200	Navigant Consulting, Inc.[a]	38,640
2,890	Nordson Corporation	265,533
7,500	Oshkosh Corporation[a]	264,300
8,160	Pentair, Inc.	297,922
3,200	Regal-Beloit Corporation	213,632
5,322	Rollins, Inc.	105,109
7,000	Shaw Group, Inc.[a]	239,610
4,060	SPX Corporation	290,249
9,000	Terex Corporation[a]	279,360
4,300	Thomas & Betts Corporation[a]	207,690
6,700	Timken Company	319,791
3,800	Towers Watson & Company	197,828
6,695	Trinity Industries, Inc.	178,154
5,098	United Rentals, Inc.[a]	115,979
6,800	URS Corporation[a]	282,948
1,800	Valmont Industries, Inc.	159,714
4,000	Wabtec Corporation	211,560
9,600	Waste Connections, Inc.	264,288
2,400	Watsco, Inc.	151,392
3,700	Werner Enterprises, Inc.	83,620
4,900	Woodward Governor Company	184,044

	Total Industrials	14,967,698

Information Technology (15.3%)
2,820	ACI Worldwide, Inc.[a]	75,773
6,690	Acxiom Corporation[a]	114,734
5,280	ADTRAN, Inc.	191,189
1,400	Advent Software, Inc.[a]	81,088
4,300	Alliance Data Systems Corporation[a]	305,429
7,500	ANSYS, Inc.[a]	390,525
8,800	AOL, Inc.[a]	208,648
9,570	Arrow Electronics, Inc.[a]	327,772
37,920	Atmel Corporation[a]	467,174
12,520	Avnet, Inc.[a]	413,536
10,400	Broadridge Financial Solutions, Inc.	228,072
22,180	Cadence Design Systems, Inc.[a]	183,207
7,700	CIENA Corporation[a,b]	162,085
7,774	CommScope, Inc.[a]	242,704
3,800	Concur Technologies, Inc.[a]	197,334
10,100	Convergys Corporation[a]	133,017
8,600	CoreLogic, Inc.	159,272
8,900	Cree, Inc.[a,b]	586,421
5,530	Diebold, Inc.	177,236
3,300	Digital River, Inc.[a]	113,586
3,010	DST Systems, Inc.	133,493
3,800	Equinix, Inc.[a]	308,788
3,800	FactSet Research Systems, Inc.	356,288
3,350	Fair Isaac Corporation	78,289
10,300	Fairchild Semiconductor International, Inc.[a]	160,783
6,100	Gartner, Inc.[a]	202,520
6,500	Global Payments, Inc.	300,365
7,700	Informatica Corporation[a]	339,031
13,000	Ingram Micro, Inc.[a]	248,170
12,750	Integrated Device Technology, Inc.[a]	84,915
5,750	International Rectifier Corporation[a]	170,718
10,300	Intersil Corporation	157,281
3,400	Itron, Inc.[a]	188,530
7,160	Jack Henry & Associates, Inc.	208,714
10,100	Lam Research Corporation[a]	522,978
7,500	Lender Processing Services, Inc.	221,400
1,900	ManTech International Corporation[a]	78,527
9,170	Mentor Graphics Corporation[a]	110,040
6,600	MICROS Systems, Inc.[a]	289,476
4,875	National Instruments Corporation	183,495
13,200	NCR Corporation[a]	202,884
6,200	NeuStar, Inc.[a]	161,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.7%)	Value
Information Technology (15.3%) - continued
9,800	Parametric Technology Corporation[a]	$220,794
4,040	Plantronics, Inc.	150,369
7,020	Polycom, Inc.[a]	273,640
5,000	Quest Software, Inc.[a]	138,700
8,000	Rackspace Hosting, Inc.[a,b]	251,280
22,840	RF Micro Devices, Inc.[a]	167,874
12,100	Riverbed Technology, Inc.[a]	425,557
8,640	Rovi Corporation[a]	535,766
5,190	Semtech Corporation[a]	117,502
3,700	Silicon Laboratories, Inc.[a]	170,274
15,100	Skyworks Solutions, Inc.[a]	432,313
5,800	Solera Holdings, Inc.	297,656
3,600	SRA International, Inc.[a]	73,620
12,380	Synopsys, Inc.[a]	333,146
3,880	Tech Data Corporation[a]	170,798
13,900	TIBCO Software, Inc.[a]	273,969
9,900	Trimble Navigation, Ltd.[a]	395,307
6,700	ValueClick, Inc.[a]	107,401
13,720	Vishay Intertechnology, Inc.[a]	201,410
4,700	Zebra Technologies Corporation[a]	178,553

	Total Information Technology	14,382,926

Materials (6.7%)
7,520	Albemarle Corporation	419,465
5,600	AptarGroup, Inc.	266,392
6,500	Ashland, Inc.	330,590
5,390	Cabot Corporation	202,933
3,700	Carpenter Technology Corporation	148,888
9,500	Commercial Metals Company	157,605
2,800	Compass Minerals International, Inc.	249,956
4,060	Cytec Industries, Inc.	215,423
2,600	Greif, Inc.	160,940
3,700	Intrepid Potash, Inc.[a,b]	137,973
11,000	Louisiana-Pacific Corporation[a]	104,060
5,360	Lubrizol Corporation	572,877
3,720	Martin Marietta Materials, Inc.[b]	343,133
1,580	Minerals Technologies, Inc.	103,348
900	NewMarket Corporation	111,033
6,600	Olin Corporation	135,432
8,500	Packaging Corporation of America	219,640
6,100	Reliance Steel & Aluminum Company	311,710
3,300	Rock-Tenn Company	178,035
10,700	RPM International, Inc.	236,470
3,900	Scotts Miracle-Gro Company	198,003
4,130	Sensient Technologies Corporation	151,695
4,200	Silgan Holdings, Inc.	150,402
8,580	Sonoco Products Company	288,889
17,900	Steel Dynamics, Inc.	327,570
8,900	Temple-Inland, Inc.	189,036
8,160	Valspar Corporation	281,357
4,600	Worthington Industries, Inc.	84,640

	Total Materials	6,277,495

Telecommunications Services (0.8%)
16,810	Cincinnati Bell, Inc.[a]	47,068
5,900	Syniverse Holdings, Inc.[a]	182,015
7,520	Telephone & Data Systems, Inc.	274,856
12,600	TW Telecom, Inc.[a]	214,830

	Total Telecommunications Services	718,769

Utilities (5.7%)
6,480	AGL Resources, Inc.	232,308
9,100	Alliant Energy Corporation	334,607
11,466	Aqua America, Inc.[b]	257,756
7,400	Atmos Energy Corporation	230,880
3,300	Black Hills Corporation	99,000
5,100	Cleco Corporation	156,876
9,830	DPL, Inc.	252,729
8,600	Dynegy, Inc.[a]	48,332
5,900	Energen Corporation	284,734
11,163	Great Plains Energy, Inc.	216,451
7,780	Hawaiian Electric Industries, Inc.	177,306
4,130	IDACORP, Inc.	152,727
15,525	MDU Resources Group, Inc.	314,692
6,800	National Fuel Gas Company	446,216
8,540	NSTAR	360,303
19,500	NV Energy, Inc.	273,975
7,990	OGE Energy Corporation	363,865
7,275	PNM Resources, Inc.	94,720
14,400	Questar Corporation	250,704
9,200	UGI Corporation	290,536
6,790	Vectren Corporation	172,330
9,320	Westar Energy, Inc.	234,491
4,310	WGL Holdings, Inc.	154,169

	Total Utilities	5,399,707

	Total Common Stock (cost $72,523,330)	91,961,048

	Collateral Held for Securities Loaned (5.5%)
5,212,131	Thrivent Financial Securities Lending Trust	5,212,131

	Total Collateral Held for Securities Loaned (cost $5,212,131)	5,212,131

Principal Amount	Short-Term Investments (2.4%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.192%, 3/14/2011[d,e]	299,887
	Liberty Street Funding, LLC
1,945,000	0.130%, 1/3/2011[d]	1,944,986

	Total Short-Term Investments (at amortized cost)	2,244,873

	Total Investments (cost $79,980,334) 105.6%	$99,418,052

	Other Assets and Liabilities, Net (5.6%)	(5,241,260)

	Total Net Assets 100.0%	$94,176,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2010

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2010, $299,887 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,658,817
Gross unrealized depreciation	(5,383,109)

Net unrealized appreciation (depreciation)	$17,275,708

Cost for federal income tax purposes	$82,142,344

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Mid Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	13,090,639	13,090,639	—	—
Consumer Staples	3,307,119	3,307,119	—	—
Energy	5,456,324	5,456,324	—	—
Financials	18,166,319	18,166,319	—	—
Health Care	10,194,052	10,194,052	—	—
Industrials	14,967,698	14,967,698	—	—
Information Technology	14,382,926	14,382,926	—	—
Materials	6,277,495	6,277,495	—	—
Telecommunications Services	718,769	718,769	—	—
Utilities	5,399,707	5,399,707	—	—
Collateral Held for Securities Loaned	5,212,131	5,212,131	—	—
Short-Term Investments	2,244,873	—	2,244,873	—

Total	$99,418,052	$97,173,179	$2,244,873	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	23,088	23,088	—	—

Total Asset Derivatives	$23,088	$23,088	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	25	March 2011	$2,240,162	$2,263,250	$23,088
Total Futures Contracts					$23,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$23,088
Total Equity Contracts		23,088

Total Asset Derivatives		$23,088

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	350,668
Total Equity Contracts		350,668

Total		$350,668

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(36,800)
Total Equity Contracts		(36,800)

Total		($36,800)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,502,611	1.7%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$6,345,282	$34,692,818	$35,825,969	5,212,131	$5,212,131	$31,570
Total Value and Income Earned	6,345,282				5,212,131	31,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (87.5%)	Value
Australia (3.8%)
37,701	Australia & New Zealand Banking Group, Ltd.	$900,498
135,953	BHP Billiton, Ltd.	6,322,015
220,311	Boart Longyear Group	1,029,132
23,447	Campbell Brothers, Ltd.	949,420
55,441	Challenger, Ltd.	266,907
79,116	Fortescue Metals Group, Ltd.[a]	530,345
292,176	iiNet, Ltd.	865,859
61,983	Iluka Resources, Ltd.[a]	579,060
88,942	Mineral Resources, Ltd.	1,122,996
56,703	Monadelphous Group, Ltd.	1,063,531
139,803	Mount Gibson Iron, Ltd.[a]	304,043
37,527	Newcrest Mining, Ltd.	1,556,578
47,844	Ramsay Health Care, Ltd.	871,459
17,401	Rio Tinto, Ltd.	1,523,767
210,162	SAI Global, Ltd.	1,048,166
32,444	Woolworths, Ltd.	895,942

	Total Australia	19,829,718

Austria (0.5%)
16,138	Andritz AG	1,486,407
52,220	Wienerberger AGa	998,851

	Total Austria	2,485,258

Belgium (0.6%)
21,290	Anheuser-Busch InBev NV	1,216,540
14,199	Bekaert SA	1,629,451
6,269	Compagnie d’ Entreprises CFE	450,296

	Total Belgium	3,296,287

Bermuda (<0.1%)
23,000	Orient Overseas International, Ltd.	222,952

	Total Bermuda	222,952

Brazil (3.0%)
131,320	Banco Bradesco SA ADR	2,664,483
34,000	Lojas Renner SA	1,155,181
42,168	Multiplan Empreendimentos Imobiliarios SA	937,349
39,200	Petroleo Brasileiro SA ADR	1,483,328
88,000	Petroleo Brasileiro SA PREF ADR	3,006,960
24,500	Souza Cruz SA	1,334,069
31,500	Ultrapar Participacoes SA ADR	2,035,530
109,000	Vale SA SP PREF ADR	3,293,980

	Total Brazil	15,910,880

Canada (2.4%)
11,253	Agrium, Inc.	1,035,552
39,173	Brookfield Asset Management, Inc.	1,308,000
13,149	Calfrac Well Services, Ltd.	452,803
6,832	Canadian Imperial Bank of Commerce	538,218
23,069	Canadian National Railway Company	1,539,403
32,518	CGI Group, Inc.[a]	562,516
22,712	Eldorado Gold Corporation	422,581
18,433	Enbridge, Inc.	1,043,171
18,480	Finning International, Inc.	503,493
3,800	George Weston, Ltd.	321,794
5,040	Inmet Mining Corporation	391,623
64,067	Kinross Gold Corporation	1,218,451
11,972	Potash Corporation of Saskatchewan, Inc.	1,859,675
13,600	Riocan Real Estate Investment Trust	300,915
10,722	Saputo, Inc.	426,810
9,078	Suncor Energy, Inc.	349,498
24,717	Trican Well Service, Ltd.	500,654

	Total Canada	12,775,157

Cayman Islands (0.6%)
290,000	China Shineway Pharmaceutical Group, Ltd.	831,504
827,690	Kingboard Laminates Holdings, Ltd.	840,756
1,118,000	Peak Sport Products, Ltd.	733,141
31,213	Subsea 7, Inc.[a]	818,805

	Total Cayman Islands	3,224,206

Chile (0.3%)
15,200	Banco Santander Chile SA ADR	1,420,744

	Total Chile	1,420,744

China (1.3%)
5,141,550	Bank of China, Ltd.	2,710,480
2,960,386	Huaneng Power International, Inc.	1,566,611
1,866,000	PetroChina Company, Ltd.	2,450,829

	Total China	6,727,920

Cyprus (0.1%)
53,448	Songa Offshore SEa	288,541

	Total Cyprus	288,541

Denmark (1.0%)
3,821	Carlsberg AS	383,531
43,973	Christian Hansen Holding AS	899,957
3,656	Coloplast AS	496,820
5,760	Danisco AS	528,248
54,842	DSV AS	1,215,665
14,354	Novo Nordisk AS	1,617,173

	Total Denmark	5,141,394

Finland (1.5%)
23,450	Cargotec Oyj	1,222,971
55,439	Kemira Oyj	868,814
5,445	Kesko Oyj	254,457
12,077	Kone Oyj	670,812
23,553	Outotec Oyj	1,459,269
26,562	Sampo Oyj	710,284
74,004	Stora Enso Oyj	761,609
24,196	UPM-Kymmene Oyj	428,961
5,685	Wartsila Corporation	433,238
40,964	YIT Oyj	1,023,657

	Total Finland	7,834,072

France (5.6%)
31,949	Alten, Ltd.	1,050,308
168,879	AXA SA	2,811,159
4,061	BNP Paribas SA	258,642
77,600	Cap Gemini SA	3,627,911
6,092	Christian Dior SA	871,398
41,592	Compagnie de Saint-Gobain	2,142,302
9,268	Euler Hermes SAa	884,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (87.5%)	Value
France (5.6%) - continued
7,732	Faurecia[a]	$223,669
28,235	Ingenico	1,023,263
11,516	L’Oreal SA	1,280,535
19,161	Renault SAa	1,115,450
17,461	Rhodia SA	578,171
7,144	Rubis	832,018
18,894	Safran SA	669,789
5,336	Societe Generale	287,124
77,553	Total SA	4,130,830
7,250	Unibail-Rodamco[a]	1,435,544
36,284	Valeo SAa	2,059,421
5,454	Virbac SA	948,527
119,250	Vivendi SA	3,222,460

	Total France	29,453,343

Germany (3.6%)
23,787	Aixtron SE	886,473
8,695	BASF SE	693,914
8,573	Continental AGa	681,025
73,937	Daimler AGa	5,003,133
21,928	Demag Cranes AGa	1,063,140
33,059	ElringKlinger AG	1,170,332
14,571	Henkel AG & Company KGaA	903,462
28,116	Kloeckner & Company SEa	788,112
6,533	Pfeiffer Vacuum Technology AG	766,621
19,357	ProSiebenSat.1 Media AG	581,031
15,399	Rheinmetall AG	1,233,605
18,650	SAP AG ADR	951,238
16,969	Siemens AG	2,102,113
33,234	Symrise AG	910,655
47,121	Tognum AG	1,240,467

	Total Germany	18,975,321

Hong Kong (3.8%)
414,800	AIA Group, Ltd.[a]	1,166,038
136,000	Cathay Pacific Airways, Ltd.	375,157
315,000	China Mobile, Ltd.	3,123,180
69,500	CLP Holdings, Ltd.	564,321
758,000	Galaxy Entertainment Group, Ltd.[a]	857,401
294,000	Hang Lung Group, Ltd.	1,931,625
8,600	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 6/1/2011[a]	1,992
462,450	Hutchison Whampoa, Ltd.	4,757,361
121,500	Link REIT	377,251
1,403,078	New World Development Company, Ltd.	2,632,450
212,000	SJM Holdings, Ltd.	336,304
127,819	Swire Pacific, Ltd., Class A	2,100,069
217,500	Swire Pacific, Ltd., Class B	643,280
101,000	Wharf Holdings, Ltd.	776,532

	Total Hong Kong	19,642,961

Hungary (0.3%)
8,200	Richter Gedeon Nyrt	1,676,617

	Total Hungary	1,676,617

India (2.0%)
109,000	Bharti Airtel, Ltd.	874,464
13,388	GlaxoSmithKline Pharmaceuticals, Ltd.	699,710
7,344	Grasim Industries, Ltd.	384,633
8,000	Grasim Industries, Ltd. GDR	406,079
30,800	Hero Honda Motors, Ltd.	1,369,331
146,000	Hindustan Unilever, Ltd.	1,021,509
129,000	Housing Development Finance Corporation	2,100,146
21,000	ICICI Bank, Ltd.	537,411
10,400	ICICI Bank, Ltd. ADR	526,656
10,300	Infosys Technologies, Ltd.	792,083
16,504	Infosys Technologies, Ltd. ADR	1,255,624
20,696	Ultra Tech Cement, Ltd.	501,738
2,285	Ultra Tech Cement, Ltd. GDR	110,813

	Total India	10,580,197

Indonesia (0.7%)
327,000	PT Astra International Tbk	1,976,199
1,755,576	Telekomunikasi Indonesia Tbk PT	1,549,038
7,300	Telekomunikasi Indonesia Tbk PT ADR	260,245

	Total Indonesia	3,785,482

Israel (0.3%)
19,500	Check Point Software Technologies, Ltd.[a]	902,070
1,818	Delek Group, Ltd.	468,747

	Total Israel	1,370,817

Italy (1.8%)
544,750	Enel SPA	2,729,865
97,600	Eni SPA	2,139,218
38,335	Indesit Company SPA	411,444
23,027	Saipem SPA	1,136,961
2,722,925	Telecom Italia SPA	2,963,451

	Total Italy	9,380,939

Japan (16.0%)
55,800	Aeon Company, Ltd.	696,289
71,000	All Nippon Airways Co., Ltd.[a]	264,224
32,100	Alps Electric Company, Ltd.	370,461
46,000	Anritsu Corporation	378,035
47,000	Asahi Diamond Industrial Company, Ltd.	891,274
82,000	Asics Corporation	1,049,565
224,850	Bridgestone Corporation	4,328,132
7,300	Canon, Inc.	374,967
116	Central Japan Railway Company	969,694
101,000	Chiyoda Corporation	1,000,350
65,000	Chuo Mitsui Trust Holdings, Inc.	268,511
27,400	Credit Saison Company, Ltd.	447,159
78,000	Daicel Chemical Industries, Ltd.	567,601
28,000	Daihatsu Motor Company, Ltd.	428,365
186,950	Daiichi Sankyo Company, Ltd.	4,083,173
62,250	Daito Trust Construction Company, Ltd.	4,254,320
687,056	Daiwa Securities Group, Inc.	3,524,329
185,000	Denki Kagaku Kogyo KK	875,918
19,400	Denso Corporation	666,950
46,200	East Japan Railway Company	2,997,880
26,036	Exedy Corporation	841,856
9,200	FamilyMart Company, Ltd.	346,128
83,000	Fujitsu, Ltd.	575,053
19,200	Hamamatsu Photonics KK	699,905
187,000	Hitachi, Ltd.	992,815
10,200	Honda Motor Company, Ltd.	402,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (87.5%)	Value
Japan (16.0%) - continued
2,900	Idemitsu Kosan Company, Ltd.	$307,302
184,000	IHI Corporation	408,511
80,200	ITOCHU Corporation	808,074
23,100	JTEKT Corporation	271,045
69	Kakaku.com, Inc.	409,514
161,850	Kao Corporation	4,349,732
39,800	Keihin Corporation	892,603
4,300	Keyence Corporation	1,240,701
141,000	Kobe Steel, Ltd.	356,269
9,800	K’s Holdings Corporation	266,024
11,400	Kyocera Corporation	1,158,211
92,000	Marubeni Corporation	644,073
143,000	Minebea Company, Ltd.	897,066
114,000	Mitsubishi Electric Corporation	1,191,217
158,000	Mitsubishi Materials Corporation[a]	502,090
7,730	Mitsubishi UFJ Lease & Finance Company, Ltd.	305,108
24,400	Mitsui & Company, Ltd.	401,475
86,700	MS and AD Insurance Group Holdings, Inc.	2,164,265
69,300	Nabtesco Corporation	1,473,461
25,808	Nichi-iko Pharmaceutical Company, Ltd.	903,739
33,940	Nifco, Inc.	916,953
106,000	Nippon Yusen KK	466,672
471,300	Nissan Motor Company, Ltd.	4,458,428
27,800	Omron Corporation	732,631
8,280	ORIX Corporation	811,234
29,703	Pigeon Corporation	1,008,454
224,700	Pioneer Corporation[a]	925,367
31,282	Sanyo Chemical Industries, Ltd.	260,332
62,800	Secom Company, Ltd.	2,967,352
42,300	Sega Sammy Holdings, Inc.	802,247
40,300	Shin-Etsu Chemical Company, Ltd.	2,172,033
30,700	Softbank Corporation	1,058,550
11,100	Sony Corporation	396,988
291,050	Sumitomo Corporation	4,097,189
78,200	Sumitomo Electric Industries, Ltd.	1,080,660
659,228	Sumitomo Trust and Banking Company, Ltd.	4,129,833
109,000	Suruga Bank, Ltd.	1,011,434
46,700	Suzuki Motor Corporation	1,146,430
14,300	Sysmex Corporation	989,038
17,700	Takeda Pharmaceutical Company, Ltd.	869,527
16,210	Toyo Tanso Company, Ltd.	956,543
163	West Japan Railway Company	608,398

	Total Japan	83,112,309

Luxembourg (0.8%)
88,911	Acergy SA	2,186,602
38,000	Tenaris SA ADR	1,861,240

	Total Luxembourg	4,047,842

Malaysia (0.5%)
570,600	CIMB Group Holdings Berhad	1,573,161
199,400	Public Bank Berhad	840,668

	Total Malaysia	2,413,829

Mexico (1.2%)
172,000	Consorcio ARA SAB de CV	105,846
40,500	Fomento Economico Mexicano SAB de CV ADR	2,264,760
13,500	Grupo Aeroportuario del Sureste SAB de CV ADR	762,075
460,500	Grupo Financiero Banorte SAB de CV ADR	2,188,773
259,000	Organizacion Soriana SAB de CV	828,381

	Total Mexico	6,149,835

Netherlands (1.6%)
5,976	Heineken NV	293,115
26,895	Imtech NV	1,021,704
67,695	Koninklijke (Royal) KPN NV	988,783
29,787	Koninklijke (Royal) Philips Electronics NV	913,227
70,068	Koninklijke DSM NV	3,994,242
4,825	Nutreco NV	366,477
17,094	Unilever NV	533,310

	Total Netherlands	8,110,858

Norway (1.6%)
46,200	Schibsted ASA	1,368,694
21,792	Seadrill, Ltd.	743,388
147,850	Statoil ASA	3,521,468
134,600	Storebrand ASA[a]	1,009,914
138,109	Tomra Systems ASA	919,459
17,165	Yara International ASA	999,146

	Total Norway	8,562,069

Philippines (0.4%)
2,576,000	Ayala Land, Inc.	968,431
658,242	Bank of the Philippine Islands	885,930

	Total Philippines	1,854,361

Poland (0.2%)
21,000	Bank Pekao SA	1,270,656

	Total Poland	1,270,656

Russia (0.4%)
36,500	LUKOIL ADR	2,064,915

	Total Russia	2,064,915

Singapore (1.9%)
53,000	Fraser and Neave, Ltd.	264,566
33,583	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	6,280
528,000	Goodpack, Ltd.	844,825
153,150	Keppel Corporation, Ltd.	1,351,274
134,000	Keppel Land, Ltd.	501,712
1,091,000	Midas Holding, Ltd.	803,586
188,000	Neptune Orient Lines, Ltd.[a]	319,544
429,000	Raffles Medical Group, Ltd.	798,935
103,000	SembCorp Industries, Ltd.	412,289
202,150	Singapore Airlines, Ltd.	2,412,050
457,000	Singapore Airport Terminal Services, Ltd.	1,025,419
583,867	Super Group, Ltd.	641,280
289,000	Yangzijiang Shipbuilding Holdings, Ltd.	430,347

	Total Singapore	9,812,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (87.5%)	Value
South Africa (0.8%)
106,600	Massmart Holdings, Ltd.	$2,374,284
154,000	Truworths International, Ltd.	1,675,686

	Total South Africa	4,049,970

South Korea (2.7%)
12,181	Busan Bank	153,548
14,406	Fila Korea, Ltd.[a]	992,642
83,503	Iljin Display Company, Ltd.[a]	830,016
21,300	Lock & Lock Company, Ltd.	676,978
8,588	OCI Materials Company, Ltd.	774,846
6,300	POSCO	2,691,300
5,950	Samsung Electronics Company, Ltd.	3,396,325
2,330	Shinsegae Company, Ltd.	1,260,569
3,521	SK Telecom Company, Ltd.	537,136
156,307	SK Telecom Company, Ltd. ADR	2,911,999

	Total South Korea	14,225,359

Spain (1.3%)
1,786	Construcciones y Auxiliar de Ferrocarriles SA	933,998
121,800	Indra Sistemas SA	2,087,772
12,190	Industria de Diseno Textil SA (Inditex)	912,500
135,300	Telefonica SA	3,089,028

	Total Spain	7,023,298

Sweden (1.5%)
45,576	Atlas Copco AB	1,150,488
10,518	Elekta AB	404,277
86,092	Hexagon AB	1,848,994
29,777	Hoganas AB	1,165,592
27,788	Investor AB	594,610
72,983	Nordea Bank AB	793,526
24,457	Scania AB	562,973
87,937	Volvo ABa	1,549,068

	Total Sweden	8,069,528

Switzerland (8.2%)
35,057	ABB, Ltd.[a]	782,746
53,750	Adecco SA	3,524,891
11,915	Aryzta AGa	550,384
3,748	Burckhardt Compression Holding AG	1,038,726
21,167	Compagnie Financiere Richemont SA	1,244,699
69,100	Credit Suisse Group	2,782,993
3,172	Givaudan SA	3,424,187
30,832	Holcim, Ltd.	2,333,131
14,491	Huber & Suhner AG	1,004,076
2,241	Kaba Holding AG	961,113
25,757	Logitech International SAa	489,766
27,465	Meyer Burger Technology AGa	856,746
133,427	Nestle SA	7,816,638
62,450	Novartis AG	3,676,154
32,609	Roche Holding AG	4,780,246
3,824	Schindler Holding AG	452,362
494	Sika AG	1,084,447
2,252	Swatch Group AG	1,004,100
39,047	UBS AGa	641,097
16,426	Zurich Financial Services AG	4,253,787

	Total Switzerland	42,702,289

Taiwan (0.8%)
443,000	Taiwan Mobile Company, Ltd.	1,058,665
1,250,951	Taiwan Semiconductor
	Manufacturing Company, Ltd.	3,045,187

	Total Taiwan	4,103,852

Thailand (1.4%)
169,000	Bangkok Bank pcl	854,883
280,100	PTT Exploration & Production pcl	1,558,989
293,300	PTT pcl	3,108,700
170,900	Siam Cement pcl	2,045,714

	Total Thailand	7,568,286

Turkey (0.7%)
447,982	Akbank TAS	2,481,687
37,000	BIM Birlesik Magazalar AS	1,255,323

	Total Turkey	3,737,010

United Kingdom (12.0%)
489,572	Aegis Group plc	1,074,936
24,167	AMEC plc	434,614
8,876	Anglo American plc	464,325
172,489	ARM Holdings plc	1,177,250
7,657	AstraZeneca plc	348,962
109,807	Babcock International Group plc	978,539
790,239	BAE Systems plc	4,070,335
82,562	Barclays plc	341,215
73,441	BG Group plc	1,489,763
45,234	BHP Billiton plc	1,819,833
110,526	British Airways plc[a]	471,105
54,063	British American Tobacco plc	2,079,580
43,234	Burberry Group plc	759,830
166,069	Carillion plc	998,226
269,816	Centrica plc	1,397,962
76,664	Compass Group plc	695,785
25,754	Croda International plc	651,929
17,783	Diageo plc	329,482
151,161	GKN plc	524,680
84,850	GlaxoSmithKline plc	1,645,473
170,901	Halma plc	957,062
277,495	HSBC Holdings plc	2,835,995
60,200	HSBC Holdings plc ADR	3,072,608
29,995	IMI plc	442,756
10,019	Imperial Tobacco Group plc	307,979
195,287	Intermediate Capital Group plc	1,017,356
156,905	J Sainsbury plc	921,786
135,150	Pearson plc	2,129,824
78,398	Pennon Group plc	783,931
17,306	Petrofac, Ltd.	430,000
28,832	Reckitt Benckiser Group plc	1,586,183
32,299	Rio Tinto plc	2,302,313
33,654	Rotork plc	961,825
12,224	Schroders plc	354,475
41,313	Shire plc	996,137
330,452	Spirent plc	762,193
103,210	Standard Chartered plc	2,786,203
123,167	Telecity Group plc[a]	906,086
599,799	Tesco plc	3,977,244
32,176	Ultra Electronics Holdings plc	852,433
27,793	Unilever plc	853,692
1,564,400	Vodafone Group plc	4,106,611
16,319	Whitbread plc	456,637
400,250	WPP plc	4,948,087
26,337	WS Atkins plc	287,966

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (87.5%)	Value
United Kingdom (12.0%) - continued
72,993	Xstrata plc	$1,729,652

	Total United Kingdom	62,520,858

United States (0.3%)
22,017	iShares MSCI EAFE Growth Index Fund	1,344,688

	Total United States	1,344,688

	Total Common Stock (cost $384,430,598)	456,766,725

Principal Amount	Long-Term Fixed Income (9.4%)
Argentina (0.5%)
	Argentina Government International Bond
250,000	7.000%, 10/3/2015	240,625
470,000	7.000%, 4/17/2017	427,230
615,454	7.820%, 12/31/2033[b,c]	629,238
352,604	7.820%, 12/31/2033[b]	360,501
5,590,000	0.000%, 12/15/2035[b,d]	937,518
100,000	2.260%, 12/31/2038[b,e]	49,780

	Total Argentina	2,644,892

Belarus (0.2%)
	Belarus Government International Bond
810,000	8.750%, 8/3/2015	829,440

	Total Belarus	829,440

Brazil (0.3%)
	Brazil Government International Bond
600,000	4.875%, 1/22/2021	612,000
200,000	7.125%, 1/20/2037[c]	238,500
610,000	5.625%, 1/7/2041	605,425
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[f,g]	1,905
	Telemar Norte Leste SA
194,000	5.500%, 10/23/2020[f]	186,725

	Total Brazil	1,644,555

Bulgaria (<0.1%)
	Bulgaria Government International Bond
10,000	8.250%, 1/15/2015	11,700

	Total Bulgaria	11,700

Cayman Islands (0.1%)
	Odebrecht Drilling Norbe VIII/IX, Ltd.
280,000	6.350%, 6/30/2021[f]	291,200
	TGI International, Ltd.
180,000	9.500%, 10/3/2017	202,050

	Total Cayman Islands	493,250

Chile (0.3%)
	Banco Central de Chile
215,000,000	6.000%, 5/1/2015[h]	469,284
	Banco del Estado de Chile
200,000	4.125%, 10/7/2020	190,318
260,000	4.125%, 10/7/2020[f]	246,966
	Chile Government International Bond
130,000	3.875%, 8/5/2020	127,798
	Corporacion Nacional del Cobre de Chile - Codelco
120,000	3.750%, 11/4/2020[f]	113,704
200,000	6.150%, 10/24/2036	218,344
	E-CL SA
140,000	5.625%, 1/15/2021[f]	138,692

	Total Chile	1,505,106

China (0.1%)
	Sinochem Overseas Capital Company, Ltd.
120,000	4.500%, 11/12/2020[f]	118,276
260,000	6.300%, 11/12/2040[f]	265,960

	Total China	384,236

Colombia (0.6%)
	Colombia Government International Bond
30,000	8.250%, 12/22/2014	35,175
200,000	7.375%, 1/27/2017	236,000
1,470,000	7.375%, 3/18/2019[c]	1,764,000
710,000	7.375%, 9/18/2037	841,350
300,000	6.125%, 1/18/2041	307,500

	Total Colombia	3,184,025

Costa Rica (0.1%)
	Costa Rica Government International Bond
243,000	9.995%, 8/1/2020	332,910

	Total Costa Rica	332,910

Dominican Republic (0.2%)
	Dominican Republic Government International Bond
163,947	9.040%, 1/23/2018[c]	186,079
560,000	7.500%, 5/6/2021	603,400
100,000	8.625%, 4/20/2027	112,000

	Total Dominican Republic	901,479

Egypt (<0.1%)
	Egypt Government International Bond
125,000	6.875%, 4/30/2040[f]	131,875

	Total Egypt	131,875

El Salvador (0.1%)
	El Salvador Government International Bond
375,000	7.650%, 6/15/2035[c]	396,563

	Total El Salvador	396,563

Gabon (<0.1%)
	Gabon Government International Bond
120,000	8.200%, 12/12/2017[f]	140,400

	Total Gabon	140,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Georgia (<0.1%)
	Georgia Government International Bond
$100,000	7.500%, 4/15/2013	$102,500

	Total Georgia	102,500

Ghana (<0.1%)
	Ghana Government International Bond
100,000	8.500%, 10/4/2017	113,000

	Total Ghana	113,000

Hungary (<0.1%)

	Hungary Government International Bond
40,000	6.750%, 7/28/2014[b]	54,443
20,000	5.750%, 6/11/2018[b]	24,817

	Total Hungary	79,260

Indonesia (0.8%)
	Adaro Indonesia PT
120,000	7.625%, 10/22/2019	131,100
	Indonesia Government International Bond
49,000	6.875%, 1/17/2018	56,840
1,160,000	11.625%, 3/4/2019[c]	1,719,699
373,000	5.875%, 3/13/2020	409,368
755,000	8.500%, 10/12/2035	989,050
480,000	7.750%, 1/17/2038	583,200

	Total Indonesia	3,889,257

Iraq (0.1%)
	Iraq Government International Bond
500,000	5.800%, 1/15/2028	455,000

	Total Iraq	455,000

Ireland (<0.1%)
	MTS International Funding, Ltd.
100,000	8.625%, 6/22/2020	113,620

	Total Ireland	113,620

Israel (0.1%)
	Israel Government International Bond
1,700,000	Zero Coupon, 3/2/2011[i]	477,351

	Total Israel	477,351

Ivory Coast (<0.1%)
	Ivory Coast Government International Bond
332,000	2.500%, 12/31/2032[e,g]	146,080

	Total Ivory Coast	146,080

Kazakhstan (0.3%)
	Development Bank of Kazakhstan JSC
200,000	5.500%, 12/20/2015[f]	201,500
	Kazatomprom
110,000	6.250%, 5/20/2015	116,600
	KazMunayGaz National Company
920,000	11.750%, 1/23/2015[c]	1,143,100
270,000	6.375%, 4/9/2021[f]	267,624

	Total Kazakhstan	1,728,824

Lebanon (0.2%)
	Lebanon Government International Bond
130,000	9.000%, 3/20/2017	155,984
252,000	4.000%, 12/31/2017	246,960
380,000	6.375%, 3/9/2020	396,165
20,000	8.250%, 4/12/2021	23,061

	Total Lebanon	822,170

Luxembourg (0.3%)
	Alrosa Finance SA
200,000	7.750%, 11/3/2020[f]	209,750
	Gazprom International
179,708	7.201%, 2/1/2020	191,030
	Gazprom Via Gaz Capital SA
960,000	9.250%, 4/23/2019[c]	1,179,648

	Total Luxembourg	1,580,428

Malaysia (0.1%)
	Malaysia Government International Bond
280,000	7.500%, 7/15/2011	289,133
	Petronas Capital, Ltd.
170,000	5.250%, 8/12/2019	182,337

	Total Malaysia	471,470

Mexico (0.9%)
	Cemex Finance, LLC
340,000	9.500%, 12/14/2016	351,050
	Mexico Government International Bond
259	Zero Coupon, 1/25/2011[j]	14,245
10,710,000	Zero Coupon, 2/10/2011[k]	863,395
40,000	7.500%, 1/14/2012	42,700
30,000	5.875%, 1/15/2014	33,225
20,000	6.625%, 3/3/2015	23,000
16,000	5.950%, 3/19/2019	17,840
7,185,900	10.000%, 12/5/2024[k]	725,340
60,000	7.500%, 4/8/2033	73,650
120,000	6.750%, 9/27/2034[c]	135,000
1,259,800	8.500%, 11/18/2038[k]	108,584
140,000	6.050%, 1/11/2040	143,150
110,000	5.750%, 10/12/2110	97,625
	Pemex Project Funding Master Trust
415,000	5.750%, 3/1/2018	443,712
430,000	6.625%, 6/15/2035[c]	437,521
	Petroleos Mexicanos
275,000	8.000%, 5/3/2019	331,375
280,000	5.500%, 1/21/2021	283,500

	Total Mexico	4,124,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Morocco (<0.1%)
	Morocco Government International Bond
$180,000	4.500%, 10/5/2020[b]	$230,142

	Total Morocco	230,142

Pakistan (<0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	174,000
100,000	7.875%, 3/31/2036	78,059

	Total Pakistan	252,059

Panama (<0.1%)
	Panama Government International Bond
11,000	7.250%, 3/15/2015	12,705

	Total Panama	12,705

Peru (0.3%)
	Peru Government International Bond
160,000	5.625%, 11/18/2050	148,000
300,000	7.125%, 3/30/2019[c]	358,500
300,000	7.350%, 7/21/2025	364,950
417,000	8.750%, 11/21/2033	572,333
207,000	6.550%, 3/14/2037	226,665

	Total Peru	1,670,448

Philippines (0.6%)
	Philippines Government International Bond
100,000	6.500%, 1/20/2020	115,500
600,000	4.000%, 1/15/2021	582,480
100,000	7.500%, 9/25/2024	123,750
40,000	9.500%, 10/21/2024	57,800
547,000	9.500%, 2/2/2030[c]	787,680
100,000	7.750%, 1/14/2031	123,250
1,161,000	6.375%, 10/23/2034	1,230,660

	Total Philippines	3,021,120

Poland (0.2%)
	Poland Government International Bond
670,000	3.875%, 7/16/2015[c]	680,970
310,000	6.375%, 7/15/2019	347,265

	Total Poland	1,028,235

Qatar (0.3%)
	Qatar Government International Bond
730,000	4.000%, 1/20/2015	755,550
100,000	6.550%, 4/9/2019	114,500
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
480,650	5.298%, 9/30/2020	507,086

	Total Qatar	1,377,136

Romania (<0.1%)
	Romania Government International Bond
50,000	5.000%, 3/18/2015[b]	65,816
57,000	6.500%, 6/18/2018[b]	78,458

	Total Romania	144,274

Russia (0.4%)
	Russia Government International Bond
200,000	3.625%, 4/29/2015	200,260
2,327,000	7.500%, 3/31/2030[c]	2,691,175

	Total Russia	2,891,435

Serbia (<0.1%)
	Serbia Government International Bond
140,000	6.750%, 11/1/2024	137,060

	Total Serbia	137,060

South Africa (0.7%)
	Peermont Global Proprietary, Ltd.
260,000	7.750%, 4/30/2014[b]	298,811
	South Africa Government International Bond
60,000	6.500%, 6/2/2014	67,500
2,540,000	8.000%, 12/21/2018[l]	383,886
100,000	6.875%, 5/27/2019	117,125
930,000	5.500%, 3/9/2020[c]	989,288
9,410,000	6.750%, 3/31/2021[l]	1,288,941
110,000	5.875%, 5/30/2022	118,250

	Total South Africa	3,263,801

Sri Lanka (<0.1%)
	Sri Lanka Government International Bond
100,000	8.250%, 10/24/2012	108,082
100,000	6.250%, 10/4/2020[f]	101,375

	Total Sri Lanka	209,457

Turkey (0.8%)
	Akbank TAS
100,000	5.125%, 7/22/2015[f]	101,000
390,000	5.125%, 7/22/2015	393,900
	Turkey Government International Bond
700,000	Zero Coupon, 2/2/2011[m]	450,922
2,030,000	5.625%, 3/30/2021[c]	2,111,199
50,000	7.375%, 2/5/2025	59,250
530,000	7.250%, 3/5/2038	616,788

	Total Turkey	3,733,059

Ukraine (<0.1%)
	Ukraine Government International Bond
195,000	4.950%, 10/13/2015[b]	240,004

	Total Ukraine	240,004

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
239,954	5.888%, 6/15/2019	256,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (9.4%)	Value
United Arab Emirates (0.1%) - continued
	Dubai Government International Bond
$150,000	7.750%, 10/5/2020	$141,638

	Total United Arab Emirates	398,388

United States (0.1%)
	HSBC Bank USA
590,000	5.910%, 8/15/2040[n,o]	744,761

	Total United States	744,761

Uruguay (0.1%)
	Uruguay Government International Bond
140,000	9.250%, 5/17/2017	180,600
130,754	8.000%, 11/18/2022[c]	161,808
488,000	7.625%, 3/21/2036	579,500

	Total Uruguay	921,908

Venezuela (0.5%)
	Petroleos de Venezuela SA
140,000	5.000%, 10/28/2015	79,800
570,600	5.250%, 4/12/2017	326,669
180,000	8.500%, 11/2/2017[c]	121,050
590,000	8.500%, 11/2/2017[f]	396,775
	Venezuela Government International Bond
100,000	13.625%, 8/15/2018	97,500
320,000	7.750%, 10/13/2019	216,800
396,500	6.000%, 12/9/2020	227,988
925,000	8.250%, 10/13/2024	601,249
660,000	7.650%, 4/21/2025	415,800

	Total Venezuela	2,483,631

	Total Long-Term Fixed Income (cost $48,133,980)	49,463,926

	Short-Term Investments (3.7%)[p]
	Charta, LLC
8,480,000	0.150%, 1/3/2011	8,479,929
	Ciesco, LLC
2,265,000	0.120%, 1/3/2011	2,264,985
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.192%, 3/14/2011[q,r]	299,887
	Liberty Street Funding, LLC
5,170,000	0.130%, 1/3/2011[q]	5,169,963
	Old Line Funding, LLC
3,150,000	0.170%, 1/3/2011[q]	3,149,970
	U.S. Treasury Bills
200,000	0.227%, 10/20/2011[q]	199,633

	Total Short-Term Investments (at amortized cost)	19,564,367

	Total Investments (cost $452,128,945) 100.6%	$525,795,018

	Other Assets and Liabilities, Net (0.6%)	(3,189,844)

	Total Net Assets 100.0%	$522,605,174

[a]	Non-income producing security.
[b]	Principal amount is displayed in Euros.
[c]	Denotes investments purchased on a when-issued or delayed delivery basis.
[d]	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
[e]	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2010.
[f]

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $2,913,727 or 0.6% of total net assets.

[g]	Subsequent to December 31, 2010, the security has gone into default and has decreased in value.
[h]	Principal amount is displayed in Chilean Pesos.
[i]	Principal amount is displayed in Israeli Shekels.
[j]	Principal amount is displayed in units.
[k]	Principal amount is displayed in Mexican Pesos.
[l]	Principal amount is displayed in South African Rand.
[m]	Principal amount is displayed in Turkish Lira.
[n]	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
[o]	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
[p]	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
[q]	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
[r]	At December 31, 2010, $299,887 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR -	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$77,267,364
Gross unrealized depreciation	(5,932,855)

Net unrealized appreciation (depreciation)	$71,334,509
Cost for federal income tax purposes	$454,460,509

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	70,675,386	—	70,675,386	—
Consumer Staples	42,681,655	2,264,760	40,416,895	—
Energy	31,343,720	10,451,973	20,891,747	—
Financials	73,012,621	9,029,179	63,983,442	—
Health Care	28,065,676	—	28,065,676	—
Industrials	83,298,731	1,278,967	82,019,764	—
Information Technology	35,271,072	2,157,694	33,113,378	—
Materials	59,999,367	3,293,980	56,705,387	—
Telecommunications Services	22,844,711	3,172,244	19,672,467	—
Utilities	9,573,786	—	9,573,786	—
Long-Term Fixed Income
Basic Materials	1,057,134	—	1,057,134	—
Communications Services	300,345	—	300,345	—
Consumer Cyclical	298,811	—	298,811	—
Consumer Non-Cyclical	1,905	—	1,905	—
Energy	5,526,286	—	5,526,286	—
Financials	1,792,211	—	1,047,450	744,761
Foreign Government	39,448,376	—	39,434,131	14,245
Transportation	202,050	—	202,050	—
Utilities	836,808	—	836,808	—
Short-Term Investments	19,564,367	—	19,564,367	—

Total	$525,795,018	$31,648,797	$493,387,215	$759,006

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	73,399	73,399	—	—
Foreign Currency Forward Contracts	87,074	—	87,074	—

Total Asset Derivatives	$160,473	$73,399	$87,074	$—

Liability Derivatives
Futures Contracts	187,427	187,427	—	—
Foreign Currency Forward Contracts	183,498	—	183,498	—

Total Liability Derivatives	$370,925	$187,427	$183,498	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Financials	—	4,219	49,775	690,767	—	—	—	744,761
Foreign Government	—	—	1,295	12,950	—	—	—	14,245

Total	$—	$4,219	$51,070	$703,717	$—	$—	$—	$759,006

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $51,070.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	16	March 2011	$3,506,581	$3,502,500	($4,081)
5-Yr. U.S. Treasury Bond Futures	44	March 2011	5,266,021	5,179,625	(86,396)
10-Yr. U.S. Treasury Bond Futures	22	March 2011	2,720,219	2,649,625	(70,594)
20-Yr. U.S. Treasury Bond Futures	14	March 2011	1,736,106	1,709,750	(26,356)
E-Mini MSCI Eafe Index Futures	31	March 2011	2,520,360	2,574,550	54,190
Ultra Long Term U.S Treasury Bond Futures	(6)	March 2011	(781,771)	(762,562)	19,209
Total Futures Contracts					($114,028)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
British Pound	SSB	45,763	1/4/2011 -1/6/2011	$70,915	$71,350	$435
Chinese Yuan	CITI	2,122,038	3/17/2011	324,000	322,023	(1,977)
Chinese Yuan	BB	4,994,433	3/17/2011	742,391	757,915	15,524
Chinese Yuan	MSC	2,523,761	3/17/2011	379,000	382,986	3,986
Euro	CITI	88,095	1/5/2011	117,731	117,727	(4)
Indian Rupee	DB	13,097,700	1/18/2011	294,000	291,994	(2,006)
Indian Rupee	CITI	8,700,050	1/18/2011	191,000	193,955	2,955
Israeli Shekel	JPM	1,773,340	3/16/2011	488,349	499,720	11,371
Japanese Yen	SSB	2,780,502	1/4/2011 -1/6/2011	34,050	34,247	197
Malaysian Ringgit	RBS	151,263	1/18/2011	49,000	49,005	5
Malaysian Ringgit	UBS	590,859	1/18/2011	191,000	191,422	422
Mexican Peso	CITI	11,826,862	1/21/2011	956,054	956,513	459
Philippines Peso	CITI	8,359,672	1/18/2011	192,044	190,973	(1,071)
Philippines Peso	HSBC	2,070,250	1/18/2011	49,000	47,294	(1,706)
Philippines Peso	SSB	4,181,523	1/3/2011 - 1/5/2011	95,205	95,447	242
Russian Ruble	UBS	7,326,228	1/18/2011	233,766	239,503	5,737
Russian Ruble	CITI	21,693,695	1/18/2011	699,075	709,192	10,117
Singapore Dollar	SSB	157,529	1/3/2011 - 1/5/2011	122,310	122,743	433
Turkish Lira	BB	356,875	3/16/2011	239,000	229,379	(9,621)
Total Purchases				$5,467,890	$5,503,388	$35,498
Sales
Brazilian Real	UBS	1,062,000	1/18/2011	$608,770	$637,225	($28,455)
Chilean Peso	CITI	225,062,013	1/18/2011	460,061	480,378	(20,317)
Euro	CITI	88,095	1/11/2011	117,731	117,716	15
Euro	BB	175,973	1/11/2011	235,624	235,140	484
Euro	CSFB	148,925	1/11/2011	195,093	198,998	(3,905)
Euro	JPM	478,000	3/16/2011	629,908	638,497	(8,589)
Euro	MSC	701,000	3/16/2011	930,167	936,373	(6,206)
Euro	DB	1,355,410	1/11/2011	1,825,217	1,811,141	14,076
Euro	SSB	81,592	1/3/2011 -1/5/2011	107,753	109,037	(1,284)
Israeli Shekel	JPM	1,693,285	3/16/2011	471,103	477,161	(6,058)
Japanese Yen	CSFB	29,307,450	3/16/2011	349,000	361,349	(12,349)
Mexican Peso	MSC	14,550,491	1/21/2011 -2/10/2011	1,182,040	1,175,424	6,616
Mexican Peso	DB	19,110,399	1/21/2011 -3/16/2011	1,526,808	1,541,209	(14,401)
Russian Ruble	UBS	6,559,280	1/18/2011	212,000	214,431	(2,431)
South African Rand	CITI	1,490,976	1/31/2011	219,181	225,519	(6,338)
South African Rand	DB	9,619,219	1/31/2011	1,399,210	1,454,962	(55,752)
Turkish Lira	DB	693,392	2/2/2011	460,863	447,891	12,972
Total Sales				$10,930,529	$11,062,451	($131,922)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($96,424)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

Counterparty
BB	-	Barclays Bank
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	19,209
Total Interest Rate Contracts		19,209
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	54,190
Total Equity Contracts		54,190
Foreign Exchange Contracts Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	87,074
Total Foreign Exchange Contracts		87,074

Total Asset Derivatives		$160,473

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	187,427
Total Interest Rate Contracts		187,427
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	183,498
Total Foreign Exchange Contracts		183,498

Total Liability Derivatives		$370,925

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(835,671)
Total Equity Contracts		(835,671)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	234,985
Total Foreign Exchange Contracts		234,985
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(129,848)
Total Interest Rate Contracts		(129,848)

Total		($730,534)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(168,218)
Total Interest Rate Contracts		(168,218)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	45,019
Total Equity Contracts		45,019
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(142,049)
Total Foreign Exchange Contracts		(142,049)

Total		($265,248)

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$3,220,114	0.9%	N/A	N/A
Interest Rate Contracts	2,088,434	0.6	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$15,353,421	4.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (98.0%)	Value
Australia (4.9%)
126,667	Australia & New Zealand Banking Group, Ltd.	$3,025,472
403,555	BHP Billiton, Ltd.	18,765,907
186,695	Challenger, Ltd.	898,798
267,005	Fortescue Metals Group, Ltd.[a]	1,789,837
210,417	Iluka Resources, Ltd.[a]	1,965,764
470,779	Mount Gibson Iron, Ltd.[a]	1,023,849
127,780	Newcrest Mining, Ltd.	5,300,171
161,428	Ramsay Health Care, Ltd.	2,940,344
58,792	Rio Tinto, Ltd.	5,148,284
108,707	Woolworths, Ltd.	3,001,945

	Total Australia	43,860,371

Belgium (0.6%)
71,490	Anheuser-Busch InBev NV	4,085,038
11,577	Bekaert SA	1,328,555

	Total Belgium	5,413,593

Bermuda (0.1%)
78,000	Orient Overseas International, Ltd.	756,097

	Total Bermuda	756,097

Brazil (0.4%)
100,300	Petroleo Brasileiro SA ADR	3,795,352

	Total Brazil	3,795,352

Canada (4.9%)
38,201	Agrium, Inc.	3,515,429
132,443	Brookfield Asset Management, Inc.	4,422,314
44,798	Calfrac Well Services, Ltd.	1,542,677
23,194	Canadian Imperial Bank of Commerce[b]	1,827,201
78,488	Canadian National Railway Company	5,237,533
110,392	CGI Group, Inc.[a]	1,909,627
78,910	Eldorado Gold Corporation	1,468,204
62,271	Enbridge, Inc.	3,524,076
61,967	Finning International, Inc.	1,688,309
13,000	George Weston, Ltd.	1,100,875
17,082	Inmet Mining Corporation	1,327,321
218,359	Kinross Gold Corporation	4,152,840
40,367	Potash Corporation of Saskatchewan, Inc.	6,270,426
45,700	Riocan Real Estate Investment Trust	1,011,164
36,279	Saputo, Inc.	1,444,154
31,370	Suncor Energy, Inc.	1,207,728
82,993	Trican Well Service, Ltd.	1,681,061

	Total Canada	43,330,939

Cayman Islands (0.3%)
105,805	Subsea 7, Inc.[a]	2,775,563

	Total Cayman Islands	2,775,563

China (1.3%)
13,137,800	Bank of China, Ltd.	6,925,876
8,236,100	Huaneng Power International, Inc.	4,358,474

	Total China	11,284,350

Cyprus (0.1%)
180,214	Songa Offshore SEa	972,892

	Total Cyprus	972,892

Denmark (1.2%)
13,880	Carlsberg AS	1,393,199
12,458	Coloplast AS	1,692,939
19,679	Danisco AS	1,804,755
50,418	Novo Nordisk AS	5,680,269

	Total Denmark	10,571,162

Finland (1.3%)
18,458	Kesko Oyj	862,583
42,626	Kone Oyj	2,367,642
90,115	Sampo Oyj	2,409,730
251,225	Stora Enso Oyj	2,585,472
81,691	UPM-Kymmene Oyj	1,448,266
19,299	Wartsila Corporation	1,470,722

	Total Finland	11,144,415

France (7.4%)
430,675	AXA SA	7,169,015
13,539	BNP Paribas SA	862,288
198,400	Cap Gemini SA	9,275,485
20,556	Christian Dior SA	2,940,324
106,650	Compagnie de Saint-Gobain	5,493,280
25,914	Faurecia[a]	749,632
39,157	L’Oreal SA	4,354,109
65,050	Renault SAa	3,786,861
59,484	Rhodia SA	1,969,641
63,705	Safran SA	2,258,331
18,086	Societe Generale	973,188
207,794	Total SA	11,068,064
21,000	Unibail-Rodamco[a]	4,158,126
38,038	Valeo SAa	2,158,975
313,400	Vivendi SA	8,468,921

	Total France	65,686,240

Germany (3.9%)
30,996	BASF SE	2,473,670
28,926	Continental AGa	2,297,833
208,776	Daimler AGa	14,127,352
49,730	Henkel AG & Company KGaA	3,083,466
68,586	ProSiebenSat.1 Media AG	2,058,717
62,279	SAP AG ADR	3,176,520
57,475	Siemens AG	7,119,980

	Total Germany	34,337,538

Hong Kong (3.3%)
458,000	Cathay Pacific Airways, Ltd.	1,263,395
235,000	CLP Holdings, Ltd.	1,908,135
38,400	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 6/1/2011[a]	8,893
1,190,700	Hutchison Whampoa, Ltd.	12,249,084
409,500	Link REIT	1,271,474
3,624,500	New World Development Company, Ltd.	6,800,274
715,000	SJM Holdings, Ltd.	1,134,233
112,432	Swire Pacific, Ltd.	1,847,261
345,000	Wharf Holdings, Ltd.	2,652,511

	Total Hong Kong	29,135,260

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (98.0%)	Value
Indonesia (0.5%)
4,371,800	Telekomunikasi Indonesia Tbk PT	$3,857,471
27,800	Telekomunikasi Indonesia Tbk PT ADR	991,070

	Total Indonesia	4,848,541

Israel (0.2%)
6,147	Delek Group, Ltd.	1,584,921

	Total Israel	1,584,921

Italy (2.9%)
1,422,600	Enel SPA	7,128,969
249,200	Eni SPA	5,462,019
129,606	Indesit Company SPA	1,391,043
78,500	Saipem SPA	3,875,947
7,170,250	Telecom Italia SPA	7,803,624

	Total Italy	25,661,602

Japan (22.1%)
190,300	Aeon Company, Ltd.	2,374,620
240,000	All Nippon Airways Co., Ltd.[a]	893,152
116,200	Alps Electric Company, Ltd.	1,341,046
155,000	Anritsu Corporation[b]	1,273,813
570,700	Bridgestone Corporation	10,985,393
25,400	Canon, Inc.	1,304,678
390	Central Japan Railway Company	3,260,177
222,000	Chuo Mitsui Trust Holdings, Inc.	917,067
92,100	Credit Saison Company, Ltd.	1,503,043
279,000	Daicel Chemical Industries, Ltd.	2,030,264
94,000	Daihatsu Motor Company, Ltd.	1,438,081
477,700	Daiichi Sankyo Company, Ltd.	10,433,439
167,400	Daito Trust Construction Company, Ltd.	11,440,532
1,792,000	Daiwa Securities Group, Inc.	9,192,260
66,100	Denso Corporation	2,272,443
119,400	East Japan Railway Company	7,747,771
30,900	FamilyMart Company, Ltd.	1,162,537
289,000	Fujitsu, Ltd.	2,002,293
65,400	Hamamatsu Photonics KK	2,384,052
636,000	Hitachi, Ltd.	3,376,632
36,400	Honda Motor Company, Ltd.	1,436,664
9,900	Idemitsu Kosan Company, Ltd.	1,049,065
616,000	IHI Corporation	1,367,623
269,600	ITOCHU Corporation	2,716,420
77,500	JTEKT Corporation	909,351
232	Kakaku.com, Inc.	1,376,916
408,600	Kao Corporation	10,981,159
14,700	Keyence Corporation	4,241,465
476,000	Kobe Steel, Ltd.	1,202,725
33,000	K’s Holdings Corporation	895,796
40,000	Kyocera Corporation	4,063,899
324,000	Marubeni Corporation	2,268,255
381,000	Mitsubishi Electric Corporation	3,981,172
531,000	Mitsubishi Materials Corporation[a]	1,687,405
26,070	Mitsubishi UFJ Lease & Finance Company, Ltd.	1,029,000
81,700	Mitsui & Company, Ltd.	1,344,285
223,045	MS and AD Insurance Group Holdings, Inc.	5,567,802
358,000	Nippon Yusen KK	1,576,118
1,264,100	Nissan Motor Company, Ltd.	11,958,202
94,300	Omron Corporation	2,485,149
27,970	ORIX Corporation	2,740,365
162,200	Secom Company, Ltd.	7,664,084
141,700	Sega Sammy Holdings, Inc.	2,687,434
101,300	Shin-Etsu Chemical Company, Ltd.	5,459,723
104,100	Softbank Corporation	3,589,415
38,200	Sony Corporation	1,366,210
779,000	Sumitomo Corporation	10,966,193
273,700	Sumitomo Electric Industries, Ltd.	3,782,310
1,709,800	Sumitomo Trust and Banking Company, Ltd.	10,711,296
158,600	Suzuki Motor Corporation	3,893,442
60,700	Takeda Pharmaceutical Company, Ltd.	2,981,938
548	West Japan Railway Company	2,045,410

	Total Japan	197,359,584

Luxembourg (0.2%)
69,486	Acergy SA	1,708,880

	Total Luxembourg	1,708,880

Netherlands (2.4%)
20,363	Heineken NV	998,778
229,380	Koninklijke (Royal) KPN NV	3,350,425
101,027	Koninklijke (Royal) Philips Electronics NV	3,097,342
190,554	Koninklijke DSM NV	10,862,572
16,175	Nutreco NV	1,228,552
57,790	Unilever NV	1,802,973

	Total Netherlands	21,340,642

Norway (1.7%)
73,868	Seadrill, Ltd.[b]	2,519,852
377,875	Statoil ASA	9,000,167
57,533	Yara International ASA	3,348,899

	Total Norway	14,868,918

Singapore (2.0%)
179,000	Fraser and Neave, Ltd.	893,536
290,800	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	54,381
530,450	Keppel Corporation, Ltd.	4,680,268
452,000	Keppel Land, Ltd.	1,692,340
633,000	Neptune Orient Lines, Ltd.[a]	1,075,913
345,000	SembCorp Industries, Ltd.	1,380,968
518,600	Singapore Airlines, Ltd.	6,187,923
980,000	Yangzijiang Shipbuilding Holdings, Ltd.	1,459,310

	Total Singapore	17,424,639

South Korea (1.8%)
16,350	POSCO	6,984,567
25,110	SK Telecom Company, Ltd.	3,830,581
287,040	SK Telecom Company, Ltd. ADR	5,347,555

	Total South Korea	16,162,703

Spain (1.9%)
316,600	Indra Sistemas SA	5,426,836
41,517	Industria de Diseno Textil SA (Inditex)	3,107,816
347,900	Telefonica SA	7,942,888

	Total Spain	16,477,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (98.0%)	Value
Sweden (1.9%)
150,112	Atlas Copco AB	$3,789,319
35,486	Elekta AB	1,363,964
94,202	Investor AB	2,015,741
248,502	Nordea Bank AB	2,701,902
82,908	Scania AB	1,908,451
294,867	Volvo ABa	5,194,274

	Total Sweden	16,973,651

Switzerland (11.8%)
118,116	ABB, Ltd.[a]	2,637,271
134,900	Adecco SA	8,846,655
40,299	Aryzta AGa	1,861,512
72,507	Compagnie Financiere Richemont SA	4,263,683
176,400	Credit Suisse Group	7,104,486
8,127	Givaudan SA	8,773,132
78,936	Holcim, Ltd.	5,973,277
86,734	Logitech International SAa,b	1,649,235
391,863	Nestle SA	22,956,760
160,500	Novartis AG	9,447,923
93,786	Roche Holding AG	13,748,355
12,793	Schindler Holding AG	1,513,353
7,677	Swatch Group AG	3,422,948
135,711	UBS AGa	2,228,186
44,539	Zurich Financial Services AG	11,534,115

	Total Switzerland	105,960,891

Thailand (1.1%)
446,725	Bangkok Bank pcl	2,259,748
751,200	PTT pcl	7,962,005

	Total Thailand	10,221,753

United Kingdom (17.8%)
82,042	AMEC plc	1,475,426
30,310	Anglo American plc	1,585,590
587,070	ARM Holdings plc	4,006,794
26,134	AstraZeneca plc	1,191,036
2,220,112	BAE Systems plc	11,435,273
290,340	Barclays plc	1,199,927
255,535	BG Group plc	5,183,567
156,968	BHP Billiton plc	6,315,062
370,610	British Airways plc[a]	1,579,686
182,014	British American Tobacco plc	7,001,324
144,797	Burberry Group plc	2,544,784
915,958	Centrica plc	4,745,731
259,573	Compass Group plc	2,355,825
87,309	Croda International plc	2,210,113
60,009	Diageo plc	1,111,841
509,680	GKN plc	1,769,100
214,000	GlaxoSmithKline plc	4,150,046
930,481	HSBC Holdings plc	9,509,505
154,100	HSBC Holdings plc ADR	7,865,264
101,823	IMI plc	1,503,008
36,622	Imperial Tobacco Group plc	1,125,741
532,652	J Sainsbury plc	3,129,227
400,000	Pearson plc	6,303,586
267,050	Pennon Group plc	2,670,333
58,748	Petrofac, Ltd.	1,459,706
98,172	Reckitt Benckiser Group plc	5,400,899
111,913	Rio Tinto plc	7,977,300
41,165	Schroders plc	1,193,714
139,866	Shire plc	3,372,441
107,001	Standard Chartered plc	2,888,543
1,611,849	Tesco plc	10,688,112
94,241	Unilever plc	2,894,715
3,993,087	Vodafone Group plc	10,482,009
55,551	Whitbread plc	1,554,423
1,010,400	WPP plc	12,491,058
89,281	WS Atkins plc	976,189
244,394	Xstrata plc	5,791,193

	Total United Kingdom	159,138,091

	Total Common Stock (cost $782,502,876)	872,796,128

	Collateral Held for Securities Loaned (0.9%)
7,579,024	Thrivent Financial Securities Lending Trust	7,579,024

	Total Collateral Held for Securities Loaned (cost $7,579,024)	7,579,024

Principal Amount	Short-Term Investments (1.8%)[c]
	Charta, LLC
9,455,000	0.150%, 1/3/2011	9,454,921
	Federal National Mortgage Association Discount Notes
5,000,000	0.050%, 1/5/2011[d]	4,999,972
	Old Line Funding, LLC
1,005,000	0.170%, 1/3/2011[d]	1,004,991

	Total Short-Term Investments (at amortized cost)	15,459,884

	Total Investments (cost $805,541,784) 100.7%	$895,835,036

	Other Assets and Liabilities, Net (0.7%)	(6,495,604)

	Total Net Assets 100.0%	$889,339,432

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$115,433,612
Gross unrealized depreciation	(29,371,504)

Net unrealized appreciation (depreciation)	$86,062,108

Cost for federal income tax purposes	$809,772,928

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner International Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	131,321,370	—	131,321,370	—
Consumer Staples	98,435,589	—	98,435,589	—
Energy	48,164,052	3,795,352	44,368,700	—
Financials	130,325,208	7,865,264	122,459,944	—
Health Care	58,807,449	—	58,807,449	—
Industrials	147,552,351	—	147,552,351	—
Information Technology	55,878,205	—	55,878,205	—
Materials	134,344,062	—	134,344,062	—
Telecommunications Services	44,879,436	6,338,625	38,540,811	—
Utilities	23,088,406	—	23,088,406	—
Collateral Held for Securities Loaned	7,579,024	7,579,024	—	—
Short-Term Investments	15,459,884	—	15,459,884	—

Total	$895,835,036	$25,578,265	$870,256,771	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Foreign Currency Forward Contracts	3,388	—	3,388	—

Total Liability Derivatives	$3,388	$—	$3,388	$—

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Euro	SSB	214,979	1/3/2011 - 1/5/2011	$283,902	$287,290	($3,388)
Total Sales				$283,902	$287,290	($3,388)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($3,388)

Counterparty

SSB	-	State Street Bank

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	3,388
Total Foreign Exchange Contracts		3,388

Total Liability Derivatives		$3,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(513,861)
Total Foreign Exchange Contracts		(513,861)

Total		($513,861)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(3,942)
Total Foreign Exchange Contracts		(3,942)

Total		($3,942)

The following table presents Partner International Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$12,154,135	1.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$13,880,242	$387,615,950	$393,917,168	7,579,024	$7,579,024	$623,757
Total Value and Income Earned	13,880,242				7,579,024	623,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.6%)	Value
Consumer Discretionary (15.9%)
650	Amazon.com, Inc.[a]	$117,000
280	Chipotle Mexican Grill, Inc.[a]	59,545
1,200	Kohl’s Corporation[a]	65,208
1,000	Netflix, Inc.[a]	175,700
180	Priceline.com, Inc.[a]	71,919
2,800	Starbucks Corporation	89,964
2,050	Target Corporation	123,266

	Total Consumer Discretionary	702,602

Consumer Staples (8.6%)
600	Costco Wholesale Corporation	43,326
4,500	CVS Caremark Corporation	156,465
1,300	PepsiCo, Inc.	84,929
1,500	Procter & Gamble Company	96,495

	Total Consumer Staples	381,215

Energy (8.9%)
2,600	Cameron International Corporation[a]	131,898
1,900	Noble Corporation	67,963
2,100	QEP Resources, Inc.	76,251
3,100	Suncor Energy, Inc.	118,699

	Total Energy	394,811

Financials (17.9%)
1,200	AFLAC, Inc.	67,716
2,700	Charles Schwab Corporation	46,197
600	Franklin Resources, Inc.	66,726
3,050	J.P. Morgan Chase & Company	129,381
2,000	Lazard, Ltd.	78,980
1,400	Northern Trust Corporation	77,574
3,000	SunTrust Banks, Inc.	88,530
1,120	T. Rowe Price Group, Inc.	72,285
3,100	Wells Fargo & Company	96,069
2,900	Zions Bancorporation	70,267

	Total Financials	793,725

Health Care (9.7%)
1,300	Allergan, Inc.	89,271
3,300	Gilead Sciences, Inc.[a]	119,592
2,300	Novartis AG ADR	135,585
1,500	St. Jude Medical, Inc.[a]	64,125
400	Stryker Corporation	21,480

	Total Health Care	430,053

Industrials (10.4%)
1,300	3M Company	112,190
1,150	C.H. Robinson Worldwide, Inc.	92,218
1,820	Cooper Industries plc	106,088
2,000	Danaher Corporation	94,340
1,000	Expeditors International of Washington, Inc.	54,600

	Total Industrials	459,436

Information Technology (26.0%)
410	Acme Packet, Inc.[a]	21,796
650	Apple, Inc.[a]	209,664
2,260	Cisco Systems, Inc.[a]	45,720
1,100	Cognizant Technology Solutions Corporation[a]	80,619
170	Google, Inc.[a]	100,975
3,650	Hewlett-Packard Company	153,665
200	MasterCard, Inc.	44,822
600	Mercadolibre, Inc.[a]	39,990
3,300	Microsoft Corporation	92,136
3,950	QUALCOMM, Inc.	195,485
800	Salesforce.com, Inc.[a]	105,600
700	VMware, Inc.[a]	62,237

	Total Information Technology	1,152,709

Materials (2.2%)
1,900	Ecolab, Inc.	95,798

	Total Materials	95,798

	Total Common Stock (cost $3,771,999)	4,410,349

	Total Investments (cost $3,771,999) 99.6%	$4,410,349

	Other Assets and Liabilities, Net 0.4%	16,938

	Total Net Assets 100.0%	$4,427,287

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$754,780
Gross unrealized depreciation	(120,594)

Net unrealized appreciation (depreciation)	$634,186

Cost for federal income tax purposes	$3,776,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Socially Responsible Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	702,602	702,602	—	—
Consumer Staples	381,215	381,215	—	—
Energy	394,811	394,811	—	—
Financials	793,725	793,725	—	—
Health Care	430,053	430,053	—	—
Industrials	459,436	459,436	—	—
Information Technology	1,152,709	1,152,709	—	—
Materials	95,798	95,798	—	—

Total	$4,410,349	$4,410,349	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (98.0%)	Value
Consumer Discretionary (18.9%)
1,825	Abercrombie & Fitch Company	$105,175
2,655	Amazon.com, Inc.[a]	477,900
3,225	CarMax, Inc.[a]	102,813
4,125	Coach, Inc.	228,154
5,425	Expedia, Inc.	136,113
3,575	IMAX Corporation[a]	100,279
2,000	Lululemon Athletica, Inc.[a]	136,840
12,000	Melco Crown Entertainment, Ltd. ADR[a]	76,320
525	Netflix, Inc.[a]	92,242
1,200	Priceline.com, Inc.[a]	479,460
1,650	Scripps Networks Interactive	85,387
6,405	Starbucks Corporation	205,793

	Total Consumer Discretionary	2,226,476

Consumer Staples (1.6%)
1,775	Hansen Natural Corporation[a]	92,797
1,400	Herbalife, Ltd.	95,718

	Total Consumer Staples	188,515

Energy (7.9%)
1,875	Apache Corporation	223,556
1,100	CNOOC, Ltd. ADR	262,207
2,750	Complete Production Services, Inc.[a]	81,263
2,000	Helmerich & Payne, Inc.	96,960
2,450	National Oilwell Varco, Inc.	164,762
1,200	Schlumberger, Ltd.	100,200

	Total Energy	928,948

Financials (4.4%)
405	CME Group, Inc.	130,309
750	Franklin Resources, Inc.	83,408
720	IntercontinentalExchange, Inc.[a]	85,788
1,850	Legg Mason, Inc.	67,099
2,400	T. Rowe Price Group, Inc.	154,896

	Total Financials	521,500

Health Care (7.0%)
7,425	Bruker Corporation[a]	123,255
1,575	Gen-Probe, Inc.[a]	91,901
1,650	Illumina, Inc.[a]	104,511
1,700	Novo Nordisk AS ADR	191,369
1,375	United Therapeutics Corporation[a]	86,928
1,300	Varian Medical Systems, Inc.[a]	90,064
1,750	Waters Corporation[a]	135,992

	Total Health Care	824,020

Industrials (10.0%)
5,050	ABB, Ltd. ADR[a]	113,373
1,287	Babcock & Wilcox Company[a]	32,934
1,400	Dover Corporation	81,830
2,475	Eaton Corporation	251,237
455	First Solar, Inc.[a]	59,214
2,900	Fluor Corporation	192,154
4,675	GrafTech International, Ltd.[a]	92,752
2,975	Komatsu, Ltd. ADR	90,648
2,575	McDermott International, Inc.[a]	53,277
2,350	Parker Hannifin Corporation	202,805

	Total Industrials	1,170,224

Information Technology (40.0%)
2,525	Altera Corporation	89,840
1,725	Amphenol Corporation	91,045
1,595	Apple, Inc.[a]	514,483
4,350	ARM Holdings plc ADR	90,262
4,700	ASML Holding NV	180,198
2,550	Autodesk, Inc.[a]	97,410
2,120	Baidu.com, Inc. ADR[a]	204,644
3,700	Check Point Software Technologies, Ltd.[a]	171,162
3,250	Cirrus Logic, Inc.[a]	51,935
4,650	Cisco Systems, Inc.[a]	94,069
2,425	Cognizant Technology Solutions Corporation[a]	177,728
4,700	EMC Corporation[a]	107,630
1,250	F5 Networks, Inc.[a]	162,700
847	Google, Inc.[a]	503,093
1,225	Infosys Technologies, Ltd. ADR	93,198
5,325	Intel Corporation	111,985
1,750	Intuit, Inc.[a]	86,275
4,100	Jabil Circuit, Inc.	82,369
2,350	Longtop Financial Technologies, Ltd. ADR[a]	85,023
5,925	Marvell Technology Group, Ltd.[a]	109,909
1,925	Mercadolibre, Inc.[a]	128,301
3,300	NetApp, Inc.[a]	181,368
3,600	OmniVision Technologies, Inc.[a]	106,596
7,950	Oracle Corporation	248,835
2,000	Plantronics, Inc.	74,440
2,500	Polycom, Inc.[a]	97,450
4,875	QUALCOMM, Inc.	241,264
5,325	Riverbed Technology, Inc.[a]	187,280
2,350	Taleo Corporation[a]	64,978
2,600	Trimble Navigation, Ltd.[a]	103,818
1,750	Veeco Instruments, Inc.[a]	75,180
2,400	VeriFone Systems, Inc.[a]	92,544

	Total Information Technology	4,707,012

Materials (7.5%)
700	Agrium, Inc.	64,225
5,875	Anglo American plc	153,396
3,250	Barrick Gold Corporation	172,835
1,150	Cliffs Natural Resources, Inc.	89,711
975	Freeport-McMoRan Copper & Gold, Inc.	117,088
2,575	Pan American Silver Corporation	106,116
2,775	Teck Resources, Ltd.	171,578

	Total Materials	874,949

Telecommunications Services (0.7%)
1,775	NII Holdings, Inc.[a]	79,272

	Total Telecommunications Services	79,272

	Total Common Stock (cost $8,824,995)	11,520,916

Contracts	Options Purchased (<0.1%)
215	Put on PowerShares QQQ $44.00, expires 3/19/2011	$3,655
	Put on S&P 500 Index

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Contracts	Options Purchased (<0.1%)	Value
10	$1,000.00, expires 3/19/2011	$3,000

	Total Options Purchased (cost $8,526)	6,655

	Total Investments (cost $8,833,521) 98.0%	$11,527,571

	Other Assets and Liabilities, Net 2.0%	230,816

	Total Net Assets 100.0%	$11,758,387

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,760,960
Gross unrealized depreciation	(73,173)

Net unrealized appreciation (depreciation)	$2,687,787

Cost for federal income tax purposes	$8,839,784

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner All Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	2,226,476	2,226,476	—	—
Consumer Staples	188,515	188,515	—	—
Energy	928,948	928,948	—	—
Financials	521,500	521,500	—	—
Health Care	824,020	824,020	—	—
Industrials	1,170,224	1,170,224	—	—
Information Technology	4,707,012	4,707,012	—	—
Materials	874,949	874,949	—	—
Telecommunications Services	79,272	79,272	—	—
Options Purchased	6,655	6,655	—	—

Total	$11,527,571	$11,527,571	$—	$—

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	6,655
Total Equity Contracts		6,655

Total Asset Derivatives		$6,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Partner All Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(1,871)
Total Equity Contracts		(1,871)

Total		($1,871)

The following table presents Partner All Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	2

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (12.5%)
6,733	Comcast Corporation	$147,924
2,190	Lear Corporation[a]	216,175
1,794	Mohawk Industries, Inc.[a]	101,827
11,910	Talbots, Inc.[a]	101,473
1,230	Target Corporation	73,960
1,802	Time Warner Cable, Inc.	118,986
3,955	Viacom, Inc.	156,658

	Total Consumer Discretionary	917,003

Consumer Staples (6.1%)
10,442	Chiquita Brands International, Inc.[a]	146,397
1,810	Church & Dwight Company, Inc.	124,926
2,710	Coca-Cola Company	178,237

	Total Consumer Staples	449,560

Energy (12.1%)
4,590	Bill Barrett Corporation[a]	188,787
2,360	Chevron Corporation	215,350
6,240	Halliburton Company	254,779
988	Noble Energy, Inc.	85,047
2,170	Royal Dutch Shell plc ADR	144,913

	Total Energy	888,876

Financials (23.2%)
1,340	CIT Group, Inc.[a]	63,114
17,060	CNO Financial Group, Inc.[a]	115,667
4,584	Comerica, Inc.	193,628
4,628	E*TRADE Financial Corporation[a]	74,048
920	Goldman Sachs Group, Inc.	154,707
4,818	J.P. Morgan Chase & Company	204,380
4,222	MetLife, Inc.	187,626
6,470	PHH Corporation[a]	149,780
1,960	PNC Financial Services Group, Inc.	119,011
1,230	Prudential Financial, Inc.	72,213
3,790	State Street Corporation	175,629
4,410	U.S. Bancorp	118,938
2,570	Wells Fargo & Company	79,644

	Total Financials	1,708,385

Health Care (10.4%)
2,420	Amgen, Inc.[a]	132,858
3,410	Gilead Sciences, Inc.[a]	123,578
3,520	Humana, Inc.[a]	192,685
5,621	Merck & Company, Inc.	202,581
6,640	Pfizer, Inc.	116,266

	Total Health Care	767,968

Industrials (13.1%)
13,091	AerCap Holdings NVa	184,845
5,890	Babcock & Wilcox Company[a]	150,725
2,010	General Cable Corporation[a]	70,531
3,950	Ingersoll-Rand plc	186,005
2,626	Navistar International Corporation[a]	152,072
3,090	United Continental Holdings, Inc.[a]	73,604
2,450	WABCO Holdings, Inc.[a]	149,278

	Total Industrials	967,060

Information Technology (8.1%)
8,390	CIENA Corporation[a]	176,610
3,260	Harris Corporation	147,678
1,650	QUALCOMM, Inc.	81,658
5,190	Teradyne, Inc.[a]	72,868
9,830	Xerox Corporation	113,242

	Total Information Technology	592,056

Materials (5.0%)
1,340	Allegheny Technologies, Inc.	73,941
4,451	Celanese Corporation	183,248
720	Potash Corporation of Saskatchewan, Inc.	111,477

	Total Materials	368,666

Telecommunications Services (2.3%)
4,633	AT&T, Inc.	136,118
1,300	Vodafone Group plc ADR	34,359

	Total Telecommunications Services	170,477

Utilities (4.6%)
3,572	Edison International, Inc.	137,879
2,400	Entergy Corporation	169,992
1,730	NiSource, Inc.	30,483

	Total Utilities	338,354

	Total Common Stock (cost $6,229,834)	7,168,405

	Total Investments (cost $6,229,834) 97.4%	$7,168,405

	Other Assets and Liabilities, Net 2.6%	189,279

	Total Net Assets 100.0%	$7,357,684

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,003,933
Gross unrealized depreciation	(70,334)

Net unrealized appreciation (depreciation)	$933,599

Cost for federal income tax purposes	$6,234,806

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner All Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	917,003	917,003	—	—
Consumer Staples	449,560	449,560	—	—
Energy	888,876	888,876	—	—
Financials	1,708,385	1,708,385	—	—
Health Care	767,968	767,968	—	—
Industrials	967,060	967,060	—	—
Information Technology	592,056	592,056	—	—
Materials	368,666	368,666	—	—
Telecommunications Services	170,477	170,477	—	—
Utilities	338,354	338,354	—	—

Total	$7,168,405	$7,168,405	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner All Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(1,025)
Total Equity Contracts		(1,025)

Total		($1,025)

The following table presents Partner All Cap Value Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	1

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.7%)	Value
Consumer Discretionary (10.4%)
13,600	Best Buy Company, Inc.	$466,344
8,300	Coach, Inc.	459,073
40,820	Ford Motor Company[a]	685,368
13,410	General Motors Corporation[a]	494,293
20,140	International Game Technology	356,276
34,680	Interpublic Group of Companies, Inc.[a]	368,302
26,040	Lowe’s Companies, Inc.	653,083
20,590	Macy’s, Inc.	520,927
12,760	Marriott International, Inc.	530,050
33,220	MGM Resorts International[a,b]	493,317
5,700	NIKE, Inc.	486,894
24,660	Staples, Inc.	561,508
11,060	Viacom, Inc.	438,087

	Total Consumer Discretionary	6,513,522

Consumer Staples (10.6%)
18,450	Avon Products, Inc.	536,157
41,710	ConAgra Foods, Inc.	941,812
43,870	CVS Caremark Corporation	1,525,360
20,280	Dr. Pepper Snapple Group, Inc.	713,045
39,870	Kroger Company	891,493
31,600	Procter & Gamble Company	2,032,828

	Total Consumer Staples	6,640,695

Energy (12.1%)
3,860	Alpha Natural Resources, Inc.[a]	231,716
9,000	Chevron Corporation	821,250
2,940	Devon Energy Corporation	230,819
6,600	ENSCO International plc ADR	352,308
8,720	EXCO Resources, Inc.	169,342
5,150	Exxon Mobil Corporation	376,568
20,030	Forest Oil Corporation[a]	760,539
14,060	Halliburton Company	574,070
4,850	National Oilwell Varco, Inc.	326,163
12,520	Newfield Exploration Company[a]	902,817
3,190	Occidental Petroleum Corporation	312,939
4,540	Peabody Energy Corporation	290,469
11,110	Pride International, Inc.[a]	366,630
11,700	Schlumberger, Ltd.	976,950
6,890	Southwestern Energy Company[a]	257,893
4,110	Transocean, Ltd.[a]	285,686
13,970	Weatherford International, Ltd.[a]	318,516

	Total Energy	7,554,675

Financials (16.1%)
3,650	ACE, Ltd.	227,213
57,100	Aegon NV ADR[a]	350,023
20,696	Bank of New York Mellon Corporation	625,019
23,170	CB Richard Ellis Group, Inc.[a]	474,522
28,100	Charles Schwab Corporation	480,791
261,750	Citigroup, Inc.[a]	1,238,077
1,920	CME Group, Inc.	617,760
6,440	Comerica, Inc.	272,026
14,020	Interactive Brokers Group, Inc.	249,836
17,700	Invesco, Ltd.	425,862
46,100	J.P. Morgan Chase & Company	1,955,562
17,420	Lincoln National Corporation	484,450
34,550	Morgan Stanley	940,106
3,280	Public Storage, Inc.	332,658
54,390	Regions Financial Corporation	380,730
13,830	SunTrust Banks, Inc.	408,123
29,450	TD Ameritrade Holding Corporation	559,255

	Total Financials	10,022,013

Health Care (10.9%)
5,240	Allergan, Inc.	359,831
42,000	Amarin Corporation plc ADR[a]	344,820
10,010	Biogen Idec, Inc.[a]	671,170
51,100	Boston Scientific Corporation[a]	386,827
2,350	Cephalon, Inc.[a]	145,042
8,050	Chelsea Therapeutics International, Ltd.[a]	60,375
3,300	Covidien, Ltd.	150,678
5,010	Genzyme Corporation[a]	356,712
6,180	Gilead Sciences, Inc.[a]	223,963
2,790	Johnson & Johnson	172,562
3,360	Medco Health Solutions, Inc.[a]	205,867
22,944	Merck & Company, Inc.	826,902
5,890	Onyx Pharmaceuticals, Inc.[a]	217,164
76,875	Pfizer, Inc.	1,346,081
5,130	Thermo Fisher Scientific, Inc.[a]	283,997
17,070	UnitedHealth Group, Inc.	616,398
8,463	Valeant Pharmaceuticals International, Inc.	239,418
3,610	Watson Pharmaceuticals, Inc.[a]	186,457

	Total Health Care	6,794,264

Industrials (10.9%)
8,600	Caterpillar, Inc.	805,476
7,100	CNH Global NVa	338,954
7,130	CSX Corporation	460,669
9,710	Cummins, Inc.	1,068,197
6,780	Deere & Company	563,079
26,870	Delta Air Lines, Inc.[a]	338,562
3,880	Fluor Corporation	257,089
11,320	General Electric Company	207,043
5,600	Joy Global, Inc.	485,800
4,590	Rockwell Automation, Inc.	329,149
26,000	Swift Transportation Company[a]	325,260
20,270	Terex Corporation[a]	629,181
4,070	Union Pacific Corporation	377,126
7,860	United Technologies Corporation	618,739

	Total Industrials	6,804,324

Information Technology (18.7%)
7,640	Apple, Inc.[a]	2,464,358
5,570	Blue Coat Systems, Inc.[a]	166,376
3,410	BMC Software, Inc.[a]	160,747
7,160	Broadcom Corporation	311,818
23,700	Cisco Systems, Inc.[a]	479,451
34,620	Dell, Inc.[a]	469,101
27,450	EMC Corporation[a]	628,605
31,030	Emulex Corporation[a]	361,810
3,300	Google, Inc.[a]	1,960,101
14,190	Intel Corporation	298,416
27,100	Marvell Technology Group, Ltd.[a]	502,705
21,530	Microsoft Corporation	601,117
20,520	Oracle Corporation	642,276
22,120	QUALCOMM, Inc.	1,094,719
24,230	Solarwinds, Inc.[a]	466,427
9,170	Visa, Inc.	645,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.7%)	Value
Information Technology (18.7%) - continued
12,450	Western Digital Corporation[a]	$422,055

	Total Information Technology	11,675,467

Materials (3.7%)
5,660	Celanese Corporation	233,022
3,570	CF Industries Holdings, Inc.	482,486
10,530	Dow Chemical Company	359,494
3,900	Freeport-McMoRan Copper & Gold, Inc.	468,351
5,200	Goldcorp, Inc.	239,096
3,940	Praxair, Inc.	376,152
1,050	Walter Energy, Inc.	134,232

	Total Materials	2,292,833

Telecommunications Services (3.1%)
4,580	American Tower Corporation[a]	236,511
14,122	AT&T, Inc.	414,904
15,880	NII Holdings, Inc.[a]	709,201
71,070	Qwest Communications International, Inc.	540,843

	Total Telecommunications Services	1,901,459

Utilities (3.2%)
12,030	AES Corporation[a]	146,525
27,150	American Electric Power Company, Inc.	976,857
9,740	American Water Works Company, Inc.	246,325
13,120	CMS Energy Corporation	244,032
8,540	PG&E Corporation	408,553

	Total Utilities	2,022,292

	Total Common Stock (cost $52,623,508)	62,221,544

	Collateral Held for Securities Loaned (0.8%)
488,000	Thrivent Financial Securities Lending Trust	488,000

	Total Collateral Held for Securities Loaned (cost $488,000)	488,000

	Total Investments (cost $53,111,508) 100.5%	$62,709,544

	Other Assets and Liabilities, Net (0.5%)	(285,905)

	Total Net Assets 100.0%	$62,423,639

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,211,308
Gross unrealized depreciation	(1,065,770)

Net unrealized appreciation (depreciation)	$9,145,538

Cost for federal income tax purposes	$53,564,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner All Cap Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	6,513,522	6,513,522	—	—
Consumer Staples	6,640,695	6,640,695	—	—
Energy	7,554,675	7,554,675	—	—
Financials	10,022,013	10,022,013	—	—
Health Care	6,794,264	6,794,264	—	—
Industrials	6,804,324	6,804,324	—	—
Information Technology	11,675,467	11,675,467	—	—
Materials	2,292,833	2,292,833	—	—
Telecommunications Services	1,901,459	1,901,459	—	—
Utilities	2,022,292	2,022,292	—	—
Collateral Held for Securities Loaned	488,000	488,000	—	—

Total	$62,709,544	$62,709,544	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$1,275,375	$24,160,762	$24,948,137	488,000	$488,000	$3,654
Total Value and Income Earned	1,275,375				488,000	3,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2010

Shares	Common Stock (96.2%)	Value
Consumer Discretionary (12.8%)
38,800	Amazon.com, Inc.[a]	$6,984,000
189,050	Carnival Corporation	8,717,096
191,600	Expedia, Inc.	4,807,244
122,545	Kohl’s Corporation[a]	6,659,095
501,600	MGM Resorts International[a,b]	7,448,760
163,300	Starbucks Corporation	5,246,829
212,700	TJX Companies, Inc.	9,441,753

	Total Consumer Discretionary	49,304,777

Consumer Staples (5.2%)
177,900	Avon Products, Inc.	5,169,774
164,032	PepsiCo, Inc.	10,716,211
67,900	Philip Morris International, Inc.	3,974,187

	Total Consumer Staples	19,860,172

Energy (8.3%)
140,400	Baker Hughes, Inc.	8,026,668
44,850	Occidental Petroleum Corporation	4,399,785
118,337	Schlumberger, Ltd.	9,881,139
203,700	Ultra Petroleum Corporation[a]	9,730,749

	Total Energy	32,038,341

Financials (9.4%)
50,050	BlackRock, Inc.	9,538,529
44,800	Goldman Sachs Group, Inc.	7,533,568
434,100	Itau Unibanco Holding SA ADR	10,422,741
328,900	U.S. Bancorp	8,870,433

	Total Financials	36,365,271

Health Care (13.7%)
207,500	Aetna, Inc.	6,330,825
143,900	Allergan, Inc.	9,881,613
109,315	Celgene Corporation[a]	6,464,889
130,500	Hospira, Inc.[a]	7,267,545
257,800	Teva Pharmaceutical Industries, Ltd. ADR	13,439,114
170,883	Thermo Fisher Scientific, Inc.[a]	9,460,083

	Total Health Care	52,844,069

Industrials (5.9%)
74,800	Caterpillar, Inc.	7,005,768
389,900	Delta Air Lines, Inc.[a]	4,912,740
86,900	Siemens AG ADR[b]	10,797,325

	Total Industrials	22,715,833

Information Technology (34.0%)
95,116	Apple, Inc.[a]	30,680,617
133,700	ASML Holding NV	5,126,058
39,521	Broadcom Corporation	1,721,140
103,800	Cognizant Technology Solutions Corporation[a]	7,607,502
519,000	EMC Corporation[a]	11,885,100
29,953	Google, Inc.[a]	17,791,183
101,400	Hewlett-Packard Company	4,268,940
351,900	Marvell Technology Group, Ltd.[a]	6,527,745
539,100	Microsoft Corporation	15,051,672
149,600	Oracle Corporation	4,682,480
259,000	QUALCOMM, Inc.	12,817,910
117,600	Visa, Inc.	8,276,688
51,200	VMware, Inc.[a]	4,552,192

	Total Information Technology	130,989,227

Materials (3.7%)
258,500	International Paper Company	7,041,540
116,700	Teck Resources, Ltd.	7,215,561

	Total Materials	14,257,101

Telecommunications Services (3.2%)
1,812,100	Alcatel-Lucent ADR[a,b]	5,363,816
151,200	NII Holdings, Inc.[a]	6,752,592

	Total Telecommunications Services	12,116,408

	Total Common Stock (cost $323,853,792)	370,491,199

	Collateral Held for Securities Loaned (5.5%)
21,183,150	Thrivent Financial Securities Lending Trust	21,183,150

	Total Collateral Held for Securities Loaned (cost $21,183,150)	21,183,150

Principal Amount	Short-Term Investments (4.4%)[c]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.090%, 1/10/2011[d]	4,999,888
	Federal National Mortgage Association Discount Notes
5,000,000	0.090%, 2/1/2011[d]	4,999,612
	Liberty Street Funding, LLC
7,065,000	0.130%, 1/3/2011[d]	7,064,949

	Total Short-Term Investments (at amortized cost)	17,064,449

	Total Investments (cost $362,101,391) 106.1%	$408,738,798

	Other Assets and Liabilities, Net (6.1%)	(23,626,601)

	Total Net Assets 100.0%	$385,112,197

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$48,657,936
Gross unrealized depreciation	(2,050,812)

Net unrealized appreciation (depreciation)	$46,607,124

Cost for federal income tax purposes	$362,131,674

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Large Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	49,304,777	49,304,777	—	—
Consumer Staples	19,860,172	19,860,172	—	—
Energy	32,038,341	32,038,341	—	—
Financials	36,365,271	36,365,271	—	—
Health Care	52,844,069	52,844,069	—	—
Industrials	22,715,833	22,715,833	—	—
Information Technology	130,989,227	130,989,227	—	—
Materials	14,257,101	14,257,101	—	—
Telecommunications Services	12,116,408	12,116,408	—	—
Collateral Held for Securities Loaned	21,183,150	21,183,150	—	—
Short-Term Investments	17,064,449	—	17,064,449	—

Total	$408,738,798	$391,674,349	$17,064,449	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	53,646
Options Purchased	Net realized gains/(losses) on Investments	2,254
Total Equity Contracts		55,900

Total		$55,900

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	2,234
Total Equity Contracts		2,234

Total		$2,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2010

The following table presents Large Cap Growth Portfolio II’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	36

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$6,796,273	$79,314,067	$64,927,190	21,183,150	$21,183,150	$18,656
Total Value and Income Earned	6,796,273				21,183,150	18,656

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (16.9%)
108,200	Amazon.com, Inc.[a]	$19,476,000
205,950	Carnival Corporation	9,496,355
134,600	Comcast Corporation	2,957,162
135,200	DIRECTV[a]	5,398,536
50,050	Discovery Communications, Inc.[a]	2,087,085
125,700	Dollar General Corporation[a,b]	3,855,219
259,950	Expedia, Inc.	6,522,145
539,000	Ford Motor Company[a]	9,049,810
144,700	Gap, Inc.	3,203,658
79,300	Guess ?, Inc.	3,752,476
72,000	Home Depot, Inc.	2,524,320
236,400	Kohl’s Corporation[a]	12,845,976
85,900	Las Vegas Sands Corporation[a]	3,947,105
191,650	Marriott International, Inc.	7,961,141
109,300	McDonald’s Corporation	8,389,868
700,100	MGM Resorts International[a,b]	10,396,485
103,600	NIKE, Inc.	8,849,512
178,050	OfficeMax, Inc.[a]	3,151,485
339,400	Starbucks Corporation	10,904,922
127,500	Target Corporation	7,666,575
209,150	TJX Companies, Inc.	9,284,169
305,800	Walt Disney Company	11,470,558
32,500	Wynn Resorts, Ltd.	3,374,800

	Total Consumer Discretionary	166,565,362

Consumer Staples (3.5%)
253,946	Avon Products, Inc.	7,379,671
270,400	PepsiCo, Inc.	17,665,232
163,400	Philip Morris International, Inc.	9,563,802

	Total Consumer Staples	34,608,705

Energy (8.0%)
206,550	Baker Hughes, Inc.	11,808,463
175,300	Denbury Resources, Inc.[a]	3,346,477
110,500	Halliburton Company	4,511,715
126,100	Marathon Oil Corporation	4,669,483
100,550	Occidental Petroleum Corporation	9,863,955
283,500	Petrohawk Energy Corporation[a]	5,173,875
58,000	Pioneer Natural Resources Company	5,035,560
252,400	Schlumberger, Ltd.	21,075,400
216,000	Ultra Petroleum Corporation[a]	10,318,320
21,400	Whiting Petroleum Corporation[a]	2,507,866

	Total Energy	78,311,114

Financials (8.4%)
145,450	American Express Company	6,242,714
84,400	Bank of New York Mellon Corporation	2,548,880
71,000	BlackRock, Inc.	13,531,180
382,600	Charles Schwab Corporation	6,546,286
422,650	Citigroup, Inc.[a]	1,999,134
9,300	CME Group, Inc.	2,992,275
77,349	Goldman Sachs Group, Inc.	13,007,008
702,000	Itau Unibanco Holding SA ADR	16,855,020
703,300	U.S. Bancorp	18,968,001

	Total Financials	82,690,498

Health Care (11.9%)
263,900	Aetna, Inc.	8,051,589
199,150	Allergan, Inc.	13,675,631
80,800	Amgen, Inc.[a]	4,435,920
226,900	Celgene Corporation[a]	13,418,866
128,450	Express Scripts, Inc.[a]	6,942,722
209,850	Gilead Sciences, Inc.[a]	7,604,964
163,200	Hospira, Inc.[a]	9,088,608
69,200	McKesson Corporation	4,870,296
80,200	Medco Health Solutions, Inc.[a]	4,913,854
160,700	Medtronic, Inc.	5,960,363
159,300	Mylan, Inc.[a]	3,366,009
351,950	Teva Pharmaceutical Industries, Ltd. ADR	18,347,153
293,258	Thermo Fisher Scientific, Inc.[a]	16,234,763

	Total Health Care	116,910,738

Industrials (9.4%)
137,200	Caterpillar, Inc.	12,850,152
43,800	Cummins, Inc.	4,818,438
182,800	Danaher Corporation	8,622,676
67,400	Deere & Company	5,597,570
744,050	Delta Air Lines, Inc.[a]	9,375,030
84,600	Emerson Electric Company	4,836,582
66,450	FedEx Corporation	6,180,515
54,450	Goodrich Corporation	4,795,411
49,600	Navistar International Corporation[a]	2,872,336
81,250	Siemens AG ADR[b]	10,095,313
114,450	Union Pacific Corporation	10,604,937
133,800	United Continental Holdings, Inc.[a]	3,187,116
111,200	United Technologies Corporation	8,753,664

	Total Industrials	92,589,740

Information Technology (32.9%)
65,100	Accenture plc	3,156,699
227,250	Apple, Inc.[a]	73,301,760
156,400	ASML Holding NV	5,996,376
149,000	Broadcom Corporation	6,488,950
413,000	Cisco Systems, Inc.[a]	8,354,990
198,777	Cognizant Technology Solutions Corporation[a]	14,568,366
858,400	EMC Corporation[a]	19,657,360
27,750	Equinix, Inc.[a]	2,254,965
19,800	F5 Networks, Inc.[a]	2,577,168
64,352	Google, Inc.[a]	38,223,158
193,000	Hewlett-Packard Company	8,125,300
610,500	Marvell Technology Group, Ltd.[a]	11,324,775
1,229,700	Microsoft Corporation	34,333,224
87,300	NetApp, Inc.[a]	4,798,008
182,900	NVIDIA Corporation[a]	2,816,660
598,750	Oracle Corporation	18,740,875
531,300	QUALCOMM, Inc.	26,294,037
61,500	Research in Motion, Ltd.[a]	3,574,995
198,600	Symantec Corporation[a]	3,324,564
270,200	Visa, Inc.	19,016,676
130,000	VMware, Inc.[a]	11,558,300
276,600	Western Union Company	5,136,462

	Total Information Technology	323,623,668

Materials (4.2%)
116,900	Barrick Gold Corporation	6,216,742
29,250	CF Industries Holdings, Inc.	3,953,137
46,200	Ecolab, Inc.	2,329,404

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (98.2%)	Value
Materials (4.2%) - continued
42,350	Freeport-McMoRan Copper & Gold, Inc.	$5,085,812
306,700	International Paper Company	8,354,508
30,100	Potash Corporation of Saskatchewan, Inc.	4,660,383
7,700	Syngenta AG ADR	452,606
157,400	Teck Resources, Ltd.	9,732,042

	Total Materials	40,784,634

Telecommunications Services (3.0%)
3,145,672	Alcatel-Lucent ADR[a,b]	9,311,189
177,800	American Tower Corporation[a]	9,181,592
254,700	NII Holdings, Inc.[a]	11,374,902

	Total Telecommunications Services	29,867,683

	Total Common Stock (cost $806,786,481)	965,952,142

	Collateral Held for Securities Loaned (2.7%)
26,672,700	Thrivent Financial Securities Lending Trust	26,672,700

	Total Collateral Held for Securities Loaned (cost $26,672,700)	26,672,700

Principal Amount	Short-Term Investments (1.3%)[c]
	Barton Capital Corporation
7,715,000	0.150%, 1/3/2011[d]	7,714,936
	Federal Home Loan Bank Discount Notes
4,295,000	0.080%, 2/10/2011[d]	4,294,618

	Total Short-Term Investments (at amortized cost)	12,009,554

	Total Investments (cost $845,468,735) 102.2%	$1,004,634,396

	Other Assets and Liabilities, Net (2.2%)	(21,331,868)

	Total Net Assets 100.0%	$983,302,528

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$165,959,766
Gross unrealized depreciation	(10,139,196)

Net unrealized appreciation (depreciation)	$155,820,570

Cost for federal income tax purposes	$848,813,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Large Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	166,565,362	166,565,362	—	—
Consumer Staples	34,608,705	34,608,705	—	—
Energy	78,311,114	78,311,114	—	—
Financials	82,690,498	82,690,498	—	—
Health Care	116,910,738	116,910,738	—	—
Industrials	92,589,740	92,589,740	—	—
Information Technology	323,623,668	323,623,668	—	—
Materials	40,784,634	40,784,634	—	—
Telecommunications Services	29,867,683	29,867,683	—	—
Collateral Held for Securities Loaned	26,672,700	26,672,700	—	—
Short-Term Investments	12,009,554	—	12,009,554	—

Total	$1,004,634,396	$992,624,842	$12,009,554	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	472,191
Options Purchased	Net realized gains/(losses) on Investments	7,542
Total Equity Contracts		479,733

Total		$479,733

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	5,235
Total Equity Contracts		5,235

Total		$5,235

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	242

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$30,719,415	$273,533,921	$277,580,636	26,672,700	$26,672,700	$43,952
Total Value and Income Earned	30,719,415				26,672,700	43,9552

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (18.7%)
14,300	Amazon.com, Inc.[a]	$2,574,000
1,300	AutoZone, Inc.[a]	354,367
12,800	CarMax, Inc.[a]	408,064
8,400	Carnival plc	390,703
1,100	Chipotle Mexican Grill, Inc.[a]	233,926
14,700	Coach, Inc.	813,057
8,000	Ctrip.com International, Ltd. ADR[a]	323,600
5,700	Discovery Communications, Inc.[a]	237,690
8,500	Dollar General Corporation[a]	260,695
5,800	General Motors Corporation[a]	213,788
6,300	Las Vegas Sands Corporation[a]	289,485
26,600	Liberty Media Corporation - Interactive[a]	419,482
13,700	Lowe’s Companies, Inc.	343,596
17,233	Marriott International, Inc.	715,859
5,600	MGM Resorts International[a,b]	83,160
300	Netflix, Inc.[a]	52,710
6,900	NIKE, Inc.	589,398
6,600	O’Reilly Automotive, Inc.[a]	398,772
1,400	Priceline.com, Inc.[a]	559,370
3,400	Ross Stores, Inc.	215,050
28,300	Starbucks Corporation	909,279
8,600	Starwood Hotels & Resorts Worldwide, Inc.	522,708
15,500	Walt Disney Company	581,405

	Total Consumer Discretionary	11,490,164

Consumer Staples (2.4%)
1,900	Colgate-Palmolive Company	152,703
6,600	Costco Wholesale Corporation	476,586
6,000	PepsiCo, Inc.	391,980
6,837	Procter & Gamble Company	439,824

	Total Consumer Staples	1,461,093

Energy (8.2%)
10,100	Cameron International Corporation[a]	512,373
6,300	EOG Resources, Inc.	575,883
5,400	FMC Technologies, Inc.[a]	480,114
5,100	Murphy Oil Corporation	380,205
6,600	Occidental Petroleum Corporation	647,460
7,000	Peabody Energy Corporation	447,860
7,100	Petroleo Brasileiro SA PREF ADR	242,607
13,500	Schlumberger, Ltd.	1,127,250
16,900	Suncor Energy, Inc.	647,101

	Total Energy	5,060,853

Financials (7.5%)
18,700	American Express Company	802,604
13,300	Discover Financial Services	246,449
7,800	Franklin Resources, Inc.	867,438
4,400	IntercontinentalExchange, Inc.[a]	524,260
25,000	Invesco, Ltd.	601,500
18,700	J.P. Morgan Chase & Company	793,254
7,100	Northern Trust Corporation	393,411
13,900	U.S. Bancorp	374,883

	Total Financials	4,603,799

Health Care (6.0%)
5,500	Allergan, Inc.	377,685
5,500	Celgene Corporation[a]	325,270
3,500	Edwards Lifesciences Corporation[a]	282,940
21,000	Express Scripts, Inc.[a]	1,135,050
7,900	Human Genome Sciences, Inc.[a]	188,731
6,400	Illumina, Inc.[a]	405,376
8,800	McKesson Corporation	619,344
7,100	Stryker Corporation	381,270

	Total Health Care	3,715,666

Industrials (15.6%)
6,000	3M Company	517,800
5,300	Babcock & Wilcox Company[a]	135,627
2,400	Caterpillar, Inc.	224,784
2,300	Cummins, Inc.	253,023
38,800	Danaher Corporation	1,830,196
3,900	Deere & Company	323,895
10,200	Emerson Electric Company	583,134
10,200	Expeditors International of Washington, Inc.	556,920
10,000	Fastenal Company[b]	599,100
11,900	FedEx Corporation	1,106,819
2,500	Joy Global, Inc.	216,875
10,600	McDermott International, Inc.[a]	219,314
7,700	PACCAR, Inc.	442,134
5,400	Precision Castparts Corporation	751,734
4,500	Rockwell Automation, Inc.	322,695
6,100	Union Pacific Corporation	565,226
8,000	United Parcel Service, Inc.	580,640
2,500	W.W. Grainger, Inc.	345,275

	Total Industrials	9,575,191

Information Technology (31.3%)
13,100	Accenture plc	635,219
8,600	Akamai Technologies, Inc.[a]	404,630
14,200	Apple, Inc.[a]	4,580,352
7,600	ASML Holding NV	291,384
2,300	Autodesk, Inc.[a]	87,860
4,300	Autonomy Corporation plc[a]	101,162
12,100	Baidu.com, Inc. ADR[a]	1,168,013
14,900	Broadcom Corporation	648,895
43,000	Corning, Inc.	830,760
9,300	Dolby Laboratories, Inc.[a]	620,310
19,300	eBay, Inc.[a]	537,119
8,700	EMC Corporation[a]	199,230
5,350	Google, Inc.[a]	3,177,740
21,900	Juniper Networks, Inc.[a]	808,548
400	Mail.ru Group, Ltd. GDR[a,c,d]	14,400
5,100	Marvell Technology Group, Ltd.[a]	94,605
3,250	MasterCard, Inc.	728,357
6,400	NetApp, Inc.[a]	351,744
25,400	QUALCOMM, Inc.	1,257,046
5,600	Rovi Corporation[a]	347,256
200	Salesforce.com, Inc.[a]	26,400
307	Samsung Electronics Company, Ltd.	256,387
24,400	Tencent Holdings, Ltd.	529,710
16,500	Visa, Inc.	1,161,270
20,300	Western Union Company	376,971

	Total Information Technology	19,235,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.1%)	Value
Materials (5.5%)
2,800	Agnico-Eagle Mines, Ltd.	$214,760
3,400	Air Products and Chemicals, Inc.	309,230
13,784	BHP Billiton, Ltd.	640,977
4,000	Freeport-McMoRan Copper & Gold, Inc.	480,360
4,600	Mosaic Company	351,256
14,200	Praxair, Inc.	1,355,674

	Total Materials	3,352,257

Telecommunications Services (3.9%)
19,600	American Tower Corporation[a]	1,012,144
31,300	Crown Castle International Corporation[a]	1,371,879

	Total Telecommunications Services	2,384,023

	Total Common Stock (cost $38,442,761)	60,878,414

	Collateral Held for Securities Loaned (1.1%)
669,650	Thrivent Financial Securities Lending Trust	669,650

	Total Collateral Held for Securities Loaned (cost $669,650)	669,650

	Total Investments (cost $39,112,411) 100.2%	$61,548,064

	Other Assets and Liabilities, Net (0.2%)	(120,977)

	Total Net Assets 100.0%	$61,427,087

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $14,400 or 0.0% of total net assets.
d	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,364,754
Gross unrealized depreciation	(80,469)

Net unrealized appreciation (depreciation)	$22,284,285

Cost for federal income tax purposes	$39,263,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Growth Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	11,490,164	11,099,461	390,703	—
Consumer Staples	1,461,093	1,461,093	—	—
Energy	5,060,853	5,060,853	—	—
Financials	4,603,799	4,603,799	—	—
Health Care	3,715,666	3,715,666	—	—
Industrials	9,575,191	9,575,191	—	—
Information Technology	19,235,368	18,333,709	887,259	14,400
Materials	3,352,257	2,711,280	640,977	—
Telecommunications Services	2,384,023	2,384,023	—	—
Collateral Held for Securities Loaned	669,650	669,650	—	—

Total	$61,548,064	$59,614,725	$1,918,939	$14,400

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Growth Stock Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Common Stock Information Technology	—	—	3,320	11,080	—	—	—	14,400

Total	$—	$—	$3,320	$11,080	$—	$—	$—	$14,400

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $3,320.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	619
Total Foreign Exchange Contracts		619

Total		$619

The following table presents Partner Growth Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$11,158	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$196,140	$8,890,735	$8,417,225	669,650	$669,650	$1,086
Total Value and Income Earned	196,140				669,650	1,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (9.8%)
107,987	Carnival Corporation	$4,979,281
808,530	Dana Holding Corporation[a]	13,914,801
366,634	Macy’s, Inc.	9,275,840
95,490	Omnicom Group, Inc.	4,373,442
269,030	Target Corporation	16,176,774
201,850	Time Warner Cable, Inc.	13,328,155
469,125	Walt Disney Company	17,596,879

	Total Consumer Discretionary	79,645,172

Consumer Staples (9.3%)
107,480	Diageo plc ADR	7,988,988
803,610	Kraft Foods, Inc.	25,321,751
393,369	Philip Morris International, Inc.	23,023,888
113,980	Unilever NV ADR[b]	3,578,972
388,290	Walgreen Company	15,127,778

	Total Consumer Staples	75,041,377

Energy (12.9%)
157,248	Apache Corporation	18,748,679
275,000	Baker Hughes, Inc.	15,721,750
292,055	Chevron Corporation	26,650,019
234,792	ConocoPhillips	15,989,335
195,090	ENSCO International plc ADR	10,413,904
54,070	Exxon Mobil Corporation	3,953,599
135,710	Occidental Petroleum Corporation	13,313,151

	Total Energy	104,790,437

Financials (20.7%)
126,670	ACE, Ltd.	7,885,208
112,142	Allstate Corporation	3,575,087
140,045	Ameriprise Financial, Inc.	8,059,590
1,034,397	Bank of America Corporation	13,798,856
132,250	Chubb Corporation	7,887,390
3,677,470	Citigroup, Inc.[a]	17,394,433
435,170	Comerica, Inc.	18,381,581
27,527	Everest Re Group, Ltd.	2,334,840
400,201	Fifth Third Bancorp	5,874,951
71,790	Goldman Sachs Group, Inc.	12,072,206
464,376	J.P. Morgan Chase & Company	19,698,830
182,350	MetLife, Inc.	8,103,634
294,341	Morgan Stanley	8,009,019
106,670	Northern Trust Corporation	5,910,585
399,000	Principal Financial Group, Inc.	12,991,440
83,829	SVB Financial Group[a]	4,447,128
108,313	Travelers Companies, Inc.	6,034,117
43,800	Unum Group	1,060,836
153,370	Wells Fargo & Company	4,752,936

	Total Financials	168,272,667

Health Care (10.4%)
137,120	Abbott Laboratories	6,569,419
127,310	C.R. Bard, Inc.	11,683,239
272,590	Covidien, Ltd.	12,446,459
123,845	Johnson & Johnson	7,659,813
273,820	Novartis AG ADR[b]	16,141,689
620,657	UnitedHealth Group, Inc.	22,411,924
142,220	Zimmer Holdings, Inc.[a]	7,634,370

	Total Health Care	84,546,913

Industrials (13.9%)
105,235	3M Company	9,081,781
105,740	Boeing Company	6,900,592
121,750	Caterpillar, Inc.	11,403,105
231,000	Emerson Electric Company	13,206,270
75,040	Fluor Corporation	4,972,150
102,860	General Dynamics Corporation	7,298,946
897,300	General Electric Company	16,411,617
175,510	Honeywell International, Inc.	9,330,112
197,950	Norfolk Southern Corporation	12,435,219
182,960	Textron, Inc.[b]	4,325,174
112,784	United Technologies Corporation	8,878,356
153,610	WESCO International, Inc.[a]	8,110,608

	Total Industrials	112,353,930

Information Technology (8.6%)
150,417	Avnet, Inc.[a]	4,968,274
267,630	EMC Corporation[a]	6,128,727
106,269	International Business Machines Corporation	15,596,039
433,410	Microsoft Corporation	12,100,807
159,751	Tyco Electronics, Ltd.	5,655,185
1,520,840	Xerox Corporation	17,520,077
273,690	Xilinx, Inc.	7,931,536

	Total Information Technology	69,900,645

Materials (4.7%)
142,700	Allegheny Technologies, Inc.[b]	7,874,186
600,231	E.I. du Pont de Nemours and Company	29,939,522

	Total Materials	37,813,708

Telecommunications Services (3.9%)
386,861	AT&T, Inc.	11,365,976
568,570	Verizon Communications, Inc.	20,343,435

	Total Telecommunications Services	31,709,411

Utilities (3.3%)
360,400	American Electric Power Company, Inc.	12,967,192
295,080	Duke Energy Corporation	5,255,375
46,977	Entergy Corporation	3,327,381
228,904	Xcel Energy, Inc.	5,390,689

	Total Utilities	26,940,637

	Total Common Stock (cost $657,797,823)	791,014,897

	Collateral Held for Securities Loaned (3.0%)
24,701,033	Thrivent Financial Securities Lending Trust	24,701,033

	Total Collateral Held for Securities Loaned (cost $24,701,033)	24,701,033

Principal Amount	Short-Term Investments (1.6%)[c]
	AllianceBernstein, LP
6,470,000	0.170%, 1/3/2011	6,469,939

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Short-Term Investments (1.6%)[c]	Value
	Federal Home Loan Bank Discount Notes
6,520,000	0.080%, 2/10/2011[d]	$6,519,420

	Total Short-Term Investments (at amortized cost)	12,989,359

	Total Investments (cost $695,488,215) 102.1%	$828,705,289

	Other Assets and Liabilities, Net (2.1%)	(17,422,192)

	Total Net Assets 100.0%	$811,283,097

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$137,281,489
Gross unrealized depreciation	(5,545,787)

Net unrealized appreciation (depreciation)	$131,735,702

Cost for federal income tax purposes	$696,969,587

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Large Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	79,645,172	79,645,172	—	—
Consumer Staples	75,041,377	75,041,377	—	—
Energy	104,790,437	104,790,437	—	—
Financials	168,272,667	168,272,667	—	—
Health Care	84,546,913	84,546,913	—	—
Industrials	112,353,930	112,353,930	—	—
Information Technology	69,900,645	69,900,645	—	—
Materials	37,813,708	37,813,708	—	—
Telecommunications Services	31,709,411	31,709,411	—	—
Utilities	26,940,637	26,940,637	—	—
Collateral Held for Securities Loaned	24,701,033	24,701,033	—	—
Short-Term Investments	12,989,359	—	12,989,359	—

Total	$828,705,289	$815,715,930	$12,989,359	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$2,450,287	$226,200,012	$203,949,266	24,701,033	$24,701,033	$17,823
Total Value and Income Earned	2,450,287				24,701,033	17,823

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (91.8%)	Value
Consumer Discretionary (10.6%)
28,400	Amazon.com, Inc.[a]	$5,112,000
138,550	Carnival Corporation	6,388,540
286,470	Dana Holding Corporation[a]	4,930,149
140,400	Expedia, Inc.	3,522,636
89,700	Kohl’s Corporation[a]	4,874,298
133,750	Macy’s, Inc.	3,383,875
50,000	McDonald’s Corporation	3,838,000
367,300	MGM Resorts International[a,b]	5,454,405
33,790	Omnicom Group, Inc.	1,547,582
121,200	Starbucks Corporation	3,894,156
94,150	Target Corporation	5,661,239
70,630	Time Warner Cable, Inc.	4,663,699
155,700	TJX Companies, Inc.	6,911,523
165,160	Walt Disney Company	6,195,152

	Total Consumer Discretionary	66,377,254

Consumer Staples (10.2%)
11,300	Altria Group, Inc.	278,206
130,300	Avon Products, Inc.[c]	3,786,518
134,800	Coca-Cola Company	8,865,796
37,570	Diageo plc ADR	2,792,578
44,800	Kellogg Company	2,288,384
283,970	Kraft Foods, Inc.	8,947,895
120,250	PepsiCo, Inc.	7,855,933
189,361	Philip Morris International, Inc.	11,083,299
200,600	Procter & Gamble Company	12,904,598
135,020	Walgreen Company	5,260,379

	Total Consumer Staples	64,063,586

Energy (9.8%)
54,680	Apache Corporation	6,519,496
198,420	Baker Hughes, Inc.	11,343,671
130,630	Chevron Corporation	11,919,988
81,640	ConocoPhillips	5,559,684
67,840	ENSCO International plc ADR	3,621,299
80,700	Occidental Petroleum Corporation	7,916,670
86,700	Schlumberger, Ltd.	7,239,450
149,400	Ultra Petroleum Corporation[a]	7,136,838

	Total Energy	61,257,096

Financials (13.9%)
44,370	ACE, Ltd.	2,762,032
49,060	Ameriprise Financial, Inc.[c]	2,823,403
361,470	Bank of America Corporation[c]	4,822,010
36,750	BlackRock, Inc.	7,003,815
88,370	Chubb Corporation[c]	5,270,387
1,303,670	Citigroup, Inc.[a]	6,166,359
152,610	Comerica, Inc.	6,446,246
237,820	Fifth Third Bancorp	3,491,198
58,200	Goldman Sachs Group, Inc.	9,786,912
318,500	Itau Unibanco Holding SA ADR	7,647,185
162,167	J.P. Morgan Chase & Company	6,879,124
63,670	MetLife, Inc.	2,829,495
104,250	Morgan Stanley	2,836,642
76,270	Northern Trust Corporation	4,226,121
137,994	Principal Financial Group, Inc.	4,493,085
29,110	SVB Financial Group[a]	1,544,285
240,900	U.S. Bancorp	6,497,073
15,400	Unum Group	372,988
53,030	Wells Fargo & Company	1,643,400

	Total Financials	87,541,760

Health Care (10.9%)
47,890	Abbott Laboratories	2,294,410
151,900	Aetna, Inc.	4,634,469
105,300	Allergan, Inc.[c]	7,230,951
44,530	C.R. Bard, Inc.[b]	4,086,518
80,050	Celgene Corporation[a]	4,734,157
95,190	Covidien, Ltd.	4,346,375
95,508	Hospira, Inc.[a]	5,318,841
42,790	Johnson & Johnson	2,646,562
94,210	Novartis AG ADR[b]	5,553,679
188,700	Teva Pharmaceutical Industries, Ltd. ADR	9,836,931
125,100	Thermo Fisher Scientific, Inc.[a]	6,925,536
219,290	UnitedHealth Group, Inc.	7,918,562
49,660	Zimmer Holdings, Inc.[a]	2,665,749

	Total Health Care	68,192,740

Industrials (8.5%)
38,350	3M Company	3,309,605
37,550	Boeing Company	2,450,513
97,960	Caterpillar, Inc.	9,174,934
285,400	Delta Air Lines, Inc.[a]	3,596,040
82,030	Emerson Electric Company	4,689,655
25,970	Fluor Corporation	1,720,772
313,580	General Electric Company	5,735,378
61,710	Honeywell International, Inc.	3,280,504
68,870	Norfolk Southern Corporation	4,326,413
63,650	Siemens AG ADR[b]	7,908,513
64,660	Textron, Inc.	1,528,562
39,840	United Technologies Corporation	3,136,205
53,770	WESCO International, Inc.[a]	2,839,056

	Total Industrials	53,696,150

Information Technology (19.3%)
69,724	Apple, Inc.[a]	22,490,173
98,100	ASML Holding NV	3,761,154
28,900	Broadcom Corporation	1,258,595
76,000	Cognizant Technology Solutions Corporation[a]	5,570,040
474,170	EMC Corporation[a]	10,858,493
21,971	Google, Inc.[a]	13,050,115
74,350	Hewlett-Packard Company	3,130,135
37,468	International Business Machines Corporation	5,498,804
258,100	Marvell Technology Group, Ltd.[a]	4,787,755
550,550	Microsoft Corporation	15,371,356
109,600	Oracle Corporation	3,430,480
189,900	QUALCOMM, Inc.	9,398,151
120,330	Tyco Electronics, Ltd.	4,259,682
86,300	Visa, Inc.	6,073,794
37,500	VMware, Inc.[a]	3,334,125
539,200	Xerox Corporation	6,211,584
95,800	Xilinx, Inc.	2,776,284

	Total Information Technology	121,260,720

Materials (3.8%)
49,610	Allegheny Technologies, Inc.	2,737,480
213,147	E.I. du Pont de Nemours and Company	10,631,772

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (91.8%)	Value
Materials (3.8%) - continued
189,500	International Paper Company	$5,161,980
85,500	Teck Resources, Ltd.	5,286,465

	Total Materials	23,817,697

Telecommunications Services (3.2%)
1,327,800	Alcatel-Lucent ADR[a,b]	3,930,288
135,390	AT&T, Inc.	3,977,758
110,700	NII Holdings, Inc.[a]	4,943,862
203,460	Verizon Communications, Inc.	7,279,799

	Total Telecommunications Services	20,131,707

Utilities (1.6%)
211,590	American Electric Power Company, Inc.	7,613,008
70,180	Duke Energy Corporation	1,249,906
53,730	Xcel Energy, Inc.	1,265,342

	Total Utilities	10,128,256

	Total Common Stock (cost $493,511,515)	576,466,966

	Collateral Held for Securities Loaned (3.0%)
18,613,928	Thrivent Financial Securities Lending Trust	18,613,928

	Total Collateral Held for Securities Loaned (cost $18,613,928)	18,613,928

Principal Amount	Short-Term Investments (8.1%)[d]	Value
	Barclays Bank plc Repurchase Agreement
20,275,000	0.250%, 1/3/2011[e]	20,275,000
	Federal Home Loan Bank Discount Notes
10,000,000	0.095%, 1/14/2011[f]	9,999,657
4,200,000	0.120%, 2/9/2011[f]	4,199,454
	Federal Home Loan Mortgage Corporation Discount Notes
4,000,000	0.200%, 3/14/2011[f,g]	3,998,432
	Liberty Street Funding, LLC
4,985,000	0.130%, 1/3/2011[f]	4,984,964
	Thunder Bay Funding, Inc.
7,720,000	0.140%, 1/3/2011[f]	7,719,940

	Total Short-Term Investments (at amortized cost)	51,177,447

	Total Investments (cost $563,302,890) 102.9%	$646,258,341

	Other Assets and Liabilities, Net (2.9%)	(17,976,938)

	Total Net Assets 100.0%	$628,281,403

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	Repurchase agreement dated December 31, 2010, $20,275,422 maturing January 3, 2011, collateralized by $20,680,522 U.S. Treasury Inflation Indexed Bonds, 1.625% due January 15, 2018.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At December 31, 2010, $3,998,432 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$82,702,999
Gross unrealized depreciation	(3,745,566)

Net unrealized appreciation (depreciation)	$78,957,433

Cost for federal income tax purposes	$567,300,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Large Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	66,377,254	66,377,254	—	—
Consumer Staples	64,063,586	64,063,586	—	—
Energy	61,257,096	61,257,096	—	—
Financials	87,541,760	87,541,760	—	—
Health Care	68,192,740	68,192,740	—	—
Industrials	53,696,150	53,696,150	—	—
Information Technology	121,260,720	121,260,720	—	—
Materials	23,817,697	23,817,697	—	—
Telecommunications Services	20,131,707	20,131,707	—	—
Utilities	10,128,256	10,128,256	—	—
Collateral Held for Securities Loaned	18,613,928	18,613,928	—	—
Short-Term Investments	51,177,447	—	51,177,447	—

Total	$646,258,341	$595,080,894	$51,177,447	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	696,075	696,075	—	—
Call Options Written	9,000	9,000	—	—

Total Asset Derivatives	$705,075	$705,075	$—	$—

Liability Derivatives
Call Options Written	375	375	—	—

Total Liability Derivatives	$375	$375	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	111	March 2011	$34,074,675	$34,770,750	$696,075
Total Futures Contracts					$696,075

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	150	$1,280.00	January 2011	($45,000)	$9,000
S&P 500 Mini-Futures Call Option	150	1,270.00	January 2011	(73,125)	(375)
Total Call Options Written				($118,125)	$8,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$696,075
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	9,000
Total Equity Contracts		705,075

Total Asset Derivatives		$705,075

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	375
Total Equity Contracts		375

Total Liability Derivatives		$375

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(795,487)
Options Purchased	Net realized gains/(losses) on Investments	1,560
Futures	Net realized gains/(losses) on Futures contracts	5,628,265
Total Equity Contracts		4,834,338

Total		$4,834,338

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(67,706)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(271,780)
Total Equity Contracts		(339,486)

Total		($339,486)

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$51,259,063	8.6%	405

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$5,875,573	$143,115,785	$130,377,430	18,613,928	$18,613,928	$18,794
Total Value and Income Earned	5,875,573				18,613,928	18,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (10.4%)
2,400	Abercrombie & Fitch Company	$138,312
10,000	Amazon.com, Inc.[a]	1,800,000
3,600	Apollo Group, Inc.[a]	142,164
1,800	AutoNation, Inc.[a,b]	50,760
800	AutoZone, Inc.[a]	218,072
7,300	Bed Bath & Beyond, Inc.[a]	358,795
9,325	Best Buy Company, Inc.	319,754
2,100	Big Lots, Inc.[a]	63,966
6,800	Cablevision Systems Corporation	230,112
6,400	CarMax, Inc.[a]	204,032
12,100	Carnival Corporation	557,931
19,372	CBS Corporation	369,037
8,300	Coach, Inc.	459,073
79,115	Comcast Corporation	1,738,157
8,100	D.R. Horton, Inc.	96,633
3,850	Darden Restaurants, Inc.	178,794
1,700	DeVry, Inc.	81,566
23,600	DIRECTV[a]	942,348
8,000	Discovery Communications, Inc.[a]	333,600
5,700	Expedia, Inc.	143,013
3,500	Family Dollar Stores, Inc.	173,985
106,011	Ford Motor Company[a]	1,779,925
4,300	Fortune Brands, Inc.	259,075
6,800	Gannett Company, Inc.	102,612
12,462	Gap, Inc.	275,909
4,400	Genuine Parts Company	225,896
7,000	Goodyear Tire & Rubber Company[a]	82,950
9,000	H&R Block, Inc.	107,190
6,600	Harley-Davidson, Inc.	228,822
1,900	Harman International Industries, Inc.[a]	87,970
3,950	Hasbro, Inc.	186,361
46,300	Home Depot, Inc.	1,623,278
8,500	International Game Technology	150,365
14,067	Interpublic Group of Companies, Inc.[a]	149,392
6,800	J.C. Penney Company, Inc.	219,708
19,000	Johnson Controls, Inc.	725,800
8,700	Kohl’s Corporation[a]	472,758
4,200	Leggett & Platt, Inc.	95,592
4,600	Lennar Corporation	86,250
7,404	Limited Brands, Inc.	227,525
39,000	Lowe’s Companies, Inc.	978,120
12,068	Macy’s, Inc.	305,320
8,106	Marriott International, Inc.	336,723
10,250	Mattel, Inc.	260,657
29,800	McDonald’s Corporation	2,287,448
8,700	McGraw-Hill Companies, Inc.	316,767
1,000	Meredith Corporation	34,650
1,300	Netflix, Inc.[a]	228,410
8,373	Newell Rubbermaid, Inc.	152,221
65,100	News Corporation	947,856
10,800	NIKE, Inc.	922,536
4,700	Nordstrom, Inc.	199,186
8,500	Omnicom Group, Inc.	389,300
3,900	O’Reilly Automotive, Inc.[a]	235,638
1,800	Polo Ralph Lauren Corporation	199,656
1,300	Priceline.com, Inc.[a]	519,415
9,992	Pulte Group, Inc.[a]	75,140
3,300	RadioShack Corporation	61,017
3,500	Ross Stores, Inc.	221,375
2,500	Scripps Networks Interactive	129,375
1,232	Sears Holdings Corporation[a,b]	90,860
2,600	Sherwin-Williams Company	217,750
1,600	Snap-On, Inc.	90,528
4,700	Stanley Black & Decker, Inc.	314,289
20,675	Staples, Inc.	470,770
21,000	Starbucks Corporation	674,730
5,400	Starwood Hotels & Resorts Worldwide, Inc.	328,212
20,000	Target Corporation	1,202,600
3,500	Tiffany & Company	217,945
10,058	Time Warner Cable, Inc.	664,130
31,350	Time Warner, Inc.	1,008,529
11,200	TJX Companies, Inc.	497,168
3,600	Urban Outfitters, Inc.[a]	128,916
2,400	VF Corporation	206,832
17,172	Viacom, Inc.	680,183
53,547	Walt Disney Company	2,008,548
70	Washington Post Company	30,765
2,157	Whirlpool Corporation	191,606
4,872	Wyndham Worldwide Corporation	145,965
2,200	Wynn Resorts, Ltd.	228,448
13,180	Yum! Brands, Inc.	646,479

	Total Consumer Discretionary	34,533,545

Consumer Staples (10.4%)
59,000	Altria Group, Inc.	1,452,580
18,068	Archer-Daniels-Midland Company	543,485
12,200	Avon Products, Inc.	354,532
2,925	Brown-Forman Corporation	203,638
5,500	Campbell Soup Company	191,125
4,000	Clorox Company	253,120
65,700	Coca-Cola Company	4,321,089
9,600	Coca-Cola Enterprises, Inc.	240,288
13,600	Colgate-Palmolive Company	1,093,032
12,800	ConAgra Foods, Inc.	289,024
5,100	Constellation Brands, Inc.[a]	112,965
12,200	Costco Wholesale Corporation	880,962
38,544	CVS Caremark Corporation	1,340,175
5,400	Dean Foods Company[a]	47,736
6,400	Dr. Pepper Snapple Group, Inc.	225,024
3,300	Estee Lauder Companies, Inc.	266,310
18,200	General Mills, Inc.	647,738
9,100	H.J. Heinz Company	450,086
4,300	Hershey Company	202,745
1,900	Hormel Foods Corporation	97,394
3,451	J.M. Smucker Company	226,558
7,300	Kellogg Company	372,884
11,492	Kimberly-Clark Corporation	724,456
49,352	Kraft Foods, Inc.	1,555,082
18,300	Kroger Company	409,188
4,300	Lorillard, Inc.	352,858
3,700	McCormick & Company, Inc.	172,161
5,828	Mead Johnson Nutrition Company	362,793
4,400	Molson Coors Brewing Company	220,836
44,830	PepsiCo, Inc.	2,928,744
51,300	Philip Morris International, Inc.	3,002,589
79,138	Procter & Gamble Company	5,090,948
9,700	Reynolds American, Inc.	316,414
10,700	Safeway, Inc.	240,643

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.6%)	Value
Consumer Staples (10.4%) - continued
18,200	Sara Lee Corporation	$318,682
6,381	SUPERVALU, Inc.	61,449
16,700	Sysco Corporation	490,980
8,600	Tyson Foods, Inc.	148,092
26,100	Walgreen Company	1,016,856
55,400	Wal-Mart Stores, Inc.	2,987,722
4,200	Whole Foods Market, Inc.[a]	212,478

	Total Consumer Staples	34,425,461

Energy (11.7%)
13,972	Anadarko Petroleum Corporation	1,064,107
10,820	Apache Corporation	1,290,069
12,183	Baker Hughes, Inc.	696,502
3,000	Cabot Oil & Gas Corporation	113,550
6,800	Cameron International Corporation[a]	344,964
18,500	Chesapeake Energy Corporation	479,335
56,896	Chevron Corporation	5,191,760
41,549	ConocoPhillips	2,829,487
6,300	CONSOL Energy, Inc.	307,062
11,400	Denbury Resources, Inc.[a]	217,626
12,200	Devon Energy Corporation	957,822
1,900	Diamond Offshore Drilling, Inc.[b]	127,053
20,318	El Paso Corporation	279,576
7,100	EOG Resources, Inc.	649,011
4,200	EQT Corporation	188,328
142,690	Exxon Mobil Corporation	10,433,493
3,300	FMC Technologies, Inc.[a]	293,403
25,700	Halliburton Company	1,049,331
3,100	Helmerich & Payne, Inc.	150,288
8,400	Hess Corporation	642,936
20,068	Marathon Oil Corporation	743,118
3,000	Massey Energy Company	160,950
5,400	Murphy Oil Corporation	402,570
8,100	Nabors Industries, Ltd.[a]	190,026
11,800	National Oilwell Varco, Inc.	793,550
3,800	Newfield Exploration Company[a]	274,018
4,900	Noble Energy, Inc.	421,792
22,900	Occidental Petroleum Corporation	2,246,490
7,600	Peabody Energy Corporation	486,248
3,200	Pioneer Natural Resources Company	277,824
5,000	QEP Resources, Inc.	181,550
4,600	Range Resources Corporation	206,908
3,600	Rowan Companies, Inc.[a]	125,676
38,594	Schlumberger, Ltd.	3,222,599
9,800	Southwestern Energy Company[a]	366,814
18,704	Spectra Energy Corporation	467,413
3,500	Sunoco, Inc.	141,085
4,100	Tesoro Corporation[a]	76,014
16,200	Valero Energy Corporation	374,544
16,600	Williams Companies, Inc.	410,352

	Total Energy	38,875,244

Financials (15.6%)
9,600	ACE, Ltd.	597,600
13,300	AFLAC, Inc.	750,519
15,382	Allstate Corporation	490,378
29,600	American Express Company	1,270,432
4,067	American International Group, Inc.[a,b]	234,341
7,000	Ameriprise Financial, Inc.	402,850
9,425	Aon Corporation	433,644
3,336	Apartment Investment & Management Company	86,202
3,100	Assurant, Inc.	119,412
2,501	AvalonBay Communities, Inc.	281,488
285,310	Bank of America Corporation	3,806,035
35,152	Bank of New York Mellon Corporation	1,061,590
19,700	BB&T Corporation	517,913
48,869	Berkshire Hathaway, Inc.[a]	3,914,896
3,900	Boston Properties, Inc.	335,790
12,873	Capital One Financial Corporation	547,875
8,200	CB Richard Ellis Group, Inc.[a]	167,936
28,325	Charles Schwab Corporation	484,641
8,600	Chubb Corporation	512,904
4,738	Cincinnati Financial Corporation	150,147
822,339	Citigroup, Inc.[a]	3,889,663
1,900	CME Group, Inc.	611,325
5,050	Comerica, Inc.	213,312
15,625	Discover Financial Services	289,531
5,710	E*TRADE Financial Corporation[a]	91,360
8,000	Equity Residential	415,600
2,700	Federated Investors, Inc.[b]	70,659
22,594	Fifth Third Bancorp	331,680
7,081	First Horizon National Corporation[a]	83,414
4,100	Franklin Resources, Inc.	455,961
13,900	Genworth Financial, Inc.[a]	182,646
14,400	Goldman Sachs Group, Inc.	2,421,504
12,600	Hartford Financial Services Group, Inc.	333,774
9,700	Health Care Property Investors, Inc.	356,863
4,200	Health Care REIT, Inc.	200,088
19,041	Host Hotels & Resorts, Inc.	340,263
15,600	Hudson City Bancorp, Inc.	198,744
23,371	Huntington Bancshares, Inc.	160,559
2,000	IntercontinentalExchange, Inc.[a]	238,300
13,200	Invesco, Ltd.	317,592
110,548	J.P. Morgan Chase & Company	4,689,446
5,400	Janus Capital Group, Inc.	70,038
25,300	KeyCorp	223,905
11,700	Kimco Realty Corporation	211,068
4,400	Legg Mason, Inc.	159,588
5,500	Leucadia National Corporation	160,490
8,894	Lincoln National Corporation	247,342
8,900	Loews Corporation	346,299
3,300	M&T Bank Corporation	287,265
15,600	Marsh & McLennan Companies, Inc.	426,504
15,200	Marshall & Ilsley Corporation	105,184
25,632	MetLife, Inc.	1,139,086
5,800	Moody’s Corporation	153,932
42,850	Morgan Stanley	1,165,948
4,200	NASDAQ OMX Group, Inc.[a]	99,582
6,800	Northern Trust Corporation	376,788
7,400	NYSE Euronext	221,852
11,100	People’s United Financial, Inc.	155,511
4,600	Plum Creek Timber Company, Inc.[b]	172,270
14,814	PNC Financial Services Group, Inc.	899,506
9,000	Principal Financial Group, Inc.	293,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.6%)	Value
Financials (15.6%) - continued
19,200	Progressive Corporation	$381,504
16,200	ProLogis	233,928
13,700	Prudential Financial, Inc.	804,327
3,900	Public Storage, Inc.	395,538
35,877	Regions Financial Corporation	251,139
8,244	Simon Property Group, Inc.	820,196
14,000	SLM Corporation[a]	176,260
14,200	State Street Corporation	658,028
14,100	SunTrust Banks, Inc.	416,091
7,268	T. Rowe Price Group, Inc.	469,077
2,200	Torchmark Corporation	131,428
12,981	Travelers Companies, Inc.	723,172
54,285	U.S. Bancorp	1,464,066
9,124	Unum Group	220,983
4,400	Ventas, Inc.	230,912
4,597	Vornado Realty Trust	383,068
148,340	Wells Fargo & Company	4,597,057
9,200	XL Group plc	200,744
5,100	Zions Bancorporation[b]	123,573

	Total Financials	51,655,166

Health Care (10.5%)
43,700	Abbott Laboratories	2,093,667
11,396	Aetna, Inc.	347,692
8,700	Allergan, Inc.	597,429
7,900	AmerisourceBergen Corporation	269,548
26,640	Amgen, Inc.[a]	1,462,536
16,400	Baxter International, Inc.	830,168
6,500	Becton, Dickinson and Company	549,380
6,700	Biogen Idec, Inc.[a]	449,235
43,750	Boston Scientific Corporation[a]	331,187
48,798	Bristol-Myers Squibb Company	1,292,171
2,600	C.R. Bard, Inc.	238,602
9,975	Cardinal Health, Inc.	382,142
6,387	CareFusion Corporation[a]	164,146
13,300	Celgene Corporation[a]	786,562
2,200	Cephalon, Inc.[a]	135,784
2,000	Cerner Corporation[a]	189,480
7,600	CIGNA Corporation	278,616
4,200	Coventry Health Care, Inc.[a]	110,880
2,800	DaVita, Inc.[a]	194,572
4,000	DENTSPLY International, Inc.	136,680
28,800	Eli Lilly and Company	1,009,152
14,900	Express Scripts, Inc.[a]	805,345
8,200	Forest Laboratories, Inc.[a]	262,236
7,300	Genzyme Corporation[a]	519,760
22,900	Gilead Sciences, Inc.[a]	829,896
4,680	Hospira, Inc.[a]	260,629
4,700	Humana, Inc.[a]	257,278
1,100	Intuitive Surgical, Inc.[a]	283,525
77,640	Johnson & Johnson	4,802,034
7,300	King Pharmaceuticals, Inc.[a]	102,565
2,800	Laboratory Corporation of America Holdings[a]	246,176
5,343	Life Technologies Corporation[a]	296,537
7,142	McKesson Corporation	502,654
11,986	Medco Health Solutions, Inc.[a]	734,382
30,500	Medtronic, Inc.	1,131,245
87,083	Merck & Company, Inc.	3,138,471
12,400	Mylan, Inc.[a]	262,012
2,800	Patterson Companies, Inc.	85,764
3,400	PerkinElmer, Inc.	87,788
227,160	Pfizer, Inc.	3,977,572
4,000	Quest Diagnostics, Inc.	215,880
9,684	St. Jude Medical, Inc.[a]	413,991
9,600	Stryker Corporation	515,520
14,200	Tenet Healthcare Corporation[a]	94,998
11,200	Thermo Fisher Scientific, Inc.[a]	620,032
31,100	UnitedHealth Group, Inc.	1,123,021
3,300	Varian Medical Systems, Inc.[a]	228,624
2,500	Waters Corporation[a]	194,275
3,600	Watson Pharmaceuticals, Inc.[a]	185,940
11,100	WellPoint, Inc.[a]	631,146
5,550	Zimmer Holdings, Inc.[a]	297,924

	Total Health Care	34,956,849

Industrials (10.7%)
20,200	3M Company	1,743,260
3,000	Avery Dennison Corporation	127,020
20,760	Boeing Company	1,354,798
4,700	C.H. Robinson Worldwide, Inc.	376,893
17,900	Caterpillar, Inc.	1,676,514
3,700	Cintas Corporation	103,452
10,500	CSX Corporation	678,405
5,600	Cummins, Inc.	616,056
15,100	Danaher Corporation	712,267
12,000	Deere & Company	996,600
5,300	Dover Corporation	309,785
1,500	Dun & Bradstreet Corporation	123,135
4,700	Eaton Corporation	477,097
21,300	Emerson Electric Company	1,217,721
3,500	Equifax, Inc.	124,600
6,000	Expeditors International of Washington, Inc.	327,600
4,100	Fastenal Company[b]	245,631
8,860	FedEx Corporation	824,069
1,500	First Solar, Inc.[a,b]	195,210
1,500	Flowserve Corporation	178,830
5,000	Fluor Corporation	331,300
10,700	General Dynamics Corporation	759,272
301,500	General Electric Company	5,514,435
3,500	Goodrich Corporation	308,245
22,075	Honeywell International, Inc.	1,173,507
14,000	Illinois Tool Works, Inc.	747,600
9,100	Ingersoll-Rand plc	428,519
5,700	Iron Mountain, Inc.	142,557
5,200	ITT Corporation	270,972
3,600	Jacobs Engineering Group, Inc.[a]	165,060
3,200	L-3 Communications Holdings, Inc.	225,568
8,300	Lockheed Martin Corporation	580,253
10,200	Masco Corporation	129,132
10,200	Norfolk Southern Corporation	640,764
8,198	Northrop Grumman Corporation	531,066
10,237	PACCAR, Inc.	587,809
3,200	Pall Corporation	158,656
4,575	Parker Hannifin Corporation	394,822
5,700	Pitney Bowes, Inc.	137,826
4,000	Precision Castparts Corporation	556,840
6,200	Quanta Services, Inc.[a]	123,504
6,000	R.R. Donnelley & Sons Company	104,820
10,300	Raytheon Company	477,302
8,820	Republic Services, Inc.	263,365
4,200	Robert Half International, Inc.	128,520
4,000	Rockwell Automation, Inc.	286,840
4,400	Rockwell Collins, Inc.	256,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.6%)	Value
Industrials (10.7%) - continued
2,600	Roper Industries, Inc.	$198,718
1,400	Ryder System, Inc.	73,696
21,800	Southwest Airlines Company	282,964
2,500	Stericycle, Inc.[a]	202,300
7,800	Textron, Inc.[b]	184,392
13,900	Tyco International, Ltd.	576,016
13,900	Union Pacific Corporation	1,287,974
27,900	United Parcel Service, Inc.	2,024,982
26,100	United Technologies Corporation	2,054,592
1,600	W.W. Grainger, Inc.	220,976
13,399	Waste Management, Inc.	494,021

	Total Industrials	35,434,472

Information Technology (18.3%)
14,400	Adobe Systems, Inc.[a]	443,232
16,600	Advanced Micro Devices, Inc.[a]	135,788
9,715	Agilent Technologies, Inc.[a]	402,492
5,100	Akamai Technologies, Inc.[a]	239,955
8,900	Altera Corporation	316,662
4,900	Amphenol Corporation	258,622
8,500	Analog Devices, Inc.	320,195
25,900	Apple, Inc.[a]	8,354,304
38,300	Applied Materials, Inc.	538,115
6,400	Autodesk, Inc.[a]	244,480
13,900	Automatic Data Processing, Inc.	643,292
5,100	BMC Software, Inc.[a]	240,414
12,800	Broadcom Corporation	557,440
11,012	CA, Inc.	269,133
156,800	Cisco Systems, Inc.[a]	3,172,064
5,400	Citrix Systems, Inc.[a]	369,414
8,500	Cognizant Technology Solutions Corporation[a]	622,965
4,300	Computer Sciences Corporation	213,280
6,500	Compuware Corporation[a]	75,855
44,300	Corning, Inc.	855,876
47,900	Dell, Inc.[a]	649,045
32,500	eBay, Inc.[a]	904,475
9,500	Electronic Arts, Inc.[a]	155,610
58,486	EMC Corporation[a]	1,339,329
2,200	F5 Networks, Inc.[a]	286,352
7,600	Fidelity National Information Services, Inc.	208,164
4,300	Fiserv, Inc.[a]	251,808
4,500	FLIR Systems, Inc.[a]	133,875
4,300	GameStop Corporation[a]	98,384
7,000	Google, Inc.[a]	4,157,790
3,600	Harris Corporation	163,080
64,186	Hewlett-Packard Company	2,702,231
157,800	Intel Corporation	3,318,534
35,100	International Business Machines Corporation	5,151,276
8,000	Intuit, Inc.[a]	394,400
5,600	Jabil Circuit, Inc.	112,504
6,362	JDS Uniphase Corporation[a]	92,122
14,800	Juniper Networks, Inc.[a]	546,416
4,800	KLA-Tencor Corporation	185,472
2,300	Lexmark International, Inc.[a]	80,086
6,400	Linear Technology Corporation	221,376
18,300	LSI Corporation[a]	109,617
2,700	MasterCard, Inc.	605,097
4,400	McAfee, Inc.[a]	203,764
6,600	MEMC Electronic Materials, Inc.[a]	74,316
5,300	Microchip Technology, Inc.[b]	181,313
24,600	Micron Technology, Inc.[a]	197,292
212,800	Microsoft Corporation	5,941,376
4,000	Molex, Inc.[b]	90,880
3,700	Monster Worldwide, Inc.[a]	87,431
66,890	Motorola, Inc.[a]	606,692
7,100	National Semiconductor Corporation	97,696
10,300	NetApp, Inc.[a]	566,088
10,800	Novell, Inc.[a]	63,936
2,600	Novellus Systems, Inc.[a]	84,032
16,550	NVIDIA Corporation[a]	254,870
109,437	Oracle Corporation	3,425,378
9,200	Paychex, Inc.	284,372
3,100	QLogic Corporation[a]	52,762
45,700	QUALCOMM, Inc.	2,261,693
5,500	Red Hat, Inc.[a]	251,075
8,600	SAIC, Inc.[a]	136,396
3,300	Salesforce.com, Inc.[a]	435,600
6,700	SanDisk Corporation[a]	334,062
22,224	Symantec Corporation[a]	372,030
10,900	Tellabs, Inc.	73,902
4,700	Teradata Corporation[a]	193,452
5,300	Teradyne, Inc.[a]	74,412
33,400	Texas Instruments, Inc.	1,085,500
5,000	Total System Services, Inc.	76,900
4,900	VeriSign, Inc.	160,083
13,700	Visa, Inc.	964,206
6,500	Western Digital Corporation[a]	220,350
18,780	Western Union Company	348,745
39,585	Xerox Corporation	456,019
7,500	Xilinx, Inc.	217,350
37,200	Yahoo!, Inc.[a]	618,636

	Total Information Technology	60,633,230

Materials (3.7%)
6,000	Air Products and Chemicals, Inc.	545,700
2,200	Airgas, Inc.	137,412
3,200	AK Steel Holding Corporation	52,384
29,364	Alcoa, Inc.	451,912
2,769	Allegheny Technologies, Inc.	152,793
2,600	Ball Corporation	176,930
3,000	Bemis Company, Inc.	97,980
2,100	CF Industries Holdings, Inc.	283,815
3,800	Cliffs Natural Resources, Inc.	296,438
32,793	Dow Chemical Company	1,119,553
25,811	E.I. du Pont de Nemours and Company	1,287,453
2,100	Eastman Chemical Company	176,568
6,500	Ecolab, Inc.	327,730
2,100	FMC Corporation	167,769
13,396	Freeport-McMoRan Copper & Gold, Inc.	1,608,726
2,300	International Flavors & Fragrances, Inc.	127,857
12,371	International Paper Company	336,986
4,981	MeadWestvaco Corporation	130,303
15,178	Monsanto Company	1,056,996
13,948	Newmont Mining Corporation	856,826
8,900	Nucor Corporation	389,998
4,600	Owens-Illinois, Inc.[a]	141,220
4,700	PPG Industries, Inc.	395,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (97.6%)	Value
Materials (3.7%) - continued
8,600	Praxair, Inc.	$821,042
4,652	Sealed Air Corporation	118,393
3,500	Sigma-Aldrich Corporation	232,960
2,600	Titanium Metals Corporation[a]	44,668
4,000	United States Steel Corporation	233,680
3,600	Vulcan Materials Company	159,696
15,382	Weyerhaeuser Company	291,181

	Total Materials	12,220,098

Telecommunications Services (3.0%)
11,300	American Tower Corporation[a]	583,532
167,139	AT&T, Inc.	4,910,544
8,625	CenturyLink, Inc.	398,216
29,378	Frontier Communications Corporation	285,848
7,600	MetroPCS Communications, Inc.[a]	95,988
50,672	Qwest Communications International, Inc.	385,614
85,420	Sprint Nextel Corporation[a]	361,327
79,896	Verizon Communications, Inc.	2,858,679
14,407	Windstream Corporation	200,833

	Total Telecommunications Services	10,080,581

Utilities (3.3%)
19,200	AES Corporation[a]	233,856
4,900	Allegheny Energy, Inc.	118,776
7,000	Ameren Corporation	197,330
13,560	American Electric Power Company, Inc.	487,889
12,073	CenterPoint Energy, Inc.	189,787
7,000	CMS Energy Corporation	130,200
8,200	Consolidated Edison, Inc.	406,474
5,700	Constellation Energy Group, Inc.	174,591
16,394	Dominion Resources, Inc.	700,352
4,800	DTE Energy Company	217,536
38,208	Duke Energy Corporation	680,484
9,300	Edison International, Inc.	358,980
5,200	Entergy Corporation	368,316
18,724	Exelon Corporation	779,667
8,700	FirstEnergy Corporation[b]	322,074
2,215	Integrys Energy Group, Inc.	107,450
11,700	NextEra Energy, Inc.	608,283
1,300	Nicor, Inc.	64,896
8,309	NiSource, Inc.	146,405
5,100	Northeast Utilities	162,588
7,100	NRG Energy, Inc.[a]	138,734
3,100	ONEOK, Inc.	171,957
6,800	Pepco Holdings, Inc.	124,100
11,100	PG&E Corporation	531,024
3,100	Pinnacle West Capital Corporation	128,495
13,800	PPL Corporation	363,216
8,320	Progress Energy, Inc.	361,754
14,500	Public Service Enterprise Group, Inc.	461,245
3,300	SCANA Corporation	133,980
6,875	Sempra Energy	360,800
23,700	Southern Company	906,051
6,500	TECO Energy, Inc.	115,700
3,400	Wisconsin Energy Corporation	200,124
13,205	Xcel Energy, Inc.	310,978

	Total Utilities	10,764,092

	Total Common Stock (cost $285,826,749)	323,578,738

	Collateral Held for Securities Loaned (0.5%)
1,725,760	Thrivent Financial Securities Lending Trust	1,725,760

	Total Collateral Held for Securities Loaned (cost $1,725,760)	1,725,760

Principal Amount	Short-Term Investments (2.4%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.192%, 3/14/2011[d,e]	299,891
	Federal National Mortgage Association Discount Notes
400,000	0.155%, 3/14/2011[d,e]	399,876
	Liberty Street Funding, LLC
7,145,000	0.130%, 1/3/2011[d]	7,144,948

	Total Short-Term Investments (at amortized cost)	7,844,715

	Total Investments (cost $295,397,224) 100.5%	$333,149,213

	Other Assets and Liabilities, Net (0.5%)	(1,619,722)

	Total Net Assets 100.0%	$331,529,491

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At December 31, 2010, $699,767 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,220,717
Gross unrealized depreciation	(46,184,564)

Net unrealized appreciation (depreciation)	$14,036,153

Cost for federal income tax purposes	$319,113,060

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Large Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	34,533,545	34,533,545	—	—
Consumer Staples	34,425,461	34,425,461	—	—
Energy	38,875,244	38,875,244	—	—
Financials	51,655,166	51,655,166	—	—
Health Care	34,956,849	34,956,849	—	—
Industrials	35,434,472	35,434,472	—	—
Information Technology	60,633,230	60,633,230	—	—
Materials	12,220,098	12,220,098	—	—
Telecommunications Services	10,080,581	10,080,581	—	—
Utilities	10,764,092	10,764,092	—	—
Collateral Held for Securities Loaned	1,725,760	1,725,760	—	—
Short-Term Investments	7,844,715	—	7,844,715	—

Total	$333,149,213	$325,304,498	$7,844,715	$—

Other Financial Instruments
Asset Derivatives
Futures Contracts	86,149	86,149	—	—

Total Asset Derivatives	$86,149	$86,149	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)

S&P 500 Index Futures	25	March 2011	$7,745,101	$7,831,250	$86,149
Total Futures Contracts					$86,149

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	86,149
Total Equity Contracts		86,149

Total Asset Derivatives		$86,149

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	658,061
Total Equity Contracts		658,061

Total		$658,061

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	45,994
Total Equity Contracts		45,994

Total		$45,994

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)

Equity Contracts	$4,113,339	1.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$2,928,421	$34,347,802	$35,550,463	1,725,760	$1,725,760	$19,293
Total Value and Income Earned	2,928,421				1,725,760	19,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (82.4%)	Value
Consumer Discretionary (9.2%)
3,800	Advance Auto Parts, Inc.	$251,370
3,400	Autoliv, Inc.[a]	268,396
11,400	Brinker International, Inc.	238,032
5,100	Coach, Inc.	282,081
5,100	Darden Restaurants, Inc.	236,844
4,900	Family Dollar Stores, Inc.	243,579
3,800	Genuine Parts Company	195,092
5,500	Guess ?, Inc.	260,260
4,900	Hasbro, Inc.	231,182
10,300	Hillenbrand, Inc.	214,343
5,800	Home Depot, Inc.	203,348
3,000	Honda Motor Company, Ltd. ADR	118,500
8,200	Limited Brands, Inc.	251,986
1,400	Magna International, Inc.	72,800
6,000	Marriott International, Inc.	249,240
5,400	McDonald’s Corporation	414,504
5,000	McGraw-Hill Companies, Inc.	182,050
2,700	NIKE, Inc.	230,634
3,600	Pearson plc ADR	57,204
6,300	PetSmart, Inc.	250,866
3,400	Polaris Industries, Inc.	265,268
4,700	Scripps Networks Interactive	243,225
2,400	Sherwin-Williams Company	201,000
6,200	Sotheby’s Holdings, Inc.	279,000
8,500	Starbucks Corporation	273,105
600	Starwood Hotels & Resorts Worldwide, Inc.	36,468
1,000	Toyota Motor Corporation ADR	78,630
5,700	Tractor Supply Company	276,393
2,100	VF Corporation	180,978
7,000	Williams-Sonoma, Inc.	249,830
7,600	Wolverine World Wide, Inc.	242,288
4,700	Yum! Brands, Inc.	230,535

	Total Consumer Discretionary	7,009,031

Consumer Staples (8.7%)
12,700	Archer-Daniels-Midland Company[a]	382,016
12,700	Avon Products, Inc.	369,062
1,400	British American Tobacco plc ADR	108,780
6,500	Brown-Forman Corporation[a]	452,530
9,800	Casey’s General Stores, Inc.	416,598
6,000	Clorox Company	379,680
10,000	Coca-Cola Enterprises, Inc.	250,300
2,300	Colgate-Palmolive Company	184,851
5,900	Corn Products International, Inc.	271,400
6,200	Costco Wholesale Corporation	447,702
2,000	Delhaize Group SA ADR	147,420
1,400	Fomento Economico Mexicano SAB de CV ADR	78,288
3,700	H.J. Heinz Company	183,002
4,900	Hershey Company	231,035
9,000	Hormel Foods Corporation	461,340
7,200	Mead Johnson Nutrition Company	448,200
2,800	PepsiCo, Inc.	182,924
7,300	Philip Morris International, Inc.	427,269
6,900	Sanderson Farms, Inc.	270,135
13,900	Tyson Foods, Inc.	239,358
3,500	Unilever NV ADR	109,900
4,200	Unilever plc ADR	129,696
12,100	Walgreen Company	471,416

	Total Consumer Staples	6,642,902

Energy (3.3%)
500	CNOOC, Ltd. ADR	119,185
2,500	Core Laboratories NV	222,625
4,600	Eni SPA ADR	201,204
2,900	PetroChina Company, Ltd. ADR	381,321
7,000	Petroleo Brasileiro SA PREF ADR	239,190
2,700	Repsol YPF SA ADR	75,438
4,600	Royal Dutch Shell plc ADR, Class A	307,188
5,900	Royal Dutch Shell plc ADR, Class B	393,353
15,900	RPC, Inc.	288,108
4,400	StatoilHydro ASA Sponsor ADR	104,588
2,000	Suncor Energy, Inc.	76,580
2,600	Total SA ADR	139,048

	Total Energy	2,547,828

Financials (22.6%)
6,900	ACE, Ltd.	429,525
9,300	Aegon NV ADR[b]	57,009
4,300	AFLAC, Inc.	242,649
700	Agree Realty Corporation	18,333
400	Alexandria Real Estate Equities, Inc.	29,304
12,700	Allstate Corporation[a]	404,876
1,600	AMB Property Corporation	50,736
1,400	American Campus Communities, Inc.	44,464
7,200	American Financial Group, Inc.	232,488
4,600	Ameriprise Financial, Inc.	264,730
15,300	Arthur J. Gallagher & Company	444,924
1,000	Ashford Hospitality Trust[b]	9,650
13,500	Aspen Insurance Holdings, Ltd.	386,370
6,000	Assurant, Inc.	231,120
1,600	AvalonBay Communities, Inc.	180,080
4,050	AXA SA ADR	67,432
12,200	Axis Capital Holdings, Ltd.	437,736
7,100	Banco Bradesco SA ADR[a]	144,059
2,900	Bank of Montreal	166,953
2,100	Bank of Nova Scotia	120,120
2,400	Barclays plc ADR	39,648
1,900	BioMed Realty Trust, Inc.	35,435
18,700	BlackRock Kelso Capital Corporation	206,822
2,000	Boston Properties, Inc.	172,200
1,300	Brandywine Realty Trust	15,145
800	BRE Properties, Inc.	34,800
1,500	Brookfield Properties Corporation	26,295
1,000	Camden Property Trust	53,980
1,000	CBL & Associates Properties, Inc.	17,500
3,100	Chubb Corporation	184,884
4,830	Commerce Bancshares, Inc.	191,896
300	Corporate Office Properties Trust	10,485
1,100	Credit Suisse Group ADR	44,451
3,200	Cullen/Frost Bankers, Inc.	195,584
2,200	DCT Industrial Trust, Inc.	11,682
800	Developers Diversified Realty Corporation	11,272
2,000	DiamondRock Hospitality Company[b]	24,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (82.4%)	Value
Financials (22.6%) - continued
1,200	Digital Realty Trust, Inc.	$61,848
13,400	Discover Financial Services	248,302
700	Duke Realty Corporation	8,722
700	DuPont Fabros Technology, Inc.	14,889
100	EastGroup Properties, Inc.	4,232
1,400	Education Realty Trust, Inc.	10,878
200	Entertainment Properties Trust	9,250
1,500	Equity One, Inc.	27,270
3,200	Equity Residential	166,240
600	Essex Property Trust, Inc.	68,532
4,700	Everest Re Group, Ltd.	398,654
1,500	Federal Realty Investment Trust	116,895
18,400	Fifth Third Bancorp	270,112
700	First Industrial Realty Trust, Inc.[b]	6,132
700	Forest City Enterprises, Inc.[b]	11,683
2,100	Franklin Resources, Inc.	233,541
2,700	Franklin Street Properties Corporation	38,475
1,000	Getty Realty Corporation	31,280
1,000	Glimcher Realty Trust	8,400
1,500	Government Properties Income Trust	40,185
2,900	Health Care Property Investors, Inc.	106,691
400	Health Care REIT, Inc.	19,056
1,100	Highwoods Properties, Inc.	35,035
400	Hospitality Properties Trust	9,216
7,800	Host Hotels & Resorts, Inc.	139,386
2,500	HSBC Holdings plc ADR	127,600
17,000	ING Groep NV ADR[b]	166,430
28,200	iShares DJ Select Dividend Index Fund	1,406,052
15,700	iShares Dow Jones U.S. Real Estate Index Fund	878,572
6,900	Itau Unibanco Holding SA ADR	165,669
1,000	KB Financial Group, Inc. ADR	52,890
600	Kilroy Realty Corporation	21,882
4,400	Kimco Realty Corporation	79,376
1,700	Kite Realty Group Trust	9,197
1,200	LaSalle Hotel Properties	31,680
800	Lexington Realty Trust	6,360
1,800	Liberty Property Trust	57,456
12,000	Lloyds Banking Group plc ADR[b]	49,320
500	LTC Properties, Inc.	14,040
1,100	Macerich Company	52,107
1,000	Mack-Cali Realty Corporation	33,060
3,700	Manulife Financial Corporation	63,566
700	Medical Properties Trust, Inc.	7,581
5,600	MetLife, Inc.	248,864
16,000	Mitsubishi UFJ Financial Group, Inc. ADR	86,560
1,100	National Health Investors, Inc.	49,522
1,700	National Retail Properties, Inc.	45,050
1,300	Nationwide Health Properties, Inc.	47,294
700	Omega Healthcare Investors, Inc.	15,708
900	Post Properties, Inc.	32,670
400	Potlatch Corporation	13,020
6,000	ProLogis	86,640
4,200	Prudential Financial, Inc.	246,582
400	PS Business Parks, Inc.	22,288
1,900	Public Storage, Inc.	192,698
500	Ramco-Gershenson Properties Trust	6,225
600	Rayonier, Inc. REIT	31,512
700	Realty Income Corporation	23,940
1,500	Regency Centers Corporation	63,360
3,500	Royal Bank of Canada ADR	183,260
2,300	Senior Housing Property Trust	50,462
800	Shinhan Financial Group Company, Ltd. ADR	75,056
3,100	Simon Property Group, Inc.	308,419
1,100	SL Green Realty Corporation	74,261
100	Sovran Self Storage, Inc.	3,681
41,300	SPDR DJ Wilshire International Real Estate ETF	1,607,809
4,100	StanCorp Financial Group, Inc.	185,074
1,700	Toronto-Dominion Bank	126,327
7,900	Trustmark Corporation	196,236
2,500	UBS AG ADR[b]	41,175
700	UDR, Inc.	16,464
400	Universal Health Realty Income Trust	14,612
300	Urstadt Biddle Properties, Inc.	5,835
100	U-Store-It Trust	953
35,100	Vanguard FTSE All-World Ex-US Index Fund	1,675,323
1,900	Ventas, Inc.	99,712
1,800	Vornado Realty Trust	149,994
8,000	Waddell & Reed Financial, Inc.	282,320
200	Washington Real Estate Investment Trust	6,198
3,500	Westamerica Bancorporation	194,145
1,600	Westpac Banking Corporation ADR	183,136

	Total Financials	17,238,764

Health Care (6.8%)
4,000	Abbott Laboratories	191,640
6,200	Allergan, Inc.	425,754
13,100	AmerisourceBergen Corporation[a]	446,972
2,400	AstraZeneca plc ADR	110,856
4,900	C.R. Bard, Inc.	449,673
12,500	Cardinal Health, Inc.[a]	478,875
7,200	Chemed Corporation	457,272
4,700	Cooper Companies, Inc.	264,798
11,100	Eli Lilly and Company	388,944
2,100	GlaxoSmithKline plc ADR	82,362
6,100	Hill-Rom Holdings, Inc.	240,157
2,800	Johnson & Johnson	173,180
6,700	McKesson Corporation	471,546
4,450	Novartis AG ADR	262,328
3,400	Perrigo Company	215,322
3,650	Sanofi-Aventis ADR	117,639
11,600	UnitedHealth Group, Inc.	418,876

	Total Health Care	5,196,194

Industrials (15.3%)
4,600	3M Company	396,980
5,700	A.O. Smith Corporation	217,056
4,600	ABB, Ltd. ADR[b]	103,270
9,800	Actuant Corporation	260,876
6,400	Alexander & Baldwin, Inc.[a]	256,192
6,900	AMETEK, Inc.	270,825
7,200	Applied Industrial Technologies, Inc.	233,856
5,800	CLARCOR, Inc.	248,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (82.4%)	Value
Industrials (15.3%) - continued
4,500	Cooper Industries plc	$262,305
5,700	Crane Company	234,099
2,400	Cummins, Inc.	264,024
10,100	Danaher Corporation	476,417
3,200	Deere & Company	265,760
4,700	Donaldson Company, Inc.	273,916
4,200	Dover Corporation	245,490
2,700	Eaton Corporation	274,077
4,100	Emerson Electric Company	234,397
4,800	Expeditors International of Washington, Inc.	262,080
4,200	Fastenal Company	251,622
2,000	Flowserve Corporation	238,440
4,400	Fluor Corporation	291,544
4,200	Gardner Denver, Inc.	289,044
6,500	General Dynamics Corporation	461,240
3,000	Goodrich Corporation	264,210
5,000	Honeywell International, Inc.	265,800
4,400	Hubbell, Inc.	264,572
15,400	Interface, Inc.	241,010
3,200	Joy Global, Inc.	277,600
8,800	KBR, Inc.	268,136
3,200	Koninklijke Philips Electronics, N.V.	98,240
3,900	Lincoln Electric Holdings, Inc.	254,553
3,100	Nordson Corporation	284,828
2,900	Norfolk Southern Corporation	182,178
3,200	Parker Hannifin Corporation	276,160
1,700	Precision Castparts Corporation	236,657
3,700	Raytheon Company	171,458
3,900	Regal-Beloit Corporation	260,364
1,000	Siemens AG ADR	124,250
5,800	Timken Company	276,834
3,900	Toro Company	240,396
6,100	United Parcel Service, Inc.	442,738
5,700	United Technologies Corporation	448,704
1,900	W.W. Grainger, Inc.	262,409
10,900	Werner Enterprises, Inc.	246,340

	Total Industrials	11,699,709

Information Technology (7.3%)
9,000	Accenture plc	436,410
19,900	Activision Blizzard, Inc.	247,556
6,200	ADTRAN, Inc.	224,502
7,400	Altera Corporation	263,292
4,500	Amphenol Corporation	237,510
7,100	Analog Devices, Inc.[a]	267,457
19,100	Applied Materials, Inc.	268,355
8,500	Broadridge Financial Solutions, Inc.	186,405
10,300	CA, Inc.	251,732
2,000	Canon, Inc. ADR	102,680
8,400	Cognex Corporation	247,128
2,700	FactSet Research Systems, Inc.	253,152
12,500	iGATE Corporation	246,375
3,000	International Business Machines Corporation	440,280
1,000	MasterCard, Inc.	224,110
11,250	Nokia Oyj ADR	116,100
14,900	Oracle Corporation	466,370
1,700	Research in Motion, Ltd.[b]	98,821
7,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	87,780
4,900	Telefonaktiebolaget LM Ericsson ADR	56,497
7,400	Tyco Electronics, Ltd.	261,960
21,000	United Microelectronics Corporation ADR	66,360
12,600	Western Union Company	233,982
8,500	Xilinx, Inc.	246,330

	Total Information Technology	5,531,144

Materials (6.8%)
4,700	Albemarle Corporation	262,166
5,600	AptarGroup, Inc.	266,392
2,550	ArcelorMittal	97,232
12,500	Bemis Company, Inc.	408,250
4,700	BHP Billiton plc ADR	378,350
2,900	BHP Billiton, Ltd. ADR[a]	269,468
6,700	Cabot Corporation	252,255
3,000	CRH plc ADR	62,400
3,900	Cytec Industries, Inc.	206,934
3,400	Domtar Corporation	258,128
4,900	E.I. du Pont de Nemours and Company	244,412
3,000	Eastman Chemical Company	252,240
3,200	FMC Corporation	255,648
2,100	Lubrizol Corporation	224,448
3,800	Minerals Technologies, Inc.	248,558
600	POSCO ADR	64,614
3,000	PPG Industries, Inc.	252,210
3,800	Rio Tinto plc ADR	272,308
2,100	Southern Copper Corporation	102,354
2,300	Teck Resources, Ltd.	142,209
7,700	Vale SA SP ADR	266,189
7,200	Westlake Chemical Corporation	312,984
8,900	Yamana Gold, Inc.	113,920

	Total Materials	5,213,669

Telecommunications Services (1.7%)
3,000	America Movil SA de CV ADR	172,020
5,100	China Telecom Corporation, Ltd. ADR	253,062
10,000	Nippon Telegraph & Telephone Corporation ADR	229,400
8,000	NTT DoCoMo, Inc. ADR	139,360
9,300	Telecom Corporation of New Zealand, Ltd. ADR	78,120
1,200	Telefonica SA ADR	82,104
11,900	Vodafone Group plc ADR	314,517

	Total Telecommunications Services	1,268,583

Utilities (0.7%)
8,700	DTE Energy Company	394,284

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (82.4%)	Value
Utilities (0.7%) - continued
2,300	Empresa Nacional de Electricidad SA ADR	$129,283

	Total Utilities	523,567

	Total Common Stock (cost $56,261,950)	62,871,391

Principal Amount	Long-Term Fixed Income (5.7%)
Consumer Cyclical (0.5%)
	CVS Caremark Corporation
400,000	6.302%, 6/1/2037	385,500

	Total Consumer Cyclical	385,500

Energy (1.0%)
	Enbridge Energy Partners, LP
350,000	8.050%, 10/1/2037	359,919
	Enterprise Products Operating, LLC
425,000	7.034%, 1/15/2068	440,937

	Total Energy	800,856

Financials (3.7%)
	American International Group, Inc.
150,000	8.175%, 5/15/2058	159,721
	ING Capital Funding Trust III
350,000	3.903%, 12/31/2049[c,d]	322,875
	J.P. Morgan Chase & Company
175,000	7.900%, 4/29/2049[d]	186,023
	MetLife, Inc.
400,000	7.875%, 12/15/2037[e]	423,000
	Reinsurance Group of America, Inc.
425,000	6.750%, 12/15/2065	393,500
	Wachovia Capital Trust III
250,000	5.800%, 3/15/2042[d]	216,875
	Wells Fargo Capital XIII
275,000	7.700%, 12/29/2049[d]	284,281
	XL Capital, Ltd.
475,000	6.500%, 12/31/2049[d]	408,500
	ZFS Finance USA Trust II
400,000	6.450%, 12/15/2065[e]	393,500

	Total Financials	2,788,275

Utilities (0.5%)
	Dominion Resources, Inc.
375,000	6.300%, 9/30/2066	365,625

	Total Utilities	365,625

	Total Long-Term Fixed Income (cost $4,133,977)	4,340,256

	Preferred Stock (0.6%)
Financials (0.5%)
5,000	Bank of America Corporation[d]	129,200
5,300	Citigroup, Inc.[b]	142,623
2,500	J.P. Morgan Chase Capital XXIX	63,850
3,000	U.S. Bancorp[d]	80,970

	Total Financials	416,643

Utilities (0.1%)
2,870	Xcel Energy, Inc.	78,724

	Total Utilities	78,724

	Total Preferred Stock (cost $472,131)	495,367

Principal Amount	Short-Term Investments (8.8%)[f]
	Federal Home Loan Bank Discount Notes
3,000,000	0.090%, 1/14/2011[g]	2,999,903
3,000,000	0.060%, 1/19/2011[g]	2,999,910
	Federal Home Loan Mortgage Corporation Discount Notes
700,000	0.196%, 3/14/2011[g,h]	699,730

	Total Short-Term Investments (at amortized cost)	6,699,543

	Total Investments (cost $67,567,601) 97.5%	$74,406,557

	Other Assets and Liabilities, Net 2.5%	1,896,114

	Total Net Assets 100.0%	$76,302,671

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $816,500 or 1.1% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At December 31, 2010, $699,730 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,268,860
Gross unrealized depreciation	(480,144)

Net unrealized appreciation (depreciation)	$6,788,716

Cost for federal income tax purposes	$67,617,841

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Equity Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,009,031	7,009,031	—	—
Consumer Staples	6,642,902	6,642,902	—	—
Energy	2,547,828	2,547,828	—	—
Financials	17,238,764	17,238,764	—	—
Health Care	5,196,194	5,196,194	—	—
Industrials	11,699,709	11,699,709	—	—
Information Technology	5,531,144	5,531,144	—	—
Materials	5,213,669	5,213,669	—	—
Telecommunications Services	1,268,583	1,268,583	—	—
Utilities	523,567	523,567	—	—
Long-Term Fixed Income
Consumer Cyclical	385,500	—	385,500	—
Energy	800,856	—	800,856	—
Financials	2,788,275	—	2,788,275	—
Utilities	365,625	—	365,625	—
Preferred Stock
Financials	416,643	416,643	—	—
Utilities	78,724	78,724	—	—
Short-Term Investments	6,699,543	—	6,699,543	—

Total	$74,406,557	$63,366,758	$11,039,799	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	146,071	146,071	—	—
Call Options Written	1,500	1,500	—	—

Total Asset Derivatives	$147,571	$147,571	$—	$—

Liability Derivatives
Call Options Written	62	62	—	—

Total Liability Derivatives	$62	$62	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	133	March 2011	$8,186,379	$8,332,450	$146,071
Total Futures Contracts					$146,071

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	25	$1,280.00	January 2011	($7,500)	$1,500
S&P 500 Mini-Futures Call Option	25	1,270.00	January 2011	(12,187)	(62)
Total Call Options Written				($19,687)	$1,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$146,071
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	1,500
Total Equity Contracts		147,571

Total Asset Derivatives		$147,571

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	62
Total Equity Contracts		62

Total Liability Derivatives		$62

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(102,156)
Futures	Net realized gains/(losses) on Futures contracts	943,161
Total Equity Contracts		841,005

Total		$841,005

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(7,734)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	66,827
Total Equity Contracts		59,093

Total		$59,093

The following table presents Equity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$6,378,060	10.5%	43

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (65.3%)	Value
Consumer Discretionary (7.0%)
1,400	Abercrombie & Fitch Company	$80,682
5,400	Amazon.com, Inc.[a]	972,000
2,000	Apollo Group, Inc.[a]	78,980
1,000	AutoNation, Inc.[a,b]	28,200
500	AutoZone, Inc.[a]	136,295
4,100	Bed Bath & Beyond, Inc.[a]	201,515
5,275	Best Buy Company, Inc.	180,880
1,200	Big Lots, Inc.[a]	36,552
3,600	Cablevision Systems Corporation	121,824
3,500	CarMax, Inc.[a]	111,580
6,700	Carnival Corporation	308,937
10,462	CBS Corporation	199,301
4,600	Coach, Inc.	254,426
43,065	Comcast Corporation	946,138
4,300	D.R. Horton, Inc.	51,299
2,200	Darden Restaurants, Inc.	102,168
1,000	DeVry, Inc.	47,980
13,300	DIRECTV[a]	531,069
4,400	Discovery Communications, Inc.[a]	183,480
3,300	Expedia, Inc.	82,797
2,100	Family Dollar Stores, Inc.	104,391
58,788	Ford Motor Company[a]	987,050
2,400	Fortune Brands, Inc.	144,600
3,700	Gannett Company, Inc.	55,833
6,700	Gap, Inc.	148,338
2,500	Genuine Parts Company	128,350
3,700	Goodyear Tire & Rubber Company[a]	43,845
4,800	H&R Block, Inc.	57,168
3,600	Harley-Davidson, Inc.	124,812
1,100	Harman International Industries, Inc.[a]	50,930
2,200	Hasbro, Inc.	103,796
25,600	Home Depot, Inc.	897,536
4,600	International Game Technology	81,374
7,489	Interpublic Group of Companies, Inc.[a]	79,533
3,600	J.C. Penney Company, Inc.	116,316
10,300	Johnson Controls, Inc.	393,460
4,800	Kohl’s Corporation[a]	260,832
2,300	Leggett & Platt, Inc.	52,348
2,500	Lennar Corporation	46,875
4,062	Limited Brands, Inc.	124,825
21,500	Lowe’s Companies, Inc.	539,220
6,500	Macy’s, Inc.	164,450
4,463	Marriott International, Inc.	185,393
5,425	Mattel, Inc.	137,958
16,300	McDonald’s Corporation	1,251,188
4,800	McGraw-Hill Companies, Inc.	174,768
600	Meredith Corporation	20,790
700	Netflix, Inc.[a]	122,990
4,726	Newell Rubbermaid, Inc.	85,919
35,000	News Corporation	509,600
5,900	NIKE, Inc.	503,978
2,700	Nordstrom, Inc.	114,426
4,700	Omnicom Group, Inc.	215,260
2,200	O’Reilly Automotive, Inc.[a]	132,924
1,000	Polo Ralph Lauren Corporation	110,920
800	Priceline.com, Inc.[a]	319,640
5,237	Pulte Group, Inc.[a]	39,382
2,000	RadioShack Corporation	36,980
1,900	Ross Stores, Inc.	120,175
1,400	Scripps Networks Interactive	72,450
680	Sears Holdings Corporation[a,b]	50,150
1,400	Sherwin-Williams Company	117,250
900	Snap-On, Inc.	50,922
2,600	Stanley Black & Decker, Inc.	173,862
11,200	Staples, Inc.	255,024
11,400	Starbucks Corporation	366,282
3,000	Starwood Hotels & Resorts Worldwide, Inc.	182,340
11,100	Target Corporation	667,443
2,000	Tiffany & Company	124,540
5,380	Time Warner Cable, Inc.	355,241
17,216	Time Warner, Inc.	553,839
6,100	TJX Companies, Inc.	270,779
2,000	Urban Outfitters, Inc.[a]	71,620
1,400	VF Corporation	120,652
9,262	Viacom, Inc.	366,868
29,387	Walt Disney Company	1,102,306
120	Washington Post Company	52,740
1,158	Whirlpool Corporation	102,865
2,832	Wyndham Worldwide Corporation	84,847
1,200	Wynn Resorts, Ltd.	124,608
7,120	Yum! Brands, Inc.	349,236

	Total Consumer Discretionary	19,060,140

Consumer Staples (7.0%)
32,000	Altria Group, Inc.	787,840
9,741	Archer-Daniels-Midland Company	293,009
6,600	Avon Products, Inc.	191,796
1,625	Brown-Forman Corporation	113,132
3,100	Campbell Soup Company	107,725
2,200	Clorox Company	139,216
35,400	Coca-Cola Company	2,328,258
5,100	Coca-Cola Enterprises, Inc.	127,653
7,500	Colgate-Palmolive Company	602,775
6,700	ConAgra Foods, Inc.	151,286
2,800	Constellation Brands, Inc.[a]	62,020
6,700	Costco Wholesale Corporation	483,807
20,805	CVS Caremark Corporation	723,390
2,900	Dean Foods Company[a]	25,636
3,700	Dr. Pepper Snapple Group, Inc.	130,092
1,800	Estee Lauder Companies, Inc.	145,260
9,800	General Mills, Inc.	348,782
4,950	H.J. Heinz Company	244,827
2,400	Hershey Company	113,160
1,100	Hormel Foods Corporation	56,386
1,855	J.M. Smucker Company	121,781
4,000	Kellogg Company	204,320
6,280	Kimberly-Clark Corporation	395,891
26,660	Kraft Foods, Inc.	840,057
9,800	Kroger Company	219,128
2,400	Lorillard, Inc.	196,944
2,100	McCormick & Company, Inc.	97,713
3,222	Mead Johnson Nutrition Company	200,570
2,500	Molson Coors Brewing Company	125,475
24,397	PepsiCo, Inc.	1,593,856
28,100	Philip Morris International, Inc.	1,644,693
43,579	Procter & Gamble Company	2,803,437
5,300	Reynolds American, Inc.	172,886
5,800	Safeway, Inc.	130,442

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (65.3%)	Value
Consumer Staples (7.0%) - continued
10,100	Sara Lee Corporation	$176,851
3,369	SUPERVALU, Inc.	32,443
9,000	Sysco Corporation	264,600
4,600	Tyson Foods, Inc.	79,212
14,900	Walgreen Company	580,504
30,600	Wal-Mart Stores, Inc.	1,650,258
2,300	Whole Foods Market, Inc.[a]	116,357

	Total Consumer Staples	18,823,468

Energy (7.8%)
7,636	Anadarko Petroleum Corporation	581,558
5,868	Apache Corporation	699,642
6,561	Baker Hughes, Inc.	375,092
1,600	Cabot Oil & Gas Corporation	60,560
3,700	Cameron International Corporation[a]	187,701
10,000	Chesapeake Energy Corporation	259,100
30,774	Chevron Corporation	2,808,128
22,782	ConocoPhillips	1,551,454
3,600	CONSOL Energy, Inc.	175,464
6,100	Denbury Resources, Inc.[a]	116,449
6,700	Devon Energy Corporation	526,017
1,100	Diamond Offshore Drilling, Inc.[b]	73,557
10,786	El Paso Corporation	148,415
3,900	EOG Resources, Inc.	356,499
2,400	EQT Corporation	107,616
78,134	Exxon Mobil Corporation	5,713,158
1,900	FMC Technologies, Inc.[a]	168,929
14,000	Halliburton Company	571,620
1,700	Helmerich & Payne, Inc.	82,416
4,500	Hess Corporation	344,430
10,922	Marathon Oil Corporation	404,442
1,600	Massey Energy Company	85,840
3,000	Murphy Oil Corporation	223,650
4,400	Nabors Industries, Ltd.[a]	103,224
6,400	National Oilwell Varco, Inc.	430,400
2,000	Newfield Exploration Company[a]	144,220
2,800	Noble Energy, Inc.	241,024
12,400	Occidental Petroleum Corporation	1,216,440
4,100	Peabody Energy Corporation	262,318
1,800	Pioneer Natural Resources Company	156,276
2,800	QEP Resources, Inc.	101,668
2,500	Range Resources Corporation	112,450
2,100	Rowan Companies, Inc.[a]	73,311
20,925	Schlumberger, Ltd.	1,747,237
5,300	Southwestern Energy Company[a]	198,379
9,921	Spectra Energy Corporation	247,926
1,900	Sunoco, Inc.	76,589
2,300	Tesoro Corporation[a]	42,642
8,700	Valero Energy Corporation	201,144
8,900	Williams Companies, Inc.	220,008

	Total Energy	21,196,993

Financials (10.4%)
5,200	ACE, Ltd.	323,700
7,200	AFLAC, Inc.	406,296
8,296	Allstate Corporation	264,477
16,000	American Express Company	686,720
2,120	American International Group, Inc.[a,b]	122,154
3,840	Ameriprise Financial, Inc.	220,992
5,050	Aon Corporation	232,351
1,854	Apartment Investment & Management Company	47,907
1,700	Assurant, Inc.	65,484
1,353	AvalonBay Communities, Inc.	152,280
153,854	Bank of America Corporation	2,052,412
18,601	Bank of New York Mellon Corporation	561,750
10,600	BB&T Corporation	278,674
26,450	Berkshire Hathaway, Inc.[a]	2,118,910
2,200	Boston Properties, Inc.	189,420
6,965	Capital One Financial Corporation	296,431
4,500	CB Richard Ellis Group, Inc.[a]	92,160
15,225	Charles Schwab Corporation	260,500
4,900	Chubb Corporation	292,236
2,551	Cincinnati Financial Corporation	80,841
449,889	Citigroup, Inc.[a]	2,127,975
1,100	CME Group, Inc.	353,925
2,800	Comerica, Inc.	118,272
8,395	Discover Financial Services	155,559
3,130	E*TRADE Financial Corporation[a]	50,080
4,400	Equity Residential	228,580
1,400	Federated Investors, Inc.[b]	36,638
12,216	Fifth Third Bancorp	179,331
3,644	First Horizon National Corporation[a]	42,926
2,300	Franklin Resources, Inc.	255,783
7,500	Genworth Financial, Inc.[a]	98,550
7,900	Goldman Sachs Group, Inc.	1,328,464
6,800	Hartford Financial Services Group, Inc.	180,132
5,100	Health Care Property Investors, Inc.	187,629
2,200	Health Care REIT, Inc.	104,808
10,047	Host Hotels & Resorts, Inc.	179,540
8,100	Hudson City Bancorp, Inc.	103,194
12,416	Huntington Bancshares, Inc.	85,298
1,200	IntercontinentalExchange, Inc.[a]	142,980
7,200	Invesco, Ltd.	173,232
60,824	J.P. Morgan Chase & Company	2,580,154
2,900	Janus Capital Group, Inc.	37,613
13,500	KeyCorp	119,475
6,200	Kimco Realty Corporation	111,848
2,400	Legg Mason, Inc.	87,048
3,100	Leucadia National Corporation	90,458
4,911	Lincoln National Corporation	136,575
4,900	Loews Corporation	190,659
1,900	M&T Bank Corporation	165,395
8,400	Marsh & McLennan Companies, Inc.	229,656
8,100	Marshall & Ilsley Corporation	56,052
13,916	MetLife, Inc.	618,427
3,200	Moody’s Corporation	84,928
22,990	Morgan Stanley	625,558
2,300	NASDAQ OMX Group, Inc.[a]	54,533
3,700	Northern Trust Corporation	205,017
4,000	NYSE Euronext	119,920
5,600	People’s United Financial, Inc.	78,456
2,500	Plum Creek Timber Company, Inc.[b]	93,625
8,120	PNC Financial Services Group, Inc.	493,046
5,000	Principal Financial Group, Inc.	162,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (65.3%)	Value
Financials (10.4%) - continued
10,200	Progressive Corporation	$202,674
8,600	ProLogis	124,184
7,200	Prudential Financial, Inc.	422,712
2,200	Public Storage, Inc.	223,124
19,300	Regions Financial Corporation	135,100
4,553	Simon Property Group, Inc.	452,978
7,500	SLM Corporation[a]	94,425
7,700	State Street Corporation	356,818
7,700	SunTrust Banks, Inc.	227,227
3,900	T. Rowe Price Group, Inc.	251,706
1,300	Torchmark Corporation	77,662
7,225	Travelers Companies, Inc.	402,505
29,421	U.S. Bancorp	793,484
5,058	Unum Group	122,505
2,500	Ventas, Inc.	131,200
2,570	Vornado Realty Trust	214,158
80,182	Wells Fargo & Company	2,484,840
5,300	XL Group plc	115,646
2,700	Zions Bancorporation[b]	65,421

	Total Financials	28,118,203

Health Care (7.1%)
23,600	Abbott Laboratories	1,130,676
6,356	Aetna, Inc.	193,922
4,700	Allergan, Inc.	322,749
4,300	AmerisourceBergen Corporation	146,716
14,752	Amgen, Inc.[a]	809,885
8,900	Baxter International, Inc.	450,518
3,600	Becton, Dickinson and Company	304,272
3,730	Biogen Idec, Inc.[a]	250,097
23,250	Boston Scientific Corporation[a]	176,003
26,305	Bristol-Myers Squibb Company	696,556
1,500	C.R. Bard, Inc.	137,655
5,375	Cardinal Health, Inc.	205,916
3,487	CareFusion Corporation[a]	89,616
7,200	Celgene Corporation[a]	425,808
1,200	Cephalon, Inc.[a]	74,064
1,100	Cerner Corporation[a]	104,214
4,200	CIGNA Corporation	153,972
2,350	Coventry Health Care, Inc.[a]	62,040
1,600	DaVita, Inc.[a]	111,184
2,300	DENTSPLY International, Inc.	78,591
15,600	Eli Lilly and Company	546,624
8,400	Express Scripts, Inc.[a]	454,020
4,400	Forest Laboratories, Inc.[a]	140,712
3,900	Genzyme Corporation[a]	277,680
12,800	Gilead Sciences, Inc.[a]	463,872
2,630	Hospira, Inc.[a]	146,465
2,700	Humana, Inc.[a]	147,798
600	Intuitive Surgical, Inc.[a]	154,650
42,206	Johnson & Johnson	2,610,441
3,933	King Pharmaceuticals, Inc.[a]	55,259
1,600	Laboratory Corporation of America Holdings[a]	140,672
2,937	Life Technologies Corporation[a]	163,003
3,980	McKesson Corporation	280,112
6,610	Medco Health Solutions, Inc.[a]	404,995
16,500	Medtronic, Inc.	611,985
47,227	Merck & Company, Inc.	1,702,061
6,300	Mylan, Inc.[a]	133,119
1,500	Patterson Companies, Inc.	45,945
1,900	PerkinElmer, Inc.	49,058
123,255	Pfizer, Inc.	2,158,195
2,300	Quest Diagnostics, Inc.	124,131
5,280	St. Jude Medical, Inc.[a]	225,720
5,300	Stryker Corporation	284,610
7,450	Tenet Healthcare Corporation[a]	49,840
6,200	Thermo Fisher Scientific, Inc.[a]	343,232
17,200	UnitedHealth Group, Inc.	621,092
1,900	Varian Medical Systems, Inc.[a]	131,632
1,500	Waters Corporation[a]	116,565
2,000	Watson Pharmaceuticals, Inc.[a]	103,300
6,100	WellPoint, Inc.[a]	346,846
3,190	Zimmer Holdings, Inc.[a]	171,239

	Total Health Care	19,129,327

Industrials (7.2%)
10,900	3M Company	940,670
1,700	Avery Dennison Corporation	71,978
11,228	Boeing Company	732,739
2,600	C.H. Robinson Worldwide, Inc.	208,494
9,600	Caterpillar, Inc.	899,136
2,100	Cintas Corporation	58,716
5,800	CSX Corporation	374,738
3,100	Cummins, Inc.	341,031
8,200	Danaher Corporation	386,794
6,500	Deere & Company	539,825
2,900	Dover Corporation	169,505
800	Dun & Bradstreet Corporation	65,672
2,600	Eaton Corporation	263,926
11,600	Emerson Electric Company	663,172
2,000	Equifax, Inc.	71,200
3,300	Expeditors International of Washington, Inc.	180,180
2,300	Fastenal Company	137,793
4,840	FedEx Corporation	450,169
800	First Solar, Inc.[a,b]	104,112
900	Flowserve Corporation	107,298
2,800	Fluor Corporation	185,528
5,800	General Dynamics Corporation	411,568
163,900	General Electric Company	2,997,731
2,000	Goodrich Corporation	176,140
11,837	Honeywell International, Inc.	629,255
7,700	Illinois Tool Works, Inc.	411,180
5,000	Ingersoll-Rand plc	235,450
3,200	Iron Mountain, Inc.	80,032
2,900	ITT Corporation	151,119
2,000	Jacobs Engineering Group, Inc.[a]	91,700
1,800	L-3 Communications Holdings, Inc.	126,882
4,600	Lockheed Martin Corporation	321,586
5,500	Masco Corporation	69,630
5,600	Norfolk Southern Corporation	351,792
4,506	Northrop Grumman Corporation	291,899
5,550	PACCAR, Inc.	318,681
1,800	Pall Corporation	89,244
2,550	Parker Hannifin Corporation	220,065
3,300	Pitney Bowes, Inc.	79,794
2,200	Precision Castparts Corporation	306,262
3,300	Quanta Services, Inc.[a]	65,736
3,300	R.R. Donnelley & Sons Company	57,651
5,700	Raytheon Company	264,138
4,705	Republic Services, Inc.	140,491
2,300	Robert Half International, Inc.	70,380
2,200	Rockwell Automation, Inc.	157,762
2,500	Rockwell Collins, Inc.	145,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (65.3%)	Value
Industrials (7.2%) - continued
1,500	Roper Industries, Inc.	$114,645
800	Ryder System, Inc.	42,112
11,480	Southwest Airlines Company	149,010
1,300	Stericycle, Inc.[a]	105,196
4,200	Textron, Inc.	99,288
7,600	Tyco International, Ltd.	314,944
7,600	Union Pacific Corporation	704,216
15,200	United Parcel Service, Inc.	1,103,216
14,300	United Technologies Corporation	1,125,696
900	W.W. Grainger, Inc.	124,299
7,330	Waste Management, Inc.	270,257

	Total Industrials	19,367,373

Information Technology (12.2%)
8,100	Adobe Systems, Inc.[a]	249,318
8,700	Advanced Micro Devices, Inc.[a]	71,166
5,263	Agilent Technologies, Inc.[a]	218,046
2,900	Akamai Technologies, Inc.[a]	136,445
4,700	Altera Corporation	167,226
2,700	Amphenol Corporation	142,506
4,600	Analog Devices, Inc.	173,282
14,000	Apple, Inc.[a]	4,515,840
20,500	Applied Materials, Inc.	288,025
3,600	Autodesk, Inc.[a]	137,520
7,600	Automatic Data Processing, Inc.	351,728
2,800	BMC Software, Inc.[a]	131,992
6,850	Broadcom Corporation	298,318
5,875	CA, Inc.	143,585
87,600	Cisco Systems, Inc.[a]	1,772,148
2,900	Citrix Systems, Inc.[a]	198,389
4,600	Cognizant Technology Solutions Corporation[a]	337,134
2,400	Computer Sciences Corporation	119,040
3,500	Compuware Corporation[a]	40,845
23,900	Corning, Inc.	461,748
26,000	Dell, Inc.[a]	352,300
17,700	eBay, Inc.[a]	492,591
5,100	Electronic Arts, Inc.[a]	83,538
31,524	EMC Corporation[a]	721,900
1,300	F5 Networks, Inc.[a]	169,208
4,100	Fidelity National Information Services, Inc.	112,299
2,350	Fiserv, Inc.[a]	137,616
2,500	FLIR Systems, Inc.[a]	74,375
2,400	GameStop Corporation[a]	54,912
3,800	Google, Inc.[a]	2,257,086
2,000	Harris Corporation	90,600
34,761	Hewlett-Packard Company	1,463,438
85,400	Intel Corporation	1,795,962
19,300	International Business Machines Corporation	2,832,468
4,400	Intuit, Inc.[a]	216,920
3,100	Jabil Circuit, Inc.	62,279
3,500	JDS Uniphase Corporation[a]	50,680
8,000	Juniper Networks, Inc.[a]	295,360
2,600	KLA-Tencor Corporation	100,464
1,200	Lexmark International, Inc.[a]	41,784
3,500	Linear Technology Corporation	121,065
9,800	LSI Corporation[a]	58,702
1,500	MasterCard, Inc.	336,165
2,400	McAfee, Inc.[a]	111,144
3,600	MEMC Electronic Materials, Inc.[a]	40,536
2,900	Microchip Technology, Inc.[b]	99,209
13,100	Micron Technology, Inc.[a]	105,062
116,800	Microsoft Corporation	3,261,056
2,150	Molex, Inc.[b]	48,848
2,000	Monster Worldwide, Inc.[a]	47,260
35,821	Motorola, Inc.[a]	324,896
3,700	National Semiconductor Corporation	50,912
5,400	NetApp, Inc.[a]	296,784
5,300	Novell, Inc.[a]	31,376
1,400	Novellus Systems, Inc.[a]	45,248
8,750	NVIDIA Corporation[a]	134,750
59,359	Oracle Corporation	1,857,937
4,950	Paychex, Inc.	153,005
1,700	QLogic Corporation[a]	28,934
24,600	QUALCOMM, Inc.	1,217,454
3,000	Red Hat, Inc.[a]	136,950
4,500	SAIC, Inc.[a]	71,370
1,800	Salesforce.com, Inc.[a]	237,600
3,600	SanDisk Corporation[a]	179,496
12,172	Symantec Corporation[a]	203,759
5,800	Tellabs, Inc.	39,324
2,600	Teradata Corporation[a]	107,016
2,900	Teradyne, Inc.[a]	40,716
18,300	Texas Instruments, Inc.	594,750
2,600	Total System Services, Inc.	39,988
2,700	VeriSign, Inc.	88,209
7,600	Visa, Inc.	534,888
3,600	Western Digital Corporation[a]	122,040
10,062	Western Union Company	186,851
21,183	Xerox Corporation	244,028
4,000	Xilinx, Inc.	115,920
20,700	Yahoo!, Inc.[a]	344,241

	Total Information Technology	33,017,570

Materials (2.5%)
3,400	Air Products and Chemicals, Inc.	309,230
1,200	Airgas, Inc.	74,952
1,700	AK Steel Holding Corporation	27,829
15,664	Alcoa, Inc.	241,069
1,581	Allegheny Technologies, Inc.	87,239
1,400	Ball Corporation	95,270
1,700	Bemis Company, Inc.	55,522
1,100	CF Industries Holdings, Inc.	148,665
2,100	Cliffs Natural Resources, Inc.	163,821
17,777	Dow Chemical Company	606,907
13,919	E.I. du Pont de Nemours and Company	694,280
1,100	Eastman Chemical Company	92,488
3,600	Ecolab, Inc.	181,512
1,100	FMC Corporation	87,879
7,244	Freeport-McMoRan Copper & Gold, Inc.	869,932
1,300	International Flavors & Fragrances, Inc.	72,267
6,721	International Paper Company	183,080
2,680	MeadWestvaco Corporation	70,109
8,366	Monsanto Company	582,608
7,517	Newmont Mining Corporation	461,769
4,900	Nucor Corporation	214,718
2,600	Owens-Illinois, Inc.[a]	79,820
2,600	PPG Industries, Inc.	218,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (65.3%)	Value
Materials (2.5%) - continued
4,700	Praxair, Inc.	$448,709
2,528	Sealed Air Corporation	64,338
1,900	Sigma-Aldrich Corporation	126,464
1,400	Titanium Metals Corporation[a]	24,052
2,300	United States Steel Corporation	134,366
2,000	Vulcan Materials Company	88,720
8,240	Weyerhaeuser Company	155,983

	Total Materials	6,662,180

Telecommunications Services (2.0%)
6,100	American Tower Corporation[a]	315,004
90,579	AT&T, Inc.	2,661,211
4,694	CenturyLink, Inc.	216,722
15,210	Frontier Communications Corporation	147,993
4,000	MetroPCS Communications, Inc.[a]	50,520
26,618	Qwest Communications International, Inc.	202,563
45,769	Sprint Nextel Corporation[a]	193,603
43,370	Verizon Communications, Inc.	1,551,779
7,417	Windstream Corporation	103,393

	Total Telecommunications Services	5,442,788

Utilities (2.1%)
10,200	AES Corporation[a]	124,236
2,700	Allegheny Energy, Inc.	65,448
3,700	Ameren Corporation	104,303
7,340	American Electric Power Company, Inc.	264,093
6,424	CenterPoint Energy, Inc.	100,985
3,900	CMS Energy Corporation	72,540
4,400	Consolidated Edison, Inc.	218,108
3,200	Constellation Energy Group, Inc.	98,016
9,030	Dominion Resources, Inc.	385,762
2,700	DTE Energy Company	122,364
20,242	Duke Energy Corporation	360,510
5,000	Edison International, Inc.	193,000
2,900	Entergy Corporation	205,407
10,074	Exelon Corporation	419,481
4,700	FirstEnergy Corporation[b]	173,994
1,207	Integrys Energy Group, Inc.	58,552
6,400	NextEra Energy, Inc.	332,736
700	Nicor, Inc.	34,944
4,234	NiSource, Inc.	74,603
2,800	Northeast Utilities	89,264
3,900	NRG Energy, Inc.[a]	76,206
1,700	ONEOK, Inc.	94,299
3,500	Pepco Holdings, Inc.	63,875
6,000	PG&E Corporation	287,040
1,700	Pinnacle West Capital Corporation	70,465
7,400	PPL Corporation	194,768
4,491	Progress Energy, Inc.	195,269
7,800	Public Service Enterprise Group, Inc.	248,118
1,800	SCANA Corporation	73,080
3,787	Sempra Energy	198,742
12,700	Southern Company	485,521
3,400	TECO Energy, Inc.	60,520
1,800	Wisconsin Energy Corporation	105,948
7,010	Xcel Energy, Inc.	165,085

	Total Utilities	5,817,282

	Total Common Stock (cost $151,282,745)	176,635,324

Principal Amount	Long-Term Fixed Income (36.1%)	Value
Asset-Backed Securities (1.5%)
	Countrywide Asset-Backed Certificates
503,764	5.549%, 8/25/2021[c]	403,119
	Countrywide Home Loans, Inc.
530,192	6.085%, 6/25/2021[c]	218,542
	Credit Based Asset Servicing and Securitization, LLC
338,993	5.501%, 12/25/2036	238,932
	First Horizon ABS Trust
557,108	0.391%, 10/25/2026[c,d]	414,958
966,008	0.421%, 10/25/2034[c,d]	497,762
	GMAC Mortgage Corporation Loan Trust
1,443,379	0.441%, 8/25/2035[c,d]	834,878
874,016	0.441%, 12/25/2036[c,d]	561,417
	IndyMac Seconds Asset-Backed Trust
429,370	0.431%, 10/25/2036[c,d]	105,021
	Wachovia Asset Securitization, Inc.
1,095,928	0.401%, 7/25/2037[c,d,e]	821,946

	Total Asset-Backed Securities	4,096,575

Basic Materials (0.1%)
	Corporacion Nacional del Cobre de Chile - Codelco
300,000	6.375%, 11/30/2012[f]	326,038

	Total Basic Materials	326,038

Capital Goods (0.2%)
	John Deere Capital Corporation
300,000	7.000%, 3/15/2012	322,006
	United Technologies Corporation
225,000	6.050%, 6/1/2036	254,049

	Total Capital Goods	576,055

Collateralized Mortgage Obligations (0.4%)
	Bear Stearns Mortgage Funding Trust
284,837	0.541%, 8/25/2036[d]	57,536
	Merrill Lynch Mortgage Investors, Inc.
902,888	2.752%, 6/25/2035	795,429
	Thornburg Mortgage Securities Trust
381,262	0.371%, 11/25/2046[d]	376,005

	Total Collateralized Mortgage Obligations	1,228,970

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (36.1%)	Value
Commercial Mortgage-Backed Securities (3.8%)
	Banc of America Commercial Mortgage, Inc.
$600,000	5.658%, 6/10/2049	$615,808
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.410%, 3/15/2022[d,e]	2,370,350
	Commercial Mortgage Pass- Through Certificates
2,000,000	0.390%, 12/15/2020[d,e]	1,802,738
750,000	5.306%, 12/10/2046	782,239
	Credit Suisse Mortgage Capital Certificates
1,987,142	0.430%, 10/15/2021[d,f]	1,902,122
700,000	5.467%, 9/15/2039	734,150
	General Electric Commercial Mortgage Corporation
196,928	4.641%, 3/10/2040	202,890
	GS Mortgage Securities Corporation II
1,000,000	1.390%, 3/6/2020[d,f]	963,209
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
800,000	5.336%, 5/15/2047	830,262

	Total Commercial Mortgage- Backed Securities	10,203,768

Communications Services (0.7%)
	America Movil SAB de CV
150,000	5.000%, 3/30/2020	155,917
	AT&T, Inc.
200,000	6.400%, 5/15/2038	212,601
	CBS Corporation
200,000	7.875%, 9/1/2023	231,152
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	122,539
	Crown Castle Towers, LLC
250,000	4.174%, 8/15/2017[f]	242,679
	News America, Inc.
225,000	6.400%, 12/15/2035	241,741
	Telecom Italia Capital SA
550,000	5.250%, 11/15/2013	572,993
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	233,863

	Total Communications Services	2,013,485

Consumer Cyclical (0.5%)
	Toyota Motor Credit Corporation
175,000	4.500%, 6/17/2020	182,902
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	580,304
	Walt Disney Company
500,000	5.625%, 9/15/2016	575,911

	Total Consumer Cyclical	1,339,117

Consumer Non-Cyclical (0.7%)
	AmerisourceBergen Corporation
300,000	4.875%, 11/15/2019	305,930
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	225,500
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	236,381
	Kellogg Company
400,000	4.250%, 3/6/2013	424,559
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	232,138
	Wyeth
450,000	6.000%, 2/15/2036	500,124

	Total Consumer Non-Cyclical	1,924,632

Energy (0.2%)
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	340,341
	Petro-Canada
200,000	6.800%, 5/15/2038	227,821

	Total Energy	568,162

Financials (2.6%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036	213,826
	Bank of America Corporation
250,000	6.500%, 8/1/2016	271,273
	Barclays Bank plc
200,000	5.000%, 9/22/2016	211,640
	BNP Paribas SA
900,000	5.186%, 6/29/2049[f,g]	819,000
	Chubb Corporation
400,000	6.500%, 5/15/2038	456,208
	Citigroup, Inc.
250,000	2.286%, 8/13/2013[d]	254,226
	General Electric Capital Corporation
225,000	5.875%, 1/14/2038	233,561
	Goldman Sachs Group, Inc.
675,000	6.600%, 1/15/2012	713,788
	Health Care REIT, Inc.
300,000	6.125%, 4/15/2020	315,800
	HSBC Finance Corporation
391,000	6.676%, 1/15/2021[f]	395,020
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	216,263
	J.P. Morgan Chase & Company
250,000	2.600%, 1/15/2016	242,568
	Lloyds TSB Bank plc
150,000	5.800%, 1/13/2020[f]	148,105
	Merrill Lynch & Company, Inc.
450,000	5.000%, 2/3/2014	465,709
	MetLife, Inc.
150,000	5.000%, 6/15/2015	162,451
	Northern Trust Corporation
250,000	3.450%, 11/4/2020	239,300
	Preferred Term Securities XXIII, Ltd.
1,171,996	0.502%, 12/22/2036[d,e]	615,298
	ProLogis
100,000	6.875%, 3/15/2020	106,172
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	223,184
	Rabobank Nederland NV
150,000	4.750%, 1/15/2020[f]	155,311
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	450,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (36.1%)	Value
Financials (2.6%) - continued
	Washington Mutual Bank FA
$500,000	5.500%, 1/15/2013[h]	$625

	Total Financials	6,910,022

Foreign Government (1.1%)
	Chile Government International Bond
150,000	3.875%, 8/5/2020[b]	147,459
	Finland Government International Bond
250,000	1.250%, 10/19/2015[f]	240,908
	Italy Government International Bond
750,000	4.375%, 6/15/2013	780,327
300,000	5.375%, 6/12/2017	307,775
	Newfoundland Government Notes
500,000	8.650%, 10/22/2022	685,330
	Quebec Government Notes
600,000	4.875%, 5/5/2014	664,039

	Total Foreign Government	2,825,838

Mortgage-Backed Securities (10.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
303	7.000%, 2/1/2011	302
2,885	6.000%, 5/1/2012	3,138
1,989	7.000%, 8/1/2012	2,090
4,415	6.500%, 11/1/2012	4,813
20,204	6.000%, 2/1/2014	21,975
34,695	5.500%, 4/1/2014	37,205
15,212	6.000%, 4/1/2014	16,545
19,988	6.000%, 4/1/2014	21,740
17,975	6.500%, 6/1/2014	19,595
13,994	7.500%, 9/1/2014	15,138
521,766	5.500%, 12/1/2017	560,165
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
16,705	6.500%, 4/1/2024	18,694
28,592	9.000%, 11/1/2024	33,952
1,589	9.000%, 4/1/2025	1,887
2,446	7.000%, 9/1/2025	2,774
2,824	8.500%, 9/1/2025	3,343
2,444	8.000%, 1/1/2026	2,856
764	6.500%, 5/1/2026	857
9,907	6.000%, 7/1/2026	10,840
1,242	7.500%, 7/1/2026	1,421
2,278	8.000%, 11/1/2026	2,664
2,460	7.500%, 1/1/2027	2,813
4,323	6.500%, 2/1/2027	4,860
7,163	7.000%, 2/1/2027	8,140
18,268	8.000%, 3/1/2027	21,369
4,756	7.500%, 4/1/2027	5,444
1,962	7.000%, 5/1/2027	2,229
12,363	8.000%, 6/1/2027	14,472
4,434	8.500%, 7/1/2027	5,265
5,084	7.000%, 9/1/2027	5,777
7,521	8.000%, 10/1/2027	8,804
7,020	7.500%, 11/1/2027	8,035
3,258	7.500%, 12/1/2027	3,729
25,723	6.500%, 6/1/2028	28,923
10,857	7.000%, 10/1/2028	12,349
60,109	6.500%, 11/1/2028	67,588
43,615	6.000%, 3/1/2029	47,933
20,741	6.500%, 4/1/2029	23,321
39,988	6.000%, 5/1/2029	43,947
47,220	7.000%, 5/1/2029	53,745
16,632	6.500%, 7/1/2029	18,701
18,786	6.500%, 8/1/2029	21,124
7,795	7.000%, 9/1/2029	8,872
7,142	7.000%, 10/1/2029	8,129
6,724	7.500%, 11/1/2029	7,709
8,815	7.000%, 1/1/2030	10,040
15,061	7.500%, 1/1/2030	17,278
6,498	8.000%, 8/1/2030	7,598
32,772	6.000%, 3/1/2031	36,016
103,419	6.000%, 6/1/2031	113,656
90,606	6.000%, 1/1/2032	99,575
6,500,000	5.000%, 1/1/2041[i]	6,816,875
3,050,000	6.000%, 1/1/2041[i]	3,303,531
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
62	6.000%, 2/1/2011	62
647	7.000%, 6/1/2011	660
177	6.500%, 7/1/2011	192
83	7.500%, 7/1/2011	84
4,651	6.500%, 5/1/2012	5,069
1,707	6.500%, 7/1/2012	1,861
7,035	7.000%, 10/1/2012	7,385
1,471	6.500%, 6/1/2013	1,603
18,040	6.000%, 11/1/2013	19,605
45,099	5.500%, 12/1/2013	48,517
21,575	6.000%, 12/1/2013	23,446
5,001	7.500%, 4/1/2015	5,508
5,350,000	3.500%, 1/1/2026[i]	5,386,781
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,757	10.500%, 8/1/2020	5,457
5,464	9.500%, 4/1/2025	6,508
1,018	7.500%, 9/1/2025	1,163
1,838	8.500%, 11/1/2025	2,132
6,652	6.500%, 2/1/2026	7,458
3,345	7.000%, 3/1/2026	3,797
4,832	6.500%, 4/1/2026	5,418
1,507	8.500%, 5/1/2026	1,751
2,164	7.500%, 7/1/2026	2,475
12,820	7.500%, 8/1/2026	14,663
1,805	8.000%, 8/1/2026	2,087
6,016	7.000%, 11/1/2026	6,828
2,226	8.000%, 11/1/2026	2,574
624	7.500%, 12/1/2026	714
1,583	7.500%, 2/1/2027	1,810
4,336	7.000%, 3/1/2027	4,922
4,847	7.500%, 5/1/2027	5,550
8,321	6.500%, 7/1/2027	9,330
9,638	7.000%, 7/1/2027	10,950
1,204	7.500%, 8/1/2027	1,378
28,116	8.000%, 9/1/2027	32,437
6,969	7.000%, 10/1/2027	7,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (36.1%)	Value
Mortgage-Backed Securities (10.4%) - continued
$36,098	7.500%, 12/1/2027	$41,330
3,941	8.000%, 12/1/2027	4,547
11,753	6.500%, 2/1/2028	13,179
6,033	7.000%, 2/1/2028	6,855
68,680	6.500%, 7/1/2028	77,225
30,283	7.000%, 8/1/2028	34,434
37,032	6.500%, 11/1/2028	41,640
16,092	6.500%, 11/1/2028	18,094
2,138	7.000%, 11/1/2028	2,431
50,678	6.000%, 12/1/2028	55,827
27,206	7.000%, 12/1/2028	30,935
29,581	6.000%, 3/1/2029	32,587
33,056	6.500%, 6/1/2029	37,168
44,646	6.000%, 7/1/2029	49,182
2,049	6.500%, 7/1/2029	2,304
46,547	7.500%, 8/1/2029	53,381
43,786	6.000%, 11/1/2029	48,235
18,476	7.000%, 11/1/2029	21,023
28,062	7.000%, 11/1/2029	31,932
13,869	8.500%, 4/1/2030	16,107
8,544	7.500%, 8/1/2030	9,805
76,890	6.500%, 7/1/2031	86,456
33,123	6.500%, 10/1/2031	37,244
38,151	6.500%, 12/1/2031	42,897
47,437	6.500%, 5/1/2032	53,339
270,228	6.500%, 7/1/2032	303,849
3,850,000	4.500%, 1/1/2041[i]	3,951,663
4,500,000	5.500%, 1/1/2041[i]	4,814,298
	Government National Mortgage Association 15-Yr. Pass Through
106	6.000%, 4/15/2011	115
296	6.500%, 6/15/2011	323
2,068	7.000%, 4/15/2012	2,160
21,683	6.000%, 7/15/2014	23,601
	Government National Mortgage Association 30-Yr. Pass Through
3,838	9.500%, 12/15/2024	4,595
5,177	9.500%, 1/15/2025	6,213
2,680	7.500%, 8/15/2025	3,092
12,916	7.000%, 1/15/2026	14,779
10,507	7.000%, 1/15/2026	12,024
11,002	7.000%, 4/15/2026	12,589
13,972	6.000%, 5/15/2026	15,453
3,545	7.500%, 5/15/2026	4,087
14,939	7.000%, 6/15/2026	17,095
6,863	8.500%, 6/15/2026	8,235
2,497	8.500%, 7/15/2026	2,996
12,774	8.000%, 9/15/2026	15,063
3,697	7.500%, 10/15/2026	4,263
2,255	8.000%, 11/15/2026	2,659
1,673	8.500%, 11/15/2026	2,007
2,367	9.000%, 12/15/2026	2,823
15,588	7.500%, 4/15/2027	17,990
5,521	8.000%, 6/20/2027	6,498
1,154	8.000%, 8/15/2027	1,363
70,983	6.500%, 10/15/2027	80,538
19,188	7.000%, 10/15/2027	21,972
23,163	7.000%, 11/15/2027	26,523
1,222	7.000%, 11/15/2027	1,400
85,101	7.000%, 7/15/2028	97,500
16,353	7.500%, 7/15/2028	18,891
44,425	6.500%, 9/15/2028	50,437
57,289	6.000%, 12/15/2028	63,253
31,701	6.500%, 1/15/2029	35,991
187,491	6.500%, 3/15/2029	212,865
32,303	6.500%, 4/15/2029	36,675
18,702	7.000%, 4/15/2029	21,437
84,746	6.000%, 6/15/2029	93,568
43,222	7.000%, 6/15/2029	49,542
23,148	8.000%, 5/15/2030	27,415
34,269	7.000%, 9/15/2031	39,313
47,365	6.500%, 2/15/2032	53,775

	Total Mortgage-Backed Securities	28,287,019

Technology (0.2%)
	International Business Machines Corporation
500,000	7.500%, 6/15/2013	574,825

	Total Technology	574,825

Transportation (0.1%)
	Delta Air Lines, Inc.
150,000	4.950%, 11/23/2019	150,750
	Union Pacific Corporation
125,000	6.500%, 4/15/2012	133,477

	Total Transportation	284,227

U.S. Government and Agencies (12.8%)
	Federal Home Loan Mortgage Corporation
500,000	0.375%, 11/30/2012	497,023
2,800,000	5.125%, 11/17/2017	3,188,394
	Federal National Mortgage Association
500,000	2.875%, 12/11/2013	525,611
1,500,000	5.625%, 4/17/2028	1,697,121
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,362,860
	Tennessee Valley Authority
150,000	5.250%, 9/15/2039	158,582
	U.S. Treasury Bonds
750,000	4.625%, 2/15/2040	785,625
	U.S. Treasury Notes
1,750,000	1.000%, 3/31/2012	1,763,405
1,500,000	0.375%, 8/31/2012	1,497,304
6,000,000	1.125%, 6/15/2013	6,049,200
1,750,000	2.000%, 11/30/2013	1,801,679
1,000,000	4.250%, 8/15/2014	1,103,125
3,000,000	2.375%, 8/31/2014	3,107,814
1,000,000	1.250%, 8/31/2015	972,578
1,600,000	1.250%, 10/31/2015	1,548,499
1,000,000	2.625%, 2/29/2016	1,026,328
1,750,000	3.000%, 2/28/2017	1,804,687
1,500,000	3.250%, 3/31/2017	1,566,563
1,000,000	2.250%, 11/30/2017	972,422
2,000,000	3.625%, 8/15/2019	2,089,376

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (36.1%)	Value
U.S. Government and Agencies (12.8%) - continued
$1,125,000	3.500%, 5/15/2020	$1,152,428

	Total U.S. Government and Agencies	34,670,624

U.S. Municipals (0.1%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
150,000	5.720%, 12/1/2038	149,034

	Total U.S. Municipals	149,034

Utilities (0.7%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	232,457
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	481,951
	ONEOK Partners, LP
225,000	6.650%, 10/1/2036	243,995
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	349,136
	Southern California Edison Company
225,000	5.000%, 1/15/2014	244,865
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	251,289

	Total Utilities	1,803,693

	Total Long-Term Fixed Income (cost $99,184,155)	97,782,084

Shares	Collateral Held for Securities Loaned (0.4%)	Value
962,860	Thrivent Financial Securities Lending Trust	962,860

	Total Collateral Held for Securities Loaned (cost $962,860)	962,860

Principal Amount	Short-Term Investments (7.2%)[j]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.190%, 3/14/2011[k,l]	499,812
	Federal National Mortgage Association Discount Notes
13,000,000	0.090%, 1/10/2011[k]	12,999,707
6,000,000	0.090%, 2/1/2011[k]	5,999,535

	Total Short-Term Investments (at amortized cost)	19,499,054

	Total Investments (cost $270,928,814) 109.0%	$294,879,322

	Other Assets and Liabilities, Net (9.0%)	(24,286,253)

	Total Net Assets 100.0%	$270,593,069

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,000,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,171,996
Wachovia Asset Securitization, Inc.	3/16/2007	1,095,928

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $5,314,931 or 2.0% of total net assets.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Defaulted security. Interest is not being accrued.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
l	At December 31, 2010, $449,831 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT - Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,643,107
Gross unrealized depreciation	(42,529,444)

Net unrealized appreciation (depreciation)	$18,113,663

Cost for federal income tax purposes	$276,765,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Balanced Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	19,060,140	19,060,140	—	—
Consumer Staples	18,823,468	18,823,468	—	—
Energy	21,196,993	21,196,993	—	—
Financials	28,118,203	28,118,203	—	—
Health Care	19,129,327	19,129,327	—	—
Industrials	19,367,373	19,367,373	—	—
Information Technology	33,017,570	33,017,570	—	—
Materials	6,662,180	6,662,180	—	—
Telecommunications Services	5,442,788	5,442,788	—	—
Utilities	5,817,282	5,817,282	—	—
Long-Term Fixed Income
Asset-Backed Securities	4,096,575	—	3,274,629	821,946
Basic Materials	326,038	—	326,038	—
Capital Goods	576,055	—	576,055	—
Collateralized Mortgage Obligations	1,228,970	—	1,228,970	—
Commercial Mortgage-Backed Securities	10,203,768	—	10,203,768	—
Communications Services	2,013,485	—	2,013,485	—
Consumer Cyclical	1,339,117	—	1,339,117	—
Consumer Non-Cyclical	1,924,632	—	1,924,632	—
Energy	568,162	—	568,162	—
Financials	6,910,022	—	6,294,724	615,298
Foreign Government	2,825,838	—	2,825,838	—
Mortgage-Backed Securities	28,287,019	—	28,287,019	—
Technology	574,825	—	574,825	—
Transportation	284,227	—	284,227	—
U.S. Government and Agencies	34,670,624	—	34,670,624	—
U.S. Municipals	149,034	—	149,034	—
Utilities	1,803,693	—	1,803,693	—
Collateral Held for Securities Loaned	962,860	962,860	—	—
Short-Term Investments	19,499,054	—	19,499,054	—

Total	$294,879,322	$177,598,184	$115,843,894	$1,437,244

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	426	426	—	—

Total Asset Derivatives	$426	$426	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31,2010
Long-Term Fixed Income
Asset-Backed Securities	628,952	—	376,100	—	(183,106)	—	—	821,946
Financials	537,229	—	99,916	—	(21,847)	—	—	615,298

Total	$1,166,181	$—	$476,016	$—	($204,953)	$—	$—	$1,437,244

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $370,934.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	6	March 2011	$1,879,074	$1,879,500	$426
Total Futures Contracts					$426

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	426
Total Equity Contracts		426

Total Asset Derivatives		$426

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	406,349
Total Equity Contracts		406,349

Total		$406,349

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(16,424)
Total Equity Contracts		(16,424)

Total		($16,424)

The following table presents Balanced Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$3,055,724	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$4,467,865	$51,129,964	$54,634,969	962,860	$962,860	$10,237
Total Value and Income Earned	4,467,865				962,860	10,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Bank Loans (1.8%)[a]	Value
Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
$ 3,605,000	12.500%, 7/31/2015	$3,896,392

	Total Financials	3,896,392

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,580,000	8.750%, 9/27/2013	1,590,207

	Total Transportation	1,590,207

Utilities (1.1%)
	Energy Future Holdings, Term Loan
11,138,638	3.764%, 10/10/2014	8,604,597

	Total Utilities	8,604,597

	Total Bank Loans (cost $15,125,174)	14,091,196

	Long-Term Fixed Income (93.7%)
Asset-Backed Securities (0.7%)
	Countrywide Asset-Backed Certificates
378,393	0.371%, 6/25/2021[b,c]	337,920
	J.P. Morgan Mortgage Acquisition Corporation
2,600,000	5.461%, 10/25/2036	2,062,078
	Renaissance Home Equity Loan Trust
2,663,835	5.746%, 5/25/2036	2,049,949
1,800,000	6.011%, 5/25/2036	1,202,945

	Total Asset-Backed Securities	5,652,892

Basic Materials (8.7%)
	ABI Escrow Corporation
2,660,000	10.250%, 10/15/2018[d]	2,912,700
	Arch Coal, Inc.
1,650,000	7.250%, 10/1/2020[e]	1,740,750
	Arch Western Finance, LLC
1,779,000	6.750%, 7/1/2013	1,796,790
	Atkore International, Inc.
2,100,000	9.875%, 1/1/2018[d]	2,184,000
	Cascades, Inc.
1,000,000	7.750%, 12/15/2017	1,042,500
	CONSOL Energy, Inc.
1,900,000	8.000%, 4/1/2017[d]	2,023,500
2,770,000	8.250%, 4/1/2020[d]	2,991,600
	Domtar Corporation
3,590,000	7.125%, 8/15/2015	3,859,250
	Drummond Company, Inc.
800,000	9.000%, 10/15/2014[d]	854,000
4,495,000	7.375%, 2/15/2016	4,657,944
	FMG Finance, Pty., Ltd.
2,630,000	7.000%, 11/1/2015[d]	2,695,750
	FMG Resources
2,630,000	6.875%, 2/1/2018[d]	2,616,850
	Graphic Packaging International, Inc.
800,000	9.500%, 6/15/2017	873,000
1,600,000	7.875%, 10/1/2018[e]	1,676,000
	Griffin Coal Mining Company, Pty., Ltd.
1,735,000	9.500%, 12/1/2016[d,f]	1,446,556
	Hexion Finance Escrow, LLC
5,090,000	8.875%, 2/1/2018	5,439,937
	Hexion US Finance Corporation/ Hexion Nova Scotia Finance ULC
3,150,000	9.000%, 11/15/2020[d]	3,331,125
	LBI Escrow Corporation
2,339,000	8.000%, 11/1/2017[d]	2,587,519
	Lyondell Chemical Company
2,696,790	11.000%, 5/1/2018	3,054,115
	NOVA Chemicals Corporation
5,610,000	8.625%, 11/1/2019	6,128,925
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020[d]	4,098,125
	Ryerson Holding Corporation
4,770,000	Zero Coupon, 2/1/2015	2,134,575
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015	2,409,250
	Severstal Columbus, LLC
1,600,000	10.250%, 2/15/2018[d]	1,688,000
	Steel Dynamics, Inc.
3,330,000	7.750%, 4/15/2016	3,504,825

	Total Basic Materials	67,747,586

Capital Goods (8.6%)
	Abengoa Finance SAU
7,890,000	8.875%, 11/1/2017[d]	7,298,250
	Associated Materials, LLC
4,800,000	9.125%, 11/1/2017[d]	5,016,000
	BE Aerospace, Inc.
3,720,000	6.875%, 10/1/2020	3,840,900
	Case New Holland, Inc.
5,300,000	7.875%, 12/1/2017[d]	5,790,250
	Coleman Cable, Inc.
2,420,000	9.000%, 2/15/2018	2,504,700
	DRS Technologies, Inc.
3,400,000	6.625%, 2/1/2016	3,511,221
	EnergySolutions, Inc.
2,650,000	10.750%, 8/15/2018[d]	2,891,812
	Graham Packaging Company, LP
1,060,000	8.250%, 10/1/2018	1,113,000
	Graham Packaging Company, LP/GPC Capital Corporation I
3,515,000	9.875%, 10/15/2014[e]	3,638,025
2,550,000	8.250%, 1/1/2017[e]	2,652,000
	Liberty Tire Recycling
2,660,000	11.000%, 10/1/2016[d]	2,852,850
	Manitowoc Company, Inc.
4,730,000	8.500%, 11/1/2020	5,025,625
	Nortek, Inc.
3,160,000	10.000%, 12/1/2018[d,e]	3,262,700
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,686,875
	Plastipak Holdings, Inc.
2,995,000	8.500%, 12/15/2015[d]	3,084,850
500,000	10.625%, 8/15/2019[d]	561,875
	RBS Global, Inc./Rexnord Corporation
1,330,000	11.750%, 8/1/2016[e]	1,426,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Capital Goods (8.6%) - continued
$ 4,520,000	8.500%, 5/1/2018	$4,802,500
	Reynolds Group Issuer, Inc.
1,580,000	9.000%, 4/15/2019[d]	1,637,275
	RSC Equipment Rental, Inc.
2,800,000	9.500%, 12/1/2014	2,940,000

	Total Capital Goods	67,537,133

Communications Services (15.2%)
	CCO Holdings, LLC
4,250,000	7.250%, 10/30/2017[e]	4,313,750
	Cengage Learning Acquisitions, Inc.
5,340,000	10.500%, 1/15/2015[d]	5,513,550
	Cincinnati Bell, Inc.
7,980,000	8.250%, 10/15/2017	7,900,200
	Citadel Broadcasting Corporation
3,260,000	7.750%, 12/15/2018[d]	3,374,100
	Clear Channel Worldwide Holdings, Inc.
5,170,000	9.250%, 12/15/2017	5,661,150
	CSC Holdings, Inc.
3,450,000	8.500%, 6/15/2015	3,743,250
1,150,000	8.625%, 2/15/2019	1,299,500
	Digicel Group, Ltd.
4,210,000	8.250%, 9/1/2017[d]	4,315,250
	Equinix, Inc.
2,190,000	8.125%, 3/1/2018	2,288,550
	Frontier Communications Corporation
3,190,000	8.250%, 4/15/2017	3,501,025
3,180,000	8.125%, 10/1/2018	3,490,050
5,000,000	8.500%, 4/15/2020	5,462,500
	Intelsat Bermuda, Ltd.
6,823,906	11.500%, 2/4/2017[e]	7,540,416
	Intelsat Jackson Holdings SA
4,520,000	7.250%, 10/15/2020[d]	4,565,200
	Intelsat Jackson Holdings, Ltd.
2,380,000	8.500%, 11/1/2019[d]	2,588,250
	Nielsen Finance, LLC/Nielsen Finance Company
1,500,000	11.500%, 5/1/2016	1,732,500
2,800,000	7.750%, 10/15/2018[d]	2,898,000
	NII Capital Corporation
5,330,000	8.875%, 12/15/2019	5,743,075
	Paetec Escrow Corporation
2,225,000	9.875%, 12/1/2018[d]	2,286,188
	PAETEC Holding Corporation
4,300,000	9.500%, 7/15/2015[e]	4,450,500
	Quebecor Media, Inc.
3,790,000	7.750%, 3/15/2016	3,913,175
	TW Telecom Holdings, Inc.
2,400,000	8.000%, 3/1/2018	2,550,000
	Umbrella Acquisition
2,337,246	9.750%, 3/15/2015[d]	2,524,226
	UPC Holding BV
4,500,000	9.875%, 4/15/2018[d]	4,927,500
	Videotron Ltee
2,290,000	9.125%, 4/15/2018	2,553,350
	Virgin Media Finance plc
5,240,000	9.125%, 8/15/2016	5,580,600
1,790,000	8.375%, 10/15/2019	1,955,575
	Wind Acquisition Finance SA
5,250,000	11.750%, 7/15/2017[d]	5,919,375
2,495,000	7.250%, 2/15/2018[d]	2,538,662
	XM Satellite Radio, Inc.
3,680,000	7.625%, 11/1/2018[d,e]	3,799,600

	Total Communications Services	118,929,067

Consumer Cyclical (20.8%)
	AMC Entertainment, Inc.
3,190,000	8.750%, 6/1/2019	3,405,325
	American Axle & Manufacturing, Inc.
2,150,000	5.250%, 2/11/2014[e]	2,112,375
2,130,000	7.875%, 3/1/2017[e]	2,180,588
	Beazer Homes USA, Inc.
4,250,000	6.875%, 7/15/2015[e]	4,111,875
3,680,000	9.125%, 5/15/2019[d]	3,496,000
	Bon-Ton Stores, Inc.
2,120,000	10.250%, 3/15/2014[e]	2,162,400
	Boyd Gaming Corporation
5,260,000	9.125%, 12/1/2018[d,e]	5,194,250
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
4,250,000	10.125%, 3/1/2012	4,085,313
	DineEquity, Inc.
4,200,000	9.500%, 10/30/2018[d]	4,452,000
	FireKeepers Development Authority
4,600,000	13.875%, 5/1/2015[d]	5,439,500
	Ford Motor Credit Company, LLC
10,330,000	8.000%, 6/1/2014	11,380,633
5,320,000	7.000%, 4/15/2015	5,716,936
	Gaylord Entertainment Company
6,650,000	6.750%, 11/15/2014	6,550,250
	Goodyear Tire & Rubber Company
3,200,000	10.500%, 5/15/2016	3,648,000
3,190,000	8.250%, 8/15/2020[e]	3,301,650
	KB Home
3,460,000	6.250%, 6/15/2015	3,425,400
	Lear Corporation
2,200,000	7.875%, 3/15/2018	2,354,000
2,200,000	8.125%, 3/15/2020[e]	2,392,500
	Macy’s Retail Holdings, Inc.
2,140,000	8.375%, 7/15/2015	2,503,800
	Marina District Finance Company, Inc.
4,760,000	9.500%, 10/15/2015[d,e]	4,676,700
530,000	9.875%, 8/15/2018[d,e]	522,050
	NCL Corporation, Ltd.
4,270,000	11.750%, 11/15/2016	4,979,887
3,680,000	9.500%, 11/15/2018[d]	3,790,400
	Peninsula Gaming, LLC
2,170,000	8.375%, 8/15/2015	2,281,212
3,990,000	10.750%, 8/15/2017	4,299,225
	Pinnacle Entertainment, Inc.
4,000,000	7.500%, 6/15/2015	4,010,000
	Realogy Corporation
2,120,000	10.500%, 4/15/2014[e]	2,082,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Consumer Cyclical (20.8%) - continued
	Rite Aid Corporation
$ 3,400,000	7.500%, 3/1/2017	$3,268,250
1,530,000	9.500%, 6/15/2017	1,300,500
	Sears Holdings Corporation
5,600,000	6.625%, 10/15/2018[d]	5,222,000
	Seminole Indian Tribe of Florida
1,970,000	7.750%, 10/1/2017[d]	2,034,025
5,540,000	7.804%, 10/1/2020[d]	5,398,730
	Service Corporation International
2,100,000	6.750%, 4/1/2015	2,152,500
	Shingle Springs Tribal Gaming Authority
5,950,000	9.375%, 6/15/2015[d]	4,105,500
	Starwood Hotels & Resorts Worldwide, Inc.
2,400,000	7.875%, 10/15/2014	2,724,000
	Toys R Us Property Company I, LLC
3,100,000	10.750%, 7/15/2017	3,534,000
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015[g]	4,495,725
	Universal City Development Partners, Ltd.
1,730,000	8.875%, 11/15/2015	1,838,125
2,670,000	10.875%, 11/15/2016	2,916,975
	West Corporation
4,650,000	8.625%, 10/1/2018[d]	4,929,000
3,940,000	7.875%, 1/15/2019[d]	4,008,950
	WMG Holdings Corporation
2,600,000	9.500%, 12/15/2014[e]	2,489,500
	Wyndham Worldwide Corporation
4,800,000	6.000%, 12/1/2016	5,022,888
925,000	5.750%, 2/1/2018	940,573
1,600,000	7.375%, 3/1/2020	1,758,954

	Total Consumer Cyclical	162,695,364

Consumer Discretionary (0.2%)
	Libbey Glass, Inc.
1,710,000	10.000%, 2/15/2015[d]	1,838,250

	Total Consumer Discretionary	1,838,250

Consumer Non-Cyclical (12.6%)
	Apria Healthcare Group, Inc.
4,190,000	12.375%, 11/1/2014	4,609,000
	Biomet, Inc.
2,090,000	10.375%, 10/15/2017	2,283,325
1,810,000	11.625%, 10/15/2017	2,000,050
	Capella Healthcare, Inc.
3,960,000	9.250%, 7/1/2017[d]	4,197,600
	DaVita, Inc.
520,000	6.375%, 11/1/2018	517,400
2,000,000	6.625%, 11/1/2020[e]	1,980,000
	Diversey Holdings, Inc.
2,761,171	10.500%, 5/15/2020	3,175,346
	Diversey, Inc.
1,580,000	8.250%, 11/15/2019	1,714,300
	DJO Finance, LLC/DJO Finance Corporation
5,675,000	10.875%, 11/15/2014	6,192,844
900,000	9.750%, 10/15/2017[d]	927,000
	HCA Holdings, Inc.
3,940,000	7.750%, 5/15/2021[d,e]	3,940,000
	HCA, Inc.
3,664,000	9.625%, 11/15/2016	3,925,060
2,710,000	8.500%, 4/15/2019	2,967,450
4,270,000	7.250%, 9/15/2020	4,462,150
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017	1,712,000
	Jarden Corporation
3,730,000	7.500%, 5/1/2017	3,930,488
1,070,000	7.500%, 1/15/2020	1,115,475
	JBS Finance II, Ltd.
5,050,000	8.250%, 1/29/2018[d]	5,075,250
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014	3,685,500
	Michael Foods, Inc.
3,190,000	9.750%, 7/15/2018[d]	3,485,075
	Mylan, Inc.
3,210,000	7.875%, 7/15/2020[d]	3,458,775
	Pinnacle Foods Finance, LLC
4,790,000	9.250%, 4/1/2015	4,987,588
	Revlon Consumer Products Corporation
3,730,000	9.750%, 11/15/2015	3,944,475
	Select Medical Corporation
4,775,000	7.625%, 2/1/2015	4,775,000
1,700,000	6.237%, 9/15/2015[c,e]	1,572,500
	Spectrum Brands, Inc.
3,700,000	9.500%, 6/15/2018[d]	4,065,375
	U.S. Oncology, Inc.
2,090,000	10.750%, 8/15/2014	2,165,762
	Visant Corporation
3,840,000	10.000%, 10/1/2017[d]	4,080,000
	Warner Chilcott Company, LLC
7,650,000	7.750%, 9/15/2018[d]	7,726,500

	Total Consumer Non-Cyclical	98,671,288

Energy (10.2%)
	Anadarko Petroleum Corporation
3,190,000	6.375%, 9/15/2017	3,474,889
	Chesapeake Energy Corporation
3,190,000	6.875%, 8/15/2018	3,237,850
	Citgo Petroleum Corporation
4,000,000	11.500%, 7/1/2017[d]	4,480,000
	Coffeyville Resources, LLC
1,584,000	9.000%, 4/1/2015[d]	1,694,880
3,600,000	10.875%, 4/1/2017[d]	3,870,000
	Compagnie Generale de Geophysique-Veritas
1,940,000	7.500%, 5/15/2015	1,973,950
1,280,000	9.500%, 5/15/2016	1,395,200
	Connacher Oil and Gas, Ltd.
1,220,000	11.750%, 7/15/2014[d]	1,320,650
3,440,000	10.250%, 12/15/2015[d]	3,457,200
	Denbury Resources, Inc.
3,235,000	7.500%, 12/15/2015	3,348,225
800,000	9.750%, 3/1/2016	892,000
428,000	8.250%, 2/15/2020	464,380
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	4,191,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Energy (10.2%) - continued
	Harvest Operations Corporation
$ 5,290,000	6.875%, 10/1/2017[d]	$5,448,700
	Helix Energy Solutions Group, Inc.
2,950,000	9.500%, 1/15/2016[d]	3,031,125
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020[d]	2,424,375
2,195,000	7.750%, 2/1/2021[d]	2,249,875
	McJunkin Red Man Corporation
4,290,000	9.500%, 12/15/2016[d]	4,054,050
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	4,007,250
	Offshore Group Investments, Ltd.
1,060,000	11.500%, 8/1/2015[d]	1,150,100
	Petrohawk Energy Corporation
850,000	10.500%, 8/1/2014	969,000
3,190,000	7.250%, 8/15/2018	3,221,900
	Pioneer Natural Resources Company
3,200,000	7.500%, 1/15/2020[e]	3,513,687
	Plains Exploration & Production Company
1,670,000	7.750%, 6/15/2015	1,740,975
4,270,000	10.000%, 3/1/2016	4,771,725
	Precision Drilling Corporation
2,450,000	6.625%, 11/15/2020[d]	2,492,875
	QEP Resources, Inc.
3,670,000	6.875%, 3/1/2021	3,853,500
	Southwestern Energy Company
2,950,000	7.500%, 2/1/2018	3,326,125

	Total Energy	80,056,436

Financials (6.0%)
	Ally Financial, Inc.
2,080,000	7.500%, 12/31/2013	2,230,800
2,650,000	8.000%, 3/15/2020	2,895,125
5,590,000	7.500%, 9/15/2020[d]	5,862,512
	Bank of America Corporation
3,660,000	8.125%, 12/29/2049[e,h]	3,688,548
	CIT Group, Inc.
7,400,000	7.000%, 5/1/2017	7,418,500
	Developers Diversified Realty Corporation
3,190,000	7.875%, 9/1/2020	3,572,347
	Harbinger Group, Inc.
2,100,000	10.625%, 11/15/2015[d,e]	2,110,500
	Icahn Enterprises, LP
4,730,000	7.750%, 1/15/2016[d]	4,706,350
5,780,000	8.000%, 1/15/2018[d]	5,751,100
	ING Capital Funding Trust III
1,600,000	3.903%, 12/31/2049[c,h]	1,476,000
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015[d]	2,418,750
1,950,000	8.750%, 3/15/2017[d]	2,091,375
1,600,000	8.875%, 9/1/2017[e]	1,726,000
	Pinafore, LLC
800,000	9.000%, 10/1/2018[d]	864,000

	Total Financials	46,811,907

Technology (3.5%)
	Advanced Micro Devices, Inc.
3,200,000	8.125%, 12/15/2017	3,392,000
930,000	7.750%, 8/1/2020[d]	964,875
	First Data Corporation
208,000	9.875%, 9/24/2015	198,120
923,000	8.250%, 1/15/2021[d,e]	886,080
1,850,000	12.625%, 1/15/2021[d]	1,766,750
925,000	8.750%, 1/15/2022[d]	894,937
	Freescale Semiconductor, Inc.
1,500,000	10.125%, 12/15/2016[e]	1,578,750
4,530,000	10.750%, 8/1/2020[d,e]	4,937,700
	Jabil Circuit, Inc.
1,340,000	5.625%, 12/15/2020	1,316,550
	NXP BV/NXP Funding, LLC
3,190,000	9.500%, 10/15/2015[e]	3,413,300
2,660,000	9.750%, 8/1/2018[d]	2,992,500
	Seagate HDD Cayman
2,100,000	7.750%, 12/15/2018[d]	2,126,250
	Syniverse Holding, Inc.
3,150,000	9.125%, 1/15/2019[d]	3,252,375

	Total Technology	27,720,187

Transportation (3.1%)
	Air Medical Group Holdings, Inc.
1,040,000	9.250%, 11/1/2018[d]	1,092,000
	American Petroleum Tankers LLC
1,330,000	10.250%, 5/1/2015[d]	1,376,550
	Avis Budget Car Rental, LLC
5,260,000	8.250%, 1/15/2019[d]	5,312,600
	Continental Airlines, Inc.
3,000,000	6.750%, 9/15/2015[d]	3,090,000
	Delta Air Lines, Inc.
1,410,000	9.500%, 9/15/2014[d]	1,535,138
	Kansas City Southern de Mexico SA de CV
1,130,000	7.375%, 6/1/2014	1,180,850
	Navios Maritime Acquisition Corporation
1,050,000	8.625%, 11/1/2017[d]	1,073,625
	Navios Maritime Holdings, Inc.
3,300,000	9.500%, 12/15/2014	3,432,000
1,330,000	8.875%, 11/1/2017[e]	1,439,725
	United Air Lines, Inc.
2,188,968	9.750%, 1/15/2017	2,517,314
	United Maritime Group, LLC/United Maritime Group Finance Corporation
2,140,000	11.750%, 6/15/2015	2,145,350

	Total Transportation	24,195,152

Utilities (4.1%)
	AES Corporation
4,230,000	7.750%, 10/15/2015	4,515,525
	Covanta Holding Corporation
2,600,000	7.250%, 12/1/2020	2,635,823
	Crosstex Energy/Crosstex Energy Finance Corporation
3,730,000	8.875%, 2/15/2018	3,995,762
	Holly Energy Partners LP
2,130,000	8.250%, 3/15/2018[d]	2,225,850
	Inergy, LP
5,060,000	7.000%, 10/1/2018[d]	5,097,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.7%)	Value
Utilities (4.1%) - continued
	NRG Energy, Inc.
$ 5,740,000	7.375%, 2/1/2016[e]	$5,883,500
	Regency Energy Partners, LP
3,670,000	6.875%, 12/1/2018	3,715,875
	Targa Resources Partners, LP
3,460,000	7.875%, 10/15/2018[d]	3,633,000

	Total Utilities	31,703,285

	Total Long-Term Fixed Income (cost $693,608,268)	733,558,547

Shares	Preferred Stock (1.2%)
Financials (1.2%)
3,381	Ally Financial, Inc., 7.000%[d,h]	3,195,362
26,500	Citigroup, Inc., Convertible, 7.500%	3,622,285
3,000	Wells Fargo & Company, Convertible, 7.500%[h]	3,001,650

	Total Financials	9,819,297

	Total Preferred Stock (cost $6,482,585)	9,819,297

	Common Stock (0.2%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[i,j]	0

	Total Consumer Discretionary	0

Materials (0.2%)
53,617	Smurfit-Stone Container Corporation[j]	1,372,595

	Total Materials	1,372,595

Telecommunications Services (<0.1%)
36	USA Mobility, Inc.	640

	Total Telecommunications Services	640

	Total Common Stock (cost $7,998,912)	1,373,235

	Collateral Held for Securities Loaned (7.5%)
58,703,553	Thrivent Financial Securities Lending Trust	58,703,553

	Total Collateral Held for Securities Loaned (cost $58,703,553)	58,703,553

Principal Amount	Short-Term Investments (1.2%)[k]
	Federal Home Loan Bank Discount Notes
4,000,000	0.120%, 2/9/2011[l]	3,999,480
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.160%, 3/7/2011[l]	299,913
	Thunder Bay Funding, Inc.
5,095,000	0.140%, 1/3/2011[l]	5,094,961

	Total Short-Term Investments (at amortized cost)	9,394,354

	Total Investments (cost $791,312,846) 105.6%	$826,940,182
	Other Assets and Liabilities, Net (5.6%)	(43,951,681)

	Total Net Assets 100.0%	$782,988,501

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $304,070,377 or 38.8% of total net assets.
e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
f	In bankruptcy. Interest is not being accrued.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Tunica-Biloxi Gaming Authority	11/8/2005	$4,747,172

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
l	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$47,892,297
Gross unrealized depreciation	(12,521,038)

Net unrealized appreciation (depreciation)	$35,371,259
Cost for federal income tax purposes	$791,568,923

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing High Yield Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Financials	3,896,392	—	3,896,392	—
Transportation	1,590,207	—	1,590,207	—
Utilities	8,604,597	—	8,604,597	—
Long-Term Fixed Income
Asset-Backed Securities	5,652,892	—	5,652,892	—
Basic Materials	67,747,586	—	67,747,586	—
Capital Goods	67,537,133	—	67,537,133	—
Communications Services	118,929,067	—	118,929,067	—
Consumer Cyclical	162,695,364	—	162,695,364	—
Consumer Discretionary	1,838,250	—	1,838,250	—
Consumer Non-Cyclical	98,671,288	—	98,671,288	—
Energy	80,056,436	—	80,056,436	—
Financials	46,811,907	—	46,811,907	—
Technology	27,720,187	—	27,720,187	—
Transportation	24,195,152	—	21,677,838	2,517,314
Utilities	31,703,285	—	31,703,285	—
Preferred Stock
Financials	9,819,297	6,623,935	3,195,362	—
Common Stock
Consumer Discretionary	—	—	—	—
Materials	1,372,595	1,372,595	—	—
Telecommunications Services	640	640	—	—
Collateral Held for Securities Loaned	58,703,553	58,703,553	—	—
Short-Term Investments	9,394,354	—	9,394,354	—

Total	$826,940,182	$66,700,723	$757,722,145	$2,517,314

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Transportation	6,239,212	40,545	235,126	—	(3,997,569)	—	—	2,517,314
Common Stock
Consumer Discretionary ^	—	—	—	—	—	—	—	—
Materials ^	—	(248,195)	248,195	—	—	—	—	—
Utilities	329,285	44,894	(12,985)	—	(361,194)	—	—	—

Total	$6,568,497	($162,756)	$470,336	$—	($4,358,763)	$—	$—	$2,517,314

^	Securities in these sections are fair valued at $0.
*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $284,566.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,049,165
Total Credit Contracts		1,049,165

Total		$1,049,165

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$5,464,584	0.7%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$36,175,205	$390,891,174	$368,362,826	58,703,553	$58,703,553	$252,782
Total Value and Income Earned	36,175,205				58,703,553	252,782

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (54.4%)	Value
Asset-Backed Securities (4.1%)
	Carrington Mortgage Loan Trust
$ 1,200,000	0.411%, 8/25/2036[a]	$620,249
	GMAC Mortgage Corporation Loan Trust
38,497	6.180%, 5/25/2036[b]	37,988
	Goldman Sachs Alternative Mortgage Products Trust
631,286	0.341%, 8/25/2036[a]	584,095
	GSAMP Trust
908,198	0.441%, 2/25/2036[a]	788,047
	J.P. Morgan Mortgage Trust
587,292	4.581%, 2/25/2036	513,333
	Renaissance Home Equity Loan Trust
513,740	5.746%, 5/25/2036	395,347
632,000	6.011%, 5/25/2036	422,367
950,000	5.797%, 8/25/2036	562,484
	Residential Assets Mortgage Products, Inc.
491,112	5.920%, 8/25/2033	288,541
	Residential Assets Securities Corporation
327,749	4.710%, 3/25/2034[b]	179,233

	Total Asset-Backed Securities	4,391,684

Basic Materials (3.7%)
	Allegheny Technologies, Inc., Convertible
103,000	4.250%, 6/1/2014	155,401
	ArcelorMittal
400,000	6.125%, 6/1/2018	426,195
	CONSOL Energy, Inc.
495,000	8.000%, 4/1/2017[c]	527,175
	Dow Chemical Company
400,000	8.550%, 5/15/2019	501,299
	FMG Finance, Pty., Ltd.
495,000	7.000%, 11/1/2015[c]	507,375
	Georgia-Pacific, LLC
495,000	8.000%, 1/15/2024	565,538
	Lyondell Chemical Company
480,000	11.000%, 5/1/2018	543,600
	Newmont Mining Corporation, Convertible
112,000	3.000%, 2/15/2012	155,820
	Novelis, Inc.
495,000	8.375%, 12/15/2017[c]	512,325

	Total Basic Materials	3,894,728

Capital Goods (1.9%)
	Abengoa Finance SAU
405,000	8.875%, 11/1/2017[c,d]	374,625
	Alliant Techsystems, Inc. Convertible
121,000	3.000%, 8/15/2024	136,125
	Associated Materials, LLC
495,000	9.125%, 11/1/2017[c]	517,275
	Case New Holland, Inc.
495,000	7.875%, 12/1/2017[c]	540,787
	Owens-Brockway Glass Container, Inc., Convertible
150,000	3.000%, 6/1/2015[c]	150,938
	Textron, Inc.
300,000	7.250%, 10/1/2019[e]	343,785

	Total Capital Goods	2,063,535

Collateralized Mortgage Obligations (9.3%)
	Bear Stearns Adjustable Rate Mortgage Trust
497,462	2.560%, 10/25/2035[a]	444,546
	Citigroup Mortgage Loan Trust, Inc.
669,383	5.500%, 11/25/2035	571,785
	CitiMortgage Alternative Loan Trust
956,003	5.750%, 4/25/2037	750,683
	Countrywide Alternative Loan Trust
504,610	6.000%, 4/25/2036	414,059
356,988	6.000%, 1/25/2037	254,145
	Deutsche Alt-A Securities, Inc.
402,803	5.500%, 10/25/2021	355,203
1,340,774	1.098%, 4/25/2047[a]	797,771
	First Horizon Mortgage Pass-Through Trust
560,896	5.786%, 8/25/2037	444,382
	GSR Mortgage Loan Trust
659,438	0.451%, 8/25/2046[a]	552,907
	J.P. Morgan Alternative Loan Trust
83,814	0.331%, 11/25/2036[a]	81,904
	J.P. Morgan Chase Commercial Mortgage Securities
967,440	5.695%, 1/25/2037	721,598
	J.P. Morgan Mortgage Trust
344,445	6.500%, 1/25/2035	353,642
359,670	5.759%, 10/25/2036	326,429
	MASTR Alternative Loans Trust
893,318	6.500%, 5/25/2034	920,897
390,936	6.500%, 7/25/2034	399,821
	New York Mortgage Trust, Inc.
798,262	5.275%, 5/25/2036	313,628
	Structured Adjustable Rate Mortgage Loan Trust
545,509	5.576%, 9/25/2036	146,353
	WaMu Mortgage Pass Through Certificates
532,511	5.493%, 11/25/2036	482,017
331,698	5.730%, 8/25/2046	296,536
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,109,583	1.078%, 2/25/2047[a]	532,365
	Wells Fargo Mortgage Backed Securities Trust
1,252,398	5.805%, 9/25/2036	163,982
604,507	6.000%, 7/25/2037	541,808

	Total Collateralized Mortgage Obligations	9,866,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (54.4%)	Value
Commercial Mortgage-Backed Securities (1.0%)
	Commercial Mortgage Pass-Through Certificates
$ 500,000	0.440%, 6/15/2022[a,f]	$461,042
	Wachovia Bank Commercial Mortgage Trust
650,000	0.381%, 9/15/2021[a,f]	596,708

	Total Commercial Mortgage-Backed Securities	1,057,750

Communications Services (3.5%)
	CBS Corporation
300,000	8.875%, 5/15/2019	377,425
	Cincinnati Bell, Inc.
495,000	8.250%, 10/15/2017	490,050
	Clear Channel Worldwide Holdings, Inc.
495,000	9.250%, 12/15/2017	542,025
	Frontier Communications Corporation
495,000	8.250%, 4/15/2017	543,262
	Intelsat Jackson Holdings, Ltd.
495,000	8.500%, 11/1/2019[c]	538,313
	Telefonica Emisiones SAU
190,000	5.134%, 4/27/2020	182,921
	Virgin Media Finance plc
435,000	9.500%, 8/15/2016	491,550
	Wind Acquisition Finance SA
495,000	7.250%, 2/15/2018[c]	503,662

	Total Communications Services	3,669,208

Consumer Cyclical (5.6%)

	BorgWarner, Inc.
460,000	7.125%, 2/15/2029	505,871
	CVS Caremark Corporation
500,000	6.302%, 6/1/2037	481,875
	Goodyear Tire & Rubber Company
495,000	8.250%, 8/15/2020	512,325
	Home Depot, Inc.
200,000	3.950%, 9/15/2020	194,953
	Lennar Corporation, Convertible
150,000	2.000%, 12/1/2020[c]	148,687
	Macy’s Retail Holdings, Inc.
465,000	8.375%, 7/15/2015	544,050
	MGM Resorts International
485,000	11.125%, 11/15/2017	557,750
	Rite Aid Corporation
495,000	7.500%, 3/1/2017	475,819
	Starwood Hotels & Resorts Worldwide, Inc.
495,000	6.750%, 5/15/2018	542,025
	Toys R Us Property Company I, LLC
445,000	10.750%, 7/15/2017	507,300
	Warner Music Group
495,000	7.375%, 4/15/2014[e]	475,200
	West Corporation
495,000	7.875%, 1/15/2019[c]	503,662
	Wyndham Worldwide Corporation
475,000	6.000%, 12/1/2016	497,057

	Total Consumer Cyclical	5,946,574

Consumer Non-Cyclical (2.6%)
	Archer-Daniels-Midland Company, Convertible
140,000	0.875%, 2/15/2014	142,975
	Beckman Coulter, Inc., Convertible
131,000	2.500%, 12/15/2036	149,504
	Charles River Laboratories International, Inc., Convertible
140,000	2.250%, 6/15/2013	140,000
	Fisher Scientific International, Inc. Convertible
112,000	3.250%, 3/1/2024	156,380
	Gilead Sciences, Inc., Convertible
113,000	0.625%, 5/1/2013	124,583
	HCA, Inc.
485,000	9.625%, 11/15/2016	519,556
	JBS USA, LLC/JBS USA Finance, Inc.
500,000	11.625%, 5/1/2014	585,000
	Life Technologies Corporation, Convertible
131,000	3.250%, 6/15/2025	156,054
	Molson Coors Brewing Company, Convertible
140,000	2.500%, 7/30/2013	162,050
	Mylan, Inc.
455,000	7.875%, 7/15/2020[c]	490,262
	Teva Pharmaceutical Finance Company, Convertible
112,000	1.750%, 2/1/2026	122,780

	Total Consumer Non-Cyclical	2,749,144

Energy (5.0%)
	BP Capital Markets plc
200,000	4.500%, 10/1/2020	199,518
	Denbury Resources, Inc.
495,000	9.750%, 3/1/2016	551,925
	Enbridge Energy Partners, LP
600,000	8.050%, 10/1/2037	617,004
	Enterprise Products Operating, LLC
700,000	7.034%, 1/15/2068	726,250
	Exterran Holdings, Inc., Convertible
121,000	4.250%, 6/15/2014	150,342
	Linn Energy, LLC
495,000	7.750%, 2/1/2021[c]	507,375
	Pioneer Natural Resources Company
570,000	7.500%, 1/15/2020	625,875
	Plains Exploration & Production Company
485,000	7.625%, 6/1/2018	510,463
	Sandridge Energy, Inc.
495,000	8.000%, 6/1/2018[c]	502,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (54.4%)	Value
Energy (5.0%) - continued
	Transocean, Inc.
$ 400,000	7.375%, 4/15/2018	$442,342
	Weatherford International, Ltd.
400,000	6.750%, 9/15/2040	420,111

	Total Energy	5,253,630

Financials (12.8%)
	Aegon NV
400,000	2.628%, 7/29/2049[a,g]	243,500
	Ally Financial, Inc.
495,000	8.300%, 2/12/2015[d]	544,500
	American Express Company
400,000	6.800%, 9/1/2066[d]	396,000
	American International Group, Inc.
400,000	8.250%, 8/15/2018	460,826
285,000	6.400%, 12/15/2020[d]	299,025
	Bank of America Corporation
400,000	5.875%, 1/5/2021	413,843
240,000	8.000%, 12/29/2049[g]	241,872
	BB&T Capital Trust IV
200,000	6.820%, 6/12/2057	197,250
	CIT Group, Inc.
495,000	7.000%, 5/1/2017	496,237
	CNA Financial Corporation
400,000	7.350%, 11/15/2019	438,702
	Developers Diversified Realty Corporation
480,000	5.375%, 10/15/2012	493,846
	Discover Bank
400,000	8.700%, 11/18/2019	470,846
	General Electric Capital Corporation
400,000	4.375%, 9/16/2020	393,663
	Genworth Financial, Inc.
300,000	7.200%, 2/15/2021	307,086
	HCP, Inc.
300,000	6.700%, 1/30/2018	321,863
	HSBC Finance Corporation
285,000	6.676%, 1/15/2021[c]	287,930
	Huntington Bancshares, Inc.
200,000	7.000%, 12/15/2020	210,578
	Huntington National Bank
400,000	6.600%, 6/15/2018	407,164
	Icahn Enterprises, LP
495,000	8.000%, 1/15/2018	495,000
	ING Capital Funding Trust III
400,000	3.903%, 12/31/2049[a,g]	369,000
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	442,625
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027[h]	92,500
	Liberty Mutual Group, Inc.
200,000	10.750%, 6/15/2058[c]	242,000
	Liberty Property, LP
400,000	4.750%, 10/1/2020	395,820
	Lincoln National Corporation
630,000	6.050%, 4/20/2067	581,175
	Lloyds TSB Bank plc
100,000	6.500%, 9/14/2020[c]	92,003
	MetLife, Inc.
450,000	7.875%, 12/15/2037[c]	475,875
	Prudential Financial, Inc.
300,000	6.200%, 11/15/2040	317,355
	Regions Bank
400,000	7.500%, 5/15/2018	412,000
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	555,529
	Royal Bank of Scotland plc
300,000	5.625%, 8/24/2020[e]	298,260
	SLM Corporation
300,000	5.125%, 8/27/2012	306,226
400,000	8.000%, 3/25/2020	405,562
	Swiss RE Capital I, LP
420,000	6.854%, 5/29/2049[c,g]	401,215
	XL Capital, Ltd.
600,000	6.500%, 12/31/2049[g]	516,000
	ZFS Finance USA Trust II
550,000	6.450%, 12/15/2065[c]	541,062

	Total Financials	13,563,938

Foreign Government (0.5%)
	Brazil Government International Bond
200,000	4.875%, 1/22/2021	204,000
	Peru Government International Bond
400,000	5.625%, 11/18/2050	370,000

	Total Foreign Government	574,000

Technology (1.9%)
	EMC Corporation, Convertible
112,000	1.750%, 12/1/2013	168,700
	Freescale Semiconductor, Inc.
495,000	9.250%, 4/15/2018[c]	544,500
	Intel Corporation, Convertible
140,000	3.250%, 8/1/2039	167,825
	International Game Technology, Convertible
112,000	3.250%, 5/1/2014	129,220
	NXP BV/NXP Funding, LLC
495,000	9.750%, 8/1/2018[c]	556,875
	Seagate HDD Cayman
495,000	7.750%, 12/15/2018[c]	501,188

	Total Technology	2,068,308

Transportation (1.3%)
	Avis Budget Car Rental, LLC
490,000	8.250%, 1/15/2019[c,d]	494,900
	Delta Air Lines, Inc.
465,000	9.500%, 9/15/2014[c]	506,269
390,483	7.750%, 12/17/2019	432,459

	Total Transportation	1,433,628

Utilities (1.2%)
	CMS Energy Corporation, Convertible
112,000	5.500%, 6/15/2029	157,080
	NRG Energy, Inc.
490,000	7.375%, 2/1/2016	502,250
	Southern Union Company
200,000	7.200%, 11/1/2066	184,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (54.4%)	Value
Utilities (1.2%) - continued
	TransCanada PipeLines, Ltd.
$ 400,000	6.350%, 5/15/2067	$394,975

	Total Utilities	1,238,555

	Total Long-Term Fixed Income (cost $56,470,777)	57,771,143

Shares	Common Stock (38.3%)	Value
Consumer Discretionary (3.4%)
4,800	Autoliv, Inc.	378,912
7,300	Coach, Inc.	403,763
12,800	Comcast Corporation	281,216
17,400	Hillenbrand, Inc.	362,094
13,500	Home Depot, Inc.	473,310
10,900	Mattel, Inc.	277,187
14,300	Starbucks Corporation	459,459
7,832	Time Warner, Inc.	251,955
3,900	VF Corporation	336,102
10,400	Wolverine World Wide, Inc.	331,552

	Total Consumer Discretionary	3,555,550

Consumer Staples (3.8%)
12,800	Altria Group, Inc.	315,136
10,700	ConAgra Foods, Inc.	241,606
7,300	Costco Wholesale Corporation	527,133
6,100	Kimberly-Clark Corporation	384,544
10,800	Kraft Foods, Inc.	340,308
20,400	Philip Morris International, Inc.	1,194,012
5,737	Procter & Gamble Company	369,061
9,800	Sysco Corporation	288,120
5,800	Wal-Mart Stores, Inc.	312,794

	Total Consumer Staples	3,972,714

Energy (3.7%)
10,300	Chevron Corporation	939,875
9,500	ConocoPhillips	646,950
6,500	Eni SPA ADR[e]	284,310
8,800	Exxon Mobil Corporation	643,456
17,100	Kayne Anderson MLP Investment Company	538,137
11,800	Marathon Oil Corporation	436,954
5,600	National Oilwell Varco, Inc.	376,600

	Total Energy	3,866,282

Financials (11.2%)
6,500	ACE, Ltd.	404,625
391	Administradora de Fondos de Pensiones Provida SA ADR	31,167
7,400	AFLAC, Inc.	417,582
9,200	Allstate Corporation	293,296
19,000	American Capital Agency Corporation[e]	546,060
5,100	Ameriprise Financial, Inc.	293,505
37,000	Annaly Capital Management, Inc.	663,040
79,500	Anworth Mortgage Asset Corporation	556,500
32,000	Ares Capital Corporation	527,360
12,200	Aspen Insurance Holdings, Ltd.	349,164
13,600	Axis Capital Holdings, Ltd.	487,968
20,500	Bank of America Corporation	273,470
24,550	Chimera Investment Corporation	100,900
28,650	Invesco Mortgage Capital, Inc.	625,716
11,400	iPath S&P 500 VIX Short-Term Futures ETN[e,i]	428,526
22,300	iShares Dow Jones U.S. Real Estate Index Fund[e]	1,247,908
19,500	Montpelier Re Holdings, Inc.	388,830
32,680	NFJ Dividend Interest & Premium Strategy Fund	572,227
23,000	Solar Capital, Ltd.	569,940
5,500	SPDR S&P Dividend ETF	285,890
5,200	Travelers Companies, Inc.	289,692
51,000	Two Harbors Investment Corporation	499,290
22,300	Vanguard REIT ETF[e]	1,234,751
12,400	Waddell & Reed Financial, Inc.	437,596
12,400	Wells Fargo & Company	384,276

	Total Financials	11,909,279

Health Care (2.1%)
8,400	Abbott Laboratories	402,444
7,900	Johnson & Johnson	488,615
13,344	Merck & Company, Inc.	480,918
33,153	Pfizer, Inc.	580,509
4,800	Stryker Corporation	257,760

	Total Health Care	2,210,246

Industrials (7.7%)
5,800	3M Company	500,540
28,500	Alerian MLP ETF[e]	457,995
14,700	Applied Industrial Technologies, Inc.	477,456
5,100	Caterpillar, Inc.	477,666
8,200	Cooper Industries plc	477,978
5,200	Dover Corporation	303,940
3,500	Eaton Corporation	355,285
6,500	Expeditors International of Washington, Inc.	354,900
12,700	Honeywell International, Inc.	675,132
6,200	Hubbell, Inc.	372,806
7,500	Illinois Tool Works, Inc.	400,500
5,800	ITT Corporation	302,238
23,700	Koninklijke Philips Electronics, N.V.	727,590
4,700	Lincoln Electric Holdings, Inc.	306,769
4,400	Northrop Grumman Corporation	285,032
13,400	R.R. Donnelley & Sons Company	234,098
4,800	Rockwell Automation, Inc.	344,208
7,400	United Parcel Service, Inc.	537,092
7,700	United Technologies Corporation	606,144

	Total Industrials	8,197,369

Information Technology (3.3%)
10,200	Analog Devices, Inc.	384,234
24,900	Intel Corporation	523,647
3,600	International Business Machines Corporation	528,336
1,400	MasterCard, Inc.	313,754
20,500	Microsoft Corporation	572,360
10,900	Oracle Corporation	341,170
13,800	Tyco Electronics, Ltd.	488,520

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Shares	Common Stock (38.3%)	Value
Information Technology (3.3%) - continued
10,900	Xilinx, Inc.	$315,882

	Total Information Technology	3,467,903

Materials (1.5%)
4,500	BHP Billiton, Ltd. ADR	418,140
10,500	E.I. du Pont de Nemours and Company	523,740
3,500	Lubrizol Corporation	374,080
13,400	RPM International, Inc.	296,140

	Total Materials	1,612,100

Telecommunications Services (1.3%)
26,800	AT&T, Inc.	787,384
17,100	Verizon Communications, Inc.	611,838

	Total Telecommunications Services	1,399,222

Utilities (0.3%)
6,600	ONEOK, Inc.	366,102

	Total Utilities	366,102

	Total Common Stock (cost $36,620,959)	40,556,767

	Preferred Stock (0.9%)
Energy (0.3%)
4,000	Apache Corporation, Convertible, 6.000%	265,040

	Total Energy	265,040

Financials (0.6%)
70	Ally Financial, Inc., 7.000%[c,g]	66,157
3,360	AMG Capital Trust I, Convertible, 5.100%	167,790
6,400	Citigroup, Inc., 7.875%[i]	172,224
1,800	Citigroup, Inc., Convertible, 7.500%	246,042

	Total Financials	652,213

	Total Preferred Stock (cost $711,395)	917,253

	Collateral Held for Securities Loaned (5.2%)
5,464,100	Thrivent Financial Securities Lending Trust	5,464,100

	Total Collateral Held for Securities Loaned (cost $5,464,100)	5,464,100

Principal Amount	Short-Term Investments (5.6%)[j]
	Barton Capital Corporation
3,515,000	0.150%, 1/3/2011[k]	3,514,971
	Federal Home Loan Mortgage
	Corporation Discount Notes
700,000	0.200%, 3/14/2011[k,l]	699,726
	Old Line Funding, LLC
1,730,000	0.170%, 1/3/2011[k]	1,729,983

	Total Short-Term Investments (at amortized cost)	5,944,680

	Total Investments (cost $105,211,911) 104.4%	$110,653,943

	Other Assets and Liabilities, Net (4.4%)	(4,645,300)

	Total Net Assets 100.0%	$106,008,643

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
b	All or a portion of the security is insured or guaranteed.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $11,034,860 or 10.4% of total net assets.
d	All or a portion of the security was earmarked to cover written options.
e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass-Through Certificates	5/2/2007	$500,000
Wachovia Bank Commercial Mortgage Trust	4/25/2007	650,000

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
l	At December 31, 2010, $699,726 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.
ETN	-	Exchange Traded Note.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,647,922
Gross unrealized depreciation	(2,454,596)

Net unrealized appreciation (depreciation)	$ 5,193,326

Cost for federal income tax purposes	$105,460,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Diversified Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	4,391,684	—	4,391,684	—
Basic Materials	3,894,728	—	3,894,728	—
Capital Goods	2,063,535	—	2,063,535	—
Collateralized Mortgage Obligations	9,866,461	—	9,866,461	—
Commercial Mortgage-Backed
Securities	1,057,750	—	1,057,750	—
Communications Services	3,669,208	—	3,669,208	—
Consumer Cyclical	5,946,574	—	5,946,574	—
Consumer Non-Cyclical	2,749,144	—	2,749,144	—
Energy	5,253,630	—	5,253,630	—
Financials	13,563,938	—	13,563,938	—
Foreign Government	574,000	—	574,000	—
Technology	2,068,308	—	2,068,308	—
Transportation	1,433,628	—	1,001,169	432,459
Utilities	1,238,555	—	1,238,555	—
Common Stock
Consumer Discretionary	3,555,550	3,555,550	—	—
Consumer Staples	3,972,714	3,972,714	—	—
Energy	3,866,282	3,866,282	—	—
Financials	11,909,279	11,909,279	—	—
Health Care	2,210,246	2,210,246	—	—
Industrials	8,197,369	8,197,369	—	—
Information Technology	3,467,903	3,467,903	—	—
Materials	1,612,100	1,612,100	—	—
Telecommunications Services	1,399,222	1,399,222	—	—
Utilities	366,102	366,102	—	—
Preferred Stock
Energy	265,040	265,040	—	—
Financials	652,213	418,266	233,947	—
Collateral Held for Securities Loaned	5,464,100	5,464,100	—	—
Short-Term Investments	5,944,680	—	5,944,680	—

Total	$110,653,943	$46,704,173	$63,517,311	$432,459

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	92,386	92,386	—	—
Call Options Written	900	900	—	—

Total Asset Derivatives	$93,286	$93,286	$—	$—

Liability Derivatives
Futures Contracts	45,396	45,396	—	—
Call Options Written	37	37	—	—
Credit Default Swaps	306,020	—	306,020	—

Total Liability Derivatives	$351,453	$45,433	$306,020	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	1,631,215	—	68,785	—	(1,700,000)	—	—	—
Transportation	140,700	544	19,082	422,000	(149,867)	—	—	432,459
Utilities	10,098	1,375	(398)	—	(11,075)	—	—	—

Total	$1,782,013	$1,919	$87,469	$422,000	($1,860,942)	$—	$—	$432,459

* Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $21,834.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	March 2011	$3,106,064	$3,060,688	($45,376)
10-Yr. U.S. Treasury Bond Futures	(5)	March 2011	(618,266)	(602,188)	16,078
S&P 500 Index Futures	(5)	March 2011	(1,566,230)	(1,566,250)	(20)
S&P 500 Index Mini-Futures	63	March 2011	3,870,643	3,946,951	76,308
Total Futures Contracts					$46,990

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	15	$1,280.00	January 2011	($4,500)	$900
S&P 500 Mini-Futures Call Option	15	1,270.00	January 2011	(7,312)	(37)
Total Call Options Written				($11,812)	$863

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 14, 5 Year, at 5.00%; J.P. Morgan Chaseand Co.	Buy	6/20/2015	$4,500,000	($103,351)	($202,669)	($306,020)
Total Credit Default Swaps					($202,669)	($306,020)

1	As the buyer of protection, Diversified Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Diversified Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	76,308
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	900
Total Equity Contracts		77,208
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	16,078
Total Interest Rate Contracts		16,078

Total Asset Derivatives		$93,286

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	45,376
Total Interest Rate Contracts		45,376
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	37
Total Equity Contracts		57
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	306,020
Total Credit Contracts		306,020

Total Liability Derivatives		$351,453

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(33,766)
Futures	Net realized gains/(losses) on Futures contracts	270,968
Total Equity Contracts		237,202
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,645
Total Interest Rate Contracts		3,645
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(56,974)
Total Credit Contracts		(56,974)

Total		$183,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(27,623)
Total Interest Rate Contracts		(27,623)
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(3,817)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	111,804
Total Equity Contracts		107,987
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(84,724)
Total Credit Contracts		(84,724)

Total		($4,360)

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$3,522,410	3.7%	N/A	N/A	18
Interest Rate Contracts	4,893,249	5.2	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$1,965,787	2.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010- December 31, 2010
Thrivent Financial Securities Lending Trust	$1,336,140	$54,250,542	$50,122,582	5,464,100	$5,464,100	$14,903
Total Value and Income Earned	1,336,140				5,464,100	14,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.2%)	Value
Asset-Backed Securities (2.8%)
	Americredit Automobile Receivables Trust
$ 50,039	2.260%, 5/15/2012	$50,131
	Carmax Auto Owner Trust Class A2
39,046	1.830%, 11/15/2012[a]	39,168
	Carmax Auto Owner Trust Class B
80,000	5.340%, 10/15/2012	80,937
	Chrysler Financial Lease Trust
29,504	1.780%, 6/15/2011[a]	29,541
	Consumer Portfolio Services, Inc.
42,693	6.480%, 7/15/2013[a,b]	44,304

	Total Asset-Backed Securities	244,081

Basic Materials (0.7%)
	Yara International ASA
50,000	7.875%, 6/11/2019[a]	59,589

	Total Basic Materials	59,589

Capital Goods (0.7%)
	Masco Corporation
60,000	5.875%, 7/15/2012	62,898

	Total Capital Goods	62,898

Collateralized Mortgage Obligations (4.1%)
	American Home Mortgage Assets Trust
116,414	1.288%, 9/25/2046[c]	66,960
	Countrywide Alternative Loan Trust
51,254	4.968%, 7/25/2035	51,329
	Credit Suisse First Boston Mortgage Securities Corporation
44,999	2.776%, 12/25/2033	12,274
	First Union National Bank
59,302	6.423%, 8/15/2033	59,948
74,895	6.223%, 12/12/2033	76,757
	GMAC Mortgage Corporation Loan Trust
54,511	5.500%, 10/25/2033	55,032
	J.P. Morgan Mortgage Trust
21,949	5.289%, 7/25/2035	21,719
	Merrill Lynch Mortgage Investors Trust
17,891	3.062%, 12/25/2035	17,863

	Total Collateralized Mortgage Obligations	361,882

Commercial Mortgage-Backed Securities (9.9%)
	Banc of America Commercial Mortgage, Inc.
66,614	6.186%, 6/11/2035	68,971
31,613	4.161%, 12/10/2042	31,970
	Federal Home Loan Mortgage Corporation
100,000	5.250%, 4/18/2016	114,388
	First Union National Bank Commercial Mortgage
12,061	6.663%, 1/12/2043	12,056
	J.P. Morgan Chase Commercial Mortgage Securities
60,000	6.162%, 5/12/2034	62,366
131,880	6.429%, 4/15/2035	133,661
76,701	5.857%, 10/12/2035	77,656
95,738	6.465%, 11/15/2035	98,297
	Morgan Stanley Dean Witter Capital I
150,000	6.550%, 7/15/2033	154,421
	PNC Mortgage Securities Corporation
34,926	6.360%, 3/12/2034	34,946
	Wachovia Bank Commercial Mortgage Trust
83,921	5.001%, 7/15/2041	84,617

	Total Commercial Mortgage- Backed Securities	873,349

Communications Services (3.1%)
	American Tower Corporation
80,000	4.500%, 1/15/2018	79,301
	Crown Castle Towers, LLC
80,000	4.883%, 8/15/2020[a]	76,887
	EchoStar DBS Corporation
50,000	6.375%, 10/1/2011	51,500
	Telefonica Emisiones SAU
60,000	2.582%, 4/26/2013	60,048

	Total Communications Services	267,736

Consumer Cyclical (4.9%)
	American Honda Finance Corporation
100,000	1.054%, 6/20/2011[a,c]	100,295
	CVS Corporation
60,000	6.125%, 8/15/2016	68,075
	CVS Pass-Through Trust
49,213	7.507%, 1/10/2032[a]	55,918
	GameStop Corporation
29,000	8.000%, 10/1/2012	29,652
	McGuire Air Force Base/Fort Dix Privatized Military Housing Project
50,000	5.611%, 9/15/2051[a]	41,778
	Ohana Military Communities, LLC
60,000	5.880%, 10/1/2051[a]	53,319
80,000	5.462%, 10/1/2026[a]	80,698

	Total Consumer Cyclical	429,735

Consumer Non-Cyclical (4.3%)
	Beckman Coulter, Inc.
80,000	6.000%, 6/1/2015	87,308
	Corn Products International, Inc.
100,000	4.625%, 11/1/2020	98,628
	Koninklijke (Royal) Philips Electronics NV
35,000	1.452%, 3/11/2011[c]	35,075
	Laboratory Corporation of America Holdings
80,000	4.625%, 11/15/2020	79,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.2%)	Value
Consumer Non-Cyclical (4.3%) - continued
	St. Jude Medical, Inc.
$80,000	2.500%, 1/15/2016	$78,969

	Total Consumer Non-Cyclical	379,258

Energy (3.8%)
	Enterprise Products Operating, LLC
75,000	7.034%, 1/15/2068	77,813
	Great River Energy
48,685	5.829%, 7/1/2017[a]	55,043
	OPTI Canada, Inc.
40,000	9.000%, 12/15/2012[a]	40,100
45,000	9.750%, 8/15/2013[a]	45,000
	Pioneer Natural Resources Company
110,000	5.875%, 7/15/2016	113,095

	Total Energy	331,051

Financials (26.1%)
	Achmea Hypotheekbank NV
60,000	0.636%, 11/3/2014[a,c]	59,705
	Agfirst Farm Credit Bank
120,000	6.585%, 6/15/2049[a,d]	92,092
	American Express Bank FSB
60,000	0.412%, 6/12/2012[c]	59,700
	Asciano Finance, Ltd.
70,000	4.625%, 9/23/2020[a]	64,918
	Australia and New Zealand Banking Group, Ltd.
50,000	0.589%, 10/21/2011[a,c]	50,072
	Bank of America Corporation
40,000	5.875%, 1/5/2021	41,384
	Bank of Nova Scotia
60,000	0.553%, 3/5/2012[c]	60,132
40,000	1.650%, 10/29/2015[a]	38,235
	Barclays Bank plc
50,000	2.500%, 9/21/2015[a]	48,187
	Comerica, Inc.
80,000	3.000%, 9/16/2015	79,086
	Credit Suisse USA, Inc.
50,000	0.484%, 8/16/2011[c]	50,053
	DnB NOR Boligkreditt
70,000	2.100%, 10/14/2015[a]	66,570
	Glitnir Banki HF
50,000	3.226%, 1/21/2011[e,f]	14,875
	Goldman Sachs Group, Inc.
50,000	5.125%, 1/15/2015	53,719
	HCP, Inc.
60,000	5.950%, 9/15/2011	61,938
	HRPT Properties Trust
50,000	0.902%, 3/16/2011[c]	49,972
	Huntington Bancshares, Inc.
60,000	7.000%, 12/15/2020	63,174
	ING Bank NV
70,000	1.609%, 10/18/2013[a,c]	69,904
	J.P. Morgan Chase & Company
70,000	0.420%, 4/1/2011[c]	70,035
80,000	0.553%, 12/26/2012[c]	80,406
100,000	1.286%, 5/15/2047[c]	77,114
	Lloyds TSB Bank plc
100,000	6.500%, 9/14/2020[a]	92,003
	MBNA Capital
100,000	1.087%, 2/1/2027[c]	69,709
	Nationwide Health Properties, Inc.
60,000	6.900%, 10/1/2037	61,297
	PACCAR Financial Corporation
70,000	0.716%, 4/5/2013[c]	69,984
	PNC Funding Corporation
40,000	0.488%, 1/31/2014[c]	39,401
	Private Export Funding Corporation
75,000	3.050%, 10/15/2014	78,996
	Royal Bank of Scotland plc
70,000	4.875%, 3/16/2015	71,605
	Stadshypotek AB
60,000	0.853%, 9/30/2013[a,c]	59,917
	State Street Bank and Trust Company
70,000	0.502%, 9/15/2011[c]	70,120
	SunTrust Bank
70,000	0.394%, 5/21/2012[c]	69,159
25,000	0.574%, 8/24/2015[c]	22,836
	TD Ameritrade Holding Corporation
70,000	4.150%, 12/1/2014	72,387
	U.S. Bank National Association
60,000	3.778%, 4/29/2020	60,875
	US AgBank FCB
50,000	6.110%, 4/10/2049[a,d]	33,196
	Wachovia Capital Trust III
120,000	5.800%, 3/15/2042[d]	104,100
	Westpac Banking Corporation
70,000	0.589%, 10/21/2011[a,c]	70,060

	Total Financials	2,296,916

Foreign Government (0.8%)
	Ontario Government Notes
75,000	0.734%, 5/22/2012[c]	75,184

	Total Foreign Government	75,184

Technology (3.6%)
	Amphenol Corporation
50,000	4.750%, 11/15/2014	53,416
	Arrow Electronics, Inc.
70,000	6.875%, 6/1/2018	78,847
	Dun & Bradstreet Corporation
60,000	2.875%, 11/15/2015	58,652
	Harris Corporation
60,000	4.400%, 12/15/2020	59,996
	National Semiconductor Corporation
70,000	3.950%, 4/15/2015	71,294

	Total Technology	322,205

Transportation (2.5%)
	APL, Ltd.
50,000	8.000%, 1/15/2024[g]	33,085
	Skyway Concession Company, LLC
50,000	0.583%, 6/30/2017[a,c]	45,333

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (93.2%)	Value
Transportation (2.5%) - continued
	Toll Road Investors Partnership II, LP
$800,000	Zero Coupon, 2/15/2043[a]	$114,400
165,841	Zero Coupon, 2/15/2045[a]	23,936

	Total Transportation	216,754

U.S. Government and Agencies (23.6%)
	Federal Home Loan Banks
60,000	5.000%, 11/17/2017	68,025
	Federal National Mortgage Association
100,000	1.250%, 6/22/2012	101,046
	U.S. Department of Housing & Urban Development
1,000,000	3.440%, 8/1/2011	1,017,792
	U.S. Treasury Bonds
375,000	4.250%, 11/15/2040	368,906
	U.S. Treasury Notes
237,000	2.625%, 11/15/2020	223,558
325,000	3.875%, 8/15/2040	299,355

	Total U.S. Government and Agencies	2,078,682

U.S. Municipals (1.4%)
	New York State Urban Development Corporation
80,000	5.838%, 3/15/2040	81,704
	Oakland, California Redevelopment Agency Tax Allocation Bonds (Central District Redevelopment) (NATL-RE Insured)
40,000	5.252%, 9/1/2016[h]	39,624

	Total U.S. Municipals	121,328

Utilities (0.9%)
	Kinder Morgan Finance Company, ULC
80,000	6.000%, 1/15/2018[a]	78,600

	Total Utilities	78,600

	Total Long-Term Fixed Income (cost $8,071,546)	8,199,248

Principal Amount	Short-Term Investments (1.1%)[i]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.200%, 3/14/2011[j,k]	99,961
	Total Short-Term Investments (at amortized cost)	99,961

	Total Investments (cost $8,171,507) 94.3%	$8,299,209

	Other Assets and Liabilities, Net 5.7%	502,869

	Total Net Assets 100.0%	$8,802,078

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $1,728,768 or 19.6% of total net assets.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Glitnir Banki HF	5/1/2008	$49,797

f	In bankruptcy. Interest is not being accrued.
g	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
h	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
k	At December 31, 2010, $99,961 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$279,772
Gross unrealized depreciation	(156,111)

Net unrealized appreciation (depreciation)	$123,661

Cost for federal income tax purposes	$8,175,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Partner Socially Responsible Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	244,081	—	244,081	—
Basic Materials	59,589	—	59,589	—
Capital Goods	62,898	—	62,898	—
Collateralized Mortgage Obligations	361,882	—	361,882	—
Commercial Mortgage-Backed
Securities	873,349	—	873,349	—
Communications Services	267,736	—	267,736	—
Consumer Cyclical	429,735	—	429,735	—
Consumer Non-Cyclical	379,258	—	379,258	—
Energy	331,051	—	331,051	—
Financials	2,296,916	—	2,296,916	—
Foreign Government	75,184	—	75,184	—
Technology	322,205	—	322,205	—
Transportation	216,754	—	183,669	33,085
U.S. Government and Agencies	2,078,682	—	2,078,682	—
U.S. Municipals	121,328	—	121,328	—
Utilities	78,600	—	78,600	—
Short-Term Investments	99,961	—	99,961	—

Total	$8,299,209	$—	$8,266,124	$33,085

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,836	5,836	—	—

Total Asset Derivatives	$5,836	$5,836	$—	$—

Liability Derivatives
Futures Contracts	24,694	24,694	—	—

Total Liability Derivatives	$24,694	$24,694	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Socially Responsible Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Transportation	—	—	(6,227)	16,312	—	23,000	—	33,085

Total	$—	$—	($6,227)	$16,312	$—	$23,000	$—	$33,085

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of ($12,915).

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(19)	March 2011	($4,159,338)	($4,159,219)	$119
5-Yr. U.S. Treasury Bond Futures	(3)	March 2011	(358,873)	(353,156)	5,717
10-Yr. U.S. Treasury Bond Futures	2	March 2011	248,846	240,875	(7,971)
20-Yr. U.S. Treasury Bond Futures	4	March 2011	505,223	488,500	(16,723)
Total Futures Contracts					($18,858)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$5,836
Total Interest Rate Contracts		5,836

Total Asset Derivatives		$5,836

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,694
Total Interest Rate Contracts		24,694

Total Liability Derivatives		$24,694

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	102,263
Total Interest Rate Contracts		102,263

Total		$102,263

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	17,349
Total Interest Rate Contracts		17,349

Total		$17,349

The following table presents Partner Socially Responsible Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts (Long Position)	$1,414,066	19.8
Interest Rate Contracts (Short Position)	$4,259,301	59.7

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Bank Loans (1.2%)[a]	Value
Basic Materials (0.1%)
	CF Industries, Inc., Term Loan
$360,435	4.250%, 4/5/2015	$361,952
	Smurfit-Stone Container Enterprises, Inc., Term Loan
1,243,750	6.750%, 1/2/2016	1,261,958

	Total Basic Materials	1,623,910

Capital Goods (0.1%)
	TransDigm Group, Inc., Term Loan
950,000	5.000%, 12/25/2016	958,522

	Total Capital Goods	958,522

Communications Services (0.5%)
	Atlantic Broadband Finance, LLC, Term Loan
1,833,913	5.000%, 11/29/2015	1,845,834
	Charter Communications Operating, LLC, Term Loan
1,046,766	7.250%, 3/16/2014	1,085,203
	Intelsat Jackson Holdings SA, Term Loan
1,890,000	3.750%, 11/29/2015	1,908,900
	Lamar Media Corporation, Term Loan
1,122,554	4.250%, 12/31/2016	1,129,918

	Total Communications Services	5,969,855

Consumer Cyclical (0.1%)
	Universal City Development Partners, Ltd., Term Loan
1,240,602	5.500%, 10/20/2014	1,251,196

	Total Consumer Cyclical	1,251,196

Consumer Non-Cyclical (0.2%)
	Dole Food Company, Term Loan
620,312	5.059%, 3/3/2017	623,749
	HCA, Inc., Term Loan
1,068,496	2.553%, 11/17/2013	1,057,619
	Michael Foods, Inc., Term Loan
1,234,217	6.250%, 6/14/2016	1,248,620

	Total Consumer Non-Cyclical	2,929,988

Financials (<0.1%)
	American General Finance Corporation, Term Loan
350,000	7.250%, 4/21/2015	354,949

	Total Financials	354,949

Technology (0.1%)
	Freescale Semiconductor, Term Loan
997,745	4.511%, 12/1/2016	962,614
	Syniverse Holdings, Inc., Term Loan
320,000	3.750%, 12/21/2017	323,600

	Total Technology	1,286,214

Utilities (0.1%)
	Calpine Corporation, Term Loan
319,973	3.145%, 3/29/2014	319,294
	New Development Holdings, LLC, Term Loan
621,992	7.000%, 4/21/2017	631,764

	Total Utilities	951,058

	Total Bank Loans (cost $15,067,869)	15,325,692

	Long-Term Fixed Income (94.7%)
Asset-Backed Securities (1.5%)
	Capitalsource Commercial Loan Trust
857,898	0.391%, 3/20/2017[b,c]	850,292
	Carrington Mortgage Loan Trust
2,200,000	0.411%, 8/25/2036[c]	1,137,123
	GMAC Mortgage Corporation Loan Trust
5,773,516	0.441%, 8/25/2035[c,d]	3,339,511
6,700,785	0.441%, 12/25/2036[c,d]	4,304,196
	Goldman Sachs Alternative Mortgage Products Trust
6,312,864	0.341%, 8/25/2036[c]	5,840,946
	IndyMac Seconds Asset-Backed Trust
858,741	0.431%, 10/25/2036[c,d]	210,042
	Renaissance Home Equity Loan Trust
3,044,382	5.746%, 5/25/2036	2,342,798
2,000,000	6.011%, 5/25/2036	1,336,606

	Total Asset-Backed Securities	19,361,514

Basic Materials (6.2%)
	ABI Escrow Corporation
1,260,000	10.250%, 10/15/2018[e]	1,379,700
	Alcoa, Inc.
3,125,000	6.150%, 8/15/2020	3,209,066
	Anglo American Capital plc
1,575,000	4.450%, 9/27/2020[e]	1,599,417
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,975,523
4,350,000	6.125%, 6/1/2018	4,634,868
2,750,000	5.250%, 8/5/2020	2,718,713
	Arch Coal, Inc.
250,000	7.250%, 10/1/2020	263,750
	Arch Western Finance, LLC
900,000	6.750%, 7/1/2013	909,000
	Ashland, Inc.
1,260,000	9.125%, 6/1/2017	1,452,150
	Atkore International, Inc.
630,000	9.875%, 1/1/2018[e]	655,200
	Celulosa Arauco y Constitucion SA
2,520,000	5.000%, 1/21/2021[e]	2,476,442
	CONSOL Energy, Inc.
510,000	8.000%, 4/1/2017[e]	543,150
1,560,000	8.250%, 4/1/2020[e]	1,684,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Basic Materials (6.2%) - continued
	Corporacion Nacional del Cobre de Chile - Codelco
$2,675,000	3.750%, 11/4/2020[e]	$2,534,656
	Domtar Corporation
1,900,000	7.125%, 8/15/2015	2,042,500
	Dow Chemical Company
3,250,000	5.900%, 2/15/2015	3,598,381
3,150,000	8.550%, 5/15/2019	3,947,731
	FMG Finance, Pty., Ltd.
1,890,000	7.000%, 11/1/2015[e]	1,937,250
	Georgia-Pacific, LLC
1,900,000	7.125%, 1/15/2017[e]	2,023,500
2,200,000	5.400%, 11/1/2020[e]	2,175,094
	Gold Fields Orogen Holding BVI, Ltd.
3,775,000	4.875%, 10/7/2020[e]	3,611,293
	International Paper Company
2,500,000	7.500%, 8/15/2021	2,952,910
1,250,000	7.300%, 11/15/2039	1,424,304
	Lyondell Chemical Company
1,920,000	11.000%, 5/1/2018	2,174,400
	Mosaic Global Holdings, Inc.
2,500,000	7.375%, 12/1/2014[e]	2,587,805
	Nalco Company
2,000,000	6.625%, 1/15/2019[e]	2,045,000
	Noble Group, Ltd.
1,250,000	4.875%, 8/5/2015[e]	1,287,272
3,150,000	6.750%, 1/29/2020[e]	3,488,697
	NOVA Chemicals Corporation
1,250,000	8.625%, 11/1/2019	1,365,625
	Novelis, Inc.
630,000	8.375%, 12/15/2017[e]	652,050
	Peabody Energy Corporation
1,250,000	7.375%, 11/1/2016	1,387,500
	Rio Tinto Finance USA, Ltd.
3,285,000	6.500%, 7/15/2018	3,829,801
1,200,000	9.000%, 5/1/2019	1,611,655
1,900,000	3.500%, 11/2/2020	1,803,611
	Rohm & Haas Company
2,500,000	7.850%, 7/15/2029	2,904,985
	Teck Resources, Ltd.
1,469,000	10.250%, 5/15/2016	1,817,888
1,250,000	4.500%, 1/15/2021	1,270,890
	Vale Overseas, Ltd.
3,125,000	6.875%, 11/10/2039	3,452,906

	Total Basic Materials	82,429,483

Capital Goods (2.5%)
	Abengoa Finance SAU
1,420,000	8.875%, 11/1/2017[e]	1,313,500
	BE Aerospace, Inc.
380,000	6.875%, 10/1/2020	392,350
	Bombardier, Inc.
950,000	7.750%, 3/15/2020[e]	1,023,625
	Case New Holland, Inc.
1,250,000	7.750%, 9/1/2013	1,343,750
1,550,000	7.875%, 12/1/2017[e]	1,693,375
	CRH America, Inc.
1,750,000	4.125%, 1/15/2016	1,738,818
1,900,000	8.125%, 7/15/2018	2,196,214
	Crown Americas, LLC
1,300,000	7.625%, 5/15/2017	1,397,500
	John Deere Capital Corporation
3,300,000	5.350%, 4/3/2018	3,646,276
	L-3 Communications Corporation
1,250,000	5.875%, 1/15/2015	1,273,437
	Owens-Brockway Glass Container, Inc.
2,550,000	6.750%, 12/1/2014	2,594,625
	Republic Services, Inc.
630,000	5.500%, 9/15/2019	687,038
1,600,000	5.000%, 3/1/2020	1,683,568
2,200,000	5.250%, 11/15/2021	2,318,540
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,727,667
	Waste Management, Inc.
4,300,000	7.375%, 3/11/2019	5,203,434
1,050,000	4.750%, 6/30/2020	1,076,598

	Total Capital Goods	32,310,315

Collateralized Mortgage Obligations (1.7%)
	Banc of America Mortgage Securities, Inc.
5,802,424	3.183%, 9/25/2035	4,940,973
	Bear Stearns Mortgage Funding Trust
1,329,240	0.541%, 8/25/2036[c]	268,500
	Countrywide Alternative Loan Trust
4,685,465	6.000%, 1/25/2037	3,335,657
	Deutsche Alt-A Securities, Inc.
3,351,934	1.098%, 4/25/2047[c]	1,994,428
	HomeBanc Mortgage Trust
2,989,442	5.942%, 4/25/2037	1,947,577
	Merrill Lynch Mortgage Investors, Inc.
4,514,437	2.752%, 6/25/2035	3,977,147
	Wachovia Mortgage Loan Trust, LLC
3,695,838	3.850%, 5/20/2036	2,799,944
	Washington Mutual Alternative Mortgage Pass-Through Certificates
6,657,497	1.078%, 2/25/2047[c]	3,194,187
	Washington Mutual Mortgage Pass-Through Certificates
965,419	0.551%, 10/25/2045[c]	814,599

	Total Collateralized Mortgage Obligations	23,273,012

Commercial Mortgage-Backed Securities (5.3%)
	Banc of America Commercial Mortgage, Inc.
3,200,000	5.689%, 4/10/2049	3,343,917
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.410%, 3/15/2022[b,c]	2,844,420
3,500,000	5.331%, 2/11/2044	3,593,772
	Citigroup Commercial Mortgage Trust
12,500,000	0.400%, 4/15/2022[c,e]	11,289,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Commercial Mortgage-Backed Securities (5.3%) - continued
	Citigroup/Deutsche Bank Commercial Mortgage
$1,900,000	5.322%, 12/11/2049	$1,969,388
	Commercial Mortgage Pass- Through Certificates
2,000,000	0.390%, 12/15/2020[b,c]	1,802,738
4,750,000	0.440%, 6/15/2022[b,c]	4,379,894
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,263,578
	Credit Suisse Mortgage Capital Certificates
7,451,782	0.430%, 10/15/2021[c,e]	7,132,958
3,250,000	5.467%, 9/15/2039	3,408,551
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
11,285,000	5.336%, 5/15/2047	11,711,878
	LB-UBS Commercial Mortgage Trust
3,200,000	5.866%, 9/15/2045	3,367,120
	Wachovia Bank Commercial Mortgage Trust
7,500,000	0.381%, 9/15/2021[b,c]	6,885,097
4,030,870	4.390%, 2/15/2041	4,070,070
	WaMu Commercial Mortgage Securities Trust
343,060	3.830%, 1/25/2035[e]	346,135

	Total Commercial Mortgage- Backed Securities	69,408,766

Communications Services (10.2%)
	Alltel Corporation
3,875,000	7.000%, 3/15/2016	4,568,009
	America Movil SAB de CV
3,800,000	5.000%, 3/30/2020	3,949,902
	American Tower Corporation
4,000,000	4.625%, 4/1/2015	4,178,752
1,250,000	4.500%, 1/15/2018	1,239,083
2,500,000	5.050%, 9/1/2020	2,458,585
	Cablevision Systems Corporation
2,250,000	8.000%, 4/15/2020	2,407,500
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,145,205
1,300,000	7.875%, 9/1/2023	1,502,491
	CCO Holdings, LLC
1,880,000	7.250%, 10/30/2017	1,908,200
	Charter Communications Operating, LLC
1,880,000	8.000%, 4/30/2012[e,f]	1,974,000
	Cincinnati Bell, Inc.
2,470,000	8.250%, 10/15/2017	2,445,300
	Clear Channel Worldwide Holdings, Inc.
1,880,000	9.250%, 12/15/2017	2,058,600
	Comcast Corporation
1,900,000	6.300%, 11/15/2017	2,175,401
2,900,000	5.700%, 5/15/2018	3,191,525
3,200,000	5.150%, 3/1/2020	3,361,101
2,700,000	6.400%, 5/15/2038	2,885,395
	Cox Communications, Inc.
3,400,000	9.375%, 1/15/2019[e]	4,447,057
2,500,000	8.375%, 3/1/2039[e]	3,239,777
	Cricket Communications, Inc.
1,890,000	7.750%, 5/15/2016	1,960,875
	Crown Castle Towers, LLC
5,000,000	4.883%, 8/15/2020[e]	4,805,405
	DIRECTV Holdings, LLC/ DIRECTV Financing Company, Inc.
2,600,000	6.375%, 6/15/2015	2,687,750
2,490,000	7.625%, 5/15/2016	2,760,788
	DISH DBS Corporation
1,875,000	7.125%, 2/1/2016	1,935,937
	Equinix, Inc.
1,800,000	8.125%, 3/1/2018	1,881,000
	Frontier Communications Corporation
1,250,000	7.875%, 4/15/2015	1,365,625
1,580,000	8.250%, 4/15/2017	1,734,050
	Inmarsat Finance plc
1,070,000	7.375%, 12/1/2017[e]	1,123,500
	Intelsat Jackson Holdings SA
940,000	7.250%, 10/15/2020[e]	949,400
	Intelsat Jackson Holdings, Ltd.
310,000	8.500%, 11/1/2019[e]	337,125
	Intelsat Subsidiary Holding Company, Ltd.
2,200,000	8.875%, 1/15/2015	2,260,500
	MetroPCS Wireless, Inc.
1,880,000	7.875%, 9/1/2018	1,950,500
	NBC Universal, Inc.
3,750,000	5.150%, 4/30/2020[e]	3,887,340
3,775,000	4.375%, 4/1/2021[e]	3,664,041
	News America, Inc.
1,900,000	7.280%, 6/30/2028	2,142,237
1,900,000	7.625%, 11/30/2028	2,214,135
2,140,000	6.400%, 12/15/2035	2,299,222
	Nextel Communications, Inc.
1,250,000	6.875%, 10/31/2013	1,253,125
1,270,000	7.375%, 8/1/2015	1,271,588
	NII Capital Corporation
1,900,000	8.875%, 12/15/2019	2,047,250
	Qwest Communications International, Inc.
1,900,000	7.125%, 4/1/2018[e]	1,966,500
	Qwest Corporation
600,000	8.375%, 5/1/2016	711,000
3,200,000	6.500%, 6/1/2017	3,472,000
	Rogers Communications, Inc.
2,410,000	8.750%, 5/1/2032	2,965,775
	SBA Tower Trust
3,500,000	5.101%, 4/15/2017[e]	3,638,782
	Sprint Capital Corporation
1,250,000	8.375%, 3/15/2012	1,321,875
	Telemar Norte Leste SA
3,800,000	5.500%, 10/23/2020[e]	3,657,500
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	3,105,433

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Communications Services (10.2%) - continued
	Time Warner Entertainment Company, LP
$1,850,000	8.375%, 3/15/2023	$2,322,897
2,600,000	8.375%, 7/15/2033	3,281,140
	UPC Holding BV
1,070,000	9.875%, 4/15/2018[e]	1,171,650
	Verizon Communications, Inc.
2,000,000	8.750%, 11/1/2018	2,611,632
1,650,000	8.950%, 3/1/2039	2,351,397
	Videotron Ltee
1,250,000	6.875%, 1/15/2014	1,265,625
	Virgin Media Finance plc
2,520,000	9.500%, 8/15/2016	2,847,600
620,000	8.375%, 10/15/2019	677,350
	Wind Acquisition Finance SA
1,250,000	11.750%, 7/15/2017[e]	1,409,375
440,000	7.250%, 2/15/2018[e]	447,700

	Total Communications Services	134,892,507

Consumer Cyclical (5.8%)
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[e]	4,235,453
	AOL Time Warner, Inc.
1,600,000	7.700%, 5/1/2032	1,953,106
	AutoZone, Inc.
3,475,000	4.000%, 11/15/2020	3,282,040
	CVS Caremark Corporation
1,850,000	6.600%, 3/15/2019	2,166,108
2,500,000	6.302%, 6/1/2037	2,409,375
	FireKeepers Development Authority
1,240,000	13.875%, 5/1/2015[e]	1,466,300
	Ford Motor Credit Company, LLC
1,900,000	7.000%, 10/1/2013	2,036,990
2,130,000	8.000%, 6/1/2014	2,346,636
1,930,000	7.000%, 4/15/2015	2,074,001
630,000	6.625%, 8/15/2017	662,124
	Goodyear Tire & Rubber Company
1,375,000	8.250%, 8/15/2020[f]	1,423,125
	Home Depot, Inc.
625,000	3.950%, 9/15/2020[f]	609,229
3,900,000	5.875%, 12/16/2036	4,056,581
	Hyatt Hotels Corporation
3,100,000	5.750%, 8/15/2015[e]	3,242,436
	Hyundai Motor Manufacturing Czech
2,525,000	4.500%, 4/15/2015[e]	2,590,938
	J.C. Penney Company, Inc.
1,950,000	5.650%, 6/1/2020	1,867,125
	Macy’s Retail Holdings, Inc.
1,630,000	8.375%, 7/15/2015	1,907,100
	MGM Resorts International
1,900,000	11.125%, 11/15/2017	2,185,000
1,300,000	9.000%, 3/15/2020[e]	1,430,000
	Nissan Motor Acceptance Corporation
4,100,000	5.625%, 3/14/2011[e]	4,138,056
	QVC, Inc.
1,270,000	7.125%, 4/15/2017[e]	1,330,325
320,000	7.375%, 10/15/2020[e]	335,200
	Rite Aid Corporation
1,250,000	10.375%, 7/15/2016	1,300,000
	Royal Caribbean Cruises, Ltd.
1,250,000	6.875%, 12/1/2013	1,325,000
	Sears Holdings Corporation
820,000	6.625%, 10/15/2018[e]	764,650
	Seminole Indian Tribe of Florida
310,000	7.750%, 10/1/2017[e]	320,075
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	2,025,750
	Time Warner, Inc.
3,200,000	6.100%, 7/15/2040	3,357,715
	Toll Bros Finance Corporation
2,000,000	6.750%, 11/1/2019	2,101,346
	Toys R Us Property Company I, LLC
1,900,000	10.750%, 7/15/2017	2,166,000
	Universal City Development Partners, Ltd.
1,270,000	8.875%, 11/15/2015	1,349,375
	Viacom, Inc.
3,100,000	6.250%, 4/30/2016	3,527,890
	Wal-Mart Stores, Inc.
5,000,000	3.250%, 10/25/2020	4,699,230
	West Corporation
1,580,000	7.875%, 1/15/2019[e]	1,607,650
	WMG Acquisition Corporation
1,250,000	9.500%, 6/15/2016	1,340,625
	Wyndham Worldwide Corporation
1,885,000	6.000%, 12/1/2016	1,972,530
530,000	5.750%, 2/1/2018	538,923

	Total Consumer Cyclical	76,144,007

Consumer Non-Cyclical (5.7%)
	Altria Group, Inc.
1,300,000	4.125%, 9/11/2015	1,359,251
1,750,000	9.700%, 11/10/2018	2,308,645
2,500,000	9.950%, 11/10/2038	3,522,830
	Anheuser-Busch InBev Worldwide, Inc.
3,125,000	5.375%, 11/15/2014[e]	3,442,978
1,900,000	6.875%, 11/15/2019[e]	2,264,846
2,550,000	5.375%, 1/15/2020	2,763,149
2,525,000	5.000%, 4/15/2020	2,668,753
	Biomet, Inc.
2,525,000	10.000%, 10/15/2017[e]	2,758,563
	Bio-Rad Laboratories, Inc.
2,525,000	4.875%, 12/15/2020	2,451,719
	Boston Scientific Corporation
3,800,000	4.500%, 1/15/2015	3,879,872
1,250,000	5.125%, 1/12/2017	1,247,688
	Celgene Corporation
2,500,000	3.950%, 10/15/2020	2,376,838
	Constellation Brands, Inc.
1,200,000	7.250%, 5/15/2017	1,270,500
	DaVita, Inc.
1,010,000	6.375%, 11/1/2018	1,004,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Consumer Non-Cyclical (5.7%) - continued
	Del Monte Corporation
$1,250,000	7.500%, 10/15/2019	$1,457,813
	Fortune Brands, Inc.
2,500,000	6.375%, 6/15/2014	2,709,415
1,300,000	5.375%, 1/15/2016	1,344,388
	Hasbro, Inc.
3,250,000	6.350%, 3/15/2040	3,288,620
	HCA, Inc.
1,250,000	9.625%, 11/15/2016	1,339,063
2,490,000	8.500%, 4/15/2019	2,726,550
1,270,000	7.250%, 9/15/2020	1,327,150
	Hershey Company
1,600,000	4.125%, 12/1/2020	1,613,597
	JBS Finance II, Ltd.
1,250,000	8.250%, 1/29/2018[e]	1,256,250
	Kraft Foods, Inc.
3,150,000	4.125%, 2/9/2016	3,306,618
3,100,000	5.375%, 2/10/2020	3,336,434
2,600,000	6.500%, 11/1/2031	2,892,102
	Life Technologies Corporation
3,000,000	3.500%, 1/15/2016	2,990,856
1,900,000	6.000%, 3/1/2020	2,035,157
	Medco Health Solutions, Inc.
3,150,000	4.125%, 9/15/2020	3,045,829
	Mylan, Inc.
2,525,000	7.875%, 7/15/2020[e]	2,720,687
	TreeHouse Foods, Inc.
1,260,000	7.750%, 3/1/2018	1,365,525
	Visant Corporation
470,000	10.000%, 10/1/2017[e]	499,375
	Warner Chilcott Company, LLC
2,360,000	7.750%, 9/15/2018[e]	2,383,600

	Total Consumer Non-Cyclical	74,959,611

Energy (8.9%)
	Anadarko Petroleum Corporation
1,900,000	5.950%, 9/15/2016	2,041,149
2,600,000	6.375%, 9/15/2017	2,832,198
	BP Capital Markets plc
2,200,000	3.125%, 10/1/2015	2,198,489
1,575,000	4.500%, 10/1/2020	1,571,203
	CenterPoint Energy Resources Corporation
6,850,000	6.125%, 11/1/2017	7,644,901
	Citgo Petroleum Corporation
940,000	11.500%, 7/1/2017[e]	1,052,800
	Coffeyville Resources, LLC
1,250,000	10.875%, 4/1/2017[e]	1,343,750
	Denbury Resources, Inc.
1,469,000	8.250%, 2/15/2020	1,593,865
	El Paso Corporation
2,000,000	7.250%, 6/1/2018	2,141,030
	Enbridge Energy Partners, LP
950,000	5.200%, 3/15/2020	995,692
3,800,000	8.050%, 10/1/2037	3,907,692
	Energy Transfer Partners, LP
5,900,000	6.700%, 7/1/2018	6,693,373
	Enterprise Products Operating, LLC
2,600,000	7.034%, 1/15/2068	2,697,500
4,000,000	6.300%, 9/15/2017	4,513,532
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,512,558
	Kinder Morgan Energy Partners, LP
1,250,000	5.950%, 2/15/2018	1,376,643
3,100,000	5.800%, 3/1/2021	3,320,853
	Linn Energy, LLC
1,880,000	7.750%, 2/1/2021[e]	1,927,000
	Magellan Midstream Partners, LP
2,700,000	6.450%, 6/1/2014	3,032,124
	Marathon Oil Canada Corporation
3,100,000	8.375%, 5/1/2012	3,372,871
	Marathon Oil Corporation
2,600,000	5.900%, 3/15/2018	2,947,937
	Nexen, Inc.
1,300,000	6.200%, 7/30/2019	1,399,808
3,075,000	6.400%, 5/15/2037	2,979,312
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	3,873,726
	Noble Holding International, Ltd.
940,000	3.450%, 8/1/2015	959,911
	NuStar Logistics, LP
3,900,000	4.800%, 9/1/2020	3,782,442
	Odebrecht Drilling Norbe VIII/IX, Ltd.
1,250,000	6.350%, 6/30/2021[e]	1,300,000
	ONEOK Partners, LP
3,250,000	6.850%, 10/15/2037	3,615,008
	Petrohawk Energy Corporation
2,200,000	10.500%, 8/1/2014	2,508,000
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,657,760
	Plains All American Pipeline, LP
2,500,000	3.950%, 9/15/2015	2,583,195
3,150,000	6.500%, 5/1/2018	3,527,285
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	2,047,650
	Precision Drilling Corporation
220,000	6.625%, 11/15/2020[e]	223,850
	QEP Resources, Inc.
630,000	6.875%, 3/1/2021	661,500
	Reliance Holdings USA, Inc.
1,900,000	4.500%, 10/19/2020[e]	1,812,891
	Rowan Companies, Inc.
2,500,000	5.000%, 9/1/2017	2,521,765
	Sandridge Energy, Inc.
1,270,000	8.000%, 6/1/2018[e,f]	1,289,050
	Southwestern Energy Company
2,000,000	7.500%, 2/1/2018	2,255,000
	Transocean, Inc.
2,200,000	4.950%, 11/15/2015	2,273,616
1,900,000	6.000%, 3/15/2018	1,995,555
	Valero Energy Corporation
3,125,000	6.125%, 2/1/2020	3,318,956
	Weatherford International, Inc.
2,245,000	6.350%, 6/15/2017	2,491,375
	Weatherford International, Ltd.
3,100,000	6.000%, 3/15/2018	3,336,648
	Williams Partners, LP
2,500,000	4.125%, 11/15/2020	2,367,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Energy (8.9%) - continued
	Woodside Finance, Ltd.
$ 3,125,000	4.500%, 11/10/2014[e]	$3,284,606

	Total Energy	117,784,042

Financials (31.6%)
	Abbey National Capital Trust I
3,090,000	8.963%, 12/29/2049[g]	3,259,950
	Aegon NV
2,600,000	2.628%, 7/29/2049[c,g]	1,582,750
	Ally Financial, Inc.
1,250,000	6.875%, 8/28/2012	1,306,250
1,300,000	7.500%, 12/31/2013	1,394,250
1,300,000	8.300%, 2/12/2015	1,430,000
1,570,000	7.500%, 9/15/2020[e]	1,646,537
	AMB Property, LP
1,950,000	4.500%, 8/15/2017[f]	1,949,904
3,150,000	4.000%, 1/15/2018	2,990,481
	American Express Credit Corporation
1,650,000	7.300%, 8/20/2013	1,859,316
3,850,000	5.125%, 8/25/2014[f]	4,151,008
3,150,000	2.750%, 9/15/2015	3,098,611
	American International Group, Inc.
3,000,000	6.400%, 12/15/2020	3,147,627
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	4,153,206
	AXA SA
3,900,000	6.463%, 12/31/2049[e,g]	3,480,750
	Axis Specialty Finance, LLC
3,250,000	5.875%, 6/1/2020	3,244,911
	BAC Capital Trust VI
3,150,000	5.625%, 3/8/2035	2,667,499
	BAC Capital Trust XI
1,300,000	6.625%, 5/23/2036	1,235,439
	Bank of America Corporation
3,200,000	6.500%, 8/1/2016[f]	3,472,298
3,300,000	5.750%, 12/1/2017	3,434,066
2,525,000	5.875%, 1/5/2021	2,612,385
1,900,000	8.000%, 12/29/2049[g]	1,914,820
	Barclays Bank plc
5,000,000	2.500%, 9/21/2015[e]	4,818,745
2,110,000	5.140%, 10/14/2020	1,898,468
3,700,000	7.434%, 9/15/2049[e,g]	3,616,750
	BBVA International Preferred SA Unipersonal
3,150,000	5.919%, 12/29/2049[g]	2,394,000
	Bear Stearns Companies, Inc.
1,900,000	6.400%, 10/2/2017	2,166,072
	Blackstone Holdings Finance Company, LLC
3,140,000	5.875%, 3/15/2021[e]	3,004,079
	BNP Paribas Home Loan Covered Bonds SA
4,400,000	2.200%, 11/2/2015[e]	4,213,968
	Boston Properties, LP
3,750,000	5.875%, 10/15/2019	4,066,680
3,150,000	4.125%, 5/15/2021	2,986,307
	Cantor Fitzgerald, LP
1,700,000	7.875%, 10/15/2019[e]	1,750,699
	Capital One Capital V
1,925,000	10.250%, 8/15/2039	2,059,750
	Capital One Financial Corporation
1,500,000	6.150%, 9/1/2016	1,623,932
	CIT Group, Inc.
3,304,731	7.000%, 5/1/2017	3,312,993
	Citigroup, Inc.
3,125,000	2.286%, 8/13/2013[c]	3,177,828
2,500,000	6.500%, 8/19/2013	2,745,147
3,125,000	6.010%, 1/15/2015	3,428,206
2,500,000	4.750%, 5/19/2015	2,617,743
2,700,000	6.125%, 5/15/2018	2,957,923
	CME Group Index Services, LLC
2,600,000	4.400%, 3/15/2018[e]	2,616,700
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019[f]	4,140,250
1,300,000	5.875%, 8/15/2020	1,294,375
	CommonWealth REIT
3,150,000	6.250%, 8/15/2016	3,286,644
	Corestates Capital Trust I
3,000,000	8.000%, 12/15/2026[e]	3,061,965
	Corporacion Andina de Fomento
2,000,000	8.125%, 6/4/2019	2,355,158
	Credit Suisse New York, NY
4,550,000	4.375%, 8/5/2020	4,467,185
	Developers Diversified Realty Corporation
1,250,000	5.375%, 10/15/2012	1,286,056
	Discover Bank
1,875,000	8.700%, 11/18/2019	2,207,089
1,705,000	7.000%, 4/15/2020	1,832,947
	DnB NOR Boligkreditt
4,400,000	2.100%, 10/14/2015[e]	4,184,387
	Duke Realty, LP
3,100,000	5.950%, 2/15/2017	3,228,579
	Endurance Specialty Holdings, Ltd.
4,200,000	6.150%, 10/15/2015	4,407,812
	ERP Operating, LP
2,500,000	5.125%, 3/15/2016	2,697,133
	Fifth Third Bancorp
2,800,000	5.450%, 1/15/2017	2,862,056
	Fifth Third Bank
3,150,000	0.394%, 5/17/2013[c]	3,027,868
	General Electric Capital Corporation
4,500,000	6.375%, 11/15/2067	4,443,750
3,150,000	2.250%, 11/9/2015	3,028,268
1,900,000	6.000%, 8/7/2019	2,113,923
2,500,000	4.375%, 9/16/2020	2,460,392
1,550,000	6.875%, 1/10/2039	1,791,273
	Genworth Financial, Inc.
2,850,000	7.200%, 2/15/2021	2,917,314
	Goldman Sachs Group, Inc.
5,800,000	6.250%, 9/1/2017	6,400,596
2,850,000	5.950%, 1/18/2018	3,091,917
2,500,000	5.375%, 3/15/2020	2,583,402
1,300,000	6.750%, 10/1/2037	1,329,115
	Health Care Property Investors, Inc.
3,100,000	5.625%, 5/1/2017	3,173,327

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Financials (31.6%) - continued
	Health Care REIT, Inc.
$ 3,200,000	6.125%, 4/15/2020	$3,368,528
3,150,000	4.950%, 1/15/2021	3,035,189
	HSBC Finance Corporation
2,045,000	6.676%, 1/15/2021[e]	2,066,025
	HSBC USA, Inc.
3,150,000	5.000%, 9/27/2020	3,049,118
	Huntington Bancshares, Inc.
950,000	7.000%, 12/15/2020	1,000,247
	Hutchinson Whampoa Finance, Ltd.
2,550,000	6.000%, 12/29/2049[e,g]	2,513,693
	Icahn Enterprises, LP
1,890,000	7.750%, 1/15/2016[e]	1,880,550
1,850,000	8.000%, 1/15/2018	1,850,000
	ING Bank NV
3,150,000	2.500%, 1/14/2016[e]	3,072,564
	ING Capital Funding Trust III
3,200,000	3.903%, 12/31/2049[c,g]	2,952,000
	International Lease Finance Corporation
3,150,000	5.300%, 5/1/2012	3,185,438
3,125,000	6.750%, 9/1/2016[e]	3,335,937
	J.P. Morgan Chase & Company
3,150,000	2.600%, 1/15/2016	3,056,357
3,125,000	4.400%, 7/22/2020	3,075,769
3,150,000	5.500%, 10/15/2040	3,219,741
4,700,000	7.900%, 4/29/2049[g]	4,996,053
	J.P. Morgan Chase Capital XXV
3,100,000	6.800%, 10/1/2037	3,196,382
	Jefferies Group, Inc.
1,250,000	3.875%, 11/9/2015	1,228,630
	KeyCorp
3,125,000	3.750%, 8/13/2015	3,135,306
	LBG Capital No. 1 plc
3,100,000	7.875%, 11/1/2020	2,821,000
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	3,074,678
1,875,000	4.750%, 10/1/2020	1,855,408
	Lloyds TSB Bank plc
2,400,000	5.800%, 1/13/2020[e]	2,369,676
3,150,000	6.500%, 9/14/2020[e]	2,898,101
	Manulife Financial Corporation
3,750,000	3.400%, 9/17/2015	3,673,238
	Merrill Lynch & Company, Inc.
5,600,000	6.875%, 4/25/2018	6,128,405
3,000,000	7.750%, 5/14/2038	3,113,484
	MetLife Capital Trust X
3,000,000	9.250%, 4/8/2038[e]	3,525,000
	Morgan Stanley
3,125,000	4.200%, 11/20/2014	3,192,609
3,125,000	4.000%, 7/24/2015	3,141,203
1,900,000	5.450%, 1/9/2017	1,970,330
2,450,000	6.625%, 4/1/2018	2,657,684
1,900,000	5.625%, 9/23/2019	1,937,398
4,700,000	5.500%, 1/26/2020	4,737,718
	MUFG Capital Finance 1, Ltd.
5,130,000	6.346%, 7/29/2049[g]	5,169,434
	National Australia Bank, Ltd.
3,150,000	4.375%, 12/10/2020[e]	3,046,825
	National City Bank
3,100,000	5.800%, 6/7/2017	3,343,964
	Nationwide Building Society
4,400,000	6.250%, 2/25/2020[e]	4,585,104
	New York Life Insurance Company
2,500,000	6.750%, 11/15/2039[e]	2,947,745
	Nordea Bank AB
2,500,000	3.700%, 11/13/2014[e]	2,576,913
	PNC Funding Corporation
3,100,000	3.000%, 5/19/2014	3,156,631
	Preferred Term Securities XXIII, Ltd.
5,469,314	0.502%, 12/22/2036[b,c]	2,871,390
	Prudential Financial, Inc.
1,250,000	6.200%, 1/15/2015	1,378,511
2,900,000	6.000%, 12/1/2017	3,219,304
3,125,000	5.375%, 6/21/2020	3,265,478
1,120,000	5.700%, 12/14/2036	1,110,959
1,425,000	6.200%, 11/15/2040	1,507,438
	Qatari Diar Finance QSC
3,100,000	5.000%, 7/21/2020[e]	3,085,281
	Rabobank Capital Funding II
2,126,000	5.260%, 12/29/2049[e,g]	2,104,608
	Regency Centers, LP
2,500,000	5.875%, 6/15/2017	2,665,763
	Regions Financial Corporation
1,875,000	5.750%, 6/15/2015	1,835,156
	Reinsurance Group of America, Inc.
4,785,000	5.625%, 3/15/2017	4,971,629
	Resona Bank, Ltd.
4,400,000	5.850%, 9/29/2049[e,g]	4,395,943
	Royal Bank of Scotland Group plc
3,150,000	5.000%, 10/1/2014	3,030,228
	Royal Bank of Scotland plc
2,500,000	4.875%, 3/16/2015	2,557,310
2,050,000	5.625%, 8/24/2020	2,038,110
	Simon Property Group, LP
2,280,000	5.750%, 12/1/2015	2,533,057
1,250,000	10.350%, 4/1/2019	1,708,999
2,000,000	5.650%, 2/1/2020	2,163,468
3,250,000	4.375%, 3/1/2021	3,211,757
	SLM Corporation
1,250,000	5.125%, 8/27/2012	1,275,940
3,200,000	5.000%, 10/1/2013	3,208,275
3,300,000	5.375%, 5/15/2014	3,316,262
	Standard Chartered plc
3,775,000	3.850%, 4/27/2015[e]	3,886,612
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/29/2049[e,g]	4,012,147
	TD Ameritrade Holding Corporation
3,775,000	5.600%, 12/1/2019	3,953,210
	UBS AG/Stamford, Connecticut
3,200,000	5.875%, 12/20/2017	3,519,443
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	2,760,408
	Unum Group
2,500,000	7.125%, 9/30/2016	2,808,025
	Wachovia Bank NA
2,025,000	4.875%, 2/1/2015	2,147,425
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,666,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Financials (31.6%) - continued
	WEA Finance, LLC
$1,500,000	7.125%, 4/15/2018[e]	$1,725,555
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,850,000	7.500%, 6/2/2014[e]	2,099,674
	Westpac Banking Corporation
3,100,000	4.200%, 2/27/2015	3,253,614
3,150,000	3.000%, 12/9/2015	3,144,087
	Willis North America, Inc.
4,600,000	6.200%, 3/28/2017	4,726,748
1,900,000	7.000%, 9/29/2019	1,980,307
	XL Capital, Ltd.
3,100,000	6.250%, 5/15/2027	3,052,961
	ZFS Finance USA Trust II
2,500,000	6.450%, 12/15/2065[e]	2,459,375

	Total Financials	417,951,596

Foreign Government (0.5%)
	Brazil Government International Bond
1,100,000	4.875%, 1/22/2021	1,122,000
	Korea Development Bank/ Republic of Korea
2,500,000	4.375%, 8/10/2015	2,572,688
	Peru Government International Bond
3,775,000	5.625%, 11/18/2050	3,491,875

	Total Foreign Government	7,186,563

Mortgage-Backed Securities (2.8%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
9,150,000	3.500%, 1/1/2026[h]	9,212,906
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
16,850,000	4.500%, 1/1/2041[h]	17,294,941
6,000,000	5.500%, 1/1/2041[h]	6,419,064
4,200,000	6.000%, 1/1/2041[h]	4,564,875

	Total Mortgage-Backed Securities	37,491,786

Technology (0.9%)
	Affiliated Computer Services, Inc.
3,100,000	5.200%, 6/1/2015	3,289,788
	CA, Inc.
3,075,000	5.375%, 12/1/2019	3,179,212
	Iron Mountain, Inc.
1,200,000	8.000%, 6/15/2020	1,260,000
	Jabil Circuit, Inc.
280,000	5.625%, 12/15/2020	275,100
	JDA Software Group, Inc.
310,000	8.000%, 12/15/2014	334,025
	Seagate HDD Cayman
1,265,000	7.750%, 12/15/2018[e]	1,280,813
	Xerox Corporation
1,250,000	6.400%, 3/15/2016	1,425,126
950,000	5.625%, 12/15/2019	1,018,342

	Total Technology	12,062,406

Transportation (2.8%)
	American Airlines Pass Through Trust
1,873,874	10.375%, 7/2/2019	2,211,172
	Avis Budget Car Rental, LLC
1,880,000	8.250%, 1/15/2019[e]	1,898,800
	Continental Airlines, Inc.
2,200,000	6.750%, 9/15/2015[e]	2,266,000
1,093,921	7.250%, 11/10/2019	1,219,722
2,073,936	5.983%, 4/19/2022	2,188,002
	CSX Corporation
1,293,000	7.900%, 5/1/2017	1,573,921
1,807,000	6.220%, 4/30/2040	1,961,744
	Delta Air Lines, Inc.
1,123,000	9.500%, 9/15/2014[e]	1,222,666
2,600,000	4.950%, 11/23/2019[f]	2,613,000
3,367,913	7.750%, 12/17/2019	3,729,963
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[e]	3,508,150
	FedEx Corporation
3,176,963	6.845%, 1/15/2019	3,264,115
1,117,289	6.720%, 1/15/2022	1,181,274
	Kansas City Southern de Mexico SA de CV
1,260,000	7.375%, 6/1/2014	1,316,700
	Navios Maritime Holdings, Inc.
1,510,000	8.875%, 11/1/2017[f]	1,634,575
	United Air Lines, Inc.
2,644,058	10.400%, 11/1/2016	3,053,887
	US Airways Group, Inc.
2,200,000	6.250%, 4/22/2023	2,205,500

	Total Transportation	37,049,191

U.S. Government and Agencies (2.4%)
	U.S. Treasury Notes
4,000,000	2.500%, 3/31/2015	4,140,320
3,150,000	1.250%, 10/31/2015	3,048,608
3,100,000	3.000%, 2/28/2017	3,196,875
4,400,000	2.750%, 5/31/2017	4,456,030
	U.S. Treasury Notes, TIPS
3,236,214	1.625%, 1/15/2018	3,463,001
7,272,388	1.875%, 7/15/2019	7,907,020
5,865,888	1.375%, 1/15/2020	6,095,942

	Total U.S. Government and Agencies	32,307,796

Utilities (5.9%)
	Abu Dhabi National Energy Company
1,600,000	6.250%, 9/16/2019[e]	1,658,082
	AES Corporation
1,565,000	7.750%, 10/15/2015	1,670,637
	Ameren Illinois Power Company
3,200,000	6.125%, 11/15/2017	3,563,104
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,899,268
	CMS Energy Corporation
2,510,000	4.250%, 9/30/2015	2,485,357
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,733,473

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Utilities (5.9%) - continued
	Commonwealth Edison Company
$ 3,500,000	7.500%, 7/1/2013	$3,988,498
1,500,000	6.150%, 9/15/2017	1,711,003
	Consolidated Natural Gas Company
1,550,000	5.000%, 12/1/2014	1,685,405
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	2,598,095
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,098,454
2,500,000	4.000%, 10/1/2020	2,339,595
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,325,564
	Inergy, LP
1,100,000	7.000%, 10/1/2018[e]	1,108,250
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[e]	3,353,814
4,000,000	6.050%, 1/31/2018[e]	4,396,356
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,178,034
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,103,951
3,200,000	5.450%, 9/15/2020	3,297,613
	NRG Energy, Inc.
2,250,000	7.375%, 2/1/2016	2,306,250
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,693,542
	Ohio Power Company
2,200,000	5.375%, 10/1/2021	2,342,472
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,822,230
	Petrobras International Finance Company
2,050,000	5.750%, 1/20/2020	2,127,014
	Power Receivables Finance, LLC
958,024	6.290%, 1/1/2012[b]	958,551
	Progress Energy, Inc.
1,075,000	7.000%, 10/30/2031	1,251,070
	PSEG Power, LLC
4,800,000	5.000%, 4/1/2014	5,150,645
	Southern Star Central Corporation
1,600,000	6.750%, 3/1/2016	1,616,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	2,715,985
	Union Electric Company
2,900,000	6.400%, 6/15/2017	3,282,551
	Williams Partners, LP
2,500,000	5.250%, 3/15/2020	2,591,500

	Total Utilities	78,052,363

	Total Long-Term Fixed Income (cost $1,213,479,780)	1,252,664,958

Shares	Mutual Funds (1.4%)
Fixed Income Mutual Funds (1.4%)
3,779,609	Thrivent High Yield Fund	18,293,310

	Total Fixed Income Mutual Funds	18,293,310

	Total Mutual Funds (cost $13,300,000)	18,293,310

	Preferred Stock (0.6%)
Financials (0.6%)
167	Ally Financial, Inc., 7.000%[e,g]	157,831
52,000	Citigroup Capital XII, 8.500%	1,375,920
30,240	Citigroup, Inc., 7.875%[i]	813,758
22,000	Citigroup, Inc., Convertible, 7.500%	3,007,180
359,990	Federal National Mortgage Association, 8.250%[g,i]	201,594
81,250	HSBC Holdings plc, 8.000%[g]	2,165,313

	Total Financials	7,721,596

	Total Preferred Stock (cost $13,307,986)	7,721,596

	Common Stock (0.1%)
Financials (0.1%)
17,331	CIT Group, Inc.[i]	816,290

	Total Financials	816,290

	Total Common Stock (cost $554,987)	816,290

Contracts	Options Purchased (<0.1%)
	Call on 10-Yr. U.S. Treasury Bond Futures
300	$122.50, expires 2/19/2011	187,500

	Total Options Purchased (cost $319,650)	187,500

	Collateral Held for Securities Loaned (1.0%)
13,325,870	Thrivent Financial Securities Lending Trust	13,325,870

	Total Collateral Held for Securities Loaned (cost $13,325,870)	13,325,870

Principal Amount	Short-Term Investments (3.8%)[j]
	Federal Home Loan Bank Discount Notes
7,235,000	0.080%, 2/10/2011[k]	7,234,357
	Federal Home Loan Mortgage Corporation Discount Notes
25,000,000	0.090%, 1/10/2011[k]	24,999,437
2,340,000	0.192%, 3/14/2011[k,l]	2,339,114
	Federal National Mortgage Association Discount Notes
8,250,000	0.090%, 2/1/2011[k]	8,249,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Short-Term Investments (3.8%)[j]	Value
	Thunder Bay Funding, Inc.
7,500,000	0.140%, 1/3/2011[k]	$7,499,942

	Total Short-Term Investments (at amortized cost)	50,322,211

	Total Investments (cost $1,319,678,353) 102.8%	$1,358,657,427

	Other Assets and Liabilities, Net (2.8%)	(36,445,471)

	Total Net Assets 100.0%	$1,322,211,956

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	857,898
Commercial Mortgage Pass- Through Certificates	5/2/2007	2,000,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	4,750,000
Power Receivables Finance, LLC	9/30/2003	957,742
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,469,314
Wachovia Bank Commercial Mortgage Trust	5/2/2007	7,500,452

c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	All or a portion of the security is insured or guaranteed.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $251,053,320 or 19.0% of total net assets.
f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
1	At December 31, 2010, $1,799,318 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$74,485,472
Gross unrealized depreciation	(35,681,514)

Net unrealized appreciation (depreciation)	$38,803,958

Cost for federal income tax purposes	$1,319,853,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Income Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,623,910	—	1,623,910	—
Capital Goods	958,522	—	958,522	—
Communications Services	5,969,855	—	5,969,855	—
Consumer Cyclical	1,251,196	—	1,251,196	—
Consumer Non-Cyclical	2,929,988	—	2,929,988	—
Financials	354,949	—	354,949	—
Technology	1,286,214	—	1,286,214	—
Utilities	951,058	—	951,058	—
Long-Term Fixed Income
Asset-Backed Securities	19,361,514	—	19,361,514	—
Basic Materials	82,429,483	—	82,429,483	—
Capital Goods	32,310,315	—	32,310,315	—
Collateralized Mortgage Obligations	23,273,012	—	23,273,012	—
Commercial Mortgage-Backed Securities	69,408,766	—	69,408,766	—
Communications Services	134,892,507	—	134,892,507	—
Consumer Cyclical	76,144,007	—	76,144,007	—
Consumer Non-Cyclical	74,959,611	—	74,959,611	—
Energy	117,784,042	—	117,784,042	—
Financials	417,951,596	—	415,080,206	2,871,390
Foreign Government	7,186,563	—	7,186,563	—
Mortgage-Backed Securities	37,491,786	—	37,491,786	—
Technology	12,062,406	—	12,062,406	—
Transportation	37,049,191	—	24,646,445	12,402,746
U.S. Government and Agencies	32,307,796	—	32,307,796	—
Utilities	78,052,363	—	78,052,363	—
Mutual Funds
Fixed Income Mutual Funds	18,293,310	18,293,310	—	—
Preferred Stock
Financials	7,721,596	7,563,765	157,831	—
Common Stock
Financials	816,290	816,290	—	—
Options Purchased	187,500	187,500	—	—
Collateral Held for Securities Loaned	13,325,870	13,325,870	—	—
Short-Term Investments	50,322,211	—	50,322,211	—

Total	$1,358,657,427	$40,186,735	$1,303,196,556	$15,274,136

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	6,253,900	6,253,900	—	—

Total Asset Derivatives	$6,253,900	$6,253,900	$—	$—

Liability Derivatives
Futures Contracts	2,174,280	2,174,280	—	—
Credit Default Swaps	139,943	—	139,943	—

Total Liability Derivatives	$2,314,223	$2,174,280	$139,943	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	12,067,475	(99,531)	182,525	—	(12,150,469)	—	—	—
Commercial Mortgage- Backed Securities	10,300,000	565,625	(300,000)	—	(10,565,625)	—	—	—
Financials	2,507,069	—	466,272	—	(101,951)	—	—	2,871,390
Transportation	14,309,188	147,354	901,290	2,004,500	(4,959,586)	—	—	12,402,746

Total	$39,183,732	$613,448	$1,250,087	$2,004,500	($27,777,631)	$—	$—	$15,274,136

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $1,406,454.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	March 2011	$68,981,040	$68,955,468	($25,572)
5-Yr. U.S. Treasury Bond Futures	(595)	March 2011	(71,119,279)	(70,042,656)	1,076,623
10-Yr. U.S. Treasury Bond Futures	(1,610)	March 2011	(199,081,652)	(193,904,375)	5,177,277
20-Yr. U.S. Treasury Bond Futures	600	March 2011	75,423,708	73,275,000	(2,148,708)
Total Futures Contracts					$4,079,620

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDS Fortune Brand, Inc., 5 Year, at 1.00%; Barclays Capital	Buy	12/20/2015	$3,150,000	($107,469)	$72,538	($34,931)
CDX IG, Series 15, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	15,700,000	5,537	(110,549)	(105,012)
Total Credit Default Swaps					($38,011)	($139,943)

1	As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$6,253,900
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	187,500
Total Interest Rate Contracts		6,441,400

Total Asset Derivatives		$6,441,400

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,174,280
Total Interest Rate Contracts		2,174,280
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	139,943
Total Credit Contracts		139,943

Total Liability Derivatives		$2,314,223

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	14,833
Total Equity Contracts		14,833
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	549
Total Foreign Exchange Contracts		549
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(511,650)
Futures	Net realized gains/(losses) on Futures contracts	(8,982,504)
Total Interest Rate Contracts		(9,494,154)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,061,794)
Total Credit Contracts		(1,061,794)

Total		($10,540,566)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,758,892
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(132,150)
Total Interest Rate Contracts		2,626,742
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(470,282)
Total Credit Contracts		(470,282)

Total		$2,156,460

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$380,941	<0.1%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	400,648,154	31.3	N/A	N/A	N/A	N/A	188
Foreign Exchange Contracts	N/A	N/A	$924	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$18,433,523	1.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
High Yield Fund	$17,310,611	$—	$—	3,779,609	$18,293,310	$1,446,685
Thrivent Financial Securities Lending Trust	7,956,950	259,171,827	253,802,907	13,325,870	13,325,870	25,809
Total Value and Income Earned	25,267,561				31,619,180	1,472,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (108.4%)	Value
Asset-Backed Securities (3.6%)
	Countrywide Asset-Backed Certificates
$629,705	5.549%, 8/25/2021[a]	$503,899
	Countrywide Home Loans, Inc.
530,192	6.085%, 6/25/2021[a]	218,542
	Credit Based Asset Servicing and Securitization, LLC
423,742	5.501%, 12/25/2036	298,665
	First Horizon ABS Trust
1,392,770	0.391%, 10/25/2026[a,b]	1,037,395
1,207,510	0.421%, 10/25/2034[a,b]	622,203
	GMAC Mortgage Corporation Loan Trust
1,443,379	0.441%, 8/25/2035[a,b]	834,878
1,748,031	0.441%, 12/25/2036[a,b]	1,122,834
	Green Tree Financial Corporation
24,890	6.330%, 11/1/2029	25,229
	IndyMac Seconds Asset-Backed Trust
572,494	0.431%, 10/25/2036[a,b]	140,028
	Wachovia Asset Securitization, Inc.
1,461,237	0.401%, 7/25/2037[a,b,c]	1,095,928

	Total Asset-Backed Securities	5,899,601

Basic Materials (0.9%)
	Corporacion Nacional del Cobre de Chile - Codelco
300,000	6.375%, 11/30/2012[d]	326,038
	Dow Chemical Company
27,000	7.375%, 11/1/2029	32,457
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	537,252
	Vale Overseas, Ltd.
500,000	4.625%, 9/15/2020	495,042

	Total Basic Materials	1,390,789

Capital Goods (1.2%)
	General Electric Company
600,000	5.000%, 2/1/2013	641,384
	John Deere Capital Corporation
350,000	7.000%, 3/15/2012	375,673
	Republic Services, Inc.
500,000	5.250%, 11/15/2021	526,941
	United Technologies Corporation
275,000	6.050%, 6/1/2036	310,504

	Total Capital Goods	1,854,502

Collateralized Mortgage Obligations (1.3%)
	Bear Stearns Mortgage Funding Trust
284,837	0.541%, 8/25/2036[b]	57,535
	Merrill Lynch Mortgage Investors, Inc.
1,128,609	2.752%, 6/25/2035	994,287
	Thornburg Mortgage Securities Trust
953,155	0.371%, 11/25/2046[b]	940,012

	Total Collateralized Mortgage Obligations	1,991,834

Commercial Mortgage-Backed Securities (8.5%)
	Banc of America Commercial Mortgage, Inc.
645,000	5.658%, 6/10/2049	661,994
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.410%, 3/15/2022[b,c]	2,370,350
	Commercial Mortgage Pass- Through Certificates
2,500,000	0.390%, 12/15/2020[b,c]	2,253,423
500,000	5.306%, 12/10/2046	521,493
	Credit Suisse Mortgage Capital Certificates
2,483,927	0.430%, 10/15/2021[b,d]	2,377,653
235,000	5.467%, 9/15/2039	246,464
	General Electric Commercial Mortgage Corporation
787,713	4.641%, 3/10/2040	811,559
	GS Mortgage Securities Corporation II
2,000,000	1.390%, 3/6/2020[b,d]	1,926,418
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,300,000	5.336%, 5/15/2047	1,349,175
	LB-UBS Commercial Mortgage Trust
900,000	4.786%, 10/15/2029	943,350
338,867	4.553%, 7/15/2030	339,473

	Total Commercial Mortgage- Backed Securities	13,801,352

Communications Services (2.0%)
	America Movil SAB de CV
350,000	5.000%, 3/30/2020	363,807
	AT&T, Inc.
300,000	6.400%, 5/15/2038	318,901
	BellSouth Corporation
27,000	6.875%, 10/15/2031	29,272
	CBS Corporation
350,000	7.875%, 9/1/2023	404,517
	Cox Communications, Inc.
135,000	6.450%, 12/1/2036[d]	143,850
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[d]	485,358
	News America, Inc.
275,000	6.400%, 12/15/2035	295,461
	Telecom Italia Capital SA
800,000	5.250%, 10/1/2015	819,086
	Time Warner Cable, Inc.
300,000	7.300%, 7/1/2038	350,794
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	33,495

	Total Communications Services	3,244,541

Consumer Cyclical (1.1%)
	AOL Time Warner, Inc.
27,000	7.625%, 4/15/2031	32,823
	Daimler Finance NA, LLC
27,000	8.500%, 1/18/2031	36,078

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (108.4%)	Value
Consumer Cyclical (1.1%) - continued
	Target Corporation
$ 27,000	7.000%, 7/15/2031	$32,279
	Toyota Motor Credit Corporation
325,000	4.500%, 6/17/2020	339,676
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	679,600
	Walt Disney Company
500,000	5.625%, 9/15/2016	575,911

	Total Consumer Cyclical	1,696,367

Consumer Non-Cyclical (1.7%)
	AmerisourceBergen Corporation
500,000	4.875%, 11/15/2019	509,884
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	275,611
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	354,572
	Kellogg Company
600,000	4.250%, 3/6/2013	636,838
27,000	7.450%, 4/1/2031	33,837
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	30,034
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	348,206
	Wyeth
550,000	6.000%, 2/15/2036	611,263

	Total Consumer Non-Cyclical	2,800,245

Energy (0.9%)
	Anadarko Finance Company
27,000	7.500%, 5/1/2031	29,855
	Conoco, Inc.
27,000	6.950%, 4/15/2029	33,183
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	35,598
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	510,511
	Petro-Canada
300,000	6.800%, 5/15/2038	341,732
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	532,863

	Total Energy	1,483,742

Financials (8.9%)
	African Development Bank
250,000	6.875%, 10/15/2015	294,868
	AIG SunAmerica Global Financing VI
500,000	6.300%, 5/10/2011[d]	507,500
	AXA SA
27,000	8.600%, 12/15/2030	30,254
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	261,343
	Bank of America Corporation
500,000	6.500%, 8/1/2016	542,547
	Barclays Bank plc
500,000	2.500%, 1/23/2013	508,118
300,000	5.000%, 9/22/2016	317,460
	BNP Paribas SA
1,100,000	5.186%, 6/29/2049[d,e]	1,001,000
	Chubb Corporation
600,000	6.500%, 5/15/2038	684,313
	Citigroup, Inc.
500,000	2.286%, 8/13/2013[b]	508,453
250,000	4.700%, 5/29/2015	259,208
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	493,073
	Goldman Sachs Group, Inc.
950,000	6.600%, 1/15/2012	1,004,590
	Health Care REIT, Inc.
450,000	6.125%, 4/15/2020	473,699
	HSBC Finance Corporation
650,000	6.375%, 11/27/2012	704,707
559,000	6.676%, 1/15/2021[d]	564,747
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	324,395
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	859,562
	J.P. Morgan Chase & Company
500,000	2.600%, 1/15/2016	485,136
	Lloyds TSB Bank plc
350,000	5.800%, 1/13/2020[d]	345,578
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	199,122
	Merrill Lynch & Company, Inc.
475,000	5.000%, 2/3/2014	491,582
	MetLife, Inc.
200,000	5.000%, 6/15/2015	216,601
	Morgan Stanley Dean Witter & Company
850,000	6.750%, 4/15/2011	864,181
	Northern Trust Corporation
500,000	3.450%, 11/4/2020	478,600
	Preferred Term Securities XXIII, Ltd.
1,171,996	0.502%, 12/22/2036[b,c]	615,298
	ProLogis
200,000	6.875%, 3/15/2020	212,345
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	272,780
	Rabobank Nederland NV
350,000	4.750%, 1/15/2020[d]	362,392
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	530,228
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[f]	625

	Total Financials	14,414,305

Foreign Government (2.2%)
	Chile Government International Bond
350,000	3.875%, 8/5/2020[g]	344,071
	Finland Government International Bond
500,000	1.250%, 10/19/2015[d]	481,817
	Hydro-Quebec
27,000	8.400%, 1/15/2022	37,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (108.4%)	Value
Foreign Government (2.2%) - continued
	Italy Government International Bond
$600,000	6.000%, 2/22/2011	$600,482
200,000	4.375%, 6/15/2013	208,087
700,000	5.375%, 6/12/2017	718,141
	Nova Scotia Government Notes
250,000	7.250%, 7/27/2013	287,039
	Quebec Government Notes
400,000	4.875%, 5/5/2014	442,693
400,000	7.500%, 7/15/2023	526,043

	Total Foreign Government	3,645,581

Mortgage-Backed Securities (32.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,935	6.500%, 10/1/2012	2,110
1,564	6.500%, 1/1/2013	1,705
1,490	6.000%, 9/1/2013	1,620
2,186	5.500%, 3/1/2014	2,344
10,285	6.000%, 4/1/2014	11,187
4,008	7.000%, 10/1/2014	4,344
6,931	6.500%, 3/1/2016	7,556
15,426	6.000%, 6/1/2016	16,807
16,338	6.000%, 9/1/2016	17,800
189,110	7.000%, 6/1/2017	206,921
260,883	5.500%, 12/1/2017	280,082
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,485	6.500%, 4/1/2024	5,023
5,253	7.000%, 5/1/2024	5,949
1,248	7.500%, 8/1/2025	1,426
14,602	8.500%, 11/1/2025	17,285
1,805	8.000%, 1/1/2026	2,109
2,065	7.000%, 4/1/2027	2,347
2,918	7.500%, 7/1/2027	3,336
4,594	7.000%, 8/1/2027	5,221
2,821	7.500%, 10/1/2027	3,228
3,499	7.000%, 5/1/2028	3,980
18,984	6.000%, 8/1/2028	20,863
7,227	6.500%, 2/1/2029	8,126
16,818	6.000%, 3/1/2029	18,483
10,254	7.000%, 7/1/2029	11,671
11,207	7.500%, 10/1/2029	12,848
4,756	7.500%, 11/1/2029	5,453
5,992	6.500%, 5/1/2031	6,738
35,162	6.000%, 6/1/2031	38,643
8,242	7.000%, 6/1/2031	9,392
9,199	7.000%, 6/1/2031	10,483
23,638	6.000%, 7/1/2031	25,978
9,130	7.000%, 9/1/2031	10,404
27,260	6.500%, 10/1/2031	30,652
150,736	6.000%, 1/1/2032	165,658
30,202	6.000%, 1/1/2032	33,192
15,536	7.000%, 5/1/2032	17,712
176,285	6.500%, 7/1/2032	198,217
142,694	6.500%, 10/1/2032	160,447
230,160	6.000%, 11/1/2032	252,943
7,000,000	5.000%, 1/1/2041[h]	7,341,250
7,250,000	6.000%, 1/1/2041[h]	7,852,656
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
136	6.000%, 4/1/2011	148
84	7.500%, 7/1/2011	86
759	8.000%, 7/1/2012	804
1,320	6.500%, 12/1/2012	1,439
3,211	6.500%, 6/1/2013	3,500
7,432	6.000%, 12/1/2013	8,076
11,650,000	3.500%, 1/1/2026[h]	11,730,094
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,757	10.500%, 8/1/2020	5,457
3,965	8.000%, 12/1/2024	4,581
4,497	7.000%, 10/1/2025	5,098
19,841	6.500%, 11/1/2025	22,224
786	8.500%, 12/1/2025	912
3,945	7.500%, 1/1/2026	4,507
5,394	6.500%, 5/1/2026	6,049
3,067	8.000%, 9/1/2026	3,546
4,968	7.500%, 2/1/2027	5,683
3,568	7.000%, 3/1/2027	4,050
5,927	6.500%, 8/1/2027	6,645
4,556	9.000%, 11/1/2027	5,309
1,996	7.000%, 1/1/2028	2,268
47,066	7.500%, 2/1/2028	53,888
4,805	6.000%, 5/1/2028	5,293
2,807	6.500%, 9/1/2028	3,157
10,669	7.000%, 10/1/2028	12,131
29,607	7.500%, 11/1/2028	33,864
8,450	6.500%, 2/1/2029	9,501
27,881	6.000%, 3/1/2029	30,714
14,721	7.000%, 3/1/2029	16,751
32,821	6.500%, 4/1/2029	36,904
3,365	6.500%, 8/1/2029	3,784
9,309	7.500%, 8/1/2029	10,676
7,440	7.000%, 10/1/2029	8,465
9,668	7.500%, 12/1/2029	11,087
5,059	8.000%, 4/1/2030	5,851
2,427	7.500%, 12/1/2030	2,785
59,543	6.000%, 5/1/2031	65,593
126,391	6.500%, 4/1/2032	142,116
94,874	6.500%, 5/1/2032	106,678
67,741	7.000%, 5/1/2032	77,208
411,369	6.500%, 7/1/2032	462,550
175,077	6.500%, 8/1/2032	196,859
10,650,000	4.500%, 1/1/2041[h]	10,931,224
10,000,000	5.500%, 1/1/2041[h]	10,698,440
	Government National Mortgage Association 15-Yr. Pass Through
8,829	7.000%, 9/15/2013	9,416
	Government National Mortgage Association 30-Yr. Pass Through
5,067	7.500%, 3/15/2023	5,842
1,972	7.000%, 1/15/2024	2,253
2,505	9.000%, 9/15/2024	2,973
6,141	8.000%, 6/15/2025	7,252
1,858	8.000%, 9/15/2026	2,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (108.4%)	Value
Mortgage-Backed Securities (32.3%) - continued
$7,954	7.500%, 10/15/2027	$9,180
6,949	7.000%, 11/15/2027	7,957
3,639	7.000%, 1/15/2028	4,169
8,321	6.500%, 7/15/2028	9,448
6,703	7.000%, 8/15/2028	7,680
48,549	7.500%, 11/15/2028	56,082
9,238	6.500%, 12/15/2028	10,488
31,626	6.500%, 3/15/2029	35,906
3,040	6.500%, 4/15/2029	3,451
6,712	8.000%, 10/15/2030	7,949
11,248	7.500%, 1/15/2031	13,037
4,755	7.000%, 4/15/2031	5,455
19,459	6.500%, 6/15/2031	22,093
18,453	7.000%, 9/15/2031	21,169
202,631	6.500%, 1/15/2032	230,053
28,508	6.500%, 4/15/2032	32,366

	Total Mortgage-Backed Securities	52,086,594

Technology (0.3%)
	International Business Machines Corporation
500,000	1.000%, 8/5/2013	498,175

	Total Technology	498,175

Transportation (0.6%)
	Delta Air Lines, Inc.
300,000	4.950%, 11/23/2019	301,500
	Union Pacific Corporation
500,000	7.000%, 2/1/2016	588,849

	Total Transportation	890,349

U.S. Government and Agencies (41.1%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,004,315
	Federal Home Loan Banks
1,000,000	3.625%, 5/29/2013	1,065,741
850,000	4.500%, 9/16/2013	928,166
1,000,000	3.625%, 10/18/2013	1,067,808
3,750,000	5.000%, 11/17/2017	4,251,547
	Federal Home Loan Mortgage Corporation
2,500,000	0.375%, 11/30/2012	2,485,117
500,000	3.750%, 6/28/2013	535,476
1,700,000	5.125%, 11/17/2017	1,935,810
350,000	6.750%, 3/15/2031	448,158
	Federal National Mortgage Association
500,000	5.960%, 9/11/2028	578,422
100,000	6.250%, 5/15/2029	122,686
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	271,138
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	277,999
350,000	5.250%, 9/15/2039	370,026
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	2,865,235
1,525,000	4.625%, 2/15/2040	1,597,438
	U.S. Treasury Notes
500,000	4.375%, 8/15/2012	531,640
4,500,000	0.375%, 8/31/2012	4,491,913
3,000,000	1.125%, 6/15/2013	3,024,600
1,000,000	1.000%, 7/15/2013	1,004,920
2,750,000	2.000%, 11/30/2013	2,831,210
1,500,000	2.250%, 5/31/2014	1,551,680
2,500,000	4.250%, 8/15/2014	2,757,812
3,000,000	2.375%, 8/31/2014	3,107,814
2,500,000	1.250%, 8/31/2015	2,431,445
3,150,000	1.250%, 10/31/2015	3,048,608
4,000,000	2.625%, 2/29/2016	4,105,312
1,500,000	2.750%, 11/30/2016	1,531,055
5,250,000	3.000%, 2/28/2017	5,414,063
1,750,000	3.250%, 3/31/2017	1,827,656
1,000,000	2.250%, 11/30/2017	972,422
5,000,000	3.625%, 8/15/2019	5,223,440
2,250,000	3.500%, 5/15/2020	2,304,855
500,000	3.500%, 2/15/2039	430,860

	Total U.S. Government and Agencies	66,396,387

U.S. Municipals (0.2%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
350,000	5.720%, 12/1/2038	347,746

	Total U.S. Municipals	347,746

Utilities (1.6%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	421,978
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	284,114
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	28,462
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	34,179
	Oncor Electric Delivery Company
475,000	6.375%, 1/15/2015	538,651
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	298,216
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	465,514
	Southern California Edison Company
225,000	5.000%, 1/15/2014	244,866
	Xcel Energy, Inc.
275,000	6.500%, 7/1/2036	307,132

	Total Utilities	2,623,112

	Total Long-Term Fixed Income (cost $176,316,758)	175,065,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Shares	Collateral Held for Securities Loaned (0.2%)	Value
357,000	Thrivent Financial Securities Lending Trust	$357,000

	Total Collateral Held for Securities Loaned (cost $357,000)	357,000

Principal Amount	Short-Term Investments (20.5%)[i]
	Federal National Mortgage Association Discount Notes
29,000,000	0.090%, 1/10/2011[j]	28,999,347
4,000,000	0.090%, 2/1/2011[j]	3,999,690

	Total Short-Term Investments (at amortized cost)	32,999,037

	Total Investments (cost $209,672,795) 129.1%	$208,421,259

	Other Assets and Liabilities, Net (29.1%)	(47,034,429)

	Total Net Assets 100.0%	$161,386,830

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,500,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,171,996
Wachovia Asset Securitization, Inc.	3/16/2007	1,461,237

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $8,522,351 or 5.3% of total net assets.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Defaulted security. Interest is not being accrued.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,814,926
Gross unrealized depreciation	(6,132,667)

Net unrealized appreciation (depreciation)	$(1,317,741)

Cost for federal income tax purposes	$209,739,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Bond Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	5,899,601	—	4,803,673	1,095,928
Basic Materials	1,390,789	—	1,390,789	—
Capital Goods	1,854,502	—	1,854,502	—
Collateralized Mortgage Obligations	1,991,834	—	1,991,834	—
Commercial Mortgage-Backed
Securities	13,801,352	—	13,801,352	—
Communications Services	3,244,541	—	3,244,541	—
Consumer Cyclical	1,696,367	—	1,696,367	—
Consumer Non-Cyclical	2,800,245	—	2,800,245	—
Energy	1,483,742	—	1,483,742	—
Financials	14,414,305	—	13,799,007	615,298
Foreign Government	3,645,581	—	3,645,581	—
Mortgage-Backed Securities	52,086,594	—	52,086,594	—
Technology	498,175	—	498,175	—
Transportation	890,349	—	890,349	—
U.S. Government and Agencies	66,396,387	—	66,396,387	—
U.S. Municipals	347,746	—	347,746	—
Utilities	2,623,112	—	2,623,112	—
Collateral Held for Securities Loaned	357,000	357,000	—	—
Short-Term Investments	32,999,037	—	32,999,037	—
Total	$208,421,259	$357,000	$206,353,033	$1,711,226

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income Asset-Backed Securities	838,603	—	501,467	—	(244,142)	—	—	1,095,928
Financials	537,229	—	99,916	—	(21,847)	—	—	615,298

Total	$1,375,832	$—	$601,383	$—	($265,989)	$—	$—	$1,711,226

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $465,279.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010- December 31, 2010
Thrivent Financial Securities Lending Trust	$6,634,075	$14,482,575	$20,759,650	357,000	$357,000	$1,181
Total Value and Income Earned	6,634,075				357,000	1,181

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Asset-Backed Securities (13.3%)
	Bank of America Auto Trust
$6,500,000	1.390%, 3/15/2014[a]	$6,536,367
	Carmax Auto Owner Trust
4,100,056	4.120%, 3/15/2013	4,171,561
	Carrington Mortgage Loan Trust
1,400,000	0.411%, 8/25/2036[b]	723,624
	Chrysler Financial Auto Securitization
5,963,597	2.820%, 1/15/2016	6,058,627
	Chrysler Financial Lease Trust
1,721,042	1.780%, 6/15/2011[a]	1,723,228
	CIT Equipment
3,610,416	3.070%, 8/15/2016[a]	3,647,485
	Citibank Omni Master Trust
6,000,000	2.360%, 5/16/2016[a,b]	6,074,358
	CNH Equipment Trust
3,350,000	7.210%, 12/16/2013	3,603,324
	Countrywide Asset-Backed Certificates
1,259,410	5.549%, 8/25/2021[c]	1,007,798
	Countrywide Home Loans, Inc.
3,181,154	6.085%, 6/25/2021[c]	1,311,249
	Credit Based Asset Servicing and Securitization, LLC
2,033,961	5.501%, 12/25/2036	1,433,593
	Discover Card Master Trust
9,500,000	0.910%, 9/15/2015[b]	9,548,469
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
889,969	0.391%, 9/25/2029[b,c]	666,325
	First National Master Note Trust
7,000,000	1.610%, 5/15/2014[b]	6,998,677
	Ford Credit Auto Owner Trust
4,489,029	3.960%, 5/15/2013	4,566,747
	GE Capital Credit Card Master Note Trust
7,800,000	2.540%, 9/15/2014	7,893,717
7,000,000	3.690%, 7/15/2015	7,271,362
	GMAC Mortgage Corporation Loan Trust
1,732,055	0.441%, 8/25/2035[b,c]	1,001,853
2,718,786	5.750%, 10/25/2036[c]	1,693,605
4,078,739	0.441%, 12/25/2036[b,c]	2,619,945
	Goldman Sachs Alternative Mortgage Products Trust
4,229,619	0.341%, 8/25/2036[b]	3,913,434
	GSAMP Trust
3,632,792	0.441%, 2/25/2036[b]	3,152,188
	Harley-Davidson Motorcycle Trust
3,230,707	3.190%, 11/15/2013	3,275,013
	Honda Auto Receivables Owner Trust
5,500,000	4.430%, 7/15/2015	5,795,784
	Household Home Equity Loan Trust
2,482,371	5.320%, 3/20/2036	2,486,035
	John Deere Owner Trust
3,500,000	3.960%, 5/16/2016	3,645,631

	Merrill Auto Trust Securitization
1,780,755	5.500%, 3/15/2012	1,790,742
	Mortgage Equity Conversion Asset Trust
6,214,862	0.750%, 1/25/2042[b,d]	5,857,508
6,156,364	0.720%, 2/25/2042[b,d]	5,885,484
	Nissan Auto Receivables Owner Trust
5,187,209	4.280%, 6/16/2014	5,301,318
6,000,000	4.740%, 8/17/2015	6,358,632
	Renaissance Home Equity Loan Trust
3,844,290	5.608%, 5/25/2036	3,333,034
1,250,000	5.285%, 1/25/2037	984,304
	Santander Drive Auto Receivables Trust
8,500,000	0.950%, 8/15/2013	8,509,919
	USAA Auto Owner Trust
5,500,000	4.770%, 9/15/2014	5,818,428
	Volkswagen Auto Lease Trust
5,533,101	3.410%, 4/16/2012	5,591,884
	Volkswagen Auto Loan Enhanced Trust
2,500,000	1.310%, 1/20/2014	2,513,240
	Wachovia Asset Securitization, Inc.
1,826,546	0.401%, 7/25/2037[b,c,d]	1,369,910
	World Financial Network Credit Card
9,000,000	4.600%, 9/15/2015	9,252,567
	World Omni Auto Receivables Trust
4,500,000	1.340%, 12/16/2013	4,529,466
2,000,000	5.120%, 5/15/2014	2,125,606
	World Omni Automobile Lease Securitization Trust
5,118,875	1.020%, 1/16/2012	5,124,618

	Total Asset-Backed Securities	175,166,659

Basic Materials (1.4%)
	Anglo American Capital plc
3,000,000	2.150%, 9/27/2013[a]	3,025,794
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,975,523
3,250,000	3.750%, 8/5/2015	3,277,059
	Dow Chemical Company
2,500,000	4.850%, 8/15/2012	2,635,448
2,000,000	2.500%, 2/15/2016	1,920,900
	Noble Group, Ltd.
2,000,000	4.875%, 8/5/2015[a]	2,059,636
	Rio Tinto Finance USA, Ltd.
2,000,000	9.000%, 5/1/2019	2,686,092

	Total Basic Materials	18,580,452

Capital Goods (1.3%)
	CRH America, Inc.
2,000,000	4.125%, 1/15/2016	1,987,220
	Hutchinson Whampoa Finance, Ltd.
3,300,000	4.625%, 9/11/2015[a]	3,464,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Capital Goods (1.3%) - continued
	L-3 Communications Corporation
$4,000,000	5.875%, 1/15/2015	$4,075,000
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,945,881
	Tyco International Finance SA
1,500,000	4.125%, 10/15/2014	1,590,585
	Waste Management, Inc.
2,350,000	6.375%, 3/11/2015	2,675,172

	Total Capital Goods	16,738,468

Collateralized Mortgage Obligations (4.0%)
	American Home Mortgage Assets Trust
3,697,808	1.248%, 11/25/2046[b]	1,822,339
	Banc of America Mortgage Securities, Inc.
1,692,374	3.183%, 9/25/2035	1,441,117
	Bear Stearns Adjustable Rate Mortgage Trust
2,087,352	2.560%, 10/25/2035[b]	1,865,316
	Chase Mortgage Finance Corporation
1,321,389	5.398%, 1/25/2036	341,216
	Countrywide Alternative Loan Trust
2,795,937	5.500%, 11/25/2035	2,686,070
1,838,459	5.500%, 2/25/2036	1,610,338
2,231,174	6.000%, 1/25/2037	1,588,408
	Countrywide Home Loans, Inc.
2,954,839	4.076%, 3/20/2036	1,773,896
2,845,019	5.448%, 9/20/2036	1,767,789
	Deutsche Alt-A Securities, Inc.
4,692,707	1.098%, 4/25/2047[b]	2,792,199
	GSR Mortgage Loan Trust
4,695,201	0.451%, 8/25/2046[b]	3,936,696
	HomeBanc Mortgage Trust
2,079,612	5.942%, 4/25/2037	1,354,836
	Impac CMB Trust
1,162,166	0.781%, 4/25/2035[b]	891,061
823,630	0.581%, 8/25/2035[b]	633,114
	J.P. Morgan Alternative Loan Trust
4,581,070	5.013%, 3/25/2036	2,989,986
	J.P. Morgan Mortgage Trust
1,852,561	5.692%, 6/25/2036	1,806,375
935,141	5.759%, 10/25/2036	848,716
	Merrill Lynch Mortgage Investors, Inc.
2,482,941	2.752%, 6/25/2035	2,187,431
	Residential Accredit Loans, Inc.
1,945,660	3.862%, 9/25/2035	1,346,204
	Thornburg Mortgage Securities Trust
1,334,418	0.371%, 11/25/2046[b]	1,316,017
	Wachovia Mortgage Loan Trust, LLC
2,239,902	3.850%, 5/20/2036	1,696,936
	WaMu Mortgage Pass Through Certificates
4,083,662	1.208%, 10/25/2046[b]	2,692,077
3,955,010	1.148%, 12/25/2046[b]	2,558,571
4,187,809	1.068%, 1/25/2047[b]	2,545,924
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,804,494	1.248%, 9/25/2046[b]	1,788,713
5,695,858	1.078%, 2/25/2047[b]	2,732,805
	Washington Mutual Mortgage Pass-Through Certificates
1,379,170	0.551%, 10/25/2045[b]	1,163,712
	Wells Fargo Mortgage Backed Securities Trust
1,774,754	3.876%, 3/25/2036	1,569,160
641,345	3.921%, 3/25/2036	566,916

	Total Collateralized Mortgage Obligations	52,313,938

Commercial Mortgage-Backed Securities (8.5%)
	Banc of America Large Loan, Inc.
1,889,451	0.370%, 10/15/2019[a,b]	1,836,998
	Bear Stearns Commercial Mortgage Securities, Inc.
6,750,000	5.613%, 6/11/2050	7,036,477
4,000,000	0.410%, 3/15/2022[b,d]	3,792,560
2,000,000	5.665%, 6/11/2040	2,109,558
4,911,002	5.422%, 9/11/2042	5,034,140
4,000,000	5.205%, 2/11/2044	4,084,880
2,000,000	5.331%, 2/11/2044	2,053,584
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,109,560
	Commercial Mortgage Pass-Through Certificates
4,000,000	0.440%, 6/15/2022[b,d]	3,688,332
1,500,000	5.306%, 12/10/2046	1,564,479
	Credit Suisse First Boston Mortgage Securities Corporation
6,648,013	4.691%, 4/15/2037	6,667,691
	Credit Suisse Mortgage Capital Certificates
4,000,000	5.467%, 9/15/2039	4,195,140
	Government National Mortgage Association
6,431,443	2.870%, 3/16/2051	6,624,535
10,907,262	2.164%, 3/16/2033	11,039,687
10,856,819	3.214%, 1/16/2040	11,231,987
	Greenwich Capital Commercial Funding Corporation
3,000,000	5.074%, 1/5/2036	3,098,883
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,500,000	5.429%, 12/12/2043	6,890,377
3,000,000	5.336%, 5/15/2047	3,113,481
	LB-UBS Commercial Mortgage Trust
1,446,309	4.567%, 6/15/2029	1,450,065
8,028,579	5.303%, 2/15/2040	8,252,304
2,500,000	5.866%, 9/15/2045	2,630,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Commercial Mortgage-Backed Securities (8.5%) - continued
	Morgan Stanley Capital I, Inc.
$7,000,000	4.970%, 4/14/2040	$7,442,456
	Wachovia Bank Commercial Mortgage Trust
1,404,136	3.894%, 11/15/2035	1,405,517
2,500,000	5.765%, 7/15/2045	2,689,350
	WaMu Commercial Mortgage Securities Trust
716,137	3.830%, 1/25/2035[a]	722,556

	Total Commercial Mortgage-Backed Securities	111,765,160

Communications Services (3.6%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,902,517
	CBS Corporation
2,500,000	8.875%, 5/15/2019	3,145,205
	Crown Castle Towers, LLC
3,250,000	4.523%, 1/15/2015[a]	3,377,094
2,500,000	3.214%, 8/15/2015[a]	2,461,053
1,650,000	4.174%, 8/15/2017[a]	1,601,681
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
4,500,000	3.125%, 2/15/2016	4,439,997
	NBC Universal, Inc.
4,000,000	2.100%, 4/1/2014[a]	3,988,148
	Qwest Corporation
5,000,000	8.875%, 3/15/2012	5,406,250
	Rogers Communications, Inc.
2,620,000	7.875%, 5/1/2012	2,846,187
	SBA Tower Trust
4,500,000	4.254%, 4/15/2015[a]	4,656,636
	Telecom Italia Capital SA
1,400,000	6.200%, 7/18/2011	1,436,767
	Telefonica SA
4,000,000	4.949%, 1/15/2015	4,142,736
	Telemar Norte Leste SA
1,000,000	5.500%, 10/23/2020[a]	962,500
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,547,914
3,350,000	7.500%, 4/1/2014	3,841,807

	Total Communications Services	47,756,492

Consumer Cyclical (0.7%)
	American Honda Finance Corporation
4,500,000	2.500%, 9/21/2015[a]	4,443,881
	Ford Motor Credit Company, LLC
2,750,000	7.000%, 4/15/2015	2,955,183
	Nissan Motor Acceptance Corporation
2,000,000	4.500%, 1/30/2015[a]	2,076,662

	Total Consumer Cyclical	9,475,726

Consumer Non-Cyclical (3.7%)
	Altria Group, Inc.
4,000,000	4.125%, 9/11/2015	4,182,312
	Amgen, Inc., Convertible
10,500,000	0.125%, 2/1/2011	10,487,778
	Anheuser-Busch InBev Worldwide, Inc.
4,000,000	3.000%, 10/15/2012	4,127,248
3,500,000	5.375%, 11/15/2014[a]	3,856,136
	Cargill, Inc.
2,000,000	5.200%, 1/22/2013[a]	2,157,758
	Celgene Corporation
2,500,000	2.450%, 10/15/2015	2,428,320
	Coca-Cola Enterprises, Inc.
500,000	1.125%, 11/12/2013	495,127
	Dr. Pepper Snapple Group, Inc.
2,000,000	2.350%, 12/21/2012	2,046,664
	Kraft Foods, Inc.
2,500,000	4.125%, 2/9/2016	2,624,300
	Kroger Company
2,000,000	5.000%, 4/15/2013	2,154,698
	Life Technologies Corporation
3,250,000	3.375%, 3/1/2013	3,323,616
1,250,000	4.400%, 3/1/2015	1,298,966
	The Coca-Cola Company
5,000,000	0.336%, 5/15/2012[b]	5,002,650
	Wm. Wrigley, Jr. Company
4,500,000	1.678%, 6/28/2011[a,b]	4,502,075

	Total Consumer Non-Cyclical	48,687,648

Energy (2.7%)
	Anadarko Petroleum Corporation
1,500,000	6.375%, 9/15/2017	1,633,960
	BP Capital Markets plc
3,000,000	3.125%, 10/1/2015[f]	2,997,939
	Cenovus Energy, Inc.
2,000,000	4.500%, 9/15/2014	2,143,108
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,177,308
	International Petroleum Investment Company, Ltd.
2,000,000	3.125%, 11/15/2015[a]	1,955,216
	Marathon Oil Canada Corporation
1,350,000	8.375%, 5/1/2012	1,468,831
	Nabors Industries, Inc., Convertible
4,000,000	0.940%, 5/15/2011	3,975,000
	Occidental Petroleum Corporation
3,000,000	1.450%, 12/13/2013	3,013,119
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	810,959
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,513,059
	Statoil ASA
3,214,000	5.125%, 4/30/2014[a]	3,540,263
	Transocean, Inc., Convertible
2,900,000	1.500%, 12/15/2037	2,856,500
	Valero Energy Corporation
2,000,000	4.500%, 2/1/2015	2,080,092
650,000	6.125%, 2/1/2020	690,343
	Williams Partners, LP
3,000,000	3.800%, 2/15/2015	3,100,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Energy (2.7%) - continued
	Woodside Finance, Ltd.
$1,000,000	8.125%, 3/1/2014[a]	$1,150,506

	Total Energy	35,106,412

Financials (30.4%)
	Abbey National Treasury Services plc
3,000,000	3.875%, 11/10/2014[a]	2,972,814
	Achmea Hypotheekbank NV
10,000,000	3.200%, 11/3/2014[a]	10,404,240
	Allstate Corporation
1,300,000	6.200%, 5/16/2014	1,470,178
	AMB Property, LP
2,000,000	6.125%, 12/1/2016	2,175,590
	American Express Credit Corporation
4,500,000	2.750%, 9/15/2015	4,426,587
	American International Group, Inc.
2,000,000	5.050%, 10/1/2015	2,053,120
	ANZ National International, Ltd.
4,000,000	2.375%, 12/21/2012[a]	4,061,716
	Avalon Bay Communities, Inc.
2,000,000	5.700%, 3/15/2017	2,204,378
	Bank of America Corporation
3,250,000	4.500%, 4/1/2015	3,303,089
5,500,000	6.500%, 8/1/2016	5,968,011
	Bank of Nova Scotia
9,500,000	1.450%, 7/26/2013[a]	9,501,159
	Bank of Tokyo - Mitsubishi UFJ, Ltd.
4,500,000	2.600%, 1/22/2013[a]	4,594,374
	Barclays Bank plc
1,800,000	2.500%, 1/23/2013	1,829,223
6,000,000	2.500%, 9/21/2015[a]	5,782,494
	Barclays Bank plc, Convertible
4,500,000	1.000%, 6/25/2017[g]	4,918,500
	BB&T Corporation
3,350,000	5.700%, 4/30/2014	3,685,781
	Bear Stearns Companies, Inc.
2,500,000	6.400%, 10/2/2017	2,850,095
	Berkshire Hathaway Finance Corporation
3,250,000	0.414%, 1/13/2012[b]	3,252,447
4,500,000	5.000%, 8/15/2013	4,911,840
3,000,000	2.450%, 12/15/2015	2,981,592
	BNP Paribas Home Loan Covered Bonds SA
8,500,000	2.200%, 11/2/2015[a]	8,140,620
	Canadian Imperial Bank of Commerce
6,500,000	2.000%, 2/4/2013[a]	6,616,207
	Capital One Bank USA NA
1,000,000	8.800%, 7/15/2019	1,230,039
	CDP Financial, Inc.
6,000,000	3.000%, 11/25/2014[a]	6,099,036
	Citigroup, Inc.
5,000,000	5.500%, 4/11/2013	5,324,150
4,600,000	2.286%, 8/13/2013[b]	4,677,763
	CME Group Index Services, LLC
3,000,000	4.400%, 3/15/2018[a]	3,019,269
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,212,700
	Commonwealth Bank of Australia
6,700,000	2.500%, 12/10/2012[a]	6,905,435
	Compagnie de Financement Foncier
7,500,000	2.125%, 4/22/2013[a,f]	7,563,817
	Corestates Capital Trust I
700,000	8.000%, 12/15/2026[a]	714,458
	Credit Suisse Securities USA, LLC, Convertible
5,500,000	1.000%, 4/28/2017[g]	5,451,050
	Dexia Credit Local SA
9,500,000	2.750%, 4/29/2014[a]	9,637,113
	DnB NOR Boligkreditt
6,500,000	2.100%, 10/14/2015[a]	6,181,481
	Duke Realty, LP
2,000,000	7.375%, 2/15/2015	2,232,100
	Fifth Third Bank
4,165,000	0.394%, 5/17/2013[b]	4,003,515
	GATX Corporation
2,000,000	4.750%, 10/1/2012	2,095,058
2,000,000	4.750%, 5/15/2015	2,093,570
	General Electric Capital Corporation
5,000,000	0.562%, 9/15/2014[b]	4,852,510
4,500,000	2.250%, 11/9/2015	4,326,097
	Goldman Sachs Group, Inc., Convertible
97,190	0.250%, 11/7/2011[a,h]	2,655,717
5,000,000	1.000%, 1/31/2015[g]	4,613,520
	Health Care REIT, Inc.
750,000	6.125%, 4/15/2020	789,499
	HSBC Bank plc
4,500,000	1.625%, 8/12/2013[a]	4,506,705
	HSBC Finance Corporation
500,000	6.676%, 1/15/2021[a]	505,141
	ING Bank NV
9,500,000	2.500%, 1/14/2016[a]	9,266,462
	International Lease Finance Corporation
1,100,000	8.625%, 9/15/2015[a]	1,182,500
	Irish Life & Permanent plc
9,500,000	3.600%, 1/14/2013[a]	8,521,671
	J.P. Morgan Chase & Company
4,000,000	1.053%, 9/30/2013[b]	4,012,840
4,000,000	2.600%, 1/15/2016	3,881,088
	KeyCorp
3,000,000	3.750%, 8/13/2015	3,009,894
	Lehman Brothers Holdings E-Capital Trust I
3,500,000	1.064%, 8/19/2065[f,i]	350
	Lincoln National Corporation
1,200,000	5.650%, 8/27/2012	1,276,465
1,350,000	4.750%, 2/15/2014	1,415,605
650,000	8.750%, 7/1/2019	813,051
	Lloyds TSB Bank plc
5,500,000	4.375%, 1/12/2015[a]	5,498,746
300,000	6.500%, 9/14/2020[a]	276,010
	Manulife Financial Corporation
4,000,000	3.400%, 9/17/2015	3,918,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Financials (30.4%) - continued
	MassMutual Global Funding II
$2,000,000	3.625%, 7/16/2012[a]	$2,072,710
	Merrill Lynch & Company, Inc.
1,095,000	5.300%, 9/30/2015	1,129,750
	MetLife, Inc.
3,500,000	1.536%, 8/6/2013[b]	3,553,995
	Metropolitan Life Global Funding
2,680,000	5.125%, 4/10/2013[a]	2,885,604
	Morgan Stanley
3,000,000	4.750%, 4/1/2014	3,072,081
2,000,000	4.200%, 11/20/2014	2,043,270
	National Australia Bank, Ltd.
5,500,000	2.500%, 1/8/2013[a]	5,604,566
	Nationwide Building Society
4,000,000	4.650%, 2/25/2015[a]	4,032,592
	NCUA Guaranteed Notes
5,000,000	2.900%, 10/29/2020	4,861,385
5,000,000	0.611%, 12/7/2020[b]	5,005,250
	New York Life Global Funding
3,000,000	2.250%, 12/14/2012[a]	3,073,353
3,000,000	3.000%, 5/4/2015[a]	3,062,274
	Nordea Bank AB
6,000,000	2.500%, 11/13/2012[a]	6,129,528
	PNC Funding Corporation
3,000,000	3.000%, 5/19/2014	3,054,804
	ProLogis
2,000,000	6.250%, 3/15/2017	2,086,928
	Prudential Financial, Inc.
1,675,000	3.625%, 9/17/2012	1,738,340
2,000,000	6.100%, 6/15/2017	2,209,794
	Qatari Diar Finance QSC
3,000,000	3.500%, 7/21/2015[a]	2,992,347
	Rabobank Capital Funding II
1,856,000	5.260%, 12/29/2049[a,j]	1,837,325
	Rabobank Nederland NV
3,000,000	2.125%, 10/13/2015	2,901,312
	Reinsurance Group of America, Inc.
2,500,000	6.450%, 11/15/2019	2,638,568
	Royal Bank of Canada
6,500,000	3.125%, 4/14/2015[a]	6,658,008
	Royal Bank of Scotland Group plc
10,000,000	2.625%, 5/11/2012[a]	10,236,610
	Royal Bank of Scotland plc
4,000,000	4.875%, 8/25/2014[a]	4,096,680
	Santander US Debt SA Unipersonal
4,000,000	2.991%, 10/7/2013[a]	3,885,876
	SLM Corporation
1,500,000	8.000%, 3/25/2020	1,520,857
	Societe Generale
4,000,000	1.622%, 12/13/2013[a,b]	3,993,944
	Stadshypotek AB
6,000,000	0.853%, 9/30/2013[a,b]	5,991,732
	Standard Chartered plc

2,000,000	3.850%, 4/27/2015[a]	2,059,132
	State Street Capital Trust III
2,000,000	8.250%, 3/15/2042[j]	2,032,000
	Svenske Exportkredit AB
5,000,000	3.250%, 9/16/2014	5,237,070
	Swedbank AB
5,000,000	2.800%, 2/10/2012[a]	5,106,900
	TD Ameritrade Holding Corporation
4,000,000	2.950%, 12/1/2012	4,092,704
	Toronto-Dominion Bank
3,000,000	2.200%, 7/29/2015[a]	2,951,034
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,058,316
	U.S. Central Federal Credit Union
6,500,000	1.900%, 10/19/2012	6,636,259
	Union Bank NA
4,000,000	2.125%, 12/16/2013	3,993,048
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	2,144,116
	Vestjysk Bank AS
9,500,000	0.852%, 6/17/2013[a,b]	9,578,460
	Wachovia Corporation
4,000,000	5.250%, 8/1/2014	4,265,976
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
3,350,000	5.750%, 9/2/2015[a]	3,629,129
	Westpac Banking Corporation
5,000,000	2.250%, 11/19/2012	5,115,800
	Westpac Securities New Zealand, Ltd.
4,600,000	3.450%, 7/28/2014[a]	4,902,689

	Total Financials	402,038,716

Foreign Government (3.5%)
	Corporacion Andina de Fomento
5,000,000	5.750%, 1/12/2017	5,263,600
	Finland Government International Bond
5,500,000	1.250%, 10/19/2015[a]	5,299,987
	Japan Finance Corporation
6,000,000	1.875%, 9/24/2015	5,857,608
	Kommunalbanken AS
7,500,000	2.750%, 5/5/2015[a]	7,669,170
	Korea Development Bank/ Republic of Korea
4,000,000	4.375%, 8/10/2015	4,116,300
	Kreditanstalt fuer Wiederaufbau
10,000,000	1.250%, 6/15/2012	10,084,960
	Nova Scotia Government Notes
4,000,000	2.375%, 7/21/2015	4,004,092
	Peru Government International Bond
175,000	5.625%, 11/18/2050	161,875
	Qatar Government International Bond
4,000,000	4.000%, 1/20/2015[a]	4,140,000

	Total Foreign Government	46,597,592

Mortgage-Backed Securities (2.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,565,054	6.500%, 9/1/2037	5,065,968
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,500,000	3.500%, 1/1/2026[k]	5,537,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (94.7%)	Value
Mortgage-Backed Securities (2.1%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$5,305,699	5.889%, 9/1/2037	$5,696,405
3,765,845	5.750%, 10/1/2037	4,045,794
7,000,000	6.000%, 1/1/2041[k]	7,608,125

	Total Mortgage-Backed Securities	27,954,105

Technology (0.4%)
	Affiliated Computer Services, Inc.
2,000,000	5.200%, 6/1/2015	2,122,444
	Symantec Corporation
1,000,000	2.750%, 9/15/2015	975,823
	Xerox Corporation
2,000,000	8.250%, 5/15/2014	2,334,540

	Total Technology	5,432,807

Transportation (1.8%)
	American Airlines Pass Through Trust
398,990	6.978%, 10/1/2012	400,985
	Continental Airlines, Inc.
2,650,000	6.750%, 9/15/2015[a]	2,729,500
3,889,498	7.250%, 11/10/2019	4,336,790
	CSX Corporation
2,500,000	6.250%, 4/1/2015	2,841,070
	Delta Air Lines, Inc.
1,952,413	7.750%, 12/17/2019	2,162,297
	Erac USA Finance Company
4,500,000	2.750%, 7/1/2013[a]	4,580,357
	Northwest Airlines, Inc.
2,400,000	6.841%, 10/1/2012	2,430,000
	United Air Lines, Inc.
1,888,613	10.400%, 11/1/2016	2,181,348
	US Airways Group, Inc.
1,900,000	6.250%, 4/22/2023	1,904,750

	Total Transportation	23,567,097

U.S. Government and Agencies (15.5%)
	FDIC Structured Sale Guaranteed Notes
8,000,000	Zero Coupon, 1/7/2013[a]	7,821,200
6,714,931	0.761%, 11/29/2037[a,b]	6,714,931
	Federal Agricultural Mortgage Corporation
8,000,000	1.250%, 12/6/2013	7,958,864
	Federal Farm Credit Bank
10,000,000	1.375%, 6/25/2013	10,130,290
	Federal Home Loan Banks
10,000,000	0.166%, 2/10/2012[b]	9,994,620
	Federal Home Loan Mortgage Corporation
4,800,000	0.375%, 11/30/2012	4,771,426
	Federal National Mortgage Association
5,500,000	2.000%, 4/15/2013	5,521,664
6,000,000	1.600%, 11/23/2015	5,818,560
	U.S. Treasury Notes
13,000,000	1.125%, 6/15/2013	13,106,600
5,000,000	1.000%, 7/15/2013	5,024,600
6,000,000	0.750%, 12/15/2013[f]	5,957,346
16,500,000	1.500%, 12/31/2013	16,737,187
9,500,000	1.750%, 1/31/2014	9,698,911
7,500,000	1.875%, 4/30/2014	7,670,505
12,800,000	2.250%, 5/31/2014	13,240,998
18,000,000	2.375%, 9/30/2014	18,644,058
21,000,000	1.250%, 10/31/2015	20,324,052
	U.S. Treasury Notes, TIPS
10,991,841	2.500%, 7/15/2016	12,336,627
10,345,228	1.875%, 7/15/2019	11,248,015
11,124,960	1.375%, 1/15/2020	11,561,270

	Total U.S. Government and Agencies	204,281,724

U.S. Municipals (0.1%)
	Houston, Texas Combined Utility System Revenue Refunding Bonds
1,350,000	5.000%, 5/15/2034	1,369,940

	Total U.S. Municipals	1,369,940

Utilities (1.7%)
	Abu Dhabi National Energy Company
4,000,000	4.750%, 9/15/2014[a]	4,144,844
	CMS Energy Corporation
2,000,000	4.250%, 9/30/2015	1,980,364
	Commonwealth Edison Company
3,300,000	6.150%, 3/15/2012	3,504,580
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013	2,901,522
	Oncor Electric Delivery Company
2,700,000	5.750%, 9/30/2020[a]	2,875,144
	Power Receivables Finance, LLC
151,267	6.290%, 1/1/2012[d]	151,350
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
3,300,000	4.500%, 9/30/2012[a]	3,465,178
1,115,250	5.832%, 9/30/2016[a]	1,198,894
	Virginia Electric & Power Company
1,360,000	5.100%, 11/30/2012	1,461,661

	Total Utilities	21,683,537

	Total Long-Term Fixed Income (cost $1,257,289,274)	1,248,516,473

Shares	Mutual Funds (1.5%)
Fixed Income Mutual Funds (1.5%)
4,208,125	Thrivent High Yield Fund	20,367,326

	Total Fixed Income Mutual Funds	20,367,326

	Total Mutual Funds (cost $15,499,999)	20,367,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Shares	Preferred Stock (0.5%)	Value
Financials (0.5%)
40,000	Calenergy Capital Trust III, Convertible, 6.500%	$1,980,000
18,750	Citigroup, Inc., Convertible, 7.500%	2,562,937
148,505	Federal National Mortgage Association, 8.250%[j,l]	83,163
66,000	HSBC Holdings plc, 8.000%[j]	1,758,900

	Total Financials	6,385,000

	Total Preferred Stock (cost $8,714,280)	6,385,000

Contracts	Options Purchased (<0.1%)
	Call on 10-Yr. U.S. Treasury Bond Futures
125	$121.00, expires 2/19/2011	148,438
135	$121.50, expires 2/19/2011	130,781
290	$122.50, expires 2/19/2011	181,250

	Total Options Purchased (cost $501,494)	460,469

Shares	Collateral Held for Securities Loaned (0.8%)
10,590,250	Thrivent Financial Securities Lending Trust	10,590,250

	Total Collateral Held for Securities Loaned (cost $10,590,250)	10,590,250

Principal Amount	Short-Term Investments (3.8%)[m]
	BNP Paribas Canada
6,420,000	0.170%, 1/3/2011[n]	6,419,940
	Federal Home Loan Bank Discount Notes
10,000,000	0.095%, 1/14/2011[n]	9,999,657
10,000,000	0.060%, 1/19/2011[n]	9,999,700
	Federal Home Loan Mortgage Corporation Discount Notes
3,300,000	0.192%, 3/14/2011[n,o]	3,298,753
	Federal National Mortgage Association Discount Notes
10,000,000	0.050%, 1/5/2011[n]	9,999,944
10,000,000	0.090%, 1/10/2011[n]	9,999,775

	Total Short-Term Investments (at amortized cost)	49,717,769

	Total Investments (cost $1,342,313,066) 101.3%	$1,336,037,287

	Other Assets and Liabilities, Net (1.3%)	(17,302,274)

	Total Net Assets 100.0%	$1,318,735,013

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $339,847,524 or 25.8% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
c	All or a portion of the security is insured or guaranteed.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$4,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	4,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	214,738
Mortgage Equity Conversion Asset Trust	2/14/2007	6,156,364
Mortgage Equity Conversion Asset Trust	1/18/2007	6,214,862
Power Receivables Finance, LLC	9/30/2003	151,223
Wachovia Asset Securitization, Inc.	3/16/2007	1,826,546

e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
g	Denotes equity-linked structured securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an Equity-Linked Structured Security as discussed in item 2(Q) of the Notes to Financial Statements. This security is linked to the common stock of Microsoft Corporation.
i	In bankruptcy. Interest is not being accrued.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	Denotes investments purchased on a when-issued or delayed delivery basis.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
n	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
o	At December 31, 2010, $2,399,093 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,558,176
Gross unrealized depreciation	(42,646,084)

Net unrealized appreciation (depreciation)	$(7,087,908)
Cost for federal income tax purposes	$1,343,125,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	175,166,659	—	162,053,757	13,112,902
Basic Materials	18,580,452	—	18,580,452	—
Capital Goods	16,738,468	—	16,738,468	—
Collateralized Mortgage Obligations	52,313,938	—	52,313,938	—
Commercial Mortgage-Backed Securities	111,765,160	—	111,765,160	—
Communications Services	47,756,492	—	47,756,492	—
Consumer Cyclical	9,475,726	—	9,475,726	—
Consumer Non-Cyclical	48,687,648	—	48,687,648	—
Energy	35,106,412	—	35,106,412	—
Financials	402,038,716	—	384,008,199	18,030,517
Foreign Government	46,597,592	—	46,597,592	—
Mortgage-Backed Securities	27,954,105	—	27,954,105	—
Technology	5,432,807	—	5,432,807	—
Transportation	23,567,097	—	12,055,677	11,511,420
U.S. Government and Agencies	204,281,724	—	197,566,793	6,714,931
U.S. Municipals	1,369,940	—	1,369,940	—
Utilities	21,683,537	—	21,683,537	—
Mutual Funds
Fixed Income Mutual Funds	20,367,326	20,367,326	—	—
Preferred Stock Financials	6,385,000	4,405,000	1,980,000	—
Options Purchased	460,469	460,469	—	—
Collateral Held for Securities Loaned	10,590,250	10,590,250	—	—
Short-Term Investments	49,717,769	—	49,717,769	—

Total	$1,336,037,287	$35,823,045	$1,250,844,472	$49,369,770

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,861,870	4,861,870	—	—

Total Asset Derivatives	$4,861,870	$4,861,870	$—	$—

Liability Derivatives
Futures Contracts	17,906	17,906	—	—
Credit Default Swaps	212,752	—	212,752	—

Total Liability Derivatives	$230,658	$17,906	$212,752	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	20,538,327	—	968,286	—	(8,393,711)	—	—	13,112,902
Commercial Mortgage- Backed Securities	6,695,000	367,656	(195,000)	—	(6,867,656)	—	—	—
Financials	—	—	475,392	17,555,125	—	—	—	18,030,517
Transportation	14,177,257	196,836	765,916	—	(3,628,589)	—	—	11,511,420
U.S. Government and Agencies	—	—	—	7,500,000	(785,069)	—	—	6,714,931

Total	$41,410,584	$564,492	$2,014,594	$25,055,125	($19,675,025)	$—	$—	$49,369,770

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $1,959,135.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(55)	March 2011	($12,045,692)	($12,039,844)	$5,848
5-Yr. U.S. Treasury Bond Futures	(1,865)	March 2011	(222,978,374)	(219,545,469)	3,432,905
10-Yr. U.S. Treasury Bond Futures	(425)	March 2011	(52,609,054)	(51,185,937)	1,423,117
20-Yr. U.S. Treasury Bond Futures	5	March 2011	628,531	610,625	(17,906)
Total Futures Contracts					$4,843,964

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 15, 5 Year, at 1.00%; Bank of America	Buy	12/20/2015	$23,500,000	$80,371	($165,472)	($85,101)
CDX IG, Series 15, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	35,250,000	120,556	(248,207)	(127,651)
Total Credit Default Swaps					($413,679)	($212,752)

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,861,870
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	460,469
Total Interest Rate Contracts		5,322,339

Total Asset Derivatives		$5,322,339

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,906
Total Interest Rate Contracts		17,906
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	212,752
Total Credit Contracts		212,752

Total Liability Derivatives		$230,658

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	867,777
Futures	Net realized gains/(losses) on Futures contracts	(16,852,702)
Total Interest Rate Contracts		(15,984,925)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(901,423)
Total Credit Contracts		(901,423)

Total		($16,886,348)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	624,422
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	73,998
Total Interest Rate Contracts		698,420
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(212,752)
Total Credit Contracts		(212,752)

Total		$485,668

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$274,007,106	22.7%	N/A	N/A	511
Credit Contracts	N/A	N/A	$54,305,100	4.5%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
High Yield Fund	$19,273,214	$—	$—	4,208,125	$20,367,326	$1,610,704
Thrivent Financial Securities Lending Trust	813,270	236,745,489	226,968,509	10,590,250	10,590,250	11,305
Total Value and Income Earned	20,086,484				30,957,576	1,622,009

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Asset-Backed Securities (9.6%)
	Carrington Mortgage Loan Trust
$200,000	0.411%, 8/25/2036[a]	$103,375
	Countrywide Asset-Backed Certificates
195,000	5.859%, 10/25/2046	103,186
	Credit Based Asset Servicing and Securitization, LLC
135,597	5.501%, 12/25/2036	95,573
	First Horizon ABS Trust
557,108	0.391%, 10/25/2026[a,b]	414,958
966,008	0.421%, 10/25/2034[a,b]	497,762
	GMAC Mortgage Corporation Loan Trust
1,154,703	0.441%, 8/25/2035[a,b]	667,902
	Goldman Sachs Alternative Mortgage Products Trust
420,858	0.341%, 8/25/2036[a]	389,396
	Popular ABS Mortgage Pass- Through Trust
100,000	5.297%, 11/25/2035	83,326
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	148,022
200,000	5.285%, 1/25/2037	157,489
	Wachovia Asset Securitization, Inc.
730,618	0.401%, 7/25/2037[a,b,c]	547,964

	Total Asset-Backed Securities	3,208,953

Collateralized Mortgage Obligations (13.8%)
	Banc of America Mortgage Securities, Inc.
483,535	3.183%, 9/25/2035	411,748
	CitiMortgage Alternative Loan Trust
250,951	5.750%, 4/25/2037	197,054
	Countrywide Alternative Loan Trust
181,106	5.500%, 10/25/2035	173,600
183,846	5.500%, 2/25/2036	161,034
178,494	6.000%, 1/25/2037	127,073
	Credit Suisse First Boston Mortgage Securities Corporation
29,152	1.001%, 5/25/2034[a]	26,974
	GSAA Home Equity Trust
76,252	4.316%, 11/25/2034	76,782
	GSR Mortgage Loan Trust
80,781	0.451%, 8/25/2046[a]	67,731
	Impac CMB Trust
387,389	0.781%, 4/25/2035[a]	297,020
68,714	0.581%, 8/25/2035[a]	52,820
	J.P. Morgan Alternative Loan Trust
59,425	0.331%, 11/25/2036[a]	58,071
	J.P. Morgan Mortgage Trust
195,186	6.500%, 1/25/2035	200,397
176,434	5.692%, 6/25/2036	172,036
127,008	5.759%, 10/25/2036	115,270
	MASTR Alternative Loans Trust
255,234	6.500%, 5/25/2034	263,113
	Merrill Lynch Mortgage Investors, Inc.
711,024	2.752%, 6/25/2035	626,401
	MLCC Mortgage Investors, Inc.
204,706	0.591%, 8/25/2029[a]	190,734
	Residential Accredit Loans, Inc.
186,560	5.500%, 12/25/2034	183,313
218,887	3.862%, 9/25/2035	151,448
	WaMu Mortgage Pass Through Certificates
190,780	5.987%, 10/25/2036	176,383
110,566	5.730%, 8/25/2046	98,845
	Wells Fargo Mortgage Backed Securities Trust
98,204	5.000%, 3/25/2021	98,020
461,769	3.921%, 3/25/2036	408,180
186,936	2.913%, 4/25/2036	172,845
148,104	6.000%, 7/25/2037	132,743

	Total Collateralized Mortgage Obligations	4,639,635

Commercial Mortgage-Backed Securities (9.3%)
	Bear Stearns Commercial Mortgage Securities, Inc.
60,000	5.665%, 6/11/2040	63,287
	Commercial Mortgage Pass- Through Certificates
250,000	5.306%, 12/10/2046	260,747
	Government National Mortgage Association
297,471	2.164%, 3/16/2033	301,082
	LB-UBS Commercial Mortgage Trust
300,000	4.786%, 10/15/2029	314,450
451,822	4.553%, 7/15/2030	452,630
287,179	5.303%, 2/15/2040	295,182
	Morgan Stanley Capital I, Inc.
250,000	4.970%, 4/14/2040	265,802
	Wachovia Bank Commercial Mortgage Trust
1,250,000	0.381%, 9/15/2021[a,c]	1,147,516

	Total Commercial Mortgage-Backed Securities	3,100,696

Mortgage-Backed Securities (67.9%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,000,000	5.000%, 1/1/2041[d]	2,097,500
4,200,000	6.000%, 1/1/2041[d]	4,549,125
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,000,000	3.500%, 1/1/2026[d]	2,013,750
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
998,466	6.000%, 8/1/2024	1,098,838

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Mortgage-Backed Securities (67.9%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$5,500,000	4.500%, 1/1/2041[d]	$5,645,233
4,500,000	5.500%, 1/1/2041[d]	4,814,298
2,300,000	6.500%, 1/1/2041[d]	2,555,875

	Total Mortgage-Backed Securities	22,774,619

U.S. Government and Agencies (3.5%)
	U.S. Treasury Notes
100,000	4.875%, 4/30/2011[e]	101,512
	U.S. Treasury Notes, TIPS
351,955	2.500%, 7/15/2016	395,015
307,284	1.875%, 7/15/2019	334,099
328,692	1.375%, 1/15/2020	341,583

	Total U.S. Government and Agencies	1,172,209

	Total Long-Term Fixed Income (cost $35,755,896)	34,896,112

	Short-Term Investments (60.4%)[f]
	Federal Home Loan Mortgage Corporation Discount Notes
19,150,000	0.090%, 1/10/2011[g]	19,149,569
	Old Line Funding, LLC
1,105,000	0.170%, 1/3/2011[g]	1,104,990

	Total Short-Term Investments (at amortized cost)	20,254,559

	Total Investments (cost $56,010,455) 164.5%	$55,150,671

	Other Assets and Liabilities, Net (64.5%)	(21,622,630)

	Total Net Assets 100.0%	$33,528,041

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$730,619
Wachovia Bank Commercial Mortgage Trust	2/28/2007	1,250,112

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	At December 31, 2010, $101,512 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$859,164
Gross unrealized depreciation	(1,718,948)

Net unrealized appreciation (depreciation)	$(859,784)
Cost for federal income tax purposes	$56,010,455

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Mortgage Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,208,953	—	2,660,989	547,964
Collateralized Mortgage Obligations	4,639,635	—	4,639,635	—
Commercial Mortgage-Backed Securities	3,100,696	—	3,100,696	—
Mortgage-Backed Securities	22,774,619	—	22,774,619	—
U.S. Government and Agencies	1,172,209	—	1,172,209	—
Short-Term Investments	20,254,559	—	20,254,559	—

Total	$55,150,671	$—	$54,602,707	$547,964

Other Financial Instruments
Liability Derivatives
Futures Contracts	15,718	15,718	—	—

Total Liability Derivatives	$15,718	$15,718	$—	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Mortgage Securities Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	419,301	—	250,734	—	(122,071)	—	—	547,964

Total	$419,301	$—	$250,734	$—	($122,071)	$—	$—	$547,964

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $188,690.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	March 2011	$617,906	$602,188	($15,718)
Total Futures Contracts					($15,718)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	15,718
Total Interest Rate Contracts		15,718

Total Liability Derivatives		$15,718

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(9,435)
Futures	Net realized gains/(losses) on Futures contracts	46,370
Total Interest Rate Contracts		36,935

Total		$36,935

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,565)
Total Interest Rate Contracts		(1,565)

Total		($1,565)

The following table presents Mortgage Securities Portfolio’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$605,685	1.8%	3

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Asset Backed Commercial Paper (15.8%)[a]	Value
	Barton Capital Corporation
$ 4,780,000	0.150%, 1/3/2011[b]	$4,779,960
	Falcon Asset Securitization Corporation, LLC
1,940,000	0.290%, 2/14/2011[b]	1,939,312
	Nieuw Amsterdam Receivables Corporation
1,985,000	0.320%, 1/13/2011[b]	1,984,788
1,800,000	0.290%, 2/3/2011[b]	1,799,521
	Old Line Funding, LLC
4,500,000	0.170%, 1/3/2011[b]	4,499,957
1,850,000	0.270%, 1/20/2011[b]	1,849,737
1,770,000	0.280%, 3/2/2011[b]	1,769,174
	Straight-A Funding, LLC
1,760,000	0.250%, 3/14/2011[b]	1,759,120
	Thunder Bay Funding, Inc.
5,000,000	0.220%, 1/4/2011[b]	4,999,908
1,770,000	0.280%, 3/17/2011[b]	1,768,968

	Total Asset Backed Commercial Paper	27,150,445

	Financial Company Commercial Paper (21.7%)[a]
	AllianceBernstein, LP
4,000,000	0.250%, 1/4/2011	3,999,917
	BNP Paribas Canada
4,000,000	0.170%, 1/3/2011[b]	3,999,962
	General Electric Capital Corporation
5,850,000	0.382%, 3/11/2011[b,c]	5,851,687
	J.P. Morgan Chase & Company
6,380,000	0.420%, 4/1/2011[b]	6,380,000
	New York Life Global Funding
1,080,000	0.258%, 4/1/2011[b,c,d]	1,079,946
1,950,000	0.427%, 6/16/2011[b,c,d]	1,951,236
	Rabobank Nederland NV
1,360,000	0.486%, 8/5/2011[c,d]	1,361,484
	Rabobank Nederland NV/NY
1,800,000	0.346%, 12/6/2011[c]	1,800,000
	Royal Bank of Canada
2,000,000	0.703%, 6/23/2011[c]	2,003,903
	Societe Generale North America, Inc.
3,450,000	0.250%, 1/3/2011[b]	3,449,952
	Svenska Handelsbanken AB
1,000,000	0.386%, 2/9/2011[c,d]	1,000,000
	Toronto-Dominion Bank NY
900,000	0.331%, 10/28/2011[c]	900,000
	Toronto-Dominion Holdings USA, Inc.
1,770,000	0.260%, 3/7/2011[b]	1,769,169
	US Bank NA
1,940,000	0.410%, 4/11/2011	1,937,791

	Total Financial Company Commercial Paper	37,485,047

	Government Agency Debt (24.2%)[a]
	Federal Farm Credit Bank
900,000	0.290%, 8/8/2012[b,c]	899,848
	Federal Home Loan Banks
1,960,000	0.270%, 9/20/2011[b,c]	1,960,000
2,000,000	0.260%, 3/20/2012[b,c]	1,999,753
	Federal Home Loan Mortgage Corporation
6,994,000	0.269%, 1/14/2011[b,c]	6,994,128
4,800,000	0.372%, 3/9/2011[b,c]	4,801,072
3,840,000	0.221%, 9/19/2011[b,c]	3,838,581
2,100,000	0.211%, 12/21/2011[b,c]	2,098,962
2,000,000	0.190%, 1/25/2012[b,c]	1,995,006
	Federal National Mortgage Association
2,200,000	0.221%, 9/19/2011[b,c]	2,199,361
2,000,000	0.360%, 9/13/2012[b,c]	2,000,682
2,000,000	0.291%, 9/17/2012[b,c]	2,000,000
900,000	0.330%, 11/23/2012[b,c]	899,660
	Financing Corporation
5,050,000	0.347%, 3/7/2011	5,046,815
	U.S. Central Federal Credit Union
4,750,000	0.289%, 10/19/2011[b,c]	4,750,000

	Total Government Agency Debt	41,483,868

Shares	Investment Company (4.7%)
	AIM Investments Institutional Government and Agency Portfolio
15,000	0.080%	15,000
	BlackRock Cash Funds
7,998,000	0.210%	7,998,000
	DWS Money Market Series
150,000	0.170%	150,000

	Total Investment Company	8,163,000

Principal Amount	Other Commercial Paper (9.7%)[a]
	ENI Finance USA, Inc.
3,000,000	0.230%, 1/4/2011[b]	2,999,943
	Georgia Transmission Corporation
1,750,000	0.320%, 2/23/2011	1,749,176
	Kells Funding, LLC
1,730,000	0.310%, 3/21/2011[b]	1,728,823
	Novartis Finance Corporation
970,000	0.340%, 2/9/2011[b]	969,643
	Private Export Funding Corporation
1,950,000	0.300%, 2/18/2011[b]	1,949,220
	River Fuel Funding Company, No. 3
1,830,000	0.350%, 1/31/2011[b]	1,829,466
	Toyota Credit Canada, Inc.
1,760,000	0.340%, 4/14/2011[b]	1,758,288
	Toyota Motor Credit Corporation
1,850,000	0.360%, 2/16/2011[b]	1,849,149
1,780,000	0.330%, 3/22/2011[b]	1,778,695

	Total Other Commercial Paper	16,612,403

	Other Municipal Debt (11.7%)[a]
	Alaska Housing Finance Corporation
1,000,000	0.320%, 2/2/2011	999,716

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2010

Principal Amount	Other Municipal Debt (11.7%)[a]	Value
$2,000,000	0.320%, 2/8/2011	$1,999,324
1,775,000	0.330%, 3/7/2011	1,773,942
1,780,000	0.330%, 3/8/2011	1,778,923
	Cliffside Park, New Jersey General Obligation Bonds
1,000,000	1.500%, 2/14/2011	1,001,255
	Nebraska Public Power District
880,000	0.330%, 3/15/2011	879,411
	New York Liberty Development Corporation Revenue Bonds (World Trade Center)
3,560,000	0.320%, 5/5/2011[c]	3,560,000
	State of Wisconsin
1,750,000	0.370%, 9/16/2011	1,750,000
	Texas Public Finance Authority
1,780,000	0.330%, 4/5/2011[b]	1,780,000
1,770,000	0.330%, 4/6/2011[b]	1,770,000
1,770,000	0.330%, 4/7/2011[b]	1,770,000
885,000	0.330%, 4/12/2011[b]	885,000

	Total Other Municipal Debt	19,947,571

	Variable Rate Demand Note (12.2%)[a]
	Andrew W. Mellon Foundation
2,230,000	0.330%, 1/7/2011[c]	2,230,000
	Denver, Colorado Airport System Revenue Bonds
2,000,000	0.320%, 1/7/2011[b,c]	2,000,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
970,000	0.320%, 1/7/2011[b,c]	970,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
2,000,000	0.330%, 1/7/2011[b,c]	2,000,000
	Miami-Dade County, Florida Industrial Development Authority Revenue Bonds (American Public Media Group)
1,570,000	0.330%, 1/3/2011[b,c]	1,570,000
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center)
2,200,000	0.350%, 1/3/2011[b,c]	2,200,000
	Oregon Health and Science University Revenue Bonds
2,040,000	0.320%, 1/6/2011[b,c]	2,040,000
	Overseas Private Investment Corporation
2,241,379	0.320%, 1/5/2011[b,c]	2,241,379
2,170,000	0.650%, 12/9/2011[b,c]	2,170,000
	Pitney Road Partners, LLC
1,480,000	0.440%, 1/3/2011[b,c,d]	1,480,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
2,050,000	0.300%, 1/7/2011[b,c]	2,050,000

	Total Variable Rate Demand Note	20,951,379

	Total Investments (at amortized cost) 100.0%	$171,793,713

	Other Assets and Liabilities, Net (<0.1%)	(27,130)

	Total Net Assets 100.0%	$171,766,583

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $6,872,666 or 4.0% of total net assets.

Cost for federal income tax purposes	$171,793,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value, as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	27,150,445	—	27,150,445	—
Financial Company Commercial Paper	37,485,047	—	37,485,047	—
Government Agency Debt	41,483,868	—	41,483,868	—
Investment Company	8,163,000	8,163,000	—	—
Other Commercial Paper	16,612,403	—	16,612,403	—
Other Municipal Debt	19,947,571	—	19,947,571	—
Variable Rate Demand Note	20,951,379	—	20,951,379	—

Total	$171,793,713	$8,163,000	$163,630,713	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2010	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$591,906,934	$2,538,623,398	$3,593,302,214	$1,576,056,736
Investments in securities at market value	198,604,707	642,053,917	867,490,179	443,410,136
Investments in affiliates at market value	389,852,782	1,865,320,561	2,705,430,422	1,148,670,237
Investments at Market Value	588,457,489	2,507,374,478	3,572,920,601	1,592,080,373
Cash	130,906	7,312	13,748	12,898
Dividends and interest receivable	395,615	1,722,577	2,838,016	1,511,172
Prepaid expenses	1,801	4,728	6,102	3,002
Receivable for investments sold	478,230	1,093,513	1,322,797	607,898
Receivable for fund shares sold	282,738	1,475,314	986,894	677,178
Receivable from affiliate	—	—	—	—
Receivable for variation margin	106,860	337,350	166,260	83,730
Total Assets	589,853,639	2,512,015,272	3,578,254,418	1,594,976,251
Liabilities
Accrued expenses	23,471	34,770	40,632	28,065
Payable for investments purchased	2,507,074	5,703,914	7,386,000	2,804,584
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	36,652	17,742	415,499	370,272
Payable for variation margin	13,125	105,375	268,455	84,000
Payable to affiliate	166,376	595,062	769,085	369,680
Mortgage dollar roll deferred revenue	1,899	4,096	5,461	2,168
Total Liabilities	2,748,597	6,460,959	8,885,132	3,658,769
Net Assets
Capital stock (beneficial interest)	573,751,758	2,454,387,986	3,448,845,889	1,513,882,336
Accumulated undistributed net investment income/(loss)	7,673,941	52,006,434	86,827,001	38,931,043
Accumulated undistributed net realized gain/(loss)	9,151,632	29,963,729	52,501,223	21,340,579
Net unrealized appreciation/(depreciation) on:
Investments	20,599,225	50,485,309	53,488,502	25,479,723
Affiliated investments	(24,048,670)	(81,734,229)	(73,870,115)	(9,456,086)
Futures contracts	(22,844)	445,084	1,576,786	1,139,887
Foreign currency transactions	—	—	—	—
Total Net Assets	$587,105,042	$2,505,554,313	$3,569,369,286	$1,591,317,482
Shares of beneficial interest outstanding	48,027,091	210,731,446	302,718,426	136,492,571
Net asset value per share	$12.22	$11.89	$11.79	$11.66

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio		Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$30,662,844	$14,904,670	$21,740,501	$32,189,683		$328,663,341	$7,119,996	$182,309,037
36,249,427	17,440,047	26,040,038	39,523,349		328,421,163	7,405,988	209,085,114
5,439,525	—	—	—		28,278,375	—	29,124,371
41,688,952	17,440,047	26,040,038	39,523,349		356,699,538	7,405,988	238,209,485
65,258	542,225	2,585,909	1,468,887	(a)	569	478,695	7,401
22,120	31,421	16,645	31,150		1,224,954	15,900	33,749
911	882	895	892		1,382	865	1,174
49,673	50,899	—	—		7,058	—	2,363,670
5,888	2,172	83,059	187,132		105,175	10,783	14,516
—	—	—	—		—	4,119	—
—	—	—	—		—	—	—
41,832,802	18,067,646	28,726,546	41,211,410		358,038,676	7,916,350	240,629,995
14,864	9,215	9,103	27,821		39,728	9,303	26,180
25,697	178,335	—	208,983		8,704	—	2,765,199
5,439,525	—	—	—		28,278,375	—	29,124,371
24,222	1,256	217	4,299		37,411	233	27,435
—	—	—	—		—	—	—
23,466	10,657	17,815	26,635		223,807	—	162,145
—	—	—	—		—	—	—
5,527,774	199,463	27,135	267,738		28,588,025	9,536	32,105,330
36,221,981	14,742,843	24,663,670	34,308,411		320,810,085	8,392,936	193,930,652
(10,525)	(5,246)	(16,267)	147,723		(32,857)	190,394	(210,701)
(10,932,536)	593,167	(247,660)	(848,064)		(19,362,039)	(962,580)	(41,095,734)
11,026,108	2,535,377	4,299,537	7,333,666		28,036,197	285,992	55,900,448
—	—	—	—		—	—	—
—	—	—	—		—	—	—
—	2,042	131	1,936		(735)	72	—
$36,305,028	$17,868,183	$28,699,411	$40,943,672		$329,450,651	$7,906,814	$208,524,665
5,104,140	1,478,726	3,001,408	3,307,689		22,734,271	976,709	16,141,326
$7.11	$12.08	$9.56	$12.38		$14.49	$8.10	$12.92

(a)	Includes foreign currency holdings of $56,479 (cost $54,621).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2010	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$239,491,946	$262,609,946	$195,022,269	$126,594,107
Investments in securities at market value	266,496,586	303,466,065	220,111,902	160,278,990
Investments in affiliates at market value	19,198,200	13,642,150	17,693,984	4,709,450
Investments at Market Value	285,694,786	317,108,215	237,805,886	164,988,440
Cash	910	147,491	65,312	2,556
Dividends and interest receivable	316,008	100,271	178,589	44,317
Prepaid expenses	1,304	1,343	1,236	1,098
Receivable for investments sold	311,685	—	—	—
Receivable for fund shares sold	39,787	85,686	23,956	3,873
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	286,364,480	317,443,006	238,074,979	165,040,284
Liabilities
Accrued expenses	30,717	45,960	52,088	19,177
Payable for investments purchased	—	114,781	46,293	—
Payable upon return of collateral for securities loaned	19,198,200	13,642,150	17,693,984	4,709,450
Payable for fund shares redeemed	10,429	52,936	82,573	163
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	171,062	30,143	—
Payable to affiliate	186,252	178,814	68,724	83,475
Total Liabilities	19,425,598	14,205,703	17,973,805	4,812,265
Net Assets
Capital stock (beneficial interest)	227,188,248	324,221,385	174,528,536	116,131,973
Accumulated undistributed net investment income/(loss)	13,432	(38,794)	1,708,671	127,388
Accumulated undistributed net realized gain/(loss)	(6,465,638)	(75,871,975)	1,043,931	5,574,325
Net unrealized appreciation/(depreciation) on:
Investments	46,202,840	54,498,269	42,783,617	38,394,333
Futures contracts	—	428,418	36,419	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$266,938,882	$303,237,303	$220,101,174	$160,228,019
Shares of beneficial interest outstanding	14,002,739	23,945,656	16,691,615	16,099,411
Net asset value per share	$19.06	$12.66	$13.19	$9.95

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$347,440,237	$192,513,727	$431,619,357	$79,980,334	$452,128,945	$805,541,784	$3,771,999
420,106,512	233,144,860	511,431,863	94,205,921	525,795,018	888,256,012	4,410,349
9,754,800	6,220,480	33,032,547	5,212,131	—	7,579,024	—
429,861,312	239,365,340	544,464,410	99,418,052	525,795,018	895,835,036	4,410,349
5,022	3,482	229	563	975,022 (a)	2,553 (b)	15,332
107,150	347,725	410,137	75,185	1,377,986	1,552,363	4,024
1,542	1,225	1,678	1,018	1,439	2,420	861
—	—	—	—	127,037	287,290	—
90,315	5,812	33,505	26,399	79,906	32,025	—
—	—	—	—	78,951	—	—
—	—	—	—	—	—	6,111
—	—	—	—	62,629	—	—
430,065,341	239,723,584	544,909,959	99,521,217	528,497,988	897,711,687	4,436,677

63,495	23,004	51,024	21,072	62,291	129,912	9,215
—	1,167,267	—	—	5,245,915	—	—
9,754,800	6,220,480	33,032,547	5,212,131	—	7,579,024	—
188,839	239	51,508	66,001	339	94,140	175
—	—	—	—	175,375	3,388	—
—	—	—	15,750	10,500	—	—
148,870	149,845	298,347	29,471	398,394	565,791	—
10,156,004	7,560,835	33,433,426	5,344,425	5,892,814	8,372,255	9,390

382,720,000	208,708,236	488,875,306	71,372,673	461,764,457	1,088,168,998	4,404,773
1,151,918	476,775	138,855	698,930	(925,747)	(589,578)	(5,207)
(46,383,656)	(23,873,875)	(90,382,681)	2,644,383	(11,715,496)	(288,639,705)	(610,629)

82,421,075	46,851,613	112,845,053	19,437,718	73,666,073	90,293,252	638,350
—	—	—	23,088	(114,028)	—	—
—	—	—	—	(96,424)	(3,388)	—
—	—	—	—	26,339	109,853	—
$419,909,337	$232,162,749	$511,476,533	$94,176,792	$522,605,174	$889,339,432	$4,427,287
22,619,811	17,345,631	41,737,720	7,293,466	59,570,863	83,330,870	427,665
$18.56	$13.38	$12.25	$12.91	$8.77	$10.67	$10.35

(a)	Includes foreign currency holdings of $197,950 (cost $192,448).
(b)	Includes foreign currency holdings of $1,126 (cost $1,136).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2010	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$8,833,521	$6,229,834	$53,111,508	$362,101,391
Investments in securities at market value	11,527,571	7,168,405	62,221,544	387,555,648
Investments in affiliates at market value	—	—	488,000	21,183,150
Investments at Market Value	11,527,571	7,168,405	62,709,544	408,738,798
Cash	413,686	211,615	—	4,486
Dividends and interest receivable	2,028	5,016	46,742	243,652
Prepaid expenses	870	865	969	1,522
Receivable for investments sold	16,784	147,401	284,531	1,697,617
Receivable for fund shares sold	25,970	450	4,042	3,650
Receivable from affiliate	45	5,448	—	—
Total Assets	11,986,954	7,539,200	63,045,828	410,689,725
Liabilities
Accrued expenses	9,333	10,043	15,503	31,254
Other liabilities	—	—	2,114	—
Payable for investments purchased	215,293	156,254	10,665	4,179,235
Payable upon return of collateral for securities loaned	—	—	488,000	21,183,150
Payable for fund shares redeemed	3,941	15,219	65,418	303
Open options written, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	—	—	40,489	183,586
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	228,567	181,516	622,189	25,577,528
Net Assets
Capital stock (beneficial interest)	10,162,872	7,403,131	72,322,077	330,741,856
Accumulated undistributed net investment income/(loss)	(5,260)	39,887	277,270	520,973
Accumulated undistributed net realized gain/(loss)	(1,093,275)	(1,023,905)	(19,773,744)	7,211,961
Net unrealized appreciation/(depreciation) on:
Investments	2,694,050	938,571	9,598,036	46,637,407
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$11,758,387	$7,357,684	$62,423,639	$385,112,197
Shares of beneficial interest outstanding	1,168,144	809,153	6,994,036	55,491,557
Net asset value per share	$10.07	$9.09	$8.93	$6.94

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$845,468,735	$39,112,411	$695,488,215	$563,302,890	$295,397,224	$67,567,601	$270,928,814
977,961,696	60,878,414	804,004,256	627,644,413	331,423,453	74,406,557	293,916,462
26,672,700	669,650	24,701,033	18,613,928	1,725,760	—	962,860
1,004,634,396	61,548,064	828,705,289	646,258,341	333,149,213	74,406,557	294,879,322
5,022	421,404	2,473	6,579	4,543	2,026,328	358,550
2,281,760	36,179	1,217,024	627,326	386,562	142,988	710,681
2,715	964	2,262	1,990	1,467	963	1,364
16,639,384	120,176	8,020,448	4,110,843	—	—	2,659,375
80,893	33,608	20,842	11,796	35,208	58,900	49,309
—	—	—	—	—	—	—
1,023,644,170	62,160,395	837,968,338	651,016,875	333,576,993	76,635,736	298,658,601

198,935	16,268	85,046	83,310	79,368	10,722	72,432
—	—	—	—	—	—	—
12,951,143	—	1,334,883	3,472,070	—	250,087	26,833,484
26,672,700	669,650	24,701,033	18,613,928	1,725,760	—	962,860
170,425	9,865	144,634	60,330	132,164	1,321	87,099
—	—	—	118,125	—	19,687	—
—	—	—	42,379	10,129	9,832	3,758
348,439	37,525	419,645	345,330	100,081	41,416	83,906
—	—	—	—	—	—	21,993
40,341,642	733,308	26,685,241	22,735,472	2,047,502	333,065	28,065,532

1,380,709,094	49,162,554	862,824,195	698,915,240	317,045,749	79,217,368	238,586,001
137,213	(11,051)	131,811	11,693	5,235,385	232,290	5,723,736
(556,709,440)	(10,159,677)	(184,889,983)	(154,305,681)	(28,589,781)	(10,133,452)	2,332,398

159,165,661	22,435,653	133,217,074	82,955,451	37,751,989	6,838,956	23,950,508
—	—	—	8,625	—	1,438	—
—	—	—	696,075	86,149	146,071	426
—	(392)	—	—	—	—	—
$983,302,528	$61,427,087	$811,283,097	$628,281,403	$331,529,491	$76,302,671	$270,593,069
57,902,231	5,304,264	75,630,342	73,910,575	18,720,416	8,423,241	18,386,160
$16.98	$11.58	$10.73	$8.50	$17.71	$9.06	$14.72

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2010	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$791,312,846	$105,211,911	$8,171,507	$1,319,678,353
Investments in securities at market value	768,236,629	105,189,843	8,299,209	1,327,038,247
Investments in affiliates at market value	58,703,553	5,464,100	—	31,619,180
Investments at Market Value	826,940,182	110,653,943	8,299,209	1,358,657,427
Cash	277,058	89,510	384,536	2,056
Dividends and interest receivable	14,060,231	913,715	67,893	15,489,188
Prepaid expenses	2,249	1,018	864	3,219
Receivable for investments sold	361,556	—	19,762	8,408,924
Receivable for fund shares sold	526,035	94,419	34,586	223,255
Swap agreements, at value	—	—	—	72,538
Receivable from affiliate	—	—	5,296	—
Receivable for variation margin	—	10,000	5,406	758,670
Total Assets	842,167,311	111,762,605	8,817,552	1,383,615,277
Liabilities
Accrued expenses	91,800	20,122	9,372	132,125
Payable for investments purchased	—	—	—	46,276,077
Payable upon return of collateral for securities loaned	58,703,553	5,464,100	—	13,325,870
Payable for fund shares redeemed	106,865	10,977	118	145,431
Open options written, at value	—	11,812	—	—
Swap agreements, at value	—	202,669	—	110,549
Payable for variation margin	—	6,990	5,984	915,461
Payable to affiliate	276,592	37,292	—	462,031
Mortgage dollar roll deferred revenue	—	—	—	35,777
Total Liabilities	59,178,810	5,753,962	15,474	61,403,321
Net Assets
Capital stock (beneficial interest)	1,243,664,196	114,551,302	8,705,612	1,332,541,652
Accumulated undistributed net investment income/(loss)	529,058	5,812,376	(1,422)	393,275
Accumulated undistributed net realized gain/(loss)	(496,832,089)	(19,538,900)	(10,956)	(53,641,722)
Net unrealized appreciation/(depreciation) on:
Investments	35,627,336	5,442,032	127,702	33,985,764
Affiliated investments	—	—	—	4,993,310
Written option contracts	—	863	—	—
Futures contracts	—	46,990	(18,858)	4,079,620
Swap agreements	—	(306,020)	—	(139,943)
Total Net Assets	$782,988,501	$106,008,643	$8,802,078	$1,322,211,956
Shares of beneficial interest outstanding	162,704,038	15,714,255	853,351	132,800,849
Net asset value per share	$4.81	$6.75	$10.31	$9.96

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio
$209,672,795	$1,342,313,066	$56,010,455	$171,793,713
208,064,259	1,305,079,711	55,150,671	171,793,713
357,000	30,957,576	—	—
208,421,259	1,336,037,287	55,150,671	171,793,713	[a]
862,342	812	1,085	4,934
953,403	7,688,059	41,590	36,554
1,140	2,932	912	1,250
4,255,000	254,721	612,031	—
55,581	417,059	19,931	56,581
—	—	—	—
—	—	—	—
—	5,625	2,266	—
214,548,725	1,344,406,495	55,828,486	171,893,032

38,278	102,827	14,322	5,908
52,616,094	13,224,468	22,253,688	—
357,000	10,590,250	—	—
42,746	76,822	2,209	90,628
—	—	—	—
—	413,679	—	—
—	789,998	—	—
51,182	460,260	14,840	29,913
56,595	13,178	15,386	—
53,161,895	25,671,482	22,300,445	126,449

161,949,299	1,334,124,720	34,429,090	171,766,583
9,363	(141,600)	—	—
679,704	(13,603,540)	(25,547)	—

(1,251,536)	(11,143,106)	(859,784)	—
—	4,867,327	—	—
—	—	—	—
—	4,843,964	(15,718)	—
—	(212,752)	—	—
$161,386,830	$1,318,735,013	$33,528,041	$171,766,583
15,045,436	134,536,171	3,247,501	171,766,583
$10.73	$9.80	$10.32	$1.00

[a]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the year ended December 31, 2010	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$1,223,125	$2,869,899	$2,832,028	$1,331,594
Interest	1,234,357	7,880,055	14,402,178	7,358,005
Income from mortgage dollar rolls	32,782	70,221	96,164	35,797
Income from securities loaned	—	—	—	—
Income from affiliated investments	4,233,008	35,326,813	66,551,633	31,425,203
Foreign dividend tax withholding	(1,480)	(3,169)	(3,396)	(1,449)
Total Investment Income	6,721,792	46,143,819	83,878,607	40,149,150
Expenses
Adviser fees	1,724,343	5,493,706	6,884,566	3,162,393
Sub-Adviser fees	—	—	—	—
Administrative service fees	183,888	515,684	687,377	339,686
Audit and legal fees	26,210	56,408	70,120	37,895
Custody fees	62,570	73,950	84,115	67,980
Insurance expenses	7,116	18,211	23,445	11,686
Directors’ fees	10,814	20,450	25,294	14,633
Other expenses	13,103	15,800	16,678	14,378
Total Expenses Before Reimbursement	2,028,044	6,194,209	7,791,595	3,648,651
Less:
Reimbursement from adviser	(238,364)	—	—	—
Custody earnings credit	(483)	(272)	(420)	(393)
Total Net Expenses	1,789,197	6,193,937	7,791,175	3,648,258
Net Investment Income/(Loss)	4,932,595	39,949,882	76,087,432	36,500,892
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	6,025,987	16,241,010	19,512,619	9,571,535
Affiliated investments	(2,127,319)	1,394,433	765,981	691,974
Distributions of realized capital gains from affiliated investments	6,307,636	23,794,659	20,373,236	4,471,271
Futures contracts	2,772,766	14,270,595	34,528,428	10,075,699
Foreign currency transactions	—	—	—	—
Swap agreements	(110,966)	(1,293,431)	(1,635,756)	(477,134)
Change in net unrealized appreciation/(depreciation) on:
Investments	15,640,256	41,044,429	43,497,849	19,558,618
Affiliated investments	54,269,359	192,392,449	215,434,178	66,050,270
Futures contracts	(1,020,711)	(2,978,867)	(3,106,061)	331,034
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Swap agreements	128,858	1,508,131	1,870,736	555,798
Net Realized and Unrealized Gains/(Losses)	81,885,866	286,373,408	331,241,210	110,829,065
Net Increase/(Decrease) in Net Assets Resulting From Operations	$86,818,461	$326,323,290	$407,328,642	$147,329,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$138,729	$208,288	$273,112	$632,172	$7,257,878	$261,800	$525,492
86	4	2,130	—	78,710	4	6,887
—	—	—	—	—	—	—
43,053	—	—	—	107,356	—	157,747
—	—	—	—	—	—	—
—	(11,974)	(12,515)	(54,130)	(10,403)	(3,482)	(114)
181,868	196,318	262,727	578,042	7,433,541	258,322	690,012

94,375	47,509	69,346	110,952	2,389,335	20,882	632,862
141,562	102,936	104,018	198,748	—	31,323	1,119,466
86,291	83,167	84,623	85,162	139,733	81,392	115,046
16,699	16,333	16,479	23,034	21,668	16,201	19,331
6,400	4,632	5,003	46,327	14,947	5,834	37,374
3,700	3,575	3,610	3,596	5,377	3,514	4,676
4,934	4,332	4,332	4,332	17,079	4,332	11,387
7,046	7,992	8,872	12,708	9,011	9,392	9,266
361,007	270,476	296,283	484,859	2,597,150	172,870	1,949,408

—	(49,760)	(19,930)	(96,795)	—	(109,719)	(175,232)
(356)	(593)	(1,283)	(939)	(499)	(505)	(1,575)
360,651	220,123	275,070	387,125	2,596,651	62,646	1,772,601
(178,783)	(23,805)	(12,343)	190,917	4,836,890	195,676	(1,082,589)

3,132,366	618,839	(6,424)	8,332 (a)	7,698,310	(293,057)	22,505,875
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(1,858)	(953)	(27,970)	—	(2,096)	—
—	—	—	—	—	—	—

4,253,477	1,032,702	3,874,480	6,532,318	60,495,956	605,286	25,265,662
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	(429)	—	—	—
—	1,137	80	1,671	(255)	81	—
—	—	—	—	—	—	—
7,385,843	1,650,820	3,867,183	6,513,922	68,194,011	310,214	47,771,537
$7,207,060	$1,627,015	$3,854,840	$6,704,839	$73,030,901	$505,890	$46,688,948

(a)	Includes foreign capital gain taxes paid of $1,989.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2010	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$3,959,361	$1,563,188	$2,453,995	$1,115,211
Interest	5,685	37,589	4,943	10,090
Income from securities loaned	28,916	149,475	208,235	28,305
Foreign dividend tax withholding	(2,751)	(1,060)	—	(17,532)
Total Investment Income	3,991,211	1,749,192	2,667,173	1,136,074
Expenses
Adviser fees	489,029	1,821,134	710,544	1,226,107
Sub-Adviser fees	1,467,087	—	—	—
Administrative service fees	128,903	132,958	120,602	107,247
Audit and legal fees	20,697	21,550	20,322	18,612
Custody fees	14,349	33,409	38,042	11,718
Insurance expenses	5,155	5,540	4,990	4,392
Directors’ fees	14,534	16,777	15,390	10,352
Other expenses	9,205	9,585	14,385	8,147
Total Expenses Before Reimbursement	2,148,959	2,040,953	924,275	1,386,575
Less:
Reimbursement from adviser	—	—	—	(408,702)
Custody earnings credit	(532)	(121)	(759)	(447)
Total Net Expenses	2,148,427	2,040,832	923,516	977,426
Net Investment Income/(Loss)	1,842,784	(291,640)	1,743,657	158,648
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	6,589,191	53,825,562	13,026,329	17,017,642
Futures contracts	—	1,592,368	188,802	—
Foreign currency transactions	360	(596)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	44,504,600	6,186,570	32,386,112	18,083,987
Futures contracts	—	428,418	(76,863)	—
Foreign currency forward contracts	—	5,249	—	—
Foreign currency transactions	—	(4,653)	—	—
Net Realized and Unrealized Gains/(Losses)	51,094,151	62,032,918	45,524,380	35,101,629
Net Increase/(Decrease) in Net Assets Resulting From Operations	$52,936,935	$61,741,278	$47,268,037	$35,260,277

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$2,952,136	$3,139,026	$5,287,220	$1,145,980	$8,828,891	$25,068,490	$43,063
24,544	7,194	27,906	1,399	2,213,972	22,583	—
59,300	41,233	29,973	31,570	—	623,757	—
(42,137)	—	—	—	(787,275)	(2,367,118)	(836)
2,993,843	3,187,453	5,345,099	1,178,949	10,255,588	23,347,712	42,227

1,497,500	546,765	3,039,291	306,186	1,406,018	3,988,082	12,253
—	980,586	—	—	1,911,432	2,935,670	20,422
154,875	120,729	170,440	97,496	155,116	246,844	80,817
23,547	19,790	25,273	17,864	37,175	34,514	17,453
19,402	29,224	30,496	25,203	332,329	264,050	2,400
6,170	4,855	6,821	4,122	5,465	9,751	3,498
23,676	12,091	23,302	6,641	16,723	42,932	4,332
9,822	8,292	10,264	11,597	73,267	41,198	7,081
1,734,992	1,722,332	3,305,887	469,109	3,937,525	7,563,041	148,256

—	—	—	—	(177,486)	(651,214)	(108,191)
(74)	(493)	(149)	(707)	(4,216)	(453)	(39)
1,734,918	1,721,839	3,305,738	468,402	3,755,823	6,911,374	40,026
1,258,925	1,465,614	2,039,361	710,547	6,499,765	16,436,338	2,201

34,366,352	19,361,980	36,061,225	5,839,547	6,638,796	8,370,089 (a)	(9,014)
—	—	—	350,668	(965,519)	—	—
—	—	—	—	(542,261)	(1,085,913)	—

62,196,129	25,881,479	69,833,782	13,551,670	46,890,369	46,486,530	709,608
—	—	—	(36,800)	(123,199)	—	—
—	—	—	—	(142,049)	(3,942)	—
—	—	—	—	26,690	92,742	—
96,562,481	45,243,459	105,895,007	19,705,085	51,782,827	53,859,506	700,594

$97,821,406	$46,709,073	$107,934,368	$20,415,632	$58,282,592	$70,295,844	$702,795

(a)	Includes foreign capital gain taxes paid of $96,717.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2010	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$76,135	$86,470	$894,076	$3,293,248
Interest	1	—	156	20,163
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	3,654	18,656
Foreign dividend tax withholding	(457)	(671)	(1,158)	(12,665)
Total Investment Income	75,679	85,799	896,728	3,319,402
Expenses
Adviser fees	27,087	18,649	210,070	2,828,640
Sub-Adviser fees	58,690	27,973	360,121	—
Administrative service fees	81,806	81,243	92,004	150,716
Audit and legal fees	16,225	16,175	17,375	23,464
Custody fees	4,860	12,907	36,679	28,088
Insurance expenses	3,524	3,507	3,936	6,208
Directors’ fees	4,332	4,332	4,837	19,327
Other expenses	7,505	7,149	8,050	9,018
Total Expenses Before Reimbursement	204,029	171,935	733,072	3,065,461
Less:
Reimbursement from adviser	(113,446)	(110,619)	(120,041)	(883,950)
Custody earnings credit	(291)	(396)	(601)	(178)
Total Net Expenses	90,292	60,920	612,430	2,181,333
Net Investment Income/(Loss)	(14,613)	24,879	284,298	1,138,069
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	156,516	439,956	5,317,492	42,653,802
Written option contracts	—	—	—	53,646
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,970,797	630,686	3,419,746	(14,272,589)
Written option contracts	—	—	—	2,234
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	2,127,313	1,070,642	8,737,238	28,437,093
Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,112,700	$1,095,521	$9,021,536	$29,575,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$9,634,286	$446,691	$15,177,443	$8,429,447	$6,610,036	$1,512,852	$3,643,215
32,894	5	26,658	99,227	6,149	284,958	2,561,391
—	—	—	—	—	—	755,401
43,952	1,086	17,823	18,794	19,293	—	10,237
(26,952)	(5,410)	(19,072)	(11,551)	—	(22,362)	—
9,684,180	442,372	15,202,852	8,535,917	6,635,478	1,775,448	6,970,244

3,835,501	232,324	4,476,658	3,810,084	1,090,682	396,100	938,495
—	232,324	—	—	—	—	—
271,775	91,616	229,222	199,481	144,379	92,188	134,233
38,392	17,332	31,277	28,761	23,134	17,193	21,970
55,424	21,143	26,145	46,780	41,008	20,483	40,988
10,997	3,920	9,055	7,953	5,975	3,882	5,597
60,240	4,989	39,445	33,982	23,812	4,713	21,256
13,521	8,616	11,586	11,136	14,251	10,349	23,529
4,285,850	612,264	4,823,388	4,138,177	1,343,241	544,908	1,186,068

—	(58,081)	—	—	—	(25,405)	—
(144)	(270)	(76)	(504)	(423)	(1,527)	(605)
4,285,706	553,913	4,823,312	4,137,673	1,342,818	517,976	1,185,463
5,398,474	(111,541)	10,379,540	4,398,244	5,292,660	1,257,472	5,784,781

73,533,700	3,250,088	34,506,203	45,017,061	1,826,079	907,790	9,268,848
472,191	—	—	(795,488)	—	(102,156)	—
—	—	—	5,628,265	658,061	943,161	406,349
—	749	—	—	—	—	—

17,416,529	5,779,374	46,319,560	7,788,768	35,922,288	6,687,145	18,197,146
5,235	—	—	(67,706)	—	(7,734)	—
—	—	—	(271,780)	45,994	66,827	(16,424)
—	(548)	—	—	—	—	—
91,427,655	9,029,663	80,825,763	57,299,120	38,452,422	8,495,033	27,855,919
$96,826,129	$8,918,122	$91,205,303	$61,697,364	$43,745,082	$9,752,505	$33,640,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2010	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Investment Income
Dividends	$846,076	$1,151,789	$—	$337,501
Interest	66,430,275	5,316,459	269,981	66,993,991
Income from mortgage dollar rolls	—	—	—	1,452,508
Income from securities loaned	252,782	14,903	—	25,809
Income from affiliated investments	—	—	—	1,446,685
Foreign dividend tax withholding	—	(6,133)	—	—
Total Investment Income	67,529,133	6,477,018	269,981	70,256,494
Expenses
Adviser fees	3,123,696	378,000	21,401	5,115,027
Sub-Adviser fees	—	—	28,535	—
Administrative service fees	236,185	98,900	81,427	335,751
Audit and legal fees	31,641	17,868	17,758	42,526
Custody fees	27,454	19,140	4,339	46,984
Insurance expenses	9,171	4,129	3,518	13,146
Directors’ fees	41,597	8,654	4,332	62,751
Other expenses	22,725	16,088	9,797	35,376
Total Expenses Before Reimbursement	3,492,469	542,779	171,107	5,651,561
Less:
Reimbursement from adviser	—	—	(121,669)	(68,184)
Custody earnings credit	(371)	(1,639)	(929)	(143)
Total Net Expenses	3,492,098	541,140	48,509	5,583,234
Net Investment Income/(Loss)	64,037,035	5,935,878	221,472	64,673,260
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	17,675,557	2,500,325	140,537	49,400,808
Written option contracts	—	(33,766)	—	—
Futures contracts	—	274,613	102,263	(8,967,671)
Foreign currency transactions	—	—	—	21,328
Swap agreements	1,049,165	(56,974)	—	(1,061,794)
Change in net unrealized appreciation/(depreciation) on:
Investments	23,998,230	5,504,954	(5,729)	32,203,425
Affiliated investments	—	—	—	982,699
Written option contracts	—	(3,817)	—	—
Futures contracts	—	84,181	17,349	2,758,892
Swap agreements	—	(84,724)	—	(470,282)
Net Realized and Unrealized Gains/(Losses)	42,722,952	8,184,792	254,420	74,867,405
Net Increase/(Decrease) in Net Assets Resulting From Operations	$106,759,987	$14,120,670	$475,892	$139,540,665

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$233,088	$—	$11,817
4,418,467	42,479,992	908,482	618,038
1,436,876	472,398	520,506	—
1,181	11,305	—	—
—	1,610,704	—	—
—	—	—	—
5,856,524	44,807,487	1,428,988	629,855

571,556	4,834,491	165,431	821,157
—	—	—	—
112,660	321,725	86,617	121,058
19,390	38,902	17,527	22,538
15,419	41,774	8,474	18,311
4,724	11,984	3,719	6,379
13,630	56,031	4,857	21,060
17,384	25,265	8,796	14,648
754,763	5,330,172	295,421	1,025,151

—	(75,914)	—	(378,579)
(665)	(389)	(869)	(81)
754,098	5,253,869	294,552	646,491
5,102,426	39,553,618	1,134,436	(16,636)

2,020,684	26,914,222	8,296	16,636
—	—	—	—
—	(16,852,702)	46,370	—
—	—	—	—
—	(901,423)	—	—

7,104,007	10,444,708	2,549,208	—
—	1,094,113	—	—
—	—	—	—
—	624,422	(1,565)	—
—	(212,752)	—	—
9,124,691	21,110,588	2,602,309	16,636
$14,227,117	$60,664,206	$3,736,745	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

For the periods ended	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$4,932,595	$5,236,625	$39,949,882	$37,888,690
Net realized gains/(losses)	12,868,104	6,749,517	54,407,266	50,431,279
Change in net unrealized appreciation/(depreciation)	69,017,762	102,808,518	231,966,142	343,326,328
Net Change in Net Assets Resulting From Operations	86,818,461	114,794,660	326,323,290	431,646,297
Distributions to Shareholders
From net investment income	(7,662,901)	(18,135,548)	(49,859,905)	(77,679,068)
From net realized gains	(4,658,714)	(160,158)	(32,185,155)	—
Total Distributions to Shareholders	(12,321,615)	(18,295,706)	(82,045,060)	(77,679,068)
Capital Stock Transactions
Sold	49,645,698	62,333,686	298,120,172	262,244,472
Distributions reinvested	12,321,615	18,295,706	82,045,060	77,679,068
Redeemed	(46,935,716)	(33,861,667)	(101,856,910)	(65,488,124)
Capital Stock Transactions	15,031,597	46,767,725	278,308,322	274,435,416
Net Increase/(Decrease) in Net Assets	89,528,443	143,266,679	522,586,552	628,402,645
Net Assets, Beginning of Period	497,576,599	354,309,920	1,982,967,761	1,354,565,116
Net Assets, End of Period	$587,105,042	$497,576,599	$2,505,554,313	$1,982,967,761
Accumulated Undistributed Net Investment Income/(Loss)	$7,673,941	$7,745,159	$52,006,434	$50,399,667
Capital Stock Share Transactions
Sold	4,524,218	6,919,123	27,140,256	27,844,433
Distributions reinvested	1,191,980	1,859,131	7,946,176	7,812,123
Redeemed	(4,349,806)	(3,766,744)	(9,392,696)	(7,416,567)

Total Capital Stock Share Transactions	1,366,392	5,011,510	25,693,736	28,239,989

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Partner Technology Portfolio		Partner Healthcare Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$76,087,432	$66,584,261	$36,500,892	$29,172,718	$(178,783)	$(174,850)	$(23,805)	$19,365
73,544,508	80,031,567	24,333,345	29,530,413	3,132,366	1,367,865	616,981	392,382
257,696,702	375,952,232	86,495,720	122,345,818	4,253,477	10,534,837	1,033,839	2,043,886
407,328,642	522,568,060	147,329,957	181,048,949	7,207,060	11,727,852	1,627,015	2,455,633

(76,890,890)	(103,104,758)	(31,302,287)	(36,683,505)	—	—	(23,542)	(1,353)
(45,561,952)	—	(19,836,135)	—	—	—	(262,307)	—
(122,452,842)	(103,104,758)	(51,138,422)	(36,683,505)	—	—	(285,849)	(1,353)

614,351,156	420,024,727	427,186,569	229,376,369	4,407,853	4,164,161	5,259,908	5,875,845
122,452,842	103,104,758	51,138,422	36,683,505	—	—	285,849	1,353
(110,836,145)	(95,625,567)	(58,578,795)	(49,801,447)	(6,258,515)	(9,260,649)	(2,317,699)	(2,167,917)
625,967,853	427,503,918	419,746,196	216,258,427	(1,850,662)	(5,096,488)	3,228,058	3,709,281
910,843,653	846,967,220	515,937,731	360,623,871	5,356,398	6,631,364	4,569,224	6,163,561
2,658,525,633	1,811,558,413	1,075,379,751	714,755,880	30,948,630	24,317,266	13,298,959	7,135,398
$3,569,369,286	$2,658,525,633	$1,591,317,482	$1,075,379,751	$36,305,028	$30,948,630	$17,868,183	$13,298,959
$86,827,001	$77,589,357	$38,931,043	$31,490,233	$(10,525)	$(7,896)	$(5,246)	$18,891

55,461,086	43,010,345	38,370,189	22,979,021	724,915	906,480	455,646	631,405
11,646,203	10,186,103	4,793,583	3,557,016	—	—	26,100	142
(10,069,318)	(10,558,694)	(5,244,829)	(5,101,337)	(1,059,465)	(2,159,106)	(203,825)	(228,457)

57,037,971	42,637,754	37,918,943	21,434,700	(334,550)	(1,252,626)	277,921	403,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

For the periods ended	Partner Natural Resources Portfolio		Partner Emerging Markets Portfolio
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$(12,343)	$19,733	$190,917	$66,563
Net realized gains/(losses)	(7,377)	(167,407)	(19,638)	(528,539)
Change in net unrealized appreciation/(depreciation)	3,874,560	4,710,942	6,533,560	4,794,107
Net Change in Net Assets Resulting From Operations	3,854,840	4,563,268	6,704,839	4,332,131
Distributions to Shareholders
From net investment income	(19,477)	—	—	(76,466)
From net realized gains	—	—	—	—
From return of capital	—	—	—	—
Total Distributions to Shareholders	(19,477)	—	—	(76,466)
Capital Stock Transactions
Sold	7,563,833	12,737,918	22,150,878	12,684,986
Distributions reinvested	19,477	—	—	76,466
Redeemed	(3,851,104)	(2,763,376)	(5,338,930)	(4,919,497)
Capital Stock Transactions	3,732,206	9,974,542	16,811,948	7,841,955
Net Increase/(Decrease) in Net Assets	7,567,569	14,537,810	23,516,787	12,097,620
Net Assets, Beginning of Period	21,131,842	6,594,032	17,426,885	5,329,265
Net Assets, End of Period	$28,699,411	$21,131,842	$40,943,672	$17,426,885
Accumulated Undistributed Net Investment Income/(Loss)	$(16,267)	$16,506	$147,723	$(13,235)
Capital Stock Share Transactions
Sold	912,419	1,837,899	2,019,483	1,543,971
Distributions reinvested	2,527	—	—	7,887
Redeemed	(482,071)	(421,288)	(504,508)	(712,596)

Total Capital Stock Share Transactions	432,875	1,416,611	1,514,975	839,262

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Utilities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$4,836,890	$6,401,449	$195,676	$148,844	$(1,082,589)	$(491,521)	$1,842,784	$1,522,980
7,698,310	(18,106,885)	(295,153)	(242,067)	22,505,875	(11,073,509)	6,589,551	(11,704,586)
60,495,701	67,919,294	605,367	805,011	25,265,662	50,769,096	44,504,600	59,656,759
73,030,901	56,213,858	505,890	711,788	46,688,948	39,204,066	52,936,935	49,475,153

(8,680,000)	(6,291,795)	(150,229)	—	—	(111,079)	(2,402,557)	(1,581,418)
—	—	—	—	—	—	—	(159,744)
—	(2,508,205)	—	—	—	—	—	—
(8,680,000)	(8,800,000)	(150,229)	—	—	(111,079)	(2,402,557)	(1,741,162)

22,234,058	37,489,864	2,299,675	2,724,661	9,014,114	16,165,667	12,437,630	23,552,161
8,680,000	8,800,000	150,229	—	—	111,079	2,402,557	1,741,162
(31,217,013)	(25,720,724)	(1,275,037)	(1,412,214)	(7,664,976)	(7,344,076)	(24,782,056)	(14,611,741)
(302,955)	20,569,140	1,174,867	1,312,447	1,349,138	8,932,670	(9,941,869)	10,681,582
64,047,946	67,982,998	1,530,528	2,024,235	48,038,086	48,025,657	40,592,509	58,415,573
265,402,705	197,419,707	6,376,286	4,352,051	160,486,579	112,460,922	226,346,373	167,930,800
$329,450,651	$265,402,705	$7,906,814	$6,376,286	$208,524,665	$160,486,579	$266,938,882	$226,346,373
$(32,857)	$(23,786)	$190,394	$147,043	$(210,701)	$(12,225)	$13,432	$303,244

1,766,561	3,975,463	302,294	398,132	850,994	1,848,403	758,747	1,738,781
598,464	741,059	20,755	—	—	13,562	130,058	120,126
(2,377,533)	(3,096,946)	(167,856)	(204,597)	(718,272)	(956,588)	(1,410,305)	(1,250,415)

(12,508)	1,619,576	155,193	193,535	132,722	905,377	(521,500)	608,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Stock Portfolio		Small Cap Index Portfolio
For the periods ended	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$(291,640)	$1,788,616	$1,743,657	$1,699,363
Net realized gains/(losses)	55,417,334	(6,916,337)	13,215,131	(4,729,130)
Change in net unrealized appreciation/(depreciation)	6,615,584	53,295,962	32,309,249	43,883,619
Net Change in Net Assets Resulting From Operations	61,741,278	48,168,241	47,268,037	40,853,852
Distributions to Shareholders
From net investment income	(107,303)	(2,254,275)	(1,688,689)	(3,597,439)
From net realized gains	—	—	—	(31,411,591)
Total Distributions to Shareholders	(107,303)	(2,254,275)	(1,688,689)	(35,009,030)
Capital Stock Transactions
Sold	13,439,189	31,855,260	3,643,585	3,874,146
Distributions reinvested	107,303	2,254,275	1,688,689	35,009,030
Redeemed	(30,435,902)	(28,326,953)	(34,729,940)	(33,002,127)
In-kind redemptions	—	(81,263,535)	—	—
Capital Stock Transactions	(16,889,410)	(75,480,953)	(29,397,666)	5,881,049
Net Increase/(Decrease) in Net Assets	44,744,565	(29,566,987)	16,181,682	11,725,871
Net Assets, Beginning of Period	258,492,738	288,059,725	203,919,492	192,193,621
Net Assets, End of Period	$303,237,303	$258,492,738	$220,101,174	$203,919,492
Accumulated Undistributed Net Investment Income/(Loss)	$(38,794)	$87,641	$1,708,671	$1,674,601
Capital Stock Share Transactions
Sold	1,298,393	3,553,935	318,673	402,579
Distributions reinvested	10,599	233,373	155,052	4,157,496
Redeemed	(2,886,516)	(3,399,243)	(3,081,494)	(3,496,648)
In-kind redemptions	—	(8,813,833)	—	—

Total Capital Stock Share Transactions	(1,577,524)	(8,425,768)	(2,607,769)	1,063,427

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Growth Portfolio II		Mid Cap Growth Portfolio		Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$158,648	$(48,427)	$1,258,925	$922,344	$1,465,614	$1,980,078	$2,039,361	$2,300,832
17,017,642	3,074,088	34,366,352	(32,463,158)	19,361,980	(15,137,528)	36,061,225	(9,046,940)
18,083,987	36,378,132	62,196,129	159,600,719	25,881,479	54,456,720	69,833,782	149,325,178
35,260,277	39,403,793	97,821,406	128,059,905	46,709,073	41,299,270	107,934,368	142,579,070

—	(1,858)	(947,099)	(53,590)	(1,688,800)	(1,544,209)	(2,143,045)	(2,265,664)
(12,175,789)	—	—	—	—	—	—	—
(12,175,789)	(1,858)	(947,099)	(53,590)	(1,688,800)	(1,544,209)	(2,143,045)	(2,265,664)

4,127,514	11,002,912	12,318,445	9,597,955	10,033,281	24,284,192	16,381,052	44,812,008
12,175,789	1,858	947,099	53,590	1,688,800	1,544,209	2,143,045	2,265,664
(5,002,263)	(5,335,093)	(55,446,013)	(47,544,157)	(8,283,642)	(5,216,249)	(56,361,371)	(28,894,369)
—	—	—	—	—	—	—	(94,857,255)
11,301,040	5,669,677	(42,180,469)	(37,892,612)	3,438,439	20,612,152	(37,837,274)	(76,673,952)
34,385,528	45,071,612	54,693,838	90,113,703	48,458,712	60,367,213	67,954,049	63,639,454
125,842,491	80,770,879	365,215,499	275,101,796	183,704,037	123,336,824	443,522,484	379,883,030
$160,228,019	$125,842,491	$419,909,337	$365,215,499	$232,162,749	$183,704,037	$511,476,533	$443,522,484
$127,388	$(7,860)	$1,151,918	$843,854	$476,775	$706,749	$138,855	$254,446

478,499	1,475,899	780,913	818,856	903,936	2,536,751	1,646,930	5,114,930
1,262,455	273	63,855	4,650	136,786	147,914	180,466	235,365
(563,662)	(853,810)	(3,557,867)	(4,288,947)	(680,225)	(655,612)	(5,350,949)	(3,635,718)
—	—	—	—	—	—	—	(10,101,945)

1,177,292	622,362	(2,713,099)	(3,465,441)	360,497	2,029,053	(3,523,553)	(8,387,368)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$710,547	$912,375	$6,499,765	$3,223,252
Net realized gains/(losses)	6,190,215	(1,605,754)	5,131,016	(3,510,140)
Change in net unrealized appreciation/(depreciation)	13,514,870	24,798,146	46,651,811	49,581,521
Net Change in Net Assets Resulting From Operations	20,415,632	24,104,767	58,282,592	49,294,633
Distributions to Shareholders
From net investment income	(915,779)	(1,478,447)	(6,741,083)	(3,279,164)
From net realized gains	—	(4,989,989)	—	—
Total Distributions to Shareholders	(915,779)	(6,468,436)	(6,741,083)	(3,279,164)
Capital Stock Transactions
Sold	3,692,861	3,308,320	215,387,135	104,369,167
Distributions reinvested	915,779	6,468,436	6,741,083	3,279,164
Redeemed	(16,864,029)	(15,621,055)	(5,936,398)	(4,693,486)
Capital Stock Transactions	(12,255,389)	(5,844,299)	216,191,820	102,954,845
Net Increase/(Decrease) in Net Assets	7,244,464	11,792,032	267,733,329	148,970,314
Net Assets, Beginning of Period	86,932,328	75,140,296	254,871,845	105,901,531
Net Assets, End of Period	$94,176,792	$86,932,328	$522,605,174	$254,871,845
Accumulated Undistributed Net Investment Income/(Loss)	$698,930	$904,162	$(925,747)	$(200,442)
Capital Stock Share Transactions
Sold	330,237	382,861	27,030,292	15,224,114
Distributions reinvested	86,004	791,604	768,871	420,103
Redeemed	(1,506,899)	(1,829,731)	(757,779)	(679,559)

Total Capital Stock Share Transactions	(1,090,658)	(655,266)	27,041,384	14,964,658

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio		Partner All Cap Value Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$16,436,338	$17,683,619	$2,201	$14,493	$(14,613)	$(6,294)	$24,879	$42,158
7,284,176	(121,748,365)	(9,014)	(321,107)	156,516	(435,801)	439,956	(268,937)
46,575,330	278,620,507	709,608	1,399,369	1,970,797	2,145,133	630,686	1,305,621
70,295,844	174,555,761	702,795	1,092,755	2,112,700	1,703,038	1,095,521	1,078,842

(16,065,985)	(18,300,363)	(4,433)	(16,869)	—	—	—	(56,625)
—	—	—	—	—	—	—	—
(16,065,985)	(18,300,363)	(4,433)	(16,869)	—	—	—	(56,625)

4,983,579	7,808,530	1,834,566	1,124,562	4,249,755	6,018,255	2,323,618	3,449,075
16,065,985	18,300,363	4,433	16,869	—	—	—	56,625
(68,883,073)	(77,546,663)	(2,240,089)	(1,288,022)	(2,700,508)	(2,034,630)	(1,584,915)	(1,465,765)
(47,833,509)	(51,437,770)	(401,090)	(146,591)	1,549,247	3,983,625	738,703	2,039,935
6,396,350	104,817,628	297,272	929,295	3,661,947	5,686,663	1,834,224	3,062,152
882,943,082	778,125,454	4,130,015	3,200,720	8,096,440	2,409,777	5,523,460	2,461,308
$889,339,432	$882,943,082	$4,427,287	$4,130,015	$11,758,387	$8,096,440	$7,357,684	$5,523,460
$(589,578)	$207,657	$(5,207)	$(2,970)	$(5,260)	$(2,970)	$39,887	$(11,928)

514,732	950,413	201,950	151,940	490,313	906,141	289,627	514,033
1,508,576	1,849,007	428	1,928	—	—	—	7,401
(7,059,463)	(9,592,809)	(246,241)	(176,017)	(330,236)	(349,083)	(202,448)	(249,068)

(5,036,155)	(6,793,389)	(43,863)	(22,149)	160,077	557,058	87,179	272,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner All Cap Portfolio		Large Cap Growth Portfolio II
For the periods ended	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$284,298	$422,911	$1,138,069	$2,244,993
Net realized gains/(losses)	5,317,492	(2,362,387)	42,707,448	48,044,595
Change in net unrealized appreciation/(depreciation)	3,419,746	15,986,057	(14,270,355)	65,858,838
Net Change in Net Assets Resulting From Operations	9,021,536	14,046,581	29,575,162	116,148,426
Distributions to Shareholders
From net investment income	(425,206)	(744,537)	(1,062,853)	(1,800,000)
From net realized gains	—	—	(46,391,869)	(34,604,586)
Total Distributions to Shareholders	(425,206)	(744,537)	(47,454,722)	(36,404,586)
Capital Stock Transactions
Sold	2,965,952	3,017,479	13,054,152	37,627,887
Distributions reinvested	425,206	744,537	47,454,722	36,404,586
Redeemed	(12,178,664)	(10,602,481)	(14,902,948)	(12,742,230)
In-kind redemptions	—	—	—	(92,633,477)
Capital Stock Transactions	(8,787,506)	(6,840,465)	45,605,926	(31,343,234)
Net Increase/(Decrease) in Net Assets	(191,176)	6,461,579	27,726,366	48,400,606
Net Assets, Beginning of Period	62,614,815	56,153,236	357,385,831	308,985,225
Net Assets, End of Period	$62,423,639	$62,614,815	$385,112,197	$357,385,831
Accumulated Undistributed Net Investment Income/(Loss)	$277,270	$418,643	$520,973	$440,796
Capital Stock Share Transactions
Sold	373,560	462,092	1,814,296	5,172,919
Distributions reinvested	56,045	117,219	6,959,263	5,075,903
Redeemed	(1,537,172)	(1,685,580)	(2,072,421)	(2,095,667)
In-kind redemptions	—	—	—	(12,151,976)

Total Capital Stock Share Transactions	(1,107,567)	(1,106,269)	6,701,138	(3,998,821)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Growth Portfolio		Partner Growth Stock Portfolio		Large Cap Value Portfolio		Large Cap Stock Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$5,398,474	$7,117,900	$(111,541)	$8,053	$10,379,540	$11,851,639	$4,398,244	$5,355,536
74,005,891	(43,627,231)	3,250,837	(6,420,038)	34,506,203	(130,856,830)	49,849,838	(61,424,828)
17,421,764	350,249,363	5,778,826	25,925,820	46,319,560	260,863,957	7,449,282	186,052,726
96,826,129	313,740,032	8,918,122	19,513,835	91,205,303	141,858,766	61,697,364	129,983,434

(5,477,772)	(6,800,000)	(10,928)	(168,813)	(10,382,197)	(12,050,128)	(4,434,436)	(5,328,987)
—	—	—	—	—	—	—	—
(5,477,772)	(6,800,000)	(10,928)	(168,813)	(10,382,197)	(12,050,128)	(4,434,436)	(5,328,987)

14,875,050	15,247,288	2,657,012	2,008,107	26,733,249	115,078,386	13,368,032	36,368,850
5,477,772	6,800,000	10,928	168,813	10,382,197	12,050,128	4,434,436	5,328,987
(153,711,612)	(148,213,234)	(11,486,072)	(12,277,879)	(39,675,311)	(51,951,746)	(64,056,535)	(46,479,433)
—	—	—	—	—	(136,060,265)	—	—
(133,358,790)	(126,165,946)	(8,818,132)	(10,100,959)	(2,559,865)	(60,883,497)	(46,254,067)	(4,781,596)
(42,010,433)	180,774,086	89,062	9,244,063	78,263,241	68,925,141	11,008,861	119,872,851
1,025,312,961	844,538,875	61,338,025	52,093,962	733,019,856	664,094,715	617,272,542	497,399,691
$983,302,528	$1,025,312,961	$61,427,087	$61,338,025	$811,283,097	$733,019,856	$628,281,403	$617,272,542
$137,213	$197,953	$(11,051)	$2,609	$131,811	$134,913	$11,693	$47,073

965,096	1,221,624	255,064	250,857	2,762,528	13,763,893	1,738,095	5,248,402
325,518	437,921	1,117	21,147	968,598	1,245,398	522,294	685,503
(9,972,843)	(12,116,518)	(1,127,792)	(1,581,892)	(4,067,316)	(6,675,323)	(8,255,951)	(7,473,745)
—	—	—	—	—	(14,352,349)	—	—

(8,682,229)	(10,456,973)	(871,611)	(1,309,888)	(336,190)	(6,018,381)	(5,995,562)	(1,539,840)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Index Portfolio		Equity Income Plus Portfolio
For the periods ended	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$5,292,660	$6,110,966	$1,257,472	$975,504
Net realized gains/(losses)	2,484,140	(12,662,349)	1,748,795	(2,085,233)
Change in net unrealized appreciation/(depreciation)	35,968,282	77,470,581	6,746,238	8,440,660
Net Change in Net Assets Resulting From Operations	43,745,082	70,919,198	9,752,505	7,330,931
Distributions to Shareholders
From net investment income	(6,071,009)	(9,467,689)	(1,091,095)	(906,000)
From net realized gains	—	(17,308,240)	—	—
Total Distributions to Shareholders	(6,071,009)	(26,775,929)	(1,091,095)	(906,000)
Capital Stock Transactions
Sold	4,998,559	5,924,668	12,697,884	7,722,033
Distributions reinvested	6,071,009	26,775,929	1,091,095	906,000
Redeemed	(55,384,625)	(58,384,704)	(1,126,810)	(1,425,336)
Capital Stock Transactions	(44,315,057)	(25,684,107)	12,662,169	7,202,697
Net Increase/(Decrease) in Net Assets	(6,640,984)	18,459,162	21,323,579	13,627,628
Net Assets, Beginning of Period	338,170,475	319,711,313	54,979,092	41,351,464
Net Assets, End of Period	$331,529,491	$338,170,475	$76,302,671	$54,979,092
Accumulated Undistributed Net Investment Income/(Loss)	$5,235,385	$6,061,481	$232,290	$67,433
Capital Stock Share Transactions
Sold	312,434	435,006	1,490,262	1,060,712
Distributions reinvested	396,951	2,079,361	121,252	113,302
Redeemed	(3,450,988)	(4,351,097)	(139,940)	(223,105)

Total Capital Stock Share Transactions	(2,741,603)	(1,836,730)	1,471,574	950,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Balanced Portfolio		High Yield Portfolio		Diversified Income Plus Portfolio		Partner Socially Responsible Bond Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$5,784,781	$6,741,178	$64,037,035	$63,190,081	$5,935,878	$5,464,674	$221,472	$275,353
9,675,197	3,502,410	18,724,722	(39,327,941)	2,684,198	(4,915,023)	242,800	84,431
18,180,722	40,989,265	23,998,230	221,535,617	5,500,594	21,423,316	11,620	332,393
33,640,700	51,232,853	106,759,987	245,397,757	14,120,670	21,972,967	475,892	692,177

(7,030,465)	(11,644,909)	(64,046,375)	(62,236,431)	(4,650,351)	(5,981,706)	(221,596)	(234,799)
(1,826,310)	(4,181,300)	—	—	—	—	(275,856)	(346,960)
(8,856,775)	(15,826,209)	(64,046,375)	(62,236,431)	(4,650,351)	(5,981,706)	(497,452)	(581,759)

5,772,338	4,403,989	80,573,299	52,076,075	17,961,894	7,684,739	5,658,903	2,952,032
8,856,775	15,826,209	64,046,375	62,236,431	4,650,351	5,981,706	497,432	582,116
(49,978,166)	(54,499,515)	(160,313,331)	(138,725,078)	(13,225,573)	(17,511,175)	(3,516,635)	(4,276,959)
(35,349,053)	(34,269,317)	(15,693,657)	(24,412,572)	9,386,672	(3,844,730)	2,639,700	(742,811)
(10,565,128)	1,137,327	27,019,955	158,748,754	18,856,991	12,146,531	2,618,140	(632,393)
281,158,197	280,020,870	755,968,546	597,219,792	87,151,652	75,005,121	6,183,938	6,816,331
$270,593,069	$281,158,197	$782,988,501	$755,968,546	$106,008,643	$87,151,652	$8,802,078	$6,183,938
$5,723,736	$6,997,054	$529,058	$465,728	$5,812,376	$4,610,543	$(1,422)	$(1,080)

421,740	363,420	17,296,149	12,542,548	2,825,605	1,373,725	530,437	290,876
670,373	1,383,688	13,795,413	15,502,844	770,104	1,166,457	47,873	57,700
(3,631,342)	(4,643,812)	(34,205,099)	(33,976,502)	(2,084,239)	(3,307,219)	(333,345)	(420,767)

(2,539,229)	(2,896,704)	(3,113,537)	(5,931,110)	1,511,470	(767,037)	244,965	(72,191)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Income Portfolio		Bond Index Portfolio

For the periods ended	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$64,673,260	$65,695,155	$5,102,426	$6,005,484
Net realized gains/(losses)	39,392,671	(41,235,693)	2,020,684	3,014,854
Change in net unrealized appreciation/(depreciation)	35,474,734	198,015,845	7,104,007	3,482,736
Net Change in Net Assets Resulting From Operations	139,540,665	222,475,307	14,227,117	12,503,074
Distributions to Shareholders
From net investment income	(64,435,842)	(66,102,037)	(5,092,427)	(6,320,731)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(64,435,842)	(66,102,037)	(5,092,427)	(6,320,731)
Capital Stock Transactions
Sold	155,625,675	101,063,089	20,751,109	13,056,172
Distributions reinvested	64,435,842	66,102,037	5,092,427	6,320,731
Redeemed	(251,110,099)	(142,485,709)	(30,119,545)	(43,680,117)
Capital Stock Transactions	(31,048,582)	24,679,417	(4,276,009)	(24,303,214)
Net Increase/(Decrease) in Net Assets	44,056,241	181,052,687	4,858,681	(18,120,871)
Net Assets, Beginning of Period	1,278,155,715	1,097,103,028	156,528,149	174,649,020
Net Assets, End of Period	$1,322,211,956	$1,278,155,715	$161,386,830	$156,528,149
Accumulated Undistributed Net Investment Income/(Loss)	$393,275	$659,905	$9,363	$(636)
Capital Stock Share Transactions
Sold	15,895,157	11,238,206	1,954,827	1,322,464
Distributions reinvested	6,592,114	7,637,385	481,492	644,945
Redeemed	(25,853,912)	(16,534,979)	(2,841,577)	(4,488,055)

Total Capital Stock Share Transactions	(3,366,641)	2,340,612	(405,258)	(2,520,646)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

$39,553,618	$41,538,278	$1,134,436	$1,462,372	$(16,636)	$2,773,294
9,160,097	(3,921,593)	54,666	808,926	16,636	92,385
11,950,491	90,309,241	2,547,643	1,415,938	—	—
60,664,206	127,925,926	3,736,745	3,687,236	—	2,865,679

(39,165,559)	(40,607,051)	(1,134,436)	(1,111,908)	—	(2,865,679)
—	—	(314,976)	—	—	—
(39,165,559)	(40,607,051)	(1,449,412)	(1,111,908)	—	(2,865,679)

239,166,783	153,358,304	5,167,343	1,508,556	61,776,705	2,263,584,061
39,165,559	40,611,936	1,449,412	1,111,908	–	2,865,687
(86,736,588)	(101,588,023)	(6,929,109)	(8,809,487)	(136,018,196)	(2,703,888,201)
191,595,754	92,382,217	(312,354)	(6,189,023)	(74,241,491)	(437,438,453)
213,094,401	179,701,092	1,974,979	(3,613,695)	(74,241,491)	(437,438,453)
1,105,640,612	925,939,520	31,553,062	35,166,757	246,008,074	683,446,527
$1,318,735,013	$1,105,640,612	$33,528,041	$31,553,062	$171,766,583	$246,008,074
$(141,600)	$57,515	$—	$—	$—	$(32,386)

24,480,712	16,309,348	507,606	163,053	61,776,705	2,263,584,061
4,010,919	4,409,004	142,609	123,075	—	2,865,687
(8,886,056)	(11,098,117)	(681,460)	(992,951)	(136,018,196)	(2,703,888,201)

19,605,575	9,620,235	(31,245)	(706,823)	(74,241,491)	(437,438,453)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Directors. As of December 31, 2010, the following Portfolios held these types of securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Partner Natural Resources	1	0.08%
Partner Worldwide Allocation	1	0.14%
Partner Growth Stock	1	0.02%
High Yield	1	0.00%
Partner Socially Responsible Bond	1	0.38%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. During the year ended December 31, 2010, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Small Cap Value Portfolio, Small Cap Stock Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner Growth Stock Portfolio and Income Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable. These amounts are shown as part of net realized gains/(losses) on investments in the Statement of Operations.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Portfolios to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Portfolio must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Portfolios analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2010, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2007, through 2010. Additionally, as of December 31, 2010, the tax year ended December 31, 2006, is open for Minnesota and Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2010, management of the Portfolios has reviewed all open tax years and major jurisdictions and

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended December 31, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Large Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in these types of investments.

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve,

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended December 31, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of December 31, 2010. During the year ended December 31, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments.

Total Rate of Return Swaps – A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended December 31, 2010, Moderate Allocation Portfolio engaged in these types of investments.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. These transactions are accounted for as financing and as such the recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations. During the year ended December 31, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Balanced Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the year ended December 31, 2010, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of December 31, 2010, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Partner Technology	$5,238,372
Real Estate Securities	27,519,423
Partner Small Cap Growth	28,348,821
Partner Small Cap Value	18,487,061
Small Cap Stock	13,312,905
Small Cap Index	16,977,521
Mid Cap Growth II	4,571,336
Mid Cap Growth	9,450,794
Partner Mid Cap Value	5,992,560
Mid Cap Stock	31,931,833
Mid Cap Index	5,039,430
Partner International Stock	7,262,696
Partner All Cap	475,200
Large Cap Growth II	20,836,985
Large Cap Growth	26,194,228
Partner Growth Stock	652,305
Large Cap Value	24,104,108
Large Cap Stock	18,189,093
Large Cap Index	1,684,274
Balanced	938,164
High Yield	56,244,506
Diversified Income Plus	5,316,795
Income	12,845,367
Limited Maturity Bond	10,367,220

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2010, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2010, Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect discretionary payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Portfolio is named as a defendant in this action, we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Portfolio and Thrivent Large Cap Index Portfolio are named in a class of over 3,000 shareholder defendants in an adversary action filed on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”). The suit seeks to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. The Balanced Portfolio and the Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. These loss contingencies have not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated.

Thrivent Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust (“Trustee”). The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Lyondell paid approximately $5.9 billion to its shareholders in connection with its December 2007 merger with Basell AF S.C.A. Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720.

(V) In-Kind Redemptions – During the year ended December 31, 2009, the Thrivent Asset Allocation Portfolios, as the shareholders of Portfolios of the Fund (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”). The underlying portfolios distributed portfolio securities rather than cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolios recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. The net realized gains below are included in the Statement of Operations of the underlying portfolios as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolios. These in-kind transactions were conducted at market value. The transactions were as follows:

Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Net Realized Gain
Aggressive Allocation Portfolio
Large Cap Growth II	3,195,439	9/29/2009	$24,477,060	$3,035,443
Large Cap Value	1,537,741	10/7/2009	14,577,788	1,381,084
Mid Cap Stock	1,515,286	10/26/2009	14,228,534	2,387,605
Small Cap Stock	2,073,841	10/28/2009	19,120,811	2,410,449
Moderately Aggressive Allocation Portfolio
Large Cap Growth II	3,834,479	9/29/2009	$29,372,109	$3,572,459
Large Cap Value	5,125,837	10/7/2009	48,592,931	5,123,681
Mid Cap Stock	4,040,753	10/26/2009	37,942,669	6,650,830
Small Cap Stock	3,110,760	10/28/2009	28,681,210	3,469,982
Moderate Allocation Portfolio
Large Cap Growth II	3,834,479	9/29/2009	$29,372,109	$3,901,784
Large Cap Value	5,125,837	10/7/2009	48,592,931	5,302,997
Mid Cap Stock	3,535,679	10/26/2009	33,200,023	5,271,453
Small Cap Stock	2,592,308	10/28/2009	23,901,077	2,522,694

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Net Realized Gain
Moderately Conservative Allocation Portfolio
Large Cap Growth II	1,287,579	8/3/2009	$9,412,199	$693,692
Large Cap Value	2,562,934	10/7/2009	24,296,615	2,382,088
Mid Cap Stock	1,010,227	10/26/2009	9,486,029	894,881
Small Cap Stock	1,036,924	10/28/2009	9,560,437	882,070

(W) Recent Accounting Pronouncements

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

On January 21, 2010, the Financial Accounting Standards Board issued changes to Fair Value Measurements and Disclosures which clarifies existing disclosures and requires additional disclosures regarding fair value measurements. The Portfolios will now need to disclose information about purchases, sales, transfers into and transfers out of Level 3 securities on a gross basis, rather than as a net number as previously required. The Portfolios implemented this provision for the December 31, 2010 shareholder report.

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for asset allocation services. In addition, for investments (other then underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Socially Responsible Bond	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Natural Resources Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Utilities Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Utilities Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Natural

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Resources Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets managed by Victory, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Asset Management Company, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

(C) Expense Reimbursements – As of December 31, 2010, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.30%	N/A
Partner International Stock	0.07%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.25%	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.19%	N/A

As of December 31, 2010, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Aggressive Allocation	0.89%	5/15/2011
Moderately Aggressive Allocation	0.83%	5/15/2011
Moderate Allocation	0.77%	5/15/2011
Moderately Conservative Allocation	0.73%	5/15/2011
Partner Healthcare	1.39%	4/30/2011
Partner Natural Resources	1.19%	4/30/2011
Partner Emerging Markets	1.50%	4/30/2011
Partner Utilities	0.90%	4/30/2011
Partner Worldwide Allocation	1.00%	4/30/2011
Partner Socially Responsible Stock	0.98%	4/30/2011
Partner All Cap Growth	1.00%	4/30/2011
Partner All Cap Value	0.98%	4/30/2011
Equity Income Plus	0.85%	4/30/2011
Partner Socially Responsible Bond	0.68%	4/30/2011

The expense caps for Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation and Moderately Conservative Allocation include all indirect expenses.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2010, Income Portfolio and Limited Maturity Bond Portfolio invested in High Yield Fund. During the year ended December 31, 2010, no Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2010, the Adviser received aggregate fees for accounting and administrative personnel and services of $6,881,062 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $264,737 in fees from the Fund for the year ended December 31, 2010. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$2,659,088	$(16,812,909)	$14,153,821
Moderately Aggressive Allocation	11,516,790	(48,943,939)	37,427,149
Moderate Allocation	10,041,102	(55,035,317)	44,994,215
Moderately Conservative Allocation	2,242,205	(11,934,448)	9,692,243
Partner Technology	176,154	—	(176,154)
Partner Healthcare	23,210	(23,210)	—
Partner Natural Resources	(953)	953	—
Partner Emerging Markets	(29,959)	29,959	—
Real Estate Securities	3,834,039	19,908	(3,853,947)
Partner Utilities	(2,096)	2,096	—
Partner Small Cap Growth	884,113	—	(884,113)
Partner Small Cap Value	269,961	(269,961)	—
Small Cap Stock	272,508	47,049	(319,557)
Small Cap Index	(20,898)	20,898	—
Mid Cap Growth II	(23,400)	23,400	—
Mid Cap Growth	(3,762)	3,762	—
Partner Mid Cap Value	(6,788)	6,788	—
Mid Cap Stock	(11,907)	11,907	—
Partner Worldwide Allocation	(483,987)	483,987	—
Partner International Stock	(1,167,588)	1,167,588	—
Partner Socially Responsible Stock	(5)	5	—
Partner All Cap Growth	12,323	—	(12,323)
Partner All Cap Value	26,936	(25,481)	(1,455)
Partner All Cap	(465)	465	—
Large Cap Growth II	4,961	(3,966)	(995)
Large Cap Growth	18,558	645,289,857	(645,308,415)
Partner Growth Stock	108,809	(749)	(108,060)
Large Cap Value	(445)	445	—
Large Cap Stock	812	(812)	—
Large Cap Index	(47,747)	47,747	—
Equity Income Plus	(1,520)	1,723	(203)
Balanced	(27,634)	27,634	—
High Yield	72,670	167,103,250	(167,175,920)
Diversified Income Plus	(83,694)	725,174	(641,480)
Partner Socially Responsible Bond	(218)	218	—
Income	(504,048)	504,048	—
Limited Maturity Bond	(587,174)	587,174	—
Money Market	49,022	(16,636)	(32,386)

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$16,665,964	$825,295
Moderately Aggressive Allocation	73,963,086	9,647,370
Moderate Allocation	114,863,746	28,013,674
Moderately Conservative Allocation	50,423,081	11,924,607
Partner Healthcare	58,257	535,514
Partner Natural Resources	24,409	—
Partner Emerging Markets	432,330	—
Partner Utilities	195,793	—
Partner Small Cap Value	560,137	—

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Small Cap Index	1,751,757	5,917,818
Mid Cap Growth II	2,421,943	3,481,873
Mid Cap Growth	1,207,667	—
Partner Mid Cap Value	492,571	—
Mid Cap Stock	181,451	—
Mid Cap Index	714,334	4,829,481
Partner Worldwide Allocation	296,776	—
Partner International Stock	312,749	—
Partner Socially Responsible Stock	39	—
Partner All Cap Value	45,133	—
Partner All Cap	395,784	—
Large Cap Growth II	6,076,312	1,710,869
Large Cap Growth	323,129	—
Large Cap Value	207,245	—
Large Cap Stock	85,020	—
Large Cap Index	5,305,682	—
Equity Income Plus	238,167	—
Balanced	7,046,226	6,919,766
High Yield	681,674	—
Diversified Income Plus	5,830,693	—
Partner Socially Responsible Bond	4,182	—
Income	509,994	—
Bond Index	183,405	863,822
Limited Maturity Bond	753,574	—
Mortgage Securities	136,229	—

At December 31, 2010, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Technology	$8,235,850	2016
	2,198,564	2017

	$10,434,414

Partner Natural Resources	19,375	2016
	220,112	2017
	6,424	2018

	$245,911

Partner Emerging Markets	52,953	2016
	783,676	2017

	$836,629

Real Estate Securities	495,223	2016
	18,439,010	2017

	$18,934,233

Partner Utilities	375,164	2016
	285,260	2017
	296,017	2018

	$956,441

Partner Small Cap Growth	11,917,120	2016
	28,535,801	2017

	$40,452,921

Partner Small Cap Value	5,630,550	2017

	$5,630,550

Small Cap Stock	5,874,551	2016
	69,139,593	2017

	$75,014,144

Mid Cap Growth	42,488,529	2017

	$42,488,529

Partner Mid Cap Value	22,855,565	2017

	$22,855,565

Mid Cap Stock	58,781,162	2016
	27,996,719	2017

	$86,777,881

Partner Worldwide Allocation	2,053,379	2016
	8,548,351	2017

	$10,601,730

Partner International Stock	99,131,508	2016
	186,079,623	2017

	$285,211,131

Partner Socially Responsible Stock	99,213	2016
	493,087	2017
	14,165	2018

	$606,465

Partner All Cap Growth	501,169	2016
	586,578	2017

	$1,087,747

Partner All Cap Value	133,861	2016
	885,072	2017

	$1,018,933

Partner All Cap	8,117,940	2016
	11,312,120	2017

	$19,430,060

Large Cap Growth	198,356,425	2011
	163,432,783	2016
	185,657,815	2017

	$547,447,023

Partner Growth Stock	10,008,308	2017

	$10,008,308

Large Cap Value	44,100,129	2016
	139,308,484	2017

	$183,408,613

Large Cap Stock	51,250,687	2016
	98,352,276	2017

	$149,602,963

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Portfolio	Capital Loss Carryover	Expiration Year
Large Cap Index	4,787,790	2017

	$4,787,790

Equity Income Plus	4,438,624	2016
	5,497,079	2017

	$9,935,703

High Yield	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016
	46,838,004	2017

	$496,575,705

Diversified Income Plus	9,888,303	2016
	9,354,607	2017

	$19,242,910

Income	1,348,819	2016
	51,183,448	2017

	$52,532,267

Limited Maturity Bond	2,898,223	2016
	6,959,975	2017

	$9,858,198

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the next fiscal year will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the next fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryovers generated in future years must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above.

During the fiscal year 2010, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Partner Technology	3,142,543
Partner Emerging Markets	10,321
Real Estate Securities	7,571,536
Partner Small Cap Growth	22,094,332
Partner Small Cap Value	5,850,333
Small Cap Stock	54,201,584
Small Cap Index	6,962,218
Mid Cap Growth	29,458,678
Partner Mid Cap Value	17,793,082
Mid Cap Stock	31,961,579
Mid Cap Index	888,376
Partner Worldwide Allocation	6,004,984
Partner International Stock	7,239,202
Partner All Cap Growth	35,174
Partner All Cap Value	365,468
Partner All Cap	4,804,367
Large Cap Growth	79,095,988
Partner Growth Stock	3,034,953
Large Cap Value	27,055,405
Large Cap Stock	42,856,515
Large Cap Index	4,366,297
Equity Income Plus	1,368,141
High Yield	17,174,365
Diversified Income Plus	2,208,997
Income	40,248,124
Bond Index	1,265,677
Limited Maturity Bond	11,843,908

In addition, the following capital loss carryovers expired during the fiscal year 2010: Large Cap Growth Portfolio, $645,308,415; High Yield Portfolio, $167,175,920; and Diversified Income Plus Portfolio, $641,380.

The following Portfolios deferred, on a tax basis, the following post-October 2010 losses:

Portfolio	Post-October Loss
Partner Utilities	$6,289
Large Cap Growth	5,651,179
Partner Socially Responsible Bond	25,773
Bond Index	250,653
Limited Maturity Bond	646,902
Mortgage Securities	167,630

These amounts are deferred for tax purposes, deemed to occur in the next fiscal year, and will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the next fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

The tax character of distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Portfolio	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Aggressive Allocation	$12,321,615	$18,295,706	$—	$—	$—	$—
Moderately Aggressive Allocation	82,045,060	77,679,068	—	—	—	—
Moderate Allocation	122,452,842	103,104,758	—	—	—	—
Moderately Conservative Allocation	48,468,152	36,683,505	2,670,270	—	—	—
Partner Healthcare	285,849	1,353	—	—	—	—
Partner Natural Resources	19,477	—	—	—	—	—
Partner Emerging Markets	—	76,466	—	—	—	—
Real Estate Securities	8,680,000	6,291,795	—	—	—	2,508,205
Partner Utilities	150,229	—	—	—	—	—
Partner Small Cap Growth	—	111,079	—	—	—	—
Partner Small Cap Value	2,402,557	1,581,418	—	159,744	—	—
Small Cap Stock	107,303	2,254,275	—	—	—	—
Small Cap Index	1,688,689	3,597,439	—	31,411,591	—	—
Mid Cap Growth II	3,887,907	1,858	8,287,882	—	—	—
Mid Cap Growth	947,099	53,590	—	—	—	—
Partner Mid Cap Value	1,688,800	1,544,209	—	—	—	—
Mid Cap Stock	2,143,045	2,265,664	—	—	—	—
Mid Cap Index	915,779	1,478,447	—	4,989,989	—	—
Partner Worldwide Allocation	6,741,083	3,279,164	—	—	—	—
Partner International Stock	16,065,985	18,300,363	—	—	—	—
Partner Socially Responsible Stock	4,433	16,869	—	—	—	—
Partner All Cap Value	—	56,625	—	—	—	—
Partner All Cap	425,206	744,537	—	—	—	—
Large Cap Growth II	28,106,422	36,404,586	19,348,300	—	—	—
Large Cap Growth	5,477,772	6,800,000	—	—	—	—
Partner Growth Stock	10,928	168,813	—	—	—	—
Large Cap Value	10,382,197	12,050,128	—	—	—	—
Large Cap Stock	4,434,436	5,328,987	—	—	—	—
Large Cap Index	6,071,009	9,467,689	—	17,308,240	—	—
Equity Income Plus	1,091,095	906,000	—	—	—	—
Balanced	8,856,775	11,644,909	—	4,181,300	—	—
High Yield	64,046,375	62,236,431	—	—	—	—
Diversified Income Plus	4,650,351	5,981,706	—	—	—	—
Partner Socially Responsible Bond	380,002	443,176	117,450	138,583	—	—
Income	64,435,842	66,102,037	—	—	—	—
Bond Index	5,092,427	6,320,731	—	—	—	—
Limited Maturity Bond	39,165,559	40,607,051	—	—	—	—
Mortgage Securities	1,389,516	1,111,908	59,896	—	—	—
Money Market	—	2,865,679	—	—	—	—

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$322,633	$300,782
Moderately Aggressive Allocation	952,827	704,613
Moderate Allocation	1,291,310	713,507
Moderately Conservative Allocation	647,511	299,566
Partner Technology	16,655	18,349
Partner Healthcare	9,612	6,869
Partner Natural Resources	5,700	416
Partner Emerging Markets	17,197	878
Real Estate Securities	50,265	44,345
Partner Utilities	2,445	1,403
Partner Small Cap Growth	168,601	169,127
Partner Small Cap Value	45,386	54,042
Small Cap Stock	507,180	542,944
Small Cap Index	21,937	51,364
Mid Cap Growth II	69,983	70,235
Mid Cap Growth	170,570	216,730
Partner Mid Cap Value	184,065	179,669
Mid Cap Stock	337,416	380,511
Mid Cap Index	10,765	22,793
Partner Worldwide Allocation	516,857	297,419
Partner International Stock	809,885	867,509
Partner Socially Responsible Stock	1,652	2,024
Partner All Cap Growth	8,253	6,740
Partner All Cap Value	9,384	8,624
Partner All Cap	105,847	114,468
Large Cap Growth II	781,124	786,645
Large Cap Growth	2,148,268	2,280,448

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

	In thousands
Portfolio	Purchases	Sales
Partner Growth Stock	20,843	30,085
Large Cap Value	790,147	797,842
Large Cap Stock	955,568	957,991
Large Cap Index	19,739	67,778
Equity Income Plus	209,143	194,489
Balanced	17,447	53,956
High Yield	616,382	633,077
Diversified Income Plus	109,968	99,687
Partner Socially Responsible Bond	7,238	5,770
Income	1,055,751	1,053,434
Bond Index	12,155	16,424
Limited Maturity Bond	779,855	701,641
Mortgage Securities	2,667	7,088

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$59,173	$38,268
Moderately Aggressive Allocation	158,461	107,817
Moderate Allocation	213,799	146,280
Moderately Conservative Allocation	81,111	56,481
Small Cap Stock	—	1,000
Small Cap Index	—	401
Balanced	354,929	356,151
Diversified Income Plus	1,495	1,490
Partner Socially Responsible Bond	4,662	3,450
Income	777,043	816,719
Bond Index	667,405	665,991
Limited Maturity Bond	599,637	501,651
Mortgage Securities	230,854	226,954

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2010, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Balanced	4	2.07%
High Yield	1	0.57%
Diversified Income Plus	2	1.00%
Partner Socially Responsible Bond	1	0.17%
Income	7	1.56%
Bond Index	4	3.93%
Limited Maturity Bond	7	1.57%
Mortgage Securities	2	5.06%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premium Amount
Aggressive Allocation
Balance at December 31, 2009	—	$—
Opened	12	64,906
Closed	—	—
Expired	—	—
Exercised	(12)	(64,906)

Balance at December 31, 2010	—	$—

Moderately Aggressive Allocation
Balance at December 31, 2009	—	$—
Opened	48	253,906
Closed	—	—
Expired	—	—
Exercised	(48)	(253,906)

Balance at December 31, 2010	—	$—

Moderate Allocation
Balance at December 31, 2009	—	$—
Opened	67	356,438
Closed	—	—
Expired	—	—
Exercised	(67)	(356,438)

Balance at December 31, 2010	—	$—

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

	Number of Contracts	Premium Amount
Moderately Conservative Allocation
Balance at December 31, 2009	—	$—
Opened	26	140,375
Closed	—	—
Expired	—	—
Exercised	(26)	(140,375)

Balance at December 31, 2010	—	$—

Large Cap Growth II
Balance at December 31, 2009	195	$11,416
Opened	761	56,800
Closed	(112)	(6,837)
Expired	(649)	(49,963)
Exercised	(195)	(11,416)

Balance at December 31, 2010	—	$—

Large Cap Growth
Balance at December 31, 2009	457	$26,755
Opened	9,325	1,111,809
Closed	(5,556)	(687,957)
Expired	(3,618)	(371,081)
Exercised	(608)	(79,526)

Balance at December 31, 2010	—	$—

Large Cap Stock
Balance at December 31, 2009	1,145	$415,231
Opened	16,236	6,351,831
Closed	(15,713)	(6,428,421)
Expired	(1,223)	(203,402)
Exercised	(145)	(8,489)

Balance at December 31, 2010	300	$126,750

Equity Income Plus
Balance at December 31, 2009	110	$44,897
Opened	1,775	713,467
Closed	(1,760)	(720,540)
Expired	(75)	(16,699)
Exercised	—	—

Balance at December 31, 2010	50	$21,125

Diversified Income Plus
Balance at December 31, 2009	60	$24,405
Opened	760	304,668
Closed	(760)	(309,718)
Expired	(30)	(6,680)
Exercised	—	—

Balance at December 31, 2010	30	$12,675

Mortgage Securities
Balance at December 31, 2009	—	$—
Opened	5	22,000
Closed	—	—
Expired	—	—
Exercised	(5)	(22,000)

Balance at December 31, 2010	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2010, the Portfolios engaged in purchases and sales of securities of $27,135,996 and $26,825,656, respectively.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2010

Portfolio	Shares Authorized	Par Value
Equity Income Plus	200,000,000	$0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2010	$10.66	$0.10	$1.72	$1.82	$(0.16)	$(0.10)
Year Ended 12/31/2009	8.51	0.09	2.47	2.56	(0.41)	—
Year Ended 12/31/2008	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2010	10.72	0.17	1.42	1.59	(0.25)	(0.17)
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2010	10.82	0.22	1.21	1.43	(0.29)	(0.17)
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2010	10.91	0.23	0.97	1.20	(0.28)	(0.17)
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—
PARTNER TECHNOLOGY PORTFOLIO
Year Ended 12/31/2010	5.69	(0.04)	1.46	1.42	—	—
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.26)	$12.22	17.53%	$587.1	0.34%	0.95%	0.39%	0.90%	68%
(0.41)	10.66	30.62%	497.6	0.23%	1.29%	0.26%	1.27%	22%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%

(0.42)	11.89	15.43%	2,505.6	0.28%	1.83%	0.28%	1.83%	39%
(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%

(0.46)	11.79	13.68%	3,569.4	0.26%	2.51%	0.26%	2.51%	30%
(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%

(0.45)	11.66	11.41%	1,591.3	0.28%	2.81%	0.28%	2.81%	30%
(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%

—	7.11	25.00%	36.3	1.15%	(0.57)%	1.15%	(0.57)%	54%
—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2010	$11.08	$(0.02)	$1.22	$1.20	$(0.02)	$(0.18)	$—
Year Ended 12/31/2009	8.94	0.02	2.12	2.14	—	—	—
Year Ended 12/31/2008 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—	—

PARTNER NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2010	8.23	—	1.34	1.34	(0.01)	—	—
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS PORTFOLIO
Year Ended 12/31/2010	9.72	0.06	2.60	2.66	—	—	—
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—	—
Year Ended 12/31/2008 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2010	11.67	0.22	2.99	3.21	(0.39)	—	—
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)
Year Ended 12/31/2008	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	—

PARTNER UTILITIES PORTFOLIO
Year Ended 12/31/2010	7.76	0.18	0.33	0.51	(0.17)	—	—
Year Ended 12/31/2009	6.93	0.18	0.65	0.83	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—

PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2010	10.03	(0.07)	2.96	2.89	—	—	—
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	—
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.20)	$12.08	11.13%	$17.9	1.39%	(0.15)%	1.71%	(0.47)%	45%
—	11.08	23.83%	13.3	1.39%	0.19%	2.10%	(0.52)%	80%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

(0.01)	9.56	16.33%	28.7	1.20%	(0.06)%	1.28%	(0.15)%	2%
—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

—	12.38	27.33%	40.9	1.50%	0.74%	1.88%	0.36%	4%
(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

(0.39)	14.49	27.56%	329.5	0.87%	1.62%	0.87%	1.62%	15%
(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%

(0.17)	8.10	6.69%	7.9	0.91%	2.80%	2.48%	1.23%	22%
—	7.76	12.00%	6.4	0.90%	2.93%	3.10%	0.73%	22%
(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

—	12.92	28.86%	208.5	1.01%	(0.62)%	1.11%	(0.72)%	100%
(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2010	$15.58	$0.13	$3.52	$3.65	$(0.17)	$—
Year Ended 12/31/2009	12.07	0.11	3.52	3.63	(0.11)	(0.01)
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)

SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)

SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2010	10.57	0.11	2.60	2.71	(0.09)	—
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)

MID CAP GROWTH PORTFOLIO II
Year Ended 12/31/2010	8.43	0.01	2.32	2.33	—	(0.81)
Year Ended 12/31/2009	5.65	—	2.78	2.78	—	—
Year Ended 12/31/2008	11.42	0.01	(4.37)	(4.36)	(0.03)	(1.38)
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)

MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2010	14.42	0.06	4.12	4.18	(0.04)	—
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.17)	$19.06	23.46%	$266.9	0.88%	0.75%	0.88%	0.75%	19%
(0.12)	15.58	30.24%	226.3	0.89%	0.86%	0.90%	0.85%	19%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%

—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%
(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%

(0.09)	13.19	25.88%	220.1	0.46%	0.86%	0.46%	0.86%	11%
(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%

(0.81)	9.95	28.03%	160.2	0.72%	0.12%	1.02%	(0.18)%	55%
—	8.43	49.31%	125.8	0.68%	(0.05)%	1.05%	(0.42)%	73%
(1.41)	5.65	(42.71)%	80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%

(0.04)	18.56	29.11%	419.9	0.46%	0.34%	0.46%	0.34%	48%
—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2010	$10.82	$0.08	$2.58	$2.66	$(0.10)	$—
Year Ended 12/31/2009	8.25	0.12	2.54	2.66	(0.09)	—
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)

MID CAP STOCK PORTFOLIO
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)

MID CAP INDEX PORTFOLIO
Year Ended 12/31/2010	10.37	0.11	2.55	2.66	(0.12)	—
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2010	7.84	0.11	0.93	1.04	(0.11)	—
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—
Year Ended 12/31/2008 (c)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

PARTNER INTERNATIONAL STOCK PORTFOLIO
Year Ended 12/31/2010	9.99	0.20	0.68	0.88	(0.20)	—
Year Ended 12/31/2009	8.18	0.20	1.82	2.02	(0.21)	—
Year Ended 12/31/2008	17.26	0.33	(6.56)	(6.23)	(0.68)	(2.17)
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—

PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Year Ended 12/31/2010	8.76	—	1.60	1.60	(0.01)	—
Year Ended 12/31/2009	6.48	0.03	2.29	2.32	(0.04)	—
Year Ended 12/31/2008 (c)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.10)	$13.38	24.73%	$232.2	0.85%	0.72%	0.85%	0.72%	91%
(0.09)	10.82	32.33%	183.7	0.87%	1.42%	0.88%	1.41%	114%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%

(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%
(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%

(0.12)	12.91	25.91%	94.2	0.54%	0.81%	0.54%	0.81%	13%
(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%

(0.11)	8.77	13.43%	522.6	1.00%	1.73%	1.05%	1.68%	84%
(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

(0.20)	10.67	8.78%	889.3	0.83%	1.97%	0.91%	1.89%	100%
(0.21)	9.99	24.79%	882.9	0.85%	2.29%	0.91%	2.23%	76%
(2.85)	8.18	(41.10)%	778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%

(0.01)	10.35	18.31%	4.4	0.98%	0.05%	3.63%	(2.60)%	41%
(0.04)	8.76	35.65%	4.1	0.98%	0.41%	4.06%	(2.67)%	41%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER ALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2010	$8.03	$(0.01)	$2.05	$2.04	$—	$—
Year Ended 12/31/2009	5.34	(0.01)	2.70	2.69	—	—
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Year Ended 12/31/2010	7.65	0.03	1.41	1.44	—	—
Year Ended 12/31/2009	5.47	0.06	2.20	2.26	(0.08)	—
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2010	7.73	0.04	1.22	1.26	(0.06)	—
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—

LARGE CAP GROWTH PORTFOLIO II
Year Ended 12/31/2010	7.32	0.02	0.55	0.57	(0.02)	(0.93)
Year Ended 12/31/2009	5.85	0.05	2.26	2.31	(0.04)	(0.80)
Year Ended 12/31/2008	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)

LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$—	$10.07	25.33%	$11.8	1.00%	(0.17)%	2.26%	(1.42)%	77%
—	8.03	50.32%	8.1	1.00%	(0.15)%	3.79%	(2.94)%	46%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

—	9.09	18.86%	7.4	0.99%	0.39%	2.77%	(1.39)%	146%
(0.08)	7.65	41.20%	5.5	0.98%	1.26%	4.67%	(2.43)%	143%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.06)	8.93	16.34%	62.4	1.02%	0.47%	1.22%	0.27%	180%
(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%

(0.95)	6.94	8.35%	385.1	0.62%	0.32%	0.87%	0.07%	231%
(0.84)	7.32	39.78%	357.4	0.57%	0.67%	0.87%	0.37%	235%
(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%

(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%
(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2010	$9.93	$(0.02)	$1.67	$1.65	$—	$—
Year Ended 12/31/2009	6.96	—	3.00	3.00	(0.03)	—
Year Ended 12/31/2008	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)

LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2010	9.65	0.14	1.08	1.22	(0.14)	—
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)

LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)

LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2010	15.76	0.30	1.95	2.25	(0.30)	—
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—

EQUITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2010	7.91	0.15	1.13	1.28	(0.13)	—
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$11.58	16.62%	$61.4	0.95%	(0.19)%	1.05%	(0.29)%	36%
(0.03)	9.93	43.17%	61.3	0.98%	0.01%	1.08%	(0.09)%	53%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%

(0.14)	10.73	12.61%	811.3	0.65%	1.39%	0.65%	1.39%	109%
(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%

(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%
(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%

(0.30)	17.71	14.63%	331.5	0.42%	1.64%	0.42%	1.64%	6%
(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%

(0.13)	9.06	16.23%	76.3	0.85%	2.06%	0.89%	2.02%	362%
(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED PORTFOLIO
Year Ended 12/31/2010	$13.44	$0.34	$1.39	$1.73	$(0.36)	$(0.09)
Year Ended 12/31/2009	11.75	0.38	2.06	2.44	(0.55)	(0.20)
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—

HIGH YIELD PORTFOLIO
Year Ended 12/31/2010	4.56	0.38	0.25	0.63	(0.38)	—
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—
Year Ended 12/31/2008	4.84	0.37	(1.34)	(0.97)	(0.39)	—
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—

DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2010	6.14	0.38	0.55	0.93	(0.32)	—
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Year Ended 12/31/2010	10.16	0.33	0.48	0.81	(0.33)	(0.33)
Year Ended 12/31/2009	10.02	0.43	0.62	1.05	(0.36)	(0.55)
Year Ended 12/31/2008 (c)	10.00	0.26	0.01	0.27	(0.25)	—

INCOME PORTFOLIO
Year Ended 12/31/2010	9.39	0.49	0.57	1.06	(0.49)	—
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$(0.45)	$14.72	13.30%	$270.6	0.44%	2.13%	0.44%	2.13%	136%
(0.75)	13.44	21.76%	281.2	0.44%	2.55%	0.44%	2.54%	115%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%

(0.38)	4.81	14.58%	783.0	0.45%	8.20%	0.45%	8.20%	82%
(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%

(0.32)	6.75	15.85%	106.0	0.57%	6.28%	0.57%	6.28%	116%
(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%

(0.66)	10.31	8.05%	8.8	0.69%	3.09%	2.40%	1.39%	146%
(0.91)	10.16	10.98%	6.2	0.68%	4.17%	2.51%	2.33%	148%
(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.49)	9.96	11.55%	1,322.2	0.44%	5.06%	0.44%	5.05%	146%
(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Year Ended 12/31/2010	$10.13	$0.33	$0.60	$0.93	$(0.33)	$—
Year Ended 12/31/2009	9.72	0.37	0.43	0.80	(0.39)	—
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—

LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2010	9.62	0.32	0.18	0.50	(0.32)	—
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—

MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2010	9.62	0.35	0.80	1.15	(0.35)	(0.10)
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—
Year Ended 12/31/2008	9.71	0.44	(0.91)	(0.47)	(0.42)	—
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—

MONEY MARKET PORTFOLIO
Year Ended 12/31/2010	1.00	—	—	—	—	—
Year Ended 12/31/2009	1.00	—	—	—	—	—
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.33)	$10.73	9.24%	$161.4	0.46%	3.12%	0.46%	3.12%	387%
(0.39)	10.13	8.47%	156.5	0.46%	3.78%	0.47%	3.77%	388%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%

(0.32)	9.80	5.25%	1,318.7	0.43%	3.27%	0.44%	3.27%	102%
(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%

(0.45)	10.32	12.09%	33.5	0.89%	3.43%	0.89%	3.43%	676%
(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%

—	1.00	—	171.8	0.31%	(0.01)%	0.50%	(0.19)%	N/A
—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by a majority of the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on November 17, 2010, the Board of Directors of the Fund voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series (each, a “Portfolio”) of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Portfolios;

3.	The cost of services provided and profit realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Portfolios grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 22, August 24, October 20 and November 16, 2010 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, changes in staff, systems improvements, and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. The Independent Directors relied on their own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contract Committee’s and Board’s review and conclusions were based on a

Additional Information

(unaudited)

comprehensive consideration of all information presented to them and not the result of any single controlling factor. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about each of the Portfolios. The Board also met on occasion with certain additional portfolio managers. These reports, presentations and meetings gave the Board an opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Fund. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered, in light of the impact of the economic downturn in recent years on the investment advisory industry generally, the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, three- and five-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2010, the Board noted that 68% of the internally-managed Portfolios and 56% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of each individual Portfolio was either satisfactory compared to its peer group of funds or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group of funds. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that 60.0% of the Portfolios, representing 77.0% of total Fund assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Portfolios, noting that 77.8% of the Portfolios, representing 75.1% of total Fund assets, had effective advisory fees at or below the medians of their peer

Additional Information

(unaudited)

groups. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group of funds. The Board noted that 80.5% of the Portfolios, representing 98.9% of total Fund assets, had net operating expenses at or below the median of their peer groups.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Fund, including, among other things, research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

Board of Directors and Officers

(unaudited)

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of the 41 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 funds, as of December 31, 2010; which offer Class A and Institutional Class shares.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial for Lutherans (Thrivent Financial).

The 41 series of the Fund, the 26 funds of Thrivent Mutual Funds and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Director (1)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	President since 2008; Director since 2009	68	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None
Independent Directors (3)
Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 71	Director since 2004	68	President, Carthage College	Currently, Director of Optique Funds, Inc., an investment company consisting of one portfolio; Kenosha Hospital and Medical Center, Prairie School Board and United Health Systems Board. Previously, Director of the National Association of Independent Colleges and Universities.

Board of Directors and Officers

(unaudited)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 72	Director from 2004 until December 2010	68	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 67	Director since 2004	68	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	Previously, Director of the International Agricultural Marketing Association

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 67	Director since 2004	68	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007	Previously, Director of Washington Hospital Center

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 54	Director since 2009	68	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 71	Chairperson since 2009; Director since 2004	68	Retired	Previously, Director of Norstan, Inc.

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 64	Director since 2006	68	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Board of Directors and Officers

(unaudited)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 60	Director since 2007	68

Retired; previously

Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds

				None

Board of Directors and Officers

(unaudited)

Executive Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	President since 2008; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 39	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, since 2006 and Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 to December 2010, Thrivent Financial; Partner, Kirkland & Ellis LLP from 2004 to 2006

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 43	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting Thrivent Financial since 2006, Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN Age 45	Chief Compliance Officer since December 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009; Chief Compliance Officer, Mason Street Advisors from 2001 to 2005

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 46	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 49	Vice President since 2006	Vice President, Products, Thrivent Financial since 2005

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 40	Vice President and Anti- Money Laundering Officer since 2006	Director, Product Compliance and Systems Support, Thrivent Financial since 2010; Director, Business Control Services, Thrivent Financial from 2006 to 2010; Manager of Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 49	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 55	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Secretary since 2010	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Board of Directors and Officers

(unaudited)

Name, Address and Age	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 39	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 41	Assistant Treasurer since 2004	Director, Fund Accounting Operations, Thrivent Financial since 2003

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 33	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Directors other than Mr. Swansen are not “interested persons” of the Fund and are referred to as “Independent Directors.”

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23572AR R2-11

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $556,733 for the year ended December 31, 2010 and $556,733 for the year ended December 31, 2009.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2009. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2010 and $0 for the year ended December 31, 2009.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $139,492 for the year ended December 31, 2010 and $199,480 for the year ended December 31, 2009. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2010 and $0 for the year ended December 31, 2009.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2010 and $0 for the year ended December 31, 2009. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $1,500 for the year ended December 31, 2010 and $1,500 for the year ended December 31, 2009. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These $1,500 figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or for any service affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2010, were for work performed by persons other than full-time, permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2010 and December 31, 2009 were $1,500 and $1,500, respectively. These $1,500 figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 24, 2011	THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 24, 2011	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 24, 2011	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer